                                                             [LOGO OF PROVIDIAN]
Post Office Box 32830
400 West Market Street
Louisville, Kentucky 40232


August 1997



Dear Valued Customer:

Enclosed are semi-annual reports for the portfolios available in your Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, call one of our customer service representatives at 1-800-866-6007, 9 a.m. to 5 p.m. Eastern time, Monday through Friday.

Providian Life and Health is proud to have you as our customer.

Sincerely,

/s/ William L. Bussler

William Bussler
President, Financial Markets Division



Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.

Variable
Investment Fund,
Growth and Income
Portfolio
Semi-Annual
Report

June 30, 1997

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     During the fiscal half-year period ended June 30, 1997, the total return for the Growth and Income Portfolio of Dreyfus Variable Investment Fund was 9.23%.* This compares with a return of 20.60% for the Standard and Poor's 500 Composite Stock Price Index.** From inception on May 2, 1994 to June 30, 1997, the total return for the Portfolio was 110.92%, and the average annual total return was 26.64%.***

Economic Review

     The striking feature of the U.S. economy has been the sustained economic expansion for many years combined with low inflation. Low price inflation has boosted the purchasing power of incomes and contributed to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily.

     Real GDP growth grew at an above-trend rate from year-end 1995 to year-end 1996, accelerating to nearly 6% in the first quarter of this year. Clear evidence of a subsequent slowdown has emerged. The slower near term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether weak demand can sustain a sluggish consumer profile and, hence, a slow growth rate for the overall economy from here on. Factors that underpin a resumption of stronger spending are rising real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.

     Alongside evidence of a slower retail sector are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. In addition, corporate profits have continued to surprise on the upside.

     Views on the need to tighten monetary policy are divergent. There are those who believe that the inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, the Fed's most recent stance was to adopt a policy bias towards tighter future policy. Any actual Federal Reserve decisions are likely to be triggered by the flow of news about economic strength and inflation.

Market Overview

     Common stocks performed well during the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of 20.6%, the Dow Jones Industrial Average was up 20.12%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 10.20%.**

     All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.

     A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

     The best performing industries in the past six months included financial stocks, pharmaceuticals, semiconductor and computer shares and communications. Laggards included casino gambling, heavy construction, precious metals and electric utilities.

     As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down--that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.

Portfolio Focus

     The Growth and Income Portfolio of the Dreyfus Variable Investment Fund has grown since inception on May 2, 1994 to $304.6 million as of June 30, 1997. With a mix of different-sized companies included in the portfolio, the average market capitalization of companies held in the Portfolio is less than the average of companies in the Standard and Poor's 500 Stock Price Index. The portfolio includes some securities for growth and others for income. There is a mix of large capitalization stocks, mid-capitalization stocks and small capitalization stocks.

     The portfolio includes a mixture of convertible securities, real estate investment trusts and utilities as a means of satisfying the income portion of the Growth and Income Portfolio's joint objectives of growth and income. Both the utility indexes and the convertible securities indexes lagged the strong return on the Standard and Poor's 500 Stock Price Index in the first six months of 1997. The portfolio includes investments in the convertible securities of Thermo Electron, AirTouch Communications and Home Depot, among others.

     The mix of investments in the portfolio is illustrated by the largest common stock holdings in the Portfolio. Brascan is a major Canadian conglomerate. Biogen is a biotech company with a new drug for multiple sclerosis that has strongly rising sales. Thermo Instrument Systems is a scientific instrument company selling into a number of markets. UGI is a gas utility which also has an important investment in a propane company. Tyco International is a U.S. conglomerate with a good record of persistent earnings growth. GTE is a local telephone company which is able to enter the long-distance business without the regulatory limitations that are imposed on regional Bell operating companies. Louisiana Land and Exploration is a major oil and gas producer.

     The composition of the Portfolio was part of the reason it trailed the broader market. It has minimal investments in the supercap stocks which have been leading the market. The first half of 1997 was not a very favorable period for relative performance in small-cap stocks or convertible securities in which the Portfolio has significant investments. In addition, average cash reserves in the Portfolio were held at somewhat above industry average levels during the fiscal half year in an effort to reduce portfolio risk. While the Portfolio continues to have the flexibility to invest in a mix of small-cap, mid-cap, and large-cap stocks, there may be an increase in the average market capitalization in the Portfolio with the intention of reducing the volatility of the Portfolio relative to the broad market averages.

     The Federal Reserve actions in raising short-term interest rates early in 1997 have increased the competition for stocks from money market investments and raised fears about a future slowdown in profits. There are three things which usually motivate a central bank to tighten. The first is an excessively weak currency. That's hardly the case now. The second is when inflation has already surged to a dangerous level. That's not true either. The third is when real growth is faster than the long-term trend, raising worries at the central bank about a potential future rise in inflation. That's what we experienced earlier this year. The Fed's tightening occurred prior to any dramatic upsurge in inflation. In fact, recent inflation numbers have been quite favorable and the pace of economic growth has cooled.

     The valuation of common stocks tends to be a function of the level of inflation, the level of interest rates, and expectations about corporate profits. So far, inflation has remained moderate. Interest rates rose earlier this year but have since stabilized. Current corporate profitability has been high. However, some of the forces which have helped the profitability of U.S. corporations may prove less favorable over the next year. The dollar is not as weak as it was before, somewhat reducing the advantage U.S. firms had in competing with European and Japanese firms. The ability to refinance corporate debt at lower interest rates has been reduced by the rise in interest rates. A great deal of corporate restructuring has already occurred, to the point where further cost reductions may be harder to achieve. Corporate profits have benefited from an economy which has been running above trend. But the Fed seems dedicated to bringing the period of above-trend economic growth to an end.

     We believe that the good news is that U.S. corporations have been more successful in shifting their resources from old industries to new industries than have their counterparts in Europe and Japan. U.S. companies are well-positioned in the new industries which will be the growth engines of the industrialized economies in the next decade.

     We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of the Dreyfus Variable Investment Fund. We have endeavored to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus has been on achieving a satisfactory return for the shareholders over a period of time.

                                       Very truly yours,


                                       Richard B. Hoey
                                       Portfolio Manager

July 18, 1997
New York, N,Y.

  * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts.

 ** SOURCE:LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Nasdaq Composite Index is an unmanaged index which monitors stocks traded over-the-counter. The Russell 2000 Index is a widely accepted unmanaged Index of small cap stock performance.

*** Fund's share price and investment return fluctuate so you may receive more or less than your original cost upon redemption. Past performance is no guarantee of future results.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------------------------------------
Statement of Investments                                                            June 30, 1997 (Unaudited)

Common Stocks--73.7%                                                                 Shares           Value
--------------------------------------------------------------                      --------       -----------

Basic and Process Industries--2.0%  Aluminum Co. of America................          25,000        $ 1,884,375
                                    Georgia-Pacific........................          50,000          4,268,750
                                                                                                   -----------
                                                                                                     6,153,125
                                                                                                   -----------

               Capital Goods--5.8%  Deere & Co.............................         100,000          5,487,500
                                    Ingersoll-Rand.........................         100,000          6,175,000
                                    Thermo Instrument Systems..............         200,000 (a)      6,125,000
                                                                                                   -----------
                                                                                                    17,787,500
                                                                                                   -----------

                    Consumer--6.8%  Borg-Warner Automotive.................          50,000          2,703,125
                                    Hertz, Cl. A...........................          28,300 (a)      1,018,800
                                    OfficeMax..............................         450,000 (a)      6,496,875
                                    Philip Morris Cos......................         130,000          5,768,750
                                    Polo Ralph Lauren, Cl. A...............          49,600 (a)      1,357,800
                                    Sunglass Hut International.............         550,000 (a)      3,471,875
                                                                                                   -----------
                                                                                                    20,817,225
                                                                                                   -----------

                      Energy--7.1%  Amerada Hess...........................          50,000          2,778,125
                                    Louisiana Land & Exploration...........         120,000          6,855,000
                                    Santa Fe International.................         156,600 (a)      5,324,400
                                    UGI....................................         300,000          6,637,500
                                                                                                   -----------
                                                                                                    21,595,025
                                                                                                   -----------

                   Financial--5.8%  Chase Manhattan........................          50,000          4,853,125
                                    Fannie Mae.............................         100,000          4,362,500
                                    Fleet Financial Group..................          75,000          4,743,750
                                    Nationwide Financial Services, Cl. A...         134,400 (a)      3,570,000
                                                                                                   -----------
                                                                                                    17,529,375
                                                                                                   -----------

                 Health Care--9.1%  ALPHARMA, Cl. A........................         250,000          3,984,375
                                    American Home Products.................          50,000          3,825,000
                                    Biogen.................................         200,000 (a)      6,775,000
                                    Mentor.................................         200,000          5,925,000
                                    PacifiCare Health Systems, Ser. B......          50,000 (a)      3,193,750
                                    Varian Associates......................          75,000          4,068,750
                                                                                                   -----------
                                                                                                    27,771,875
                                                                                                   -----------

                   Insurance--2.9%  CIGNA..................................          30,000          5,325,000
                                    Chubb..................................          50,000          3,343,750
                                                                                                   -----------
                                                                                                     8,668,750
                                                                                                   -----------

        Media/Entertainment--7.5%   Comcast, Cl. A.........................         300,000          6,412,500
                                    Evergreen Media, Cl. A.................          40,000 (a)      1,785,000
                                    Groupe AB, A.D.S.......................         300,000 (a)      2,550,000
                                    International Game Technology..........         300,000          5,325,000

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------

Statement of Investments (continued)                   June 30, 1997 (Unaudited)

Common Stocks (continued)                                                            Shares               Value
-------------------------                                                           -------            ------------
   Media/Entertainment (continued)  Viacom, Cl. B...............................     70,000 (a)        $  2,100,000
                                    Westinghouse Electric.......................    200,000               4,625,000
                                                                                                       ------------
                                                                                                         22,797,500
                                                                                                       ------------
           Mining and Metals--2.8%  Brascan, Cl. A..............................    350,000               8,618,750
                                                                                                       ------------
              Multi-Industry--4.7%  Cognizant...................................    200,000               8,100,000
                                    Tyco International..........................     90,000               6,260,625
                                                                                                       ------------
                                                                                                         14,360,625
                                                                                                       ------------
                       Other--1.4%  Standard & Poor's Depository Receipts.......     50,000               4,414,063
                                                                                                       ------------
                 Real Estate--1.3%  Rouse.......................................    130,000               3,835,000
                                                                                                       ------------
                  Technology--8.4%  Adaptec.....................................    150,000 (a)           5,212,500
                                    Aspect Telecommunications...................    200,000 (a)           4,450,000
                                    First Data..................................    140,000               6,151,250
                                    General Motors, Cl. H.......................     50,000               2,887,500
                                    Micron Technology...........................     75,000               2,995,312
                                    Xerox.......................................     50,000               3,943,750
                                                                                                       ------------
                                                                                                         25,640,312
                                                                                                       ------------
          Telecommunications--6.9%  GTE.........................................    150,000               6,581,250
                                    Iridium World Communications, Cl. A.........    300,000 (a)           5,437,500
                                    SBC Communications..........................     50,000               3,093,750
                                    Tele-Communications International...........    200,000 (a)           3,087,500
                                    Viatel......................................    425,000 (a)           2,868,750
                                                                                                       ------------
                                                                                                         21,068,750
                                                                                                       ------------
                   Utilities--1.2%  Duke Power..................................     75,000               3,595,312
                                                                                                       ------------
                                    TOTAL COMMON STOCKS
                                      (cost $211,276,166).......................                       $224,653,187
                                                                                                       ============
Convertible Preferred Stocks--6.3%
----------------------------------
                   Financial--1.4%  National Australia Bank, Ser. A, Cum., 2,125    150,000            $  4,200,000
                                                                                                       ------------
                 Health Care--1.2%  McKesson, Ser. A, Cum., $2.50...............     60,000 (b)           3,645,000
                                                                                                       ------------
          Media/Entertainment--.7%  Station Casinos, 7%.........................     50,000               2,237,500
                                                                                                       ------------


Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------
Statement of Investments (continued)                  June 30, 1997 (Unaudited)

Convertible Preferred Stocks (continued)                                                               Shares           Value
-----------------------------------------------------------------------------------------              -------        ----------
          Telecommunications--3.0%  AirTouch Communications, Ser. C, 4.25%...............              110,000       $ 5,280,000
                                    WorldCom, Cum., 8%...................................               35,000         3,946,250
                                                                                                                     -----------
                                                                                                                       9,226,250
                                                                                                                     -----------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (cost $16,803,681).................................                            $19,308,750
                                                                                                                     ===========

Preferred Stocks--.8%
-----------------------------------------------------------------------------------------

          Media/Entertainment;      News Corp. A.D.S., Cum., $.40
                                      (cost $3,025,372)..................................              150,000       $ 2,343,750
                                                                                                                     ===========

                                                                                                    Principal
Convertible Corporate Notes & Bonds--11.3%                                                            Amount
-----------------------------------------------------------------------------------------          -----------

          Business Services--1.8%  Corporate Express, Sub. Notes,
                                     4.50%, 7/1/2001.....................................          $ 6,000,000       $ 5,355,000
                                                                                                                     -----------

                   Consumer--2.6%  Home Depot, Sub. Notes,
                                     3.25%, 10/1/2001....................................            5,000,000         5,675,000
                                   Pep Boys, Sub. Notes,
                                     Zero Coupon, 9/20/2011..............................            4,000,000         2,235,000
                                                                                                                     -----------
                                                                                                                       7,910,000
                                                                                                                     -----------
                  Financial--1.6%  Xerox Credit, Sub. Notes,
                                     2.875%, 7/1/2002....................................            5,000,000         5,025,000
                                                                                                                     -----------

                   Insurance--.8%  Penn Treaty American, Sub. Notes,
                                     6.25%, 12/1/2003....................................            2,000,000         2,490,000
                                                                                                                     -----------

           Mining and Metals--.8%  Inco, Yankee Deb.,
                                     5.75%, 7/1/2004.....................................            2,000,000         2,370,000
                                                                                                                     -----------

                 Technology--1.8%  Thermo Electron, Euro. Sub. Deb.,
                                     4.25%, 1/1/2003.....................................            5,000,000 (b)     5,475,000
                                                                                                                     -----------

         Telecommunications--1.9%  U.S. West, Sub. Deb.,
                                     Zero Coupon, 6/25/2011..............................           15,000,000         5,737,500
                                                                                                                     -----------

                                   TOTAL CONVERTIBLE CORPORATE NOTES
                                     AND BONDS (cost $33,870,817)........................                            $34,362,500
                                                                                                                     ===========


U.S. Treasury Notes--1.0%
-----------------------------------------------------------------------------------------

                                   5.625%, 11/30/1998
                                     (cost $2,992,747)...................................         $  3,000,000       $ 2,987,344
                                                                                                                     ===========

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------

Statement of Investments (continued)                               June 30, 1997 (Unaudited)

                                                                                 Principal
Short-Term Investments--10.7%                                                      Amount               Value
------------------------------------------------------------------------------  ------------        ------------

          U.S. Treasury Bills:     5.40%, 7/24/1997..........................   $    471,000        $    469,676
                                   5.08%, 8/7/1997...........................         31,000              30,840
                                   5.07%, 8/14/1997..........................        735,000             730,458
                                   5.29%, 8/21/1997..........................      4,975,000           4,939,280
                                   5.57%, 9/18/1997..........................     26,744,000          26,446,072
                                                                                                    ------------
                                   TOTAL SHORT-TERM INVESTMENTS
                                     (cost $32,625,061)......................                       $ 32,616,326
                                                                                                    ============

TOTAL INVESTMENTS (cost $300,593,844)........................................          103.8%       $316,271,857
                                                                                       =====        ============

LIABILITIES, LESS CASH AND RECEIVABLES.......................................           (3.8%)      $(11,657,895)
                                                                                       =====        ============

NET ASSETS...................................................................          100.0%       $304,613,962
                                                                                       =====        ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
[FN]

(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $9,120,000 or approximately 3.0% net assets.


                      See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                                                  June 30, 1997 (Unaudited)

                                                                                                   Cost                Value
                                                                                                ------------        ------------
ASSETS:             Investments in securities--See Statement of Investments........             $300,593,844        $316,271,857
                    Cash...........................................................                                      538,159
                    Receivable for investment securities sold......................                                    1,996,433
                    Dividends and interest receivable..............................                                      736,313
                    Prepaid expenses...............................................                                        1,011
                                                                                                                    ------------
                                                                                                                     319,543,773
                                                                                                                    ------------

LIABILITIES:        Due to The Dreyfus Corporation and affiliates..................                                      188,724
                    Payable for investment securities purchased....................                                   13,916,937
                    Payable for shares of Beneficial Interest redeemed.............                                      793,446
                    Accrued expenses...............................................                                       30,704
                                                                                                                    ------------
                                                                                                                      14,929,811
                                                                                                                    ------------

NET ASSETS.........................................................................                                 $304,613,962
                                                                                                                    ============

REPRESENTED BY:     Paid-in capital................................................                                 $280,741,274
                    Accumulated undistributed investment income--net...............                                      187,654
                    Accumulated net realized gain (loss) on investments............                                    8,007,021
                    Accumulated net unrealized appreciation (depreciation)
                      on investments--Note 5.......................................                                   15,678,013
                                                                                                                    ------------

NET ASSETS.........................................................................                                 $304,613,962
                                                                                                                    ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).....                                   14,538,653

NET ASSET VALUE, offering and redemption price per share...........................                                 $      20.95
                                                                                                                    ============



                      See notes to financial statements.


Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Operations               Six Months Ended June 30, 1997 (Unaudited)



INVESTMENT INCOME

INCOME:   Cash dividends (net of $17,076 foreign taxes
            withheld at source)........................  $1,944,431
          Interest.....................................   1,471,324
                                                         ----------

              Total Income.............................              $ 3,415,755

EXPENSES: Investment advisory fee--Note 4(a)...........     974,473
          Professional fees............................      18,736
          Registration fees............................      17,936
          Custodian fees--Note 4(a)....................       8,677
          Prospectus and shareholders' reports.........       6,852
          Trustees' fees and expenses--Note 4(b).......       3,300
          Loan commitment fees--Note 3.................       1,930
          Shareholder servicing costs..................         217
          Miscellaneous................................       2,834
                                                         ----------
              Total Expenses...........................                1,034,955
                                                                     -----------
INVESTMENT INCOME--NET.................................                2,380,800
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--
  Note 5:
          Net realized gain (loss) on investments:
            Long transactions..........................  $8,810,134
            Short sale transactions....................      44,056
          Net realized gain (loss) on forward currency
            exchange contracts.........................     (37,411)
                                                         ----------
                 Net Realized Gain (Loss)..............                8,816,779
          Net unrealized appreciation (depreciation)
            on investments.............................               13,270,457
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.               22,087,236
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...              $24,468,036
                                                                     ===========




                      See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                        Six Months Ended
                                                                                         June 30, 1997        Year Ended
                                                                                          (Unaudited)      December 31, 1996
                                                                                        ----------------   -----------------
OPERATIONS:
  Investment income--net..............................................................      $  2,380,800        $  2,974,056
  Net realized gain (loss) on investments.............................................         8,816,779          22,639,509
  Net unrealized appreciation (depreciation) on investments...........................        13,270,457          (2,605,907)
                                                                                            ------------        ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.................        24,468,036          23,007,658
                                                                                            ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net..............................................................        (2,374,602)         (2,817,457)
  Net realized gain on investments....................................................        (2,603,571)        (22,301,456)
                                                                                            ------------        ------------
      Total Dividends.................................................................        (4,978,173)        (25,118,913)
                                                                                            ------------        ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................................        70,709,654         142,396,273
  Dividends reinvested................................................................         4,978,172          25,118,913
  Cost of shares redeemed.............................................................       (16,498,697)        (10,630,121)
                                                                                            ------------        ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 59,189,129         156,885,065
                                                                                            ------------        ------------
      Total Increase (Decrease) in Net Assets.........................................        78,678,992         154,773,810

NET ASSETS:
  Beginning of Period.................................................................       225,934,970          71,161,160
                                                                                            ------------        ------------
  End of Period.......................................................................      $304,613,962        $225,934,970
                                                                                            ============        ============
Undistributed investment income--net..................................................      $    187,654        $    181,456
                                                                                            ------------        ------------

                                                                                             Shares             Shares
                                                                                        ----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................................         3,551,397           6,920,188
  Shares issued for dividends reinvested..............................................           255,906           1,271,395
  Shares redeemed.....................................................................          (824,913)           (518,058)
                                                                                            ------------        ------------
      Net Increase (Decrease) in Shares Outstanding...................................         2,982,390           7,673,525
                                                                                            ============        ============



           See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
-------------------------------------------------------------------------------

Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                          Six Months Ended           Year Ended December 31,
                                                            June 30, 1997         -----------------------------
PER SHARE DATA:                                              (Unaudited)            1996      1995      1994(1)
                                                          ----------------        --------   -------   --------
 Net asset value, beginning of period....................     $  19.55            $  18.33   $ 11.98   $ 12.50
                                                              --------            --------   -------   -------
 Investment Operations:
 Investment income--net..................................          .17                 .36       .28       .28
 Net realized and unrealized gain (loss)
  on investments.........................................         1.60                3.43      7.07      (.43)
                                                              --------            --------   -------   -------
 Total from Investment Operations........................         1.77                3.79      7.35      (.15)
                                                              --------            --------   -------   -------
 Distributions:
 Dividends from investment income--net...................         (.17)               (.35)     (.27)     (.28)
 Dividends from net realized gain on investments.........         (.20)              (2.22)     (.73)     (.09)
                                                              --------            --------   -------   -------
 Total Distributions.....................................         (.37)              (2.57)    (1.00)     (.37)
                                                              --------            --------   -------   -------
 Net asset value, end of period..........................     $  20.95            $  19.55   $ 18.33   $ 11.98
                                                              ========            ========   =======   =======
TOTAL INVESTMENT RETURN..................................         9.23%(2)           20.75%    61.89%    (1.22%)(2)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average net assets.................          .40%(2)             .83%      .92%      .22%(2)
 Ratio of net investment income to
  average net assets.....................................          .91%(2)            1.96%     2.21%     2.25%(2)
 Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation................           --                  --       .03%     1.28%(2)
 Portfolio Turnover Rate.................................        98.55%(2)          237.44%   255.42%   237.09%(2)
 Average commission rate paid(3).........................     $  .0607            $  .1904       --        --
 Net Assets, end of period (000's Omitted)...............     $304,614            $225,935   $71,161   $ 1,040

------------
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                      See notes to financial statements.

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATMENTS (UNAUDITED)
NOTE 1--General:

     Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

     The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

     The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Growth and Income Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)



NOTE 3--Bank Line of Credit:

     The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

     The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

     The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $8,677 was charged by Mellon pursuant to the custody agreement.

     (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

     (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1997:

                                      Purchases       Sales
                                     ------------  ------------
Long transactions.............       $293,352,227  $234,855,007
Short sale transactions.......            590,923       634,979
                                     ------------  ------------
 Total........................       $293,943,150  $235,489,986
                                     ============  ============

     The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At June 30, 1997, there were no securities sold short outstanding.

     The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the

Dreyfus Variable Investment Fund, Growth and Income Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)



contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1997, there were no open forward currency exchange contracts.

     (b) At June 30, 1997, accumulated net unrealized appreciation on investments was $15,678,013, consisting of $25,100,914 gross unrealized appreciation and $9,422,901 gross unrealized depreciation.

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Growth and Income Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      108SA976

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
 We are pleased to provide you with this report on the Dreyfus Variable Investment Fund, Quality Bond Portfolio. For its semi-annual reporting ended June 30, 1997, the Portfolio produced a total return of 2.69% per share, based upon net asset value,* compared to 3.05% for the Merrill Lynch Domestic Master Index (Subindex D010).** Income dividends of $.354 per share were declared during the period, which is equivalent to an annualized distribution rate per share of 6.20%.***
ECONOMIC REVIEW
 Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
 Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
 Indicating possible moderation in the rate of economic growth, retail sales have been in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
 Throughout the seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National
Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
 Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT
 The technical factors in the bond market are quite positive, and should continue to push interest rates lower. A balanced budget amendment looks like an achievable goal. U.S. interest rates are currently higher than almost all other developed countries, making our rates attractive globally, and the dollar continues to remain strong. Last, commodity prices have been drifting lower.
 At the consumer level, the rate outlook looks positive too. Bank lending criteria, especially in the credit card arena, are becoming more stringent.
The primary reason for that is the continued rise of consumer delinquencies. Retail sales have been sluggish, and car sales have also turned sluggish. In fact, some of the hottest selling vehicles last year now must offer incentives to find buyers. These incentives include loans that carry 0% interest for 2 years (Nissan). This shows that auto dealers are having trouble clearing 1997 inventory, which is an indication that consumers have turned the aggressive spending pattern down.
PORTFOLIO OVERVIEW
 Currently, the maturity of the Portfolio is at a 12-year weighted average life, which makes the effective duration 5.03. Going forward we plan on maintaining this positioning for a declining rate environment in the immediate foreseeable future. As for positioning on the interest rate curve, we have avoided securities (where possible) that are spread from the 10-year sector of the yield curve. The 10-year Treasury currently has become expensive, due to technical reasons, versus the 5- and 30-year sectors.
 We had written to you last time that both corporate and mortgage spreads continued to tighten relative to Treasuries. As of now, this still continues to be the case. As investors, worldwide, scramble for yield, higher yielding investments, spreads have continued to drift tighter. The Portfolio continues to benefit from this spread tightening (as mentioned last time we had increased allocations to the bank sector and commercial mortgages). The major change in portfolio holdings is the addition of high quality names in the puttable bond arena. Merck & Co. and BellSouth Capital Funding are two examples of puttable bonds that we have purchased. Both securities have performed admirably well, as rates have declined since purchase.
 As always, we will be monitoring these factors, as well as numerous other indicators.

              Very truly yours,
            [Kevin McClintock signature logo]
              Kevin McClintock
              Head of Taxable Fixed Income
July 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.
*** Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                          JUNE 30, 1997 (UNAUDITED)

                                                                                            Principal
Bonds and Notes_102.4%                                                                        Amount                      Value
                                                                                            ----------                 -----------
     Asset-Backed_11.8%.             Morgan Stanley Capital I,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-HF1, Cl. E, 7.55%, 2007......              $3,839,000 (a)             $ 3,829,403
                                     The Money Store Trust,
                                       Asset-Backed Ctfs.,
                                       Ser. 1996-D, Cl. A-16, 7.11%, 2028.....               1,890,869                   1,878,756
                                     UCFC Loan Trust 1997-A1,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Cl. A6, 7.435%, 2024...................               2,600,000                   2,636,563
                                                                                                                       -----------
                                                                                                                         8,344,722
                                                                                                                       -----------


     Banking_4.9%..................  BNY Capital I,
                                       Gtd. Capital Securities, Ser. B, 7.97%, 2026          1,000,000                     999,987
                                     Barnett Capital II,
                                       Gtd. Capital Securities, 7.95%, 2026.                 1,500,000                   1,477,500
                                     Colonial Capital I,
                                       Gtd. Capital Securities, Ser. A, 8.92%, 2027          1,000,000                   1,000,976
                                                                                                                       -----------
                                                                                                                         3,478,463
                                                                                                                       -----------

     Commercial Mortgages_28.1%      277 Park Avenue Finance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. A2, 7.68%, 2007......               2,250,000 (a)               2,323,828
                                     Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A7, 7.755%, 2026..               2,500,000 (b)               2,516,406
                                     CS First Boston Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. E, 7 1/2%, 2011......               3,000,000 (a)               2,983,125
                                     DLJ Mortgage Acceptance,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-CF2, Cl. A-3, 7.38%, 2021....               2,000,000 (a)               2,015,625
                                     First Union-Lehman Brothers Commercial Mortgage Trust,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. C, 7.44%, 2007.......               2,000,000                   2,034,375
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, Cl. C, 7.43%, 2006.......               2,000,000                   2,025,313
                                     Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1995-C3, Cl. C, 7.368%, 2025......               2,200,000 (b)               2,214,781
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                       Ser. 1994-C2, Cl. D, 8%, 2025..........               2,809,551                   2,868,377
                                       Ser. 1995-C2, Cl. C, 7%, 2027..........                 911,976                     897,442
                                                                                                                       -----------
                                                                                                                        19,879,272
                                                                                                                       -----------
    Foreign_2.8%                     Wharf International Finance Ltd.,
                                       Gtd. Notes, Ser. A, 7 5/8%, 2007.......               2,000,000 (a)               2,005,764
                                                                                                                       -----------

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JUNE 30, 1997 (UNAUDITED)

                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount                      Value
                                                                                            ----------                 -----------
     Foreign/Governmental_4.3%       United Mexican States,
                                       Floating Rate Notes, 7 7/8%, 2001......              $3,000,000 (a,b)           $ 3,012,300
                                                                                                                       -----------
     Health Care_2.8%                Merck & Co.,
                                       Medium-Term Notes, Ser. B, 5.76%, 1999.               2,000,000 (c)               2,008,620
                                                                                                                       -----------
     Hotels & Motels_2.8%            Hyatt Equities, L.L.C.,
                                       Notes, 6.80%, 2000.....................               2,000,000 (a)               2,007,002
                                                                                                                       -----------

     Industrial_.7%                  Eastman Kodak,


                                       Deb., 9.95%, 2018.................................            400,000                 504,383
                                                                                                                         -----------
 Insurance_0.0%                     SunAmerica,
                                      Deb., 9.95%, 2012..................................             13,000                  15,478
                                                                                                                         -----------
 Oil and Gas_2.8%                   Halliburton,
                                      Notes, 6 3/4%, 2007.................................         2,000,000 (d)           1,984,394
                                                                                                                         -----------
 Other_0.0%                         City of New York,
                                      General Obligation Bonds, Ser. D, 10%, 2007........             25,000                  28,312
                                                                                                                         -----------
 Publishing_2.8%                    A. H. Belo,
                                      Sr. Notes, 6 7/8%,..................................         2,000,000               2,004,038
                                                                                                                         -----------
 Residential Mortgage_6.1%          GE Capital Mortgage Services,
                                        REMIC Multi-Class Pass Through Ctfs.
                                        Ser. 1996-14, Cl. 2B1, 7 1/4%, 2011..............            806,152                 800,358
                                        Ser. 1996-17, Cl. 2B1, 7 1/4%, 2011..............            765,582                 761,037
                                    Norwest Asset Securities Corporation
                                        Mortgage Pass-Through Ctfs.,
                                        Ser. 1997-11, Cl. M, 7%, 2007....................          2,500,000               2,418,750
                                    PNC Mortgage Securities,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1997-3, Cl. 1B3, 7%, 2027..................            378,679                 366,491
                                                                                                                         -----------
                                                                                                                           4,346,636
                                                                                                                         -----------
 Tobacco_2.8%                       Philip Morris,
                                         Notes, 6.95%, 2001..............................          2,000,000 (e)           2,020,202
                                                                                                                         -----------
 Utilities/Telephone_4.2%           BellSouth Capital Funding,
                                         Deb., 6.04%, 2001...............................          2,000,000 (f)           1,974,998
                                    Wisconsin Bell,
                                         Deb., 6.35%, 2006..............................          1,000,000 (g)             980,551
                                                                                                                         -----------
                                                                                                                           2,955,549
                                                                                                                         -----------
 U.S. Government Agency/
   Mortgage-Backed_23.4%            FICO Coupon Strips,
                                         Ser. 1, Zero Coupon, 5/11/2000..................             95,000                  79,290
                                    Federal National Mortgage Association REMIC Trust,
                                         Gtd. REMIC Pass-Through Ctfs.,
                                         Ser. 1997-24, Cl IA, 7%, 1/18/2026
                                         (Interest Only Obligation)......................                 (h)              1,059,686

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JUNE 30, 1997 (UNAUDITED)
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount                  Value
                                                                                                ---------              -----------
  U.S. Government Agency/
  Mortgage-Backed (continued)       Federal Home Loan Mortgage Association REMIC Trust,
                                         Gtd. REMIC Pass-Through Ctfs.,
                                         Ser. 1916, Cl. PI, 7%, 12/15/2011
                                         (Interest Only Obligation)......................            (i)               $ 1,254,341
                                    Government National Mortgage Association I:
                                         7.33%, 10/15/2030...............................       $  2,474,345             2,460,415
                                         8%, 9/15/2008...................................          1,028,677             1,065,967
                                    Government National Mortgage Association II,
                                         5 1/2%, 1/20/2027-7/20/2027.....................          4,982,069 (j)         4,938,409
                                    Government National Mortgage Association REMIC Trust,
                                         Gtd. REMIC Pass-Through Securities:
                                         Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024............         3,300,000             3,271,521
                                         Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024...........         2,500,000             2,487,625
                                                                                                                       -----------
                                                                                                                        16,617,254
                                                                                                                       -----------
  U.S. Government_2.1%....          U.S. Treasury Notes,
                                         6 5/8%, 4/30/2002...............................          1,500,000             1,514,297
                                                                                                                       -----------
                                   TOTAL BONDS AND NOTES
                                         (cost $72,562,297)..............................                              $72,726,686
                                                                                                                       ===========
Short-Term Investments_4.8%
 Agency Discount Note;             Federal Home Loan Banks,
                                         6%, 7/1/1997
                                         (cost $3,390,000)...............................       $  3,390,000           $ 3,390,000
                                                                                                                       ===========
TOTAL INVESTMENTS (cost $75,952,297).....................................................              107.2%          $76,116,686
                                                                                                ============           ===========
LIABILITIES, LESS CASH AND RECEIVABLES...................................................              (7.2)%          $(5,143,012)
                                                                                                ============           ===========
NET ASSETS...............................................................................              100.0%          $70,973,674
                                                                                                ============           ===========

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

Notes to Statement of Investments:
   (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $18,177,047 or 25.6% of net assets.

 (b)  Variable rate security--interest rate subject to periodic change.
 (c) Reflects date security can be redeemed at holders' option; the stated maturity date is 5/3/2037.
 (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/1/2027.
 (e) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
 (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 11/15/2026.
 (g) Reflects date security can be redeemed at holders' option; the stated maturity date is 12/1/2026.
 (h)  Notional face $2,325,786.
 (i)  Notional face $4,807,376.
 (j)  Partially purchased on a forward commitment basis.

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                                                                 JUNE 30, 1997 (UNAUDITED)
                                                                                                  Cost                    Value
                                                                                               ----------              ------------
ASSETS:                    Investments in securities--See Statement of
                             Investments.........................................              $75,952,297             $76,116,686
                           Cash..................................................                                        3,930,040
                           Interest receivable...................................                                          594,781
                           Prepaid expenses and other assets.....................                                            6,651
                                                                                                                       -----------
                                                                                                                        80,648,158
                                                                                                                       -----------
LIABILITIES:               Due to The Dreyfus Corporation and affiliates.........                                           40,123
                           Payable for investment securities purchased...........                                        9,600,960
                           Payable for Beneficial Interest redeemed..............                                           12,206
                           Interest payable......................................                                              213
                           Accrued expenses......................................                                           20,982
                                                                                                                       -----------
                                                                                                                         9,674,484
                                                                                                                       -----------
NET ASSETS.......................................................................                                      $70,973,674
                                                                                                                       ===========
REPRESENTED BY:            Paid-in capital.......................................                                      $70,399,903
                           Accumulated undistributed investment income--net......                                          377,231
                           Accumulated net realized gain (loss) on investments...                                           32,151
                           Accumulated net unrealized appreciation (depreciation)
                             on investments--Note 5..............................                                          164,389
                                                                                                                       -----------
NET ASSETS.......................................................................                                      $70,973,674
                                                                                                                       ===========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)....................................................................                                        6,163,798
NET ASSET VALUE, offering and redemption price per share.........................                                           $11.51
                                                                                                                       ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF OPERATIONS..........................................................        SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                     Interest Income.......................................                                      $ 2,343,509
EXPENSES:                  Investment advisory fee--Note 4(a)....................              $   213,555
                           Interest--Note 3......................................                   13,753
                           Prospectus and shareholders' reports..................                   11,271
                           Professional fees.....................................                   10,385
                           Custodian fees--Note 4(a).............................                    8,705
                           Registration fees.....................................                    2,990
                           Trustees' fees and expenses--Note 4(b)................                      962
                           Shareholder servicing costs...........................                      349
                           Miscellaneous.........................................                    3,053

                                Total Expenses...................................                                          265,023
                                                                                                                       -----------
INVESTMENT INCOME--NET...........................................................                                        2,078,486
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                            Net realized gain (loss) on investments..............              $  (404,199)
                            Net unrealized appreciation (depreciation) on
                              investments........................................                  196,789
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...........................                                         (207,410)
                                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                                      $ 1,871,076
                                                                                                                       ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                      June 30, 1997         Year Ended
                                                                                       (Unaudited)      December 31, 1996
                                                                                      ---------------   -----------------
OPERATIONS:
 Investment income--net.........................................................      $ 2,078,486         $ 2,974,487
 Net realized gain (loss) on investments........................................         (404,199)            296,597
 Net unrealized appreciation (depreciation) on investments......................          196,789          (1,282,927)
                                                                                       ----------         -----------
        Net Increase (Decrease) in Net Assets Resulting from Operations.........        1,871,076           1,988,157
                                                                                       ----------         -----------

DIVIDENDS TO SHAREHOLDERS FROM:
 Investment income-net.....................................................    (1,701,255)    (2,977,385)
 Net realized gain on investments..........................................       ---            ---
                                                                             ------------   ------------
  Total Dividends..........................................................    (1,701,255)    (2,977,385)
                                                                              -----------   ------------
BENEFICIAL INTEREST TRANSACTIONS:
 Net proceeds from shares sold.............................................    12,407,241     31,824,343
 Dividends reinvested......................................................     1,736,635      2,977,385
 Cost of shares redeemed...................................................    (4,276,045)   (10,323,319)
                                                                              -----------   ------------
  Increase (Decrease) in Net Assets from Beneficial Interest Transactions       9,867,831     24,478,409
                                                                              -----------   ------------
   Total Increase (Decrease) in Net Assets.................................    10,037,652     23,489,181
NET ASSETS:
 Beginning of Period.......................................................    60,936,022     37,446,841
                                                                              -----------   ------------
 End of Period.............................................................   $70,973,674   $ 60,936,022
                                                                              ===========   ============
Undistributed investment income-net........................................   $   377,231       ---

                                                                              -----------   ------------
                                                                                Shares         Shares
                                                                              -----------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold...............................................................     1,086,311      2,770,727
 Shares issued for dividends reinvested....................................       152,629        260,715
 Shares redeemed...........................................................      (374,588)      (902,643)
                                                                              -----------   ------------
  Net Increase (Decrease) in Shares Outstanding............................       864,352      2,128,799
                                                                              ===========   ============

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                          Six Months Ended
                                                           June 30, 1997              Year Ended December 31,
                                                                           -----------------------------------------------
PER SHARE DATA:                                            (Unaudited)       1996      1995      1994       1993     1992
                                                         ----------------  -------   -------   -------    -------   ------
 Net asset value, beginning of period                         $ 11.50      $ 11.81   $ 10.53   $ 11.81    $ 10.94   $10.67
                                                              -------      -------   -------   -------    -------   ------
 Investment Operations:
 Investment income-net.................................           .35          .66       .68       .73        .76      .92
 Net realized and unrealized gain (loss)
  on investments.......................................          (.05)        (.31)     1.42     (1.27)       .88      .30
                                                              -------      -------   -------   -------    -------   ------
 Total from Investment Operations......................           .30          .35      2.10      (.54)      1.64     1.22
                                                              -------      -------   -------   -------    -------   ------
 Distributions:
 Dividends from investment income-net                            (.29)        (.66)     (.69)     (.73)      (.76)    (.92)
 Dividends from net realized gain
  on investments.......................................            --           --      (.13)     (.01)      (.01)    (.03)
                                                              -------      -------   -------   -------    -------   ------
 Total Distributions...................................          (.29)        (.66)     (.82)     (.74)      (.77)    (.95)
                                                              -------      -------   -------   -------    -------   ------
 Net asset value, end of period........................       $ 11.51      $ 11.50   $ 11.81   $ 10.53    $ 11.81   $10.94
                                                              =======      =======   =======   =======    =======   ======
TOTAL INVESTMENT RETURN................................          5.42%(1)     3.13%    20.42%    (4.59%)    15.33%   12.09%
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average net assets                .77%(1)      .79%      .81%       --         --       --
 Ratio of interest expense to average net assets                  .04%(1)       --        --        --         --       --
 Ratio of net investment income
  to average net assets................................          6.33%(1)     5.86%     6.13%     7.03%      6.51%    8.54%
 Decrease reflected in above expense ratios
  due to undertakings by
  The Dreyfus Corporation..............................            --           --       .04%     1.20%      3.51%    5.33%
 Portfolio Turnover Rate...............................        239.75%(2)   258.36%   263.53%    64.80%    110.62%    9.39%
 Net Assets, end of period (000's Omitted)                     $70,974      $60,936   $37,447   $13,244    $ 4,706   $  405
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-GENERAL:
     Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus

Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
 The Fund currently functions as the funding vehicle for the Dreyfus
Series 2000 Variable Annuity Contract (the "Account") issued by Mutual
Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the
New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.
The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
 The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation
("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August
12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
 An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
 In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
 The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
 The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
 The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
 (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
 (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
 (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
 The Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under either line of credit.
 The average daily amount of borrowings outstanding under both arrangements during the period ended June 30, 1997 was approximately $490,000, with a related weighted average annualized interest rate of 5.66%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $6,316,500.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
 (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.
 The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
 The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $8,705 was charged by Mellon pursuant to the custody agreement.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
 (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
 The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $161,361,155 and $158,194,324, respectively.
 At June 30, 1997, accumulated net unrealized appreciation on investments was $164,389, consisting of $417,345 gross unrealized appreciation and $252,956 gross unrealized depreciation.
 At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
QUALITY BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                            120SA976
[Dreyfus logo]
Registration Mark

Variable
Investment Fund,
Quality Bond
Portfolio
Semi-Annual
Report
June 30, 1997

Semiannual Report
June 30, 1997

International Stock Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus. T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
International Stock Portfolio

Semiannual Report
June 30, 1997

Dear Investor

European and Latin American stock markets posted robust returns in U.S. dollar terms during the past six months. However, a strong dollar dampened returns for U.S. investors in many regions. Despite the unfavorable currency translation, your fund registered impressive returns during the half.

Performance Comparison
Periods Ended 6/30/97       6 Months   12 Months
-------------------------------------------------
International
Stock Portfolio                11.63%      17.43%

MSCI EAFE                      11.36       13.16

Lipper Variable Annuity
Underlying International
Funds Average                  12.13       16.75

The T. Rowe Price International Stock Portfolio maintained its steady progress during the six months ended June 30, 1997. As can be seen from the table, results for this period were slightly ahead of the unmanaged MSCI Europe, Australia, Far East (EAFE) index. The most important reasons for this outperformance were the fund's underweighting in the comparatively disappointing Japanese stock market and a significant position in the exuberant markets of Latin America-particularly Brazil-which are not components of the EAFE index. Fund performance slightly trailed the peer group average.

Over the 12-month period the fund's returns were well ahead of the EAFE index and also surpassed the average for Lipper peer group funds. Again, the country weightings compared with theirs were beneficial-particularly the underweighting in Japan-and stock selection in most markets was also positive.

INVESTMENT REVIEW

Europe

Several European stock markets got off to a strong start this year, although returns to the U.S. investor were moderated by the strength of the dollar. The core continental European economies are struggling at the moment, but looser monetary policies and weakening currencies should help them recover. In Germany a combination of low growth and high labor costs boosted unemployment to record levels. This in turn has raised questions as to whether the fiscal deficit can meet the Maastricht criteria, but Germany seems as committed as ever to European Monetary Union and a single currency. Despite the dull economy, the stock market has been strong, led by financials such as Deutsche Bank and manufacturers such as Volkswagen; the latter has been helped by a weaker deutschemark and the growing focus on shareholder value.

Market Performance

Six Months                                         Local
                                 Local      Currency vs.         U.S.
Ended 6/30/97                 Currency      U.S. Dollars      Dollars
---------------------------------------------------------------------
France                           23.54%           -11.45%        9.40%

Germany                          32.27            -11.56        16.98

Hong Kong                         9.94             -0.16         9.76

Italy                            24.92            -10.64        11.63

Japan                             7.61              1.43         9.16

Mexico                           30.76             -0.58        30.00

Netherlands                    36.37      -11.72       20.39

Singapore                      -5.40       -2.17       -7.45

Sweden                         30.11      -11.70       14.89

Switzerland                    42.90       -7.90       31.61

United Kingdom                 12.31       -2.75        9.22

Source: FAME Information Services, Inc., using MSCI indices.

In France, an unexpected defeat for Chirac's party brought the Socialists to power. The French economy has been subdued, with unemployment remaining stubbornly high and consumer sentiment depressed. The government's commitment to a single currency is now somewhat in doubt, but it will prove difficult to stimulate the economy without breaching the Maastricht guidelines for economic convergence. It is possible that concerns about high unemployment could lead to a relaxation of the fiscal restraints required for EMU membership, making it easier for other countries to join. Given these uncertainties, the stock market has been dull, but core holdings such as the supermarket chain Carrefour and conglomerate Eaux Cie Generale were able to make further progress.

The picture looks somewhat brighter in Italy. Improvement in the debt position is vital for the future of this economy, and the outlook here is more encouraging following recent legislation and public sector wage discipline. The lira has now returned to the European exchange rate mechanism, but it is still an open question whether Italy will be in the first round of countries to join the single currency.

In the U.K. the most important news was the General Election on May 1, which brought the Labour Party under Mr. Blair to power with a massive majority. Given the strength of the economy, it was surprising to many observers that the electorate rejected the Conservative Party so comprehensively. The explanation lies in a deep desire for change after 17 years of Conservative rule, a sense that Mr. Major's party was divided over Europe, and, in contrast to previous elections, a much more professional and disciplined campaign by the Labour Party.

The new government will at least inherit an economy in good shape with a strong currency, falling unemployment, and inflation at low levels. The administration has already surprised and pleased financial markets by giving more independence to the Bank of England in setting monetary policy, and its much more positive attitude toward Europe has been well received on the Continent.

The stock market greeted the incoming government with enthusiasm and pushed on to new highs. International growth stocks such as SmithKline Beecham and Glaxo Wellcome have performed well, and the conversion and public offerings of building societies (mutually owned savings associations) stimulated interest in financial stocks. The announced merger between the food and drinks group Grand Metropolitan, which owns Burger King, and the leading wines and spirits company Guinness was welcomed by investors. Both stocks were in our portfolio during the half and each moved sharply ahead after the announcement.

Geographic Diversification

                                  Latin  Other and
   Europe   Japan    Far East   America   Reserves
      54%     23%         11%        8%         4%

Based on net assets as of 6/30/97.

Some of the best performance came from Europe's smaller bourses, with Switzerland powering ahead as investors belatedly appreciated that multinationals such as Novartis and Roche Holdings-both major pharmaceutical groups-were well positioned following an unprecedented period of Swiss franc weakness. In Spain, where ambition to qualify for Monetary Union is driving widespread reforms, the market also performed well. The sharp rise in stock prices allowed us to take profits in some of our positions, including oil company Repsol.

Far East

Stock market performance in the Pacific region was initially dragged down by the poor performance of Japan during the first few months of the year. However, Japanese stocks rebounded sharply in May and June, allowing this market to post solid returns for the first half, particularly in dollar terms. The Japanese economy is now performing much better. Fourth quarter GDP growth of 2.9% was one of the fastest among the leading industrialized countries. Industrial production continued strong into the first quarter of this year with inventories declining and shipments improving significantly. These broad statistics, however, mask a tale of two economies: domestic consumption remains poor with the retail and service sectors depressed, but exports are buoyant aided by the weakness of the yen, which prevailed throughout 1996.

The loan problems facing Japanese banks have not been helped by several real estate transactions in Tokyo at prices some 80% below the peak of the bubble years. However, there are signs that commercial property prices are stabilizing at this level, and the stronger banks can survive provided that the valuation of their loan collateral deteriorates no further.

Our strategy in the Tokyo market favored the export and technology sectors with stocks such as NEC (communications and computers), Kyocera (ceramic packaging), and Canon (cameras and office equipment) among our largest positions. In contrast, your portfolio had no exposure to the bank stocks-the largest sector in the index itself. Positive stock selection in this market made a major contribution to the fund's good performance.

Elsewhere in the Pacific, many countries that have traditionally linked their currencies to the U.S. dollar recently let them slide in value, in what amounted to de facto devaluations. Particularly affected were the currencies of Thailand, the Philippines, Indonesia, and Malaysia, where your fund has little or no exposure. The stock market in Thailand was an especially poor performer in the half. The problem here centered on a significant oversupply of commercial property, and subsequent price declines have led to the virtual bankruptcy of one of Thailand's largest finance companies. Export performance in the region was also disappointing with countries such as Singapore and South Korea hurt by the downturn in the electronic component cycle.

Sector Diversification
                           Percent of    Percent of
                           Net Assets    Net Assets
                              12/31/96      6/30/97
----------------------------------------------------
Services                          26.0%        25.8%

Consumer Goods                    15.5         18.0

Finance                           16.3         16.3

Capital Equipment                 12.7         13.9

Energy                            10.1         10.7

Materials                          7.8          7.4

Multi-industry                     3.8          3.6

Miscellaneous                      0.1          0.2

Reserves                           7.7          4.1
----------------------------------------------------
Total                         100.0%          100.0%

Turning from economics to politics, the major news was unquestionably the handover of Hong Kong to China, along with the death of China's paramount leader Deng Xiaoping. Although Deng held no official posts at the time of his death, his influence on Chinese history has been immense. Inheriting a backward economy at the time of his succession from Mao, Deng's policy of rapid modernization turned the economy into a superpower. In sharp contrast to previous history, the transfer of power has gone smoothly with Xiang Zemin, Deng's hand-picked successor, assuming control.

Continued political stability and an open-door policy are essential for confidence in Hong Kong now that it has reverted to Chinese sovereignty. The Hong Kong stock market generated a return of nearly 10% during the six months ended June 30, and we feel confident that the transition to Chinese rule will not affect Hong Kong's position as the dynamic financial center of the region.

Latin America

As usual, Latin America provided much of the excitement during the half. Brazil was up sharply despite fears that a deteriorating trade deficit would put downward pressure on the currency. The government should rise to these challenges, and investors have been impressed by its commitment to reform in areas such as privatization and the deregulation of public sector tariffs. Our positions in the Brazilian market are built around the telecommunications company, Telecomunicacoes Brasileiras, which has out performed handsomely. Although Brazil dominates our Latin American holdings, other countries in the region have also moved along the path of reform, and their stock markets have made a useful contribution to fund performance.

Mexico also returned approximately 30% during the past six months, both in local currency and dollar terms, despite a fragile banking system and negative consumer sentiment due to lower real wages. Mexico's stock market was driven by blue chips such as telecommunications company Telefonos de Mexico and retailer Cifra.

The stock markets of Argentina and Chile have also been rewarding. Both countries have shown a mix of strong economic recovery, inflation under much better control, and a commitment to economic reform that has attracted the international investor.

INVESTMENT POLICY AND OUTLOOK

We increased our allocation to Japan by three percentage points since year-end. Our new investments were in the domestic sector, which has been neglected recently while the exporters and technology stocks enjoyed the spotlight. Our weighting there, however, is still relatively low, and there are signs that this market has passed its worst. To complement this modest increase, we have been shaving positions in better-performing markets of Southeast Asia, including Hong Kong. Our holdings in Thailand and South Korea are negligible, but we are not yet convinced that the problems in each country have been fully addressed.

A little more than half the portfolio is in Europe where we can find an attractive combination of economies that are beginning to recover, a benign interest rate environment, and an increasing focus on shareholder value. We have been reducing holdings in the U.K. where the economic recovery is mature and the stock market is beginning to look overextended. Valuations look more reasonable in continental Europe where the potential for company earnings is greater.

Latin America will probably continue to provide the excitement going forward, but it must be remembered that these are still developing economies with volatile capital markets. There will always be room for them in an international portfolio but prudence will govern our exposure.

Pulling all this together, the fund's portfolio is well diversified by country and individual stock exposure. It gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations, and the less developed markets where there is perhaps more potential but at higher risk. This broad strategy has served the fund well in the past and should continue to do so.

Respectfully submitted,

Martin G. Wade
President

July 25, 1997

Portfolio Highlights

Twenty-Five Largest Holdings
                                              Percent of
                                              Net Assets
                                                6/30/97
_________________________________________________________

Royal Dutch Petroleum, Netherlands                   2.3%

SmithKline Beecham, United Kingdom                   2.0

Telecomunicacoes Brasileiras, Brazil                 1.8

National Westminster Bank, United Kingdom            1.7

Novartis, Switzerland                                1.5

Wolters Kluwer, Netherlands                          1.4

Reed International, United Kingdom                   1.2

Elsevier, Netherlands                                1.2

Eaux Cie Generale, France                            1.2

Shell Transport & Trading, United Kingdom            1.2

Roche Holdings, Switzerland                          1.2

Canon, Japan                                         1.1

ABB, Switzerland/Sweden                              1.1

ING Groep, Netherlands                               1.1

Kyocera, Japan                                       1.0

NEC, Japan                                           1.0

Glaxo Wellcome, United Kingdom                       1.0

Nestle, Switzerland                                  1.0

Astra, Sweden                                        1.0

Sumitomo Electric Industries, Japan                  1.0

Sankyo, Japan                                        0.9

Mitsubishi Heavy Industries, Japan                   0.9

Norsk Hydro, Norway                                  0.9

Denso, Japan                                         0.8

Total, France                                        0.8

Total                                               30.3%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison - International Stock Portfolio
As of 6/30/97


                   International
                   Stock Portfolio           MSCIEAFE
3/31/94            $ 10,000                  $ 10,000
6/94                 10,100                    10,518
6/95                 10,574                    10,723
6/96                 12,341                    12,183
6/97                 14,491                    13,787

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 6/30/97

                             Since           Inception
   1 Year     3 Years      Inception              Date
--------------------------------------------------------------
   17.43%      12.79%         12.10%         3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price International Stock Portfolio
(Unaudited)

                For a share outstanding throughout each period
--------------------------------------------------------------
                 6 Months         Year             3/31/94
                    Ended        Ended                  to
                  6/30/97     12/31/96  12/31/95  12/31/94
NET ASSET
VALUE

Beginning of
period           $  12.64    $  11.26    $ 10.18   $ 10.00

Investment
activities
  Net
  investment
  income             0.10        0.09       0.07      0.06

  Net real-
  ized and
  unrealized
  gain (loss)        1.37        1.55       1.06      0.12

  Total from
  investment
  activities         1.47        1.64       1.13      0.18

Distributions

  Net invest-
  ment income           -       (0.17)     (0.05)        -

  Net realized
  gain                        -       (0.09)         -         -

  Total distri-
  butions                     -       (0.26)     (0.05)        -

NET ASSET VALUE

End of period          $  14.11    $  12.64    $ 11.26   $ 10.18

Ratios/
Supplemental Data

Total return              11.63%      14.70%     11.18%     1.80%

Ratio of
expenses to
average net
assets                     1.05%!      1.05%      1.05%     1.05%!

Ratio of net
investment
income to
average
net assets                 1.79%!      1.22%      1.47%     1.50%!

Portfolio
turnover rate              13.9%!       9.7%      17.4%      4.6%!

Average
commission
rate paid              $ 0.0005    $ 0.0014    $     -   $     -

Net assets,
end of period
(in thousands)         $325,548    $210,746    $51,661   $ 9,095

! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price International Stock Portfolio

June 30, 1997 (Unaudited)

                                        Shares/Par         Value
                                                     In thousands

ARGENTINA  0.9%

Common Stocks  0.9%

Banco de Galicia Buenos Aires
    (Class B) ADR (USD)                   8,490        $   224

Banco Frances del Rio
    de la Plata ADR (USD)                 9,247            300

Perez Companc (Class B)                  85,378            686

Sociedad Comercial del Plata
    ADR (144a) (USD) *                    2,620             86

Telecom Argentina Stet
    (Class B)                             3,260             17

Telecom Argentina Stet
    (Class B) ADR (USD)                     620             32

Telefonica de Argentina
    (Class B) ADR (USD)                  19,570            678

Transportadora de Gas
    del Sur (Class B)
    ADS (USD)                             1,200             15

YPF Sociedad Anonima
    (Class D) ADR (USD)                  23,579            725

Total Argentina (Cost $2,211)                            2,763

AUSTRALIA  2.0%

Common Stocks  1.9%

Australia & New Zealand
    Bank Group                           40,000            299

Australian Gas Light Company            100,251            591

Boral Limited                            41,000            129


Broken Hill Proprietary                  72,352    1,065

Commonwealth Bank of
     Australia, Installment
     Receipts, 11/14/97                  48,300      425

Fosters Brewing Group                   147,000      273

John Fairfax Holdings                    51,000      121

Lend Lease                               11,073      234

National Australia Bank                  26,454      379

National Mutual Holdings                 64,000      104

News Corporation                        107,399      515

Publishing & Broadcasting                71,000      410

St. George Bank                          35,000      233

Tabcorp Holdings                         69,000      376

WMC                                      44,500      281

Westpac Bank                             36,000      217

Woodside Petroleum                       61,000      526

                                                   6,178

Preferred Stocks  0.1%

Sydney Harbour Casino
     Holdings *                         117,000  $   184

                                                     184

Total Australia (Cost $5,589)                      6,362

AUSTRIA  0.0%

Common Stocks  0.0%

EVN Energie Versorgung
     Nieder                                 336       43

Flughafen Wien                              870       37

Total Austria (Cost $97)                              80

BELGIUM  1.1%

Common Stocks  1.1%

Dexia                                     2,366      254

Generale de Banque                        2,013      775

Generale de Banque,
     VVPR Strip                             113        -

Kredietbank                               5,280    2,128

UCB                                         173      548

Total Belgium (Cost $2,997)                        3,705

BRAZIL  4.3%

Common Stocks  0.4%

Brazil Fund (USD)                         1,700       52

Companhia Siderurgica
    Nacional                          4,224,750      139

Eletrobras                            1,084,220      606

Eletrobras ADR (USD)                      3,390       95

Telecomunicacoes de
     Sao Paulo *                         58,539       17

Usiminas ADR (USD)                       22,366      252

White Martins                            54,268      159

                                                   1,320
Preferred Stocks  3.9%

Banco Bradesco                       52,879,646      533


Banco Itau                              376,070           211

Brahma                                  817,158           622

Brasmotor                               320,560            72

Cia Cimento Portland
    Itau                                469,150           161

Cia Energetica de Sao
    Paulo ADR (USD) *                       440             9

Cia Energetica de Sao
    Paulo ADR,
    Sponsored (USD) *                       830       $    17

Cia Energetica Minas
    Gerais                           11,713,428           604

Cia Energetica Minas Gerais
    ADR, Sponsored,
    Nonvoting (USD)                      11,656           600

Cia Tecidos Norte
    de Minas                            376,450           147

Lojas Americanas                      2,292,180            31

Pao de Acucar GDS
    (USD) *                              13,015           296

Petrol Brasileiros                    2,486,245           691

Telecomunicacoes
    Brasileiras                       7,974,499         1,210

Telecomunicacoes Brasileiras
    ADR (USD)                            31,346         4,757

Telecomunicacoes Brasileiras
    ADR (144a) (USD)                         17             3

Telecomunicacoes de Minas
    Gerais (Class B)                  1,178,000           208

Telecomunicacoes de Minas
    Gerais (Class B),
    Preference Receipts *                14,611             3

Telecomunicacoes de
    Sao Paulo                         3,106,950         1,014

Telecomunicacoes de
    Sao Paulo, Preference
    Receipts *                          122,691            40

Telecomunicacoes do
    Rio de Janeiro                    1,111,000           171

Telecomunicacoes do
    Rio de Janeiro,
    Preference Receipts *               131,719            20

Unibanco                             13,802,560           506

Usiminas                                 41,052           457

Usiminas ADR (USD)                       18,350           206

                                                       12,589

Total Brazil (Cost $8,719)                             13,909

CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminium                          18,780           641

Royal Bank of Canada                      5,990           271

Total Canada (Cost $781)                                  912

CHILE  0.5%

Common Stocks and Rights  0.5%

AFP Providia ADR (USD)                      141       $     3

Chile Fund (USD)                          6,629           173

Chilectra ADR (144a) (USD)                8,280           248

Chilgener ADS (USD)                       4,910      138

Chilgener ADS, Rights,
    7/7/97 (USD) *                        1,619        4

Compania Cervecerias
    Unidas ADS (USD)                      2,070       45

Compania de
    Telecomunicaciones
    de Chile ADR (USD)                    9,918      327

Empresa Nacional de
    Electricidad de Chile
    ADR (USD)                            11,046      249

Enersis ADS (USD)                         6,846      244

Five Arrows Chile
    Investment Trust (USD)               18,990       65

Genesis Chile Fund (USD)                  2,120      107

Santa Isabel ADR (USD)                    4,221      136

Total Chile (Cost $1,434)                          1,739

CHINA  0.3%

Common Stocks  0.3%

Huaneng Power International
    (Class N) ADR (USD) *                20,500      523

Shanghai Petrochemical
    (Class H) (HKD)                   1,177,000      282

Yizheng Chemical Fibre
    (Class H) (HKD)                   1,028,000      183

Total China (Cost $956)                              988

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                               630       66

Total Czech Republic (Cost $71)                       66

DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                           4,570      445

Tele Danmark (Class B)                    1,620       84

Unidanmark (Class A)                      3,610      203

Total Denmark (Cost $613)                            732

FINLAND  0.2%

Common Stocks  0.2%

Nokia (Class A)                          10,630  $   801

Total Finland (Cost $546)                            801

FRANCE  8.0%

Common Stocks and Warrants  8.0%

AXA                                    10,189        634

Accor                                   1,745        261

Alcatel Alsthom                        11,728      1,469

Assurances Generales
    de France                           5,475        175

Canal Plus                              2,700        526

Carrefour                               3,310      2,404

Chargeurs                                 987         57

Cie de St. Gobain                       7,340      1,070

Dexia France, Bearer                    1,878        183

Dexia France, Registered

    1998                                    409       40

Dexia France, Registered
    1999                                  2,820      274

Eaux Cie Generale                        30,170    3,866

Eaux Cie Generale,
    Warrants, 5/2/01 *                    2,540        1

Elf Aquitaine                            11,430    1,233

GTM Entrepose                             2,040      102

Guilbert                                  3,028      429

Havas                                     1,410      102

L'Oreal                                     844      356

LVMH                                      7,313    1,966

Lapeyre                                   5,100      338

Legrand                                   1,910      336

Pathe                                     1,607      319

Pinault Printemps                         4,363    2,097

Rexel                                       660      203

Sanofi                                   12,113    1,187

Schneider                                21,292    1,133

Societe Generale                          4,444      496

Sodexho                                   3,200    1,638

Television Francaise                      6,720      600

Total (Class B)                          26,048    2,633

Total France (Cost $22,819)                       26,128


GERMANY  4.2%

Common Stocks and Warrants  4.0%

Allianz                                   6,130  $ 1,278

Bayer                                    36,519    1,413

Bayerische Hypotheken
    und Wechsel Bank                     21,492      643

Bilfinger & Berger                        5,910      241

Buderus                                     406      223

Commerzbank                               9,560      271

Deutsche Bank                            18,671    1,081

Deutsche Telekom                         32,396      780

Gehe                                     30,781    2,100

Hoechst                                   6,470      274

Hornbach Baumarkt                           690       29

Mannesmann                                1,190      530

Praktiker                                 1,493       27

Rhoen Klinikum                            4,960      646

SAP                                       3,710      744

Schering                                  3,067      325

Siemens                                   5,271      313

Veba                                     29,140    1,637

Veba, Warrants, 4/6/98 *                    160       56

Volkswagen                                  476      361

                                                  12,972
Preferred Stocks  0.2%

Fielmann                                  1,562       47

Hornbach Holdings                         3,200      271

Krones                                      107       44

SAP                                       1,568      325

                                                     687

Total Germany (Cost $12,532)                      13,659


HONG KONG  3.8%

Common Stocks  3.8%

Cathay Pacific Airways                  248,000      514

China Light & Power                      60,000      340

Dao Heng Bank Group                     147,000      805

First Pacific                           677,876      866

Guoco Group                             198,000    1,043

Hong Kong Land
    Holdings (USD)                      464,127    1,235

Hutchison Whampoa                       250,000    2,162

New World Development                   372,311    2,220

Swire Pacific (Class A)                 162,000    1,458

Wharf Holdings                          365,000  $ 1,583

Total Hong Kong (Cost $10,867)                    12,226

INDIA  0.2%

Common Stocks  0.2%

State Bank of India GDR
    (USD) *                              22,800      599

Total India (Cost $323)                              599

ITALY  2.5%

Common Stocks  2.5%

Banca Commerciale Italiana               62,000      128

Banca Fideuram                          135,920      444

Credito Italiano                        394,601      722

ENI                                     230,339    1,304

Gucci Group (USD)                         6,740      434

IMI                                      53,710      483

Industrie Natuzzi ADR
    (USD)                                10,060      258

Italgas                                  62,000      201

Mediolanum                               35,259      398

Rinascente                               14,000       78

Seat *                                  157,900       51

Seat, Savings Shares *                   57,000       12

Stet                                    227,900    1,328

Telecom Italia                          197,378      633

Telecom Italia Mobile                   506,784    1,630

Telecom Italia Mobile,
    Savings Shares                       52,846       94

Total Italy (Cost $6,629)                          8,198

JAPAN  22.5%

Common Stocks  22.5%

Advantest                                 5,100      392

Alps Electric                            33,000      461

Amada                                    71,000      626

Canon                                   136,000    3,702

Citizen Watch                            43,000      332

DDI                                         147    1,085

Daifuku                                   8,000      105

Daiichi Pharmaceutical                   88,000    1,551

DaiNippon Screen
    Manufacturing                        67,000      631

Daiwa House                              98,000  $ 1,197

Denso                                   115,000    2,749

East Japan Railway                          258    1,324

Fanuc                                    18,700      718

Hitachi                                 142,000    1,586

Hitachi Zosen                            92,000      366

Honda Motor                               8,000      241

Inax                                     21,000      157

Ishihara Sangyo Kaisha *                 23,000       68

Ito-Yokado                               32,000    1,857

Kao                                      68,000      943

Kawada Industries                         6,000       27

Kokuyo                                   40,000    1,082

Komatsu                                 107,000      868

Komori                                   29,000      688

Kumagai Gumi                             40,000       67

Kuraray                                  76,000      756

Kyocera                                  43,000    3,414

Makita                                   46,000      674

Marui                                    87,000    1,617

Matsushita Electric
    Industrial                          122,000    2,459

Mitsubishi                               72,000      898

Mitsubishi Heavy
    Industries                          383,000    2,937

Mitsubishi Paper Mills                   25,000       98

Mitsui Fudosan                          186,000    2,564

Mitsui Petrochemical
    Industries                           20,000       96

Murata Manufacturing                     41,000    1,631

NEC                                     243,000    3,392

National House
    Industrial                           12,000      158

Nippon Hodo                              11,000       95

Nippon Steel                            517,000    1,651

Nippon Telephone &
    Telecom                                 113    1,084

Nomura Securities                       128,000    1,764

Pioneer Electronic                       49,000    1,188

Sangetsu                                  4,000       85

Sankyo                                                      88,000         2,956

Sega Enterprises                                             9,100           302

Sekisui Chemical                                           128,000         1,295

Sekisui House                                               69,000           698

Seven Eleven Japan                                          10,000       $   756

Sharp                                                      119,000         1,640

Shin-Etsu Chemical                                          69,000         1,830

Shiseido                                                    15,000           247

Sony                                                        29,900         2,606

Sumitomo                                                   158,000         1,503

Sumitomo Electric Industries                               188,000         3,149

Sumitomo Forestry                                           33,000           363

TDK                                                         30,000         2,201

Teijin                                                     207,000           975

Tokio Marine & Fire Insurance                               36,000           471

Tokyo Electronics                                           16,100           770

Tokyo Steel Manufacturing                                   29,500           329

Toppan Printing                                             69,000         1,084

Uny                                                         37,000           723

Yurtec                                                      10,000           116

Total Japan (Cost $67,345)                                                73,398

MALAYSIA  1.8%

Common Stocks and Rights  1.8%

Affin Holdings                                             141,000           335

Berjaya Sports Toto                                        149,000           702

Commerce Asset Holdings                                    138,000           364

Commerce Asset Holdings, Rights, 7/21/97 *                  27,600             1

Commerce Asset Holdings, Rights To Warrants, 7/21/97 *      17,250             3

Multi-Purpose Holdings                                     230,000           322

Renong                                                     585,000           765

Resorts World                                               90,000           271

Tanjong                                                    177,000           610

Technology Resources Industries *                          121,000           208

Time Engineering                                           152,000           230

United Engineers                                           259,000         1,868

                                                                           5,679

Preferred Stocks  0.0%

Multi-Purpose Holdings, Cv. Loan Stock, 3.00%, 1/13/02     360,000           121

Renong, Cv. Loan Stock, 4.00%, 5/21/01                     27,400       $     9

                                                                             130

Total Malaysia (Cost $6,580)                                               5,809

MEXICO  1.7%

Common Stocks  1.7%

Cemex (Class B)                                               82,767         403

Cemex ADS (USD)                                               59,024         509

Cifra (Class B) ADR (USD)                                    390,674         709

Fomentos Economico Mexicano (Class B)                         39,149         233

Gruma (Class B) *                                             57,442         267

Gruma (Class B) ADS (USD) *                                   13,490         250

Grupo Financiero Banamex (Class B) *                          86,455         222

Grupo Financiero Banamex (Class L) *                           1,486           4

Grupo Financiero Bancomer (Class B) GDS (USD) *                  820           8

Grupo Financiero Bancomer (Class L) *                            607           -

Grupo Industrial Maseca (Class B)                            153,010         167

Grupo Modelo (Class C)                                        46,014         319

Grupo Televisa GDR (USD) *                                     3,145          96

Kimberly-Clark Mexico (Class A)                               95,512         385

Panamerican Beverages (Class A) (USD)                         22,980         755

Telefonos de Mexico (Class L) ADR (USD)                       28,246       1,349

Total Mexico (Cost $4,665)                                                 5,676

NETHERLANDS  9.8%

Common Stocks  9.8%

ABN Amro Holdings                                             76,392       1,424

Ahold                                                         19,416       1,638

Akzo Nobel                                                     1,956         268

Baan Company *                                                 5,132         348

Baan Company (USD) *                                           5,410         372

CSM                                                           25,631       1,285

Elsevier                                                     231,864     $ 3,875

Fortis Amev                                                   29,310       1,305

Hagemeyer                                                      5,464         282

ING Groep                                                     75,825       3,496

Koninklijke PTT Nederland                                      8,994         353

Nutricia                                                       4,350         687

Otra                                                           2,750          44

Polygram                                                      40,441       2,122

Royal Dutch Petroleum                                        145,960       7,592

Unilever                                                      10,940       2,303

Wolters Kluwer                                                36,940       4,498

Total Netherlands (Cost $26,479)                                          31,892

NEW ZEALAND  0.5%

Common Stocks  0.5%

Air New Zealand (Class B)                                     89,545         274

Carter Holt Harvey                                            39,500         102

Fletcher Challenge Building                                  99,150          298

Fletcher Challenge Energy                                     5,750           17

Fletcher Challenge Forests Division                         186,897          272

Fletcher Challenge Paper                                     46,500          113

Telecom Corporation of New Zealand                           64,000          326

Tranz Rail Holdings                                          17,000           97

Total New Zealand (Cost $1,389)                                            1,499

NORWAY  1.6%

Common Stocks  1.6%

Bergesen (Class A)                                            6,500          154

Norsk Hydro                                                  52,197        2,842

Orkla (Class A)                                              27,220        2,009

Saga Petroleum (Class B)                                     10,280          180

Total Norway (Cost $4,414)                                                 5,185

PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de Exportaciones (Class E) (USD)        1,998           86

Total Panama (Cost $98)                                                       86

PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                                               4,920      $   108

Telefonica del Peru (Class B)                                 7,030           19

Telefonica del Peru (Class B) ADS (USD)                       7,714          202

Total Peru (Cost $276)                                                       329

PHILIPPINES  0.2%

Common Stocks  0.2%

Philippine Long Distance Telephone                           11,600          376

Philippine National Bank *                                   58,337          396

Total Philippines (Cost $897)                                                772

PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins                                             16,838        1,176

Total Portugal (Cost $588)                                                 1,176

RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD)                                         2,760           48

Total Russia (Cost $43)                                                       48

SINGAPORE  1.8%

Common Stocks and Rights  1.8%

City Developments                                            49,000          480

DBS Land                                                    129,000          408

Development Bank of Singapore                                35,000          441

Fraser & Neave                                               52,200          372

Keppel                                                       23,000          102

Keppel (Class A), New *                                       5,750           25

Overseas Chinese Bank                                        19,200          199

Overseas Union Bank                                         120,000          747

Overseas Union Bank, Rights, 7/2/97 *                        24,000           32

Singapore Land                                               63,000          286

Singapore Press                                              55,600        1,120

United Industrial                                           183,000          138

United Overseas Bank                                        133,480        1,372

Wing Tai Holdings                                            80,000      $   231

Total Singapore (Cost $6,309)                                              5,953

SOUTH KOREA  0.5%

Common Stocks  0.5%

Korea Electric Power                                         18,400          549

Pohang Iron & Steel                                           2,600          261

Samsung Electronic                                            6,985          776

Shinhan Bank                                                  4,630           69

Total South Korea (Cost $1,546)                                            1,655

SPAIN  2.2%

Common Stocks  2.2%

Aguas de Barcelona, New *                                        39            1

Argentaria Banca de Espana                                    8,695          487

Banco Bilbao Vizcaya                                          4,070          331

Banco Popular Espanol                                         3,520          862

Banco Santander *                                            43,614        1,344

Centros Comerciales Pryca                                     6,417          139

Empresa Nacional de Electricidad                              9,957          836

Gas Natural                                                   3,781          826

Iberdrola                                                    61,950          782

Repsol                                                       12,578          532

Telefonica de Espana                                         35,538        1,027

Total Spain (Cost $5,624)                                                  7,167

SWEDEN  2.7%

Common Stocks  2.7%

ABB                                                          39,200          550

Astra (Class B)                                             179,973        3,176

Atlas Copco (Class B)                                        27,400          715

Electrolux (Class B)                                         18,000        1,298

Esselte (Class B)                                             5,680          134

Granges *                                                     7,430           98

Hennes and Mauritz                                           35,450        1,246

Nordbanken                                                   12,710          429

Sandvik (Class A)                                             6,010          171

Sandvik (Class B)                                            31,070          882

Scribona (Class B)                                            2,670           31

Total Sweden (Cost $6,804)                                                 8,730

SWITZERLAND  5.8%

Common Stocks  5.8%

ABB                                                          1,962       $ 2,970

Adecco                                                       4,587         1,759

Ciba Specialty Chemicals *                                   3,548           328

Credit Suisse Group                                          4,870           625

Nestle                                                       2,447         3,228

Novartis                                                     3,148         5,033

Roche Holdings                                                 416         3,763

Schweizerischer Bankverein                                   4,300         1,150

Total Switzerland (Cost $14,469)                                          18,856

THAILAND  0.1%

Common Stocks  0.1%

Advanced Information Service                                 9,600            84

Bangkok Bank                                                19,900           137

Siam Cement                                                  8,400           145

Total Thailand (Cost $690)                                                   366

UNITED KINGDOM  15.6%

Common Stocks  15.6%

Abbey National                                             105,000         1,430

Argos                                                      123,466         1,120

Asda Group                                                 411,000           849

BG                                                          79,000           292

British Petroleum                                           85,000         1,056

Cable & Wireless                                           217,000         1,987

Cadbury Schweppes                                          132,860         1,186

Caradon                                                    200,700           670

Centrica *                                                  79,000            96

Coats Viyella                                               51,000           107

Compass Group                                               80,000           895

David S. Smith                                              93,000           290

Electrocomponents                                           76,000           566

GKN                                                         15,000           258

Glaxo Wellcome                                             160,000         3,304

Grand Metropolitan                                         255,000         2,463

Guinness                                                   218,000         2,135

Heywood Williams Group                                      11,000            37

Hillsdown Holdings                                          72,000           201

John Laing (Class A)                                        30,000           187

Kingfisher                                                 224,000       $ 2,537

Ladbroke Group                                              90,000           354

National Westminster Bank                                  408,000         5,497

Rank Group                                                 148,000           937

Reed International                                         414,000         4,012

Rio Tinto                                                   93,000         1,618

Rolls Royce                                                 59,480           227

Safeway                                                    175,500         1,020

Sears                                                       39,000            44

Shell Transport & Trading                                  562,500         3,841

SmithKline Beecham                                         345,800         6,363

T & N                                                      123,000           293

Tesco                                                      134,000           826

Tomkins                                                    443,500         1,935

United News & Media                                        175,000         2,020

Total United Kingdom (Cost $42,247)                                       50,653

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional Telefonos de Venezuela
    (Class D) ADR (USD)                                      5,040           217

Total Venezuela (Cost $123)                                                  217

SHORT-TERM INVESTMENTS  3.0%

Commercial Paper  3.0%

Commerzbank, 5.55%, 7/9/97                              $5,000,000         4,994

Investments in Commercial Paper through a
    Joint Account, 6.11%, 7/1/97                         4,626,616         4,626

Total Short-Term Investments (Cost $9,620)                                 9,620

Total Investments in Securities 98.9% of Net Assets
    (Cost $277,390)                                                     $321,954

Other Assets Less Liabilities                                              3,594

NET ASSETS                                                              $325,548

Net Assets Consist of:

Accumulated net investment income - net of distributions                $  2,301

Accumulated net realized gain/loss - net of distributions                  3,055

Net unrealized gain (loss)                                                44,554

Paid-in-capital applicable to 23,069,768 shares of $0.0001
    par value capital stock outstanding; 1,000,000,000
    shares authorized                                                    275,638

NET ASSETS                                                              $325,548
                                                                        --------

NET ASSET VALUE PER SHARE                                               $  14.11
                                                                        --------

   *  Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.1% of net assets.
 HKD  Hong Kong dollar
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                       6 Months

                                                                        Ended
                                                                       6/30/97
Investment Income

Income
 Dividend (net of foreign taxes of $445)                               $  3,142
 Interest                                                                   505

 Total income                                                             3,647

Expenses
 Investment management and administrative                                 1,346

Net investment income                                                     2,301

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                               3,233
 Foreign currency transactions                                             (285)

 Net realized gain (loss)                                                 2,948

Change in net unrealized gain or loss
 Securities                                                              27,238
 Other assets and liabilities
 denominated in foreign currencies                                          (10)

 Change in net unrealized gain or loss                                   27,228

Net realized and unrealized gain (loss)                                  30,176

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $ 32,477
                                                                       --------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                           6 Months      Year
                                                            Ended        Ended
                                                           6/30/97     12/31/96
Increase (Decrease) in Net Assets

Operations
    Net investment income                                   $  2,301   $  1,604
    Net realized gain (loss)                                   2,948      1,089
    Change in net unrealized gain or loss                     27,228     15,122
    Increase (decrease) in net assets from operations         32,477     17,815

Distributions to shareholders
    Net investment income                                          -     (1,993)
    Net realized gain                                              -     (1,133)

    Decrease in net assets from distributions                      -     (3,126)

Capital share transactions*
    Shares sold                                               95,042    153,908
    Distributions reinvested                                       -      3,126
    Shares redeemed                                          (12,717)   (12,638)

    Increase (decrease) in net assets from capital
      share transactions                                      82,325    144,396

Net Assets

Increase (decrease) during period                            114,802    159,085

Beginning of period                                          210,746     51,661

End of period                                               $325,548   $210,746

*Share information
    Shares sold                                                7,379     12,891
    Distributions reinvested                                       -        255
    Shares redeemed                                             (986)    (1,059)

    Increase (decrease) in shares outstanding                  6,393     12,087

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Short-term debt securities are valued at amortized cost which approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At June 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At June 30, 1997, the value of securities on loan was $11,684,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $104,352,000 and $17,172,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $277,390,000, and net unrealized gain aggregated $44,564,000, of which $50,700,000 related to appreciated investments and $6,136,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $307,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $3,820,000 with certain affiliates of the manager and paid commissions of $12,000 related thereto.

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP653 (6/97)
K15-056  6/30/97

T. Rowe Price
Equity Income Portfolio
Semiannual Report

June 30, 1997

Dear Investor
After a strong 1996, the equity market continued to advance sharply in the first half of 1997. The year began slowly with the market progressing only modestly in the first several months. April, May, and June, however, were another matter altogether as the combination of good corporate earnings growth, generally stable interest rates, and strong investor demand for equities fueled a sharply rising, almost frenzied, equity market.

Performance Comparison

Periods Ended 6/30/97              6 Months       12 Months
-----------------------------------------------------------
Equity Income Portfolio               14.78%          27.54
%
S&P 500                               20.61           34.70

Lipper Variable Annuity
Underlying Equity Income
Funds Average                         16.83           29.45

As shown in the performance table, your fund trailed the unmanaged Standard & Poor's 500 Stock Index over the past six and 12 months in this environment and slightly lagged the Lipper average of similar funds. Often in sharply rising markets, conservative funds like Equity Income tend to advance at a moderate pace. This certainly applied to the first half of 1997. Over the last 12 months we were pleased by the fund's almost 28% return but frustrated that it was not even higher! Nonetheless, given the fund's conservative investment program, we are reasonably satisfied with our progress over the last year.

DIVIDEND DISTRIBUTION

On June 25, your Board of Directors declared a second quarter income dividend of $0.09 per share, bringing your 1997 total income distribution to $0.18 per share. The dividend was paid on June 27 to shareholders of record on June 25.

PORTFOLIO STRATEGY

What is a conservative, value-oriented fund to do in a market environment like the first half of 1997? Our strategy has been to worry about risk even more than we typically do. While we did not alter the fund's overall asset allocation, we did reduce our investments in a number of companies that have performed well and, consequently, no longer appear as undervalued as they once did. The Major Portfolio Changes table following this letter highlights some of these sales. We always distinguish between the quality of a company and the price of a company stock. Several of our larger sales represent investments in some of the world's great companies (Warner-Lambert, Corning, SmithKline Beecham, Eastman Kodak). When the market fully values or even more than fully values a company's equity, however, our valuation discipline prompts us to "recycle" these holdings into more reasonably valued companies with attractive upside potential and relatively low downside risk. Both good upside and low downside are equally important to us as we contemplate which investments to make on your behalf.

Security Diversification Pie Chart 6/30/97

     Stocks 86%          Bonds 1%        Reserves 13%

In looking at our large purchases over the past few months, the companies share the characteristics of attractive relative valuations, high relative dividend yields, and, in our opinion, good appreciation potential with moderate downside risk. We added to positions in five companies, including Dow Chemical, GM, and Duke Energy. We purchased smaller positions in a number of other electric utilities, one of the few groups that did not participate in the market's advance. Occasionally, we can also opportunistically capitalize on negative market responses to specific company news. For example, bad winter weather affecting Burlington Northern Santa Fe caused a sharp drop in the company's stock price, which we viewed as a temporary overreaction. We also initiated a position in Knight-Ridder, the newspaper and publishing company.

SUMMARY AND OUTLOOK

As we entered 1997, we did not fully anticipate a market advance as sharp as the one we witnessed in the first half of the year. In the fund's 1996 annual report, we referred to the "delinkage" that was occurring as stock prices surged at a much faster rate than corporate earnings and dividends. This delinkage is even more pronounced today after the market's first half rally. We will continue to follow our conservative investment approach because there are always interesting investment opportunities in any market environment. However, we believe the going is likely to get tougher for stocks sometime in the second half of the year.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and
Chairman of the Investment Advisory Committee
July 18, 1997

Portfolio Highlights

Twenty-Five Largest Holdings

                                       Percent of
                                       Net Assets
                                         6/30/97
__________________________________________________
Mellon Bank                                   1.7%

Dow Chemical                                  1.6

Atlantic Richfield                            1.4

GE                                            1.3

Exxon                                         1.3

Chase Manhattan                               1.2

DuPont                                        1.2

International Flavors & Fragrances            1.2

Texaco                                        1.1

J.C. Penney                                   1.0

St. Paul Companies                            1.0

ALLTEL                                        1.0

General Mills                                 1.0

Witco                                         1.0

Georgia-Pacific                               1.0

American Home Products                        0.9

Union Camp                                    0.9

AT&T                                          0.9

Duke Energy                                   0.9

Tambrands                                     0.9

Simon DeBartolo Group                         0.9

Chevron                                       0.9

Mobil                                         0.9

J.P. Morgan                                   0.9

Royal Dutch Petroleum                         0.9
__________________________________________________


Total                                        27.0%

__________________________________________________


Portfolio Highlights

Major Portfolio Changes

Six Months Ended 6/30/97
Listed in descending order of size

LARGEST PURCHASES (10)
__________________________
Dow Chemical

Duke Energy

Mellon Bank

Knight-Ridder *

GM

Burlington Northern Santa Fe *

Atlantic Richfield

UST

ALLTEL

Witco

LARGEST SALES (10)
__________________________

Warner-Lambert **

Sallie Mae **

Corning **

SmithKline Beecham **

U.S. Bancorp **

Great Western Financial

Kimberly-Clark **

Eastman Kodak **

Grand Metropolitan

Conrail **
__________________________

  *   Position added
 **   Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 6/30/97

                    T. Rowe Price
                    Equity Income
                      Portfolio        S&P 500
3/31/94                $10,000         $10,000
6/30/95                 10,170          10,042
6/30/95                 12,409          12,660
6/30/96                 15,536          15,952
6/30/97                 19,815          21,487

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 6/30/97

                             Since    Inception
   1 Year     3 Years    Inception         Date
___________________________________________________

   27.54%      24.90%       23.43%      3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Equity Income Portfolio
(Unaudited)

                                      For a share outstanding throughout each period
----------------------------------------------------------------------------------------

                                    6 Months           Year                      3/31/94
                                       Ended          Ended                      through
                                     6/30/97       12/31/96      12/31/95       12/31/94

NET ASSET VALUE

Beginning of period                 $  15.26       $  13.21       $ 10.42        $ 10.00

Investment activities
  Net investment
     income                             0.19           0.42          0.44           0.30
  Net realized and
     unrealized gain
     (loss)                             2.05           2.13          3.05           0.41

  Total from
     investment
     activities                         2.24           2.55          3.49           0.71

Distributions
  Net investment
     income                            (0.18)         (0.42)        (0.44)         (0.29)
  Net realized gain                    (0.10)         (0.08)        (0.26)             -

  Total distributions                  (0.28)         (0.50)        (0.70)         (0.29)

NET ASSET VALUE

End of period                       $  17.22       $  15.26       $ 13.21        $ 10.42
                                    --------       --------       -------        -------

Ratios/Supplemental Data

Total return                           14.78%         19.56%        34.76%          7.15%

Ratio of expenses to
average net assets                      0.85%!         0.85%         0.85%          0.85%!

Ratio of net investment
income to average
net assets                              2.70%!         2.94%         3.61%          3.88%!

Portfolio turnover
rate                                    23.3%!         17.4%         10.1%          21.3%!

Average commission
rate paid                           $ 0.0308       $ 0.0359             -              -

Net assets, end
of period
(in thousands)                      $213,258       $103,751       $14,658         $ 2,191

! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Equity Income Portfolio
June 30, 1997 (Unaudited)

                        Shares/Par         Value
                                    In thousands

Common Stocks  85.9%

FINANCIAL  16.0%

Bank and Trust  9.3%

BANC ONE                   35,670         $1,728

BankBoston                 16,900          1,218

Bankers Trust New York     18,800          1,636

Chase Manhattan            25,904          2,514

Fleet Financial Group      23,600          1,493

Great Western Financial     6,200            333

J. P. Morgan               18,100          1,889

Mellon Bank                78,000          3,520

Mercantile Bankshares      16,900            674

National City              22,100          1,160

PNC Bank                               20,000           832

Signet Banking                         37,300         1,343

Wells Fargo                             5,966         1,608

                                                     19,948
Insurance  4.1%

American General                       37,300         1,781

EXEL                                   23,400         1,234

Hilb, Rogal and Hamilton               10,400           177

Lincoln National                       14,100           908

SAFECO                                 27,100         1,266

St. Paul Companies                     28,200         2,150

USF&G                                  29,400           706

Willis-Corroon ADR                     41,100           460

                                                      8,682
Financial Services  2.6%

American Express                       17,400         1,296

Fannie Mae                             39,200         1,710

H&R Block                              37,200         1,200

Travelers Group                        22,233         1,402

                                                      5,608

Total Financial                                      34,238

UTILITIES  14.2%

Telephone Services  7.1%

ALLTEL                                 63,900         2,137

AT&T                                   57,000         1,999

BCE                                    38,300         1,072

Bell Atlantic                          23,200         1,760

BellSouth                              33,300         1,544

Frontier                               44,900           895

GTE                                    35,600         1,562

SBC Communications                     27,371         1,694

Southern New England
     Telecommunications                18,800           731

Sprint                                 14,700           774

U S WEST Communications                23,350           880

                                                     15,048
Electric Utilities  7.1%

BGE                                    28,600           763

Centerior Energy                       44,000           492

Central and South West                 26,800           570

Dominion Resources                     28,450         1,042

DQE                                    28,912           817

Duke Energy                            41,000         1,966

Edison International                   25,200           627

Entergy                                28,500           780

Florida Progress                        8,600           269

GPU                                    13,800           495

Ohio Edison                            33,600           733

PacifiCorp                             44,200           972

PECO Energy                                     43,800             920

PG&E                                            24,500             594

Public Service Enterprise                       24,300             608

Southern Company                                54,500           1,192

Unicom                                          60,600           1,348

Western Resources                               29,700             963

                                                                15,151

Total Utilities                                                 30,199

CONSUMER NONDURABLES  16.4%

Cosmetics  1.1%

International Flavors & Fragrances              48,600           2,454

                                                                 2,454
Beverages  1.3%

Anheuser-Busch                                  39,200           1,644

Brown-Forman (Class B)                          21,400           1,045

                                                                 2,689

Food Processing  4.0%

General Mills                                   32,400           2,110

Heinz                                           34,100           1,573

Kellogg                                         13,300           1,139

McCormick                                       50,400           1,276

Quaker Oats                                     40,100           1,799

Sara Lee                                        17,400             724

                                                                 8,621

Hospital Supplies/Hospital Management  2.4%

Abbott Laboratories                             23,500           1,569

Bausch & Lomb                                   29,200           1,376

Baxter International                            22,100           1,155

C. R. Bard                                      25,400             922

                                                                 5,022

Pharmaceuticals  2.6%

American Home Products                          26,400           2,019

Novartis (CHF)                                   1,067           1,706

Pharmacia & Upjohn                              53,092           1,845

                                                                 5,570

Miscellaneous Consumer Products  5.0%

Armstrong World                                 14,400           1,057

Fortune Brands                                  26,300             981

Gallaher Group ADR *                            26,300             485

Grand Metropolitan ADR                           9,900             388

Philip Morris                                   29,800           1,322

Tambrands                                       38,800           1,935

Tomkins (GBP)                                  228,200             996

Unilever N.V. ADR                                8,300           1,810

UST                                             61,200           1,698

                                                                10,672

Total Consumer Nondurables                               35,028

CONSUMER SERVICES  6.5%

General Merchandisers  1.5%

J.C. Penney                                41,800         2,181

May Department Stores                      22,000         1,040

                                                          3,221
Specialty Merchandisers  0.2%

The Limited                                23,500           476

                                                            476

Entertainment and Leisure  1.2%

ITT *                                      24,600         1,502

Reader's Digest (Class A)                  30,600           878

Reader's Digest (Class B)                   1,200            33

                                                          2,413

Media and Communications  3.6%

Dow Jones                                  34,800         1,398

Dun & Bradstreet                           38,700         1,016

Gannett                                     9,100           899

Knight-Ridder                              37,200         1,825

McGraw-Hill                                18,900         1,112

R. R. Donnelley                            39,700         1,454

                                                          7,704

Total Consumer Services                                  13,814

CONSUMER CYCLICALS  4.0%

Automobiles and Related  1.9%

Eaton                                      10,800           943

Ford Motor                                 15,700           593

Genuine Parts                              29,750         1,008

GM                                         25,400         1,414

                                                          3,958

Building and Real Estate  1.5%

Rouse                                      14,000           413

SECURITY CAPITAL
     PACIFIC TRUST
     REIT                                  15,100           345

Simon DeBartolo Group
     REIT                                  60,236         1,928

Weingarten Realty Investors
     REIT                                  10,600           448

                                                          3,134

Miscellaneous Consumer Durables  0.6%

Whirlpool                                  24,600         1,342

                                                          1,342

Total Consumer Cyclicals                                  8,434

TECHNOLOGY  0.7%

Electronic Components  0.7%

AMP                                        36,100         1,507

Total Technology                                          1,507

CAPITAL EQUIPMENT  2.6%

Electrical Equipment  1.8%

GE                                             43,900           2,870

Hubbell (Class B)                              24,600           1,082

                                                                3,952
Machinery  0.8%

Cooper Industries                              26,267           1,307

FMC *                                           4,800             381

                                                                1,688

Total Capital Equipment                                         5,640

BUSINESS SERVICES AND TRANSPORTATION  2.2%

Transportation Services  0.2%

Alexander & Baldwin                            13,750             359

                                                                  359
Miscellaneous Business Services  0.4%

Deluxe Corp.                                   17,500             597

GATX                                            6,000             347

                                                                  944
Railroads  1.6%

Burlington Northern
     Santa Fe                                  17,800           1,600

Union Pacific                                  24,600           1,734

                                                                3,334
Total Business Services and
     Transportation                                             4,637

ENERGY  11.0%

Energy Services  1.0%

Witco                                          54,500           2,068

                                                                2,068

Integrated Petroleum - Domestic  3.7%

Amerada Hess                                   20,000           1,111

Atlantic Richfield                             43,700           3,081

British Petroleum ADR                          19,400           1,453

Phillips Petroleum                             23,800           1,041

USX-Marathon                                   40,800           1,178

                                                                7,864

Integrated Petroleum - International  6.3%

Amoco                                          20,300           1,765

Chevron                                        26,050           1,926

Exxon                                          45,900           2,823

Mobil                                          27,400           1,914

Repsol ADR                                     22,500             955

Royal Dutch Petroleum ADR                      34,000           1,849

Texaco                                         21,500           2,338

                                                               13,570

Total Energy                                                   23,502

PROCESS INDUSTRIES  10.4%

Diversified Chemicals  3.1%

Dow Chemical                                   38,400           3,345

DuPont                                         39,300           2,471

Eastman Chemical                               13,900             883

                                                                6,699

Specialty Chemicals  4.0%

3M                                                12,900      1,316

Betz Laboratories                                 19,500      1,287

Great Lakes Chemical                              33,500      1,755

Imperial Chemical ADR                             20,000      1,137

Lubrizol                                          24,100      1,011

Nalco Chemical                                    25,600        989

Pall                                              43,400      1,009

                                                              8,504
Paper and Paper Products  1.6%

Consolidated Papers                               25,300      1,366

Union Camp                                        40,300      2,015

                                                              3,381
Forest Products  1.7%

Georgia-Pacific                                   24,100      2,057

International Paper                               31,400      1,525

                                                              3,582

Total Process Industries                                     22,166

BASIC MATERIALS  1.7%

Metals  0.7%

Reynolds Metals                                   21,500      1,532

                                                              1,532
Mining  1.0%

LONRHO (GBP)                                     277,800        587

Newmont Mining                                    38,249      1,492

                                                              2,079

Total Basic Materials                                         3,611

Miscellaneous Common Stocks  0.2%                               513

Total Common Stocks (Cost $159,800)                         183,289

U.S. Government Obligations/Agencies  1.5%

U.S. Treasury Bonds

     6.00%, 2/15/26                           $  500,000        447

     6.25%, 8/15/23                               20,000         19

U.S. Treasury Notes

     5.625%, 2/15/06                             250,000        235

     5.75%, 8/15/03                              400,000        386

     5.875%
       11/15/99 - 2/15/04                        920,000        914

     6.50%, 5/31/01                              700,000        704

     7.00%, 7/15/06                              400,000        411

     7.375%, 11/15/97                             20,000         20

Total U.S. Government
Obligations/Agencies (Cost  $3,124)                           3,136

Short-Term Investments  12.3%

Certificates of Deposit  2.8%

Svenska Handlesbanken
     5.705 - 5.68%
     7/7/97 - 10/1/97                          6,000,000      6,000

Commercial Paper  9.5%                                        6,000

AC Acquisition Holding
     Company, 4(2), 5.56%

     8/11/97                               $3,000,000    $  2,981

Chrysler Financial
     5.60%, 7/10/97                         3,000,000       2,996

General Electric Capital
     5.58%, 8/15/97                         2,000,000       1,986

Golden Managers Acceptance
     5.56%, 7/10/97                         3,000,000       2,996

Preferred Receivables Funding
     5.55%, 7/29/97                         2,000,000       1,992

Southern New England
     Telecommunications
     5.56%, 8/4/97                          3,000,000       2,984

     Total SA,
     5.54%, 7/7/97                          2,000,000       1,998

Investments in Commercial
     Paper through a Joint
     Account 6.05 - 6.20%
     7/1/97                                 2,195,994       2,196

                                                           20,129
Total Short-Term Investments
(Cost  $26,129)                                            26,129

Total Investments in Securities
99.7% of Net Assets (Cost $189,053)                      $212,554

Other Assets Less Liabilities                                 704

NET ASSETS                                               $213,258

Net Assets Consist of:

Accumulated net investment income -
 net of distributions                                    $    108

Accumulated net realized gain/loss -
 net of distributions                                       4,465

Net unrealized gain (loss)                                 23,500

Paid-in-capital applicable to 12,386,235
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of
the corporation authorized                                185,185

NET ASSETS                                               $213,258
                                                         --------

NET ASSET VALUE PER SHARE                                $  17.22
                                                         --------

   *  Non-income producing
REIT  Real Estate Investment Trust
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
      "accredited investors."
 CHF  Swiss franc
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                         6 Months
                                                            Ended
                                                          6/30/97
Investment Income

Income
    Dividend                                             $  2,074
    Interest                                                  588

    Total income                                            2,662

Expenses
    Investment management and administrative                  637

Net investment income                                       2,025

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        4,452
    Foreign currency transactions                        (3)
    Net realized gain (loss)                          4,449

    Change in net unrealized gain or
      loss on securities                             15,255

Net realized and unrealized gain (loss)              19,704

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                              $21,729
                                                    -------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                6 Months       Year
                                                  Ended        Ended
                                                 6/30/97     12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income                        $  2,025    $  1,502
    Net realized gain (loss)                        4,449       1,676
    Change in net unrealized gain or loss          15,255       6,821

    Increase (decrease) in net assets
      from operations                              21,729       9,999

Distributions to shareholders
    Net investment income                          (1,917)     (1,787)
    Net realized gain                                (918)       (470)

    Decrease in net assets from distributions      (2,835)     (2,257)

Capital share transactions*
    Shares sold                                    95,295      89,085
    Distributions reinvested                        2,835       2,256
    Shares redeemed                                (7,517)    (10,297)

    Increase (decrease) in net assets
      from capital share transactions              90,613      81,044

Net equalization                                        -         307

Net Assets

Increase (decrease) during period                 109,507      89,093
Beginning of period                               103,751      14,658

End of period                                    $213,258    $103,751
                                                 --------------------

*Share information
    Shares sold                                     5,883       6,273
    Distributions reinvested                          173         153
    Shares redeemed                                  (470)       (736)

    Increase (decrease) in shares outstanding       5,586       5,690

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $89,343,000 and $15,730,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $189,053,000, and net unrealized gain aggregated $23,501,000, of which $24,785,000 related to appreciated investments and $1,284,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $126,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $88,000 with certain affiliates of the manager and paid commissions of $500 related thereto.

T. Rowe Price Equity Income Portfolio

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.
T. Rowe Price Investment Services, Inc., Distributor
TRP654 (6/97)
RPRTEIP  6/30/97

T. Rowe Price
New America Growth

Portfolio
Semiannual Report
June 30, 1997

Dear Investor

Continuing a powerful surge that began in December 1994, the stock market rose to record highs in the first half of 1997. The rally was led by large-capitalization, blue chip companies, while the performance of small- and mid-cap growth stocks was much more modest.

Since your fund invests across the size spectrum, it significantly lagged the large-cap Standard & Poor's 500 Stock Index over the last year. The fund also trailed the Lipper peer group average, whose average market cap far exceeds that of New America Growth Portfolio.


Performance Comparison
Periods Ended 6/30/97                 6 Months        12 Months

New America
Growth Portfolio                          8.94%           15.22%

S&P 500                                  20.61            34.70

Lipper Variable Annuity
Underlying Growth
Funds Average                            13.57            23.63


Market Environment

Stock market investors have been treated to exemplary returns as the backdrop for the market has been the best in years. The economic expansion is in its seventh year and, after growing a little too fast in the first quarter of 1997, seems to have moderated its pace recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign, actually declining slightly in spite of a reasonably tight job market. In Washington, the politicians are still squabbling, but there appears to be movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties have agreed on capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapol-ating budget surpluses in the years ahead may no longer be a fantastic notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

After the 69.2% cumulative gain of the S&P 500 in 1995 and 1996, its third-best two-year return in six decades, many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it rebounded. Large-cap companies led the way, as investors continued to be enamored with the allure of franchise brands like Coca-Cola, Procter & Gamble, and General Electric. Small-and mid-cap companies lagged the rally by a significant margin. Within these sectors, value stocks outperformed growth stocks by a considerable margin.

Portfolio Review

Our objective is to invest in a diversified group of rapidly growing companies primarily in the service sector of the economy. The fund's relative performance is typically correlated strongly to investor perceptions of economic growth. When the economy is perceived to be strong, the stocks of cyclical companies sprint ahead, whereas in periods of economic weakness, investors tend to gravitate toward companies with steadier growth rates, like the service companies in which we invest. In the last year, however, we believe the underperformance of the fund relative to the S&P 500 was attributable to two major factors. First, the fund's many smaller and mid-cap companies did not keep pace with their larger-company counterparts. Secondly, while the largest growth stocks performed well, we had an anomalous situation where smaller and mid-cap growth stocks have significantly underperformed value stocks in their respective categories.The fund's top contributor for the 6- and 12-month periods ending June 30 was Franklin Resources, the mutual fund firm, which benefited from an ebullient stock market, good cash inflows, and a well-timed acquisition. Three retailers were also among the top contributors for both periods: General Nutrition, the nation's leading retailer of vitamin and other health- related products and a long-time fund holding, which rebounded from a temporary sales slowdown in mid-1996; Cole National, a retailer with interests in vision and gift stores, which acquired Pearle Vision Centers in a transaction that should boost earnings; and Costco Companies, the leading membership warehouse club, which has reported strong sales and earnings increases.

Unfortunately, some of these contributions were offset by disappointments. The fund's largest detractor in the first half was Boston Chicken, the restaurant franchisor, whose stock fell over 50% when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The second-worst stock was Mercury Finance, a leader in subprime used car lending. Along with other investors, we were victimized by management fraud and manipulation of financial statements, and we are seeking redress through legal action.

The portfolio remains well diversified in the services sector with few major changes since year-end.


Sector Diversification
                              12/31/96          6/30/97
-------------------------------------------------------
Financial Services                  20%              19%

Consumer Services                   30                31

Business Services                   41                40

Reserves                             9                10
--------------------------------------------------------

Total                              100%              100%

Additions to the portfolio in the last several months include COREStaff and Safeway. COREStaff is a leading provider of temporary help services, focusing on the higher-margin, faster-growing professional services market, especially information technology. The company is also participating in the rapid consolidation of the staffing industry. In the last several years, new management at Safeway, a supermarket chain, has transformed a mediocre company into a well-operated, shareholder-oriented organization that we believe can grow well into the future.

We continue to seek companies with exceptional growth prospects in all economic climates, and the portfolio's growth characteristics remain strong. Rather than pay high dividends, most portfolio companies reinvest their earnings in their businesses to maintain or increase their earnings growth. In fact, many pay no dividends at all in order to sustain steady earnings increases of 20% or more annually. As shown in the table, the prospective earnings growth rate of our portfolio companies is well above that of the market as a whole, yet the fund's aggregate price/earnings ratio (P/E) is only modestly higher.


Portfolio Characteristics

                         New America
As of 6/30/97            Growth Portfolio       S&P 500
-------------------------------------------------------
Earnings Growth Rate
Estimated Next 5 Years*              19.3%         12.4%

Profitability-Return on
Equity Latest 12 Months              15.2          20.5

Dividend Yield on Stocks              0.4           1.7
P/E Ratio (Based on Next 12

Months' Estimated Earnings)          20.7X         18.7X


*Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

Outlook

As we mentioned, a combination of factors-moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment-present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using traditional benchmarks such as P/E and price/book ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.

Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.

It is interesting to note that small- and mid-cap stocks often lead the market in the latter stages of bull markets, yet this is not the case today. With blue chip stocks trading at P/Es well above their growth rates, it is possible the sector many consider the "safest" may actually be the riskiest. We remain optimistic about the long-term prospects for the portfolio's companies. Their relatively noncyclical, service-oriented businesses appear to be well positioned for the moderate economic growth environment we anticipate. We believe your fund should be able to achieve attractive returns over the next several years.

Respectfully submitted,

John H. Laporte
President

Brian W. H. Berghuis
Executive Vice President
July 25, 1997


Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/97

TEN BEST CONTRIBUTORS
-------------------------------------------------------
Franklin Resources                            22(cents)

General Nutrition                                    19

ADT                                                  13

Cole National                                        13

Vencor                                               10

First Data                                           10

COREStaff*                                            9

Costco Companies                                      9

ACE Limited                                           8

Smith International                                   8

-------------------------------------------------------

Total                                        121(cents)
-------------------------------------------------------

*Position added                   **Position eliminated

TEN WORST CONTRIBUTORS
-------------------------------------------------------

Boston Chicken                              - 21(cents)

Mercury Finance                                      18

Employee Solutions*                                  14

Scholastic**                                         12

Ikon Office Solutions                                 9

Corporate Express                                     8

Republic Industries                                   6

Paging Network**                                      5

Unisource Worldwide**                                 4

Outback Steakhouse                                    3

-------------------------------------------------------

Total                                      - 100(cents)

-------------------------------------------------------

Twenty-Five Largest Holdings
                                             Percent of
                                             Net Assets
                                                6/30/97

-------------------------------------------------------

Franklin Resources                                  2.9%

First Data                                          2.9

CUC International                                   2.8

ACE Limited                                         2.3



General Nutrition                                   2.3

Vencor                                              2.1

Service Corp. International                         2.0

Comcast                                             2.0

Cardinal Health                                     2.0

La Quinta Inns                                      2.0

UNUM                                                2.0

HFS                                                 2.0

USA Waste Services                                  1.9

Quorum Health Group                                 1.9

Catalina Marketing                                  1.8

Freddie Mac                                         1.8

AccuStaff                                           1.7

Interim Services                                    1.7

Cole National                                       1.7

BISYS Group                                         1.6

Household International                             1.6

Norwest                                             1.5

Costco Companies                                    1.5

Smith International                                 1.5

COREStaff                                           1.5

-------------------------------------------------------

Total                                              49.0%

-------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Performance Comparison
as of 6/30/97


Lipper Variable
             T. Rowe Price                        Annuity Underlying
          New America Growth       S&P 500           Growth Funds
               Portfolio          Stock Index            Average
3/31/94        $10,000              $10,000             $10,000
6/94             9,670               10,042               9,758
6/95            12,504               12,660              12,044
6/96            17,326               15,952              14,865
6/97            19,964               21,487              18,574


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 6/30/97

                                  Since      Inception
     1 Year      3 Years      Inception           Date
------------------------------------------------------
     15.22%       27.33%         23.72%        3/31/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price New America Growth Portfolio
(Unaudited)


                        For a share outstanding throughout each period
----------------------------------------------------------------------


                            6 Months       Year               3/31/94
                               Ended      Ended               Through
                             6/30/97   12/31/96  12/31/95    12/31/94
NET ASSET VALUE

Beginning of period         $  17.67     $15.23     $10.10    $10.00

Investment activities
    Net investment
      income                    0.01       0.04       0.03      0.01
    Net realized and
      unrealized gain
      (loss)                    1.57       2.94       5.12      0.09

    Total from
      investment
      activities                1.58       2.98       5.15      0.10

Distributions
    Net investment
      income                       -      (0.04)     (0.02)        -
    Net realized gain              -      (0.50)         -         -

    Total distributions            -      (0.54)     (0.02)        -

NET ASSET VALUE

End of period               $  19.25     $17.67     $15.23    $10.10
                            --------     ------     ------    ------

Ratios/Supplemental Data

Total return                    8.94%     20.09%     51.10%     1.00%

Ratio of expenses to
 average net assets             0.85%!     0.85%      0.85%     0.85%!

Ratio of net investment
 income to average
 net assets                     0.09%!     0.18%      0.23%     0.15%!

Portfolio turnover
 rate                           49.8%!     27.2%      54.5%     81.0%!

Average commission
 rate paid                   $0.0478    $0.0524          -         -

Net assets, end of
 period
 (in thousands)              $79,996    $60,241    $12,304    $2,028

!   Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price New America Growth Portfolio
June 30, 1997 (Unaudited)
                                                                  Value
                                            Shares/Par     In thousands
Common Stocks  89.7%

FINANCIAL SERVICES  18.8%

Bank and Trust  1.5%

Norwest                                         22,000       $ 1,238

                                                               1,238
Insurance  6.4%

ACE Limited                                     25,000         1,847

MGIC Investment                                 20,000           959

PMI Group                                       12,000           748

UNUM                                            38,000         1,596

                                                               5,150
Investment Services  2.9%

Franklin Resources                              31,500         2,286

                                                          2,286

Other Financial Services  8.0%

Fairfax Financial
      (144a) (CAD) *                           2,900        840

Fannie Mae                                    20,000        872

Freddie Mac                                   41,000      1,409

Green Tree Financial                          33,000      1,176

Household International                       11,000      1,292

Mercury Finance                               47,500        116

Money Store                                   23,400        669

                                                          6,374
                                                         ------
Total Financial Services                                 15,048

CONSUMER SERVICES  30.8%

Retailing/General Merchandisers  2.7%

Costco Companies *                            37,000      1,217

Safeway *                                     20,500        946
                                                         ------
                                                          2,163

Retailing/Specialty Merchandisers  9.8%

AutoZone *                                    35,200        829

Circuit City Stores                           26,000        925

Cole National (Class A) *                     30,000      1,320

General Nutrition *                           65,000      1,816

Home Depot                                    12,500        862

Kohl's *                                      15,000        794

PETsMART *                                    65,000        746

Tommy Hilfiger *                              13,000        522
                                                         ------
                                                          7,814

Entertainment and Leisure  5.5%

Carnival (Class A)                            29,000      1,196

Disney                                        14,000      1,124

Extended Stay America *                       33,000        494

La Quinta Inns                                73,000      1,597
                                                         ------
                                                          4,411

Media/Communication Services  5.7%

AirTouch Communications *                     43,000      1,177

Comcast (Class A Special)                     76,000      1,622

Outdoor Systems *                             25,500        972

Tribune                                       17,000        817
                                                         ------
                                                          4,588

Restaurants/Food Distribution  2.2%

Boston Chicken *                              38,800        542

Outback Steakhouse *                          50,000      1,208
                                                         ------
                                                          1,750

Personal Services  4.9%

CUC International *                           87,500      2,259

Service Corp. International                   49,500      1,627
                                                         ------
                                                          3,886

Total Consumer Services                                       24,612

BUSINESS SERVICES  39.5%

Health Care Services  6.2%

Apria Healthcare *                                 9,600         170

Columbia/HCA Healthcare                           25,500       1,003

PhyCor *                                          19,000         654

Quorum Health Group *                             42,000       1,496

Vencor *                                          39,500       1,669
                                                              ------
                                                               4,992

Distribution Services  4.1%

Cardinal Health                                   28,000       1,603

Ikon Office Solutions                             47,000       1,172

Patterson Dental *                                13,600         465
                                                              ------
                                                               3,240

Computer Services  6.6%

BISYS Group *                                     31,000       1,301

First Data                                        52,000       2,285

SABRE Group Holdings *                            20,000         542

SunGard Data Systems *                            24,000       1,116
                                                              ------
                                                               5,244

Environmental Services  3.0%

Republic Industries *                             36,000         889

USA Waste Services *                              40,000       1,545
                                                              ------
                                                               2,434

Energy Services  5.5%

BJ Services *                                     11,000         590

Camco International                               17,500         958

Schlumberger                                       4,500         562

Smith International *                             20,000       1,215

Western Atlas *                                   15,000       1,099
                                                              ------
                                                               4,424

Other Business Services  14.1%

AccuStaff *                                       57,500       1,362

ADT *                                             23,700         782

ADVO *                                            38,500         626

Catalina Marketing *                              30,000       1,444

COREStaff *                                       44,700       1,210

Corporate Express *                               77,400       1,115

Employee Solutions *                              28,300         157

Global DirectMail *                               27,400         714

HFS *                                             27,500       1,595

Interim Services *                                30,000       1,335

Paychex                                           22,500         863

Sylvan Learning Systems *                          1,400          47
                                                              ------
                                                              11,250

Total Business Services                                       31,584
                                                              ------
Miscellaneous Common Stocks 0.6%                                 480

Total Common Stocks (Cost  $58,766)                        71,724

Short-Term Investments  12.0%

Certificates of Deposit  2.5%

Deutsche Bank AG
       5.78%, 8/12/97                       $1,000,000      1,000

World Savings Bank
       5.57%, 7/8/97                         1,000,000      1,000
                                                            2,000
Commercial Paper  9.5%

AC Acquisition
       Holding Company
       5.56%, 8/11/97                        1,000,000        994

Banque National de Paris
       5.55%, 7/14/97                        1,000,000        998

Corporate Asset Funding, 4(2)
       5.53%, 7/21/97                        1,000,000        997

National Rural Utilities
       Cooperative Finance
       5.55%, 9/9/97                         1,000,000        989

Svenska Handelsbanken
       5.75%, 11/14/97                      $1,000,000    $   978

Total SA, 5.54%, 7/7/97                      1,000,000        999

Investments in Commercial
       Paper through a Joint
       Account, 6.05 -6.20%
       7/1/97                                1,647,108      1,647

                                                            7,602

Total Short-Term Investments
(Cost  $9,602)                                              9,602

Total Investments in Securities
101.7% of Net Assets (Cost $68,368)                       $81,326

Other Assets Less Liabilities                              (1,330)

NET ASSETS                                                $79,996
                                                          -------
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                                  $    32

Accumulated net realized gain/loss -
 net of distributions                                         395

Net unrealized gain (loss)                                 12,958

Paid-in-capital applicable to 4,155,382
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                                 66,611

NET ASSETS                                                $79,996
                                                          -------

NET ASSET VALUE PER SHARE                                 $ 19.25
                                                          -------

   *    Non-income producing
 4(2)   Commercial paper sold within terms of a private placement
        memorandum, exempt from registration under section 4.2 of the
        Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
 144a   Security was purchased pursuant to Rule 144a under the Securities
        Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.05% of net assets.
  CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                         6 Months
                                                            Ended
                                                          6/30/97

Investment Income

Income
    Interest                                                $  197
    Dividend                                                   121

    Total income                                               318

Expenses
    Investment management and administrative                   286

Net investment income                                           32

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                         197
Change in net unrealized gain or loss on securities          6,321


Net realized and unrealized gain (loss)                      6,518

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $6,550
                                                            ------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                          6 Months      Year
                                                            Ended       Ended
                                                           6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income                                  $   32      $    65
    Net realized gain (loss)                                  197          637
    Change in net unrealized gain or loss                   6,321        5,130

    Increase (decrease) in net assets from
      operations                                            6,550        5,832

Distributions to shareholders
    Net investment income                                       -          (92)
    Net realized gain                                           -         (765)

    Decrease in net assets from distributions                   -         (857)

Capital share transactions*
    Shares sold                                            22,397       51,507
    Distributions reinvested                                    -          857
    Shares redeemed                                        (9,192)      (9,492)

    Increase (decrease) in net assets from
      capital share transactions                           13,205       42,872

Net equalization                                                -           90

Net Assets

Increase (decrease) during period                          19,755       47,937
Beginning of period                                        60,241       12,304

End of period                                             $79,996      $60,241
                                                          --------------------

*Share information
    Shares sold                                             1,261        3,117
    Distributions reinvested                                    -           52
    Shares redeemed                                          (515)        (568)

    Increase (decrease)
       in shares outstanding                                  746        2,601

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,889,000 and $15,252,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $68,368,000, and net unrealized gain aggregated $12,958,000, of which $15,664,000 related to appreciated investments and $2,706,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $43,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (6/97)
K15-055  6/30/97

                            OCC ACCUMULATION TRUST

                                  MANAGED BY

                                     LOGO


     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust for the first half of 1997, a favorable period for investors. Stock prices rose sharply during the half while bonds delivered moderate returns.

     With its continued sharp advance in the 1997 first half, the stock market has been exceptionally strong for the past two-and-a-half years. As measured by the total return of the Standard & Poor's 500 Index, the U.S. stock market has risen 104% in the 30 months from year end 1994 through the end of June 1997, matching its steepest ascent in history -- a 104% gain achieved in a 30-month span of 1954-56. This recent performance has been driven by a sustained economic environment of moderate growth, low inflation and low interest rates.

     Throughout this period, we have remained disciplined in our investment approach, and have delivered favorable returns with what we believe to be below-market risk. All the equity portfolios in the OCC Accumulation Trust ranked in the top half of their respective mutual fund categories for the 1997 first half, despite the inherently conservative nature of our investment philosophy, and each has a very strong performance record over longer periods.

     Simply stated, our investment philosophy is to buy good companies at reasonable price. By doing so, we seek to preserve capital, manage risk and generate excellent returns. Although our philosophy is relatively simple, implementing that philosophy is complex and requires hard work and intensive in-depth research to find companies which meet our criteria.

     In today's world, when so many investors are seeking instant gratification, we are sometimes able to acquire quality companies inexpensively when they have a temporary misstep such as a quarterly earnings disappointment. We also try to capitalize on changes in corporate direction and strategy which increase a company's intrinsic value. Often, the market is slow to respond to positive changes, creating opportunity for the astute value investor. We believe our focus on value and our long-term perspective are a tremendous advantage in a stock market which is often driven by transitory considerations.

The portfolios in the OCC Accumulation Trust are intended for the long-term investor seeking to preserve capital and make it grow. Looking ahead, we remain dedicated to preserving capital in all market conditions by being disciplined in our value philosophy and not overpaying for securities, whether stocks or bonds.

                               EQUITY PORTFOLIO

     The Equity Portfolio owns a diverse group of large-capitalization and mid-capitalization stocks. The Portfolio continued its excellent long-term record of providing consistent returns through a variety of market conditions. The Portfolio's total return in the first half was 13.7%, compared with a total return of 20.6% with dividends included for the Standard & Poor's 500 Index (S&P
500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance exceeded the 9.7% average total return for the funds in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The Portfolio ranked 14th among the 42 funds in this Lipper universe for the half.

     One of the extraordinary aspects of the six-month period was that every fund in the Lipper capital appreciation universe trailed the return of the S&P
500. This reflects the fact that the strong gains of the S&P 500 were driven primarily by a limited number of very large-capitalization stocks. Broader market indexes, which give less weight to the largest companies, generally showed much smaller gains than the S&P 500 in the period. We believe our first-half performance was reasonable both in terms of comparable funds and given the risk-averse nature of our investment philosophy. We do not necessarily expect to beat the S&P 500 when the market rises sharply over relatively short periods. We are more concerned about delivering strong long-term results and avoiding large losses when the market declines.

     For the 12 months ended June 30, 1997, the Portfolio provided a total return of 26.6%, surpassing the 15.1% average return for the funds in the Lipper capital appreciation category. The Portfolio's 12-month performance was eighth among the 42 funds in this Lipper universe. The return on the S&P 500 was 34.7% in the 12 months.

     The Portfolio has generated favorable returns over time, with what we believe to be below-market risk. For the five years ended June 30, 1997, the Portfolio provided an average annual total return of 19.9%*, compared with the 19.8% average annual return of the S&P 500. This performance was eighth among the 19 funds in the Lipper capital appreciation category. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 17.2%*, compared with 17.6% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Fund invests in companies with what we consider to have superior business characteristics, and which are trading in the market at prices well below what we consider to be their inherent worth. Many of the companies owned by the Portfolio are in seemingly mundane businesses, yet their leadership positions permit them to earn high and improving returns on capital. Caterpillar, Inc. (earth-moving equipment and diesel engines) is a low-cost, highest-quality producer worldwide, and its service network represents a formidable barrier to entry by competitors. LucasVarity PLC (auto components and small diesel engines) has strong worldwide market positions and significant cost-cutting and marketing opportunities as a result of the recent combination of two predecessor companies. In both of these companies, as well as in other companies owned by the Portfolio, management has focused on maximizing cash flow returns on capital and using that cash flow to create wealth for shareholders, such as by investing in high-return business opportunities or repurchasing shares.

     Even when we identify a business that meets our criteria, including high, sustainable returns on capital, we are very conscious about not paying too much for the company's stock. Buying stocks at reasonable valuations is very important to us, since the price we pay should be low enough to offer both significant opportunity for investment profit and meaningful protection against a severe price decline. We believe our focus on value and our long-term perspective are a tremendous advantage in a stock market which is often driven by transitory considerations.

-----------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

     In the 1997 first half, we established a new position in EG&G, Inc. and increased the Portfolio's holdings of ACE, Ltd., Armstrong World Industries, Inc., Canadian Pacific Ltd., General Re Corp. and Lockheed Martin Corp. We eliminated the Portfolio's investments in Columbia/HCA Healthcare Corp., CSX Corp., Electronic Arts, Inc., Shaw Industries and TCI Satellite Entertainment, Inc. and reduced its positions in American International Group, Inc. and Everest Reinsurance Holdings, Inc.

     Net assets were allocated 80% to common stocks and 20% to cash and cash equivalents at June 30, 1997. The Portfolio's above-average cash position is a buffer against market volatility and, more importantly, provides a resource to purchase quality stocks opportunistically as they become available at attractive prices.

     The Portfolio's five largest equity positions at June 30, 1997 were EXEL Ltd., a strongly capitalized specialty insurance company based in Bermuda, representing 5.1% of the Portfolio's net assets; ACE, Ltd., a Bermuda-based provider of excess liability insurance, 4.9% of net assets; Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.8% of net assets; General Re Corp., a leading insurance company, 3.6% of net assets; and Lockheed Martin Corp., a major aerospace and defense contractor, 3.3% of net assets.

     Major industry positions were in the insurance sector, 23.2% of the Portfolio's net assets; banking, 6.4% of net assets; aerospace/defense, 5.3% of net assets; miscellaneous financial services, 5.3% of net assets; and manufacturing, 4.1% of net assets.

                              SMALL CAP PORTFOLIO

     The Small Cap Portfolio delivered excellent returns in both the six and 12 months ended June 30, 1997, significantly exceeding the Russell 2000 Index with dividends included (Russell 2000), a widely followed benchmark which includes smaller capitalization stocks. We achieved these results by being disciplined in our approach of buying reasonably valued companies based on their business fundamentals.

     The Portfolio's total return in the first half of 1997 was 14.6%, outpacing both the 10.2% return of the Russell 2000 and the 8.1% average total return for the small company growth funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio ranked sixth among the 53 funds in this Lipper universe.

     For the 12 months ended June 30, 1997, the Portfolio's total return of 25.5% surpassed the 16.3% return of the Russell 2000 and the 14.2% average return for the funds in the Lipper small company growth funds category. The Portfolio's 12-month results ranked sixth among the 48 funds in this Lipper universe.

     For the five years ended June 30, 1997, the Portfolio provided an average annual total return of 16.0%*, compared with 17.9% for the Russell 2000. The Portfolio's five-year performance was sixth among the seven funds in the Lipper small company growth funds category. From its inception on August 1, 1988 through June 30, 1997, the Portfolio generated an average annual total return of 15.6%*, exceeding the 13.5% average annual total return of the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in undervalued smaller companies with strong competitive positions, high returns on capital and shareholder-oriented managements. Although small-cap stocks as a class have underperformed large-cap stocks for the past three years, we have achieved favorable returns, with what we believe to be below-market risk, by being highly selective in our investments.

     Rather than purchasing start-up companies or highly volatile speculative issues, we concentrate on companies with proven business records, solid financials and good growth prospects. Magellan Health Services, Inc., the Portfolio's largest holding, exemplifies the qualities we look for in an investment, including high returns on invested capital, a leading competitive position to help protect those returns, significant free cash flow which is being used to create shareholder value and a management team oriented toward shareholder interests. Magellan is the largest behavioral health care company in the U.S. The company recently sold its brick-and-mortar hospital business, realizing about $400 million of cash, which it is using to make acquisitions that complement its managed-care business. Magellan is now focused solely on providing managed-care mental health programs for corporations and government agencies. It is the leader in this field, which offers excellent prospects for revenue and earnings growth. At a recent price of about $30 a share, or about 15 times anticipated fiscal 1998 earnings, and with its strong cash flow and favorable growth characteristics, we consider the stock to be an attractive value.

     During the 1997 first half, we established new positions in the common stocks of Ametek, Inc., Durco International, Inc., JLG Industries, Inc., Jostens, Inc., KCS Energy, Inc. and A. Schulman, Inc. Increased positions included E.W. Blanch Holdings, Inc., Magellan Health Services, Inc., St. Mary Land & Exploration Co., Wang Laboratories, Inc. and Westpoint Stevens, Inc. (Class A).

     We eliminated the Portfolio's holdings of ACE, Ltd., Alltrista Corp., Arrow Electronics, Inc., Exabyte Corp. and Jason, Inc. Reductions included Horace Mann Educators Corp., Katz Media Group, Inc., SpaceLabs Medical, Inc. and United Dominion Industries, Ltd.

     At June 30, 1997, the Portfolio's net assets were allocated 85% to common stocks and securities convertible into common stocks and 15% to cash and cash equivalents. The five largest equity positions at the

-----------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

end of June were Magellan Health Services, Inc., the largest provider of managed-care behavioral health services in the U.S., representing 3.4% of the Portfolio's net assets; Wang Laboratories, Inc., a systems integration and computer maintenance firm, 2.8% of net assets; St. Mary Land & Exploration Co., an oil and gas exploration and production company, 2.7% of net assets; E.W. Blanch Holdings, Inc., an insurance broker, 2.6% of net assets; and A. Schulman, Inc., which produces plastics and resins, 2.4% of net assets.

     Major industry positions were in the insurance sector, representing 12.8% of the Portfolio's net assets; manufacturing, 9.0% of net assets; printing and publishing, 6.8% of net assets; electronics, 5.8% of net assets; and energy, 5.5% of net assets.

                               MANAGED PORTFOLIO

     The Managed Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. The Portfolio has consistently ranked as one of the top-performing funds in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category.

     In the 1997 first half, the Portfolio delivered a total return of 14.0%, exceeding the average total return of 10.4% for the funds in the Lipper flexible portfolio universe, although below the total return of 20.6% with dividends included for the Standard & Poor's 500 Index (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. As these performance numbers indicate, most fund managers have trailed the S&P 500 in recent months. During this period, the strong gains of the S&P 500 have been driven primarily by a limited number of very large-capitalization stocks. Broader market indexes, which give less weight to the largest companies, have generally shown much smaller gains than the S&P 500.

     We believe our performance in the 1997 first half continued to be favorable given the nature of the fund and the risk-averse character of our investment philosophy. The Portfolio's first-half performance ranked seventh among the 84 funds in the Lipper flexible portfolio category.

     With a total return of 28.5% for the 12 months ended June 30, 1997, the Portfolio exceeded the 19.4% average return of the funds in the Lipper flexible portfolio category and ranked second among the 78 funds for the period. The return on the S&P 500 was 34.7% in the 12 months.

     For the five years ended June 30, 1997, the Portfolio delivered an average annual return of 21.0%*, compared with 19.8% for the S&P 500. The Portfolio's five-year performance was second among the 50 funds in the Lipper flexible portfolio category. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 20.6%*, exceeding the 17.6% return for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in businesses that are worth inherently more, in our judgment, than their asking prices. Looked at another way, we hope to preserve our shareholders' capital in all market conditions, including market corrections, because we remain disciplined about not overpaying for stocks and because the businesses in which we invest tend to generate excess cash which they use to create long-term value for shareholders. We focus on individual companies and try to understand where their businesses are going over the next several years, and are less concerned about attempting to predict where the stock market is heading in the next month.

     We expect the companies owned by the Portfolio to continue to improve their results. The pending merger of McDonnell Douglas Corp. with Boeing Co. should enable our McDonnell Douglas holding to perform well. In the coming months, we expect E.I. du Pont de Nemours & Co. to announce a restructuring which will spur its business performance. While the market has mistakenly, in our view, neglected Citicorp stock much of this year, its business, particularly the two-thirds generated by international operations, continues to surge. Moreover, Citicorp continues to repurchase its shares at a very aggressive pace. Share repurchases add value by reducing the number outstanding, making the remaining shares worth more.

     Our major disappointment this year is Wells Fargo & Co., which has encountered severe difficulties in its merger with First Interstate Bancorp, completed in April 1996. We do not foresee a resolution of these issues before year end. Fortunately, the company continues to repurchase its stock at a high rate of approximately 7% to 8% per year. For many years, Wells Fargo was the most profitable large bank in the world, a position we expect it to regain in the next 12 to 18 months. We continue to own the stock in anticipation it will provide superior returns over time.

-----------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

     During the first half, we established new positions in BankBoston Corp. and Computer Associates International Inc. and increased our holdings of nine stocks, including Caterpillar, Inc., Federal Home Loan Mortgage Corp. and McDonnell Douglas Corp. Eliminations were Newport News Shipbuilding, Inc. and Sprint Corp. We reduced the Portfolio's investments in Countrywide Credit Industries, Inc., R.R. Donnelley & Sons Co., Freeport McMoRan Copper & Gold (Class B), Union Pacific Corp. and Unitrode Corp.

     At June 30, 1997, the Portfolio's net assets were allocated 78% to common stocks and securities convertible into common stocks, 1% to Treasury notes and bonds, and 21% to cash and equivalents. The five largest equity positions were E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, representing 4.7% of the Portfolio's net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, being acquired by Boeing Co., 4.6% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.3% of net assets; Tele-Communications, Inc. (Class A), a leading operator of cable television systems, 4.2% of net assets; and Wells Fargo & Co., a leading bank in the Western United States, 4.2% of net assets.

     Major industry positions were in the banking sector, representing 11.8% of the Portfolio's net assets; miscellaneous financial services, 10.1% of net assets; chemicals, 7.6% of net assets; aerospace and defense, 6.8% of net assets; and insurance, 5.0% of net assets.

                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio seeks long-term growth by investing worldwide in superior businesses which trade in the stock market at reasonable values. We believe global diversification is an effective tool for controlling risk and maximizing long-term results by capitalizing on investment opportunity wherever it may exist. Although the U.S. stock market as measured by the Standard & Poor's 500 Index has outperformed most other global markets in recent months, returns from global markets have, in fact, compared very favorably with more broadly based U.S. market indexes during this period.

     The Portfolio continues to deliver favorable results with what we believe to be below-market risk. In the 1997 first half, the Portfolio provided a total return of 14.0%. This compared with a return of 15.4% on Morgan Stanley Capital International's World Index in U.S. dollars with dividends net of local taxes included (World Index) and the average total return of 12.5% for the global funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 16th among the 39 funds in this Lipper category.

     The Portfolio delivered a total return of 21.8% in the 12 months ended June 30, 1997, compared with 22.3% for the World Index and an average of 18.5% for the funds in the Lipper global funds category. The Portfolio's 12-month results were 16th among the 36 funds in this Lipper universe. From inception on March 1, 1995 through June 30, 1997, the Portfolio's average annual total return of 20.9% compared with 21.7% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     In comparison to the country allocations in the World Index, the Portfolio was overweighted in Continental Europe and Latin America at the end of June, approximately market weighted in the United States and Canada, and underweighted in Japan, Asia outside Japan and the United Kingdom. Market allocation is a consequence of individual stock selection, not based on any formula to invest a given percentage of assets in any particular country. We buy the stocks of companies with superior business characteristics, and available at reasonable valuations, regardless of where they are located.

     Our major allocation change during the first half came in May, when we identified many undervalued stocks in Japan in the wake of that stock market's relentless price decline. We increased the Portfolio's Japanese investments, primarily buying companies that are domestically oriented, since we are concerned that the appreciation of the yen could dampen Japanese exports. New positions included Sekisui Chemical (chemicals and housing), Sho-Bond Corp. (building materials), Showa Denko (chemicals), Minolta (photo equipment and supplies), Mycal (junior department stores) and Ryohin Keikaku (merchandising). Compared with 10% of assets at the end of 1996, Japanese investments increased to more than 14% of the Portfolio's net assets as of June 30, 1997. Our decision to add to the Portfolio's Japanese holdings paid off, as the Japanese stock market rallied strongly in the second quarter.

     Many of our investments in Europe are benefiting from the wave of corporate restructurings taking place, including mergers, acquisitions, divestitures and downsizings, to improve performance and increase shareholder value. Two of the United Kingdom companies held in the Portfolio -- Amstrad and Bridon -- were taken over during the first half at significant premiums to our average purchase prices.

     In the United States, the Portfolio owns a diverse group of undervalued companies with high cash flow and strong niche business positions, such as Federal Home Loan Mortgage Corp. (Freddie Mac) and E.I. du Pont de Nemours & Co. There were relatively few buy or sell transactions in the U.S. portion of the Portfolio during the half.

     We are optimistic about global markets. Low inflation, a worldwide phenomenon, and the trend toward free-market economies are creating significant investment opportunities for value-oriented investors like ourselves. At June 30, 1997, net assets of the Portfolio were allocated 58% to international stocks, 33% to U.S. stocks and 9% to foreign and domestic cash and cash equivalents. The largest investment positions outside the United States were in Japan, the United Kingdom, Germany and France.

     The Portfolio's largest international holdings at June 30, 1997 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 3.9% of the Portfolio's net assets; OY Nokia, AB, a Finnish telecommunications equipment company, 1.4% of net assets; SAP AG, a leading German developer of software for businesses worldwide, 1.4% of net assets; Novartis AG, a Swiss-based pharmaceutical company, 1.1% of net assets; and Sony Corp., the Japanese electronics company, 1.1% of net assets.

     The Portfolio's largest U.S. equity holdings were Wells Fargo & Co., a leading bank in the Western United States, 3.7% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 3.3% of net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, being acquired by Boeing Co., 3.1% of net assets; E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 2.9% of net assets; and McDonald's Corp., a premier fast-food company with growing global markets, 2.8% of net assets.

     Major industry positions were in the banking sector, 9.0% of net assets; drugs and medical products, 7.4% of net assets; chemicals, 7.4% of net assets; miscellaneous financial services, 7.0% of net assets; and telecommunications, 6.0% of net assets.

                       U.S. GOVERNMENT INCOME PORTFOLIO

     The 1997 first half was a period of modestly positive returns for investors in fixed income securities. The bond market started out the year on a cautious note, with intermediate and long-term securities experiencing negative returns in the first quarter, reflecting investor concerns about the inflation outlook and the prospect that interest rates might be raised by the Federal Reserve. Rates were increased on March 25, but investors took the Fed's action in stride, with the result that the bond market rallied in the second quarter, delivering solid returns across all maturities.

     For the half, the market provided a total return of 2.8%, as measured by the Lehman Brothers Intermediate Government Bond Index (Lehman Index). The total return (dividends paid and change in net asset value assuming the reinvestment of dividends) of the U.S. Government Income Portfolio was 2.2%. This compared with an average total return of 2.7% for the U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 30th among the 34 funds in this Lipper universe.

     The Portfolio is intended for investors seeking high current income from investments in Government securities. The Portfolio primarily invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio generally invests in intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     For the 12 months ended June 30, 1997, the total return of the Portfolio was 5.5%, compared with 7.0% for the Lehman Index and an average of 7.2% for the funds in the Lipper U.S. Government fund category. The Portfolio provided an average annual total return of 7.3% from its inception on January 3, 1995 through June 30, 1997, versus 8.4% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     During the first half, we added to the Portfolio's holdings of mortgage-backed securities to capture additional yield. In addition, we lengthened the average maturity of the Portfolio's investments to approximately 6.7 years at June 30, 1997 from approximately 3.8 years at December 31, 1996.

     At the end of June 1997, the Portfolio's assets were allocated 49% to U.S. Treasury securities, 29% to U.S. Government agency securities, 13% to mortgage-related securities, 7% to corporate notes and bonds, and 2% to cash and cash equivalents.

                            MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks maximum current income consistent with stability of principal and liquidity. The seven-day compounded yield of the Portfolio was 4.80% as of June 30, 1997. The average dollar-weighted portfolio maturity was 30 days.

     We manage the Portfolio conservatively, recognizing that shareholders of money market funds view liquidity and safety of principal as their most important objectives. Safety of principal is our first priority. Rather than subjecting the Money Market Portfolio to additional risk to achieve a higher return, we maintain a rigorous approach to analyzing and investing in quality credits. These include the short-term securities of leading financial institutions and industrial companies in the United States and abroad, as well as marketable obligations of the United States Government, its agencies and instrumentalities. At June 30, 1997, 81% of the Portfolio's assets were allocated to short-term corporate notes, with the remaining assets invested in U.S. Government agency securities.

     Although the Money Market Portfolio seeks to maintain its share price at $1.00, an investment in the Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that the Portfolio will maintain a constant price of $1.00 per share.

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                      VALUE
---------                                                                   ----------
                U.S. GOVERNMENT AGENCY NOTE - .9%
$  240,000      Federal Home Loan Bank, 5.41%, 7/30/97 (cost - $238,954)    $  238,954
                                                                            ----------
                SHORT-TERM CORPORATE NOTES - 18.5%
                AUTOMOTIVE - 3.3%
                Ford Motor Credit Co.,
$  150,000      5.51%, 7/15/97.........................................     $  149,679
   125,000      5.53%, 7/22/97.........................................        124,597
   555,000      5.54%, 7/22/97.........................................        553,206
                                                                            ----------
                                                                               827,482
                                                                            ----------
                BANKING - 2.9%
   745,000      Norwest Financial Inc., 5.53%, 7/14/97.................        743,512
                                                                            ----------
                MACHINERY/ENGINEERING - 3.4%
                Deere (John) Capital Corp.,
   180,000      5.51%, 7/17/97.........................................        179,559
   685,000      5.53%, 7/28/97.........................................        682,159
                                                                            ----------
                                                                               861,718
                                                                            ----------
                MISCELLANEOUS FINANCIAL SERVICES - 4.5%
 1,150,000      American Express Credit Corp., 5.51%, 7/17/97..........      1,147,184
                                                                            ----------
                TECHNOLOGY - 4.4%
 1,100,000      IBM Credit Corp., 5.51%, 7/15/97.......................      1,097,643
                                                                            ----------

                Total Short-Term Corporate Notes (cost - $4,677,539)...     $4,677,539
                                                                            ----------
  SHARES
                COMMON STOCKS - 80.3%
                AEROSPACE/DEFENSE - 5.3%
     8,000      Lockheed Martin Corp...................................     $  828,500
     7,494      McDonnell Douglas Corp.................................        513,339
                                                                            ----------
                                                                             1,341,839
                                                                            ----------
                BANKING - 6.4%
     6,556      Citicorp...............................................        790,408
     3,033      Wells Fargo & Co.......................................        817,393
                                                                            ----------
                                                                             1,607,801
                                                                            ----------
                CHEMICALS - 3.3%
     4,000      du Pont (E.I.) de Nemours & Co.........................        251,500
     7,698      Hercules, Inc..........................................        368,542
     4,910      Monsanto Co............................................        211,437
                                                                            ----------
                                                                               831,479
                                                                            ----------
                CONGLOMERATES - 2.6%
     4,312      General Electric Co....................................        281,897
     8,500      Tenneco, Inc...........................................        384,094
                                                                            ----------
                                                                               665,991
                                                                            ----------

                     OCC ACCUMULATION TRUST
                        EQUITY PORTFOLIO
         SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)
                          JUNE 30, 1997

  SHARES                                                  VALUE
                                                        ----------
              COMMON STOCKS (CONTINUED)
              CONSUMER PRODUCTS - 2.0%
     3,844    Avon Products, Inc.....................   $  271,242
     6,843    Mattel, Inc............................      231,807
                                                        ----------
                                                           503,049
                                                        ----------
              DRUGS & MEDICAL PRODUCTS - 2.8%
    14,042    Becton, Dickinson & Co.................      710,876
                                                        ----------
              ELECTRONICS - 3.0%
     4,038    Arrow Electronics, Inc.*...............      214,519
    24,000    EG & G, Inc............................      540,000
                                                        ----------
                                                           754,519
                                                        ----------
              ENERGY - 1.1%
       697    El Paso Natural Gas Co.................       38,335
     4,996    Triton Energy Ltd.*....................      228,879
                                                        ----------
                                                           267,214
                                                        ----------
              FOOD SERVICES - 2.0%
    10,500    McDonald's Corp........................      507,281
                                                        ----------
              HEALTH & HOSPITALS - 3.2%
    27,750    Tenet Healthcare Corp.*................      820,359
                                                        ----------
              INSURANCE - 23.2%
    16,700    ACE Ltd................................    1,233,713
     7,372    AFLAC, Inc.............................      348,327
     1,262    American International Group, Inc......      188,511
    12,000    Everest Reinsurance Holdings, Inc......      475,500
    24,452    EXEL Ltd...............................    1,289,843
     5,000    General Re Corp........................      910,000
    10,000    Mid Ocean Ltd..........................      524,375
     4,579    Progressive Corp. (Ohio)...............      398,373
    13,000    RenaissanceRe Holdings Ltd.............      495,625
                                                        ----------
                                                         5,864,267
                                                        ----------
              LEISURE - 2.3%
    14,000    Carnival Corp..........................      577,500
                                                        ----------
              MACHINERY/ENGINEERING - 3.8%
     9,000    Caterpillar, Inc.......................      966,375
                                                        ----------
              MANUFACTURING - 4.1%
     6,000    Armstrong World Industries, Inc........      440,250
    17,560    LucasVarity Corp. PLC ADR..............      608,015
                                                        ----------
                                                         1,048,265
                                                        ----------
              MISCELLANEOUS FINANCIAL SERVICES - 5.3%
    19,912    Countrywide Credit Industries, Inc.....      621,006
    20,620    Federal Home Loan Mortgage Corp........      708,812
                                                        ----------
                                                         1,329,818
                                                        ----------


       14

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                 JUNE 30, 1997


 SHARES                                                                                VALUE
--------                                                                            -----------
             COMMON STOCKS (CONTINUED)
             PRINTING/PUBLISHING - 1.6%
  11,000     Donnelley (R.R.) & Sons Co..........................................   $   402,875
                                                                                    -----------
             RETAIL - 2.2%
  11,888     May Department Stores Co............................................       561,708
                                                                                    -----------
             TELECOMMUNICATIONS - 2.7%
   6,000     Sprint Corp.........................................................       315,750
  25,000     Tele-Communications, Inc. (Class A)*................................       371,875
                                                                                    -----------
                                                                                        687,625
                                                                                    -----------
             TRANSPORTATION - 3.4%
   4,300     AMR Corp.*..........................................................       397,750
  16,000     Canadian Pacific Ltd................................................       455,000
                                                                                    -----------
                                                                                        852,750
                                                                                    -----------
             Total Common Stocks (cost - $14,087,737)............................   $20,301,591
                                                                                    -----------
             Total Investments (cost - $19,004,230)....................  99.7%      $25,218,084
             Other Assets in Excess of Liabilities.....................   0.3            74,626
                                                                        -----       -----------
             Total Net Assets.......................................... 100.0%      $25,292,710
                                                                        =====       ===========

-----------------
* Non-income producing security.

                See accompanying notes to financial statements.

         15

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997


ASSETS
Investments, at value (cost - $19,004,230)......................................  $25,218,084
Cash............................................................................       52,668
Dividends receivable............................................................       20,848
Receivable from fund shares sold................................................       14,368
Other assets....................................................................        1,004
                                                                                  -----------
  Total Assets..................................................................   25,306,972
                                                                                  -----------

LIABILITIES
Investment advisory fee payable.................................................        1,667
Payable for fund shares redeemed................................................          952
Other payables and accrued expenses.............................................       11,643
                                                                                  -----------
  Total Liabilities.............................................................       14,262
                                                                                  -----------

  Total Net Assets..............................................................  $25,292,710
                                                                                  ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share)......................................................  $     7,716
Paid-in-capital in excess of par................................................   18,627,928
Accumulated undistributed net investment income.................................      139,630
Accumulated undistributed net realized gain on investments......................      303,582
Net unrealized appreciation on investments......................................    6,213,854
                                                                                  -----------

  Total Net Assets..............................................................  $25,292,710
                                                                                  ===========

Fund shares outstanding.........................................................      771,634
                                                                                  -----------

Net asset value per share.......................................................  $     32.78
                                                                                  ===========

                See accompanying notes to financial statements.

         16

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME
  Dividends......................................................................  $  149,752
  Interest.......................................................................      97,795
                                                                                   ----------
    Total investment income.....................................................      247,547
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................      86,822
  Custodian fees (note 1G).......................................................       7,528
  Transfer and dividend disbursing agent fees....................................       4,626
  Audit fees.....................................................................       4,165
  Trustees' fees and expenses....................................................       2,203
  Reports and notices to shareholders............................................       1,937
  Legal fees.....................................................................       1,091
  Miscellaneous..................................................................         246
                                                                                   ----------
    Total operating expenses....................................................      108,618
    Less: Expenses offset (note 1G).............................................         (701)
                                                                                   ----------
        Net operating expenses.................................................       107,917
                                                                                   ----------
        Net investment income..................................................       139,630
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments...............................................     303,581

  Net change in unrealized appreciation (depreciation) on investments............   2,471,711
                                                                                   ----------

    Net realized gain and change in unrealized appreciation (depreciation) on
     investments................................................................    2,775,292
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $2,914,922
                                                                                   ==========

                See accompanying notes to financial statements.

         17

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS


                                                           SIX MONTHS ENDED        YEAR ENDED
                                                           JUNE 30, 1997(1)     DECEMBER 31, 1996
                                                           ----------------     -----------------
OPERATIONS
Net investment income....................................    $   139,630           $   188,895
Net realized gain on investments.........................        303,581               672,433
Net change in unrealized appreciation (depreciation) on
 investments.............................................      2,471,711             2,218,378
                                                             -----------           -----------
  Net increase in net assets resulting from
   operations............................................      2,914,922             3,079,706
                                                             -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income....................................       (188,895)             (111,781)
Net realized gains.......................................       (672,433)             (223,969)
                                                             -----------           -----------
  Total dividends and distributions to shareholders......       (861,328)             (335,750)
                                                             -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales..................................      3,388,606             9,184,397
Reinvestment of dividends and distributions..............        861,328               335,750
Cost of shares redeemed..................................       (853,816)           (1,457,087)
                                                             -----------           -----------
  Net increase in net assets from fund share
   transactions..........................................      3,396,118             8,063,060
                                                             -----------           -----------

    Total increase in net assets.........................      5,449,712            10,807,016

NET ASSETS
Beginning of period......................................     19,842,998             9,035,982
                                                             -----------           -----------
End of period (including undistributed net investment
 income of $139,630 and $188,895, respectively)..........    $25,292,710           $19,842,998
                                                             ===========           ===========

SHARES ISSUED AND REDEEMED
Issued...................................................        111,055               339,540
Issued in reinvestment of dividends and distributions....         28,807                13,029
Redeemed.................................................        (28,038)              (53,448)
                                                             -----------           -----------
  Net increase...........................................        111,824               299,121
                                                             ===========           ===========

-----------------
(1) Unaudited.

                See accompanying notes to financial statements.

         18

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

(B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

(C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

(D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do

         19

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $4,820, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $1,518.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $2,006,683 and $1,828,102, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $6,214,033, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $179 and net unrealized appreciation for Federal income tax purposes is $6,213,854. Federal income tax cost basis of portfolio securities is $19,004,230 at June 30, 1997.

         20

                            OCC ACCUMULATION TRUST
                               EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                       SIX MONTHS ENDED                                        SEPTEMBER 16, 1994(1)
                                       JUNE 30, 1997(7)          1996              1995        TO DECEMBER 31, 1994
                                       ----------------       -----------       ----------     ---------------------
Net asset value, beginning of
  period.............................  $        30.07         $     25.05       $    18.12           $    18.57
                                       --------------         -----------       ----------           ----------
Income from investment
  operations:
Net investment income................            0.18                0.21             0.31                 0.09
Net realized and unrealized
  gain (loss) on
  investments........................            3.81                5.52             6.71                (0.54)
                                       --------------         -----------       ----------           ----------
  Total from investment
    operations.......................            3.99                5.73             7.02                (0.45)
                                       --------------         -----------       ----------           ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from
  net investment income..............           (0.28)              (0.24)           (0.09)                  --
Distributions to shareholders
  from net realized gains............           (1.00)              (0.47)              --                   --
                                       --------------         -----------       ----------           ----------
  Total dividends and
    distributions to
    shareholders.....................           (1.28)              (0.71)           (0.09)                  --
                                       --------------         -----------       ----------           ----------
Net asset value, end of
  period.............................  $        32.78         $     30.07       $    25.05           $    18.12
                                       ==============         ===========       ==========           ==========
Total return (2).....................            13.7%               23.4%            38.9%                (2.4%)
                                       ==============         ===========       ==========           ==========
Net assets, end of period............  $   25,292,710         $19,842,998       $9,035,982           $4,281,256
                                       --------------         -----------       ----------           ----------
Ratio of net operating
  expenses to average net
  assets (5).........................            1.00%(3,4)          0.93%(6)         0.72%(6)             0.72%(3,6)
                                       --------------         -----------       ----------           ----------
Ratio of net investment income
  to average net assets..............            1.29%(3,4)          1.29%(6)         1.74%(6)             1.80%(3,6)
                                       --------------         -----------       ----------           ----------
Portfolio turnover rate..............              10%                 36%              31%                   6%
                                       --------------         -----------       ----------           ----------
Average commission rate..............  $       0.0566         $    0.0588               --                   --
                                       --------------         -----------       ----------           ----------

----------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $21,885,297.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

         22

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
 AMOUNT                                                                             VALUE
---------                                                                         ----------
            U.S. GOVERNMENT AGENCY NOTE - 1.1%
$  675,000  Federal Home Loan Mortgage Corp., 5.40%, 8/7/97 (cost - $671,254).    $  671,254
                                                                                  ----------

            SHORT-TERM CORPORATE NOTES - 14.3%
            AUTOMOTIVE - 2.8%
$1,630,000  Ford Motor Credit Co., 5.53%, 7/15/97.............................    $1,626,495
                                                                                  ----------
            INSURANCE - 3.1%
 1,840,000  Prudential Funding Corp., 5.54%, 7/31/97..........................     1,831,505
                                                                                  ----------
            MACHINERY/ENGINEERING - 2.9%
            Deere (John) Capital Corp.,
   240,000  5.40%, 7/3/97.....................................................       239,928
 1,500,000  5.49%, 7/3/97.....................................................     1,499,542
                                                                                  ----------
                                                                                   1,739,470
                                                                                  ----------
            MISCELLANEOUS FINANCIAL SERVICES - 1.3%
   740,000  Beneficial Corp., 5.50%, 7/16/97..................................       738,304
                                                                                  ----------
            TECHNOLOGY - 4.2%
 2,500,000  IBM Credit Corp., 5.51%, 7/15/97..................................     2,494,643
                                                                                  ----------

            Total Short-Term Corporate Notes (cost - $8,430,417)................. $8,430,417
                                                                                  ----------

            CONVERTIBLE CORPORATE BOND - .1%
            REAL ESTATE - .1%
$   49,995  Security Capital Group, Inc., 12.00%, 6/30/14 (A) (cost - $45,368)..  $   60,161

                                                                                  ----------
    SHARES

            COMMON STOCKS - 84.7%
            ADVERTISING - .2%
    18,000  Katz Media Group, Inc.*...........................................    $  118,125
                                                                                  ----------
            AEROSPACE/DEFENSE - 1.2%
    28,800  Tracor, Inc.*.....................................................       723,600
                                                                                  ----------
            AUTOMOTIVE - 1.9%
    20,700  Borg-Warner Automotive, Inc.......................................     1,119,094
                                                                                  ----------
            BUILDING & CONSTRUCTION - 2.6%
    29,200  Chicago Bridge & Iron Co.*........................................       646,050
    17,800  Dal-Tile International, Inc.*.....................................       330,413
    42,900  JLG Industries, Inc...............................................       584,512
                                                                                  ----------
                                                                                   1,560,975
                                                                                  ----------
            CHEMICALS - 4.3%
    47,100  McWhorter Technologies, Inc.*.....................................     1,124,513
    57,200  Schulman (A.), Inc................................................     1,408,550
                                                                                  ----------
                                                                                   2,533,063
                                                                                  ----------

         23

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


   SHARES                                      VALUE
                                             ----------
           COMMON STOCKS (CONTINUED)
           COMPUTER SERVICES - 4.1%
   22,100  BA Merchants Services, Inc.*...   $  421,281
   46,367  BancTec, Inc.*.................    1,202,644
   17,500  BDM International, Inc.*.......      402,500
   25,800  Reynolds & Reynolds Co.........      406,350
                                             ----------
                                              2,432,775
                                             ----------
           DRUGS & MEDICAL PRODUCTS - 4.4%
   21,100  Dentsply International, Inc....    1,033,900
   44,700  SpaceLabs Medical, Inc.*.......    1,139,850
   23,200  Vital Signs, Inc...............      407,450
                                             ----------
                                              2,581,200
                                             ----------
           ELECTRONICS - 5.8%
   30,300  EG & G, Inc....................      681,750
   54,700  Exar Corp.*....................    1,176,050
   33,620  Oak Industries, Inc.*..........      966,575
   24,400  Watts Industries, Inc.*........      585,600
                                             ----------
                                              3,409,975
                                             ----------
           ENERGY - 5.5%
   35,400  KCS Energy, Inc................      721,275
   22,100  Nuevo Energy Co.*..............      906,100
   45,100  St. Mary Land & Exploration Co.    1,584,138
                                             ----------
                                              3,211,513
                                             ----------
           HEALTH & HOSPITALS - 3.4%
   68,500  Magellan Health Services, Inc*.    2,020,750
                                             ----------
           INSURANCE - 12.8%
   66,600  Capsure Holdings Corp.*........      861,637
   38,000  Corvel Corp.*..................    1,092,500
   22,422  Delphi Financial Group, Inc.*..      863,247
   57,000  E.W. Blanch Holdings, Inc......    1,521,188
   46,500  Gryphon Holdings, Inc..........      709,125
   14,000  Horace Mann Educators Corp.....      686,000
   23,300  RenaissanceRe Holdings Ltd.....      888,313
   26,700  United Wisconsin Services, Inc.      899,456
                                             ----------
                                              7,521,466
                                             ----------
           MACHINERY/ENGINEERING - 4.8%
   28,100  Ametek, Inc....................      660,350
   29,400  Durco International, Inc.......      859,950
   16,900  Kaydon Corp....................      838,663
   19,200  United Dominion Industries, Ltd      471,600
                                             ----------
                                              2,830,563
                                             ----------

         24

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


  SHARES                                                VALUE
                                                        ----------
          COMMON STOCKS (CONTINUED)
          MANUFACTURING - 9.0%
 183,900  Baldwin Technology Co. (Class A)*......   $  551,700
  53,000  Easco, Inc.............................      516,750
  18,800  Jostens, Inc...........................      502,900
  32,700  Keystone International, Inc............    1,134,281
  44,400  Lydall, Inc.*..........................      937,950
  55,600  Omniquip International, Inc.*..........    1,285,750
   7,300  Roper Industries, Inc..................      378,687
                                                    ----------
                                                     5,308,018
                                                    ----------
          MEDIA/BROADCASTING - 1.7%
  24,500  American Radio Systems Corp.*..........      976,938
                                                    ----------
          MISCELLANEOUS FINANCIAL SERVICES - 3.6%
  32,500  BISYS Group, Inc.*.....................    1,356,875
  17,100  Enhance Financial Services Group, Inc..      750,262
                                                    ----------
                                                     2,107,137
                                                    ----------
          PAPER PRODUCTS - .7%
  22,500  Rock-Tenn Co...........................      395,156
                                                    ----------
          PRINTING/PUBLISHING - 6.8%
  24,900  Bowne & Co., Inc.......................      868,387
  15,800  Harland (John. H.) Co..................      360,437
  88,100  Hollinger International, Inc...........      985,619
  82,400  International Imaging Materials, Inc.*.    1,339,000
   5,700  Merrill Corp...........................      207,338
  92,500  Nu-Kote Holdings, Inc. (Class A)*......      231,250
                                                    ----------
                                                     3,992,031
                                                    ----------
          REAL ESTATE - .1%
      66  Security Capital Group, Inc. (A).......       83,073
                                                    ----------
          RETAIL - .8%
  24,400  Ann Taylor Stores Corp.*...............      475,800
                                                    ----------
          TECHNOLOGY - 5.4%
 132,000  Auspex Systems, Inc.*..................    1,270,500
   7,100  Cable Design Technologies*.............      209,006
  78,800  Wang Laboratories, Inc.*...............    1,679,425
                                                    ----------
                                                     3,158,931
                                                    ----------
          TELECOMMUNICATIONS - 2.4%
  18,300  ACC Corp.*.............................      565,013
     800  Plantronics, Inc.*.....................       40,100
  22,300  TCA Cable TV, Inc......................      839,037
                                                    ----------
                                                     1,444,150
                                                    ----------

         25

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


  SHARES                                                                                 VALUE
----------                                                                            -----------
             COMMON STOCKS (CONTINUED)
             TEXTILES/APPAREL - 2.2%
    20,200   Burlington Industries, Inc.*.........................................    $   242,400
     5,000   Guilford Mills, Inc..................................................        104,062
    23,500   Westpoint Stevens, Inc. (Class A)*...................................        919,438
                                                                                      -----------
                                                                                        1,265,900
                                                                                      -----------
             TRANSPORTATION - 1.0%
    41,350   Interpool, Inc.......................................................        609,913
                                                                                      -----------

             Total Common Stocks (cost - $42,626,469).............................    $49,880,146
                                                                                      -----------
             Total Investments (cost - $51,773,508).......................  100.2%    $59,041,978
             Liabilities in Excess of Other Assets........................   (0.2)        (93,309)
                                                                            -----     -----------
             Total Net Assets.............................................  100.0%    $58,948,669
                                                                            =====     ===========

----------------
* Non-income producing security.

(A) Restricted securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                               DATE OF       PAR                 AVERAGE    FAIR VALUE AS OF
                        DESCRIPTION                          ACQUISITION    AMOUNT      SHARES     COST      JUNE 30, 1997
----------------------------------------------------------------------------------------------------------------------------
Security Capital Group, Inc. 12.00%, 6/30/14................   9/16/94      $49,995       --       $ 91          $  120
Security Capital Group, Inc. Common Stock...................   9/16/94           --       66        949           1,259

                See accompanying notes to financial statements.

        26

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997


ASSETS
Investments, at value (cost - $51,773,508)....................................  $59,041,978
Cash..........................................................................        7,817
Receivable from investments sold..............................................      390,380
Receivable from fund shares sold..............................................      103,946
Dividends receivable..........................................................       16,266
Interest receivable...........................................................        6,795
Other assets..................................................................        1,406
                                                                                -----------
  Total Assets................................................................   59,568,588
                                                                                -----------

LIABILITIES
Payable for investments purchased.............................................      589,999
Payable for fund shares redeemed..............................................        6,101
Investment advisory fee payable...............................................        3,808
Other payables and accrued expenses...........................................       20,011
                                                                                -----------
  Total Liabilities...........................................................      619,919
                                                                                -----------

  Total Net Assets............................................................  $58,948,669
                                                                                ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share)....................................................  $    23,833
Paid-in-capital in excess of par..............................................   48,759,952
Accumulated undistributed net investment income...............................      129,800
Accumulated undistributed net realized gain on investments....................    2,766,614
Net unrealized appreciation on investments....................................    7,268,470
                                                                                -----------

  Total Net Assets............................................................  $58,948,669
                                                                                ===========

Fund shares outstanding.......................................................    2,383,326
                                                                                -----------

Net asset value per share.....................................................  $     24.73
                                                                                ===========

                See accompanying notes to financial statements.

        27

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
 Interest.....................................................................  $  189,707
 Dividends....................................................................     153,844
                                                                                ----------
  Total investment income.....................................................     343,551
                                                                                ----------

OPERATING EXPENSES
 Investment advisory fees (note 2A)...........................................     172,578
 Custodian fees (note 1G).....................................................      15,699
 Trustees' fees and expenses..................................................       6,549
 Transfer and dividend disbursing agent fees..................................       4,751
 Audit fees...................................................................       4,413
 Reports and notices to shareholders..........................................       4,136
 Legal fees...................................................................       1,560
 Miscellaneous................................................................       4,891
                                                                                ----------
  Total operating expenses....................................................     214,577
  Less: Expenses offset (note 1G).............................................        (826)
                                                                                ----------
    Net operating expenses....................................................     213,751
                                                                                ----------
    Net investment income.....................................................     129,800
                                                                                ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

 Net realized gain on investments.............................................   2,775,415

 Net change in unrealized appreciation (depreciation) on investments..........   4,013,251
                                                                                ----------

   Net realized gain and change in unrealized appreciation (depreciation) on
    investments...............................................................   6,788,666
                                                                                ----------

Net increase in net assets resulting from operations..........................  $6,918,466
                                                                                ==========

                See accompanying notes to financial statements.

        28

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS


                                                           SIX MONTHS ENDED        YEAR ENDED
                                                           JUNE 30, 1997(1)     DECEMBER 31, 1996
                                                           ----------------     -----------------
OPERATIONS
Net investment income....................................    $   129,800           $   226,925
Net realized gain on investments.........................      2,775,415             1,679,412
Net change in unrealized appreciation (depreciation) on
 investments.............................................      4,013,251             2,142,715
                                                             -----------           -----------
  Net increase in net assets resulting from
   operations............................................      6,918,466             4,049,052
                                                             -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income....................................       (226,925)             (211,870)
Net realized gains.......................................     (1,600,322)             (544,700)
                                                             -----------           -----------
  Total dividends and distributions to shareholders......     (1,827,247)             (756,570)
                                                             -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales..................................     20,049,793            17,604,938
Reinvestment of dividends and distributions..............      1,827,247               756,533
Cost of shares redeemed..................................     (2,276,261)           (3,401,674)
                                                             -----------           -----------
  Net increase in net assets from fund share
   transactions..........................................     19,600,779            14,959,797
                                                             -----------           -----------

    Total increase in net assets.........................     24,691,998            18,252,279

NET ASSETS
Beginning of period......................................     34,256,671            16,004,392
                                                             -----------           -----------

End of period (including undistributed net investment
 income of $129,800 and $226,925, respectively)..........    $58,948,669           $34,256,671
                                                             ===========           ===========

SHARES ISSUED AND REDEEMED
Issued...................................................        885,839               837,586
Issued in reinvestment of dividends and distributions....         83,857                38,520
Redeemed.................................................       (101,620)             (164,530)
                                                             -----------           -----------
  Net increase...........................................        868,076               711,576
                                                             ===========           ===========

-----------------
(1) Unaudited.

                See accompanying notes to financial statements.

       29

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

       30

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)
(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $80,508, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $20,686.

(3) PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities were $35,011,021 and $20,175,495, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $8,547,833, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,288,163, and net unrealized appreciation for Federal income tax purposes is $7,259,670. Federal income tax cost basis of portfolio securities is $51,782,308 at June 30, 1997.

31

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

  On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

32
                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                             YEARS ENDED DECEMBER 31,
                                      SIX MONTHS ENDED     ----------------------------      SEPTEMBER 16, 1994(1)
                                      JUNE 30, 1997(7)        1996             1995          TO DECEMBER 31, 1994
                                      ---------------      -----------      -----------      ---------------------
Net asset value, beginning of
 period.............................    $     22.61        $     19.91      $     17.38           $    17.49
                                        -----------        -----------      -----------           ----------

Income from investment
 operations:
Net investment income...............           0.03               0.14             0.26                 0.06
Net realized and unrealized
 gain (loss) on
 investments........................           3.14               3.45             2.37                (0.17)
                                        -----------        -----------      -----------           ----------
 Total from investment
  operations........................           3.17               3.59             2.63                (0.11)
                                        -----------        -----------      -----------           ----------

Dividends and distributions
 to shareholders:
Dividends to shareholders
 from net investment
 income.............................          (0.13)             (0.25)           (0.05)                  --
Distributions to shareholders
 from net realized gains............          (0.92)             (0.64)           (0.05)                  --
                                        -----------        -----------      -----------           ----------
 Total dividends and
  distributions to
  shareholders......................          (1.05)             (0.89)           (0.10)                  --
                                        -----------        -----------      -----------           ----------

Net asset value, end of
 period.............................    $     24.73        $     22.61      $     19.91           $    17.38
                                        ===========        ===========      ===========           ==========

Total return (2)....................           14.6%              18.7%            15.2%                (0.6%)
                                        ===========        ===========      ===========           ==========

Net assets, end of period...........    $58,948,669        $34,256,671      $16,004,392           $9,210,443
                                        -----------        -----------      -----------           ----------

Ratio of net operating
 expenses to average net
 assets (5).........................           0.99%(3,4)         0.93%(6)         0.74%(6)             0.74%(3,6)
                                        -----------        -----------      -----------           ----------

Ratio of net investment
 income to average net
 assets.............................           0.60%(3,4)         1.03%(6)         1.75%(6)             1.22%(3,6)
                                        -----------        -----------      -----------           ----------

Portfolio turnover rate.............             54%                50%              69%                  32%
                                        -----------        -----------      -----------           ----------

Average commission rate.............    $    0.0544        $    0.0493               --                   --
                                        -----------        -----------      -----------           ----------

----------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $43,502,064.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

       33

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997


PRINCIPAL
 AMOUNT                                                                          VALUE
---------                                                                     -----------
            U.S. GOVERNMENT AGENCY NOTES - 1.4%
            Federal Home Loan Bank,
$  525,000  5.36%, 7/1/97...................................................  $   525,000
 1,245,000  5.40%, 7/24/97..................................................    1,240,705
 2,190,000  5.40%, 8/7/97...................................................    2,177,845
                                                                              -----------
            Total U.S. Government Agency Notes (cost - $3,943,550)..........  $ 3,943,550
                                                                              -----------

            SHORT-TERM CORPORATE NOTES - 22.8%
            AUTOMOTIVE - 1.8%
            Ford Motor Credit Co.,
$4,445,000  5.53%, 7/31/97..................................................  $ 4,424,516
   590,000  5.54%, 7/31/97..................................................      587,276
                                                                              -----------
                                                                                5,011,792
                                                                              -----------
            BANKING - 4.3%
12,295,000  Norwest Financial Inc., 5.53%, 7/14/97..........................   12,270,447
                                                                              -----------
            CONGLOMERATES - 4.0%
11,400,000  General Electric Capital Corp., 5.54%, 7/31/97..................   11,347,370
                                                                              -----------
            MACHINERY/ENGINEERING - 2.9%
            Deere (John) Capital Corp.,
 4,830,000  5.45%, 7/3/97...................................................    4,828,538
 2,010,000  5.49%, 7/3/97...................................................    2,009,387
 1,390,000  5.53%, 7/28/97..................................................    1,384,235
                                                                              -----------
                                                                                8,222,160
                                                                              -----------
            MISCELLANEOUS FINANCIAL SERVICES - 8.9%
10,000,000  American Express Credit Corp., 5.54%, 7/29/97...................    9,956,911
 5,380,000  Household Finance Corp., 5.50%, 7/14/97.........................    5,369,315
 9,940,000  Merrill Lynch & Co., Inc., 5.55%, 7/21/97.......................    9,909,352
                                                                              -----------
                                                                               25,235,578
                                                                              -----------
            TECHNOLOGY - .9%
            IBM Credit Corp.,
   675,000  5.50%, 7/15/97..................................................      673,556
 1,810,000  5.51%, 7/15/97..................................................    1,806,122
                                                                              -----------
                                                                                2,479,678
                                                                              -----------
            Total Short-Term Corporate Notes (cost - $64,567,025)...........  $64,567,025
                                                                              -----------

            U.S. TREASURY NOTES AND BONDS - .6%
$  700,000  6.25%, 8/15/23..................................................  $   648,046
   630,000  7.875%, 4/15/98.................................................      640,237
   297,500  7.875%, 8/15/01.................................................      313,538
                                                                              -----------
            Total U.S. Treasury Notes and Bonds (cost - $1,512,217).........  $ 1,601,821
                                                                              -----------

       34

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


PRINCIPAL
 AMOUNT                                                                      VALUE
----------                                                                -----------
            CONVERTIBLE CORPORATE BOND - .2%
            REAL ESTATE - .2%
$  614,371  Security Capital Group, Inc., 12.00%, 6/30/14 (A)
            (cost - $557,508)...........................................  $   739,294
                                                                          -----------
  SHARES
----------
             CONVERTIBLE PREFERRED STOCK - .0%
             RETAIL - .0%
     2,478   Venture Stores, Inc., $3.25 Conv. Pfd. (cost - $102,527)...  $    39,029
                                                                          -----------

             COMMON STOCKS - 78.2%
             AEROSPACE/DEFENSE - 6.8%
    60,000   Lockheed Martin Corp.......................................  $ 6,213,750
   190,000   McDonnell Douglas Corp.....................................   13,015,000
                                                                          -----------
                                                                           19,228,750
                                                                          -----------
             BANKING - 11.8%
    90,000   BankBoston Corp............................................    6,485,625
    97,000   Citicorp...................................................   11,694,562
    10,400   First Empire State Corp....................................    3,504,800
    44,000   Wells Fargo & Co...........................................   11,858,000
                                                                          -----------
                                                                           33,542,987
                                                                          -----------
             CHEMICALS - 7.6%
   210,000   du Pont (E.I.) de Nemours & Co.............................   13,203,750
   100,000   Hercules, Inc..............................................    4,787,500
    80,000   Monsanto Co................................................    3,445,000
                                                                          -----------
                                                                           21,436,250
                                                                          -----------
             COMPUTER SERVICES - 1.0%
    50,000   Computer Associates International Inc......................    2,784,375
                                                                          -----------
             CONGLOMERATES - 3.2%
   200,000   Tenneco, Inc...............................................    9,037,500
                                                                          -----------
             CONSUMER PRODUCTS - 3.9%
   325,200   Mattel, Inc................................................   11,016,150
                                                                          -----------
             DRUGS & MEDICAL PRODUCTS - 2.3%
   130,000   Becton, Dickinson & Co.....................................    6,581,250
                                                                          -----------
             ENERGY - 1.3%
    70,000   Triton Energy Ltd.*........................................    3,206,875
    20,000   Union Pacific Resources Group, Inc.........................      497,500
                                                                          -----------
                                                                            3,704,375
                                                                          -----------
             FOOD SERVICES - 3.6%
   210,000   McDonald's Corp............................................   10,145,625
                                                                          -----------

       35

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


  SHARES                                                           VALUE
----------                                                      -----------
              COMMON STOCKS (CONTINUED)
              INSURANCE - 5.0%
    74,700    ACE Ltd.........................................  $ 5,518,462
   138,600    EXEL Ltd........................................    7,311,150
    15,400    Transamerica Corp...............................    1,440,863
                                                                -----------
                                                                 14,270,475
                                                                -----------
              MACHINERY/ENGINEERING - 4.2%
   110,000    Caterpillar, Inc................................   11,811,250
                                                                -----------
              METALS & MINING - 2.0%
   182,300    Freeport McMoRan Copper & Gold (Class B)........    5,674,088
                                                                -----------
              MISCELLANEOUS FINANCIAL SERVICES - 10.1%
    70,000    American Express Co.............................    5,215,000
   130,000    Countrywide Credit Industries, Inc..............    4,054,375
   355,000    Federal Home Loan Mortgage Corp.................   12,203,125
   160,600    Federal National Mortgage Assoc.................    7,006,175
                                                                -----------
                                                                 28,478,675
                                                                -----------
              PAPER PRODUCTS - 2.9%
   150,000    Champion International Corp.....................    8,287,500
                                                                -----------
              PRINTING/PUBLISHING - .3%
    25,000    Donnelley (R.R.) & Sons Co......................      915,625
                                                                -----------
              RAILROADS - 2.1%
    85,000    Union Pacific Corp..............................    5,992,500
                                                                -----------
              REAL ESTATE - .4%
       811    Security Capital Group, Inc. (A)................    1,020,796
                                                                -----------
              TECHNOLOGY - 5.0%
    38,900    Intel Corp......................................    5,516,506
   206,400    National Semiconductor Corp.*...................    6,321,000
    48,000    Unitrode Corp.*.................................    2,418,000
                                                                -----------
                                                                 14,255,506
                                                                -----------
              TELECOMMUNICATIONS - 4.2%
   800,000    Tele-Communications, Inc. (Class A)*............   11,900,000
                                                                -----------

       36

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


SHARES                                                                          VALUE
-------                                                                      ------------
         COMMON STOCKS (CONTINUED)
         WASTE DISPOSAL - .5%
 47,818  Waste Management Inc.............................................   $  1,536,153
                                                                             ------------

         Total Common Stocks (cost - $157,878,096)........................   $221,619,830
                                                                             ------------
           Total Investments (cost - $228,560,923)................  103.2%   $292,510,549
           Liabilities in Excess of Other Assets..................   (3.2)     (9,104,888)
                                                                    -----    ------------
           Total Net Assets.......................................  100.0%   $283,405,661
                                                                    =====    ============

----------------
* Non-income producing security.

(A) Restricted Securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):


                                                           DATE OF       PAR                AVERAGE    FAIR VALUE AS OF
                     DESCRIPTION                         ACQUISITION    AMOUNT     SHARES    COST       JUNE 30, 1997
-----------------------------------------------------------------------------------------------------------------------
Security Capital Group, Inc. 12.00%, 6/30/14.........      9/16/94     $614,371       --     $ 91           $  120
Security Capital Group, Inc. Common Stock............      9/16/94           --      811      949            1,259

                See accompanying notes to financial statements.

       37

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997


ASSETS
Investments, at value (cost - $228,560,923)..................................  $292,510,549
Cash.........................................................................        20,234
Receivable from fund shares sold.............................................       154,952
Interest receivable..........................................................       119,182
Dividends receivable.........................................................       101,991
Other assets.................................................................         4,301
                                                                               ------------
  Total Assets...............................................................   292,911,209
                                                                               ------------

LIABILITIES
Payable for investments purchased............................................     9,303,187
Payable for fund shares redeemed.............................................       136,128
Investment advisory fee payable..............................................        18,581
Other payables and accrued expenses..........................................        47,652
                                                                               ------------
  Total Liabilities..........................................................     9,505,548
                                                                               ------------

  Total Net Assets...........................................................  $283,405,661
                                                                               ============

COMPOSITION OF NET ASSETS
Par value ($.01 per share)...................................................  $     71,753
Paid-in-capital in excess of par.............................................   213,136,971
Accumulated undistributed net investment income..............................     1,561,847
Accumulated undistributed net realized gain on investments...................     4,685,464
Net unrealized appreciation on investments...................................    63,949,626
                                                                               ------------

  Total Net Assets...........................................................  $283,405,661
                                                                               ============

Fund shares outstanding......................................................     7,175,255
                                                                               ------------
Net asset value per share....................................................  $      39.50
                                                                               ============

                See accompanying notes to financial statements.

        38

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME
Dividends....................................................................  $ 1,298,226
Interest.....................................................................    1,254,905
                                                                               -----------
  Total investment income....................................................    2,553,131
                                                                               -----------

OPERATING EXPENSES
Investment advisory fees (note 2A)...........................................      888,578
Reports and notices to shareholders..........................................       20,179
Custodian fees (note 1G).....................................................       20,146
Trustees' fees and expenses..................................................       12,767
Audit fees...................................................................        8,889
Transfer and dividend disbursing agent fees..................................        5,782
Legal fees...................................................................        4,699
Miscellaneous................................................................       30,941
                                                                               -----------
  Total operating expenses...................................................      991,981
  Less: Expenses offset (note 1G)............................................         (698)
                                                                               -----------
    Net operating expenses...................................................      991,283
                                                                               -----------
    Net investment income....................................................    1,561,848
                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

Net realized gain on investments.............................................    4,685,469

Net change in unrealized appreciation (depreciation) on investments..........   24,338,046
                                                                               -----------

  Net realized gain and change in unrealized appreciation (depreciation) on
  investments................................................................   29,023,515
                                                                               -----------

Net increase in net assets resulting from operations.........................  $30,585,363
                                                                               ===========

                See accompanying notes to financial statements.

       39

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS


                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                   JUNE 30, 1997(1)     DECEMBER 31, 1996
                                                                   ----------------     -----------------
OPERATIONS
Net investment income.........................................       $  1,561,848         $  2,161,819
Net realized gain on investments..............................          4,685,469            6,639,637
Net change in unrealized appreciation (depreciation) on
 investments..................................................         24,338,046           18,285,659
                                                                     ------------         ------------
   Net increase in net assets resulting from operations.......         30,585,363           27,087,115
                                                                     ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.........................................         (2,161,819)          (1,378,070)
Net realized gains............................................         (6,639,642)            (878,874)
                                                                     ------------         ------------
   Total dividends and distributions to shareholders..........         (8,801,461)          (2,256,944)
                                                                     ------------         ------------

FUND SHARE TRANSACTIONS
Net proceeds from sales.......................................         82,323,735           79,297,599
Reinvestment of dividends and distributions...................          8,801,461            2,256,944
Cost of shares redeemed.......................................        (10,231,531)         (24,844,767)
                                                                     ------------         ------------
   Net increase in net assets from fund share
    transactions..............................................         80,893,665           56,709,776
                                                                     ------------         ------------

     Total increase in net assets.............................        102,677,567           81,539,947

NET ASSETS
Beginning of period...........................................        180,728,094           99,188,147
                                                                     ------------         ------------
End of period (including undistributed net investment income
 of $1,561,847 and $2,161,818, respectively)..................       $283,405,661         $180,728,094
                                                                     ============         ============

SHARES ISSUED AND REDEEMED
Issued........................................................          2,214,230            2,403,077
Issued in reinvestment of dividends and distributions.........            243,943               73,016
Redeemed......................................................           (274,288)            (775,472)
                                                                     ------------         ------------
   Net increase...............................................          2,183,885            1,700,621
                                                                     ============         ============

-----------------
(1) Unaudited.

                See accompanying notes to financial statements.

         40

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

         41

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $64,187, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $24,908.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $51,856,834 and $13,672,297, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $64,137,022, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $187,396 and net unrealized appreciation for Federal income tax purposes is $63,949,626. Federal income tax cost basis of portfolio securities is $228,560,923 at June 30, 1997.

         42

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

43

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                YEARS ENDED DECEMBER 31,
                                     SIX MONTHS ENDED        -----------------------------       SEPTEMBER 16, 1994(1)
                                     JUNE 30, 1997(7)            1996             1995           TO DECEMBER 31, 1994
                                     ----------------        ------------      -----------       ---------------------
Net asset value, beginning of
 period............................      $      36.21        $      30.14      $     20.83            $     21.80
                                         ------------        ------------      -----------            -----------
Income from investment
 operations:
Net investment income..............              0.18                0.43             0.42                   0.14
Net realized and unrealized
 gain (loss) on
 investments.......................              4.73                6.31             9.02                  (1.11)
                                         ------------        ------------      -----------            -----------

 Total from investment
  operations.......................              4.91                6.74             9.44                  (0.97)
                                         ------------        ------------      -----------            -----------

Dividends and distributions
 to shareholders:
Dividends to shareholders
 from net investment
 income............................             (0.40)              (0.41)           (0.13)                    --
Distributions to shareholders
 from net realized gains...........             (1.22)              (0.26)              --                     --
                                         ------------        ------------      -----------            -----------

 Total dividends and
  distributions to
  shareholders.....................             (1.62)              (0.67)           (0.13)                    --
                                         ------------        ------------      -----------            -----------

Net asset value, end of
 period............................      $      39.50        $      36.21      $     30.14            $     20.83
                                         ============        ============      ===========           ============
Total return (2)...................              14.0%               22.8%            45.6%                  (4.4%)
                                         ============        ============      ===========           ============
Net assets, end of period..........      $283,405,661        $180,728,094      $99,188,147            $54,943,371
                                         ------------        ------------      -----------            -----------
Ratio of net operating
 expenses to average net
 assets (5)........................              0.89%(3,4)          0.84%(6)         0.66%(6)               0.66%(3,6)
                                         ------------        ------------      -----------            -----------
Ratio of net investment
 income to average net
 assets............................              1.41%(3,4)          1.66%(6)         1.85%(6)               2.34%(3,6)
                                         ------------        ------------      -----------            -----------
Portfolio turnover rate............                 7%                 27%              22%                     8%
                                         ------------        ------------      -----------            -----------
Average commission rate............      $     0.0574        $     0.0592               --                     --
                                         ------------        ------------      -----------            -----------

-----------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $223,985,374.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

44

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1997


PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                           -----------
              U.S. GOVERNMENT AGENCY NOTES - 19.8%
$  80,000     Federal Farm Credit Bank, 5.18%, 10/17/97........................      $   78,757
  960,000     Federal Home Loan Bank, 6.00%, 7/1/97............................         960,000
                                                                                     ----------
              Total U.S. Government Agency Notes (amortized cost -
               $1,038,757).....................................................      $1,038,757
                                                                                     ----------
              SHORT-TERM CORPORATE NOTES - 80.5%
              AUTOMOTIVE - 9.1%
$ 150,000     American Honda Finance Corp., 5.58%, 7/24/97.....................      $  149,465
  170,000     Ford Motor Credit Co., 5.58%, 9/8/97.............................         168,182
  160,000     General Motors Acceptance Corp., 5.56%, 8/25/97..................         158,641
                                                                                     ----------
                                                                                        476,288
                                                                                     ----------
              BANKING - 8.6%
  100,000     Morgan (J.P.) & Co., Inc., 5.50%, 7/23/97........................          99,664
  150,000     Svenska Handelsbanken Inc., 5.60%, 7/1/97........................         150,000
  200,000     UBS Finance Delaware, Inc., 5.52%, 7/14/97.......................         199,601
                                                                                     ----------
                                                                                        449,265
                                                                                     ----------
              BROKERAGE - 5.6%
  150,000     Goldman Sachs Group, L.P., 5.62%, 9/2/97.........................         148,525
  150,000     Morgan Stanley Group, Inc., 5.56%, 8/11/97.......................         149,050
                                                                                     ----------
                                                                                        297,575
                                                                                     ----------
              CONGLOMERATES - 6.8%
  190,000     General Electric Capital Corp., 5.56%, 10/27/97..................         186,537
  175,000     Mitsubishi International, 5.60%, 7/28/97.........................         174,265
                                                                                     ----------
                                                                                        360,802
                                                                                     ----------
              ENTERTAINMENT - 3.8%
  200,000     Walt Disney Co., 5.48%, 7/7/97...................................         199,817
                                                                                     ----------

              INSURANCE - 5.8%
  120,000     Aetna Services Inc., 5.62%, 7/7/97...............................         119,888
  185,000     Prudential Funding Corp., 5.53%, 7/16/97.........................         184,574
                                                                                     ----------
                                                                                        304,462
                                                                                     ----------
              MACHINERY/ENGINEERING - 5.6%
  140,000     Deere (John) Capital Corp., 5.54%, 9/15/97.......................         138,363
  160,000     Pitney Bowes Credit Corp., 5.65%, 10/1/97........................         157,690
                                                                                     ----------
                                                                                        296,053
                                                                                     ----------

         45

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                            ----------
            SHORT-TERM CORPORATE NOTES (CONTINUED)
            MISCELLANEOUS FINANCIAL SERVICES - 11.4%
$ 160,000   American Express Credit Corp., 5.56%, 7/7/97..........   $  159,852
  160,000   Associates Corp. N.A., 5.55%, 8/11/97.................      158,988
  110,000   Beneficial Corp., 5.31%, 7/14/97......................      109,789
  170,000   Household Finance Corp., 5.52%, 7/18/97...............      169,557
                                                                     ----------
                                                                        598,186
                                                                     ----------
            SOVEREIGN - 3.4%
  180,000   Eksportfinans A/S, 5.60%, 8/29/97.....................      178,348
                                                                     ----------
            TECHNOLOGY - 6.5%
  185,000   IBM Credit Corp., 5.54%, 8/18/97......................      183,633
  160,000   Motorola Credit Corp., 5.50%, 7/24/97.................      159,438
                                                                     ----------
                                                                        343,071
                                                                     ----------
            TELECOMMUNICATIONS - 8.2%
  110,000   American Telephone & Telegraph Co., 5.52%, 7/28/97....      109,544
  120,000   Ameritech Corp., 5.50%, 7/14/97.......................      119,762
  200,000   BellSouth Telecommunications Inc., 5.47%, 7/2/97......      199,970
                                                                     ----------
                                                                        429,276
                                                                     ----------
            TOBACCO/BEVERAGES/FOOD PRODUCTS - 5.7%................
  120,000   Coca Cola Co., 5.40%, 7/29/97.........................      119,491
  180,000   PepsiCo Inc., 5.47%, 7/2/97...........................      179,973
                                                                     ----------
                                                                        299,464
                                                                     ----------
            Total Short-Term Corporate Notes (amortized cost -
              $4,232,607).........................................   $4,232,607
                                                                     ----------
            Total Investments (amortized cost - $5,271,364) 100.3%   $5,271,364
            Liabilities in Excess of Other Assets..........  (0.3)      (17,639)
                                                            -----    ----------
            Total Net Assets............................... 100.0%   $5,253,725
                                                            -----    ==========

                See accompanying notes to financial statements.

         46

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997


ASSETS
Investments, at value (amortized cost - $5,271,364)................  $5,271,364
Cash...............................................................       5,443
Other assets.......................................................         585
                                                                     ----------
  Total Assets.....................................................   5,277,392
                                                                     ----------

LIABILITIES
Dividends payable...................................................      7,460
Payable for fund shares redeemed....................................      2,614
Investment advisory fee payable.....................................        173
Other payables and accrued expenses.................................     13,420
                                                                     ----------
  Total Liabilities.................................................     23,667
                                                                     ----------
  Total Net Assets.................................................. $5,253,725
                                                                     ==========
COMPOSITION OF NET ASSETS
Par value ($.01 per share).......................................... $   52,537
Paid-in-capital in excess of par....................................  5,201,207
Accumulated net realized loss on investments........................        (19)
                                                                     ----------
  Total Net Assets.................................................. $5,253,725
                                                                     ==========
Fund shares outstanding.............................................  5,253,743
                                                                     ----------
Net asset value per share........................................... $     1.00
                                                                     ==========

                See accompanying notes to financial statements.

         47

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Interest...........................................................  $129,999
                                                                       --------
OPERATING EXPENSES
Investment advisory fees (note 2)....................................     9,477
Custodian fees (note 1G).............................................     4,686
Transfer and dividend disbursing agent fees..........................     4,527
Audit fees...........................................................     3,873
Legal fees...........................................................       955
Reports and notices to shareholders..................................       612
Miscellaneous........................................................     2,820
                                                                       --------
  Total operating expenses...........................................    26,950
  Less: Investment advisory fees waived (note 2).....................    (3,439)
  Less: Expenses offset (note 1G)....................................      (208)
                                                                       --------
    Net operating expenses...........................................    23,303
                                                                       --------
    Net investment income............................................   106,696
                                                                       --------

REALIZED LOSS ON INVESTMENTS - NET

Net realized loss on investments.....................................        (6)
                                                                       --------
Net increase in net assets resulting from operations.................  $106,690
                                                                       ========

                See accompanying notes to financial statements.

         48

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS ENDED       YEAR ENDED
                                                           JUNE 30, 1997(1)    DECEMBER 31, 1996
                                                           ----------------    -----------------
OPERATIONS
Net investment income....................................    $   106,696           $   181,416
Net realized loss on investments.........................             (6)                  (14)
                                                             -----------           -----------
  Net increase in net assets resulting from
   operations............................................        106,690               181,402
                                                             -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income....................................       (106,696)             (181,416)
Net realized gains.......................................             --                   (46)
                                                             -----------           -----------
  Total dividends and distributions to shareholders......       (106,696)             (181,462)
                                                             -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales..................................      2,103,920             6,146,104
Reinvestment of dividends and distributions..............         99,926               182,704
Cost of shares redeemed..................................     (2,229,157)           (5,405,790)
                                                             -----------           -----------
  Net increase (decrease) in net assets from fund share
   transactions..........................................        (25,311)              923,018
                                                             -----------           -----------

    Total increase (decrease) in net assets..............        (25,317)              922,958

NET ASSETS
Beginning of period......................................      5,279,042             4,356,084
                                                             -----------           -----------
End of period (including undistributed net investment
 income of $0 and $0, respectively)......................    $ 5,253,725           $ 5,279,042
                                                             ===========           ===========

SHARES ISSUED AND REDEEMED
Issued...................................................      2,103,920             6,146,104
Issued in reinvestment of dividends and distributions....         99,926               182,704
Redeemed.................................................     (2,229,157)           (5,405,790)
                                                             -----------           -----------
  Net increase (decrease)................................        (25,311)              923,018
                                                             ===========           ===========

----------------
(1) Unaudited.

                See accompanying notes to financial statements.

         49

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio ("the Portfolio"). OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

     (A) VALUATION OF INVESTMENTS

     Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.

     (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required. Federal income tax cost basis of portfolio securities is the same as for financial reporting purposes.

     (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

     (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         50

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .40%. The Adviser has agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales/maturities of investment securities, were $24,904,984 and $25,044,398, respectively.

(4) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

       51

                            OCC ACCUMULATION TRUST
                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                               YEARS ENDED DECEMBER 31,
                                         SIX MONTHS ENDED      ------------------------      SEPTEMBER 16, 1994(1)
                                         JUNE 30, 1997(7)         1996          1995         TO DECEMBER 31, 1994
                                         ----------------      ----------    ----------      ---------------------
Net asset value, beginning of
  period...............................     $     1.00         $     1.00    $     1.00           $     1.00
                                            ----------         ----------    ----------           ----------
Income from investment
  operations:
Net investment income..................           0.02               0.04          0.05                 0.01
Net realized gain (loss) on
  investments..........................          (0.00)             (0.00)         0.00                   --
                                            ----------         ----------    ----------           ----------
  Total from investment
    operations.........................           0.02               0.04          0.05                 0.01
                                            ----------         ----------    ----------           ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from
  net investment income................          (0.02)             (0.04)        (0.05)               (0.01)
Distributions to shareholders
  from net realized gains..............             --              (0.00)           --                   --
                                            ----------         ----------    ----------           ----------
  Total dividends and
    distributions to
    shareholders.......................          (0.02)             (0.04)        (0.05)               (0.01)
                                            ----------         ----------    ----------           ----------
Net asset value, end of
  period...............................     $     1.00         $     1.00    $     1.00           $     1.00
                                            ==========         ==========    ==========           ==========

Total return (2).......................            2.3%               4.5%          5.1%                 1.2%
                                            ==========         ==========    ==========           ==========
Net assets, end of period..............     $5,253,725         $5,279,042    $4,356,084           $3,519,526
                                            ----------         ----------    ----------           ----------
Ratio of net operating expenses
  to average net assets
  (5,6)................................           0.99%(3,4)         1.01%         1.00%                1.00%(3)
                                            ----------         ----------    ----------           ----------
Ratio of net investment income
  to average net assets (6)............           4.50%(3,4)         4.43%         4.94%                4.13%(3)
                                            ----------         ----------    ----------           ----------

----------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $4,777,776.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.14% and 4.36%, annualized, respectively, for the six months ended June 30, 1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

       52

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                JUNE 30, 1997


 PRINCIPAL
  AMOUNT                                                                         VALUE
----------                                                                     ----------
             U.S. TREASURY NOTES - 49.1%
$  300,000     5.75%, 8/15/03...............................................   $  289,686
   480,000     5.875%, 1/31/99..............................................      479,025
 1,100,000     6.00%, 9/30/98...............................................    1,101,199
   650,000     6.25%, 4/30/01...............................................      648,173
   620,000     6.50%, 10/15/06..............................................      617,384
   125,000     7.25%, 5/15/04...............................................      130,293
                                                                               ----------
               Total U.S. Treasury Notes (cost - $3,250,869)................   $3,265,760
                                                                               ----------

             U.S. GOVERNMENT AGENCY NOTES - 28.8%
             Federal Farm Credit Bank,
$   25,000     5.41%, 7/2/97................................................   $   24,996
    75,000     8.65%, 10/1/99...............................................       78,633
             Federal Home Loan Bank,
   100,000     8.09%, 12/28/04..............................................      107,937
   155,000     8.60%, 8/25/99...............................................      162,265
             Federal Home Loan Mortgage Corp.,
   175,000     6.22%, 3/24/03...............................................      171,747
   300,000     7.71%, 6/21/04...............................................      303,984
   125,000     7.75%, 11/7/01...............................................      130,546
   150,000     8.115%, 1/31/05..............................................      161,788
             Federal National Mortgage Assoc.,
    60,000     5.375%, 6/10/98..............................................       59,672
   150,000     9.20%, 9/11/00...............................................      162,070
   150,000   Private Export Funding Corp., 9.10%, 10/30/98..................      155,601
             Student Loan Marketing Assoc.,
    75,000     7.00%, 3/3/98................................................       75,563
   100,000     7.20%, 11/9/00...............................................      102,328
             Tennessee Valley Authority,
   150,000     6.00%, 11/1/00...............................................      147,962
    65,000     8.375%, 10/1/99..............................................       67,783
                                                                               ----------
             Total U.S. Government Agency Notes (cost - $1,906,262).........   $1,912,875
                                                                               ----------

       53

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997


PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                            ----------
           MORTGAGE-RELATED SECURITIES - 13.6%
           Federal National Mortgage Assoc.,
$173,804     6.50%, 5/1/26.......................................................    $  166,363
 182,890     7.00%, 1/1/10.......................................................       183,403
 146,602     8.00%, 8/1/24.......................................................       150,175
 115,003     8.00%, 12/1/24......................................................       118,056
   7,502     9.00%, 8/1/02.......................................................         7,778
  17,538     9.50%, 12/1/06......................................................        18,307
  40,110     9.50%, 3/1/19.......................................................        43,180
  72,407     9.50%, 12/1/19......................................................        77,814
 133,808   Government National Mortgage Assoc., 8.50%, 3/15/25...................       139,117
                                                                                     ----------
             Total Mortgage-Related Securities (cost - $889,581).................    $  904,193
                                                                                     ----------

           CORPORATE NOTES - 6.9%
           CONGLOMERATES - 1.6%
$100,000   General Electric Capital Corp., 8.375%, 3/1/01........................    $  105,481
                                                                                     ----------
           MISCELLANEOUS FINANCIAL SERVICES - 5.3%
 125,000   Associates Corp., N.A., 5.25%, 3/30/00................................       120,928
 125,000   International Lease Finance Corp., 6.125%, 11/1/99....................       124,060
 100,000   Lehman Brothers Holdings, Inc., 8.50%, 5/1/07.........................       107,652
                                                                                     ----------
                                                                                        352,640
                                                                                     ----------
             Total Corporate Notes (cost - $451,722).............................    $  458,121
                                                                                     ----------
             Total Investments (cost - $6,498,434).......................   98.4%    $6,540,949
             Other Assets in Excess of Liabilities.......................    1.6        106,978
                                                                           -----     ----------
             Total Net Assets............................................  100.0%    $6,647,927
                                                                           =====     ==========

                See accompanying notes to financial statements.

       54

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997


ASSETS
Investments, at value (cost - $6,498,434)......................................  $6,540,949
Cash...........................................................................      27,445
Interest receivable............................................................      96,672
Receivable from fund shares sold...............................................      14,884
Other assets...................................................................       1,000
                                                                                 ----------
  Total Assets.................................................................   6,680,950
                                                                                 ----------

LIABILITIES
Dividends payable..............................................................      11,258
Payable for fund shares redeemed...............................................       2,573
Investment advisory fee payable................................................         275
Other payables and accrued expenses............................................      18,917
                                                                                 ----------
  Total Liabilities............................................................      33,023
                                                                                 ----------

  Total Net Assets.............................................................  $6,647,927
                                                                                 ==========

COMPOSITION OF NET ASSETS
Par value ($.01 per share).....................................................  $    6,436
Paid-in-capital in excess of par...............................................   6,622,946
Accumulated net realized loss on investments...................................     (23,970)
Net unrealized appreciation on investments.....................................      42,515
                                                                                 ----------

  Total Net Assets.............................................................  $6,647,927
                                                                                 ==========

Fund shares outstanding........................................................     643,563
                                                                                 ----------

Net asset value per share......................................................  $    10.33
                                                                                 ==========

                See accompanying notes to financial statements.

       55

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997


INVESTMENT INCOME
  Interest.....................................................................  $161,985
                                                                                 --------
OPERATING EXPENSES
  Investment advisory fees (note 2)............................................    14,993
  Custodian fees (note 1G).....................................................    10,174
  Transfer and dividend disbursing agent fees..................................     6,033
  Audit fees...................................................................     3,838
  Reports and notices to shareholders..........................................     1,136
  Legal fees...................................................................       900
  Miscellaneous................................................................     1,238
                                                                                 --------
     Total operating expenses..................................................    38,312

     Less: Investment advisory fees waived (note 2)............................   (13,132)

     Less: Expenses offset (note 1G)...........................................      (196)
                                                                                 --------
        Net operating expenses.................................................    24,984
                                                                                 --------
        Net investment income..................................................   137,001
                                                                                 --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized loss on investments.............................................   (16,079)

  Net change in unrealized appreciation (depreciation) on investments..........    26,949
                                                                                 --------
  Net realized loss and change in unrealized appreciation (depreciation) on
   investments.................................................................    10,870
                                                                                 --------
Net increase in net assets resulting from operations...........................  $147,871
                                                                                 ========

                See accompanying notes to financial statements.

       56

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS


                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 1997(1)    DECEMBER 31, 1996
                                                                ----------------    -----------------
OPERATIONS
Net investment income.........................................     $  137,001          $  130,053
Net realized loss on investments..............................        (16,079)             (7,891)
Net change in unrealized appreciation (depreciation) on
 investments..................................................         26,949             (26,424)
                                                                   ----------          ----------
    Net increase in net assets resulting from operations......        147,871              95,738
                                                                   ----------          ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.........................................       (137,001)           (130,053)
Net realized gains............................................             --                  --
                                                                   ----------          ----------
    Total dividends and distributions to shareholders.........       (137,001)           (130,053)
                                                                   ----------          ----------

FUND SHARE TRANSACTIONS
Net proceeds from sales.......................................      3,495,129           2,180,216
Reinvestment of dividends and distributions...................        125,744             130,663
Cost of shares redeemed.......................................       (405,814)           (297,024)
                                                                   ----------          ----------
    Net increase in net assets from fund share
     transactions.............................................      3,215,059           2,013,855
                                                                   ----------          ----------

        Total increase in net assets..........................      3,225,929           1,979,540

NET ASSETS
Beginning of period...........................................      3,421,998           1,442,458
                                                                   ----------          ----------
End of period (including undistributed net investment income
 of $0 and $0, respectively)..................................     $6,647,927          $3,421,998
                                                                   ==========          ==========

SHARES ISSUED AND REDEEMED
Issued........................................................        341,129             209,939
Issued in reinvestment of dividends and distributions.........         12,193              12,589
Redeemed......................................................        (39,494)            (28,592)
                                                                   ----------          ----------
    Net increase..............................................        313,828             193,936
                                                                   ==========          ==========

-----------------
(1) Unaudited.

                See accompanying notes to financial statements.

       57

                            OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A)  VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

(B)  FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

(C)  INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

(D)  DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

       58

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

                                 JUNE 30, 1997

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     (E)  ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios or another reasonable basis.

     (F)  USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (G)  CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%. The Adviser has agreed to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3)  PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1997 purchases and sales of investment securities, other than short-term securities, were $6,237,713 and $3,017,417, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $69,498, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $28,671 and net unrealized appreciation for Federal income tax purposes is $40,827. Federal income tax cost basis of portfolio securities is $6,500,122 at June 30, 1997.

(5)  AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG") signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

       59

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                           JANUARY 3, 1995(1)
                                                  SIX MONTHS ENDED        YEAR ENDED               TO
                                                  JUNE 30, 1997(7)    DECEMBER 31, 1996    DECEMBER 31, 1995
                                                  ----------------    -----------------    -----------------
Net asset value, beginning of period...........      $    10.38           $    10.62           $    10.00
                                                     ----------           ----------           ----------
Income from investment operations:
Net investment income..........................            0.28                 0.55                 0.60
Net realized and unrealized gain (loss)
  on investments...............................           (0.05)               (0.24)                0.68
                                                     ----------           ----------           ----------
  Total from investment operations.............            0.23                 0.31                 1.28
                                                     ----------           ----------           ----------
Dividends and distributions to shareholders:
Dividends to shareholders from net
  investment income............................           (0.28)               (0.55)               (0.60)
Distributions to shareholders from net
  realized gains...............................              --                   --                (0.06)
                                                     ----------           ----------           ----------
  Total dividends and distributions to
    shareholders...............................           (0.28)               (0.55)               (0.66)
                                                     ----------           ----------           ----------
Net asset value, end of period.................      $    10.33           $    10.38           $    10.62
                                                     ==========           ==========           ==========
Total return (2)...............................             2.2%                 3.0%                13.1%
                                                     ==========           ==========           ==========
Net assets, end of period......................      $6,647,927           $3,421,998           $1,442,458
                                                     ----------           ----------           ----------
Ratio of net operating expenses to
  average net assets (5,6).....................            1.01%(3,4)           0.96%                0.75%(3)
                                                     ----------           ----------           ----------
Ratio of net investment income to
  average net assets (6).......................            5.48%(3,4)           5.27%                5.75%(3)
                                                     ----------           ----------           ----------
Portfolio turnover rate........................              60%                  31%                  65%
                                                     ----------           ----------           ----------

----------------
(1)  Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3)  Annualized.

(4)  Average net assets for the six months ended June 30, 1997 were $5,038,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.53% and 4.96%, annualized, respectively, for the six months ended June 30, 1997, and 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

(7)  Unaudited.

       60

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                 VALUE
----------                                                            ----------
            U.S. GOVERNMENT AGENCY NOTES - 7.6%
            Federal Home Loan Bank,
$  265,000  5.40%, 7/24/97..........................................  $  264,086
 1,580,000  5.41%, 8/14/97..........................................   1,569,553
                                                                      ----------
            Total U.S. Government Agency Notes (cost - $1,833,639)..  $1,833,639
                                                                      ----------

  SHARES
            COMMON STOCKS - 91.4%
            AUSTRALIA - 1.0%
            ENERGY - .5%
    37,328  Novus Petroleum Ltd.....................................  $  128,358
                                                                      ----------
            PAPER PRODUCTS - .5%
    17,137  WMC Ltd.................................................     108,143
                                                                      ----------
            Total Australian Common Stocks..........................     236,501
                                                                      ----------
            BERMUDA - 4.1%
            INSURANCE - 4.1%
    12,800  ACE Ltd.................................................     945,600
       800  EXEL Ltd................................................      42,200
                                                                      ----------
            Total Bermuda Common Stocks.............................     987,800
                                                                      ----------
            BRAZIL - 1.9%
            BANKING - .5%
     5,000  Bompreco Supermecados Norde* GDR........................     121,500
                                                                      ----------
            PAPER PRODUCTS - .3%
     3,100  Aracruz Celulose SA ADR.................................      63,163
                                                                      ----------
            TELECOMMUNICATIONS - .8%
     3,200  Ericsson Telecomunicacoes SA............................     190,237
                                                                      ----------
            TEXTILES/APPAREL - .3%
       210  Compahnia de Tecidos Norte de Minas-Conteminas..........      81,928
                                                                      ----------
            Total Brazilian Common Stocks...........................     456,828
                                                                      ----------
            CANADA - 2.8%
            ELECTRONICS - .4%
    11,940  CAE, Inc................................................      94,676
                                                                      ----------
            ENERGY - 1.4%
     3,000  PanCanadian Petroleum Ltd...............................      63,000
     3,750  Precision Drilling Corp.*...............................     181,125
     3,600  Suncor, Inc.............................................      95,413
                                                                      ----------
                                                                         339,538
                                                                      ----------


       61

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                VALUE
                                                                      ----------
            COMMON STOCKS (CONTINUED)
            CANADA (CONTINUED)
            PRINTING/PUBLISHING - .3%
     3,250  Thomson Corp............................................  $   75,664
                                                                      ----------
            SECURITY/INVESTIGATION - .4%
     4,500  Unican Security Systems Ltd.............................      90,590
                                                                      ----------
            TRANSPORTATION - .3%
     2,875  Canadian Pacific Ltd....................................      81,298
                                                                      ----------
            Total Canadian Common Stocks............................     681,766
                                                                      ----------
            CHILE - .3%
            CONGLOMERATES - .3%
     3,300  Quinenco SA* ADR........................................      61,050
                                                                      ----------
            CZECHOSLOVAKIA - .4%
            TELECOMMUNICATIONS - .2%
       550  SPT Telekom AS*.........................................      57,679
                                                                      ----------
            MISCELLANEOUS FINANCIAL SERVICES - .2%
     2,000  CKD Praha Holding AS*...................................      54,409
                                                                      ----------
            Total Czechoslovakian Common Stocks.....................     112,088
                                                                      ----------
            FINLAND - 1.6%
            DRUGS & MEDICAL PRODUCTS - .2%
     8,200  Oy Tamro AB.............................................      56,848
                                                                      ----------
            TELECOMMUNICATIONS - 1.4%
     4,500  Oy Nokia AB.............................................     335,372
                                                                      ----------
            Total Finnish Common Stocks.............................     392,220
                                                                      ----------
            FRANCE - 4.3%
            ELECTRONICS - .9%
       500  Le Carbone Lorraine.....................................     121,667
     1,559  Schneider SA............................................      82,981
                                                                      ----------
                                                                         204,648
                                                                      ----------
            ENERGY - .9%
     2,116  Total SA................................................     213,879
                                                                      ----------
            INSURANCE - .7%
     2,800  AXA*....................................................     174,145
                                                                      ----------
            MANUFACTURING - .4%
     1,556  Michelin (CGDE).........................................      93,439
                                                                      ----------
            POWER/UTILITIES - .6%
     2,264  Compagnie Generale des Eaux.............................     145,725
                                                                      ----------

62

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

SHARES                                                  VALUE
                                                      ---------
             COMMON STOCKS (CONTINUED)
             FRANCE (CONTINUED)
             TECHNOLOGY - .8%
     2,400   SGS-Thomson Microelectronics N.V.*....   $  189,494
                                                      ----------
             Total French Common Stocks............    1,021,330
                                                      ----------
             GERMANY - 4.6%
             CHEMICALS - .8%
     1,300   SGL Carbon AG.........................      177,994
                                                      ----------
             COMPUTER SERVICES - 1.4%
     1,650   SAP AG................................      331,116
                                                      ----------
             CONSUMER PRODUCTS - .6%
     1,300   Adidas AG.............................      143,856
                                                      ----------
             DRUGS & MEDICAL PRODUCTS - .3%
     1,150   Gehe AG...............................       78,465
                                                      ----------
             INSURANCE - .6%
       175   Koelnische Rueckversicherungs AG......      149,504
                                                      ----------
             RETAIL - .9%
     2,000   Metro AG..............................      219,139
                                                      ----------
             Total German Common Stocks............    1,100,074
                                                      ----------
             HONG KONG - .6%
             BANKING - .4%
   216,000   Manhattan Credit Card Co., Ltd........       98,279
                                                      ----------
             MISCELLANEOUS FINANCIAL SERVICES - .2%
    70,000   Noble Group Ltd.*.....................       54,600
                                                      ----------
             Total Hong Kong Common Stocks.........      152,879
                                                      ----------
             HUNGARY - 1.1%
             CONGLOMERATES - .3%
     6,650   Benpres Holdings Corp.* GDR...........       49,044
     3,800   Benpres Holdings Corp.* GDR Reg. S....       26,600
                                                      ----------
                                                          75,644
                                                      ----------
             DRUGS & MEDICAL PRODUCTS - .8%
       500   Gedeon Richter Ltd., GDR..............       45,750
       500   Gedeon Richter Ltd., GDR Reg. S.......       45,688
     1,050   Gedeon Richter Ltd., GDS..............       96,600
                                                      ----------
                                                         188,038
                                                      ----------
             Total Hungarian Common Stocks.........      263,682
                                                      ----------
             INDONESIA - .2%
             WHOLESALE - .2%
    34,000   PT Tigaraksa Satria...................       41,591
                                                      ----------

63

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                        VALUE
                                               --------
              COMMON STOCKS (CONTINUED)
              ITALY - .6%
              TELECOMMUNICATIONS - .6%
   32,000     Telecom Italia S.p.A..........   $ 63,357
   49,000     Telecom Italia Mobile S.p.A.*.     87,646
                                               --------
                                                151,003
                                               --------
              JAPAN - 14.3%
              AUTOMOTIVE - 1.3%
   15,000     Calsonic Corp.................     95,271
    5,000     Honda Motor Co., Ltd..........    150,497
    5,000     Murakami Corp.................     54,528
                                               --------
                                                300,296
                                               --------
              BANKING - 1.2%
       20     Aeon Credit Service Co., Ltd..      1,300
   22,000     Daiwa Bank Ltd................    104,223
   48,000     Yasuda Trust & Banking........    183,423
                                               --------
                                                288,946
                                               --------
              BUILDING & CONSTRUCTION - .3%
    3,000     Sho-Bond Corp.................     78,259
                                               --------

              CHEMICALS - 2.1%
   25,000     Dainippon Ink & Chemicals, Inc    107,747
    9,000     Sekisui Chemical Co...........     91,084
    6,000     Shin-Etsu Chemical Co.........    159,135
   53,000     Showa Denko K.K...............    138,719
                                               --------
                                                496,685
                                               --------
              COMPUTER SERVICES - .6%
    4,000     Konami Co., Ltd...............    149,363
                                               --------

              CONGLOMERATES - .3%
    4,000     Inaba Denkisangyo Co..........     71,541
                                               --------

              CONSUMER PRODUCTS - 1.0%
    7,000     Canon, Inc....................    190,543
   10,000     Minolta Co. Ltd...............     62,642
                                               --------
                                                253,185
                                               --------
              DRUGS & MEDICAL PRODUCTS - .8%
    7,000     Takeda Chemical Industries....    196,650
                                               --------

              ELECTRICAL ENGINEERING - .0%
      100     Kinden Corp...................      1,413
                                               --------

64

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                  VALUE
                                                        ----------
              COMMON STOCKS (CONTINUED)
              JAPAN (CONTINUED)
              ELECTRONICS - 3.1%
  10,000      Fujitsu Ltd............................   $  138,719
   1,000      Kyocera Corp.*.........................       79,393
   8,000      Mitsubishi Electric Corp...............       44,739
   3,000      Omron Corp.............................       63,602
   1,000      Rohm Co................................      102,949
   8,000      Sodick Co..............................       64,980
   3,000      Sony Corp..............................      261,473
                                                        ----------
                                                           755,855
                                                        ----------
              INSURANCE - .2%
   9,000      Fuji Fire & Marine Insurance...........       39,182
                                                        ----------
              METALS & MINING - .3%
   5,000      Toho Titanium*.........................       76,339
                                                        ----------
              MISCELLANEOUS FINANCIAL SERVICES - 1.4%
      50      Credit Saison Co., Ltd.................        1,221
   2,000      Orix Corp..............................      148,142
     600      Shohkoh Fund...........................      181,644
                                                        ----------
                                                           331,007
                                                        ----------
              POWER/UTILITIES - .3%
   5,000      Kyushu Electric Power..................       85,936
                                                        ----------
              RETAIL - 1.0%
   1,200      Circle K Co. Ltd.......................       68,889
   6,000      Mycal Corp.............................       86,372
   1,000      Ryohin Keikaku Co. Ltd.................       78,869
                                                        ----------
                                                           234,130
                                                        ----------
              TOBACCO/BEVERAGES/FOOD PRODUCTS - .4%
   6,000      Mikuni Coca-Cola Bottling..............       88,990
                                                        ----------
              Total Japanese Common Stocks...........    3,447,777
                                                        ----------
              LICHTENSTEIN - .3%
              BANKING - .3%
   130        Liechtenstein Global Trust AG..........       79,692
                                                        ----------
              MEXICO - 1.2%
              BUILDING/CONSTRUCTION - .6%
   26,000     Corporacion GEO, S.A. de CV*...........      149,833
                                                        ----------
              CONGLOMERATES - .6%
   20,000     Alfa S.A. de CV*.......................      136,395
                                                        ----------
              Total Mexican Common Stocks............      286,228
                                                        ----------


65

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                 VALUE
                                                        --------
             COMMON STOCKS (CONTINUED)
             NETHERLANDS - 1.6%
             IMPORTING/EXPORTING - .3%
     1,516   Hagemeyer NV...........................    $ 78,314
                                                        --------
             MISCELLANEOUS FINANCIAL SERVICES - .8%
     3,886   ING Groep NV...........................     179,165
                                                        --------
             PRINTING/PUBLISHING - .5%
     5,800   Ver Ned Uitgevers......................     128,239
                                                        --------
             Total Netherlands Common Stocks........     385,718
                                                        --------
             NEW ZEALAND - .6%
             BUILDING & CONSTRUCTION - .4%
    28,344   Fletcher Challenge Ltd.................      84,132
                                                        --------
             FOOD SERVICES - .2%
   160,392   AFFCO Holdings Ltd.....................      55,563
                                                        --------
             Total New Zealand Common Stocks........     139,695
                                                        --------
             NORWAY - .7%
             ENERGY - .7%
     8,400   Saga Petroleum ASA.....................     159,308
                                                        --------
             POLAND - .1%
             BANKING - .1%
     2,500   Bank Handlowy W. Warszawie*............      28,830
                                                        --------
             SINGAPORE - .4%
             PRINTING/PUBLISHING - .4%
     5,000   Singapore Press Holdings Ltd...........     100,720
                                                        --------
             SOUTH KOREA - .8%
             ENERGY - .2%
     1,060   Seoul City Gas Co. Ltd.................      48,225
                                                        --------
             TELECOMMUNICATIONS - .3%
     6,000   SK Telecom Co. Ltd.* ADR...............      60,375
                                                        --------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .3%
       490   Lotte Confectionery Co.................      76,149
                                                        --------
             Total South Korean Common Stocks.......     184,749
                                                        --------
             SPAIN - 1.0%
             ENERGY - .5%
     2,900   Repsol SA..............................     122,613
                                                        --------
             MANUFACTURING - .5%
     2,600   Vidrala SA.............................     113,281
                                                        --------
             Total Spanish Common Stocks............     235,894
                                                        --------


       66

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                VALUE
                                                                      ----------
            COMMON STOCKS (CONTINUED)
            SWEDEN - 3.9%
            BANKING - .4%
     2,700  Nordbanken AB*..........................................  $   91,099
                                                                      ----------
            DRUGS & MEDICAL PRODUCTS - .6%
     8,000  ASTRA AB................................................     148,924
                                                                      ----------
            ELECTRONICS - .5%
     1,600  Electrolux AB...........................................     115,416
                                                                      ----------
            MACHINERY/ENGINEERING - 1.8%
    13,300  ABB AB..................................................     186,549
     6,900  Atlas Copco AB..........................................     180,182
     4,500  Kalmar Industries AB....................................      77,080
                                                                      ----------
                                                                         443,811
                                                                      ----------
            PAPER PRODUCTS - .6%
     5,100  AssiDoman AB............................................     145,046
                                                                      ----------
            Total Swedish Common Stocks.............................     944,296
                                                                      ----------
            SWITZERLAND - 3.7%
            BANKING - .7%
     1,350  CS Holding AG...........................................     173,373
                                                                      ----------
            BUILDING & CONSTRUCTION - .7%
       170  Holderbank Financiere Glaris AG.........................     160,568
                                                                      ----------
            DRUGS & MEDICAL PRODUCTS - 2.0%
       145  Ares-Serono Group.......................................     210,051
       170  Novartis AG*............................................     271,767
                                                                      ----------
                                                                         481,818
                                                                      ----------
            MANUFACTURING - .3%
        25  Sig Schweizerische Industrie - Gesellschaft Holding AG..      75,771
                                                                      ----------
            Total Swiss Common Stocks...............................     891,530
                                                                      ----------
            THAILAND - .3%
            WHOLESALE - .3%
    27,000  Siam Makro Public Co., Ltd..............................      74,001
                                                                      ----------
            UNITED KINGDOM - 5.6%
            COMPUTER SERVICES - .5%
    26,000  Amstrad PLC.............................................     122,966
                                                                      ----------
            DRUGS & MEDICAL PRODUCTS - 1.0%
    12,450  SmithKline Beecham PLC..................................     229,203
                                                                      ----------
            ELECTRONICS - .6%
     8,900  Siebe PLC...............................................     150,880
                                                                      ----------

       67

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                 VALUE
                                                                      ----------
            COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
            MANUFACTURING - 1.1%
    48,000  Bridon PLC..............................................  $  107,112
    40,263  LucasVarity PLC*........................................     139,464
                                                                      ----------
                                                                         245,576
                                                                      ----------
            METALS & MINING - .6%
    20,000  Antofagasta Holdings PLC................................     153,208
                                                                      ----------
            MISCELLANEOUS FINANCIAL SERVICES - .8%
    18,317  Lloyds TSB Group PLC....................................     188,210
                                                                      ----------
            RETAIL - 1.0%
    13,116  Dixon Group PLC.........................................     103,313
    24,600  Safeway, Inc............................................     142,358
                                                                      ----------
                                                                         245,671
                                                                      ----------
            Total United Kingdom Common Stocks......................   1,336,714
                                                                      ----------
            UNITED STATES - 33.4%
            AEROSPACE/DEFENSE - 4.4%
     3,000  Lockheed Martin Corp....................................     310,687
    11,000  McDonnell Douglas Corp..................................     753,500
                                                                      ----------
                                                                       1,064,187
                                                                      ----------
            BANKING - 5.7%
     4,000  Citicorp................................................     482,250
     3,300  Wells Fargo & Co........................................     889,350
                                                                      ----------
                                                                       1,371,600
                                                                      ----------
            CHEMICALS - 4.6%
    11,000  du Pont (E.I.) de Nemours & Co..........................     691,625
     4,000  Hercules, Inc...........................................     191,500
     5,000  Monsanto Co.............................................     215,313
                                                                      ----------
                                                                       1,098,438
                                                                      ----------
            CONGLOMERATES - 1.9%
    10,000  Tenneco, Inc............................................     451,875
                                                                      ----------
            CONSUMER PRODUCTS - 1.8%
    13,000  Mattel, Inc.............................................     440,375
                                                                      ----------
            DRUGS & MEDICAL PRODUCTS - 1.7%
     8,000  Becton, Dickinson & Co..................................     405,000
                                                                      ----------
            FOOD SERVICES - 2.8%
    14,000  McDonald's Corp.........................................     676,375
                                                                      ----------
            MACHINERY/ENGINEERING - 1.3%
     3,000  Caterpillar, Inc........................................     322,125
                                                                      ----------

68

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

 SHARES                                                      VALUE
--------
           COMMON STOCKS (CONTINUED)
           UNITED STATES (CONTINUED)
           MISCELLANEOUS FINANCIAL SERVICES - 3.3%
  23,000   Federal Home Loan Mortgage Corp.............   $   790,625
                                                          -----------
           PAPER PRODUCTS - .7%
   3,000   Champion International, Inc.................       165,750
                                                          -----------
           RAILROADS - 1.2%
   4,000   Union Pacific Corp..........................       282,000
                                                          -----------
           TECHNOLOGY - 1.1%
   1,000   Intel Corp..................................       141,812
   4,000   National Semiconductor Corp.*...............       122,500
                                                          -----------
                                                              264,312
                                                          -----------
           TELECOMMUNICATIONS - 2.9%
   1,300   Loral Space & Communications Ltd.*..........        19,500
  45,000   Tele-Communications, Inc. (Class A)*........       669,375
                                                          -----------
                                                              688,875
                                                          -----------

           Total United States Common Stocks...........     8,021,537
                                                          -----------

           Total Common Stocks (cost - $17,962,852)....   $21,975,501
                                                          -----------

           Total Investments (cost - $19,796,491)......         99.0%
                                                          $23,809,140
           Other Assets in Excess of Liabilities.   1.0       239,169
                                                 ------   -----------

           Total Net Assets......................100.0%   $24,048,309
                                                 ======   ===========

- ---------------
* Non-income producing security.

       See accompanying notes to financial statements.

69

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $19,796,491).....................................   $23,809,140
Cash...........................................................................       141,921
Foreign currencies (cost - $53,177)............................................        52,033
Receivable from fund shares sold...............................................        42,582
Dividends receivable...........................................................        17,395
Foreign withholding taxes reclaimable..........................................         9,131
Other assets...................................................................           889
                                                                                  -----------
  Total Assets.................................................................    24,073,091
                                                                                  -----------
LIABILITIES
Payable for fund shares redeemed...............................................         3,151
Investment advisory fees payable...............................................         1,584
Foreign withholding taxes payable..............................................         1,229
Other payables and accrued expenses............................................        18,818
                                                                                  -----------
  Total Liabilities............................................................        24,782
                                                                                  -----------
  Total Net Assets.............................................................   $24,048,309
                                                                                  ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share).....................................................   $    15,943
Paid-in-capital in excess of par...............................................    19,851,655
Accumulated undistributed net investment income................................       100,186
Accumulated undistributed net realized gain on investments.....................        88,939
Accumulated net realized loss on foreign currency transactions.................       (19,919)
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies................................     4,011,505
                                                                                  -----------

  Total Net Assets.............................................................   $24,048,309
                                                                                  ===========

Fund shares outstanding........................................................     1,594,305
                                                                                  -----------
Net asset value per share......................................................   $     15.08
                                                                                  -----------

                See accompanying notes to financial statements.

70

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $14,770)..........  $  161,489
  Interest.........................................................      63,629
                                                                     ----------
    Total investment income........................................     225,118
                                                                     ----------
OPERATING EXPENSES
  Investment advisory fees (note 2A)...............................      79,334
  Custodian fees (note 1H).........................................      29,897
  Audit fees.......................................................       5,150
  Transfer and dividend disbursing agent fees......................       4,614
  Reports and notices to shareholders..............................       1,737
  Legal fees.......................................................       1,080
  Miscellaneous....................................................       1,383
                                                                     ----------
    Total operating expenses.......................................     123,195
    Less: Investment advisory fees waived (note 2A)................      (2,537)
    Less: Expenses offset (note 1H)................................        (685)
                                                                     ----------
    Net operating expenses.........................................     119,973
                                                                     ----------
    Net investment income..........................................     105,145
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS - NET
  Net realized gain on investments.................................      92,782
  Net realized loss on foreign currency transactions...............     (19,919)
  Net change in unrealized appreciation (depreciation) on
   investments and translation of other assets and liabilities
   denominated in foreign currencies...............................   2,621,255
                                                                     ----------
  Net realized gain and change in unrealized appreciation
   (depreciation) on investments and translation of other assets
   and liabilities denominated in foreign currencies...............   2,694,118
                                                                     ----------
  Net increase in net assets resulting from operations.............  $2,799,263
                                                                     ==========

                See accompanying notes to financial statements.

       71

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                   JUNE 30, 1997(1)  DECEMBER 31, 1996
                                                                   ----------------  -----------------
OPERATIONS
Net investment income...........................................     $   105,145        $    73,364
Net realized gain on investments................................          92,782            145,915
Net realized loss on foreign currency transactions..............         (19,919)           (67,648)
Net change in unrealized appreciation (depreciation) on
  investments and translation of other assets and
  liabilities denominated in foreign currencies.................       2,621,255          1,247,855
                                                                     -----------        -----------
    Net increase in net assets resulting from operations........       2,799,263          1,399,486
                                                                     -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income...........................................          (7,066)           (60,776)
Net realized gains on investments...............................          (3,843)           (89,998)
                                                                     -----------        -----------
    Total dividends and distributions to shareholders...........         (10,909)          (150,774)
                                                                     -----------        -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales.........................................       4,606,509         16,110,547
Reinvestment of dividends and distributions.....................          10,909            150,774
Cost of shares redeemed.........................................        (329,951)        (3,428,866)
                                                                     -----------        -----------
    Net increase in net assets from fund share
      transactions...............................................      4,287,467         12,832,455
                                                                     -----------        -----------

      Total increase in net assets..............................       7,075,821         14,081,167

NET ASSETS
Beginning of period.............................................      16,972,488          2,891,321
                                                                     -----------        -----------
End of period (including undistributed net investment
  income of $100,186 and $2,107, respectively)..................     $24,048,309        $16,972,488
                                                                     ===========        ===========

SHARES ISSUED AND REDEEMED
Issued..........................................................         334,220          1,304,431
Issued in reinvestment of dividends and distributions...........             804             11,415
Redeemed........................................................         (23,321)          (282,190)
                                                                     -----------        -----------
    Net increase................................................         311,703          1,033,656
                                                                     ===========        ===========

----------------
(1)  Unaudited.

                See accompanying notes to financial statements.

       72

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

     (A)  VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

(B)  FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

(C)  INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

(D)  FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not

       73

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(D)  FOREIGN CURRENCY TRANSLATION (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) isolate that portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

(E)  DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

(F)  ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

(G)  USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.25% (net of expenses offset) of average net assets on an annual basis.

(B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $21,497, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $880.

       74

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(3)  PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $6,796,997 and $2,508,482, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,307,655, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $295,006 and net unrealized appreciation for Federal income tax purposes is $4,012,649. Federal income tax cost basis of portfolio securities is $19,796,491 at June 30, 1997.

(5)  AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

75

                            OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                       SIX MONTHS ENDED     YEAR ENDED      MARCH 1, 1995(1) TO
                                       JUNE 30, 1997(7)  DECEMBER 31, 1996   DECEMBER 31, 1995
                                       ----------------  -----------------  -------------------
Net asset value, beginning of
 period..............................    $     13.23        $     11.61          $    10.00
                                         -----------        -----------          ----------
Income from investment operations:
Net investment income................           0.07               0.04                0.05
Net realized and unrealized gain on
 investments.........................           1.79               1.70                1.83
                                         -----------        -----------          ----------
  Total from investment operations...           1.86               1.74                1.88
                                         -----------        -----------          ----------
Dividends and distributions to
 shareholders:
Dividends to shareholders from net
 investment income...................          (0.01)             (0.05)              (0.03)
Distributions to shareholders from
 net realized gains..................          (0.00)             (0.07)              (0.24)
                                         -----------        -----------          ----------
  Total dividends and distributions
   to shareholders...................          (0.01)             (0.12)              (0.27)
                                         -----------        -----------          ----------
Net asset value, end of period.......    $     15.08        $     13.23          $    11.61
                                         ===========        ===========          ==========
Total return (2).....................           14.1%              15.0%               18.9%
                                         ===========        ===========          ==========
Net assets, end of period............    $24,048,309        $16,972,488          $2,891,321
                                         -----------        -----------          ----------
Ratio of net operating expenses to
 average net assets (5,6)............           1.22%(3,4)         1.42%               1.25%(3)
                                         -----------        -----------          ----------
Ratio of net investment income to
 average net assets (6)..............           1.06%(3,4)         0.81%               1.02%(3)
                                         -----------        -----------          ----------
Portfolio turnover rate..............             14%                40%                 67%
                                         -----------        -----------          ----------
Average commission rate..............    $    0.0228        $    0.0254                  --
                                         -----------        -----------          ----------

----------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $19,997,903.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.24% and 1.03%, annualized, respectively, for the six months ended June 30, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(7) Unaudited.

Dreyfus
Variable
Investment Fund,
Managed Assets
Portfolio
Semi-Annual
Report

June 30, 1997

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Management of Dreyfus Variable Investment Fund -- Managed Assets Portfolio was transferred on January 1, 1997 to Timothy M. Ghriskey, who also manages a number of other equity funds for The Dreyfus Corporation. It is a pleasure for me to introduce Tim Ghriskey to shareholders in this Portfolio.

   Tim joined the investment staff of The Dreyfus Corporation in the summer of 1995 as a Senior Equity Portfolio Manager. Before joining Dreyfus, he spent ten years with Loomis, Sayles & Company as both an equity and a balanced portfolio manager. At his prior firm, Tim was an Associate Managing Partner and a member of the Investment Policy Committee and the Planning Committee. He began his investment career as an equity analyst following a number of industries, including beverage, tobacco, leisure, entertainment, home products, cosmetics, metals and mining.

   Tim is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. He is a Chartered Financial Analyst and a Chartered Investment Counselor.

   We have great confidence in Tim's ability to manage your Portfolio.


                         Sincerely,



                         Stephen E. Canter
                         Chief Investment Officer
                         The Dreyfus Corporation

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   This letter is our first to you, as Dreyfus assumed day-to-day portfolio management of the Dreyfus Variable Investment Fund -- Managed Assets Portfolio as of January 1, 1997.

   We are pleased to provide you with this semi-annual report for the six-month reporting period ended June 30, 1997. Over this period, your Portfolio produced a total return of 20.47%, based upon net asset value per share,* compared to a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price over the same period.** The Standard & Poor's 500 Index is weighted toward the largest publicly traded companies, and these investments have experienced significant appreciation during this period. The Portfolio did not attempt to replicate this index, believing that there was better value elsewhere.

   The Portfolio is at its heart dedicated to investment flexibility. In a positive investment environment, the Portfolio favors value-oriented equity securities with a contrarian emphasis. Contrarians do not follow the investment herd, but instead attempt to identify new investment trends which others will subsequently follow. In a negative investment environment, the Portfolio has the flexibility to raise cash, sell stocks short, invest in fixed income securities, own gold stocks, and use other investment techniques designed to protect capital, and hopefully profit, even when the overall stock market may be weak.

Value Investing

   While there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. Paying attention to the value of securities has proven in numerous industry and academic studies historically to have resulted in superior and more consistent long-term investment returns. Why? Value investors are frugal. We want to buy growing companies, but we do not want to pay much for them.

   As value investors, we believe that in the investment world inexpensive is better than expensive. By definition, securities with low valuations should have more potential for an increase in this valuation than securities with high valuations. In fact, securities priced at a valuation discount to the average market valuation historically have tended to move toward higher valuations over time and, therefore, have what we believe is a built-in advantage for long-term price appreciation. Of course, this assumes sound business fundamentals. Investors tend to have low expectations for securities with low valuations, and these low expectations tend to be more easily met than for securities with high expectations. Further, investors and analysts often extrapolate or project past growth into the future which tends to result in excessive pessimism about low valuation stocks. More often than not, we believe the opposite growth pattern occurs, relative to these expectations, with low valuation stocks growing more rapidly than expected. Finally, when a stock with a low valuation is unfortunately greeted with bad news and its price corrects, we believe that it is already relatively inexpensive and simply should not have far to fall in value.

   Investing in value stocks is somewhat counter to human nature, a decided advantage. A successful value investor does not follow the herd of other investors, does not blindly accept widely distributed recommendations from brokerage firms, and does not just buy glamorous investment stories which almost everyone else already knows. A successful value investor is more proactive than reactive, and takes advantage of other investors' overreaction to events. Among the numerous reasons that value stocks may appreciate in price are lower expectations, more thorough analysis of actual reported data instead of forecasts, typically higher dividends, often more stock repurchases by the companies, and the potential for takeovers and asset restructuring. Because of its focus on securities with low valuations, value investing should, we believe, result in steady investment gains and not wildly volatile swings in investment performance. In this sense, we believe it is designed to be a lower risk, more conservative style of equity investing.

Investment Process

   Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. We only want to own securities which our fine team of analysts know and follow closely through regular management interviews and company visits.

   Using the work of our analysts as a starting point, we screen the universe of stocks by computer according to two principal methods. First, we screen for high projected earnings yield (the inverse of the price-earnings ratio) on earnings for the next 12 months. We look for securities with an earnings yield which is competitive with risk-free investments, such as U.S. Treasuries. Otherwise, we would rather own the risk-free security. Second, we apply our proprietary screen of 21 fundamental factors which have historically affected stock returns. These factors include the growth outlook over various time horizons, several relative value measures, company size, earnings revision and surprise, cash flow, financial, operating and foreign leverage, momentum measures, and a qualitative evaluation of the potential for positive change to occur at each company.

   Combining this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities which we believe is adequately diversified without overly diluting the potential impact of good investment ideas.

   Selling is also a major part of our discipline and, we believe, an often neglected part of the investment management process. We use specific criteria to determine when selling a security is in our shareholders' best interest.

Economic Review

   Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.

   Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.

   Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.

   Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.

Market Overview

   It doesn't get much better than the performance of common stocks for the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of nearly 20%, the Dow Jones Industrial Average was up almost 19%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 9.31%.

   All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.

   A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

   As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down -- that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.

Recent Developments

   During this semi-annual period, the Portfolio benefited from investments in Paxson Communications, Pennzoil, Travelers Group, Watson Pharmaceuticals, Cooper Cameron, Lone Star Industries, Stone Container, Ciba Specialty Chemicals, Owens-Illinois, Ingersoll-Rand, Xerox, Airborne Freight, Yellow, CNF Transportation, and Hong Kong Telecommunications. Results were penalized by investments in Fruit of the Loom, First Brands, Cabletron Systems, Amdahl, Aetna, and Chesapeake.

As the fiscal year ended, our primary investment themes included:
   * Depressed high growth securities
   * Asset restructuring potential
   * Neglected or misunderstood companies
   * New, unappreciated growth opportunities
   * Particularly undervalued situations

   It is an honor to have been named as Portfolio Manager of this Portfolio. All of the Dreyfus family will endeavor to serve you to the best of our abilities.

                                           Sincerely,


                                           Timothy M. Ghriskey
                                           Portfolio Manager
July 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyful Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                           June 30, 1997 (Unaudited)

Common Stocks--99.0%                                                                                   Shares      Value
--------------------------------------------------------------------------------                       ------      -----
     Consumer Non-Durables--9.7%  Cott..........................................................       30,500   $  324,063
                                  Dreyer's Grand Ice Cream......................................       10,300      406,850
                                  First Brands..................................................        9,900      227,081
                                  Fruit of The Loom, Cl. A...................................(a)       17,500      542,500
                                  Kimberly-Clark................................................        6,700      333,325
                                  NIKE, Cl. B...................................................       18,000    1,050,750
                                  Philip Morris.................................................        7,500      332,812
                                                                                                                ----------
                                                                                                                 3,217,381
                                                                                                                ----------

         Consumer Services--3.2%  Paxson Communications, Cl.A................................(a)       81,900    1,044,225
                                                                                                                ----------

     Electronic Technology--6.1%  Amdahl.....................................................(a)       23,100      202,125
                                  Cabletron Systems..........................................(a)       11,300      319,931
                                  Intel.........................................................        2,300      326,169
                                  International Business Machines...............................        3,600      324,675
                                  Read-Rite..................................................(a)       28,500      594,938
                                  Storage Technology.........................................(a)        6,000      267,000
                                                                                                                ----------
                                                                                                                 2,034,838
                                                                                                                ----------

           Energy Minerals--4.7%  Mobil.........................................................        6,400      447,200
                                  Pennzoil......................................................        6,900      529,575
                                  Phillips Petroleum............................................        6,300      275,625
                                  Tosco.........................................................       10,500      314,344
                                                                                                                ----------
                                                                                                                 1,566,744
                                                                                                                ----------

                  Finance--13.8%  Allstate......................................................        5,800      423,400
                                  Banc One......................................................       10,609      513,873
                                  Bankers Trust New York........................................        4,700      408,900
                                  Chase Manhattan...............................................        3,000      291,188
                                  Equitable.....................................................       11,700      389,025
                                  Grupo Financiero Banamex Accival, Cl.B(a).....................      479,000    1,232,543
                                  Nationwide Financial Services, Cl. A..........................        5,000      132,812
                                  Travelers.....................................................       18,500    1,166,656
                                                                                                                ----------
                                                                                                                 4,558,397
                                                                                                                ----------
           Health Services--7.7%  Aetna.........................................................        3,700      378,787
                                  Allegiance....................................................       10,100      275,225
                                  Sierra Health Services..................................... (a)      14,200      443,750
                                  Sun Healthcare Group....................................... (a)      70,000    1,456,875
                                                                                                                ----------
                                                                                                                 2,554,637
                                                                                                                ----------

         Health Technology--5.9%  Forest Laboratories........................................(a)        8,000      334,000
                                  Genzyme-General Division...................................(a)       15,800      438,450
                                  Watson Pharmaceuticals.....................................(a)       27,800    1,174,550
                                                                                                                ----------
                                                                                                                 1,947,000
                                                                                                                ----------

Dreyfus Variable Investment Fund, Managed Assets  Portfolio
---------------------------------------------------------------------------------------------
Statement of Investments (continued)
                                                                                                      June 30, 1997 (Unaudited)

Common Stocks (continued)                                                                           Shares                 Value
---------------------------------------------------------------------------------------------       ------                 -----
              Industrial Services--1.5% Cooper Cameron....................................(a)        10,400             $   486,200
                                                                                                                        -----------

              Non-Energy Minerals--5.3% Aluminum Company of America..........................         4,100                 309,038
                                        Georgia-Pacific......................................         5,000                 426,875
                                        Lone Star Industries.................................        22,500               1,019,531
                                                                                                                        -----------
                                                                                                                          1,755,444
                                                                                                                        -----------

              Process Industries--11.6% Chesapeake...........................................        30,000               1,012,500
                                        Ciba Specialty Chemicals.............................         4,500                 415,811
                                        Owens-Illinois....................................(a)        12,100                 375,100
                                        Premark International................................        12,600                 337,050
                                        Stone Container......................................        95,000               1,359,687
                                        Temple-Inland........................................         6,000                 324,000
                                                                                                                        -----------
                                                                                                                          3,824,148
                                                                                                                        -----------

          Producer Manufacturing--11.9% Borg-Warner Automotive...............................         7,000                 378,438
                                        General Signal.......................................         6,500                 283,562
                                        Grupo Carso, Cl. A1..................................        65,000                 453,393
                                        Ingersoll-Rand.......................................         7,000                 432,250
                                        MagneTek..........................................(a)        55,700                 926,013
                                        Raychem..............................................        14,100               1,048,687
                                        Xerox................................................         5,300                 418,038
                                                                                                                        -----------
                                                                                                                          3,940,381
                                                                                                                        -----------

                           Retail--2.9% Dominick's Supermarkets..............................        16,000                 426,000
                                        Pier 1 Imports.......................................        17,400                 461,100
                                        Polo Ralph Lauren, Cl.A..............................         3,000                  82,125
                                                                                                                        -----------
                                                                                                                            969,225
                                                                                                                        -----------

                   Transportation--7.7% Airborne Freight.....................................        10,000                 418,750
                                        CNF Transportation...................................        10,500                 338,625
                                        CSX..................................................        17,700                 982,350
                                        Hertz, Cl. A.........................................         5,600                 201,600
                                        Ryanair Holdings, A.D.R..............................         8,700                 235,988
                                        Yellow............................................(a)        16,000                 358,000
                                                                                                                        -----------
                                                                                                                          2,535,313
                                                                                                                        -----------

                        Utilities--7.0% Coastal..............................................         5,700                 303,169
                                        El Paso Natural Gas..................................         5,500                 302,500
                                        Hong Kong Telecommunications, A.D.R..................        17,200                 402,050
                                        NorAm Energy.........................................        27,300                 416,325
                                        Tenaga Nasional......................................       183,000                 891,904
                                                                                                                        -----------
                                                                                                                          2,315,948
                                                                                                                        -----------
                                        TOTAL COMMON STOCKS
                                           (cost $29,586,634)................................                           $32,749,881
                                                                                                                        ===========

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------

Statement of Investments (continued)

                                                                                                     June 30, 1997 (Unaudited)

                                                                                                      Principal
Short-Term Investments--2.4%                                                                           Amount         Value
---------------------------------------------------------------------------------------------------  -----------   -----------
               U.S. Treasury Bills:                     5.16%, 7/24/97........................(b)    $   355,000   $   354,003
                                                        5.24%, 8/14/97...........................         40,000        39,753
                                                        4.88%, 8/21/97...........................         82,000        81,411
                                                        4.90%, 9/4/97............................        101,000       100,074
                                                        4.88%, 9/18/97...........................        212,000       209,638
                                                                                                                   -----------
                                                        TOTAL SHORT-TERM INVESTMENTS
                                                          (cost $784,842)........................                  $   784,879
                                                                                                                   ===========
TOTAL INVESTMENTS (cost $30,371,476).............................................................         101.4%   $33,534,760
                                                                                                          ======   ===========

LIABILITIES, LESS CASH AND RECEIVABLES...........................................................          (1.4%)  $  (460,525)
                                                                                                          ======   ===========

NET ASSETS.......................................................................................         100.0%   $33,074,235
                                                                                                          ======   ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Partially held by broker as collateral for open short positions.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------


Statement of Securities Sold Short               June 30, 1997 (Unaudited)

Common Stocks                                     Shares          Value
-----------------------------------------------   ------         --------
Banc One
  (proceeds $434,942)..........................   10,100         $489,219
                                                  ======         ========


                      See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                     June 30, 1997 (Unaudited)

                                                                                          Cost            Value
                                                                                       -----------     -----------
ASSETS:                      Investments in securities--See Statement of
                               Investments.......................................      $30,371,476     $33,534,760
                             Cash..............................................                            250,967
                             Receivable from brokers for proceeds on
                               securities sold short...........................                            434,942
                             Dividends and interest receivable.................                             35,414
                             Net unrealized appreciation on forward
                               currency exchange contracts--Note 5(a)..........                              5,055
                             Prepaid expenses..................................                                185
                                                                                                       -----------
                                                                                                        34,261,323
                                                                                                       -----------

LIABILITIES:                 Due to The Dreyfus Corporation and affiliates.....                             19,478
                             Securities sold short, at value
                               (proceeds $434,942)--see statement..............                            489,219
                             Payable for shares of Beneficial Interest redeemed                            373,912
                             Payable for investment securities purchased.......                            279,414
                             Accrued expenses..................................                             25,065
                                                                                                       -----------
                                                                                                         1,187,088
                                                                                                       -----------

NET ASSETS.....................................................................                        $33,074,235
                                                                                                       ===========

REPRESENTED BY:              Paid-in capital...................................                        $31,873,420
                             Accumulated distributions in excess of investment
                               income--net.....................................                            (58,896)
                             Accumulated net realized gain (loss) on
                               investments, foreign currency transactions and
                               forward currency exchange contracts.............                         (1,854,341)
                             Accumulated net unrealized appreciation
                               (depreciation) on investments, foreign currency
                               transactions and forward currency
                               exchange contracts..............................                          3,114,052
                                                                                                       -----------

NET ASSETS.....................................................................                        $33,074,235
                                                                                                       ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                          2,590,745

NET ASSET VALUE, offering and redemption price per share.......................                             $12.77
                                                                                                            ======

                      See notes to financial statements.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------------------------
Statement of Operations                         Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME

INCOME:       Cash dividends (net of $3,043 foreign taxes
                withheld at source) ..........................    $  140,444
              Interest .......................................        57,514
                                                                  ----------
                  Total Income ...............................                  $  197,958


EXPENSES:     Investment advisory fee--Note 4(a) .............        85,241
              Auditing fees ..................................        18,782
              Legal fees .....................................        18,515
              Prospectus and shareholders' reports ...........        10,510
              Dividends on securities sold short .............         7,676
              Custodian fees .................................         4,846
              Registration fees ..............................         2,178
              Trustees' fees and expenses--Note 4(b) .........           423
              Shareholder servicing costs ....................           255
              Miscellaneous ..................................           431
                                                                  ----------
                  Total Expenses .............................                     148,857
                                                                                ----------
INVESTMENT INCOME--NET .......................................                      49,101
                                                                                ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
              Net realized gain (loss) on investments and
                foreign currency transactions ................    $1,634,265
              Net realized gain (loss) on forward currency
                exchange contracts Short transactions ........        (3,208)
                                                                  ----------
                  Net Realized Gain (Loss) ...................                   1,631,057
              Net unrealized appreciation (depreciation) on
                investments, foreign currency transactions
                and forward currency exchange contracts ......                   3,106,918
                                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......                   4,737,975
                                                                                ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........                  $4,787,076
                                                                                ==========

           See notes to financial statements.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                     Six Months Ended
                                                                                      June 30, 1997        Year Ended
                                                                                       (Unaudited)      December 31, 1996
                                                                                     ----------------   -----------------
OPERATIONS:
    Investment income--net .......................................................     $    49,101         $ 1,016,129
    Net realized gain (loss) on investments ......................................       1,631,057          (2,021,735)
    Net unrealized appreciation (depreciation) on investments ....................       3,106,918             291,402
                                                                                       -----------         -----------
        Net Increase (Decrease) in Net Assets Resulting from Operations ..........       4,787,076            (714,204)
                                                                                       -----------         -----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net ..................................................              --          (1,062,506)
    In excess of investment income--net ..........................................              --            (107,997)
    From paid-in capital .........................................................              --            (114,865)
                                                                                       -----------         -----------
        Total Dividends ..........................................................              --          (1,285,368)
                                                                                       -----------         -----------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold ................................................      10,582,130           5,860,638
    Dividends reinvested .........................................................              --           1,285,368
    Cost of shares redeemed ......................................................      (3,395,650)         (9,317,556)
                                                                                       -----------         -----------
        Increase (Decrease) in Net Assets from Beneficial Interest Transactions ..       7,186,480          (2,171,550)
                                                                                         -----------         -----------
            Total Increase (Decrease) in Net Assets ..............................      11,973,556          (4,171,122)

NET ASSETS:
    Beginning of Period ..........................................................      21,100,679          25,271,801
                                                                                       -----------         -----------
    End of Period ................................................................     $33,074,235         $21,100,679
                                                                                       ===========         ===========
(Distributions in excess of investment income--net) ..............................     $   (58,896)        $  (107,997)
                                                                                       -----------         -----------

                                                                                          Shares             Shares
                                                                                     ----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold ..................................................................         895,802             480,990
    Shares issued for dividends reinvested .......................................              --             120,516
    Shares redeemed ..............................................................        (296,076)           (769,628)
                                                                                       -----------         -----------
        Net Increase (Decrease) in Shares Outstanding ............................         599,726            (168,122)
                                                                                       ===========         ===========


                      See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                    Six Months Ended                  Year Ended December 31,
                                                     June 30, 1997      ---------------------------------------------------
PER SHARE DATA:                                       (Unaudited)        1996       1995       1994       1993       1992
                                                    ----------------    -------    -------    -------    -------    -------
    Net asset value, beginning of period .......        $ 10.60         $ 11.70    $ 12.37    $ 12.92    $ 10.14    $ 10.76
                                                        -------         -------    -------    -------    -------    -------
    Investment Operations:
    Investment income--net .....................            .03             .63        .51        .35        .20        .22
    Net realized and unrealized gain (loss)
      on investments ...........................           2.14           (1.05)      (.54)      (.56)      2.71       (.11)
                                                        -------         -------    -------    -------    -------    -------
    Total from Investment Operations ...........           2.17            (.42)      (.03)      (.21)      2.91        .11
                                                        -------         -------    -------    -------    -------    -------
    Distributions:
    Dividends from investment income--net ......             --            (.56)      (.64)      (.32)      (.13)      (.31)
    Dividends in excess of investment
      income--net ..............................             --            (.06)        --       (.02)        --         --
    Dividends from net realized gain
      on investments ...........................             --              --         --         --         --       (.42)
    Paid-in capital ............................             --            (.06)        --         --         --         --
                                                        -------         -------    -------    -------    -------    -------
    Total Distributions ........................             --            (.68)      (.64)      (.34)      (.13)      (.73)
                                                        -------         -------    -------    -------    -------    -------
    Net asset value, end of period .............        $ 12.77         $ 10.60    $ 11.70    $ 12.37    $ 12.92    $ 10.14
                                                        =======         =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN ........................         20.47%(1)       (3.62%)     (.26%)    (1.56%)    28.59%      1.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average  net assets               .60%(1)         .93%       .94%       .25%       .27%       .97%
    Ratio of net investment income to average
      net assets ...............................           .20%(1)        4.12%      3.56%      3.54%      1.87%      1.88%
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus
      Corporation and Comstock Partners, Inc.                --             --         --        .88%      2.25%      1.70%
    Portfolio Turnover Rate ....................         94.68%(1)      124.19%     53.88%     25.96%     99.08%    118.78%
    Average commission rate paid(2) ............        $ .0472         $ .0250         --         --         --         --
    Net Assets, end of period (000's Omitted) ..        $33,074         $21,101    $25,272    $30,510    $ 7,957    $ 1,865

----------------
(1)  Not annualized.
(2) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                      See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

  Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Managed Assets Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

  The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

  An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

  In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

  The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


NOTE 2--Significant Accounting Policies:

  (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

  (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


  (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Series has an unused capital loss carryover of approximately $2,511,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. The carryover does not include net realized securities losses from November 1, 1996 through December 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002, $1,407,400 expires in fiscal 2003 and $734,000 expires in fiscal 2004.

NOTE 3--Bank Line of Credit:

  In accordance with an agreement with a bank, the Series may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. For the period ended June 30, 1997, the Series did not borrow under the line of credit.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

  (a) Pursuant to an amended Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

  (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

  (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts during the period ended June 30, 1997:


                                                              Purchases      Sales
                                                             -----------  -----------
Long transactions..........................................  $46,907,459  $20,194,438
Short sale transactions....................................           --      434,942
                                                             -----------  -----------
 Total.....................................................  $46,907,459  $20,629,380
                                                             ===========  ===========

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and /or liquid securities sufficient to cover its short position. Securities sold short at June 30, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

  The following summarizes open forward currency exchange contracts at June 30, 1997:


                                         Foreign
                                        Currency                       Unrealized
Forward Currency Exchange Contracts      Amount   Proceeds   Value    Appreciation
-----------------------------------     --------  --------   -----    ------------

Sales:
-------
  Swiss Francs, expiring 9/19/97......   607,240  $425,000  $419,945    $5,055
                                                                        ======

  The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (b) At June 30, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts and securities sold short was $3,114,062, consisting of $4,015,005 gross unrealized appreciation and $900,943 gross unrealized depreciation.

  At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Managed Assets Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      118SA976

THE STRONG
DISCOVERY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1997



     [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]



                [STRONG LOGO]
                STRONG FUNDS

THE STRONG
DISCOVERY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1997



                               TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Discovery Fund II ......................................2


FINANCIAL INFORMATION
     Schedule of Investments in Securities .............................4

     Statement of Assets and Liabilities ...............................6

     Statement of Operations ...........................................7

     Statement of Changes in Net Assets ................................8

     Notes to Financial Statements .....................................9


FINANCIAL HIGHLIGHTS ..................................................11

THE STRONG DISCOVERY FUND II

OVERALL, THE RECENT MARKET ENVIRONMENT REMINDS US OF 1990 AND 1991.

The Strong Discovery Fund II seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger-cap stocks. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected in their historical financial statements--or their stock prices.

========================================
         ASSET ALLOCATION
Based on net assets as of 6-30-97
========================================
[PIE CHART]

Stocks                       94.5%
Short-Term Investments        5.5%
========================================

Discovery Fund II's portfolio measures up well under the key criteria we use when selecting stocks--good businesses, good managements and attractive valuations. In general, we are pleased with the quality and performance of the companies in the portfolio. With few exceptions, they have been meeting or exceeding their profit targets. We are also pleased with the valuation of the portfolio, especially compared with the high valuations being accorded the large companies that dominate the S&P 500 Index. As the following table illustrates, the Fund's average valuation--as measured by its price/earnings ratio--is slightly below the S&P 500's. Based on our analysis of the companies in the portfolio, we estimate the portfolio's earnings growth potential to be more than three times that of the S&P 500. By concentrating on companies with superior growth potential, we seek to produce superior investment results over time.


                              P/E RATIO              ESTIMATED
FUND                          (1998 EARNINGS)        EARNINGS GROWTH(1)
--------------------------------------------------------------------------------
Strong Discovery Fund II           17.9x                 24.3%
S&P 500 Index                      18.8x                  7.8%

In our investment process, we make forward-looking decisions. Our job is to position the portfolio for what we expect to happen, not to chase after the market sectors or stocks that have recently performed best. We continue to believe that small- and medium-size growth stocks offer the most opportunity looking forward. In hindsight, however, our decision to emphasize this group was premature. As a result, our 4.26% total return for the first half of 1997 trailed the 20.61% return of the S&P 500 and the 10.16% return of our peer group, the Lipper Capital Appreciation Funds Index.*(2)

Overall, the recent market environment reminds us of 1990 and 1991. Then, as now, investors moved toward indexation--trying to replicate the S&P 500 without regard for the merits of the individual companies or their prices. Eventually this cycle came to an end, creating an opportunity for investors willing to consider stocks outside the S&P 500's largest. We have currently positioned the Fund to benefit from what may be a similar scenario.

Thank you for your investment in the Strong Discovery Fund II. We appreciate your support, and are committed to earning it.

Sincerely,


/s/Richard S. Strong
--------------------
Richard S. Strong


/s/ Chip Paquelet
-------------------
Charles A. Paquelet
Portfolio Managers
[PHOTO OF RICHARD S. STRONG & CHARLES A. PAQUELET]

================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 5-8-92 to 6-30-97
================================================================================
[GRAPH]

        THE STRONG                        Lipper Capital
       DISCOVERY II       S & P 500        Appreciation
           FUND          Stock Index*      Funds Index*
 4-92     10,000            10,000            10,000
12-92     10,886            10,680            11,024
12-93     13,284            11,756            12,760
12-94     12,569            11,911            12,446
12-95     17,000            16,387            16,379
12-96     17,138            20,150            18,827
 6-97     17,868            24,303            20,741

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital
Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

================================================================================

=======================
   AVERAGE ANNUAL
  TOTAL RETURNS(2)
   As of 6-30-97
=======================
  1-YEAR      7.58%

  3-YEAR     14.56%

  5-YEAR     13.25%

SINCE INCEPTION 11.94%
  (on 5-8-92)
=======================

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Earnings growth has been estimated for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1997. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1997.

2 Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                 June 30, 1997 (Unaudited)
- ------------------------------------------------------------------------------

                                               SHARES OR
                                               PRINCIPAL     VALUE
                                                AMOUNT      (NOTE 2)
----------------------------------------------------------------------
COMMON STOCKS 94.5%
AEROSPACE & DEFENSE 0.8%
Hexcel Corporation (b)                            71,600   $1,235,100
UNC, Inc. (b)                                     25,000      365,625
                                                           ----------
                                                            1,600,725
BANK - MONEY CENTER 2.2%
BankAmerica Corporation                           16,700    1,078,194
Chase Manhattan Corporation                       17,121    1,661,807
Citicorp                                          16,125    1,944,070
                                                           ----------
                                                            4,684,071
COMMERCIAL SERVICE 7.3%
Accustaff, Inc. (b)                               71,051    1,683,020
American Oncology Resources, Inc. (b)             16,600      280,125
Bacou U.S.A., Inc. (b)                            46,250      751,562
Budget Group, Inc. Class A (b)                    25,200      869,400
Consolidated Graphics, Inc. (b)                   64,950    2,711,662
Getty Communications PLC Sponsored ADR (b)        77,700    1,146,075
Individual, Inc. (b)                              68,100      272,400
Iron Mountain, Inc. (b)                            7,900      237,000
Lason Holdings, Inc. (b)                           1,825       51,328
Outdoor Systems, Inc. (b)                         43,950    1,681,087
Pittston Company Brinks Group                     42,300    1,269,000
Registry, Inc. (b)                                14,300      657,800
Rollins Truck Leasing Corporation                 41,300      614,338
The Sabre Group Holdings, Inc. (b)                   100        2,713
Sitel Corporation (b)                             76,900    1,586,063
Universal Outdoor Holdings, Inc. (b)              44,675    1,558,041
                                                           ----------
                                                           15,371,614
COMPUTER - MAINFRAME 1.7%
International Business Machines Corporation       40,200    3,625,537

COMPUTER - PERIPHERAL EQUIPMENT 0.9%
MICROS Systems, Inc. (b)                          20,500      861,000
Storage Technology Corporation (b)                24,900    1,108,050
                                                           ----------
                                                            1,969,050
COMPUTER - PERSONAL & WORKSTATION 1.4%
Compaq Computer Corporation (b)                   29,000    2,878,250

COMPUTER SERVICE 2.7%
America Online, Inc. (b)                          35,900    1,996,938
Ceridian Corporation (b)                           4,000      169,000
Fiserv, Inc. (b)                                  35,850    1,599,806
National Techteam, Inc. (b)                       29,600      632,700
Sykes Enterprises, Inc. (b)                       45,425    1,181,050
                                                           ----------
                                                            5,579,494
COMPUTER SOFTWARE 3.8%
Ascend Communications, Inc. (b)                    6,100      240,187
Computer Associates International, Inc.           29,300    1,631,644
Emulex Corporation (b)                             9,800      149,450
Hummingbird Communications, Ltd. (b)              38,800      996,675
IONA Technologies PLC ADR (b)                     23,600      466,100
McAfee Associates, Inc. (b)                       32,550    2,054,719
Microsoft Corporation (b)                          8,300    1,048,912
Sterling Commerce, Inc. (b)                       43,300    1,423,488
                                                           ----------
                                                            8,011,175
CONSUMER - MISCELLANEOUS 1.1%
Equity Corporation International (b)              16,200      391,838
Service Corporation International                 42,950    1,411,981
Stewart Enterprises, Inc. Class A                 10,000      420,000
                                                           ----------
                                                            2,223,819
DIVERSIFIED OPERATIONS 0.1%
National Service Industries, Inc.                  4,600      223,962

ELECTRICAL EQUIPMENT 0.7%
Berg Electronics Corporation (b)                  30,200    1,085,313
Westinghouse Electric Corporation                 18,000      416,250
                                                           ----------
                                                            1,501,563
ELECTRONIC PARTS DISTRIBUTION 1.3%
Kent Electronics Corporation (b)                  77,000    2,824,937

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.8%
General Cable Corporation (b)                     11,250      288,281
Intel Corporation                                  6,975      989,142
Micron Technology, Inc. (b)                        6,600      263,588
Uniphase Corporation (b)                           2,600      151,450
                                                           ----------
                                                            1,692,461
FINANCE - MISCELLANEOUS 1.9%
American Express Company                          27,400    2,041,300
Checkfree Corporation (b)                         43,400      764,925
PMT Services, Inc. (b)                            72,300    1,102,575
Providian Financial Corporation (b)                2,500       80,313
                                                            ---------
                                                            3,989,113
FOOD 0.1%
Lancaster Colony Corporation                       4,400      212,850

HEALTHCARE - DRUG/DIVERSIFIED 1.4%
Halsey Drug Company, Inc. (b)                    440,400    2,036,850
Ivax Corporation (b)                              76,300      853,606
                                                            ---------
                                                            2,890,456
HEALTHCARE - MEDICAL SUPPLY 10.1%
Becton, Dickinson & Company                       14,750      746,719
Cohr, Inc. (b)                                   108,150    2,027,813
Covance, Inc. (b)                                 37,000      714,562
Dentsply International, Inc.                      75,250    3,687,250
McKesson Corporation                              51,250    3,971,875
NCS Healthcare, Inc. Class A (b)                  26,650      809,494
Omnicare, Inc.                                    13,650      428,269
Steris Corporation (b)                            77,100    2,881,612
Suburban Ostomy Supply Company, Inc. (b)         259,000    2,428,125
Sybron International Corporation (b)              91,775    3,659,528
                                                            ---------
                                                           21,355,247
HEALTHCARE - PATIENT CARE 1.3%
United Dental Care, Inc. (b)                     174,700    2,620,500

HEALTHCARE - PRODUCT 1.3%
Baxter International, Inc.                         7,650      399,713
Boston Scientific Corporation (b)                 19,700    1,210,319
Cytyc Corporation (b)                              8,300      225,137
Sabratek Corporation (b)                          35,000      980,000
                                                            ---------
                                                            2,815,169
HOUSEHOLD APPLIANCES & FURNISHINGS 0.7%
Harman International Industries, Inc.             27,450    1,156,331
Newell Companies, Inc.                             4,300      170,388
Sunbeam Corporation                                5,200      196,300
                                                            ---------
                                                            1,523,019
HOUSING RELATED 0.7%
Watsco, Inc.                                      59,900    1,497,500

INSURANCE - LIFE 0.4%
Conseco, Inc.                                     22,800      843,600

INSURANCE - MULTI-LINE 0.4%
MGIC Investment Corporation                       15,400      738,237

INSURANCE - PROPERTY & CASUALTY 0.1%
Hartford Financial Services Group, Inc.            3,250      268,937

LEISURE PRODUCT 1.8%
Action Performance Companies, Inc. (b)             5,400      130,950
Harley-Davidson, Inc.                             65,225    3,126,723
SCP Pool Corporation (b)                          23,150      489,044
                                                            ---------
                                                            3,746,717
LEISURE SERVICE 2.3%
Candlewood Hotel Company, Inc. (b)                79,000      661,625
Host Marriott Corporation (b)                     23,350      415,922
International Game Technology                    107,400    1,906,350
Promus Hotel Corporation (b)                      19,900      771,125
Regal Cinemas, Inc. (b)                           30,300      999,900
                                                            ---------
                                                            4,754,922
MACHINE TOOL 1.2%
Applied Power, Inc.                               47,500    2,452,188

                      See notes to financial statements.

------------------------------------------------------------------------------

                                                           SHARES OR
                                                           PRINCIPAL         VALUE
                                                            AMOUNT          (NOTE 2)
--------------------------------------------------------------------------------------
MACHINERY - MISCELLANEOUS 0.9%
Greenwich Air Services, Inc.                                 67,075      $  1,949,367

MACHINERY - TRANSPORTATION EQUIPMENT
  & PARTS 0.8%
Miller Industries, Inc. (b)                                 109,250         1,748,000

MEDIA - RADIO/TV 1.0%
Clear Channel Communications, Inc. (b)                       33,100         2,035,650

NATURAL GAS DISTRIBUTION 0.1%
WICOR, Inc.                                                   7,425           289,111

OFFICE AUTOMATION 5.1%
Danka Business Systems PLC Sponsored ADR                    249,225        10,187,072
Xerox Corporation                                             7,300           575,787
                                                                         ------------
                                                                           10,762,859
OIL - INTERNATIONAL INTEGRATED 0.3%
Santa Fe International Corporation (b)                       17,800           605,200

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 6.0%
Ocean Energy, Inc. (b)                                      211,375         9,776,094
Union Pacific Resources Group, Inc.                         118,000         2,935,250
                                                                         ------------
                                                                           12,711,344
OIL WELL EQUIPMENT & SERVICE 5.7%
Cooper Cameron Corporation (b)                               20,900           977,075
ENSCO International, Inc. (b)                                28,850         1,521,837
Global Marine, Inc. (b)                                      28,950           673,088
Marine Drilling Companies, Inc. (b)                          91,250         1,790,781
Nabors Industries, Inc. (b)                                  55,850         1,396,250
Noble Drilling Corporation (b)                              156,200         3,524,263
Rowan Companies, Inc. (b)                                     9,900           279,056
Schlumberger, Ltd.                                           14,950         1,868,750
                                                                         ------------
                                                                           12,031,100
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                         55,400         3,074,700
Household International, Inc.                                 7,700           904,269
                                                                         ------------
                                                                            3,978,969
POLLUTION CONTROL 0.0%
Waste Industries, Inc. (b)                                    4,800            84,600

RAILROAD 1.0%
Burlington Northern Santa Fe Corporation                     24,100         2,165,988

REAL ESTATE 0.1%
Charles E. Smith Residential Realty, Inc.                     7,450           215,119

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)                          69,987         2,432,066
ShopKo Stores, Inc.                                          26,000           663,000
                                                                         ------------
                                                                            3,095,066
RETAIL - DRUG STORE 0.5%
CVS Corporation                                                   1                51
Rite Aid Corporation                                         21,400         1,067,325
                                                                         ------------
                                                                            1,067,376
RETAIL - RESTAURANT 2.9%
Casa Ole Restaurants, Inc. (b)                               72,600           671,550
Quality Dining, Inc. (b)                                    181,500           850,781
Rainforest Cafe, Inc. (b)                                   182,800         4,638,550
                                                                         ------------
                                                                            6,160,881
RETAIL - SPECIALTY 12.2%
Borders Group, Inc. (b)                                      44,200         1,066,325
CUC International, Inc. (b)                                  84,250         2,174,703
Casey's General Stores, Inc.                                 16,600           357,419
Central Garden & Pet Company (b)                            190,000         4,750,000
Eagle Hardware & Garden, Inc. (b)                            39,100           894,413
Goody's Family Clothing, Inc. (b)                            24,850           680,269
The Hertz Corporation (b)                                    63,450         2,284,200
Just For Feet, Inc. (b)                                      68,150         1,188,366
MSC Industrial Direct Company, Inc. Class A (b)              18,900           758,362
Movie Gallery, Inc. (b)                                     408,400         2,603,550
Regis Corporation                                            20,400           481,950
Renters Choice, Inc. (b)                                     89,000         1,768,875
Staples, Inc. (b)                                            66,750         1,551,937
U.S. Office Products Company (b)                             18,700           571,519
Wilmar Industries, Inc. (b)                                 105,450         2,570,344
Zale Corporation (b)                                        100,500         1,991,156
                                                                         ------------
                                                                           25,693,388

SAVINGS & LOAN 2.2%
TCF Financial Corporation                                    92,500         4,567,187

TELECOMMUNICATION EQUIPMENT 1.2%
Aware, Inc. (b)                                              16,700           246,325
Belden, Inc.                                                 33,700         1,147,906
Communications Central, Inc. (b)                             25,950           285,450
General Instrument Corporation (b)                           15,300           382,500
Scientific-Atlanta, Inc.                                     17,800           389,375
                                                                         ------------
                                                                            2,451,556
TOBACCO 0.7%
Philip Morris Companies, Inc.                                33,400         1,482,125

TRANSPORTATION SERVICE 1.9%
Coach USA, Inc. (b)                                          93,900         2,494,219
Hub Group, Inc. Class A (b)                                  49,275         1,484,409
                                                                         ------------
                                                                            3,978,628
                                                                         ------------
TOTAL COMMON STOCKS (COST $184,765,605)                                   198,968,627

SHORT-TERM INVESTMENTS (a) 1.7%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.29%          $  378,100           378,100
Johnson Controls, Inc., 5.31%                               183,900           183,900
Eli Lilly & Company, 5.09%                                      100               100
                                                                         ------------
Total Commercial Paper                                                        562,100

REPURCHASE AGREEMENT 1.4%
Goldman, Sachs & Company (Dated 6/30/97), 5.75%
  Due 7/01/97 (Repurchase proceeds $3,000,479);
  Collateralized by $2,505,000 United  States
  Treasury Bonds, 10.75%, Due 5/15/03 (Market
  Value $3,067,066) (c)                                   3,000,000         3,000,000
                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,562,100)                                                         3,562,100
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $188,327,705) 96.2%                                               202,530,727
Other Assets and Liabilities, Net 3.8%                                      7,931,407
                                                                         ------------
NET ASSETS 100.0%                                                        $210,462,134
                                                                         ============

                                                      PERCENTAGE OF
COUNTRY DIVERSIFICATION                                NET ASSETS
-------------------------------------------------------------------
United States .......................................     90.2%
United Kingdom ......................................      5.6
Canada ..............................................      0.4
Other Assets and Liabilities, Net ...................      3.8
                                                         ------
Total                                                    100.0%
                                                         ======

LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

ASSETS:
 Investments in Securities, at Value (Cost of $188,327,705)        $202,530,727
 Receivable from Brokers for Securities Sold                          9,248,452
 Dividends and Interest Receivable                                      121,295
 Other Assets                                                             7,754
                                                                   ------------
 Total Assets                                                       211,908,228

LIABILITIES:
 Payable to Brokers for Securities Purchased                          1,376,562
 Accrued Operating Expenses and Other Liabilities                        69,532
                                                                   ------------
 Total Liabilities                                                    1,446,094
                                                                   ------------
NET ASSETS                                                         $210,462,134
                                                                   ============

NET ASSETS CONSIST OF:
 Capital (par value and paid-in surplus)                            206,535,377
 Undistributed Net Investment Loss                                     (673,875)
 Undistributed Net Realized Loss                                     (9,601,229)
 Net Unrealized Appreciation                                         14,201,861
                                                                   ------------
 Net Assets                                                        $210,462,134
                                                                   ============

Capital Shares Outstanding (Unlimited Number Authorized)             18,683,469

NET ASSET VALUE PER SHARE                                                $11.26
                                                                         ======

                      See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1997 (Unaudited)

INCOME:
 Dividends                                                           $  444,852
 Interest                                                                85,324
                                                                     ----------
 Total Income                                                           530,176

EXPENSES:
 Investment Advisory Fees                                               991,844
 Custodian Fees                                                          22,657
 Shareholder Servicing Costs                                            173,079
 Other                                                                   16,471
                                                                     ----------
 Total Expenses                                                       1,204,051
                                                                     ----------
NET INVESTMENT LOSS                                                    (673,875)

REALIZED AND UNREALIZED GAIN:
 Net Realized Gain on:
  Investments                                                         6,986,881
  Futures Contracts                                                         447
                                                                     ----------
  Net Realized Gain                                                   6,987,328
 Change in Unrealized Appreciation/Depreciation on:
  Investments                                                         2,157,318
  Foreign Currencies                                                        186
                                                                     ----------
  Net Change in Unrealized Appreciation/Depreciation                  2,157,504
                                                                     ----------
NET GAIN                                                              9,144,832
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $8,470,957
                                                                     ==========

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                       JUNE 30, 1997   DEC. 31, 1996
                                                                     ----------------  -------------
                                                                       (UNAUDITED)
OPERATIONS:
 Net Investment Loss                                                  ($    673,875)   ($    646,262)
 Net Realized Gain                                                        6,987,328        1,976,658
 Change in Unrealized Appreciation/Depreciation                           2,157,504         (455,188)
                                                                       ------------    -------------
 Increase in Net Assets Resulting from Operations                         8,470,957          875,208

DISTRIBUTIONS:
 In Excess of Net Investment Income                                              --      (20,605,467)
 From Net Realized Gains                                                         --      (27,075,722)
                                                                       ------------    -------------
 Total Distributions                                                             --      (47,681,189)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from Shares Sold                                               40,515,989       99,577,424
 Proceeds from Reinvestment of Dividends                                         --       47,654,898
 Proceeds from Shares Redeemed                                          (67,936,911)    (116,060,764)
                                                                       ------------    -------------
 Increase (Decrease) in Net Assets from Capital Share Transactions      (27,420,922)      31,171,558
                                                                       ------------    -------------
TOTAL DECREASE IN NET ASSETS                                            (18,949,965)     (15,634,423)

NET ASSETS:
 Beginning of Period                                                    229,412,099      245,046,522
                                                                       ------------    -------------
 End of Period                                                         $210,462,134    $ 229,412,099
                                                                       ============    =============

TRANSACTIONS IN SHARES OF THE FUND:
 Sold                                                                     3,809,289        8,622,762
 Issued in Reinvestment of Dividends                                             --        4,416,662
 Redeemed                                                                (6,363,267)     (10,034,779)
                                                                       ------------    -------------
 Net Increase (Decrease) in Shares of the Fund                           (2,553,978)       3,004,645
                                                                       ============    =============

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available when held by the Fund are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The Fund may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to the Fund an amount equal to all fees otherwise due to it under its investment advisory agreement for the assets invested in such money market funds.

     The amount payable to the Advisor at June 30, 1997, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months ended June 30, 1997, were $15,441, $40 and $2,044, respectively.

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended June 30, 1997 were $211,485,686 and $234,914,522, respectively.

5.   INCOME TAX INFORMATION
     At June 30, 1997, the cost of investments in securities for federal income tax purposes was $189,310,050. Net unrealized appreciation of securities was $13,220,677, consisting of gross unrealized appreciation and depreciation of $25,694,877 and $12,474,200, respectively.

     At December 31, 1996, net capital loss carryovers, expiring in varying amounts through 2004, were $15,590,678.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


                                                                              SELECTED PER-SHARE DATA (a)
                           -------------------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS
                                                  --------------------------------------------------
                                                                     Net Realized
                            Net Asset                Net            and Unrealized           Total
                              Value,              Investment            Gains                from
                            Beginning               Income            (Losses)on          Investment
                            of Period               (Loss)           Investments          Operations
June 30, 1997 (c)              $10.80             ($0.04)              $ 0.50              $ 0.46
Dec. 31, 1996                   13.44              (0.05)                0.04               (0.01)
Dec. 31, 1995                   10.07              (0.03)                3.58                3.55
Dec. 31, 1994                   11.54               0.10                (0.71)              (0.61)
Dec. 31, 1993                   10.15               0.05                 2.09                2.14
Dec. 31, 1992 (d)               10.00               0.04                 0.78                0.82

                                                        LESS DISTRIBUTIONS
                              ----------------------------------------------------------------------

                                                    In Excess            From                             Net Asset
                                  From Net            of Net             Net                                Value,
                                 Investment         Investment         Realized            Total            End of
                                   Income             Income            Gains          Distributions        Period
June 30, 1997 (c)                    --                 --                 --                 --           $11.26
Dec. 31, 1996                        --             ($1.05)            ($1.58)            ($2.63)           10.80
Dec. 31, 1995                        --              (0.18)                --              (0.18)           13.44
Dec. 31, 1994                    ($0.10)             (0.43)             (0.33)             (0.86)           10.07
Dec. 31, 1993                     (0.05)             (0.70)                --              (0.75)           11.54
Dec. 31, 1992 (d)                 (0.04)                --              (0.63)(e)          (0.67)           10.15

FINANCIAL HIGHLIGHTS (continued)

                                                    RATIOS AND SUPPLEMENTAL DATA
                         ----------------------------------------------------------------------------------
                                          Net                       Ratio of Net
                                        Assets,         Ratio of     Investment                      Average
                                         End of         Expenses       Income        Portfolio     Commission
                         Total         Period(In       to Average    to Average       Turnover        Rate
                         Return        Millions)       Net Assets    Net Assets         Rate        Paid (b)
June 30, 1997 (c)         +4.3%           $210             1.2%*         (0.7%)*        107.7%       $0.0591
Dec. 31, 1996             +0.8%            229             1.2%          (0.3%)         970.0%       0.0292
Dec. 31, 1995            +35.3%            245             1.3%          (0.3%)         542.1%
Dec. 31, 1994             -5.4%            119             1.2%           1.1%          662.5%
Dec. 31, 1993            +22.0%             72             1.3%           0.5%          976.5%
Dec. 31, 1992 (d)         +8.9%             27             1.7%*          0.5%*       1,149.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(d) Inception date is May 8, 1992. Total return and portfolio turnover rate are not annualized.
(e) Ordinary income distribution for tax purposes.

NOTES
--------------------------------------------------------------------------------

                                   DIRECTORS
                               Richard S. Strong
                                 John Dragisic
                                Willie D. Davis
                                Stanley Kritzik
                               Marvin E. Nevins
                                William F. Vogt

                                   OFFICERS
                   Richard S. Strong, Chairman of the Board
                           John Dragisic, President
                      Lawrence A. Totsky, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
             Stephen J. Shenkenberg, Vice President and Secretary
                          John A. Flanagan, Treasurer

                              INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                             Firstar Trust Company
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                                    AUDITOR
                           Coopers & Lybrand L.L.P.
             411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 o Milwaukee, Wisconsin 53201             5516G97

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III
MONEY MARKET PORTFOLIO
INVESTMENT GRADE BOND PORTFOLIO
HIGH INCOME PORTFOLIO
ASSET MANAGER PORTFOLIO
BALANCED PORTFOLIO
ASSET MANAGER: GROWTH PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH & INCOME PORTFOLIO
INDEX 500 PORTFOLIO
GROWTH OPPORTUNITIES PORTFOLIO
CONTRAFUND PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS

MONEY MARKET PORTFOLIO               4        PERFORMANCE
                                     5        FUND TALK: THE MANAGER'S OVERVIEW
                                     6        INVESTMENTS
                                     9        FINANCIAL STATEMENTS

INVESTMENT GRADE BOND PORTFOLIO     11        PERFORMANCE AND INVESTMENT SUMMARY
                                    12        FUND TALK: THE MANAGER'S OVERVIEW
                                    13        INVESTMENTS
                                    18        FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO               20        PERFORMANCE AND INVESTMENT SUMMARY
                                    21        FUND TALK: THE MANAGER'S OVERVIEW
                                    22        INVESTMENTS
                                    30        FINANCIAL STATEMENTS

ASSET MANAGER PORTFOLIO             32        PERFORMANCE AND INVESTMENT SUMMARY
                                    33        FUND TALK: THE MANAGERS' OVERVIEW
                                    35        INVESTMENTS
                                    48        FINANCIAL STATEMENTS

BALANCED PORTFOLIO                  50        PERFORMANCE AND INVESTMENT SUMMARY
                                    51        FUND TALK: THE MANAGER'S OVERVIEW
                                    52        INVESTMENTS
                                    61        FINANCIAL STATEMENTS

ASSET MANAGER: GROWTH PORTFOLIO     63        PERFORMANCE AND INVESTMENT SUMMARY
                                    64        FUND TALK: THE MANAGERS' OVERVIEW
                                    66        INVESTMENTS
                                    78        FINANCIAL STATEMENTS

EQUITY-INCOME PORTFOLIO             80        PERFORMANCE AND INVESTMENT SUMMARY
                                    81        FUND TALK: THE MANAGER'S OVERVIEW
                                    82        INVESTMENTS
                                    87        FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO           89        PERFORMANCE AND INVESTMENT SUMMARY
                                    90        FUND TALK: THE MANAGER'S OVERVIEW
                                    91        INVESTMENTS
                                    95        FINANCIAL STATEMENTS

INDEX 500 PORTFOLIO                 97        PERFORMANCE AND INVESTMENT SUMMARY
                                    98        FUND TALK: THE MANAGER'S OVERVIEW
                                    99        INVESTMENTS
                                    105       FINANCIAL STATEMENTS

GROWTH OPPORTUNITIES PORTFOLIO      107       PERFORMANCE AND INVESTMENT SUMMARY
                                    108       FUND TALK: THE MANAGER'S OVERVIEW
                                    109       INVESTMENTS
                                    113       FINANCIAL STATEMENTS

CONTRAFUND PORTFOLIO                115       PERFORMANCE AND INVESTMENT SUMMARY
                                    116       FUND TALK: THE MANAGER'S OVERVIEW
                                    117       INVESTMENTS
                                    126       FINANCIAL STATEMENTS

GROWTH PORTFOLIO                    128       PERFORMANCE AND INVESTMENT SUMMARY
                                    129       FUND TALK: THE MANAGER'S OVERVIEW
                                    130       INVESTMENTS
                                    134       FINANCIAL STATEMENTS

OVERSEAS PORTFOLIO                  136       PERFORMANCE AND INVESTMENT SUMMARY
                                    137       FUND TALK: THE MANAGER'S OVERVIEW
                                    138       INVESTMENTS

                                    143       FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       145       NOTES TO THE FINANCIAL STATEMENTS

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT

AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
JUNE 30, 1997        YEAR     YEARS    YEARS
MONEY MARKET         5.42%    4.64%     5.93%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and 10 year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.37
Row: 1, Col: 2, Value: 2.65
Row: 2, Col: 1, Value: 5.19
Row: 2, Col: 2, Value: 2.63
Row: 3, Col: 1, Value: 5.28
Row: 3, Col: 2, Value: 2.64
Row: 4, Col: 1, Value: 5.3
Row: 4, Col: 2, Value: 2.67
Row: 5, Col: 1, Value: 5.159999999999999
Row: 5, Col: 2, Value: 2.66
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
 7/2/97 4/2/97 12/30/96 10/2/96 6/26/96

MONEY MARKET 5.37% 5.19% 5.28% 5.30% 5.16%

MMDA 2.65% 2.63% 2.64% 2.67% 2.66%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.
Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

NOTE TO SHAREHOLDERS: Robert Duby became
Portfolio Manager of
Money Market Portfolio
on April 1, 1997.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS, BOB?
A. Most market observers have been surprised at the strength of the economy over the past six months. While economic growth slowed unexpectedly in the second quarter of 1997 from the rapid pace of the first quarter, the economy remains quite healthy. Earlier in 1997, the Federal Reserve Board felt that we would see this economic growth translate into inflationary pressure. Speaking before Congress in February, Fed Chairman Alan Greenspan indicated the Fed's tendency to strike pre-emptively against inflation. That is, he said the Fed might raise the rates banks charge each other for overnight loans - known as the fed funds rate - even before inflation appeared, to slow the economy down and head off potential inflation. The Fed followed through by raising the fed funds rate by 0.25% to 5.50% at its March meeting. Most market participants felt the Fed would raise rates again in May, but it did not. Economic growth tailed off and there were very few signs of inflation. That backdrop, coupled with political pressure from many who were unhappy with the Fed's pre-emptive stance, convinced the Fed to stand pat through the end of the period. At this point, it appears that the Fed has shifted its stance from one that is pre-emptive to one that is more reactive.
Q. HOW WAS THE FUND MANAGED DURING THIS PERIOD?
A. The fund was positioned more aggressively in the first quarter than in the second. As the first quarter unfolded and interest rates rose in anticipation of the Fed's March move to raise the fed funds rate, the fund employed what is known as a barbell strategy - concentrating investments on either end of the maturity spectrum - purchasing overnight to two-month securities on the one hand and one-year bank investments on the other. Both areas were offering attractive rates, with one-year securities at about a 6.20% annual rate and overnight securities offering a 5.25% rate. The fund's approach became more cautious in the second quarter as the Fed's May meeting approached and it appeared rates would rise again. As the one-year rate fell toward 5.85% and the overnight rate stood at 5.50%, there were less appealing yield opportunities on the longer end of the maturity spectrum. At the end of the period, the fund's average maturity stood at 44 days, a range that reflects a more neutral interest rate outlook.
Q. WHAT'S YOUR OUTLOOK?
A. While it softened in the second quarter, overall economic growth remains fairly strong. Consumer spending is robust and confidence is quite high. As a result, I expect some inflationary pressures to arise as we head into the fall. At that point, I would expect the Fed to raise interest rates slightly if growth proves to be stronger and if some inflationary pressure builds up. In addition, I believe that any program of rate increases by the Fed will be gradual, where the Fed raises interest rates, then waits a month or two to gauge the effect.


FUND FACTS
GOAL: income and share price stability by investing in high-quality, short-term investments
START DATE: April 1, 1982
SIZE: as of June 30, 1997, more than
$1.0 billion
MANAGER: Robert Duby, since April 1997;
joined Fidelity in 1982
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 1.0%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Chase Manhattan Bank
8/22/97 5.82% $ 7,000,000 $ 6,942,569
Royal Bank of Canada
7/7/97 5.58  4,000,000  3,996,300
TOTAL BANKERS' ACCEPTANCES   10,938,869
CERTIFICATES OF DEPOSIT - 41.2%
DOMESTIC CERTIFICATES OF DEPOSIT - 2.3%
Chase Manhattan Bank (USA)
7/28/97 5.55  5,000,000  5,000,000
CoreStates Capital Corp.
7/10/97 5.66 (a)  10,000,000  9,998,668
Morgan Guaranty Trust, NY
8/12/97 5.78  4,000,000  3,999,739
8/12/97 5.80  5,000,000  4,999,599
 23,998,006
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 0.9%
ABN-AMRO Bank
12/23/97 5.70  5,000,000  4,998,849
Bank of Montreal
7/1/97 5.55  5,000,000  5,000,000
 9,998,849
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 31.3%
Bank of Nova Scotia
4/1/98 6.20  6,000,000  5,997,422
Bank of Tokyo - Mitsubishi Ltd.
7/10/97 5.83  4,000,000  4,000,000
8/6/97 5.85  4,000,000  4,000,000
8/13/97 5.82  2,000,000  2,000,000
8/27/97 5.75  5,000,000  5,000,000
8/29/97 5.79  2,000,000  2,000,000
9/30/97 5.76  6,000,000  6,000,000
Banque Nationale de Paris
7/21/97 5.63  2,000,000  2,000,000

9/30/97 5.85  5,000,000  5,000,000
Barclays U.S. Funding Corp.
7/7/97 5.56  15,000,000  15,000,000
Bayerische Hypotheken-und Weschel
7/23/97 5.56  3,000,000  3,000,000
8/11/97 5.68  10,000,000  10,000,000
Bayerische Vereinsbank A.G.
7/14/97 5.56  5,000,000  5,000,000
Caisse Nationale de Credit Agricole
7/21/97 5.60  30,000,000  30,000,000
11/13/97 5.86  2,000,000  2,000,000
Canadian Imperial Bank of Commerce
7/21/97 5.61  5,000,000  5,000,000
Commerzbank, Germany
7/7/97 5.56  8,000,000  8,000,000
Deutsche Bank, Germany A.G.
7/9/97 5.56  20,000,000  20,000,000
Landesbank Hessen - Thuringen
9/5/97 6.20  15,000,000  15,000,259
9/11/97 6.11  14,000,000  13,999,473
National Westminster Bank, PLC
7/9/97 5.56  25,000,000  25,000,000
8/5/97 5.50  5,000,000  5,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Royal Bank of Canada
8/13/97 5.80% $ 5,000,000 $ 4,999,589
Sanwa Bank Ltd. Japan
7/10/97 5.81  4,000,000  4,000,000
7/21/97 5.82  11,000,000  11,000,000
8/1/97 5.85  3,000,000  3,000,000
8/27/97 5.75  2,000,000  2,000,000
Societe Generale, France
7/11/97 5.70  5,000,000  5,000,000
7/28/97 5.55  17,000,000  17,000,000
8/7/97 5.52  10,000,000  10,000,000
11/12/97 5.90  5,000,000  5,000,000
Sumitomo Bank, Ltd.
7/21/97 5.79  4,000,000  4,000,000
7/29/97 5.75  2,000,000  2,000,000
8/4/97 5.75  2,000,000  2,000,000
8/4/97 5.75  2,000,000  2,000,000
8/19/97 5.75  2,000,000  2,000,000
8/25/97 5.75  3,000,000  3,000,000
Swiss Bank Corp.
7/22/97 5.53  12,000,000  12,000,000
8/4/97 5.50  12,000,000  12,000,000
12/22/97 5.99  8,000,000  8,000,000
2/23/98 5.80  20,000,000  20,000,000
Westdeutsche Landesbank
7/14/97 5.56  15,000,000  15,000,000
 336,996,743
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 6.7%
ABN-AMRO Bank
7/24/97 5.45  5,000,000  5,000,055
9/22/97 5.65  1,000,000  1,000,023
Abbey National, Treasury Services
7/22/97 5.60  10,000,000  10,000,000
7/28/97 5.72  10,000,000  10,000,000
9/24/97 5.65  18,000,000  18,000,000
3/4/98 5.87  5,000,000  5,000,000
Bank of Nova Scotia
7/23/97 5.60  4,000,000  4,000,000
11/12/97 5.86  4,000,000  4,000,000
Bayerische Landesbank Girozentrale
7/7/97 5.56  4,000,000  3,999,966
12/31/97 5.75  2,000,000  2,000,090
Bayerische Vereinsbank A.G.
9/17/97 5.65  2,000,000  1,999,946
12/29/97 5.75  5,000,000  5,000,122
National Australia Bank
9/23/97 5.65  2,000,000  2,000,000
 72,000,202
TOTAL CERTIFICATES OF DEPOSIT   442,993,800
COMMERCIAL PAPER - 32.7%
Abbey National, North America
7/18/97 5.70  6,000,000  5,984,077
AC Acquisition Holding Company
7/7/97 5.60  3,000,000  2,997,220
7/11/97 5.63  4,100,000  4,093,622
8/27/97 5.62  2,000,000  1,982,393
COMMERCIAL PAPER - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
American Home Products
7/16/97 5.58% $ 5,000,000 $ 4,988,438
Asset Securitization Coop. Corp.
8/21/97 5.61  6,000,000  5,952,740
Associates Corp. of North America
7/1/97 5.69  5,000,000  5,000,000
Bear Stearns Cos., Inc.
7/9/97 5.60  3,000,000  2,996,293
7/10/97 5.61  2,000,000  1,997,215

Berliner Handels-und Frankfurter Bank
7/7/97 5.57  2,000,000  1,998,153
BHF Finance (Delaware), Inc.
7/11/97 5.62  1,000,000  998,444
BMW US Capital Corp.
7/9/97 5.60  2,188,000  2,185,297
7/7/97 5.63  1,000,000  999,067
7/15/97 5.60  3,000,000  2,993,502
8/5/97 5.64  2,600,000  2,585,844
8/12/97 5.61  2,000,000  1,987,003
8/25/97 5.62  1,100,000  1,090,639
Chrysler Financial Corporation
8/4/97 5.66  2,000,000  1,989,384
8/5/97 5.66  1,000,000  994,536
Citibank Credit Card Master Trust I (Dakota Certificate Program)
7/7/97 5.61  6,000,000  5,994,420
CIT Group Holdings, Inc.
7/1/97 6.30  10,000,000  10,000,000
Cregem North America, Inc.
7/11/97 5.72  2,300,000  2,296,397
9/18/97 5.65  2,000,000  1,975,554
9/23/97 5.66  1,000,000  986,980
9/24/97 5.66  1,000,000  986,825
Enterprise Funding Corp.
7/7/97 5.57  5,000,000  4,995,375
7/7/97 5.63  2,672,000  2,669,506
7/21/97 5.61  1,687,000  1,681,780
7/22/97 5.76  3,000,000  2,990,060
8/19/97 5.67  1,000,000  992,351
Fina Oil and Chemical Company
8/28/97 5.64  10,000,000  9,910,100
Ford Motor Credit Corp.
7/14/97 5.70  10,000,000  9,979,669
7/21/97 5.62  11,000,000  10,965,961
7/23/97 5.61  6,000,000  5,979,613
Generale Bank
7/30/97 5.53  5,000,000  4,978,331
General Electric Capital Corp.
7/7/97 5.50  10,000,000  9,991,000
7/28/97 5.52  10,000,000  9,959,725
9/17/97 5.64  10,000,000  9,879,533
9/22/97 5.80  6,000,000  5,921,980
9/23/97 5.80  15,000,000  14,802,600
General Electric Capital Services, Inc.
7/9/97 5.59  10,000,000  9,987,644
General Motors Acceptance Corp.
8/7/97 5.61  3,000,000  2,982,826
8/27/97 5.50  4,000,000  3,966,117
10/14/97 6.00  12,000,000  11,796,300
10/16/97 6.01  1,000,000  982,687
10/20/97 6.03  4,000,000  3,927,912
10/29/97 6.02  2,000,000  1,961,033

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
11/3/97 6.02% $ 4,000,000 $ 3,918,958
11/10/97 6.02  6,000,000  5,871,520
11/12/97 6.02  2,000,000  1,956,562
Goldman Sachs Group, L.P. (The)
11/12/97 5.87  15,000,000  14,681,750
GTE Corp.
7/21/97 5.63  2,000,000  1,993,778
Halifax PLC
7/21/97 5.60  5,000,000  4,984,583
IBM Credit Corp.
7/21/97 5.60  10,000,000  9,969,111
8/19/97 5.61  4,000,000  3,969,729
Matterhorn Capital Corp. (LOC Union Bank of Switzerland)
7/8/97 5.57  5,005,000  4,999,599
Merrill Lynch & Co., Inc.
7/9/97 5.61  1,000,000  998,760
7/28/97 5.54  15,000,000  14,939,363
7/28/97 5.61  5,000,000  4,979,113
8/18/97 5.79  3,000,000  2,977,200
Morgan Stanley Dean Witter Discover & Company
8/20/97 5.61  9,000,000  8,930,500
Morgan Stanley Group, Inc.
7/23/97 5.64  6,000,000  5,979,540
Nationwide Building Society
7/21/97 5.64  5,500,000  5,482,889
Norfolk Southern Corp.
7/8/97 5.80  2,000,000  1,997,756
7/14/97 5.78  2,000,000  1,995,847
7/16/97 5.80  1,000,000  997,596
PHH Corp.
7/8/97 5.68  5,000,000  4,994,526
7/14/97 5.63  1,000,000  997,981
Preferred Receivables Funding Corp.
7/16/97 5.58  5,000,000  4,988,438
7/30/97 5.60  2,000,000  1,991,026
8/19/97 5.67  3,000,000  2,977,052
REXAM PLC
7/16/97 5.58  5,000,000  4,988,438
Sears Roebuck Acceptance Corp.

7/11/97 5.63  2,000,000  1,996,894
7/15/97 5.64  2,000,000  1,995,644
8/25/97 5.62  3,000,000  2,974,471
Toronto Dominion Holdings USA, Inc.
7/21/97 5.60  3,000,000  2,990,750
12/23/97 5.75  2,000,000  1,945,653
TOTAL COMMERCIAL PAPER   351,821,173
FEDERAL AGENCIES - 7.4%
FEDERAL HOME LOAN BANK - AGENCY COUPONS -  0.5%
9/4/97 5.71 (a)  5,000,000  4,998,140
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS -  4.6%
7/1/97 5.67 (a)  15,000,000  14,997,517
9/9/97 5.71 (a)  25,000,000  24,990,406
9/13/97 5.71 (a)  10,000,000  9,995,420
 49,983,343
FEDERAL NATIONAL MORTGAGE ASSOC. - DISCOUNT NOTES -  2.3%
7/3/97 5.61  25,000,000  24,992,319
TOTAL FEDERAL AGENCIES   79,973,802
BANK NOTES - 2.1%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Comerica Bank
3/27/98 6.20% $ 5,000,000 $ 4,992,970
First Bank NA
7/16/97 5.65 (a)  5,000,000  4,995,975
Huntington National Bank
9/30/97 5.50  2,000,000  2,001,053
Key Bank of New York
7/1/97 5.66 (a)  5,000,000  4,999,713
7/1/97 5.69 (a)  1,000,000  999,913
PNC Bank, Inc.
7/11/97 5.65 (a)  5,000,000  4,998,597
TOTAL BANK NOTES   22,988,221
MASTER NOTES (A) - 3.6%
Goldman Sachs Group, L.P. (The)
8/5/97 5.82  5,000,000  5,000,000
9/16/97 5.81 (c)  10,000,000  10,000,000
J.P. Morgan Securities
7/1/97 6.38  18,000,000  18,000,000
Norwest Corp.
7/1/97 5.69  6,000,000  6,000,000
TOTAL MASTER NOTES   39,000,000
MEDIUM-TERM NOTES - 4.5%
Associates Corp. of North America
7/15/97 5.95  2,250,000  2,250,557
Capital One Funding Corp. (1994-B)
7/8/97 5.63 (a)  3,289,000  3,289,000
Capital One Funding Corp. (1995-E)
7/8/97 5.63 (a)  5,700,000  5,700,000
General Motors Acceptance Corp.
7/1/97 5.69 (a)  2,000,000  1,999,751
8/1/97 5.82 (a)  5,000,000  5,000,000
Liquid Asset Backed Securities Trust (1996-1) (b)
7/15/97 5.72 (a)  5,000,000  5,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
7/1/97 5.72 (a)  7,000,000  7,000,000
Merrill Lynch & Co., Inc.
7/7/97 5.67 (a)  2,000,000  1,999,669
7/18/97 5.69 (a)  5,000,000  4,999,867
Morgan Stanley Group, Inc.
7/1/97 5.68 (a)  5,000,000  5,000,000
Norwest Corp.
7/22/97 5.86 (a)  6,000,000  6,000,000
TOTAL MEDIUM-TERM NOTES   48,238,844
SHORT-TERM NOTES (A) - 2.8%
SMM Trust (1996-B) (b)
7/7/97 5.74  5,500,000  5,500,000
SMM Trust (1996-P) (b)
7/16/97 5.72  7,000,000  7,000,000
SMM Trust (1997-V) (b)
7/28/97 5.69  8,000,000  8,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
SMM Trust (1997-W) (b)
7/16/97 5.69% $ 7,000,000 $ 7,000,000
Transamerica Life Insurance and Annuity Co.
9/16/97 5.81  3,000,000  3,000,000
TOTAL SHORT-TERM NOTES   30,500,000
TIME DEPOSITS - 4.6%
Bank of Tokyo - Mitsubishi Ltd.
7/3/97 5.69  4,000,000  4,000,000
Canadian Imperial Bank of Commerce
7/1/97 6.25  42,000,000  42,000,000
Sumitomo Bank, Ltd.
7/9/97 5.75  3,000,000  3,000,000
TOTAL TIME DEPOSITS   49,000,000
REPURCHASE AGREEMENTS - 0.1%
 MATURITY
 AMOUNT
In a joint trading account
 (U.S. Government Obligations)
 dated 6/30/97 due 7/1/97
 At 5.99%  $ 1,381,230  1,381,000

TOTAL INVESTMENTS - 100%  $1,076,835,709
Total Cost for Income Tax Purposes - $ 1,076,835,709
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $39,500,000 or 3.7% of net assets.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Goldman Sachs
Group, L.P. (The)
5.81%, 9/16/97 6/16/97 $ 10,000,000
INCOME TAX INFORMATION
At December 31, 1996, the fund had a capital loss carryforward of approximately $29,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,381,000) -                     $1,076,835,709
See accompanying schedule

Receivable for investments sold                                                                                 188,000

Interest receivable                                                                                           7,287,661

 TOTAL ASSETS                                                                                             1,084,311,370

LIABILITIES

Payable to custodian bank                                                                   $    1,591

Payable for investments purchased                                                            2,000,410

Share transactions in process                                                                1,474,015

Accrued management fee                                                                         189,680

Other payables and                                                                             101,660
accrued expenses

 TOTAL LIABILITIES                                                                                            3,767,356

NET ASSETS                                                                                               $1,080,544,014

Net Assets consist of:

Paid in capital                                                                                          $1,080,585,466

Accumulated net realized gain                                                                                   (41,452)
(loss) on investments

NET ASSETS, for 1,080,585,466 shares outstanding                                                         $1,080,544,014

NET ASSET VALUE, offering price                                                                                   $1.00
and redemption price per
share ($1,080,544,014 (divided by) 1,080,585,466 shares)

STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INTEREST INCOME                                                                                             $   31,913,288

EXPENSES

Management fee                                                       $    1,183,256

Transfer agent fees                                                         418,988

Accounting fees and expenses                                                 68,373

Non-interested trustees' compensation                                           262

Custodian fees and expenses                                                  19,215

Audit                                                                         8,680

Legal                                                                         1,590

Miscellaneous                                                                37,731

 Total expenses before reductions                                         1,738,095

 Expense reductions                                                          (4,815)                             1,733,280

 NET INTEREST INCOME                                                                                            30,180,008

NET REALIZED GAIN (LOSS)
 ON INVESTMENTS                                                                                                    (27,802)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $    30,152,206

OTHER INFORMATION
Expense reductions

 Custodian interest credits                                                                                $         4,815

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                           SIX MONTHS ENDED   YEAR ENDED
                                                                            JUNE 30, 1997      DECEMBER 31,
                                                                            (UNAUDITED)        1996
Operations                                                                   $    30,180,008   $    49,421,275
Net interest income

 Net realized gain (loss)                                                            (27,802)           49,076

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  30,152,206        49,470,351

Distributions to shareholders from net interest income                           (30,180,008)      (49,421,275)

Share transactions at net asset value of $1.00 per share                       1,049,791,223     1,994,407,823
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                           30,180,006        49,421,275

 Cost of shares redeemed                                                      (1,125,554,506)   (1,726,597,066)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS         (45,583,277)      317,232,032

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (45,611,079)      317,281,108

NET ASSETS

 Beginning of period                                                           1,126,155,093       808,873,985

 End of period                                                               $ 1,080,544,014   $ 1,126,155,093

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                          SIX MONTHS ENDED   YEARS ENDED DECEMBER 31,
                          JUNE 30, 1997

SELECTED PER-SHARE DATA   (UNAUDITED)        1996                       1995        1994   1993   1992



Net asset value, beginning of period                     $ 1.000       $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                           .026          .052         .057        .042        .032        .038

Net interest income



Less Distributions

From net interest income                                   (.026)        (.052)       (.057)      (.042)      (.032)      (.038)

Net asset value, end of period                           $ 1.000       $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN B, C                                           2.65%         5.41%        5.87%       4.25%       3.23%       3.90%

RATIOS AND SUPPLEMENTAL DATA


Net assets, end of period (000 omitted)              $ 1,080,544    $1,126,155    $ 808,874   $ 748,606   $ 353,104   $ 301,002

Ratio of expenses to average net assets after expense        .30% A        .30%         .33%        .27%        .22%        .24%

reductions                                                                                                D

Ratio of net interest income to average net assets          5.29% A       5.28%        5.72%       4.32%       3.16%       3.85%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                              PAST 1      PAST 5      LIFE OF
JUNE 30, 1997                              YEAR        YEARS       FUND

INVESTMENT GRADE BOND                      7.74%       6.64%       8.05%

Lehman Brothers Aggregate Bond Index       8.15%       7.12%       n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the Lehman Brothers Aggregate Bond Index -a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 5, 1988.

If Fidelity had not reimbursed certain fund expenses, the life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. $10,000 OVER LIFE OF FUND

  1988/12/31            10000.00                       10000.00
  1989/01/31            10086.92                       10143.88
  1989/02/28            10109.25                       10070.36
  1989/03/31            10172.02                       10113.90
  1989/04/30            10285.31                       10325.54
  1989/05/31            10399.91                       10596.87
  1989/06/30            10600.00                       10919.52
  1989/07/31            10765.35                       11151.64
  1989/08/31            10679.56                       10986.42
  1989/09/30            10721.69                       11042.65
  1989/10/31            10887.69                       11314.55
  1989/11/30            10981.36                       11422.39
  1989/12/31            11026.21                       11452.96
  1990/01/31            11001.11                       11316.86
  1990/02/28            11063.52                       11353.48
  1990/03/31            11097.11                       11361.84
  1990/04/30            11101.82                       11257.75
  1990/05/31            11276.11                       11591.07
  1990/06/30            11364.07                       11777.05
  1990/07/31            11476.89                       11939.97
  1990/08/31            11475.79                       11780.51
  1990/09/30            11520.66                       11877.97
  1990/10/31            11521.38                       12028.78
  1990/11/30            11590.77                       12287.71
  1990/12/31            11711.43                       12479.17
  1991/01/31            11735.04                       12633.43
  1991/02/28            11853.10                       12741.27
  1991/03/31            12053.80                       12828.93
  1991/04/30            12230.89                       12967.91
  1991/05/31            12325.33                       13043.74
  1991/06/30            12348.94                       13037.11
  1991/07/31            12455.20                       13217.90
  1991/08/31            12714.93                       13503.94
  1991/09/30            12951.04                       13777.57
  1991/10/31            13092.71                       13930.97
  1991/11/30            13234.39                       14058.71
  1991/12/31            13629.42                       14476.23
  1992/01/31            13494.11                       14279.29
  1992/02/29            13567.97                       14372.13
  1992/03/31            13543.27                       14291.11
  1992/04/30            13642.04                       14394.34
  1992/05/31            13851.92                       14665.96
  1992/06/30            14012.41                       14867.80
  1992/07/31            14296.36                       15171.13
  1992/08/31            14382.78                       15324.82
  1992/09/30            14555.62                       15506.47
  1992/10/31            14370.44                       15300.89
  1992/11/30            14333.40                       15304.35
  1992/12/31            14536.36                       15547.71
  1993/01/31            14841.14                       15845.85
  1993/02/28            15093.07                       16123.24
  1993/03/31            15159.39                       16190.42
  1993/04/30            15252.23                       16303.16
  1993/05/31            15278.75                       16323.92
  1993/06/30            15570.53                       16619.76
  1993/07/31            15676.64                       16713.76
  1993/08/31            15955.15                       17006.72
  1993/09/30            16034.73                       17053.43
  1993/10/31            16114.31                       17117.15
  1993/11/30            16034.73                       16971.54
  1993/12/31            16129.93                       17063.52
  1994/01/31            16312.59                       17293.91
  1994/02/28            16045.19                       16993.45
  1994/03/31            15678.93                       16574.49
  1994/04/30            15538.06                       16442.14
  1994/05/31            15495.80                       16439.84
  1994/06/30            15453.53                       16403.51
  1994/07/31            15707.10                       16729.33
  1994/08/31            15721.19                       16750.09
  1994/09/30            15552.14                       16503.56
  1994/10/31            15566.23                       16488.86
  1994/11/30            15594.40                       16452.24
  1994/12/31            15523.97                       16565.84
  1995/01/31            15749.36                       16893.69
  1995/02/28            16053.30                       17295.35
  1995/03/31            16155.46                       17401.46
  1995/04/30            16374.37                       17644.53
  1995/05/31            17031.09                       18327.33
  1995/06/30            17162.44                       18461.69
  1995/07/31            17104.06                       18420.46
  1995/08/31            17308.38                       18642.77
  1995/09/30            17468.91                       18824.14
  1995/10/31            17702.41                       19068.94
  1995/11/30            17965.10                       19354.69

  1995/12/31     18213.20             19626.31
  1996/01/31     18329.95             19756.64
  1996/02/29     17995.20             19413.22
  1996/03/31     17857.01             19278.28
  1996/04/30     17749.53             19169.86
  1996/05/31     17718.82             19130.94
  1996/06/30     17933.78             19387.85
  1996/07/31     17979.84             19440.90
  1996/08/31     17964.49             19408.32
  1996/09/30     18256.22             19746.55
  1996/10/31     18655.43             20183.96
  1996/11/30     18962.52             20529.68
  1996/12/31     18793.62             20338.80
  1997/01/31     18839.68             20401.08
  1997/02/28     18864.60             20451.83
  1997/03/31     18668.78             20225.20
  1997/04/30     18946.20             20527.95
  1997/05/31     19093.07             20722.01
  1997/06/30     19321.53             20967.97

Let's say hypothetically that $10,000 was invested in Investment Grade Bond Portfolio on December 31, 1988, shortly after the fund started. By June 30, 1997, the value of the investment would have grown to $19,322 - a 93.22% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,968 - a 109.68% increase.
INVESTMENT SUMMARY
QUALITY DIVERSIFICATION AS OF JUNE 30, 1997

(MOODY'S RATINGS)     % OF FUND'S
                      INVESTMENTS

Aaa                      55.7

Aa                       4.4

A                        15.0

Baa                      13.7

Ba                       6.0

B                        0

Not rated                0.5

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1997, ACCOUNT FOR 0.5% OF THE FUND'S INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JUNE 30, 1997
Years   8.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                         % OF FUND'S
                         INVESTMENTS

Finance                  20.7

Utilities                5.4

Retail & Wholesale       2.8

Media & Leisure          2.3

Technology               1.9

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Kevin Grant became Portfolio Manager of Investment Grade Bond Portfolio on February 3, 1997.
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the six- and 12-month periods that ended June 30, 1997, the fund slightly underperformed the Lehman Brothers Aggregate Bond Index, a broad measure of U.S. taxable bonds, which returned 3.09% for the six-month period and 8.15% for the 12-month period.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FIRST HALF OF 1997?
A. It's been a good environment for investors, both in the stock and bond markets. We've had virtually no inflation and we've seen solid growth in the economy and in corporate earnings. Companies have paid down debt; even the airlines are paying down debt. The average corporate balance sheet is in the best shape we've seen in probably 30 years. This has been a good investing environment, particularly for corporate bonds and mortgage-backed securities.
Q. WHAT WAS YOUR STRATEGY FOR CORPORATE BONDS IN THIS MARKET?
A. We haven't seen companies take on a lot of new debt to do such things as acquisitions, which makes it a very good environment for corporate bonds. In particular, we focused on three areas of the corporate bond market. First, we used short-maturity corporate bonds - which have two-, three- and four-year maturities - to replace Treasuries. They have marginally more risk than Treasuries, but offer a yield advantage over them. Second, we invested in puttable corporate bonds, which can offer attractive yields as well as favorable price action because they can be redeemed by the fund prior to maturity in the event interest rates rise. Third, we invested in bank capital securities, which are long corporate bonds issued by banks. We were overweighted in those three areas of the corporate market during the period and that helped us.
Q. HOW HAVE MORTGAGE-BACKED SECURITIES FARED IN THIS ENVIRONMENT?
A. It's been a good environment for the mortgage market. Interest rates haven't been particularly volatile, and rates are high enough that prepayment risk was not an issue during the period. In 1993, when interest rates dropped so low, many mortgage holders refinanced into lower rate mortgages. Interest rates are now quite a bit higher. During the first half of 1997, the mortgage market was a discount market, which means there was very little prepayment risk. We would probably need a drop in interest rates of about 50 basis points for prepayment risk to become a real problem.
Q. AT THE END OF 1996, THE FUND OWNED A FAIR AMOUNT OF YANKEE BONDS. DID THE FUND CONTINUE TO INVEST IN THIS TYPE OF SECURITY DURING THE FIRST HALF OF THE YEAR?
A. Yes. We've continued to own yankee bonds, which are issued by foreign entities and denominated in U.S. dollars. They often trade more cheaply than domestic corporates and frequently carry better credit quality characteristics. The nice thing about yankee bonds is that you can get the same or better yield spread than you get in corporate bonds, but you have much less event risk. By that I mean, you don't really have the possibility of the issuer being bought by a junk-bond company, for example, so you don't have the possibility of the bonds going from a single-A rating to a double-B in a week. We've focused mainly on sovereign names, such as the Canadian provinces of Ontario and Alberta. We also owned some Korean notes. Korea carries a single-A rating, so it's a very high-grade country. The tension between North and South Korea has not really affected the bonds.
Q. VALUATIONS OF CORPORATE BONDS WERE VERY EXPENSIVE AT THE END OF LAST YEAR. DID THAT CONTINUE DURING THIS SIX-MONTH PERIOD?
A. Yes, that's still the case. This is an environment we're probably going to have to live with for a while, with optimism built into the prices of most bonds. The fund continues to hold corporate bonds. We're not going to own just Treasuries. That would not make sense, because even though corporate bonds are expensive, they still have a yield advantage over Treasuries. So, we're in a defensive posture, but we're not betting on a blow-up in corporate America. I think that would be foolhardy.
Q. WHAT'S YOUR OUTLOOK GOING INTO THE SECOND HALF OF 1997?
A. I think it's really going to be more of the same. We'll continue to focus on the three areas of the corporate bond market that I mentioned earlier. The mortgage market is very expensive right now, so we're probably going to continue to be defensive in mortgage securities. The overall market was about 30% invested in mortgage securities, and we were modestly underweighted in that sector at the end of the period. Unless conditions change, I think we'll stay underweighted in these securities.


FUND FACTS
GOAL: income and share price stability by investing in high-quality, short-term investments
START DATE: April 1, 1982
SIZE: as of June 30, 1997, more than
$1.0 billion
MANAGER: Robert Duby, since April 1997;
joined Fidelity in 1982
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

NONCONVERTIBLE BONDS - 40.4%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Praxair, Inc.,
 6.90% 11/1/06 A3 $ 1,000,000 $ 987,300
DURABLES - 1.0%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Tennessee Gas Pipeline Co.
 7%, 3/15/27 Baa3  540,000  539,671
TEXTILES & APPAREL - 0.8%
Levi Strauss & Co.
 7%, 11/1/06 (c) Baa2  2,000,000  1,978,400
TOTAL DURABLES   2,518,071
ENERGY - 0.9%
ENERGY SERVICES - 0.4%
Petroliam Nasional BHD
 yankee 6 7/8%, 7/1/03 (c) A1  1,040,000  1,036,402
OIL & GAS - 0.5%
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  340,000  335,192
Pennzoil Co.
 9 5/8%, 11/15/99 Baa3  460,000  490,089
Ras Laffan Liquid Natural Gas

Co. Ltd. yankee
 7.628%, 9/15/06 (c) A3  500,000  506,405
  1,331,686
TOTAL ENERGY   2,368,088
FINANCE - 20.7%
ASSET-BACKED SECURITIES - 3.4%
Discover Card Master Trust I
 6.90%, 2/16/00 A2  260,000  260,242
Ford Credit Grantor Trust
 5.90%, 10/15/00  Aaa  480,649  480,048
Green Tree Financial Corp.
 6.10%, 4/15/27 Aaa  862,654  861,032
KeyCorp Auto Grantor Trust
 5.80%, 7/15/00 A3  39,886  39,758
PNC Student Loan Trust I
 6.314%, 1/25/01  Aaa  3,100,000  3,100,000
Premier Auto Trust:
 4.90%, 12/15/98 Aaa  141,429  140,898
 8.05%, 4/4/00 Aaa  1,430,000  1,453,238
 6%, 5/6/00 Aaa  500,000  499,530
Railcar Trust 7 3/4%, 6/1/04 Aaa  761,410  789,963
Sears Credit Account Master
 Trust II 7%, 1/15/04 Aaa  1,000,000  1,012,500
Standard Credit Card Master
 Trust I 7.65%, 2/15/00 A2  150,000  151,359
Union Federal Savings Bank
 Grantor Trust
 8.20%, 1/10/01 Baa2  47,629  48,313
  8,836,881

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
BANKS - 8.4%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3 $ 1,000,000 $ 995,870
Banc One Corp.
 6.70%, 3/24/00 Aa3  1,450,000  1,456,757
BankBoston Capital Trust II
 7 3/4%, 12/15/26 Baa1  1,080,000  1,036,282
BanPonce Corp.:
 5 3/4%, 3/1/99 A3  370,000  364,975
 6.378%, 4/8/99 A3  430,000  427,725
BanPonce Trust I
 8.327%, 2/1/27 (c) Baa1  1,230,000  1,243,013
Capital One Bank
 6.42%, 11/12/99 Baa3  2,000,000  1,989,500
Corporacion Andina
 de Fomento yankee
 7.10%, 2/1/03 A3  1,000,000  1,004,820
Export-Import Bank of Korea
 6 3/8%, 2/15/06 A1  1,500,000  1,405,680
First Fidelity Bancorp
 8 1/2%, 4/1/98 A2  250,000  254,048
First Maryland Bancorp
 10 3/8%, 8/1/99 Baa1  500,000  536,415
Firstar Corp. 7.15%, 9/1/00 A3  640,000  643,782
Hartford National Corp.
 9.85%, 6/1/99 A3  1,150,000  1,219,943
Kansallis-Osake-Pankki
 10%, 5/1/02 A3  260,000  291,577
KeyCorp 8.40%, 4/1/99 A2  310,000  319,883
Korea Development Bank
 yankee 6 3/4%, 12/1/05 A1  2,350,000  2,276,962
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  700,000  720,895
NB Capital Trust IV
 8 1/4%, 4/15/27 A1  3,000,000  3,074,220
Signet Bank 7.80%, 9/15/06 Baa1  500,000  516,240
Sovran Financial Corp.
 9 3/4%, 6/15/99 A2  770,000  816,647
Union Planters Corp.
 6 3/4%, 11/1/05 Baa2  400,000  387,448
Union Planters National Bank
 6.81%, 8/20/01 A3  500,000  500,625
  21,483,307
CREDIT & OTHER FINANCE - 5.6%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  1,000,000  997,060
 6.16%, 12/3/99 Baa3  500,000  494,605
Associates Corp. of North
 America 6 7/8%, 2/15/00 Aa3  3,000,000  3,028,260
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  500,000  510,840
Chase Capital I
 7.67%, 12/1/26 A1  2,650,000  2,565,757
Chrysler Financial Corp.
 6 3/8%, 1/28/00 A3  1,240,000  1,236,280
Finova Capital Corp.
 6.14%, 11/2/98 Baa1  400,000  399,892
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED

First Security Capital I
 8.41%, 12/15/26 A3 $ 210,000 $ 214,087
General Electric Capital Corp.
 6.94%, 4/13/09 (b) Aaa  1,000,000  1,009,410
General Motors Acceptance Corp.:
 6.40%, 5/17/99 A3  1,000,000  1,000,680
 6.65%, 5/24/00 A3  1,650,000  1,651,568
KeyCorp Institutional Capital A
 7.826%, 12/1/26 A1  800,000  776,968
Secured Finance, Inc. gtd.
 secured 9.05%, 12/15/04 Aaa  500,000  555,295
  14,440,702
INSURANCE - 1.1%
Executive Risk Capital Trust
 8 5/8%, 2/1/27 Baa3  1,750,000  1,739,150
Nationwide Mutual Insurance Co.
 6 1/2%, 2/15/04 (c) A1  130,000  125,562
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  1,000,000  992,910
  2,857,622
SAVINGS & LOANS - 2.2%
Ahmanson (H.F.) & Co.
 9 7/8%, 11/15/99 Baa2  3,000,000  3,220,560
Great West Financial Trust II
 8.206%, 2/1/27 Baa2  2,500,000  2,493,050
  5,713,610
TOTAL FINANCE   53,332,122
HEALTH - 0.7%
MEDICAL FACILITIES MANAGEMENT - 0.7%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  1,000,000  1,003,470
 6 7/8%, 7/15/01 A2  750,000  753,900
  1,757,370
HOLDING COMPANIES - 0.7%
Norfolk Southern Corp.
 7.05%, 5/1/37 Baa1  1,700,000  1,725,398
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
POLLUTION CONTROL - 1.6%
WMX Technologies, Inc.:
 6 1/4%, 4/1/99 A3  1,200,000  1,197,300
 7.10%, 8/1/26 A3  3,000,000  3,056,910
  4,254,210
MEDIA & LEISURE - 2.3%
BROADCASTING - 2.2%
TCI Communication, Inc.:
 7 1/4%, 6/15/99 Ba1  3,680,000  3,708,115
 7 3/8%, 2/15/00 Ba1  750,000  755,700
Time Warner, Inc.
 7.95%, 2/1/00 Ba1  1,170,000  1,202,865
  5,666,680

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
RESTAURANTS - 0.1%
Darden Restaurants, Inc.
 6 3/8%, 2/1/06 Baa1 $ 310,000 $ 286,793
TOTAL MEDIA & LEISURE   5,953,473
NONDURABLES - 1.7%
FOODS - 0.5%
ConAgra, Inc.
 7 1/8%, 10/1/26 Baa1  1,270,000  1,275,639
TOBACCO - 1.2%
Philip Morris Companies, Inc.
 6.95%, 6/1/06 A2  3,000,000  3,009,990
TOTAL NONDURABLES   4,285,629
RETAIL & WHOLESALE - 2.8%
GENERAL MERCHANDISE STORES - 2.0%
Dayton Hudson Corp.
 6.40%, 2/15/03 Baa1  500,000  487,065
Federated Department Stores, Inc.
 8 1/2%, 6/15/03 Baa2  3,000,000  3,190,050
Penney (J.C.) Co., Inc.
 6.95%, 4/1/00 A2  1,000,000  1,008,420
Sears, Roebuck & Co.
 9.23% 8/6/98 A2  450,000  465,120
  5,150,655
GROCERY STORES - 0.8%
American Stores Co.
 7 1/2%, 5/1/37 Baa2  1,400,000  1,426,558
Kroger Co. 8.15%, 7/15/06 Baa3  500,000  527,180
 1,953,738
TOTAL RETAIL & WHOLESALE   7,104,393
TECHNOLOGY - 1.9%
COMPUTERS & OFFICE EQUIPMENT - 1.2%
Comdisco, Inc.
 6 3/8%, 11/30/01 Baa1  3,200,000  3,132,448
ELECTRONICS - 0.7%
Texas Instruments, Inc.
 6 7/8%, 7/15/00 A3  1,692,000  1,705,604
TOTAL TECHNOLOGY   4,838,052
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.3%
AMR Corp. 9.55%, 3/6/98 Baa3  400,000  408,564
Delta Air Lines, Inc. equipment
 trust certificate
 8.54%, 1/2/07 Baa1  416,138  442,646
  851,210
UTILITIES - 5.4%
CELLULAR - 0.9%
360 Degrees Communications Co.:
 7 1/8%, 3/1/03 Ba1  1,420,000  1,412,176
 7 1/2%, 3/1/06 Ba1  850,000  847,926
  2,260,102
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
UTILITIES - CONTINUED
ELECTRIC UTILITY - 1.1%
British Columbia Hydro &
 Power Authority yankee
 12 1/2%, 1/15/14 Aa2 $ 360,000 $ 405,558
DR Investment yankee
 7.10%, 5/15/02 (c) Baa1  1,500,000  1,510,860
Israel Electric Corp. Ltd. yankee
 7 1/4%, 12/15/06 (c) A3  1,000,000  991,970
  2,908,388
GAS - 1.2%
Florida Gas Transmission Co.
 7 3/4%, 11/1/97 (c) Baa2  220,000  221,250
Mitchell Energy & Development
 Corp. 8%, 7/15/99 Ba1  1,730,000  1,770,188
Southwest Gas Corp.
 9 3/4%, 6/15/02 Baa2  1,000,000  1,111,370
  3,102,808
TELEPHONE SERVICES - 2.2%
LCI International, Inc.
 7 1/4%, 6/15/07 Ba1  950,000  940,975
MFS Communications, Inc.
 0%, 1/15/04 (f) Ba3  2,000,000  1,861,600
WorldCom, Inc.
 7 3/4%, 4/1/07  Ba1  2,700,000  2,761,236
  5,563,811
TOTAL UTILITIES    13,835,109
TOTAL NONCONVERTIBLE BONDS
 (Cost $103,327,484)   103,810,425
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - 35.3%
U.S. TREASURY OBLIGATIONS - 23.9%
 6 5/8%, 6/30/01 Aaa  11,960,000  12,072,065
 7 7/8%, 8/15/01 Aaa  510,000  537,494
 10 3/4%, 5/15/03 Aaa  138,000  166,657
 11 7/8%, 11/15/03 Aaa  3,000,000  3,835,770
 12 3/8%, 5/15/04 Aaa  1,914,000  2,528,566
 7%, 7/15/06 Aaa  21,000,000  21,603,750
 12 3/4%, 11/15/10
  (callable) Aaa  1,747,000  2,424,242
 13 7/8%, 5/15/11 (callable) Aaa  30,000  44,367
 12%, 8/15/13 (callable) Aaa  3,772,000  5,309,694
 9%, 11/15/18 Aaa  7,679,000  9,499,153
 8 7/8%, 2/15/19 Aaa  1,400,000  1,713,250
 7 1/4%, 2/15/23 Aaa  1,680,000  1,730,400
  61,465,408
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.4%
Federal Agricultural Mortgage
 Corporation
 7.01%, 2/10/05 Aaa  10,000  10,125
Federal Home Loan Bank:
 6 3/4%, 4/5/04 Aaa  375,000  376,114
 7.31%, 6/16/04 Aaa  4,155,000  4,295,231
 7.36%, 7/1/04 Aaa  3,100,000  3,221,582

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
 7.38%, 8/5/04 Aaa $ 110,000 $ 114,193
 7.56%, 9/01/04 Aaa  310,000  324,725
 7.46%, 9/9/04 Aaa  50,000  52,102
 7.70%, 9/20/04 Aaa  40,000  42,225
 6.46%, 12/15/04 Aaa  1,745,000  1,713,922
 8.09%, 12/28/04 Aaa  10,000  10,794
 7.59%, 3/10/05 Aaa  10,000  10,513
Federal Home Loan
 Mortgage Corporation
 6.77%, 9/15/02 Aaa  150,000  150,678
 8%, 1/26/05 Aaa  520,000  556,561
 8.115%, 1/31/05 Aaa  1,140,000  1,229,593
 6.783%, 8/18/05 Aaa  1,000,000  999,220
 planned amortization class
  Series 1727 Class D,
  6 1/2%, 8/15/14 Aaa  190,000  190,475
Federal National Mortgage
 Association:
  6.72%, 8/1/05 Aaa  1,180,000  1,174,100
sequential pay Series 1996-M5
   Class A1, 7.141%,
   6/25/08 Aaa  224,488  227,408
  Series 1994-M3 Class A,
   7.71%, 4/1/06 Aaa  14,523  14,686
Financing Corp. stripped
 principal 0%, 3/26/00 -  512,000  430,249
Government Loan Trusts
 (assets of Trust guaranteed
 by U.S. Government through
 Agency for International
 Development)
 8 1/2%, 4/1/06 Aaa  1,760,000  1,898,002
Government Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through
 Defense Security Assistance
 Agency):
  Class T-3,
   9 5/8%, 5/15/02 Aaa  67,365  71,570
  Class 1-C,
   9 1/4%, 11/15/01 Aaa  1,119,342  1,188,484
  Class 2-E,
   9.40%, 5/15/02 Aaa  955,284  1,013,662
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S.
 Government through
 Export-Import Bank):
  Series 1993-C,
   5.20%, 10/15/04 Aaa  6,667  6,383
  Series 1993-D,
   5.23%, 5/15/05 Aaa  13,617  12,991
  Series 1994-A,
   7.12%, 4/15/06 Aaa  8,230  8,379
  Series 1994-C,
   6.61%, 9/15/99 Aaa  57,747  57,987
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
Guaranteed Trade Trust
 Certificates (assets of Trust
 guaranteed by U.S. Government
 through Export-Import Bank)
 Series 1994-B,
 7 1/2%, 1/26/06 Aaa $ 8,330 $ 8,605
Israel Export Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government through
 Export-Import Bank) Series
 1994-1, 6.88%, 1/26/03 Aaa  14,118  14,228
Overseas Private Investment
 Corp. U.S. Government
 guaranteed participation
 certificate Series 1994-1995,
 6.08%, 8/15/04 (callable) Aaa  140,000  136,898
Private Export Funding Corp.:
 secured 5.65%, 3/15/03 Aaa  243,000  238,169
 secured 6.86%, 4/30/04 Aaa  1,604,283  1,615,160
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development):
  6 1/8%, 8/15/99 Aaa  770,000  768,429
  7 1/8%, 8/15/99 Aaa  435,000  442,527
  7 3/4%, 11/15/99 Aaa  144,000  148,349
  0%, 11/15/01 Aaa  2,875,000  2,176,174
  6 1/4%, 8/15/02 Aaa  352,000  347,725
  6 1/8%, 3/15/03 Aaa  70,000  68,178
  6 5/8%, 2/15/04 Aaa  180,000  179,890
  6 3/4%, 8/15/04 Aaa  1,000,000  1,004,330
  7 5/8%, 8/15/04 Aaa  330,000  347,612
  5.89%, 8/15/05 Aaa  1,175,000  1,113,332
U.S. Department of Housing
 and Urban Development
 Government guaranteed
 participation certificates:
  Series 1995-A:
   8.27%, 8/1/03 Aaa  415,000  448,208
   8.24%, 8/1/04 Aaa  500,000  540,065
  Series 1996-A,
   6.98%, 8/1/05 Aaa  180,000  181,903
  29,181,736
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $89,688,627)   90,647,144
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 14.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.7%
 7%, 5/01/01 Aaa  172,509  173,501
 8 1/2%, 3/01/20 Aaa  1,570,252  1,649,487
  1,822,988

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.5%
 6.345%, 3/01/99 Aaa $ 77,838 $ 77,546
 5 1/2%, 5/01/00 to 7/01/01 Aaa  2,647,237  2,565,126

 6%, 3/01/01 to 6/01/11 Aaa  14,466,801  14,074,564
 6 1/2%, 2/01/10 to 5/01/26 Aaa  8,192,990  7,842,304
 8%, 12/01/24 to 7/01/27 Aaa  2,362,595  2,417,036
  26,976,576
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.0%
 6%, 8/15/08 to 4/15/11 Aaa  5,433,429  5,284,630
 10%, 7/15/13 to 11/15/24 Aaa  1,891,746  2,081,200
 8%, 2/15/17 Aaa  346,667  359,429
  7,725,259
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $36,012,975)   36,524,823
COMMERCIAL MORTGAGE SECURITIES - 3.3%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class A-1,
 6 7/8%, 2/25/43 (c) Aaa  3,072,923  3,084,446
CS First Boston Mortgage
 Securities Corp.:
  Series 1995-AEWI
   Class A-1,
   6.665%, 11/25/27 Aaa  79,465  79,365
  floater Series 1994-CFB1
   Class A-1,
   6.2375%, 1/25/28 (d) Aaa  77,890  77,914
Equitable Life Assurance Society
 of the United States (The):
 Series 1996-1 (c):
  Class B1,
   7.33%, 5/15/06  Aa2  500,000  508,640
  Class C1,
   7.52%, 5/15/06  A2  500,000  512,065
Meritor Mortgage Security Corp.
 Series 1987-1 Class A-3,
 9.40%, 6/1/99 Baa3  26,987  26,954
Nomura Asset Securities
 Corp. floater
 Series 1994-MD-II Class A-6,
 6.9564% 7/4/03 (d) -  179,477  180,907
Oregon Commercial Mortgage,
 Inc. Series 1995-1 Class A,
 7.15%, 6/25/23 (c)(d) Aaa  204,328  204,967
Resolution Trust Corp.:
 floater Series 1993-C2
  Class A-2,
  6.62%, 3/25/25 (d) Aaa  264,647  265,061
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
Resolution Trust Corp.: - continued
 commercial Series 1995-C1
  Class A-4B, 6.65%,
  2/25/27 Aaa $ 740,000 $ 738,844
 floater Series 1994-C1
  Class A-3,
  6.30%, 6/25/26 (d) Aaa  228,240  228,240
SC Finance Corp. floater
 7.2375%, 8/1/04 (c)(d) -  600,000  601,875
Structured Asset Securities
 Corp. sequential pay:
  Series 1993-C1 Class A-1A,
   6.60%, 10/25/24 AA+  39,274  39,139
  Series 1996 Class A-2A,
   7 3/4%, 2/25/28 Aaa  1,020,086  1,034,431
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  750,000  739,770
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $8,267,612)   8,322,618
FOREIGN GOVERNMENT OBLIGATIONS (E) - 1.8%
Alberta Province yankee
 9 1/4%, 4/1/00 Aa2  2,500,000  2,673,000
British Columbia Province
 7%, 1/1/03 Aa2  500,000  507,230
Manitoba Province
 6 3/4%, 3/1/03 A1  500,000  499,265
Ontario Province yankee
 7 3/4%, 6/4/02 Aa3  1,000,000  1,044,870
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $4,824,375)   4,724,365
SUPRANATIONAL OBLIGATIONS - 0.3%
African Development Bank
 7 3/4%, 12/15/01
 (Cost $691,799) Aa1  660,000  687,166
CASH EQUIVALENTS - 4.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97   $ 12,192,008  12,190,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $255,002,872)  $ 256,906,541
LEGEND
4. Standard & Poor's credit ratings are used in the absence of a rating by

Moody's Investors Service, Inc.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,265,625 or 5.1% of net assets.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
9. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $195,928,403 and $170,908,345, respectively, of which U.S. government and government agency obligations aggregated $120,223,036 and $137,847,077, respectively. The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 73.2% AAA, AA, A 70.2%
Baa 13.7% BBB 21.3%
Ba 6.0% BB 1.2%
B 0.0% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.5%.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $255,006,227. Net unrealized appreciation aggregated $1,900,314, of which $2,956,441 related to appreciated investment securities and $1,056,127 related to depreciated investment securities. At December 31, 1996, the fund had a capital loss carryforward of approximately $1,523,000 of which $230,000, and $1,293,000 will expire on December 31, 2003 and 2004, respectively.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                        $ 256,906,541

value (including repurchase agreements of $12,190,000)

(cost $255,002,872) - See accompanying schedule

Cash                                                                  299

Receivable for fund shares sold                                       441,929

Interest receivable                                                   3,489,812

 TOTAL ASSETS                                                         260,838,581

LIABILITIES

Payable for investments purchased                       $ 2,048,469

Accrued management fee                                    93,494

Other payables and accrued expenses                       49,401

TOTAL LIABILITIES                                                     2,191,364

NET ASSETS                                                                           $  258,647,217

Net Assets consist of:

Paid in capital                                                                      $  251,000,862

Undistributed net investment income                                                       7,603,855

Accumulated undistributed net realized gain (loss) on investments and foreign
currency transactions                                                                    (1,861,169)

Net unrealized appreciation (depreciation) on investments                                 1,903,669

NET ASSETS, for 21,842,464                                                           $  258,647,217

shares outstanding

NET ASSET VALUE, offering price                                                      $  11.84

and redemption price per share ($258,647,217 (divided by) 21,842,464 shares)

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                                   $  8,376,565
Interest

EXPENSES

Management fee                                                                       $  527,568

Transfer agent fees                                                                     95,695

Accounting fees and expenses                                                            48,849

Non-interested trustees' compensation                                                   552

Custodian fees and expenses                                                             8,018

Registration fees                                                                       25

Audit                                                                                   18,627

Legal                                                                                   326

Miscellaneous                                                                           7,852

 Total expenses before reductions                                                       707,512

 Expense reductions                                                                     (971           706,541
                                                                                     )
NET INVESTMENT INCOME                                                                                  7,670,024

REALIZED AND UNREALIZED GAIN (LOSS)                                                                    (333,170
Net realized gain (loss) on                                                                         )
investment securities

Change in net unrealized appreciation (depreciation) on investment securities                          (432,325
                                                                                                    )
NET GAIN (LOSS)                                                                                        (765,495
                                                                                                    )
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $  6,904,529

OTHER INFORMATION                                                                                   $  971
 Expense reduction
  Custodian credits

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                              SIX MONTHS           YEAR ENDED
                                                                                               ENDED                DECEMBER 31,
                                                                                               JUNE 30, 1997        1996
                                                        (UNAUDITED)

Operations

Net investment income                                                                          $  7,670,024         $ 13,175,925



 Net realized gain (loss)                                                                          (333,170)          (1,136,463)



 Change in net unrealized appreciation (depreciation)                                              (432,325)          (5,278,792)



 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  6,904,529            6,760,670



Distributions to shareholders from net investment income                                          (13,381,760)        (9,612,980)



Share transactions                                                                                61,651,406         108,335,706
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    13,381,760          9,612,980

 Cost of shares redeemed                                                                          (38,502,521)        (68,048,460)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          36,530,645          49,900,226

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         30,053,414          47,047,916

NET ASSETS

 Beginning of period                                                                              228,593,803         181,545,887

 End of period (including undistributed net investment income of $7,603,855 and $13,165,742,
respectively)                                                                                  $  258,647,217       $ 228,593,803

OTHER INFORMATION
Shares

 Sold                                                                                             5,288,011           9,066,652

 Issued in reinvestment of distributions                                                          1,151,614           807,813

 Redeemed                                                                                         (3,271,497)         (5,752,069)

 Net increase (decrease)                                                                          3,168,128           4,122,396

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                         SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                          JUNE 30, 1997     1996      1995      1994       1993 E     1992
SELECTED PER-SHARE DATA                    (UNAUDITED)
Net asset value, beginning of period         $12.240      $12.480    $11.020   $11.480    $10.970   $11.080

Income from Investment Operations               .376 D       .670       .320      .733       .641      .672
Net investment income

 Net realized and unrealized gain (loss)       (.046)       (.290)     1.530    (1.163)      .559      .058

 Total from investment operations               .330         .380      1.850     (.430)     1.200      .730

Less Distributions

 From net investment income                    (.730)      (.620)      (.390)          -       (.628)     (.680)

 In excess of net investment income                -           -           -           -       (.002)         -

 From net realized gain                            -           -           -       (.010)      (.050)     (.160)

 In excess of net realized gain                    -           -           -       (.020)      (.010)         -

 Total distributions                           (.730)      (.620)      (.390)      (.030)      (.690)     (.840)

Net asset value, end of period              $ 11.840    $ 12.240    $ 12.480    $ 11.020    $ 11.480    $10.970

TOTAL RETURN B, C                               2.81%       3.19%      17.32%     (3.76)%      10.96%      6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)     $258,647    $228,594    $181,546    $111,381    $122,376    $73,598

Ratio of expenses to average net assets          .60% A      .58%        .59%        .67%        .68%       .76%

Ratio of net investment income to average
net assets                                      6.46% A     6.49%       6.53%       6.53%       6.85%      7.11%

Portfolio turnover rate                          151% A       81%        182%        143%         70%       119%

A ANNUALIZED
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                           PAST 1   PAST 5   PAST 10
JUNE 30, 1997                           YEAR     YEARS    YEARS
HIGH INCOME                             14.47%   13.24%   11.48%

Merrill Lynch High Yield Master Index   14.30%   11.60%   11.41%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Merrill Lynch High Yield Master
Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

$10,000 OVER 10 YEARS

  1987/06/30       10000.00                     10000.00
  1987/07/31       10010.70                     10054.41
  1987/08/31       10093.62                     10155.16
  1987/09/30        9742.14                      9921.51
  1987/10/31        9276.27                      9656.42
  1987/11/30        9549.48                      9900.62
  1987/12/31        9702.32                     10032.09
  1988/01/31       10021.30                     10306.61
  1988/02/29       10321.34                     10586.28
  1988/03/31       10247.18                     10568.77
  1988/04/30       10327.05                     10599.29
  1988/05/31       10311.70                     10654.61
  1988/06/30       10527.82                     10858.33
  1988/07/31       10637.41                     10973.07
  1988/08/31       10586.60                     11009.12
  1988/09/30       10671.47                     11120.09
  1988/10/31       10787.64                     11293.35
  1988/11/30       10746.45                     11335.65
  1988/12/31       10831.84                     11383.62
  1989/01/31       11092.14                     11554.33
  1989/02/28       11146.70                     11631.98
  1989/03/31       11003.47                     11621.63
  1989/04/30       10881.61                     11655.93
  1989/05/31       11082.67                     11870.51
  1989/06/30       11400.09                     12038.69
  1989/07/31       11325.04                     12095.70
  1989/08/31       11259.35                     12155.45
  1989/09/30       10865.39                     12039.73
  1989/10/31       10399.58                     11849.29
  1989/11/30       10408.34                     11875.85
  1989/12/31       10379.81                     11865.11
  1990/01/31       10150.37                     11633.21
  1990/02/28        9994.07                     11463.80
  1990/03/31        9888.62                     11618.76
  1990/04/30        9917.92                     11677.80
  1990/05/31       10121.70                     11888.73
  1990/06/30       10281.14                     12119.06
  1990/07/31       10439.95                     12375.17
  1990/08/31       10265.30                     11901.42
  1990/09/30       10021.90                     11383.81
  1990/10/31        9778.71                     11094.12
  1990/11/30       10008.07                     11188.11
  1990/12/31       10148.02                     11349.32
  1991/01/31       10363.32                     11509.75
  1991/02/28       10937.47                     12364.04
  1991/03/31       11325.02                     12895.64
  1991/04/30       11726.92                     13354.88
  1991/05/31       11899.16                     13420.09
  1991/06/30       12157.53                     13690.06
  1991/07/31       12616.84                     14018.08
  1991/08/31       12789.09                     14312.71
  1991/09/30       13076.16                     14495.01
  1991/10/31       13521.12                     14925.74
  1991/11/30       13635.95                     15098.15
  1991/12/31       13707.72                     15273.55
  1992/01/31       14439.75                     15807.56
  1992/02/29       14964.03                     16200.15
  1992/03/31       15447.75                     16426.18
  1992/04/30       15556.98                     16545.74
  1992/05/31       15744.22                     16809.66
  1992/06/30       15915.86                     17018.51
  1992/07/31       16227.94                     17363.32
  1992/08/31       16571.22                     17593.20
  1992/09/30       16742.86                     17793.66
  1992/10/31       16493.20                     17568.92
  1992/11/30       16696.05                     17817.74
  1992/12/31       16883.30                     18047.16
  1993/01/31       17335.81                     18491.55
  1993/02/28       17631.52                     18841.57
  1993/03/31       18038.40                     19168.23
  1993/04/30       18157.08                     19305.82
  1993/05/31       18428.33                     19565.70
  1993/06/30       18903.02                     19933.29
  1993/07/31       19089.51                     20147.55
  1993/08/31       19292.95                     20339.61
  1993/09/30       19360.77                     20439.97
  1993/10/31       19818.51                     20825.00
  1993/11/30       20004.99                     20938.90
  1993/12/31       20327.11                     21148.27
  1994/01/31       21005.24                     21611.74
  1994/02/28       20980.06                     21456.32
  1994/03/31       20273.29                     20757.12
  1994/04/30       20068.69                     20514.55
  1994/05/31       20105.89                     20441.46
  1994/06/30       20031.49                     20516.70
  1994/07/31       20105.89                     20660.93
  1994/08/31       20105.89                     20804.44
  1994/09/30       20254.69                     20796.56
  1994/10/31       20068.69                     20849.41

  1994/11/30       19901.30                     20672.06
  1994/12/31       19994.30                     20902.00
  1995/01/31       20217.49                     21197.35
  1995/02/28       20911.39                     21858.73
  1995/03/31       21171.78                     22162.93
  1995/04/30       21792.71                     22681.84
  1995/05/31       22353.55                     23390.48
  1995/06/30       22413.64                     23569.13
  1995/07/31       22954.45                     23838.58
  1995/08/31       23134.72                     23983.26
  1995/09/30       23515.29                     24257.65
  1995/10/31       23735.63                     24429.61
  1995/11/30       23855.81                     24668.07
  1995/12/31       24136.23                     25064.04
  1996/01/31       24697.07                     25459.88
  1996/02/29       25104.99                     25498.22
  1996/03/31       25039.04                     25428.97
  1996/04/30       25412.75                     25440.49
  1996/05/31       25764.49                     25623.96
  1996/06/30       25896.39                     25777.88
  1996/07/31       25808.45                     25952.89
  1996/08/31       26182.17                     26220.91
  1996/09/30       26951.59                     26783.49
  1996/10/31       26863.65                     27077.02
  1996/11/30       27149.44                     27624.44
  1996/12/31       27523.15                     27837.00
  1997/01/31       27896.87                     28050.93
  1997/02/28       28402.88                     28444.43
  1997/03/31       27520.51                     28128.51
  1997/04/30       27949.77                     28448.66
  1997/05/31       29118.32                     29021.99
  1997/06/30       29642.97                     29463.84
Let's say hypothetically that $10,000 was invested in High Income Portfolio on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $29,643 - a 196.43% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,464 - a 194.64% increase.

INVESTMENT SUMMARY

TOP FIVE HOLDINGS AS OF JUNE 30, 1997

(BY ISSUER, EXCLUDING CASH EQUIVALENTS)        % OF FUND'S
                                               INVESTMENTS
PanAmSat Corp.                                 3.3

Time Warner, Inc.                              2.8

NextLink Communications, Inc.                  1.9

Millicom International Cellular SA             1.8

Intermedia Communications, Inc.                1.8

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997

                       % OF FUND'S
                       INVESTMENTS
Media & Leisure        31.8

Utilities              12.1

Basic Industries       11.3

Finance                5.1

Services               5.0

QUALITY DIVERSIFICATION AS OF JUNE 30, 1997

(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS
Aaa, Aa, A          0.0

Baa                 0.0

Ba                  5.5

B                   51.5

Caa, Ca, C          8.0

Nonrated            5.2

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT JUNE 30, 1997, ACCOUNT FOR 5.2% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Barry Coffman, Portfolio Manager of High Income Portfolio

Q. BARRY, HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS AND THE PAST
YEAR?
A. It did well, outperforming its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 5.84% for the six months that ended June 30, 1997, and 14.30% for the 12-month period.
Q. WHY DID THE FUND BEAT ITS BENCHMARK?
A. The fund had a lighter weighting in higher-quality BB-rated securities and a heavier weighting in lower-quality B-rated securities than its benchmark. During the period, credit spreads narrowed, meaning there was an ever smaller gap in yield between the B- and BB-rated securities. As spreads narrowed, B-rated securities performed better than the higher-rated BB securities and helped the fund outpace its benchmark. There were both fundamental and technical reasons for the performance of B-rated securities. From a fundamental standpoint, there was continued economic strength and the stock market's impressive rise. And from a technical standpoint, demand for the lower-quality tiers of the high-yield market was solid.
Q. WHICH OF THE FUND'S HOLDINGS PERFORMED PARTICULARLY WELL?
A. Many of the fund's larger media and telecommunications holdings - including PanAmSat and Millicom International Cellular - were some of its best performers. PanAmSat was upgraded upon the completion of its merger with GM Hughes. Millicom not only benefited from its quickly growing cellular businesses in emerging countries, but it also rose on the news that it is planning to undertake a significant restructuring by selling off its Latin American business and spinning off its Asian operations. Other strong performers included stocks issued by high-yield companies - those with below-investment-grade credit ratings. For example, the stock price of Allied Waste performed well over the past six months. That rise was due, in part, to Allied's successful integration of a recent acquisition.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Some of our paging holdings proved to be disappointing, but the industry as a whole was plagued by a number of developments during the past six months. First, investors became concerned that pager sales would decline in light of new competitive products. Second, there was the bankruptcy of a high-profile paging company and the failure of another company to successfully introduce a new product. While the fund did not own either of those troubled pagers, it did hold others that appeared to fall in price in sympathy, including Arch Communications. While I reduced the fund's stake in Arch, I continued to hold onto Pagemart because it continued to be one of the fastest-growing paging companies and one with a strategy that I believe should distinguish it from its competitors.
Q. IN ADDITION TO PAGING COMPANIES, THE FUND ALSO HAD SIGNIFICANT HOLDINGS IN OTHER TELECOMMUNICATIONS-RELATED COMPANIES. WHAT IS THE ATTRACTION TO THESE COMPANIES?
A. The growth potential for many telecommunications companies is significant and, in my view, will be independent of the economic environment. The companies I emphasized have fast-growing businesses in fast-growing industries. For example, the competitive local exchange companies - including Intermedia Communications, Nextlink, GST USA, Brooks Fiber and McLeodUSA - gained market share in the $100 billion local telephone market at the expense of regional Bell operating companies. Another large telecommunications holding is McCaw International, which is a subsidiary of Nextel and owns enhanced specialized mobile radio licenses in Latin America and Asia used for dispatch, messaging and voice purposes.
Q. WHAT'S YOUR OUTLOOK?
A. The market is at risk to a slowing economy that likely would hurt the weakest companies in the high-yield market. I will probably focus on improving the overall credit quality of the fund, while concentrating the fund's aggressive holdings in situations I believe have strong fundamental momentum and an attractive risk/reward tradeoff.


FUND FACTS
GOAL: income and share price stability by investing in high-quality, short-term investments
START DATE: April 1, 1982
SIZE: as of June 30, 1997, more than $1.0 billion
MANAGER: Robert Duby, since April 1997; joined Fidelity in 1982 (checkmark) VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 70.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 0.7%
MEDIA & LEISURE - 0.6%
RESTAURANTS - 0.6%
Boston Chicken, Inc.
 4 1/2%, 2/1/04 B2 $ 14,000,000 $ 10,640,000
RETAIL & WHOLESALE - 0.1%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Corporate Express, Inc.
 4 1/2%, 7/1/00 B3  1,500,000  1,335,000
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.

 0%, 12/15/05 (d)(g) -  630,000  409,500
TOTAL CONVERTIBLE BONDS   12,384,500
NONCONVERTIBLE BONDS - 69.5%
AEROSPACE & DEFENSE - 1.3%
AEROSPACE & DEFENSE - 0.5%
Alliant Techsystems, Inc.
 11 3/4%, 3/1/03 B2  40,000  44,100
Fairchild Corp.
 12%, 10/15/01 Caa  1,945,000  1,964,450
RHI Holdings, Inc.
 11 7/8%, 3/1/99 B2  3,160,000  3,160,000
Wyman-Gordon Co.
 10 3/4%, 3/15/03 Ba3  4,740,000  5,071,800
  10,240,350
DEFENSE ELECTRONICS - 0.5%
Tracor, Inc.
 8 1/2%, 3/1/07 B1  9,430,000  9,524,300
SHIP BUILDING & REPAIR - 0.3%
Newport News Shipbuilding, Inc.:
 8 5/8%, 12/1/06 Ba2  670,000  691,775
  9 1/4%, 12/1/06 B1  4,650,000  4,847,625
   5,539,400
TOTAL AEROSPACE & DEFENSE    25,304,050
BASIC INDUSTRIES - 10.7%
CHEMICALS & PLASTICS - 2.6%
Atlantis Group, Inc.
 11%, 2/15/03 B2  7,785,000  8,038,013
BPC Holdings Corp.
 12 1/2%, 6/15/06 Caa  350,000  381,500
Foamex LP/Foamex Capital
 Corp. 9 7/8%, 6/15/07 (g) B3  5,840,000  5,913,000
Freedom Chemical Co.
 10 5/8%, 10/15/06 B3  6,260,000  6,385,200
Pioneer Americas Acquisition
 Corp. 9 1/4%, 6/15/07 (g) B1  5,780,000  5,693,300
Plastic Specialties & Technologies,
 Inc. 11 1/4%, 12/1/03 B3  5,990,000  6,409,300
Sterling Chemicals Holdings,
 Inc. 11 3/4%, 8/15/06 B3  15,560,000  16,765,900
  49,586,213

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
IRON & STEEL - 1.0%
GS Technologies Operating, Inc.
 12 1/4%, 10/1/05 B2 $ 3,410,000 $ 3,733,950
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 Caa  7,810,000  7,282,825
WCI Steel, Inc. 10%, 12/1/04 B2  8,070,000  8,392,800
  19,409,575
METALS & MINING - 0.6%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2  10,110,000  10,615,500
PAPER & FOREST PRODUCTS - 6.5%
Asia Pulp & Paper Finance II
 Mauritius Ltd.
 12%, 3/15/04 (g) B3  11,785,000  12,079,625
American Pad & Paper Co.,
 Inc. 13%, 11/15/05 B3  2,290,000  2,679,300
Container Corp. of America:
 10 3/4%, 5/1/02 B1  50,000  54,688
 gtd. 9 3/4%, 4/1/03 B1  490,000  518,175
 gtd. 11 1/4%, 5/1/04 B1  150,000  164,250
Crown Paper Co.
 11%, 9/1/05 B3  3,780,000  3,789,450
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 B1  11,660,000  11,251,900
Florida Coast Paper Co.
 LLC\Florida Coast Paper
 Finance Corp., Series B,
 12 3/4%, 6/1/03 Caa  3,110,000  3,211,075
Gaylord Container Corp.
 11 1/2%, 5/15/01 B3  1,160,000  1,219,450
Indah Kiat International
 Finance Co. BV
 12 1/2%, 6/15/06 Ba2  2,680,000  3,041,800
Mail-Well Corp.
 10 1/2%, 2/15/04 B  1,640,000  1,705,600
Malette, Inc. yankee
 12 1/4%, 7/15/04 Ba3  1,340,000  1,500,800
Repap Wisconsin, Inc.:
 9 1/4%, 2/1/02 B2  11,170,000  11,225,850
 9 7/8%, 5/1/06 Caa  12,510,000  12,603,825
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 Caa  5,110,000  4,816,175
Riverwood International
 10 7/8%, 4/1/08 Caa  8,750,000  7,940,625
SD Warren Co., Series B,
 12%, 12/15/04 B1  7,330,000  8,209,600
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 B1  5,000,000  5,062,500
Stone Container Corp.:
 12 5/8%, 7/15/98 B2  10,000,000  10,512,500
 10 3/4%, 10/1/02 B1  10,510,000  11,088,050

 11 7/8%, 8/1/16 B2  8,400,000  9,072,000
Tembec Finance Corp. yankee
 9 7/8%, 9/30/05 B1  1,365,000  1,405,950
  123,153,188
TOTAL BASIC INDUSTRIES   202,764,476
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
DURABLES - 2.4%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Jordan Industries, Inc.
 10 3/8%, 8/1/03 B3 $ 11,895,000 $ 12,311,325
HOME FURNISHINGS - 0.9%
Guitar Center Management
 Co., Inc. 11%, 7/1/06 B2  2,527,000  2,767,065
Interlake Corp.
 12 1/8%, 3/1/02 B3  10,275,000  10,763,063
Knoll, Inc. 10 7/8%, 3/15/06 B1  3,426,000  3,790,013
  17,320,141
TEXTILES & APPAREL - 0.9%
Dan River, Inc.
 10 1/8%, 12/15/03 B3  4,700,000  4,982,000
GFSI, Inc.
 9 5/8%, 3/1/07 (g) B3  1,410,000  1,424,100
Synthetic Industries, Inc.
 9 1/4%, 2/15/07 (g) B2  9,610,000  9,730,125
  16,136,225
TOTAL DURABLES   45,767,691
ENERGY - 3.8%
ENERGY SERVICES - 0.8%
DI Industries, Inc.
 8 7/8%, 7/1/07 B1  3,875,000  3,816,875
McDermott International, Inc.
 9 3/8%, 3/15/02 Ba3  11,680,000  12,246,363
  16,063,238
OIL & GAS - 3.0%
Belden & Blake Corp.
 9 7/8%, 6/15/07 (g) B3  5,805,000  5,746,950
Chesapeake Energy Corp.
 10 1/2%, 6/1/02 Ba2  690,000  727,950
Cross Timbers Oil Co.
 9 1/4%, 4/1/07 B2  8,000,000  8,260,000
Flores & Rucks, Inc.:
 13 1/2%, 12/1/04 B1  390,000  468,975
 9 3/4%, 10/1/06 B3  9,860,000  10,303,700
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  15,410,800
Ocean Energy, Inc.
 8 7/8%, 7/15/07 (g) B3  10,850,000  10,850,000
United Meridian Corp.
 10 3/8%, 10/15/05 B2  190,000  206,150
United Refining Co.
 10 3/4%, 6/15/07 (g) B2  4,050,000  4,009,500
  55,984,025
TOTAL ENERGY   72,047,263
FINANCE - 4.1%
ASSET-BACKED SECURITIES - 0.4%
Airplanes Pass Through Trust
 10 7/8%, 3/15/19 Ba2  6,710,000  7,750,050

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CREDIT & OTHER FINANCE - 1.8%
APP International Finance Co.
 BV yankee
 11 3/4%, 10/1/05 Ba3 $ 2,165,000 $ 2,392,325
GST Equipment Funding, Inc.
 13 1/4%, 5/1/07 (g) -  10,360,000  11,085,200
Imperial Credit Capital Trust I
 10 1/4%, 6/14/02 (g) B2  4,870,000  4,882,175
Imperial Credit Industries, Inc.
 9 7/8%, 1/15/07 B2  11,200,000  11,088,000
PTC International Finance BV
 0%, 7/1/07 (d)(g) B3  3,440,000  2,085,500
Polytama International Finance
 BV 11 1/4%, 6/15/07 B2  2,750,000  2,839,375
  34,372,575
INSURANCE - 0.4%
Integon Corp.:
 8%, 8/15/99 B1  1,500,000  1,526,250
 9 1/2%, 10/15/01 B1  5,200,000  5,603,000
  7,129,250
SAVINGS & LOANS - 1.5%
First Nationwide Holdings, Inc.
 10 5/8%, 10/1/03 Ba3  7,240,000  7,855,400
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B3  18,180,000  20,270,700
  28,126,100
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
  14%, 6/1/02 (g) -  235,942  259,537
TOTAL FINANCE   77,637,512
HEALTH - 2.8%

DRUGS & PHARMACEUTICALS - 0.1%
Leiner Health Products, Inc.
 9 5/8%, 7/1/07 (g) B3  1,150,000  1,164,375
MEDICAL EQUIPMENT & SUPPLIES - 1.1%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  20,920,000  21,286,089
MEDICAL FACILITIES MANAGEMENT - 1.6%
Integrated Health Services, Inc. (g):
 11%, 4/30/06 (e)  B1  4,890,000  5,256,750
 9 1/2%, 9/15/07 B1  3,460,000  3,537,850
Mariner Health Group, Inc.
 9 1/2%, 4/1/06 B2  1,180,000  1,215,400
Tenet Healthcare Corp.
 8 5/8%, 1/15/07 Ba3  20,370,000  20,675,550
  30,685,550
TOTAL HEALTH   53,136,014
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
ELECTRICAL EQUIPMENT - 1.1%
Amphenol Corp.
 9 7/8%, 5/15/07 B2 $ 1,680,000 $ 1,730,400
Motors & Gears, Inc.
 10 3/4%, 11/15/06 B3  19,030,000  19,600,900
  21,331,300
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Calmar, Inc.
 11 1/2%, 8/15/05 B3  1,570,000  1,664,200
Continental Global Group, Inc.
 11%, 4/1/07 (g) B2  4,000,000  4,200,000
Goss Graphic System, Inc.
 12%, 10/15/06 B2  9,630,000  10,593,000
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 B3  2,460,000  2,626,050
MVE, Inc. 12 1/2%, 2/15/02 B3  5,735,000  5,878,375
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02 B1  1,484,000  1,537,795
 10 3/4%, 11/1/03 B3  5,226,000  5,421,975
  31,921,395
POLLUTION CONTROL - 0.3%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (g) B3  4,750,000  5,082,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   58,335,195
MEDIA & LEISURE - 17.4%
BROADCASTING - 7.1%
Adelphia Communications Corp.:
 9 1/2%, 2/15/04 B3  990,000  940,500
 9 7/8%, 3/1/07 (g) B3  20,610,000  19,888,650
Benedek Communications Corp.
 0%, 5/15/06 (d) -  11,830,000  7,127,575
Capstar Broadcasting Partners,
 Inc. 0%, 2/1/09 (d)(g) CCC  12,830,000  8,243,275
Capstar Radio Broadcasting
 Partners, Inc.
 9 1/4%, 7/1/07 (g) -  9,710,000  9,394,425
Chancellor Radio Broadcasting
 Co. 8 3/4%, 6/15/07 (g) B3  8,640,000  8,532,000
Citadel Broadcasting Co.
 10 1/4%, 7/1/07 (g) B3  5,550,000  5,550,000
CS Wireless Systems, Inc.
 0%, 3/1/06 (d) Caa  12,770,000  3,064,800
Diamond Cable Communications
 PLC yankee
 0%, 9/30/04 (d) B3  2,030,000  1,639,225
Echostar DBS Corp.
 12 1/2%, 7/1/02 (g) Caa  7,250,000  7,186,563
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (d) Caa  5,410,000  3,841,100
Echostar Communications Corp.
 0%, 6/1/04 (d) B2  17,750,000  14,910,000

 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
Intermedia Capital Partners IV
 L P/Intermedia Partners IV
 Capital Corp.
 11 1/4%, 8/1/06 B2 $ 590,000 $ 634,988
Jacor Communications Co.:
 9 3/4%, 12/15/06 B2  3,190,000  3,317,600
 8 3/4%, 6/15/07 (g) B2  5,260,000  5,194,250
Lenfest Communications, Inc.:
 8 3/8%, 11/1/05 Ba3  2,710,000  2,669,350
 10 1/2%, 6/15/06 B2  1,660,000  1,809,400
Olympus Communications LP/
 Olympus Capital Corp
 10 5/8%, 11/15/06 B1  5,550,000  5,799,750
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  3,845,000  4,142,988
Telewest PLC
 0%, 10/1/07 (d) B1  16,990,000  12,275,275
UIH Australia/PAC, Inc., Series B,
 0%, 5/15/06 (d) B2  13,875,000  8,394,375

  134,556,089
ENTERTAINMENT - 2.6%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 (g) B2  10,940,000  11,104,100
AMF Group, Inc.
 0%, 3/15/06 (d) B2  12,280,000  8,749,500
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  8,240,000  8,363,600
Viacom, Inc. 8%, 7/7/06 B1  21,700,000  21,049,000
 49,266,200
LEISURE DURABLES & TOYS - 1.7%
Coleman Escrow Corp. secured (g):
 1st priority 0%, 5/15/01 B3  20,350,000  12,820,500
 2nd priority 0%, 5/15/01 Caa  3,700,000  2,136,750
Icon Health And Fitness, Inc.
 13%, 7/15/02 B3  12,750,000  14,311,875
Icon Fitness Corp.
 0%, 11/15/06 (d) CCC+  5,650,000  3,079,250
  32,348,375
LODGING & GAMING - 4.1%
American Skiing Co.
 12%, 7/15/06 B3  7,480,000  7,854,000
Casino Magic Financial Corp.
 11 1/2%, 10/15/01 B1  3,760,000  3,290,000
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  14,610,000  15,230,925
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  6,050,000  6,413,000
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  15,220,000  17,008,350
KSL Recreation Group, Inc.
 10 1/4%, 5/1/07 (g) B3  5,570,000  5,792,800
Prime Hospitality Corp.
 9 3/4%, 4/1/07 -  5,190,000  5,462,475
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
Sun International Hotels Ltd./
 Sun International North
 America, Inc. yankee
 9%, 3/15/07 Ba3 $ 15,030,000 $ 15,255,450
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  1,920,000  2,145,600
  78,452,600
PUBLISHING - 0.8%
Big Flower Press Holdings, Inc.
 8 7/8%, 7/1/07 (g) -  16,300,000  16,014,750
RESTAURANTS - 1.1%
AFC Enterprises, Inc.
 10 1/4%, 5/15/07 (g) B3  11,420,000  11,362,900
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  8,790,000  9,141,600
  20,504,500
TOTAL MEDIA & LEISURE   331,142,514
NONDURABLES - 1.4%
FOODS - 0.1%
International Home Foods, Inc.
 10 3/8%, 11/1/06 B2  2,830,000  2,914,900
HOUSEHOLD PRODUCTS - 1.2%
Renaissance Cosmetic, Inc.
 11 3/4%, 2/15/04 B3  10,000,000  10,350,000
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  11,470,000  12,215,550
  22,565,550
TOBACCO - 0.1%
North Atlantic Trading, Inc.
 11%, 6/15/04 (g) B3  1,810,000  1,837,150
TOTAL NONDURABLES   27,317,600
RETAIL & WHOLESALE - 4.5%
APPAREL STORES - 1.5%
Lamonts Apparel, Inc.
 10 1/4%, 11/1/99
 pay-in-kind (b)(g) -  2,201,000  88,040
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  21,970,000  22,684,025
Specialty Retailers, Inc. (g):
 8 1/2%, 7/15/05 Ba3  4,480,000  4,468,800
 9%, 7/15/07 B2  1,990,000  1,980,050
  29,220,915
GENERAL MERCHANDISE STORES - 0.0%
K mart Corp. 8.70%, 8/1/97 Ba2  250,000  250,625
GROCERY STORES - 3.0%
Food 4 Less Holdings, Inc.
 13 5/8%, 6/15/07 -  1,826,493  2,135,207
Grand Union Co.
 12%, 9/1/04 Caa  7,270,000  5,379,800

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Pantry, Inc. 12%, 11/15/00 B2 $ 660,000 $ 676,500
Pathmark Stores, Inc.:

 11 5/8%, 6/15/02 Caa  10,760,000  10,894,500
 9 5/8%, 5/1/03 B3  1,960,000  1,891,400
Penn Traffic Co.:
 10 1/4%, 2/15/02 B3  7,850,000  6,751,000
 8 5/8%, 12/15/03 B3  3,780,000  3,052,350
 10 3/8%, 10/1/04 B3  3,860,000  3,281,000
 11 1/2%, 4/15/06 B3  3,180,000  2,814,300
Pueblo Xtra International, Inc.:
 9 1/2%, 8/1/03 B3  11,340,000  10,858,050
 9 1/2%, 8/1/03 (g) B3  3,540,000  3,416,100
Randalls Food Markets, Inc.
 9 3/8%, 7/1/07 (g) B2  5,080,000  5,060,950
  56,211,157
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Corporate Expess, Inc., Series B,
 9 1/8%, 3/15/04 B2  1,070,000  1,070,000
TOTAL RETAIL & WHOLESALE   86,752,697
SERVICES - 4.1%
LEASING & RENTAL - 0.0%
GPA Holland 8.94%, 2/16/99 -  500,000  513,750
PRINTING - 1.2%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  21,300,000  21,885,750
SERVICES - 2.9%
Orion Network Systems, Inc. unit:
 11 1/4%, 1/15/07 B2  5,585,000  5,710,663
 0%, 1/15/07 (d) B2  45,930,000  26,180,100
Outsourcing Solutions, Inc.
 11%, 11/1/06 B3  3,960,000  4,296,600
Protection One Alarm Monitoring,
 Inc. 13 5/8%, 6/30/05 Caa  18,300,000  18,757,500
  54,944,863
TOTAL SERVICES   77,344,363
TECHNOLOGY - 2.9%
COMMUNICATIONS EQUIPMENT - 0.3%
Intermedia Communications,
 Inc. 0%, 5/15/06 (d) B2  6,430,000  4,420,625
COMPUTER SERVICES & SOFTWARE - 0.5%
Verio, Inc. 13 1/2%, 6/15/04
 unit (g) -  10,050,000  10,100,250
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Dictaphone Corp.
 11 3/4%, 8/1/05 B3  14,530,000  13,367,600
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  6,950,000  7,453,875
Unisys Corp.:
 10 5/8%, 10/1/99 B1  4,080,000  4,212,600
 12%, 4/15/03 B1  4,400,000  4,763,000
 11 3/4%, 10/15/04 B1  1,020,000  1,101,600
  30,898,675
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 0.3%
Wavetek Corp.
 10 1/8%, 6/15/07 (g) B3 $ 5,270,000 $ 5,375,400
ELECTRONICS - 0.2%
Fairchild Semiconductor Corp.
 10 1/8%, 3/15/07 (g) B2  470,000  495,850
Viasystems, Inc.
 9 3/4%, 6/1/07 (g) B3  3,150,000  3,205,125
  3,700,975
TOTAL TECHNOLOGY   54,495,925
TRANSPORTATION - 1.8%
AIR TRANSPORTATION - 0.2%
US Air Inc., pass through trust
 8 5/8%, 9/1/98 B1  5,000,000  5,075,000
RAILROADS - 1.2%
TFM SA de CV (g):
 10 1/4%, 6/15/07 B2  2,520,000  2,564,100
 0%, 6/15/09 (d) B2  8,660,000  5,001,150
Transtar Holdings LP/Transtar
 Capital Corp. 0%,
 12/15/03 (d) B-  17,941,000  15,249,850
  22,815,100
TRUCKING & FREIGHT - 0.4%
Greyhound Lines, Inc.
 11 1/2%, 4/15/07 (g) B3  6,860,000  7,305,900
TOTAL TRANSPORTATION   35,196,000
UTILITIES - 9.2%
CELLULAR - 6.0%
Arch Communications Group,
 Inc. 0%, 3/15/08 (d) B3  12,070,000  6,366,925
Clearnet Communications, Inc.
 yankee 0%, 12/15/05 (d) B3  11,420,000  7,508,650
Fonorola, Inc.
 12 1/2%, 8/15/02 B2  1,020,000  1,122,000
McCaw International Ltd. unit
 0%, 4/15/07 (d)(g) CCC  27,110,000  13,012,800
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (d) B3  28,060,000  15,713,600
Millicom International Cellular

 SA 0%, 6/1/06 (d) B3  49,000,000  35,035,000
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  10,825,000  11,420,375
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  2,150,000  2,031,750
 Series A, 11 5/8%, 8/15/06 B3  5,980,000  5,651,100
Pagemart, Inc.
 0%, 11/1/03 (d) -  3,250,000  2,811,250
Pagemart Nationwide, Inc.
 0%, 2/1/05 (d) -  7,070,000  5,267,150
Telesystem International Wireless,
 Inc. 0%, 6/30/07 (d)(g) B-  7,670,000  4,084,275

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
USA Mobile Communications,
 Inc. II 9 1/2%, 2/1/04 B2 $ 3,970,000 $ 3,692,100
  113,716,975
ELECTRIC UTILITY - 0.3%
CMS Energy Corp.
 8 1/8%, 5/15/02 Ba3  5,680,000  5,722,600
TELEPHONE SERVICES - 2.9%
Brooks Fiber Properties, Inc.
 11 7/8%, 11/1/06 -  5,730,000  3,695,850
GST USA, Inc.
 0%, 12/15/05 (d) -  11,110,000  6,888,200
Hyperion Telecommunications,
 Inc., Series B,
 0%, 4/15/03 (d) -  12,560,000  6,311,400
McLeodUSA, Inc.
 0%, 3/1/07 (d)(g) B3  11,000,000  7,012,500
Nextlink Communications, Inc.
 12 1/2%, 4/15/06 -  700,000  743,750
RSL Communications Ltd./
 RSL Communications PLC
 12 1/4%, 11/15/06 -  9,140,000  9,299,950
Shared Technologies Fairchild
Communications Corp.
 0%, 3/1/06 (d) Caa  18,290,000  16,323,825
Teleport Communications
 Group, Inc.:
 8%, 8/1/05 B1  5,550,000  4,002,938
 9 7/8%, 7/1/06 B1  310,000  330,925
 54,609,338
TOTAL UTILITIES   174,048,913
TOTAL NONCONVERTIBLE BONDS   1,321,290,213
TOTAL CORPORATE BONDS
 (Cost $1,309,051,600)  1,333,674,713
COMMERCIAL MORTGAGE SECURITIES - 0.0%
Lennar Central Partners LP
 Series 1995-1 Class F,
 11.70%, 5/15/05 (g) -  63,357  63,951
Meritor Mortgage Security Corp.
 Series 1987-1 Class B,
 9.40%, 2/1/00 (b)(g) -  1,350,000  267,165
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $220,926)   331,116
COMMON STOCKS - 7.9%
 SHARES
AEROSPACE & DEFENSE - 0.3%
Fairchild Corp. Class A  289,000  5,202,000
BASIC INDUSTRIES - 0.5%
CHEMICALS & PLASTICS - 0.1%
Foamex International, Inc. (a)  182,800  2,399,250
Foamex-JPS Automotive LP/Foamex
 JPS Capital Corp. warrants 7/1/99 (a)  530  14,840
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - CONTINUED
CHEMICALS & PLASTICS - CONTINUED
Sterling Chemical Holdings
 warrants 8/15/08 (a)  340 $ 11,900
 2,425,990
PAPER & FOREST PRODUCTS - 0.4%
Gaylord Container Corp. Class A (a)  860,600  6,723,438
SDW Holdings Corp. (a):
 warrants 12/15/06  7,609  38,045
 Series B warrants 12/16/06  4,450  75,650
 6,837,133
TOTAL BASIC INDUSTRIES   9,263,123
DURABLES - 0.1%
TEXTILES & APPAREL - 0.1%
Arena Brands Holdings Corp. Class B  48,889  1,974,630
HM/Hat Brands Trust Class I unit (a)(f)  340,000  -
  1,974,630
ENERGY - 1.0%
OIL & GAS - 1.0%
Harcor Energy, Inc. (a)  469,000  2,814,000
Harcor Energy, Inc.
 warrants 7/24/00 (a)  330,000  742,500
Ocean Energy, Inc. (a)  304,200  14,069,250
Snyder Oil Corp.   50,000  918,750
  18,544,500

FINANCE - 0.0%
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (g)  3,000  300,000
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology,
 Inc. warrants 6/30/03 (a)  3,212  321,200
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
POLLUTION CONTROL - 0.7%
Allied Waste Industries, Inc. (a)  717,300  12,463,088
MEDIA & LEISURE - 3.3%
BROADCASTING - 1.9%
American Radio Systems Corp. Class A (a)  216,900  8,648,888
Benedek Communications Corp.
 warrants 7/1/00 (a)  57,600  115,200
CS Wireless Systems, Inc. (a)(g)  3,514  -
Jacor Communications, Inc. Class A (a)  310,600  11,880,450
PanAmSat Corp. (a)  342,400  9,929,600
United International Holdings, Inc.
 Class A (a)  441,100  4,576,413
  35,150,551
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)(f):
 $2.00 warrants 3/28/98  232,000  11,600
 $2.72 warrants 3/28/98  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(g):
 Series H warrants 11/15/04  10,250  1,691,250
 Series I warrants 11/14/99  5,890  323,950
  2,015,200

 SHARES VALUE (NOTE 1)
LODGING & GAMING - 1.0%
Bally Gaming International, Inc.
 warrants 7/29/98 (a)  90,000 $ 112,500
Host Marriott Corp. (a)  651,300  11,601,281
Motels of America, Inc. (a)  3,000  93,000
Showboat, Inc.   437,300  7,625,419
 19,432,200
PUBLISHING - 0.3%
Big Flower Press Holdings, Inc. (a)  304,200  6,312,150
TOTAL MEDIA & LEISURE   62,932,789
NONDURABLES - 0.3%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 warrants 8/31/06 (a)(g)  12,750  1,402,500
TOBACCO - 0.3%
North Atlantic Trading, Inc.
 unit (a)(g)  210,000  5,302,500
TOTAL NONDURABLES   6,705,000
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)  35,870  3,364
Lamonts Apparel, Inc.
 warrants 6/10/99 (a)  66,214  -
Mothers Work (a)(h)  209,100  1,515,975
 1,519,339
GROCERY STORES - 0.1%
Food 4 Less Holdings, Inc.
 warrants 12/31/02 (a)(f)  155,047  2,248,182
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Jewelry Manufacturing
 Corp. Class A (a)  8,374  2,094
TOTAL RETAIL & WHOLESALE   3,769,615
SERVICES - 0.6%
Orion Network Systems, Inc. (a)  358,700  3,945,700
Protection One, Inc. (a)  469,200  6,334,200
Protection One, Inc.
 warrants 6/30/05 (a)  74,560  708,320
Vestar/LPA Investment Corp. (a)  5,177  103,540
 11,091,760
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Exide Electronics Group, Inc. (a)  117,600  1,389,150
Exide Electronics Group, Inc.
 warrants 3/15/06 (a)(g)  6,770  169,250
 1,558,400
UTILITIES - 0.8%
CELLULAR - 0.8%
Intercel, Inc. warrants 2/1/06 (a)  56,448  282,240
Microcell Telecommunications, Inc. (a):
 warrants 6/1/06  112,240  1,403,000
 conditional warrants 6/1/06  112,240  70,150
Pagemart Wireless, Inc. Class A (a)  1,446,000  12,291,000
 14,046,390
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.0%
Hyperion Telecommunications, Inc.
 warrants 4/15/01 (a)(g)  12,560 $ 376,800
NextLink Communications, Inc.
 warrants 2/1/09 (a)  663,204  6,632

RSL Communications Ltd./RSL
 Communications PLC
 warrants 11/15/06 (a)  9,140  274,200
  657,632
TOTAL UTILITIES   14,704,022
TOTAL COMMON STOCKS
 (Cost $121,699,279)   148,830,127
PREFERRED STOCKS - 16.2%
CONVERTIBLE PREFERRED STOCKS - 0.9%
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.2%
Benedek Communications Corp. 15% (a)  33,600  3,679,200
LODGING & GAMING - 0.7%
Host Marriott Financial Trust
 $3.375 (g)  251,200  14,538,200
TOTAL MEDIA & LEISURE   18,217,400
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind  128  64
TOTAL CONVERTIBLE PREFERRED STOCKS  18,217,464
NONCONVERTIBLE PREFERRED STOCKS - 15.3%
BASIC INDUSTRIES - 0.1%
PAPER & FOREST PRODUCTS - 0.1%
SDW Holdings Corp. 15% (g)  44,500  1,596,438
FINANCE - 1.0%
CREDIT & OTHER FINANCE - 0.5%
American Annuity Group Capital
 Trust II 8 3/4%  8,910  8,865,450
SAVINGS & LOANS - 0.5%
California Federal Bank FSB:
 Series B, 10 5/8%  15,610  1,713,198
 11 1/2%  1,778  199,136
California Federal Preferred Capital Corp.
 9 1/8%  308,750  7,873,125
  9,785,459
TOTAL FINANCE  18,650,909
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (a)(f)  1,589  1,235,114
MEDIA & LEISURE - 9.6%
BROADCASTING - 9.4%
American Radio Systems Corp.
 11 3/8% pay-in-kind  133,856  14,255,664
Cablevision System Corp.:
 11 1/8% depositary shares pay-in-kind  140,667  14,137,034
 Series H, $11.75 pay-in-kind  157,433  16,294,316

 SHARES VALUE (NOTE 1)
Capstar Broadcasting Partners, Inc.
 12% (g)  35,630 $ 3,607,538
Chancellor Radio Broadcasting Co.:
 12% pay-in-kind (g)  10,317  1,114,236
 Series A, 12 1/4%  64,300  8,198,250
Citadel Broadcasting Co.
 13 1/4% pay-in-kind (g)  84,000  8,400,000
PanAmSat Corp. 12 3/4% pay-in-kind  43,047  52,517,340
Sinclair Capital 11 5/8%, (g)  75,000  7,912,500
Time Warner, Inc., Series M,
 10 1/4% pay-in-kind  47,834  52,856,570
  179,293,448
PUBLISHING - 0.2%
K-III Communications Corp.:
 Series B, $11.625 pay-in-kind  29,748  3,246,251
 Series D, $10  5,400  544,050
  3,790,301
TOTAL MEDIA & LEISURE   183,083,749
NONDURABLES - 0.6%
HOUSEHOLD PRODUCTS - 0.6%
Renaissance Cosmetics, Inc.
 pay-in-kind 14%  14,156  12,457,280
SERVICES - 0.3%
Loewen Group Capital LP,
 Series A, $2.36  200,000  5,300,000
TECHNOLOGY - 1.5%
COMMUNICATIONS EQUIPMENT - 1.5%
Intermedia Communications, Inc.
 pay-in-kind 13 1/2%  27,596  28,492,870
UTILITIES - 2.1%
TELEPHONE SERVICES - 2.1%
ICG Holdings, Inc. 14 1/4% pay-in-kind  3,713  3,954,345
NextLink Communications, Inc.
 pay-in-kind 14%  684,175  35,406,056
  39,360,401
TOTAL NONCONVERTIBLE PREFERRED STOCKS   290,176,761
TOTAL PREFERRED STOCKS
 (Cost $289,883,326)   308,394,225
CASH EQUIVALENTS - 5.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated
 6/30/97 due 7/1/97:
 at 5 7/8%  $ 11,175,824  11,174,000
 at 5.93%   97,367,036  97,351,000
TOTAL CASH EQUIVALENTS   108,525,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,829,380,131)   $ 1,899,755,181
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION COST
SECURITY DATE (000S)
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings,  12/30/92 $ 229,281
 Inc. warrants 12/31/02 to 5/17/93
HM/Hat Brands Trust
 Class I unit  2/22/94 $ 340,000
Live Entertainment, Inc.:
 $2.00 warrants 3/28/98 3/23/93 $ 220,717
 $2.72 warrants 3/28/98 3/23/93 $ 131,863
7. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $338,705,668 or 17.7% of net assets.
8. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mothers Work  $ - $ - $ - $1,515,975
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,303,270,433 and $1,021,325,332, respectively, of which U.S. government and government agency obligations aggregated $49,578,125 and $97,601,563, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,362 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
  MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 5.5% BB 5.9%
B 50.4% B 49.6%
Caa 6.7% CCC 5.2%
Ca, C 0.0% CC, C 0.9%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 5.2%. FMR has determined that unrated debt securities that are lower quality account for 5.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $1,829,386,624. Net unrealized appreciation aggregated $70,368,557, of which $95,952,177 related to appreciated investment securities and $25,583,620 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES


 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $108,525,000) (cost $1,829,380,131) -     $ 1,899,755,181
See accompanying schedule

Cash                                                                                                              12,332,427

Receivable for investments sold                                                                                   17,307,645

Dividends receivable                                                                                               3,882,207

Interest receivable                                                                                               26,709,841

Other receivables                                                                                                     13,035

 TOTAL ASSETS                                                                                                     1,960,000,336

LIABILITIES

Payable for investments purchased                                                                 $   45,858,116

Payable for fund shares redeemed                                                                       1,878,115

Accrued management fee                                                                                   935,372

Other payables and                                                                                       206,898
accrued expenses

 TOTAL LIABILITIES                                                                                                   48,878,501

NET ASSETS                                                                                                       $1,911,121,835

Net Assets consist of:

Paid in capital                                                                                                  $1,732,723,161

Undistributed net investment income                                                                                  73,506,048

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  34,517,576

Net unrealized appreciation (depreciation) on investments                                                            70,375,050

NET ASSETS, for 153,746,684                                                                                      $1,911,121,835
shares outstanding

NET ASSET VALUE, offering price                                                                                    $ 12.43
and redemption price per share ($1,911,121,835 (divided by)
153,746,684 shares)

STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                        $13,388,030
Dividends

Interest                                                                                  67,053,640

 TOTAL INCOME                                                                             80,441,670

EXPENSES

Management fee                                                          5,086,045

Transfer agent fees                                                     632,302

Accounting fees and expenses                                            405,554

Non-interested trustees' compensation                                   3,770

Custodian fees and expenses                                             27,408

Registration fees                                                       2,989

Audit                                                                   20,017

Legal                                                                   5,001

Miscellaneous                                                           49,506

 Total expenses before reductions                                       6,232,592

 Expense reductions                                                     (10,217)     6,222,375

NET INVESTMENT INCOME                                                                74,219,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                  36,015,078

 Foreign currency transactions                                          355          36,015,433

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                  19,411,450

 Assets and liabilities in                                              16           19,411,466
 foreign currencies

NET GAIN (LOSS)                                                                      55,426,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $129,646,194

OTHER INFORMATION                                                    $     7,004
Expense reductions
 Directed brokerage arrangements

 Custodian credits                                                         3,213

                                                                     $    10,217


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS          SIX MONTHS           YEAR ENDED
                                           ENDED                DECEMBER 31,
                                           JUNE 30, 1997        1996
                                           (UNAUDITED)

Operations                                                                                  $ 74,219,295     $ 113,508,707

Net investment income

Net realized gain (loss)                                                                      36,015,433        15,837,127

Change in net unrealized appreciation (depreciation)                                          19,411,466        35,065,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              129,646,194      164,411,456

Distributions to shareholders                                                               (116,014,735)     (81,893,762)

From net investment income

From net realized gain                                                                       (14,338,900)     (16,022,693)

TOTAL DISTRIBUTIONS                                                                         (130,353,635)     (97,916,455)

Share transactions                                                                           645,716,095    1,058,212,273

Net proceeds from sales of shares

Reinvestment of distributions                                                                130,353,635       97,916,455

Cost of shares redeemed                                                                     (453,062,260)    (673,801,481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      323,007,470      482,327,247

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      322,300,029      548,822,248

NET ASSETS

Beginning of period                                                                        1,588,821,806    1,039,999,558

End of period (including undistributed net investment income of $73,506,048 and
$113,174,121,                                                                            $ 1,911,121,835  $ 1,588,821,806

respectively)

OTHER INFORMATION

Shares

Sold                                                                                          53,868,295       89,104,560

Issued in reinvestment of distributions                                                       11,056,288        8,680,536

Redeemed                                                                                     (38,063,304)     (57,202,172)

Net increase (decrease)                                                                       26,861,279       40,582,924


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                          SIX MONTHS ENDED   YEARS ENDED DECEMBER 31,
                          JUNE 30, 1997

SELECTED PER-SHARE DATA   (UNAUDITED)                 1996                        1995          1994          1993 E        1992
Net asset value, beginning of period                 $12.520       $12.050      $10.750       $11.990        $10.820        $ 9.550

Income from Investment Operations                       .519 D        .927         .856          .770           .728           .790
Net investment income

 Net realized and unrealized gain (loss)               (.391)         .643        1.224         (.910)         1.332          1.290

 Total from investment operations                       .910         1.570        2.080         (.140)         2.060          2.080

Less Distributions

From net investment income                             (.890)        (.920)       (.780)        (.730)         (.794)         (.810)


In excess of net investment income                     -             -            -             -              (.036)         -

From net realized gain                                 (.110)        (.180)       -             (.370)         (.060)         -

 Total distributions                                  (1.000)       (1.100)       (.780)       (1.100)         (.890)         (.810)


Net asset value, end of period                       $12.430       $12.520      $12.050       $10.750        $11.990        $10.820

TOTAL RETURN B, C                                       7.70%        14.03%       20.72%        (1.64)%        20.40%         23.17%


RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)           $1,911,122    $1,588,822   $1,040,000      $569,417       $463,931       $200,591

Ratio of expenses to average net assets                  .73% A        .71%         .71%          .71%           .64% F         .67%


Ratio of net investment income to average
net assets                                              8.70% A       9.09%        9.32%         8.75%          8.69%         10.98%


Portfolio turnover rate                                  130% A        123%         132%          122%           155%           160%


Average commission rate G                         $    .0379    $     .370

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT
  REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
  OUTSTANDING DURING THE PERIOD.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
  "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
  WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED
  TO DISCLOSE ITS AVERAGE

COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                      PAST 1   PAST 5   LIFE OF
JUNE 30, 1997                                      YEAR     YEARS    FUND

ASSET MANAGER                                       20.45%   12.43%    12.43%

S&P 500(registered trademark)                       34.70%   19.78%    15.73%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989. If Fidelity had not reimbursed certain fund expenses, the life of fund total return figure would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 OVER LIFE OF FUND
  1989/09/30      10000.00        10000.00
10000.00
  1989/10/31      10020.02         9768.00
10056.80
  1989/11/30      10060.06         9967.27
10176.58
  1989/12/31      10091.09        10206.48
10276.51
  1990/01/31       9868.42         9521.63
10028.74
  1990/02/28       9969.64         9644.46
10092.83
  1990/03/31      10050.61         9900.03
10192.14
  1990/04/30       9919.03         9652.53
10098.07
  1990/05/31      10425.10        10593.65
10527.54
  1990/06/30      10506.07        10521.62
10593.12
  1990/07/31      10485.83        10487.95
10657.74
  1990/08/31      10141.70         9539.84
10328.10
  1990/09/30       9929.15         9075.25
10235.77
  1990/10/31       9979.76         9036.22
10309.16
  1990/11/30      10465.59         9619.96
10618.33
  1990/12/31      10769.23         9888.36
10792.26
  1991/01/31      11284.56        10319.49
10998.06
  1991/02/28      11726.26        11057.34
11273.46
  1991/03/31      11915.56        11324.93

11395.89
  1991/04/30      12094.35        11352.11
11470.64
  1991/05/31      12367.79        11842.52
11652.80
  1991/06/30      12146.94        11300.13
11501.78
  1991/07/31      12451.92        11826.72
11732.96
  1991/08/31      12704.33        12107.01
11941.81
  1991/09/30      12777.94        11904.82
11998.53
  1991/10/31      12862.08        12064.35
12105.32
  1991/11/30      12651.74        11578.15
12021.91
  1991/12/31      13198.62        12902.69
12614.23
  1992/01/31      13366.89        12662.70
12476.36
  1992/02/29      13626.47        12827.32
12556.08
  1992/03/31      13593.27        12577.19
12465.30
  1992/04/30      13792.52        12946.96
12618.63
  1992/05/31      13936.42        13010.40
12742.54
  1992/06/30      13925.35        12816.54
12748.15
  1992/07/31      14157.81        13340.74
13094.39
  1992/08/31      14113.53        13067.25
13044.11
  1992/09/30      14202.09        13221.45
13188.37
  1992/10/31      14224.22        13267.72
13135.88
  1992/11/30      14534.17        13720.15
13311.12
  1992/12/31      14744.49        13888.91
13474.31
  1993/01/31      15010.15        14005.57
13642.74
  1993/02/28      15150.92        14196.05
13832.92
  1993/03/31      15579.83        14495.59
13974.84
  1993/04/30      15672.57        14144.79
13889.88
  1993/05/31      15939.19        14523.87
14039.05
  1993/06/30      16066.70        14565.99
14188.15
  1993/07/31      16263.77        14507.73
14206.31
  1993/08/31      16739.04        15057.57
14555.79
  1993/09/30      16750.64        14941.63
14540.94
  1993/10/31      17202.73        15250.92
14690.42
  1993/11/30      17179.54        15106.04
14577.30
  1993/12/31      17875.07        15288.82
14678.18
  1994/01/31      18443.09        15808.64
14966.46
  1994/02/28      17857.33        15380.23
14682.69
  1994/03/31      17017.99        14709.65
14303.29
  1994/04/30      17030.15        14897.93
14340.48
  1994/05/31      17176.13        15142.26
14437.14
  1994/06/30      16847.69        14771.27
14292.76
  1994/07/31      17139.63        15255.77
14594.63
  1994/08/31      17541.06        15881.26
14845.95
  1994/09/30      17334.15        15492.17
14628.31
  1994/10/31      17419.36        15840.74
14768.45
  1994/11/30      17163.73        15263.82
14553.89
  1994/12/31      16786.37        15490.18
14689.12
  1995/01/31      16676.82        15891.84
14963.69
  1995/02/28      16946.97        16511.15

15337.61
  1995/03/31      17170.77        16998.39
15572.33
  1995/04/30      17444.31        17498.99
15852.32
  1995/05/31      17668.12        18198.43
16377.48
  1995/06/30      17817.32        18621.18
16596.81
  1995/07/31      18451.43        19238.66
16808.32
  1995/08/31      18675.24        19286.95
16918.98
  1995/09/30      18911.47        20100.85
17284.77
  1995/10/31      18662.80        20029.09
17383.15
  1995/11/30      19147.71        20908.37
17811.48
  1995/12/31      19632.62        21311.07
18066.96
  1996/01/31      20055.36        22036.50
18374.75
  1996/02/29      20001.35        22240.77
18307.28
  1996/03/31      20213.99        22454.95
18329.47
  1996/04/30      20426.62        22785.94
18405.65
  1996/05/31      20586.10        23373.59
18599.57
  1996/06/30      20772.16        23462.64
18738.02
  1996/07/31      20426.62        22426.06
18440.99
  1996/08/31      20466.49        22899.03
18597.29
  1996/09/30      21210.73        24187.79
19153.95
  1996/10/31      21755.62        24854.88
19550.66
  1996/11/30      22832.10        26733.66
20293.51
  1996/12/31      22499.85        26204.07
20066.55
  1997/01/31      23177.64        27841.30
20726.94
  1997/02/28      23377.96        28059.58
20837.00
  1997/03/31      22488.67        26906.61
20325.55
  1997/04/30      23257.38        28512.93
21062.97
  1997/05/31      24372.77        30248.80
21793.43
  1997/06/30      25020.90        31603.95
22394.49
Let's say hypothetically that $10,000 was invested in Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By June 30, 1997, the value of the investment would have grown to $25,021 - a 150.21% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500, would have grown to $31,604 over the same period - a 216.04% increase on the initial investment.
You can also look at how the Fidelity Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (216.04%), Lehman Brothers Aggregate Bond Index (89.88%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (47.88%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $22,394 - a 123.94% increase.
* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                                        % OF FUND'S
                                                        INVESTMENTS

Philip Morris Companies, Inc.                           5.2

Federal National Mortgage Association                   4.5

Federal Home Loan Mortgage Corporation                  2.1

General Motors Corp.                                    1.9

International Business Machines Corp.                   1.8

TOP FIVE BOND ISSUERS AS OF JUNE 30, 1997
(WITH MATURITIES MORE THAN ONE YEAR)                    % OF FUND'S
                                                        INVESTMENTS

U.S. Treasury Obligations                               5.8

Federal National Mortgage Association                   4.0

Government National Mortgage Association                1.1

Ford Motor Credit Co.                                   0.8

AT&T Capital Corp.                                      0.5

ASSET ALLOCATION AS OF JUNE 30, 1997*
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 31.7
Row: 1, Col: 3, Value: 62.2
Stock class  62.0%
Bond class  31.9%
Short-term class  6.1%
FOREIGN INVESTMENTS  11.4%
*
ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF ASSETS AS
DEFINED
IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.
% OF FUND'S INVESTMENTS

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Richard Habermann (top left), Portfolio Manager of Asset Manager Portfolio, George Vanderheiden (top right), sub-manager for stocks, Charles Morrison (bottom left), sub-manager for bonds, and John Todd (bottom right), sub-manager for short-term/money market instruments. Charles Morrison became sub-manager for bonds on February 3, 1997, and John Todd became sub-manager for short-term/money market instruments on December 1, 1996.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. The fund's performance historically has been compared to that of the Standard & Poor's 500 Index. However, there are some significant differences between the make-up of the fund and the composition of the index. While the S&P 500 is made up exclusively of stocks, the fund invests in stocks, bonds and short-term/money market instruments. The fund allocates assets among these three categories in order to help control both volatility and risk relative to funds or indexes that invest only in stocks. That being said, the S&P 500 posted a strong 20.61% return during the six months that ended June 30, 1997, and 34.70% over the 12 months ended June 30, 1997. Since the fund is diversified into other asset classes that didn't perform as well as stocks, the fund's performance lagged that of the S&P 500. However, the fund did benefit from the performance of its equity investments and its small stake in high-yield bonds, while the bond and short-term money market portions of the fund performed in line with their respective markets.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. At the end of June 1997, the fund's equity position stood at about 62%, 12% above the new neutral mix the fund instituted on January 1, 1997. That neutral mix comprises 50% stocks, 40% bonds and 10% short-term/money market instruments. In order to add to the equity portion, we reduced both the fund's bond and short-term/money market positions. At the end of the period, the fund held about 32% in bonds and approximately 6% in short-term/money market instruments.
Q. WHY DID YOU INCREASE THE FUND'S STOCK INVESTMENTS?
D.H. Because the investing environment was very favorable not only for all financial assets, but especially for stocks. We've had limited inflation and corporate earnings continued to be strong. Another key factor was the strength of the dollar, although that can act as a double-edged sword. On the negative side, a rising dollar acts as a drag on the economy by slowing exports and suppressing corporate earnings. This especially affects large, multinational corporations. These companies, however, generally were able to post earnings surprises through cost cutting and to sustain their stock prices by buying back shares. The positive side of the strong dollar is that it helps to control inflation by keeping import prices down. In addition, investors, especially those abroad, tend to feel more comfortable investing in U.S. markets when the dollar is strong, helping to sustain prices for both stocks and bonds.
Q. WHAT WAS THE ENVIRONMENT LIKE FOR THE BOND MARKET?
D.H. During the latter stages of the first quarter and the beginning of the second quarter, the bond market struggled because of concerns that continued economic growth might lead to inflation. Employment had reached a level where historically there should have been increased upward pressure on wages. The Federal Reserve Board tried to anticipate and head off incipient inflation by raising the fed funds rate - the rate banks charge each other for overnight loans - by 0.25% to 5.50% at the end of March. This move was well-telegraphed, so the rate increase was already priced into the market when the Fed acted. The Fed chose to keep rates steady in May, a stance that surprised many in the market who were anticipating another rate increase. The Fed stood pat mainly because economic growth slowed and there were few if any signs of inflationary pressure. From that point on, the bond market responded favorably.
Q. TURNING TO YOU, GEORGE, HOW DID YOU MANAGE THE STOCK PORTION OF THE FUND
IN A VIRTUALLY NO-INFLATION ENVIRONMENT?
G.V. I concentrated on four areas during the period. First, I looked at innovators and unit growers because these companies use unit growth to increase earnings and don't have to rely on price increases. Technology, health care and telecommunications fall within these areas. Second were the interest-sensitive sectors that benefited from low interest rates, including mortgage companies, insurance, finance and construction. Third, I looked at global growers - companies with proprietary advantages, such as low costs or unique distribution channels and strong brands - which are seizing market share on a global basis. Fourth were the acquisitive companies in consolidating industries. Certain industries have stopped growing, but certain companies have been able to show great earnings growth by acquiring market share and paring costs.

Q. PHILIP MORRIS IS THE FUND'S LARGEST STOCK HOLDING. WHAT IS YOUR POSITION ON TOBACCO STOCKS?

G.V. I own tobacco stocks because they operate a profitable business that historically has offered above-average returns to shareholders over the long term. In the past, the stocks have provided better-than-average earnings growth, lower-than-average price-to-earnings ratios and high yields. Nothing this year has changed that. We have determined that the tobacco stocks are selling at a "litigation discount" in excess of any reasonable estimate of potential liabilities. The cost of the proposed settlement is high, but should be passed completely along to consumers.

Q. STOCK VALUATIONS WERE QUITE HIGH. WHY WAS THAT, AND WILL THEY STAY INFLATED?

G.V. We had a nearly perfect investing environment during the period - experiencing growth without inflation. Accelerating inflation is usually the killer of all bond and equity bull markets, but inflation just kept receding as the economic expansion continued. During the worst bear market I ever encountered - the 1973-1974 bear that took prices down about 50% -everything that could go wrong did go wrong. Today is an environment where everything that could go right has gone right - from a declining budget deficit, to falling inflation, to surging earnings, to big flows into mutual funds and rising consumer confidence. If any of these factors change for the worse, valuations should deflate. My biggest concern going forward is that the low level of inflation and pricing power in a strong economy will deteriorate to deflation in a slowing or contracting economy, thereby leading to sizable earnings declines.

Q. CHARLIE, WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND'S BOND INVESTMENTS?

C.M. For most of the period, I focused on positioning the bond portion of the portfolio more aggressively by increasing its weighting in corporate and mortgage-backed securities, while decreasing the percentage held in Treasuries. Part of that move was accomplished with Dick's reallocation of assets away from bonds. In reducing the fund's stake in bonds, I sold Treasuries. At the same time, I tended to focus any new purchases on investments that offered a yield advantage over Treasuries. Specific areas of focus included BBB-rated corporate bonds and commercial mortgage-backed securities.

Q. WHAT KINDS OF BONDS DID YOU FOCUS ON IN THE CORPORATE MARKET?

C.M. One area of interest over the period was in the bank market. I continued to add long-term bank paper in the form of capital securities. Last fall, the Federal Reserve Board ruled that domestic banking companies could issue capital securities, which offered the banks significant tax advantages, as well as the opportunity to strengthen their balance sheets. Numerous banks took advantage of this opportunity and inundated the market with these securities. The large amount of supply in a relatively concentrated period of time allowed us to purchase many capital securities at cheap levels. This market has performed well following the initial supply.

Q. JOHN, WHAT HAS THE BACKDROP FOR THE SHORT-TERM AND MONEY MARKETS BEEN LIKE SINCE YOU CAME ON BOARD?

J.T. As Dick pointed out, the Fed raised the fed funds rate at its March meeting, but then chose not to continue to raise rates at its late May meeting. For now, the Fed appears to be in a holding pattern. Some believe that the Fed has abandoned the notion of being pre-emptive - seeking to head off inflation before it actually appears - and instead will respond only to actual evidence of inflation rather than trying to respond to underlying inflationary pressures.

Q. WHAT SORT OF STRATEGY DID YOU PURSUE?

J.T. Because Fed Chairman Alan Greenspan warned that the Fed might raise rates, I reduced the short-term/money market portion's average maturity to about 50 days in the first quarter. Once the market adjusted to the new, higher rate level and expectations of further Fed interest rate increases were built into the yield curve, the maturity was extended. That's because many longer-maturity instruments were attractively valued because their prices and yields reflected a more aggressive Fed interest rate posture than I felt was likely.

Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?

D.H. I believe that a lack of pricing power, among other things, makes it clear that corporations are not operating with a very strong wind at their backs. At the same time, U.S. companies - helped by advances in technology that help cut costs - are operating very efficiently, leading to many positive earnings surprises. I don't see much that would change that over the near future. Still, the economic pattern over the past year has been like a seesaw. That is, the economy has grown in spurts, picking up for one quarter then tailing off into weakness during the next. If the economy shows sustained strength, interest rates could rise and put some pressure on the markets. On the other hand, one could argue that rates might fall because inflation is at such a low level. As always, we'll have to wait and see what the future holds.

FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of June 30, 1997, more than $4 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 61.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.2%
AEROSPACE & DEFENSE - 0.9%
Boeing Co.   625,500 $ 33,190,594
Gulfstream Aerospace Corp. (a)  44,000  1,298,000
  34,488,594
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   258,800  13,198,800
SHIP BUILDING & REPAIR - 0.0%
Avondale Industries, Inc. (a)   21,600  453,600
Newport News Shipbuilding, Inc.   62,300  1,210,956
  1,664,556
TOTAL AEROSPACE & DEFENSE   49,351,950
BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 2.2%
Air Products & Chemicals, Inc.   74,500  6,053,125
du Pont (E.I.) de Nemours & Co.   848,100  53,324,288
Raychem Corp.   242,300  18,021,063
Union Carbide Corp.   227,800  10,720,838
  88,119,314
PACKAGING & CONTAINERS - 0.2%
Owens-Illinois, Inc. (a)  227,500  7,052,500
PAPER & FOREST PRODUCTS - 0.6%
Boise Cascade Corp.   145,100  5,123,844
Champion International Corp.   216,900  11,983,725
International Paper Co.   86,200  4,186,088
Willamette Industries, Inc.   29,400  2,058,000
  23,351,657
TOTAL BASIC INDUSTRIES   118,523,471
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.5%
Centex Corp.   89,800  3,648,125
D.R. Horton, Inc.   192,224  1,994,324
Fleetwood Enterprises, Inc.   364,581  10,869,071
Kaufman & Broad Home Corp.   183,700  3,226,231
U.S. Home Corp. (a)  19,700  523,281
  20,261,032
ENGINEERING - 0.2%
Fluor Corp.   143,600  7,924,925
TOTAL CONSTRUCTION & REAL ESTATE   28,185,957
DURABLES - 3.4%
AUTOS, TIRES, & ACCESSORIES - 2.9%
Cummins Engine Co., Inc.   148,500  10,478,531
Dana Corp.   56,900  2,162,200
Discount Auto Parts, Inc. (a)  111,000  2,164,500
Federal-Mogul Corp.   59,500  2,082,500
General Motors Corp.   1,355,090  75,461,574
Gentex Corp. (a)   53,400  1,054,650
Goodyear Tire & Rubber Co.   62,000  3,925,375
Honda Motor Co. Ltd.   99,000  2,979,197
Magna International, Inc. Class A  165,200  9,931,264
Superior Industries International, Inc.   250,300  6,632,950
  116,872,741
CONSUMER ELECTRONICS - 0.1%
Newell Co.   120,600  4,778,775

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.4%
Arena Brands Holdings Corp. Class B  8,445 $ 341,094
Burlington Industries, Inc. (a)  307,100  3,685,200
Liz Claiborne, Inc.  84,700  3,949,138
NIKE, Inc. Class B  116,300  6,789,013
Reebok International Ltd.   18,600  869,550
  15,633,995
TOTAL DURABLES   137,285,511
ENERGY - 5.0%
ENERGY SERVICES - 0.2%
McDermott International, Inc.   275,800  8,049,913
OIL & GAS - 4.8%
Amerada Hess Corp.   119,600  6,645,275
Anadarko Petroleum Corp.   13,100  786,000
Atlantic Richfield Co.   223,500  15,756,750
British Petroleum PLC ADR  396,568  29,693,029
Burlington Resources, Inc.   304,400  13,431,650
Canada Occidental Petroleum Ltd.   5,800  130,229
Chevron Corp.   17,600  1,301,300
Elf Aquitaine SA sponsored ADR  61,800  3,364,238
Enron Oil & Gas Co.   38,400  696,000
Kerr-McGee Corp.   58,100  3,682,088
Louisiana Land & Exploration Co.   239,200  13,664,300
Mobil Corp.  35,200  2,459,600

Noble Affiliates, Inc.   22,800  882,075
Occidental Petroleum Corp.   515,100  12,909,694
Royal Dutch Petroleum Co. Ord.   119,200  6,196,385
Royal Dutch Petroleum Co.   911,600  49,568,250
Santa Fe Energy Resources, Inc. (a)  178,000  2,614,375
Sun Co., Inc.   74,400  2,306,400
Tosco Corp.   545,700  16,336,894
Total SA:
 Class B  30,733  3,104,555
 sponsored ADR  89,837  4,547,998
Union Pacific Resources Group, Inc.  40,600  1,009,925
  191,087,010
TOTAL ENERGY  199,136,923
FINANCE - 13.0%
BANKS - 0.4%
Canadian Imperial Bank of Commerce  5,000  126,028
Credit Suisse Group (Reg.)  63,600  8,159,425
NationsBank Corp.  87,500  5,643,750
  13,929,203
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  200,000  3,700,000
CREDIT & OTHER FINANCE - 1.1%
Fleet Financial Group, Inc.   710,900  44,964,425
FEDERAL SPONSORED CREDIT - 6.6%
Federal Home Loan Mortgage
Corporation  2,427,100  83,431,563
Federal National Mortgage Association  4,189,890  182,783,951
  266,215,514
INSURANCE - 4.4%
AFLAC, Inc.   96,600  4,564,350
Aegon NV (Reg.)  97,743  6,848,119
Allmerica Financial Corp.   126,900  5,060,138
Allstate Corp.   704,300  51,413,900
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
American International Group, Inc.   265,000 $ 39,584,375
CIGNA Corp.   40,500  7,188,750
Equitable of Iowa Companies   15,100  845,600
General Re Corp.   66,000  12,012,000
Loews Corp.   43,400  4,345,425
MGIC Investment Corp.   306,700  14,702,431
Nationwide Financial Services, Inc.
 Class A  14,400  382,500
PMI Group, Inc.   112,500  7,017,188
Provident Companies, Inc.   9,600  513,600
Providian Financial Corp. (a)  242,500  7,790,313
Reliastar Financial Corp.   42,081  3,077,173
Torchmark Corp.   142,300  10,138,875
Travelers Property Casualty Corp.
 Class A  34,500  1,375,688
UNUM Corp.   25,200  1,058,400
  177,918,825
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.   131,400  9,198,000
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.   219,800  6,223,088
TOTAL FINANCE   522,149,055
HEALTH - 4.8%
DRUGS & PHARMACEUTICALS - 1.7%
American Home Products Corp.   10,700  818,550
Amgen, Inc.   211,800  12,310,875
Astra AB Class A Free shares  1,038,801  19,374,080
Merck & Co., Inc.   51,900  5,371,650
Novartis AG (Reg.)  9,900  15,810,195
Schering-Plough Corp.   339,100  16,234,413
  69,919,763
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
Allegiance Corp.   20,180  549,905
Bard (C.R.), Inc.   99,000  3,594,938
Baxter International, Inc.   42,100  2,199,725
Biomet, Inc.   235,100  4,378,738
Boston Scientific Corp. (a)  12,000  737,250
Johnson & Johnson  26,900  1,731,688
St. Jude Medical, Inc. (a)  272,000  10,608,000
  23,800,244
MEDICAL FACILITIES MANAGEMENT - 2.5%
Columbia/HCA Healthcare Corp.   1,730,050  68,012,591
Health Management Associates, Inc.
 Class A (a)  12,900  367,650
Humana, Inc. (a)  465,400  10,762,375
Tenet Healthcare Corp. (a)  317,600  9,389,050
United HealthCare Corp.   198,300  10,311,600
  98,843,266
TOTAL HEALTH   192,563,273
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)  158,900  5,660,813
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
ELECTRICAL EQUIPMENT - 0.7%
Emerson Electric Co.   59,200  3,259,700
General Electric Co.   268,400  17,546,650

 SHARES VALUE (NOTE 1)

Scientific-Atlanta, Inc.   135,300 $ 2,959,688
Sensormatic Electronics Corp.   46,200  594,825
Westinghouse Electric Corp.   205,600  4,754,500
  29,115,363
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Caterpillar, Inc.   118,700  12,745,413
JLK Direct Distribution, Inc. Class A  1,000  25,625
Ultratech Stepper, Inc. (a)   150,000  3,431,250
  16,202,288
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.   143,400  4,768,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   50,085,701
MEDIA & LEISURE - 1.9%
BROADCASTING - 0.1%
Cox Communications, Inc. Class A (a)  35,500  852,000
HSN, Inc. (a)  27,045  845,156
TCI Group Class A  118,900  1,768,638
  3,465,794
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary unit)  10,200  446,250
Royal Caribbean Cruises Ltd.   64,200  2,242,988
  2,689,238
LEISURE DURABLES & TOYS - 0.4%
Nintendo Co. Ltd. Ord.   208,400  17,450,738
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 warrants 7/29/98 (a)  38,400  48,000
Circus Circus Enterprises, Inc. (a)  319,300  7,862,763
Fitzgeralds South, Inc. warrants
 3/15/99 (a)(d)  420  -
HFS, Inc. (a)   56,100  3,253,800
Harrah's Entertainment, Inc. (a)  148,600  2,711,950
Mirage Resorts, Inc. (a)  317,000  8,004,250
Sun International Hotels Ltd. Ord. (a)  152,600  5,636,663
  27,517,426
PUBLISHING - 0.1%
Cognizant Corp.   89,200  3,612,600
RESTAURANTS - 0.5%
Brinker International, Inc. (a)    107,000  1,524,750
Lone Star Steakhouse Saloon (a)  79,100  2,056,600
McDonald's Corp.   334,700  16,170,194
Papa John's International, Inc. (a)  29,300  1,076,775
  20,828,319
TOTAL MEDIA & LEISURE   75,564,115
NONDURABLES - 6.0%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   36,300  971,025
TOBACCO - 6.0%
Philip Morris Companies, Inc.   4,715,400  209,245,875
RJR Nabisco Holdings Corp.   925,330  30,535,890
UST, Inc.   42,400  1,176,600
  240,958,365
TOTAL NONDURABLES   241,929,390
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   34,800 $ 757,426
Newmont Mining Corp.   29,905  1,166,295
  1,923,721
RETAIL & WHOLESALE - 4.8%
APPAREL STORES - 0.3%
Gap, Inc.   80,600  3,133,325
TJX Companies, Inc.   273,400  7,210,925
  10,344,250
DRUG STORES - 0.0%
CVS Corp.   37,500  1,921,875
GENERAL MERCHANDISE STORES - 1.6%
Federated Department Stores, Inc. (a)   229,900  7,989,025
Proffitts, Inc. (a)  7,800  342,225
Wal-Mart Stores, Inc.   1,719,300  58,133,831
  66,465,081
GROCERY STORES - 0.2%
Safeway, Inc. (a)  186,900  8,620,763
RETAIL & WHOLESALE, MISCELLANEOUS - 2.7%
Circuit City Stores, Inc. -
 CarMax Group  21,900  313,444
Corporate Express, Inc.   149,600  2,159,850
Home Depot, Inc. (The)  732,000  50,462,250
Lowe's Companies, Inc.   623,600  23,151,150
Officemax, Inc. (a)  425,600  6,144,600
Office Depot, Inc. (a)  66,200  1,286,763
Rex Stores Corp. (a)  51,900  525,488
Staples, Inc. (a)   177,800  4,133,850
Toys "R" Us, Inc. (a)  356,300  12,470,500
U.S. Office Products Co. (a)  122,000  3,728,625
Viking Office Products, Inc. (a)  169,300  3,216,700
  107,593,220
TOTAL RETAIL & WHOLESALE   194,945,189
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.  19,100  1,171,069
LEASING & RENTAL - 0.0%
Hanover Compressor Co.   2,600  50,700
PRINTING - 0.0%

Donnelley (R.R.) & Sons Co.   4,800  175,800
SERVICES - 0.0%
PEAPOD, Inc.   8,400  94,500
TOTAL SERVICES   1,492,069
TECHNOLOGY - 9.7%
COMMUNICATIONS EQUIPMENT - 0.6%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  15,900  401,475
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  130,100  16,284,072
Andrew Corp.   48,300  1,358,438
Cisco Systems, Inc. (a)  64,600  4,336,275
Nokia Corp. AB sponsored ADR  28,200  2,079,750
  24,460,010
COMPUTER SERVICES & SOFTWARE - 1.8%
American Management Systems, Inc. (a)  21,000  561,750
Automatic Data Processing, Inc.   195,300  9,179,100

 SHARES VALUE (NOTE 1)
CUC International, Inc.   140,500 $ 3,626,656
Ceridian Corp. (a)  125,300  5,293,925
CompUSA, Inc. (a)  82,400  1,771,600
Electronic Data Systems Corp.   341,600  14,005,600
First Data Corp.   254,300  11,173,306
Microsoft Corp. (a)   91,500  11,563,313
Netscape Communications Corp. (a)  22,100  708,581
Oracle Systems Corp. (a)  158,500  7,984,438
Paychex, Inc.   127,200  4,833,600
Policy Management Systems Corp. (a)  94,400  4,436,800
  75,138,669
COMPUTERS & OFFICE EQUIPMENT - 3.3%
Bay Networks, Inc. (a)  199,300  5,293,906
Compaq Computer Corp. (a)  298,100  29,586,425
Hewlett-Packard Co.   133,900  7,498,400
Ingram Micro, Inc. Class A (a)  26,900  648,963
International Business Machines Corp.   809,700  73,024,819
SCI Systems, Inc. (a)  189,700  12,093,375
Tech Data Corp. (a)   155,200  4,879,100
  133,024,988
ELECTRONIC INSTRUMENTS - 1.0%
Applied Materials, Inc. (a)   115,600  8,185,925
Cognex Corp. (a)  67,300  1,783,450
KLA Instruments Corp. (a)   24,200  1,179,750
Lam Research Corp. (a)  158,700  5,881,819
Novellus Systems, Inc. (a)   91,400  7,906,100
Teradyne, Inc. (a)  125,700  4,933,725
Thermo Electron Corp. (a)  141,300  4,804,200
Varian Associates, Inc.   80,800  4,383,400
  39,058,369
ELECTRONICS - 3.0%
AMP, Inc.   458,700  19,150,725
Atmel Corp. (a)   28,700  803,600
Intel Corp.   216,500  30,702,406
Methode Electronics, Inc. Class A  129,500  2,573,813
Microchip Technology, Inc. (a)  25,350  754,163
Micron Technology, Inc.  527,300  21,059,044
Molex, Inc.   83,000  2,894,625
Motorola, Inc.   17,200  1,307,200
Solectron Corp. (a)   393,700  27,559,000
Storage Technology Corp. (a)  67,400  2,999,300
Texas Instruments, Inc.   105,100  8,834,969
Thomas & Betts Corp.   5,000  262,813
  118,901,658
TOTAL TECHNOLOGY   390,583,694
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.1%
Continental Airlines, Inc. Class B (a)  31,300  1,093,544
Delta Air Lines, Inc.  21,200  1,738,400
Northwest Airlines Corp. Class A (a)  50,600  1,840,575
  4,672,519
RAILROADS - 0.4%
Bombardier, Inc. Class B  119,200  2,702,321
Burlington Northern Santa Fe Corp.  52,600  4,727,425
CSX Corp.   164,860  9,149,730
  16,579,476
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
SHIPPING - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  105,500 $ 2,044,063
Stolt-Nielsen SA  31,300  590,788
  2,634,851
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc.   25,200  589,050
Yellow Corp. (a)  107,300  2,400,838
  2,989,888
TOTAL TRANSPORTATION   26,876,734
UTILITIES - 5.5%
CELLULAR - 1.8%
AirTouch Communications, Inc. (a)   734,100  20,095,988
360 Degrees Communications Co. (a)  35,900  614,788
Vodafone Group PLC sponsored ADR  620,800  30,070,000
Vodafone Group PLC  4,810,755  23,464,799
  74,245,575

ELECTRIC UTILITY - 0.2%
American Electric Power Co., Inc.   59,700  2,507,400
Entergy Corp.   181,000  4,954,875
  7,462,275
GAS - 0.1%
Enron Corp.   81,200  3,313,975
TELEPHONE SERVICES - 3.4%
AT&T Corp.    215,200  7,545,450
Ameritech Corp.  196,400  13,342,925
Bell Atlantic Corp.   141,700  10,751,488
BellSouth Corp.    332,000  15,396,500
Deutsche Telekom AG  82,400  1,978,450
MCI Communications Corp.   668,600  25,594,844
NextLink Communications, Inc.
 warrants 2/1/09 (a)  43,900  439
NYNEX Corp.    274,500  15,818,063
Qwest Communications
 International, Inc.  5,100  138,975
SBC Communications, Inc.  267,900  16,576,313
Sprint Corp.   531,200  27,954,400
WorldCom, Inc. (a)  72,600  2,323,200
 137,421,047
TOTAL UTILITIES   222,442,872
TOTAL COMMON STOCKS
 (Cost $1,979,750,356)   2,458,700,438
PREFERRED STOCKS - 1.0%
CONVERTIBLE PREFERRED STOCKS - 0.0%
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp.
 $3.52 pay-in-kind (a)   20,000  405,000
NONCONVERTIBLE PREFERRED STOCKS - 1.0%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Walden Residential Properties,
 Inc. 9.20%  49,000  1,237,250

 SHARES VALUE (NOTE 1)
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.0%
American Annuity Group Capital
 Trust II 8 3/4%  1,490 $ 1,482,550
SAVINGS & LOANS - 0.1%
California Federal Preferred Capital
 Corp. 9 1/8%  156,890  4,000,695
TOTAL FINANCE   5,483,245
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Fresenius Medical Care Capital
 Trust 9%  1,381  1,415,180
MEDIA & LEISURE - 0.7%
BROADCASTING - 0.6%
American Radio Systems Corp.
 11.375% pay-in-kind  27,126  2,888,919
Cablevision System Corp. 11 1/8%
 depositary shares pay-in-kind  49,472  4,971,936
PanAmSat Corp. 12 3/4% pay-in-kind  202  246,440
SFX Broadcasting, Inc. 12 5/8%  29,474  3,175,824
Sinclair Capital 11 5/8% (d)  28,380  2,994,090
Time Warner, Inc., Series M, 10 1/4%
 pay-in-kind  8,770  9,690,850
 23,968,059
PUBLISHING - 0.1%
K-III Communications Corp.:
 Series B, $11.625 pay-in-kind  1,750  190,969
 Series D, $10  31,050  3,128,288
  3,319,257
TOTAL MEDIA & LEISURE   27,287,316
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B, 14 7/8%  5,100  510,000
UTILITIES - 0.1%
TELEPHONE SERVICES - 0.1%
NextLink Communications, Inc.
 14% pay-in-kind  45,453  2,352,193
TOTAL NONCONVERTIBLE PREFERRED STOCKS   38,285,184
TOTAL PREFERRED STOCKS
 (Cost $37,307,667)   38,690,184
NONCONVERTIBLE CORPORATE BONDS - 17.1%
 MOODY'S PRINCIPAL
 RATINGS (C) AMOUNT
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.0%
Be Aerospace, Inc. 9 7/8%,
 2/1/06 B2 $ 270,000  284,175
Rohr, Inc. 11 5/8%, 5/15/03 Ba3  340,000  378,250
  662,425
DEFENSE ELECTRONICS - 0.1%
Tracor, Inc. 8 1/2%, 3/1/07  B1  1,170,000  1,181,700
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - CONTINUED
SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding, Inc.:
 8 5/8%, 12/1/06 Ba2 $ 920,000 $ 949,900
 9 1/4%, 12/1/06 B1  3,830,000  3,992,775
  4,942,675
TOTAL AEROSPACE & DEFENSE   6,786,800
BASIC INDUSTRIES - 0.7%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee
 9 3/4%, 10/1/03 B1  1,270,000  1,289,050
Foamex LP/Foamex Capital Corp.
 9 7/8%, 6/15/07 (d) B3  320,000  324,000
General Chemical Corp.
 9 1/4%, 8/15/03 B2  1,320,000  1,349,700
Pioneer Americas Acquisition
 Corp. 9 1/4%, 6/15/07 (d) B1  200,000  197,000
Praxair, Inc. 6.90%, 11/1/06 A3  4,000,000  3,949,200
Sterling Chemicals Holdings,
 Inc. 11 1/4%, 4/1/07 B3  1,870,000  1,982,200
  9,091,150
IRON & STEEL - 0.1%
Neenah Corp. 11 1/8%,
 5/1/07 (d) B3  1,690,000  1,791,400
METALS & MINING - 0.0%
Well Aluminum Corp.
 10 1/8%, 6/1/05 (d) B2  80,000  82,400
PACKAGING & CONTAINERS - 0.2%
BWAY Corp. 10 1/4%,
 4/15/07 (d) B2  1,490,000  1,601,750
Owens-Illinois, Inc.:
 7.85%, 5/15/04 Ba1  1,180,000  1,196,225
 9.95%, 10/15/04 Ba3  3,030,000  3,211,800
 8.10%, 5/15/07 Ba1  940,000  952,925
Silgan Holdings, Inc.
 9%, 6/1/09 (d) B1  2,060,000  2,075,450
  9,038,150
PAPER & FOREST PRODUCTS - 0.2%
Asia Pulp & Paper Finance II
 Mauritius Ltd. 12%,
 3/15/04 (d) B3  860,000  881,500
Florida Coast Paper Co. LLC/
 Florida Coast Paper Finance
 Corp., Series B, 12 3/4%,
 6/1/03 Caa  900,000  929,250
Gaylord Container Corp.
 11 1/2%, 5/15/01 B3  220,000  231,275
Repap Wisconsin, Inc.:
 9 1/4%, 2/1/02 B2  1,780,000  1,788,900
 9 7/8%, 5/1/06 Caa  190,000  191,425
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 Caa  690,000  650,325
Riverwood International Corp.
 10 1/4%, 4/1/06 B3  1,730,000  1,704,050

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Stone Container Corp.
 10 3/4%, 10/1/02 B1 $2,540,000 $2,679,700
  9,056,425
TOTAL BASIC INDUSTRIES 29,059,525
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Building Materials Corp. of
 America 0%, 7/1/04 (b) B1  3,790,000  3,448,900
Falcon Building Products, Inc.
 9 1/2%, 6/15/07 (d) B3  90,000  89,325
Nortek, Inc. 9 1/4%, 3/15/07 Ba3  790,000  805,800
 4,344,025
CONSTRUCTION - 0.1%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 Ba3  1,950,000  2,130,375
REAL ESTATE - 0.0%
Iron Mountain, Inc. 10 1/8%,
 10/1/06 B3  1,050,000  1,115,625
TOTAL CONSTRUCTION & REAL ESTATE   7,590,025
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Aftermarket Technology Corp.
 12%, 8/1/04 B3  1,313,000  1,463,995
Blue Bird Body Co. 10 3/4%,
 11/15/06 B2  1,545,000  1,637,700
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (d) B2  390,000  413,400
Tennessee Gas Pipeline Co.
 7%, 3/15/27 Baa3  2,630,000  2,628,422
  6,143,517
HOME FURNISHINGS - 0.1%
Interlake Corp. 12 1/8%,
 3/1/02 B3  2,470,000  2,587,325
Knoll, Inc. 10 7/8%,
 3/15/06 B1  623,000  689,194
  3,276,519
TEXTILES & APPAREL - 0.3%
GFSI, Inc. 9 5/8%, 3/1/07 (d) B3  2,480,000  2,504,800
Levi Strauss & Co. 7%,

 11/1/06 (d) Baa2  7,700,000  7,616,840
  10,121,640
TOTAL DURABLES   19,541,676
ENERGY - 0.9%
ENERGY SERVICES - 0.3%
Falcon Drilling, Inc. 9 3/4%,
 1/15/01 Ba3  930,000  953,250
Parker Drilling Co. 9 3/4%,
 11/15/06 B1  310,000  323,950
Petroliam Nasional BHD yankee
 7 1/8%, 10/18/06 (d) A1  7,000,000  7,023,870
Pride Petroleum Services, Inc.
 9 3/8%, 5/1/07 Ba3  1,690,000  1,749,150
  10,050,220
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 0.6%
Energy Corp. America 9 1/2%,
 5/15/07 (d) B2 $ 2,800,000 $ 2,758,000
Flores & Rucks, Inc. 9 3/4%,
 10/1/06 B3  1,780,000  1,860,100
Forcenergy, Inc. 8 1/2%,
 2/15/07 B2  1,300,000  1,270,750
Gulf Canada Resources Ltd.
 yankee 9 5/8%, 7/1/05 Ba2  990,000  1,060,538
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  2,680,000  2,642,105
Occidental Petroleum Corp.:
 10.94%, 5/17/00 Baa3  2,700,000  2,989,575
 6.39%, 11/9/00 Baa3  1,000,000  987,290
 8 1/2%, 11/9/01 Baa2  1,251,000  1,325,022
Ocean Energy, Inc. 8 7/8%,
 7/15/07 (d) B3  1,860,000  1,860,000
Pennzoil Co. 9 5/8%,
 11/15/99 Baa3  2,260,000  2,407,827
Petsec Energy, Inc. 9 1/2%,
 6/15/07 (d) B3  190,000  190,000
Ras Laffan Liquid Natural
 Gas Co. Ltd. yankee
 7.628%, 9/15/06 (d) A3  4,880,000  4,942,513
United Refining Co. 10 3/4%,
 6/15/07 (d) B2  760,000  752,400
  25,046,120
TOTAL ENERGY   35,096,340
FINANCE - 6.4%
ASSET-BACKED SECURITIES - 1.1%
Airplanes Pass Through Trust
 10 7/8%, 3/15/19 Ba2  8,550,000  9,875,250
Caterpillar Financial Asset Trust
 6.55%, 5/22/02 A3  880,000  881,925
CPS Auto Grantor Trust
 6.55%, 12/15/02 Aaa  3,269,748  3,276,900
Green Tree Financial Corp.:
 6 1/2%, 6/15/27 Aaa  1,800,000  1,803,924
 6.80%, 6/15/27 Aaa  1,900,000  1,909,500
 6.45%, 9/15/28 Aaa  3,640,000  3,629,763
Olympic Automobile Receivables
 Trust:
  6.40%, 9/15/01 Aaa  4,550,000  4,561,577
  6.70%, 3/15/02 Aaa  2,150,000  2,159,407
Premier Auto Trust:
 8.05%, 4/4/00 Aaa  6,804,000  6,914,565
 6%, 5/6/00  Aaa  2,320,000  2,317,819
WFS Financial Owner Trust
 6.55%, 10/20/04  Aaa  4,430,000  4,417,984
  41,748,614
BANKS - 1.7%
ABN Amro Bank NV 6 5/8%,
 10/31/01 Aa3  7,000,000  6,971,090
Banc One Corp. 6.70%,
 3/24/00 Aa3  4,500,000  4,520,970

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BanPonce Financial Corp.
 7.72%, 4/13/00 A3 $ 2,000,000 $ 2,042,740
BanPonce Corp. 6.665%,
 3/5/01 A3  4,450,000  4,428,952
BanPonce Trust I 8.327%,
 2/1/27 (d) Baa1  6,450,000  6,518,241
Capital One Bank:
 6.74%, 5/31/99 Baa3  4,000,000  4,005,080
 7.20%, 7/19/99 Baa3  8,000,000  8,093,760
 6.42%, 11/12/99 Baa3  4,900,000  4,874,275   8 1/8%, 3/1/00 Baa3
1,500,000  1,550,250
Den Danske Bank AS
 7.40%, 6/15/10 (d)(g) A1  4,580,000  4,576,611
Korea Development Bank yankee
 7 1/4%, 5/15/06 A1  5,660,000  5,614,890
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  3,000,000  3,089,550
NB Capital Trust IV 8 1/4%,

 4/15/27 A1  4,000,000  4,098,960
Signet Bank 7.80%, 9/15/06 Baa1  3,000,000  3,097,440
Signet Banking Corp.
 9 5/8%, 6/1/99 Baa2  790,000  831,981
Summit Bancorp. 8 5/8%,
 12/10/02 BBB  1,730,000  1,855,269
Union Planters National Bank
 6.81%, 8/20/01 A3  3,500,000  3,504,375
  69,674,434
CREDIT & OTHER FINANCE - 3.0%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  7,500,000  7,477,950
 6.39%, 1/22/99 Baa3  1,520,000  1,522,918
 6.26%, 2/18/99 Baa3  8,000,000  7,983,120
 6.16%, 12/3/99 Baa3  2,750,000  2,720,328
Ahmanson Capital Trust I
 8.36%, 12/1/26 (d) Baa3  4,250,000  4,285,488
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  2,600,000  2,656,368
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  6,500,000  6,483,750
Chrysler Financial Corp.
 6 3/8%, 1/28/00 A3  7,600,000  7,577,200
Finova Capital Corp.:
 6.44%, 11/6/01 Baa1  5,500,000  5,422,780
 6.12%, 5/28/02 Baa1  2,000,000  1,936,840
First Security Capital I
 8.41%, 12/15/26 A3  1,690,000  1,722,887
Ford Motor Credit Co.:
 5.73%, 2/23/00 A1  3,250,000  3,185,423
 6.65%, 5/22/00 A1  9,000,000  9,008,910
 5.68%, 2/15/01 A1  5,000,000  4,835,000
 6.57%, 3/19/01 A1  700,000  696,220
 7%, 9/25/01 A1  12,500,000  12,605,500
General Electric Capital Corp.
 6.94%, 4/13/09 (f) Aaa  7,000,000  7,065,870
General Motors Acceptance
 Corp. 5 5/8%, 2/1/99 A3  5,000,000  4,947,250
GreenPoint Capital Trust I
 9.10%, 6/1/27 (d) Ba1  1,200,000  1,207,200
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Heller Financial, Inc.
 7 7/8%, 11/1/99 A2 $ 5,050,000 $ 5,187,461
Household Finance Corp.
 5.7825%, 6/4/98 (g) A2  12,500,000  12,500,000
KeyCorp Institutional Capital
 Series A, 7.826%, 12/1/26 A1  3,600,000  3,496,356
Nordstrom Credit, Inc.
 7 1/4%, 4/30/02 A2  3,500,000  3,558,450
TransAmerican Energy Corp.
 11 1/2%, 6/15/02 (d) B3  230,000  224,250
Triton Energy Ltd./Triton Energy
 Corp. 9 1/4%, 4/15/05 Ba2  930,000  984,638
  119,292,157
INSURANCE - 0.2%
Reliance Group:
 9%, 11/15/00 Ba3  180,000  185,400
 9 3/4%, 11/15/03 B1  3,390,000  3,534,075
SunAmerica, Inc. 6.20%,
 10/31/99 Baa1  5,500,000  5,461,005
  9,180,480
SAVINGS & LOANS - 0.4%
Bank UTD Corp. 8 7/8%,
 5/1/07 Ba3  3,760,000  3,886,900
Chevy Chase Savings Bank FSB
 9 1/4%, 12/1/08 B1  2,410,000  2,416,025
First Nationwide Holdings, Inc.
 10 5/8%, 10/1/03 Ba3  1,050,000  1,139,250
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B3  3,530,000  3,935,950
Great Western Financial Corp.
 8.60%, 2/1/02 Baa1  2,000,000  2,131,500
Long Island Savings Bank FSB
 7%, 6/13/02 Baa3  2,500,000  2,503,125
  16,012,750
TOTAL FINANCE   255,908,435
HEALTH - 0.5%
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
McKesson Corp. 6.60%,
 3/1/00 (d)  A3  4,570,000  4,574,570
MEDICAL FACILITIES MANAGEMENT - 0.4%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  4,500,000  4,515,615
 6 7/8%, 7/15/01 A2  2,000,000  2,010,400
Integrated Health Services, Inc.
 9 1/2%, 9/15/07 (d) B1  1,300,000  1,329,250
Tenet Healthcare Corp.:
 8%, 1/15/05 Ba1  280,000  280,000
 10 1/8%, 3/1/05 Ba3  3,760,000  4,098,400
 8 5/8%, 1/15/07 Ba3  5,120,000  5,196,800

  17,430,465
TOTAL HEALTH   22,005,035

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
HOLDING COMPANIES - 0.2%
Norfolk Southern Corp.
 7.05%, 5/1/37 Baa1 $ 6,610,000 $ 6,708,753
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Continental Global Group, Inc.
 11%, 4/1/07 (d) B2  730,000  766,500
Exide Corp. 10%, 4/15/05 B1  825,000  853,875
Goss Graphic System, Inc.
 12%, 10/15/06 B2  1,890,000  2,079,000
  3,699,375
POLLUTION CONTROL - 0.1%
Allied Waste of North America,
 Inc. 10 1/4%, 12/1/06 (d) B3  1,990,000  2,129,300
WMX Technologies, Inc.
 7.10%, 8/1/26 A3  2,700,000  2,751,219
  4,880,519
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   8,579,894
MEDIA & LEISURE - 2.8%
BROADCASTING - 1.8%
Adelphia Communications Corp.:
 9 1/2%, 2/15/04 B3  4,130,000  3,923,500
 9 7/8%, 3/1/07 (d) -  1,020,000  984,300
Cablevision System Corp.:
 9 1/4%, 11/1/05 B2  1,370,000  1,407,675
 9 7/8%, 5/15/06 B2  1,330,000  1,413,125
 sr. sub. deb. 9 7/8%,
  2/15/13 B2  340,000  357,850
Capstar Radio Broadcasting
 Partners, Inc. (d):
 9 1/4%, 7/1/07  -  2,930,000  2,834,775
 0%, 2/1/09 (b) CCC  600,000  385,500
Diamond Cable Communications
 PLC yankee (b):
 0%, 9/30/04  B3  2,320,000  1,873,400
 0%, 2/15/07 (d)  -  1,930,000  1,083,213
Echostar Communications Corp.
 secured discount 0%,
 6/1/04 (b) B2  2,320,000  1,948,800
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (b) Caa  1,600,000  1,136,000
Echostar DBS Corp. 12 1/2%,
 7/1/02 (d) Caa  930,000  921,863
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  710,000  718,875
 9 3/8%, 12/1/05 B3  265,000  255,063
Intermedia Capital Partners IV LP/
 Intermedia Partners IV Capital
 Corp. 11 1/4%, 8/1/06 B2  890,000  957,863
International Cabletel, Inc.:
 0%, 2/1/06 (b) B3  1,480,000  1,021,200
 10%, 2/15/07 (d) -  2,480,000  2,504,800
Jacor Communications Co.
 8 3/4%, 6/15/07 (d) B2  250,000  246,875
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Lenfest Communications, Inc.
 8 3/8%, 11/1/05 Ba3 $ 2,500,000 $ 2,462,500
Olympus Communications LP/
 Olympus Capital Corp.
 10 5/8%, 11/15/06 B1  1,070,000  1,118,150
Rogers Cablesystems Ltd. yankee
 11%, 12/1/15 B2  1,800,000  1,971,000
SCI Television, Inc. secured
 11%, 6/30/05 Ba1  1,480,000  1,561,400
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  1,870,000  2,014,925
TCI Communication, Inc.:
 7 1/4%, 6/15/99 Ba1  8,590,000  8,655,628
 6.46%, 3/6/00 Ba1  6,570,000  6,462,186
TCI Communications Financing
 III 9.65%, 3/31/27 Ba3  3,480,000  3,644,743
Tele Communications, Inc.
 9 1/4%, 4/15/02  Ba1  3,000,000  3,219,060
Telemundo Group, Inc.
 7%, 2/15/06 (f) B1  4,170,000  3,992,775
Telewest PLC 0%, 10/1/07 (b) B1  4,860,000  3,511,350
Time Warner, Inc.:
 7.95%, 2/1/00 Ba1  7,810,000  8,029,383
 7 3/4%, 6/15/05 Ba1  2,150,000  2,184,938
 9.15%, 2/1/23 Ba1  1,020,000  1,126,580
  73,929,295
ENTERTAINMENT - 0.1%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 (d) B2  1,560,000  1,583,400
Cinemark USA, Inc.

 9 5/8%, 8/1/08 B2  340,000  345,100
Viacom, Inc. 8%, 7/7/06 B1  3,470,000  3,365,900
 5,294,400
LEISURE DURABLES & TOYS - 0.1%
Coleman Escrow Corp.
 secured 1st priority
 0%, 5/15/01 (d) B3  3,000,000  1,890,000
LODGING & GAMING - 0.4%
American Skiing Co.
 12%, 7/15/06 B3  2,600,000  2,730,000
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2  2,125,000  2,063,906
Courtyard by Marriott II LP/
 Courtyard II Finance Co.,
 Series B, 10 3/4%, 2/1/08 B-  1,190,000  1,288,175
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  4,730,000  4,777,300
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  1,620,000  1,688,850
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  330,000  349,800
Horseshoe Gaming LLC
 9 3/8%, 6/15/07 (d) B3  480,000  483,000

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Prime Hospitality Corp.
 9 3/4%, 4/1/07 - $ 1,880,000 $ 1,978,700
Sun International Hotels Ltd./Sun
 International North America,
 Inc. yankee 9%, 3/15/07 Ba3  1,810,000  1,837,150
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  580,000  648,150
  17,845,031
PUBLISHING - 0.2%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  490,000  453,250
News America Holdings, Inc.
 7.70%, 10/30/25 Baa3  5,310,000  5,028,145
Sun Media Corp. (d):
 yankee 9 1/2%, 2/15/07 B3  1,200,000  1,212,000
 9 1/2%, 5/15/07 B3  370,000  373,700
  7,067,095
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%,
 6/1/02 B3  2,630,000  2,695,750
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  5,500,000  5,720,000
  8,415,750
TOTAL MEDIA & LEISURE   114,441,571
NONDURABLES - 0.5%
FOODS - 0.2%
Chiquita Brands International, Inc.:
 9 5/8%, 1/15/04 B1  1,980,000  2,041,875
 10 1/4%, 11/1/06 B1  220,000  233,200
ConAgra, Inc. 7 1/8%,
 10/1/26 Baa1  4,250,000  4,268,870
Specialty Foods Corp.
 11 1/8%, 10/1/02 B3  2,760,000  2,732,400
  9,276,345
HOUSEHOLD PRODUCTS - 0.1%
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  4,120,000  4,387,800
TOBACCO - 0.2%
Philip Morris Companies, Inc.:
 7 1/4%, 9/15/01 A2  4,600,000  4,635,052
 6.95%, 6/1/06 A2  4,420,000  4,434,719
  9,069,771
TOTAL NONDURABLES   22,733,916
RETAIL & WHOLESALE - 1.1%
APPAREL STORES - 0.1%
AnnTaylor, Inc. 8 3/4%,
 6/15/00 B3  2,810,000  2,824,050
Lamonts Apparel, Inc. 10 1/4%,
 11/1/99 pay-in-kind (d)(h) -  2,816,000  112,640
Specialty Retailers, Inc. (d):
 8 1/2%, 7/15/05  Ba3  810,000  807,975
 9%, 7/15/07  B2  80,000  79,600
  3,824,265
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 0.7%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1 $ 4,000,000 $ 3,993,160
 7 1/2%, 7/15/06 Baa1  3,500,000  3,569,545
Federated Department Stores, Inc.:
 10%, 2/15/01  Baa2  8,830,000  9,659,755
 8 1/8%, 10/15/02  Baa2  1,510,000  1,573,148
K Mart Corp.:
 12 1/2%, 3/1/05 Ba3  2,020,000  2,434,100
 7 3/4%, 10/1/12 Ba3  240,000  219,600
 8 1/4%, 1/1/22 Ba3  1,790,000  1,628,900

Michaels Stores, Inc. 10 7/8%,
 6/18/06 Ba2  1,090,000  1,171,750
Parisian, Inc. 9 7/8%, 7/15/03 B1  2,120,000  2,204,800
Penney (J.C.) Co., Inc.
 6.95%, 4/1/00 A2  4,300,000  4,336,206
  30,790,964
GROCERY STORES - 0.3%
Kroger Co. 8.15%, 7/15/06 Baa3  2,250,000  2,372,310
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  1,720,000  1,763,000
 9 5/8%, 5/1/03 B3  3,760,000  3,628,400
 0%, 11/1/03 (b) Caa  1,670,000  1,139,775
Penn Traffic Co.:
 10 1/4%, 2/15/02 B3  1,060,000  911,600
 8 5/8%, 12/15/03 B3  460,000  371,450
Pueblo Xtra International, Inc.
 9 1/2%, 8/1/03 (d) B3  480,000  463,200
Randalls Food Markets, Inc.
 9 3/8%, 7/1/07 (d) B2  140,000  139,475
  10,789,210
TOTAL RETAIL & WHOLESALE  45,404,439
SERVICES - 0.5%
LEASING & RENTAL - 0.3%
PHH Corp. 5.6775%,
 6/11/98 (g) A2  12,500,000  12,498,620
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  1,410,000  1,448,775
SERVICES - 0.2%
Borg-Warner Security Corp.
 9 5/8%, 3/15/07 (d) B3  960,000  964,800
Orion Network System, Inc. unit:
 0%, 1/15/07 (b) B2  4,060,000  2,314,200
 11 1/4%, 1/15/07 B2  2,710,000  2,770,975
  6,049,975
TOTAL SERVICES   19,997,370

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TECHNOLOGY - 0.4%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc. 6 3/8%,
 11/30/01 Baa1 $ 8,300,000 $ 8,124,787
Unisys Corp.:
 12%, 4/15/03 B1  2,310,000  2,500,575
 11 3/4%, 10/15/04 B1  970,000  1,047,600
  11,672,962
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1  2,040,000  2,264,400
Fairchild Semiconductor Corp.:
 10 1/8%, 3/15/07 (d) B2  1,340,000  1,413,700
 11.74%, 3/15/08
  pay-in-kind (e) -  1,760,000  1,696,288
Viasystems, Inc. 9 3/4%,
 6/1/07 (d) B3  190,000  193,325
  5,567,713
TOTAL TECHNOLOGY   17,240,675
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc. 9 7/8%,
 5/15/00 Baa3  1,500,000  1,616,640
US Air, Inc.:
 9 5/8%, 2/1/01 B3  1,810,000  1,864,300
 10%, 7/1/03 B3  2,200,000  2,266,000
 10 3/8%, 3/1/13 B1  1,240,000  1,357,800
  7,104,740
RAILROADS - 0.1%
Burlington Northern Santa Fe
 Corp. 7.29%, 6/1/36 Baa2  3,000,000  3,075,360
TOTAL TRANSPORTATION   10,180,100
UTILITIES - 1.7%
CELLULAR - 0.3%
Globalstar LP/Globalstar
 Capital Corp. (d):
  unit 11 3/8%, 2/15/04 B3  1,410,000  1,410,000
  11 1/4%, 6/15/04  B3  1,240,000  1,159,400
McCaw International Ltd.
 unit 0%, 4/15/07 (b)(d)  CCC  3,200,000  1,536,000
Millicom International Cellular
 SA 0%, 6/1/06 (b) B3  1,550,000  1,108,250
Paging Network, Inc.
 8 7/8%, 2/1/06 B2  670,000  609,700
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
UTILITIES - CONTINUED
CELLULAR - CONTINUED
Telesystem International
 Wireless, Inc. 0%,
 6/30/07 (b)(d) B- $ 290,000 $ 154,425
360 Degrees Communications Co.:
 7 1/8%, 3/1/03 Ba1  4,310,000  4,286,252
 7 1/2%, 3/1/06 Ba1  3,150,000  3,142,314

  13,406,341
ELECTRIC UTILITY - 0.6%
CMS Energy Corp. 8 1/8%,
 5/15/02 Ba3  2,230,000  2,246,725
CalEnergy, Inc. 9 1/2%,
 9/15/06 Ba2  900,000  963,000
Commonwealth Edison Co.
 7 3/8%, 9/15/02 Baa2  5,170,000  5,246,568
Hydro-Quebec yankee
 7.40%, 3/28/25 A2  2,620,000  2,839,687
Israel Electric Corp. yankee
 7 7/8%, 12/15/26 (d) A3  2,940,000  2,960,786
Long Island Lighting Co.
 8 5/8%, 4/15/04 Ba1  6,130,000  6,385,498
NIPSCO Capital Markets, Inc.
 7.39%, 4/1/04 Baa1  3,500,000  3,531,710
  24,173,974
TELEPHONE SERVICES - 0.8%
LCI International, Inc.
 7 1/4%, 6/15/07 Ba1  3,650,000  3,615,325
MFS Communications, Inc. (b):
 0%, 1/15/04  Ba3  4,255,000  3,960,554
 0%, 1/15/06  Ba3  5,945,000  4,689,119
McleodUSA, Inc. 0%,
 3/1/07 (b)(d) B3  1,240,000  790,500
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (b) Caa  1,020,000  910,350
Teleport Communications Group,
 Inc. 0%, 7/1/07 (b) B1  1,940,000  1,399,225
Winstar Equipment Corp.
 12 1/2%, 3/15/04 (d) CCC  1,140,000  1,114,350
WorldCom, Inc. 7 3/4%,
 4/1/07 Ba1  12,750,000  13,039,170
  29,518,593
TOTAL UTILITIES  67,098,908
TOTAL NONCONVERTIBLE CORPORATE BONDS
 (Cost $681,642,417)  688,373,462
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 7.8%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 5.8%
 9 1/4%, 8/15/98 Aaa $ 37,055,000 $ 38,380,828
 7 3/4%, 12/31/99 Aaa  1,560,000  1,615,817
 7 7/8%, 8/15/01 Aaa  315,000  331,982
 11 7/8%, 11/15/03 Aaa  38,040,000  48,637,564
 7%, 7/15/06 Aaa  10,507,000  10,809,076
 11 3/4%, 2/15/10 (callable) Aaa  26,045,000  33,952,002
 12 3/4%, 11/15/10 (callable) Aaa  12,000,000  16,651,920
 13 7/8%, 5/15/11 (callable) Aaa  25,650,000  37,934,042
 9%, 11/15/18 Aaa  10,240,000  12,667,187
 7 1/4%, 2/ 15/23 Aaa  14,126,000  14,549,780
 6 1/2%, 11/15/26 Aaa  19,365,000  18,572,197
  234,102,395
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.0%
Farm Credit Systems Financial
 Assistance Corp.
 8.80%, 6/10/05 Aaa  2,000,000  2,244,060
Federal Agricultural Mortgage
 Corp. 7.63%, 1/16/01 Aaa  3,321,000  3,442,947
Federal Farm Credit Bank:
 8.16%, 12/7/04 Aaa  5,000,000  5,401,550
 9.55%, 5/9/05 Aaa  2,500,000  2,914,050
Federal Home Loan Bank:
 7.31%, 6/16/04 Aaa  2,500,000  2,584,375
 8.22%, 11/17/04 Aaa  4,000,000  4,315,040
 7.59%, 3/10/05 Aaa  3,850,000  4,047,313
Federal Home Loan Mortgage
 Corporation 6 3/4%,
 8/1/05 Aaa  2,500,000  2,492,975
Federal National Mortgage
 Association 6.97%,
 4/8/04 Aaa  6,010,000  6,103,876
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S. Government
 through Export-Import
 Bank) Series 1994-A,
 7.12%, 4/15/06 Aaa  7,596,471  7,734,157
State of Israel (guaranteed by U.S.
 Government through Agency
 for International Development):
 6 5/8%, 8/15/03 Aaa  7,810,000  7,829,369
 5 5/8%, 9/15/03 Aaa  8,540,000  8,130,849
 6 3/4%, 8/15/04 Aaa  2,144,000  2,153,284
U.S. Trade Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government
 through Export-Import Bank)
 6.69%, 1/15/09 (d) Aaa  5,760,000  5,725,555
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE

 RATINGS (C) AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
U.S. Department of Housing
 and Urban Development
 Government guaranteed
 participation certificates:
 Series 1995-A, 8.24%,
  8/1/04 Aaa $ 3,260,000 $ 3,521,224
 Series 1996-A, 6.67%, 8/1/01 Aaa  9,400,000  9,436,942
 Series 1996-A, 7.63%,
  8/1/14 (callable) Aaa  2,825,000  2,888,421
  80,965,987
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $320,604,811)   315,068,382
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 5.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.4%
5 1/2%, 1/1/03 to 6/1/03 Aaa  4,030,042  3,846,916
7%, 4/1/01 to 8/1/01 Aaa  2,876,294  2,891,588
7 1/2%, 7/1/27 (j) Aaa  8,760,000  8,801,063
8 1/2%, 7/1/21 to 6/1/23 Aaa  268,153  280,424
  15,819,991
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.9%
5 1/2%, 2/1/03 to 5/1/03 Aaa  4,018,328  3,834,971
6%, 10/1/02 to 5/1/26 Aaa  65,927,205  63,068,623
6 1/2%, 12/1/25 to 7/1/26 Aaa  73,328,857  70,194,335
7%, 5/1/26 Aaa  14,281,900  14,014,114
7 1/2%, 5/1/26 to 8/1/26 Aaa  5,646,930  5,665,761
  156,777,804
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.1%
6%, 12/15/08 to 5/15/26 Aaa  10,839,939  10,530,343
6 1/2%, 6/15/08 to 7/15/09 Aaa  20,093,334  19,870,622
8%, 5/15/25 Aaa  226,289  231,661
8 1/2%, 12/15/16
 to 10/15/26 Aaa  13,809,620  14,349,525
  44,982,151
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $214,280,261)  217,579,946
COMMERCIAL MORTGAGE SECURITIES - 1.2%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (d)(g) -  750,000  738,750
BKB Commercial Mortgage Trust
 Series 1997-C1 Class D,
 7.83%, 2/25/43 (d)(g) BBB  1,800,000  1,818,000

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Berkeley Federal Bank & Trust
 FSB Series 1994 Class 1-B,
 7.78%, 8/1/24 (d)(g) - $ 1,900,000 $ 1,371,563
Blackrock Capital Funding LLC
 Series 1996 Class C2,
 7.60%, 11/16/26 (d) Aaa  1,215,001  1,226,771
CBA Mortgage Corp. Series
 1993-C1 Class E, 7.76%,
 12/25/03 (d)(g) Ba2  500,000  480,625
CS First Boston Mortgage
 Securities Corp. Series
 1995-AEWI Class E,
 9.80%, 11/25/97 (d)(g) -  1,100,000  1,106,875
DLJ Mortgage Acceptance Corp.
 Series 1993-MF12 Class B-2,
 10.10%, 9/18/03 (d) -  600,000  601,500
Equitable Life Assurance Society
 of the United States (The) (d):
 Series 174 Class B1, 7.33%,
  5/15/06  Aa2  3,500,000  3,560,480
 Series 174, Class D1, 7.77%,
  5/15/06 Baa2  2,200,000  2,260,896
 Series 1996-1 Class C1,
  7.52%, 5/15/06  A2  2,300,000  2,355,499
First Chicago/Lennar Trust I
 Series 1997-CHL1 (g):
 Class D, 8.11%, 5/29/08 -  1,100,000  1,050,156
 Class E, 8.11%, 4/1/39 -  1,600,000  1,223,000
General Motors Acceptance
 Corp. Commercial Mortgage
 Securities, Inc. Series
 1996-C1 Class F, 7.86%,
 11/15/06 (d) Ba3  750,000  702,758
Kidder Peabody Acceptance
 Corp. sequential pay, Series
 1993-M1 Class A-2, 7.15%,
 4/25/25 Aa2  2,325,889  2,338,245
Merrill Lynch Mortgage
 Investments, Inc. Series
 1994 Class M1-E, 8.13%,
 6/25/22 (d)(g) Ba2  5,670,000  5,549,513
Morgan Stanley Capital One, Inc.:
 Series 1996-MBL1 Class E,

  8.661%, 5/25/21 (d) -  1,870,310  1,717,178
 sequential pay Series 1997-C1
  Class A-1C, 7.63%,
  2/15/20 Aaa  4,560,000  4,718,175
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (d) BB  1,000,000  878,050
NB Commercial Mortgage
 sequential pay, Series FSI
 Class A, 7.187%,
 10/20/23 (d) -  1,752,227  1,755,239
Penn Mutual Life Insurance Co.
 (The) Series 1996-PML (d):
 Class K, 7.90%, 11/15/26  -  1,473,000  911,419
 Class L, 7.90%, 11/15/26  -  1,133,000  483,678
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Structured Asset Securities Corp.:
 Series 1995-C1 Class E,
  7 3/8%, 9/25/24 (d) BB $ 1,200,000 $ 1,068,750
 Series 1993-C1 Class E,
  6.60%, 10/25/24 (d) B  1,250,000  437,500
 sequential pay Series 1996
  Class A-2A, 7 3/4%,
  2/25/28 Aaa  1,624,291  1,647,133
 Series 1996-CFL Class G,
  7 3/4%, 2/25/28 (d) -  1,000,000  855,781
 Series 1996-C3 Class E,
  8.46%, 6/25/30 (d) -  500,000  472,422
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (d) Aaa  4,650,000  4,586,574
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $44,396,294)   45,916,530
FOREIGN GOVERNMENT OBLIGATIONS (I) - 0.5%
Export Development Corp. yankee
 8 1/8%, 8/10/99 Aa2  1,640,000  1,697,531
Israeli State euro 6 3/8%,
 12/19/01 A3  5,750,000  5,642,188
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  7,000,000  6,999,400
Mexico Value recovery rights
 6/30/03 discount A -  2,000  -
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  2,000,000  2,652,000
Quebec Province yankee
 7.22%, 7/22/36 (f) A2  3,500,000  3,644,060
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $20,474,119)   20,635,179
CERTIFICATES OF DEPOSIT - 3.0%
ABN-Amro Bank NV yankee
 5.65%, 12/23/97   8,000,000  7,990,202
Banque Nationale de Paris
 yankee 5.85%, 9/30/97   4,800,000  4,801,296
Bayerische Vereinsbank AG
 yankee 5.56%, 7/14/97   12,500,000  12,499,668
Caisse Nationale de Credit Agricole
 yankee 5.60%, 7/21/97   12,500,000  12,499,673
Deutsche Bank AG yankee
 6.20%, 4/10/98   6,000,000  6,004,704
Landesbank Hessen-Thuringen
 yankee:
 5.78%, 1/27/98   6,200,000  6,195,567
 5.67%, 2/11/98   3,000,000  2,994,737
National Westminster Bank PLC
 yankee 5 1/2%, 8/5/97   12,000,000  11,996,960
Rabobank Nederlan, Coop Central
 yankee:
 5.97%, 3/20/98   3,500,000  3,502,013
 6.20%, 4/10/98   5,000,000  5,003,920

 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
Sanwa Bank Ltd. yankee
 5 3/4%, 8/27/97   $ 12,500,000 $ 12,500,631
Societe Generale yankee
 5.55%, 7/28/97   12,000,000  11,998,172
Swiss Bank Corp. yankee
 5 1/2%, 8/4/97   12,000,000  11,997,162
SunTrust Bank 5.85%, 11/25/97  11,000,000  11,003,412
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $120,986,009)   120,988,117
COMMERCIAL PAPER - 1.5%
ABN-Amro North America, Inc.
 yankee 5.82%, 12/5/97   1,000,000  975,466
AC Acquisition Holding Co.
 5.56%, 7/9/97   4,500,000  4,493,700
BMW US Capital Corp. yankee
 5.57%, 8/19/97   6,600,000  6,548,850
Caisse des Depots et Consignations
 yankee 5.58%, 9/18/97   250,000  246,917
Citibank Credit Card Master Trust I
 (Dakota Certificate Program):

  5.58%, 7/7/97   2,600,000  2,597,138
  5.60%, 8/22/97   1,900,000  1,884,168
Delaware Funding Corp.
 5.58%, 9/16/97   2,050,000  2,025,349
Fina Oil & Chemical Co.
 5.61%, 8/14/97   3,400,000  3,375,945
General Electric Capital Corp.
 5.75%, 7/1/97   6,400,000  6,399,016
Goldman Sachs Group LP
 5.83%, 1/26/98   5,000,000  4,836,958
Nationwide Building Society
 yankee 5.32%, 8/11/97   7,000,000  6,954,593
New Center Asset Trust
 5.60%, 8/15/97   1,100,000  1,092,185
Norfolk Southern Corp.
 5.77%, 7/16/97   2,500,000  2,493,622
Pacific Gas & Electric Co.
 5.60%, 8/28/97   1,500,000  1,486,332
Triple A One Funding Corp.
 5.58%, 7/16/97   3,600,000  3,591,152
Unifunding, Inc. yankee:
 5.58%, 9/15/97   4,800,000  4,742,712
 5.67%, 11/12/97   8,000,000  7,832,000
TOTAL COMMERCIAL PAPER
 (Cost $61,568,752)   61,576,103
BANK NOTES - 1.2%
Bank of Tokyo-Mitsubishi Ltd.
 5.70%, 7/14/97   12,500,000  12,500,000
Corestates Bank NA 5.65%,
 1/30/98 (g)   6,000,000  5,999,939
First Bank National Association
 5.60%, 5/15/98 (g)   5,800,000  5,796,346
BANK NOTES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Morgan Guaranty Trust Co. 5.375%,
 3/30/98 (g)  $ 11,000,000 $ 10,994,720
Sumitomo Bank Ltd.
 5.74%, 7/11/97  12,500,000  12,500,000
TOTAL BANK NOTES
 (Cost $47,790,819)  47,791,005
CASH EQUIVALENTS - 0.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated 6/30/97
 due 7/1/97:
 at 5 7/8%   $ 3,661,597  3,661,000
 at 5.99%     250,042  250,000
 at 5.93%   3,748,617  3,748,000
    7,659,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,536,460,505) $ 4,022,978,346
LEGEND
1. Non-income producing
2. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $132,179,126 or 3.3% of net assets.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
SECURITY DATE COST
Fairchild Semiconductor Corp.
 11.74%, 3/15/08 pay-in-kind 4/3/97  $1,541,077
6. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
9. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
10. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,654,154,486 and $1,477,645,288, respectively, of which U.S. government and government agency obligations aggregated $412,461,203 and $889,699,347, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $174,322 for the period.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:

 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 19.5% AAA, AA, A 18.8%
Baa 3.9% BBB 5.7%
Ba 3.6% BB 2.0%
B 3.9% B 3.8%
Caa 0.2% CCC 0.4%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.6%
United Kingdom   2.9
Netherlands    2.1
France   1.4
Canada   1.0
Others (individually less than 1%)   4.0
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $3,538,260,955. Net unrealized appreciation aggregated $484,717,391, of which $515,085,273 related to appreciated investment securities and $30,367,882 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in                                   $4,022,978,346
securities, at value
(including
repurchase
agreements of
$7,659,000) (cost
$3,536,460,505) -
See accompanying
schedule

Cash                                            317,016

Receivable for                                  3,697,569
investments sold
Receivable for fund                             1,283,409
shares sold

Dividends receivable                            5,653,220

Interest receivable                             21,592,771

Other receivables                               59,936

 TOTAL ASSETS                                   4,055,582,267

LIABILITIES

Payable for                $  13,833,520
investments
purchased
Regular delivery

 Delayed delivery          8,800,150

Payable for fund           4,879,599
shares redeemed

Accrued management         1,828,948
fee

Other payables and         396,197
accrued expenses

 TOTAL LIABILITIES                              29,738,414

NET ASSETS                                     $ 4,025,843,853

Net Assets consist of:

Paid in capital                                $ 3,392,224,145

Undistributed net                               69,229,933
investment income

Accumulated                                     77,872,297
undistributed
net realized gain

(loss) on
investments and
foreign
currency
transactions

Net unrealized                                      486,517,478
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                                   $ 4,025,843,853
242,519,191
shares outstanding

NET ASSET VALUE,                                  $16.60
offering price
and redemption
price per share
($4,025,843,853 (divided by)
242,519,191
shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                               $ 20,936,069
Dividends

Interest                                                          60,402,478

 TOTAL INCOME                                                     81,338,547

EXPENSES

Management fee                                    $  10,415,204

Transfer agent fees                                1,341,983

Accounting fees and                                402,957
expenses

Non-interested                                     8,207
trustees'
compensation

Custodian fees and                                 105,052
expenses

Registration fees                                  8,446

Audit                                              71,538

Legal                                              5,834

Miscellaneous                                      142,608

 Total expenses                                    12,501,829
before reductions

 Expense reductions                                (82,260        12,419,569
                                                  )

NET INVESTMENT                                                    68,918,978
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                        82,598,838
securities

 Foreign currency                                  (10,176        82,588,662
transactions                                      )

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                        255,138,426
securities

 Assets and                                        519            255,138,945
liabilities in
foreign currencies

NET GAIN (LOSS)                                                   337,727,607

NET INCREASE                              $ 406,646,585
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                         $ 71,772
 Expense reductions
Directed
brokerage
arrangements

  Custodian credits                         10,488

                                          $ 82,260


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE)    SIX MONTHS        YEAR ENDED
IN NET ASSETS          ENDED             DECEMBER 31,
                       JUNE 30, 1997     1996
                       (UNAUDITED)
Operations              $   68,918,978    $  123,680,897
Net investment
income

 Net realized gain          82,588,662       331,183,089
(loss)

 Change in net             255,138,945        15,746,586
unrealized
appreciation
(depreciation)

 NET INCREASE               406,646,585       470,610,572
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to           (126,645,359)     (119,397,539)
shareholders
From net
investment income

 From net realized         (317,686,664)      (98,450,602)
gain

 TOTAL DISTRIBUTIONS       (444,332,023)     (217,848,141)

Share transactions          160,759,463       270,086,820
Net proceeds from
sales of shares

 Reinvestment of            444,332,023       217,848,141
distributions

 Cost of shares            (182,756,372)     (432,347,524)
redeemed

 NET INCREASE               422,335,114        55,587,437
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE            384,649,676       308,349,868
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period      3,641,194,177     3,332,844,309

 End of period           $4,025,843,853    $3,641,194,177
(including
undistributed net
investment
income of
$69,229,933 and
$120,488,851,
respectively)

OTHER INFORMATION
Shares

 Sold                     10,083,606        17,138,645

 Issued in                28,796,632        14,427,029
reinvestment of
distributions

 Redeemed                 (11,428,361)      (27,544,207)

 Net increase              27,451,877         4,021,467

(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                           SIX MONTHS ENDED   YEARS ENDED DECEMBER 31,
                           JUNE 30, 1997

SELECTED PER-SHARE         (UNAUDITED)        1996          1995                 1994        1993 E      1992
DATA

Net asset value,              $ 16.93         $ 15.79       $ 13.79          $ 15.42       $ 13.32       $ 12.55
beginning of period

Income from
Investment
Operations

 Net investment                 .29 D           .63           .30              .45           .33           .32
income

 Net realized and               1.45            1.55          1.99            (1.33)         2.39          1.09
unrealized gain
(loss)

 Total from                     1.74            2.18          2.29            (.88)          2.72          1.41
investment
operations



Less Distributions

 From net                       (.59)           (.57)          (.29)          (.29)          (.33)         (.31)
investment income

 In excess of net               -               -              -              -              (.04)         -
investment income

 From net realized              (1.48)          (.47)          -              (.46)          (.25)         (.33)
gain

Total distributions              (2.07)         (1.04)         (.29)          (.75)          (.62)         (.64)

Net asset value, end            $ 16.60        $ 16.93        $ 15.79        $ 13.79        $ 15.42       $ 13.32
of period

TOTAL RETURN B, C                11.20%         14.60%         16.96%         (6.09)%         21.23%        11.71%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of              $ 4,025,844    $ 3,641,194    $ 3,332,844    $ 3,290,527    $ 2,422,692   $ 731,724
period (000
omitted)

Ratio of expenses to             .67% A         .74%           .81%           .81%           .88%          .91%
average net assets

Ratio of expenses to             .66% A,        .73% F         .79% F         .80% F         .88%          .91%
average net assets               F
after expense
reductions

Ratio of net                     3.69% A        3.60%          3.54%          4.07%          3.64%         4.89%
investment income
to average net
assets

Portfolio turnover rate          86% A          168%           256%           85%            113%          92%

Average commission             $  .0464       $  .0163
rate G

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE
TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                   PAST 1    LIFE OF
JUNE 30, 1997                                   YEAR      FUND

BALANCED                                        24.77%    15.39%

S&P 500(registered trademark)                   34.70%    33.11%

Lehman Brothers Aggregate Bond Index            8.15%     9.91%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show what would have happened if the fund had achieved that return by performing at a constant rate each year.
You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 3, 1995.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of long-term growth and short-term
volatility. In turn, the share price and return of a
fund that invests in stocks will vary. That means if
you sell your shares during a market downturn,
you might lose money. But if you can ride out the
market's ups and downs, you may have a gain.
(checkmark)
$10,000 OVER LIFE OF FUND
  1995/01/03                                            10000.00  10000.00
10000.00
  1995/01/31                                             9990.00  10258.23
10197.90
  1995/02/28                                            10190.00  10658.00
10440.37
  1995/03/31                                            10260.00  10972.51

10504.42
  1995/04/30                                            10390.00  11295.66
10651.15
  1995/05/31                                            10610.00  11747.14
11063.32
  1995/06/30                                            10740.00  12020.03
11144.43
  1995/07/31                                            10880.00  12418.61
11119.54
  1995/08/31                                            10920.00  12449.78
11253.74
  1995/09/30                                            11020.00  12975.16
11363.22
  1995/10/31                                            10890.00  12928.84
11511.00
  1995/11/30                                            11210.00  13496.42
11683.49
  1995/12/31                                            11391.59  13756.36
11847.46
  1996/01/31                                            11473.17  14224.63
11926.13
  1996/02/29                                            11319.47  14356.49
11718.83
  1996/03/31                                            11227.28  14494.74
11637.37
  1996/04/30                                            11258.01  14708.39
11571.92
  1996/05/31                                            11380.93  15087.72
11548.42
  1996/06/30                                            11452.64  15145.21
11703.51
  1996/07/31                                            11227.28  14476.09
11735.54
  1996/08/31                                            11298.98  14781.39
11715.87
  1996/09/30                                            11780.44  15613.29
11920.04
  1996/10/31                                            12098.00  16043.91
12184.08
  1996/11/30                                            12733.12  17256.66
12392.78
  1996/12/31                                            12528.25  16914.81
12277.55
  1997/01/31                                            12927.76  17971.65
12315.15
  1997/02/28                                            13144.66  18112.54
12345.78
  1997/03/31                                            12777.20  17368.30
12208.97
  1997/04/30                                            13260.15  18405.19
12391.74
  1997/05/31                                            13785.10  19525.70
12508.88
  1997/06/30                                            14289.05  20400.45
12657.35

Let's say hypothetically that $10,000 was invested in Balanced Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $14,289 - a 42.89% increase on the initial investment. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 would have grown to $20,400 - a 104.00% increase. If $10,000 was put in the bond index, it would have grown to $12,657 - a 26.57% increase.

INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                            % OF FUND'S
                                            INVESTMENTS

General Electric Co.                        2.5

Bristol-Myers Squibb Co.                    2.1

Philip Morris Companies, Inc.               2.1

Citicorp                                    2.1

Procter & Gamble Co.                        2.0

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                           % OF FUND'S
                           INVESTMENTS

Finance                    17.2

Health                     10.5

Nondurables                9.8

Aerospace & Defense        6.9

Energy                     6.6


ASSET ALLOCATION AS OF JUNE 30, 1997*

Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 26.8
Row: 1, Col: 3, Value: 65.7
Row: 1, Col: 1, Value: 45.0
Row: 1, Col: 2, Value: 39.0
Row: 1, Col: 3, Value: 28.0
Row: 2, Col: 1, Value: 31.0
Row: 2, Col: 2, Value: 40.0
Row: 2, Col: 3, Value: 67.0
Row: 3, Col: 1, Value: 90.0
Row: 3, Col: 2, Value: 60.0
Row: 3, Col: 3, Value: 46.0
Stocks  65.7%
Bonds  26.8%
Short-term investments 7.5%
FOREIGN INVESTMENTS  8.4%
*
% OF FUND'S
INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Bettina Doulton,
Portfolio Manager of
Balanced Portfolio
Q. HOW DID THE FUND PERFORM, BETTINA?
G.V. Given the structure of the fund - a blend of equities and fixed-income investments - the fund's performance tends to fall between its two benchmark indices, the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. That's exactly what happened over the six months that ended June 30, 1997. The fund performed better than the Lehman Brothers index, which returned 3.09% over that period, but underperformed the S&P 500, which returned a very strong 20.61%. For the 12 months that ended June 30, 1997, the Lehman Brothers index returned 8.15% and the S&P 500 returned 34.70%. Again, the fund's performance fell between that of the two indices.
Q. WHAT KEY STRATEGIES DID YOU PURSUE OVER THE PAST SIX MONTHS?
G.V. Because the asset allocation of the fund generally will approximate 60% equities and 40% fixed-income, the strategy is to add value through security selection within each asset class. In the stock sub-portfolio, a notable decision was my concentration on selected finance, nondurables and pharmaceutical stocks - stocks that turned out to be among the better performers during the period. Within these industries, diversified financial-services company American Express and pharmaceuticals firm Bristol-Myers Squibb were particularly strong contributors.
Q. WHAT TYPES OF EQUITY INVESTMENTS WERE MOST ATTRACTIVE TO YOU OVER THE
PERIOD?
G.V. Overall, stock selection remained company-specific, focused on firms with competitive advantages or catalysts for positive change - including dominant market positions, cost-structure reductions or new products - and shareholder-friendly managements. The combination of some or all of these attributes typically translates into solid earnings and generous free cash flow. Of course, my decision to invest in a particular stock also is contingent on an attractive valuation. Over the past six months, a significant proportion of companies meeting these criteria have been large-capitalization diversified financials and "consumer growth companies," mainly pharmaceuticals and nondurables firms. One stock that I found to be particularly attractive over the period was BankAmerica. This bank is in the process of aggressively reducing its cost structure, achieving improving returns on capital and using excess capital to repurchase its shares. In addition, the firm has been the beneficiary of an improving California economy.
Q. HOW DID SOME OF THE OTHER LARGER STOCK HOLDINGS PERFORM?
G.V. The fund's top five stocks performed well, including Citicorp. Its solid business prospects shone through in the face of a rather volatile environment for financials brought on by concerns over rising interest rates. General Electric and Philip Morris also were positive contributors. The upward revaluation of GE continued as investors were attracted to its global business franchise, consistent growth prospects and stable free cash flow. Philip Morris' underlying business prospects remained good, and the market viewed progress on negotiations for a tobacco settlement positively. On the negative side, the fund's aerospace and defense investments were disappointing as they weakened early in 1997 after outperforming for most of 1996.
Q. HOW WAS THE BOND PORTION OF THE FUND STRUCTURED?
G.V. The manager of the fund's fixed-income subportfolio, Kevin Grant, maintained an interest rate posture in line with the overall bond market as measured by the Lehman Brothers Aggregate Bond Index. Kevin was attracted to corporate bonds issued by companies he felt wouldn't be affected by shifts in the economy, including bonds issued by banks. Historically, bank earnings were quite sensitive to interest rates. However, over the past several years, banks have increased the fee-based portions of their business, making them less sensitive to interest rates and loans. In the corporate area, the fund's bonds were focused on maturities in the two- to six-year range. These bonds offered a yield advantage over Treasuries, but were short enough in maturity that they shouldn't markedly underperform Treasuries if the market became nervous about credit risk.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
G.V. In terms of the overall U.S. economy, I believe it's likely there will be more of the same - moderate growth and low inflation - although the duration of the current economic expansion already has exceeded all but two post-war expansions. Against this backdrop, corporate America is generally performing well. Earnings growth prospects remain favorable, driven by globalization, market share gains, continuing productivity improvements and capital redeployment. In addition, I believe merger and acquisition activity is likely to remain robust as companies seek to bolster their market position and exploit revenue and cost synergies. Given this scenario, I think it's quite probable that the same stocks that have been market leaders recently - larger-capitalization financials, pharmaceuticals and consumer nondurables - will continue to perform well.



FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of June 30, 1997, more than $4 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 64.6%
SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 6.7%
AEROSPACE & DEFENSE - 5.7%
AlliedSignal, Inc.   24,000 $ 2,016,000
Boeing Co.                               50,628  2,686,448
Lockheed Martin Corp.                    15,800  1,636,288
Rockwell International Corp.                2,600  153,400
Sundstrand Corp.                           17,000  948,813
Textron, Inc.                               3,400  225,675
United Technologies Corp.                22,000  1,826,000
  9,492,624
DEFENSE ELECTRONICS - 0.7%
Raytheon Co.                             23,900  1,218,900
SHIP BUILDING & REPAIR - 0.3%
General Dynamics Corp.                      7,300  547,500
Newport News Shipbuilding, Inc.                780  15,161
  562,661
TOTAL AEROSPACE & DEFENSE                       11,274,185
BASIC INDUSTRIES - 4.2%
CHEMICALS & PLASTICS - 3.0%
Air Products & Chemicals, Inc.             10,600  861,250
du Pont (E.I.) de Nemours & Co.            10,000  628,750
Goodrich (B.F.) Co.                        20,200  874,913
Monsanto Co.                             35,000  1,507,188
Nalco Chemical Co.                          3,000  115,875
Olin Corp.                                  3,400  132,813
Praxair, Inc.                              15,900  890,400
  5,011,189
PAPER & FOREST PRODUCTS - 1.2%
Fort Howard Corp. (a)                      16,100  815,063
Kimberly-Clark Corp.                     25,400  1,263,650
  2,078,713
TOTAL BASIC INDUSTRIES                           7,089,902
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.2%
Masco Corp.                                 6,800  283,900
DURABLES - 1.7%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Johnson Controls, Inc.                          100  4,106
Scania AB Class B  100  3,057
  7,163
CONSUMER DURABLES - 1.7%
Corning, Inc.                               4,700  261,438
Minnesota Mining & Manufacturing Co.     24,500  2,499,000
  2,760,438
TOTAL DURABLES                                   2,767,601
ENERGY - 6.1%
ENERGY SERVICES - 0.2%
Halliburton Co.                             5,000  396,250
OIL & GAS - 5.9%
Amoco Corp.                                 8,000  695,500
British Petroleum PLC:
 ADR  14,986  1,122,077
 Ord.   89,067  1,106,834
Exxon Corp.                                13,000  799,500
Mobil Corp.                                10,600  740,675

 SHARES VALUE (NOTE 1)
Royal Dutch Petroleum Co.               56,000 $ 3,045,000
Royal Dutch Petroleum Co. Ord.              2,000  103,966
Texaco, Inc.                             15,700  1,707,375
Total SA:
 Class B  1,300  131,322
 sponsored ADR  2,200  111,375
USX-Marathon Group                          8,200  236,775
Unocal Corp.                                 1,800  69,863
  9,870,262

TOTAL ENERGY                                    10,266,512
FINANCE - 12.1%
BANKS - 6.1%
BankAmerica Corp.                        47,400  3,060,263
Citicorp  28,500  3,436,031
NationsBank Corp.                        35,200  2,270,400
Wells Fargo & Co.                         5,500  1,482,250
  10,248,944
CREDIT & OTHER FINANCE - 1.7%
American Express Co.  29,700  2,212,650
Associates First Capital Corp.   1,000  55,500
Beneficial Corp.   3,900  277,144
Household International, Inc.   2,300  270,106
2,815,400
FEDERAL SPONSORED CREDIT - 1.7%
Federal Home Loan Mortgage
Corporation  48,200  1,656,875
Federal National Mortgage Association  27,800  1,212,775
2,869,650
INSURANCE - 2.3%
Allstate Corp.   23,000  1,679,000
Hartford Financial Services Group, Inc.   4,900  405,475
St. Paul Companies, Inc. (The)  3,300  251,625
Travelers Group, Inc. (The)  24,000  1,513,500
3,849,600
SAVINGS & LOANS - 0.3%
Great Western Financial Corp.   8,200  440,750
TOTAL FINANCE   20,224,344
HEALTH - 10.3%
DRUGS & PHARMACEUTICALS - 7.7%
American Home Products Corp.   42,500  3,251,250
Bristol-Myers Squibb Co.   44,200  3,580,200
Merck & Co., Inc.                                13,800  1,428,300
Pfizer, Inc.                                       10,800  645,300
Schering-Plough Corp.                            47,200  2,259,700
SmithKline Beecham PLC ADR  19,400  1,777,525
  12,942,275
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Allegiance Corp.                                   30,000  817,500
Baxter International, Inc.                       35,200  1,839,200
Johnson & Johnson  27,400  1,763,875
  4,420,575
TOTAL HEALTH                                            17,362,850
HOLDING COMPANIES - 0.1%
CINergy Corp.                                       2,900  100,932
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.9%
ELECTRICAL EQUIPMENT - 3.8%
Emerson Electric Co.                              17,600 $ 969,100
General Electric Co.                             64,600  4,223,225
Grainger (W.W.), Inc.                               7,400  578,588
Honeywell, Inc.                                     7,900  599,413
  6,370,326
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
Cooper Industries, Inc.  18,098  900,376
Harnischfeger Industries, Inc.  6,200  257,300
Tyco International Ltd.  17,200  1,196,475
2,354,151
POLLUTION CONTROL - 0.7%
Browning-Ferris Industries, Inc.  24,800  824,600
Waste Management, Inc.  10,800  346,950
1,171,550
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  9,896,027
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.0%
CS Wireless Systems, Inc. (a)(c)  8  -
Time Warner, Inc.                                      1,200  57,900
  57,900
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary unit)  5,000  218,750
PUBLISHING - 0.2%
McGraw-Hill, Inc.                                     5,500  323,469
TOTAL MEDIA & LEISURE                                        600,119
NONDURABLES - 9.6%
BEVERAGES - 1.6%
Anheuser-Busch Companies, Inc.                        5,300  222,269
PepsiCo, Inc.                                      65,000  2,441,563
  2,663,832
FOODS - 1.0%
Campbell Soup Co.                                      1,600  80,000
Flowers Industries, Inc.                               5,850  98,353
Heinz (H.J.) Co.                                     16,200  747,225
Hershey Foods Corp.                                      500  27,656
Nabisco Holdings Corp. Class A  18,100  721,738
  1,674,972
HOUSEHOLD PRODUCTS - 4.8%
Avon Products, Inc.                                   8,900  628,006
Clorox Co.                                            3,600  475,200
Procter & Gamble Co.                               23,800  3,361,750
Rubbermaid, Inc.                                      8,800  261,800
Unilever PLC Ord.                                    13,400  384,015
Unilever NV:
 ADR  11,400  2,440,313

 Ord.   2,000  420,753
  7,971,837
TOBACCO - 2.2%
Philip Morris Companies, Inc.   80,100  3,554,438
RJR Nabisco Holdings Corp.  5,300  174,900
  3,729,338
TOTAL NONDURABLES  16,039,979

SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 3.1%
APPAREL STORES - 0.1%
Footstar, Inc. (a)   3,022 $ 78,950
DRUG STORES - 1.0%
CVS Corp.     10,500  538,125
Rite Aid Corp.  22,920  1,143,135
  1,681,260
GENERAL MERCHANDISE STORES - 1.6%
Dayton Hudson Corp.   2,000  106,375
Sears, Roebuck & Co.     18,600  999,750
Wal-Mart Stores, Inc.  47,200  1,595,950
  2,702,075
GROCERY STORES - 0.4%
American Stores Co.   14,500  715,938
TOTAL RETAIL & WHOLESALE    5,178,223
SERVICES - 0.7%
LEASING & RENTAL - 0.0%
Hanover Compressor Co.      100  1,950
Ryder Systems, Inc.    400  13,200
  15,150
PRINTING - 0.4%
Deluxe Corp.     11,600  395,850
Donnelley (R.R.) & Sons Co.   5,500  201,438
  597,288
SERVICES - 0.3%
ADT Ltd. (a)      5,000  165,000
National Service Industries, Inc.   8,800  428,450
  593,450
TOTAL SERVICES   1,205,888
TECHNOLOGY - 2.4%
COMPUTERS & OFFICE EQUIPMENT - 2.0%
Exide Electronics Group, Inc.
 warrants 3/15/06 (a)(c)  10  250
Pitney Bowes, Inc.      26,400  1,834,800
Xerox Corp.    18,000  1,419,750
  3,254,800
ELECTRONICS - 0.4%
Thomas & Betts Corp.  14,050  738,503
TOTAL TECHNOLOGY   3,993,303
UTILITIES - 1.2%
CELLULAR - 0.0%
Microcell Telecommunications, Inc.
 6/1/06 (a):
  conditional warrants     560  350  warrants    560  7,000
  7,350
ELECTRIC UTILITY - 0.1%
Allegheny Power System, Inc.   1,400  37,363
Edison International  5,000  124,375
GPU, Inc.   1,000  35,875
  197,613
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
GAS - 0.5%
Consolidated Natural Gas Co.   300 $ 16,144
El Paso Natural Gas Co.  362  19,910
Williams Companies, Inc.   19,000  831,250
  867,304
TELEPHONE SERVICES - 0.6%
ALLTEL Corp.      2,200  73,563
Ameritech Corp.   5,800  394,038
BCE, Inc.   6,000  166,878
Hyperion Telecommunications, Inc.
 warrants 4/15/01 (a)(c)  60  1,800
MCI Communications Corp.   7,000  267,969
NextLink Communications, Inc.
 warrants 2/1/09 (a)  3,229  32
RSL Communications Ltd./RSL
 Communications PLC
 warrants 11/15/06 (a)  40  1,200
  905,480
TOTAL UTILITIES  1,977,747
TOTAL COMMON STOCKS
(Cost $87,743,324)  108,261,512
PREFERRED STOCKS - 1.1%
CONVERTIBLE PREFERRED STOCKS - 0.5%
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  4,000  98,000
ENERGY - 0.0%
OIL & GAS - 0.0%
Tosco Financing Trust $2.875 (c)  1,700  95,838
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Loral Space & Communications Ltd.

Series C, $3.00 (c)  4,000  199,000
MEDIA & LEISURE - 0.1%
LODGING & GAMING - 0.1%
Host Marriott Financial Trust $3.375 (c)  3,000  173,625
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.2%
TJX Companies, Inc., Series E, $7.00   1,000  285,000
TOTAL CONVERTIBLE PREFERRED STOCKS   851,463
NONCONVERTIBLE PREFERRED STOCKS - 0.6%
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.0%
American Annuity Group Capital
 Trust II 8 3/4%  50  49,750
SAVINGS & LOANS - 0.1%
California Federal Preferred Capital
 Corp. 9 1/8%  2,800  71,400
TOTAL FINANCE    121,150

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.3%
American Radio Systems Corp.
 11 3/8% pay-in-kind  855 $ 91,058
Citadel Broadcasting Co.
 13 1/4% pay-in-kind (c)  600  60,000
Cablevision System Corp. pay-in-kind:
 11 1/8% depositary shares  1,244  125,022
 Series H, $11.75  267  27,635
Capstar Broadcasting Partners,
 Inc. 12% (c)  100  10,125
Sinclair Capital 11 5/8% (c)  800  84,400
Time Warner, Inc., Series M,
 10 1/4% pay-in-kind  145  160,225
  558,465
PUBLISHING - 0.1%
K-III Communications Corp.,
 Series D, $10  600  60,450
TOTAL MEDIA & LEISURE    618,915
UTILITIES - 0.1%
TELEPHONE SERVICES - 0.1%
NextLink Communications, Inc.
14% pay-in-kind  3,334  172,535
TOTAL NONCONVERTIBLE PREFERRED STOCKS   912,600
TOTAL PREFERRED STOCKS
(Cost $1,598,971)   1,764,063
CORPORATE BONDS - 12.3%
MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
POLLUTION CONTROL - 0.1%
WMX Technologies, Inc.
2%, 1/24/05 Baa1 $ 80,000  73,800
MEDIA & LEISURE - 0.0%
LEISURE DURABLES & TOYS - 0.0%
Hasbro Corp. 6%, 11/15/98 A3  24,000  35,040
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc.
5%, 10/1/03 Baa3  150,000  178,875
TOTAL CONVERTIBLE BONDS   287,715
NONCONVERTIBLE BONDS - 12.1%
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.2%
Alliant Techsystems, Inc.
11 3/4%, 3/1/03 B2  13,000  14,333
Fairchild Corp. 12%, 10/15/01 Caa  10,000  10,100
Lockheed Martin Corp.
7.20%, 5/1/36 A3  300,000  307,746
332,179
CORPORATE BONDS - CONTINUED
MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
AEROSPACE & DEFENSE - CONTINUED
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc. 8 1/2%, 3/1/07 B1 $ 20,000 $ 20,200
SHIP BUILDING & REPAIR - 0.0%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 B1  10,000  10,425
TOTAL AEROSPACE & DEFENSE   362,804
BASIC INDUSTRIES - 0.7%
CHEMICALS & PLASTICS - 0.1%
Atlantis Group, Inc.
 11%, 2/15/03 B2  10,000  10,325
Foamex LP/Foamex Capital Corp.
 9 7/8%, 6/15/07 (c) B3  10,000  10,125
Freedom Chemical Co. 10 5/8%,
 10/15/06 B3  60,000  61,200
Pioneer Americas Acquisition
Corp. 9 1/4%, 6/15/07 (c) B1  10,000  9,850
Sterling Chemicals Holdings, Inc.:
 11 3/4%, 8/15/06 B3  70,000  75,425
 11 1/4%, 4/1/07 B3  40,000  42,400

  209,325
IRON & STEEL - 0.1%
GS Technologies Operating, Inc.
 12 1/4%, 10/1/05 B2  20,000  21,900
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 Caa  50,000  46,625
WCI Steel, Inc. 10%, 12/1/04 B2  40,000  41,600
  110,125
METALS & MINING - 0.0%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2  40,000  42,000
PAPER & FOREST PRODUCTS - 0.5%
Asia Pulp & Paper Finance II
 Mauritius Ltd. 12%,
 3/15/04 (c) B3  85,000  87,125
American Pad & Paper Co., Inc.
 13%, 11/15/05 B3  40,000  46,800
Crown Paper Co. 11%, 9/1/05 B3  30,000  30,075
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 B1  50,000  48,250
Florida Coast Paper Co. LLC/
 Florida Coast Paper
 Finance Corp., Series B,
 12 3/4%, 6/1/03 Caa  20,000  20,650
Gaylord Container Corp.
 11 1/2%, 5/15/01 B3  10,000  10,513
Indah Kiat International Finance
 Co. BV 12 1/2%, 6/15/06 Ba2  20,000  22,700
Mail-Well Corp. 10 1/2%,
 2/15/04 B  10,000  10,400
Malette, Inc. yankee 12 1/4%,
 7/15/04 Ba3  10,000  11,200
Repap Wisconsin, Inc.:
 9 1/4%, 2/1/02 B2  40,000  40,200
 9 7/8%, 5/1/06 Caa  50,000  50,375

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 Caa $ 20,000 $ 18,850
Riverwood International
 10 7/8%, 4/1/08 Caa  50,000  45,375
SD Warren Co., Series B,
 12%, 12/15/04 B1  15,000  16,800
Stone Container Corp.:
 12 5/8%, 7/15/98 B2  100,000  105,125
 11 7/8%, 12/1/98 B2  30,000  31,575
 10 3/4%, 10/1/02 B1  80,000  84,400
 11 7/8%, 8/1/16 B2  40,000  43,200
Tembec Finance Corp. yankee
 9 7/8%, 9/30/05 B1  10,000  10,300
  733,913
TOTAL BASIC INDUSTRIES   1,095,363
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Jordan Industries, Inc.
 10 3/8%, 8/1/03 B3  20,000  20,700
HOME FURNISHINGS - 0.1%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B2  6,000  6,570
Interlake Corp. 12 1/8%,
 3/1/02 B3  40,000  41,900
Knoll, Inc. 10 7/8%, 3/15/06 B1  38,000  42,038
  90,508
TEXTILES & APPAREL - 0.4%
Dan River, Inc. 10 1/8%,
 12/15/03 B3  10,000  10,600
Levi Strauss & Co. 6.80%,
 11/1/03 (c) Baa2  570,000  565,138
Polymer Group, Inc.
 9%, 7/1/07 (c) -  40,000  39,356
Synthetic Industries, Inc.
 9 1/4%, 2/15/07 (c) B2  40,000  40,500
  655,594
TOTAL DURABLES  766,802
ENERGY - 0.5%
ENERGY SERVICES - 0.1%
DI Industries, Inc. 8 7/8%,
 7/1/07 B1  25,000  24,625
McDermott International, Inc.
9 3/8%, 3/15/02 Ba3  60,000  62,909
Petroliam Nasional BHD yankee
 6 7/8%, 7/1/03 (c) A1  130,000  129,550
  217,084
OIL & GAS - 0.4%
Belden & Blake Corp. 9 7/8%,
 6/15/07 (c) B3  40,000  39,600
Cross Timbers Oil Co.
 9 1/4%, 4/1/07 B2  60,000  61,950
Flores & Rucks, Inc. 9 3/4%,
 10/1/06 B3  40,000  41,800
Ocean Energy, Inc. 8 7/8%,
 7/15/07 (c) B3  60,000  60,000
Pennzoil Co. 9 5/8%, 11/15/99 Baa3  60,000  63,925

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Ras Laffan Liquid Natural
 Gas Co. Ltd. yankee
 8.29%, 3/15/14 (c) A3 $ 300,000 $ 312,468
United Refining Co. 10 3/4%,
 6/15/07 (c) B2  30,000  29,700
  609,443
TOTAL ENERGY  826,527
FINANCE - 5.0%
ASSET-BACKED SECURITIES - 1.3%
Airplanes Pass Through Trust
 10 7/8%, 3/15/19 Ba2  100,000  115,500
Capital Equipment Receivables
 Trust 6.11%, 7/15/99 Aaa  1,410,000  1,411,763
Green Tree Financial Corp.
 6.10%, 4/15/27 Aaa  71,888  71,753
Sears Credit Account Master
 Trust II 6 1/2%, 10/15/03 Aaa  630,000  632,558
  2,231,574
BANKS - 1.5%
ABN Amro Bank NV 6 5/8%,
 10/31/01 Aa3  500,000  497,935
Banc One Corp. 6.70%,
 3/24/00 Aa3  350,000  351,631
Banco Latinoamer Exportaciones
 Euro 6.90%, 12/6/99 (c) Baa2  100,000  100,813
Capital One Bank 6.74%,
 5/31/99 Baa3  260,000  260,330
Export-Import Bank of Korea
 6 3/8%, 2/15/06 A1  600,000  562,272
First USA Bank 6 1/2%,
 12/23/99 Baa3  250,000  248,785
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  250,000  257,463
Signet Bank 7.80%, 9/15/06 Baa1  250,000  258,120
Summit Bancorp. 8 5/8%,
 12/10/02 BBB  100,000  107,241
  2,644,590
CREDIT & OTHER FINANCE - 2.0%
APP International Finance Co. BV
 yankee 11 3/4%, 10/1/05 Ba3  10,000  11,050
Ahmanson Capital Trust I
 8.36%, 12/1/26 (c) Baa3  250,000  252,088
Associates Corp. of North
 America 6 1/2%, 9/9/98 Aa3  250,000  250,993
CIT Group Holdings, Inc.
 6 1/4%, 9/30/99 Aa3  860,000  857,859
Chrysler Financial Corp.
 6 3/8%, 1/28/00 A3  180,000  179,460
First Security Capital I
 8.41%, 12/15/26 A3  110,000  112,141
GST Equipment Funding, Inc.
 13 1/4%, 5/1/07 (c) -  60,000  64,200
General Electric Capital Corp.
 6.94%, 4/13/09 (e) Aaa  480,000  484,517

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Imperial Credit Capital Trust I
 10 1/4%, 6/14/02 (c) B2 $ 20,000 $ 20,050
Imperial Credit Industries, Inc.
 9 7/8%, 1/15/07 B2  50,000  49,500
MCN Investment Corp.
6.03%, 2/1/01 Baa2  180,000  175,819
Nordstrom Credit, Inc.
7 1/4%, 4/30/02 A2  200,000  203,340
PNC Institutional Capital Trust
8.315%, 5/15/27 (c) A2  600,000  606,714
Polytama International Finance
 BV 11 1/4%, 6/15/07 B2  20,000  20,650
PTC International Finance BV
 0%, 7/1/07 (c) B3  10,000  6,063
  3,294,444
INSURANCE - 0.1%
Integon Capital I 10 3/4%,
 2/15/07 (c) Ba3  100,000  121,500
SAVINGS & LOANS - 0.1%
First Nationwide Holdings, Inc.
 10 5/8%, 10/1/03 Ba3  40,000  43,400
First Nationwide Parent
 Holdings Ltd. 12 1/2%,
 4/15/03 B3  80,000  89,200
  132,600
TOTAL FINANCE  8,424,708
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  40,000  40,700
MEDICAL FACILITIES MANAGEMENT - 0.2%

Columbia/HCA Healthcare Corp.
 6 1/2%, 3/15/99 A2  240,000  240,833
Integrated Health Services, Inc.
 9 1/2%, 9/15/07 (c) B1  10,000  10,225
Tenet Healthcare Corp.:
 8%, 1/15/05 Ba1  20,000  20,000
 8 5/8%, 1/15/07 Ba3  10,000  10,150
  281,208
TOTAL HEALTH  321,908
HOLDING COMPANIES - 0.2%
Gray Communications System,
 Inc. 10 5/8%, 10/1/06 B3  20,000  21,075
Norfolk Southern Corp.
 7.05%, 5/1/37 Baa1  340,000  345,080
TOTAL HOLDING COMPANIES   366,155
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.0%
Amphenol Corp. 9 7/8%,
 5/15/07 B2  10,000  10,300
Motors & Gears, Inc. 10 3/4%,
 11/15/06 B3  60,000  61,800
  72,100
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Continental Global Group, Inc.
 11%, 4/1/07 (c) B2 $ 20,000 $ 21,000
Goss Graphic System, Inc.
 12%, 10/15/06 B2  50,000  55,000
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 B3  10,000  10,675
Tenneco, Inc. 8.075%, 10/1/02 Baa1  300,000  314,838
  401,513
POLLUTION CONTROL - 0.3%
WMX Technologies, Inc.
 7.10%, 8/1/26 A3  400,000  407,588
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   881,201
MEDIA & LEISURE - 1.2%
BROADCASTING - 0.6%
Adelphia Communications Corp.:
 9 1/2%, 2/15/04 B3  10,000  9,500
 9 7/8%, 3/1/07 (c) -  130,000  125,450
Benedek Communications Corp.
 0%, 5/15/06 (b) -  50,000  30,125
Capstar Radio Broadcasting
 Partners, Inc. (c):
  9 1/4%, 7/1/07  -  60,000  58,050
  0%, 2/1/09 (b) CCC  70,000  44,975
Chancellor Radio Broadcasting
 Co. 8 3/4%, 6/15/07 (c) B3  60,000  59,250
Citadel Broadcasting Co.
 10 1/4%, 7/1/07 (c) B3  40,000  40,000
CS Wireless Systems, Inc.
 0%, 3/1/06 (b) Caa  30,000  7,200
Diamond Cable Communications
 PLC yankee 0%, 9/30/04 (b) B3  10,000  8,075
Echostar DBS Corp. 12 1/2%,
 7/1/02 (c) Caa  50,000  49,563
Echostar Satellite Broadcasting
Corp. 0%, 3/15/04 (b) Caa  40,000  28,400
Echostar Communications Corp.
 secured discount
 0%, 6/1/04 (b) B2  190,000  159,600
Jacor Communications Co.
 8 3/4%, 6/15/07 (c) B2  10,000  9,875
Lenfest Communications, Inc.:
 8 3/8%, 11/1/05 Ba3  10,000  9,850
 10 1/2%, 6/15/06 B2  10,000  10,900
Olympus Communications LP/
 Olympus Capital Corp.
 10 5/8%, 11/15/06 B1  50,000  52,250
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  10,000  10,775
TCI Communication, Inc.
 6.82%, 9/15/10 Ba1  250,000  249,878
Telewest PLC 0%, 10/1/07 (b) B1  60,000  43,350
UIH Australia/PAC, Inc., Series B,
 0%, 5/15/06 (b) B2  90,000  54,450
  1,061,516

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENTERTAINMENT - 0.1%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 (c) B2 $ 70,000 $ 71,050
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2  20,000  21,550
 0%, 3/15/06 (b) B2  10,000  7,125
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  30,000  30,450
Viacom, Inc. 8%, 7/7/06 B1  100,000  97,000

  227,175
LEISURE DURABLES & TOYS - 0.1%
Coleman Escrow Corp. (c):
 secured 1st priority
  0%, 5/15/01  B3  140,000  88,200
 secured 2nd priority
  0%, 5/15/01  Caa  20,000  11,550
Icon Health and Fitness, Inc.
 13%, 7/15/02 B3  50,000  56,125
Icon Fitness Corp. 0%,
 11/15/06 (b) CCC+  10,000  5,450
  161,325
LODGING & GAMING - 0.3%
American Skiing Co.
 12%, 7/15/06 B3  30,000  31,500
Casino Magic Financial Corp.
 11 1/2%, 10/15/01 B1 20,000  17,500
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2 150,000 145,688
HMC Acquisition Properties,
 Inc. 9%, 12/15/07 Ba3 60,000  60,600
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  60,000  63,600
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  40,000  44,700
Prime Hospitality Corp.
 9 3/4%, 4/1/07 -  20,000  21,050
Sun International Hotels Ltd./Sun
 International North America,
 Inc. yankee 9%, 3/15/07 Ba3  70,000  71,050
  455,688
PUBLISHING - 0.1%
Big Flower Press Holdings, Inc.
 8 7/8%, 7/1/07 (c) -  90,000  88,425
RESTAURANTS - 0.0%
AFC Enterprises, Inc. 10 1/4%,
 5/15/07 (c) B3  40,000  39,800
TOTAL MEDIA & LEISURE  2,033,929
NONDURABLES - 0.2%
FOODS - 0.0%
International Home Foods,
 Inc. 10 3/8%, 11/1/06 B2  10,000  10,300
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetic, Inc.
 11 3/4%, 2/15/04 B3  50,000  51,750
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  65,000  69,225
  120,975
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
TOBACCO - 0.2%
North Atlantic Trading, Inc.
 11%, 6/15/04 (c) B3 $ 10,000 $ 10,150
Philip Morris Companies, Inc.
 6.95%, 6/1/06 A2  250,000  250,833
  260,983
TOTAL NONDURABLES   392,258
RETAIL & WHOLESALE - 0.9%
APPAREL STORES - 0.1%
Mothers Work, Inc. 12 5/8%,
 8/1/05 B3  10,000  10,325
Specialty Retailers, Inc.
 8 1/2%, 7/15/05 (c) Ba3  30,000  29,925
  40,250
GENERAL MERCHANDISE STORES - 0.5%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  300,000  299,487
 6.40%, 2/15/03 Baa1  400,000  389,652
Penney (J.C.) Co., Inc.
 6.95%, 4/1/00 A2  160,000  161,347
  850,486
GROCERY STORES - 0.3%
American Stores Co.
 7 1/2%, 5/1/37 Baa2  250,000  254,743
Food 4 Less Holdings, Inc.
 13 5/8%, 6/15/07 -  10,681  12,486
Grand Union Co.
 12%, 9/1/04 Caa  50,000  37,000
Pantry, Inc. 12%, 11/15/00 B2  10,000  10,250
Pathmark Stores, Inc.:
 11 5/8%, 6/15/02 Caa  40,000  40,500
 9 5/8%, 5/1/03 B3  10,000  9,650
Penn Traffic Co.:
 10 1/4%, 2/15/02 B3  40,000  34,400
 8 5/8%, 12/15/03 B3  30,000  24,225
 10 3/8%, 10/1/04 B3  20,000  17,000
 11 1/2%, 4/15/06 B3  20,000  17,700
Pueblo Xtra International, Inc.:
 9 1/2%, 8/1/03 B3  60,000  57,450
 9 1/2%, 8/1/03 (c) B3  10,000  9,650
Randalls Food Markets, Inc.

 9 3/8%, 7/1/07 (c) B2  10,000  9,963
  535,017
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Corporate Express, Inc., Series B,
 9 1/8%, 3/15/04 B2  10,000  10,000
TOTAL RETAIL & WHOLESALE  1,435,753
SERVICES - 0.2%
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  40,000  41,100

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
SERVICES - 0.2%
Orion Network System, Inc. unit:
 11 1/4%, 1/15/07 B2 $ 50,000 $ 51,125
 0%, 1/15/07 (b) B2  290,000  165,300
Outsourcing Solutions, Inc.
 11%, 11/1/06 B3  10,000  10,850
  227,275
TOTAL SERVICES  268,375
TECHNOLOGY - 0.2%
COMMUNICATIONS EQUIPMENT - 0.0%
Intermedia Communications, Inc.
 0%, 5/15/06 (b) B2  80,000  55,000
COMPUTER SERVICES & SOFTWARE - 0.0%
Verio, Inc. unit 13 1/2%,
 6/15/04 (c)  -  50,000  50,250
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc. 6.70%, 8/6/99 Baa1  250,000  250,948
Dictaphone Corp. 11 3/4%,
 8/1/05 B3  10,000  9,200
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  10,000  10,725
Unisys Corp. 12%, 4/15/03 B1  10,000  10,825
  281,698
ELECTRONIC INSTRUMENTS - 0.0%
Wavetek Corp. 10 1/8%,
 6/15/07 (c) B3  10,000  10,200
ELECTRONICS - 0.0%
Fairchild Semiconductor Corp.
 10 1/8%, 3/15/07 (c) B2  30,000  31,650
Viasystems, Inc. 9 3/4%,
 6/1/07 (c) B3  10,000  10,175
  41,825
TOTAL TECHNOLOGY   438,973
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.0%
Atlas Air, Inc. pass through trust
 12 1/4%, 12/1/02 Ba3  30,000  33,450
RAILROADS - 0.1%
Burlington Northern Santa Fe
 Corp. 7.29%, 6/1/36 Baa2  150,000  153,768
TFM SA de CV (c):
 10 1/4%, 6/15/07  B2  10,000  10,175
 0%, 6/15/09 (b) B2  20,000  11,550
  175,493
TOTAL TRANSPORTATION  208,943
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - 1.5%
CELLULAR - 0.7%
Arch Communications Group,
 Inc. 0%, 3/15/08 (b) B3 $ 90,000 $ 47,475
Clearnet Communications, Inc.
 yankee 0%, 12/15/05 (b) B3  50,000  32,875
McCaw International Ltd. unit
 0%, 4/15/07 (b)(c) CCC  200,000  96,000
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (b) B3  140,000  78,400
Millicom International Cellular
 SA 0%, 6/1/06 (b) B3  260,000  185,900
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  20,000  21,100
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  10,000  9,450
 Series A, 11 5/8%, 8/15/06 B3  30,000  28,350
Pagemart, Inc. 0%, 11/1/03 (b) -  70,000  60,550
Pagemart Nationwide, Inc.
 0%, 2/1/05 (b) -  40,000  29,800
RSL Communications Ltd./RSL
 Communications PLC
 12 1/4%, 11/15/06 -  40,000  40,700
Telesystem International Wireless,
 Inc. 0%, 6/30/07 (b)(c) B-  30,000  15,975
360 Degrees Communications
 Co. 7 1/8%, 3/1/03 Ba1  400,000  397,796
USA Mobile Communications,
 Inc. II 9 1/2%, 2/1/04 B2  10,000  9,300
  1,053,671
ELECTRIC UTILITY - 0.0%

CMS Energy Corp. 8 1/8%,
 5/15/02 Ba3  10,000  10,075
GAS - 0.2%
Columbia Gas System, Inc.
 6.61%, 11/28/02 Baa1  379,000  374,717
TELEPHONE SERVICES - 0.6%
Brooks Fiber Properties, Inc.:
 0%, 3/1/06 (b) -  10,000  6,750
 11 7/8%, 11/1/06 -  20,000  12,900
GST USA, Inc. 0%, 12/15/05 (b) -  34,000  21,080
Hyperion Telecommunications,
 Inc., Series B, 0%,
 4/15/03 (b) -  60,000  30,150
LCI International, Inc.
 7 1/4%, 6/15/07 Ba1  200,000  198,100
McleodUSA, Inc. 0%,
 3/1/07 (b)(c) B3  40,000  25,500
MFS Communications, Inc.
 0%, 1/15/06 (b) Ba3  250,000  197,188
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (b) Caa  87,000  77,648

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Teleport Communications Group,
 Inc. 0%, 7/1/07 (b) B1 $ 20,000 $ 14,425
WorldCom, Inc. 7 3/4%,
 4/1/07 Ba1  400,000  409,072
  992,813
TOTAL UTILITIES   2,431,276
TOTAL NONCONVERTIBLE BONDS   20,254,975
TOTAL CORPORATE BONDS
 (Cost $20,329,264)   20,542,690
U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS - 10.7%
U.S. TREASURY OBLIGATIONS - 9.6%
 5 7/8%, 8/15/98 Aaa  1,000,000  999,690
 6 5/8%, 6/30/01 Aaa  6,540,000  6,601,280
 7%, 7/15/06 Aaa  5,286,000  5,437,973
 12%, 8/15/13 (callable) Aaa  1,100,000  1,548,426
 8 1/8%, 8/15/19 Aaa  825,000  941,144
 7 1/4%, 2/15/23 Aaa  490,000  504,700
TOTAL U.S. TREASURY OBLIGATIONS   16,033,213
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.1%
Federal Home Loan Bank:
 7.56%, 9/1/04 Aaa  310,000  324,725
 7.59%, 3/10/05 Aaa  190,000  199,738
Federal National Mortgage
 Association 6.72%, 8/1/05 Aaa  720,000  716,400
Government Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through Defense
 Security Assistance Agency)
 Class 2-E, 9.40%, 5/15/02 Aaa  127,981  135,802
State of Israel (guaranteed by
 U.S. Government through Agency
 for International Development):
  8%, 11/15/01 Aaa  220,000  231,917
  5.89%, 8/15/05 Aaa  310,000  293,730
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  1,902,312
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $17,972,172)  17,935,525
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 2.4%
Federal Home Loan Mortgage
 Corporation:
 7%, 6/1/99 to 7/1/01 Aaa  466,372  469,127
 7 1/2%, 7/1/27 (g) Aaa  970,000  974,547
Federal National Mortgage
 Association:
 5 1/2%, 2/1/03 to 2/1/26 Aaa  1,170,119  1,115,067
 6%, 4/1/11 Aaa  461,556  446,556
Government National Mortgage
 Association 7%, 10/15/23
 to 8/15/27 (g) Aaa  1,111,502  1,094,199
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $4,111,968)  4,099,496
U.S. GOVERNMENT AGENCY - 0.7%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Federal Home Loan Mortgage
 Corporation planned
 amortization class
 Series 1645 Class ZA,
 5 1/2%, 4/15/05 Aaa $ 622,356 $ 606,797
Federal National Mortgage
 Association planned
 amortization class
 Series 1993-129 Class D,
 6.10%, 6/25/05 Aaa  500,000  496,250
TOTAL U.S. GOVERNMENT AGENCY

 (Cost $1,097,458)   1,103,047
COMMERCIAL MORTGAGE SECURITIES - 0.3%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class A-1,
 6 7/8%, 2/25/43 (c) Aaa  307,292  308,445
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  250,000  246,590
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $548,447)   555,035
FOREIGN GOVERNMENT OBLIGATIONS (F) - 0.4%
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  470,000  469,962
Quebec Province yankee
 6.86%, 4/15/26 (e) A2  250,000  246,125
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $709,904)   716,087
CASH EQUIVALENTS - 7.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97  $ 12,490,057  12,488,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $146,599,508)  $ 167,465,455
LEGEND
1. Non-income producing
2. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,713,489 or 2.8% of net assets.
4. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified rate and date.
6. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
7. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $89,201,982 and $47,453,749, respectively, of which U.S. government and government agency obligations aggregated $28,333,982 and $ 22,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $9,631 for the period.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 19.4% AAA, AA, A 18.5%
Baa 2.8% BBB 4.4%
Ba 1.3% BB 0.4%
B 2.4% B 2.5%
Caa 0.3% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $146,608,960. Net unrealized appreciation aggregated $20,856,495, of which $21,494,643 related to appreciated investment securities and $638,148 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $372,000 which will expire on December 31, 2004.
VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in                          $ 167,465,455
securities, at
value (including
repurchase
agreements of
$12,488,000)
(cost $146,599,508)
- - See
accompanying
schedule

Cash                                         1,115,612

Receivable for                                 670,618
investments sold

Receivable for fund                            297,225
shares sold

Dividends receivable                           160,685

Interest receivable                            652,510

 TOTAL ASSETS                              170,362,105

LIABILITIES

Payable for             $  1,451,436
investments
purchased
Regular delivery

 Delayed delivery          2,094,009

Accrued management            60,531
fee

Other payables and            29,741
accrued expenses

 TOTAL LIABILITIES                           3,635,717

NET ASSETS                                $166,726,388

Net Assets consist of:

Paid in capital                           $141,786,400

Undistributed net                            2,231,662
investment income

Accumulated                                  1,842,367
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                              20,865,959
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                           $166,726,388
12,251,612 shares
outstanding

NET ASSET VALUE,                          $      13.61
offering price
and redemption
price per
share
($166,726,388 (divided by)
12,251,612 shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                               $   854,788
Dividends

Interest                                                          1,790,207

 TOTAL INCOME                                                     2,644,995

EXPENSES

Management fee                            $    294,816

Transfer agent fees                             48,191

Accounting fees and                             39,379
expenses

Non-interested                                     272
trustees'
compensation

Custodian fees and                               8,008
expenses

Registration fees                              21

Audit                                          10,725

Legal                                          1,119

Miscellaneous                                  145

 Total expenses                               402,676
before reductions

 Expense reductions                           (5,162        397,514
                                             )

NET INVESTMENT                                2,247,481
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                                 2,241,895
securities

 Foreign currency                             (19           2,241,876
transactions                                 )

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                  13,357,453
securities

 Assets and                                   (322          13,357,131
liabilities in                               )
foreign currencies

NET GAIN (LOSS)                                             15,599,007

NET INCREASE                                              $  17,846,488
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                         $  5,087
Expense reductions
 Directed brokerage
arrangements

 Custodian interest                                          75
credits

                                                          $  5,162

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE)                   SIX MONTHS      YEAR ENDED
IN NET ASSETS                         ENDED           DECEMBER 31,
                                      JUNE 30, 1997   1996
                                      (UNAUDITED)

Operations                              $ 2,247,481    $ 2,701,775
Net investment
income

 Net realized gain                        2,241,876       (391,485)
(loss)

 Change in net                           13,357,131      6,443,286
unrealized
appreciation
(depreciation)

 NET INCREASE                            17,846,488      8,753,576
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                         (2,678,656)       (26,804)
shareholders
From net
investment income

 From net realized                       -                (192,158)
gain

 TOTAL DISTRIBUTIONS                     (2,678,656)      (218,962)

Share transactions                       50,743,701     51,928,218
Net proceeds from
sales of shares

 Reinvestment of                         2,678,656         218,962
distributions

 Cost of shares                          (4,973,433)       (727,396)
redeemed

 NET INCREASE                            48,448,924        51,419,784
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                         63,616,756        59,954,398
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                     103,109,632       43,155,234

 End of period                          $ 166,726,388     $ 103,109,632
(including
undistributed net
investment
income of
$2,231,662 and
$2,677,878,
respectively)

OTHER INFORMATION
Shares

 Sold                                    3,992,425         4,616,047

 Issued in                               215,153           19,533
reinvestment of
distributions

 Redeemed                                (390,109)         (64,658)

 Net increase                            3,817,469         4,570,922
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                      SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                      JUNE 30, 1997

SELECTED PER-SHARE    (UNAUDITED)               1996                    1995
DATA

Net asset value,       $  12.23                 $   11.17               $  10.00
beginning of period

Income from
Investment
Operations

 Net investment        .22 D                    .33                      .14
income

 Net realized and      1.47                     .78                      1.25
unrealized gain
(loss)

 Total from            1.69                     1.11                     1.39
investment
operations

Less Distributions

 From net              (.31)                    (.01) H                  (.14)
investment income

 From net realized     -                        (.04) H                  (.08)
gain

 Total distributions   (.31)                    (.05)                    (.22)

Net asset value, end   $  13.61                 $  12.23                $ 11.17
of period

TOTAL RETURN  B, C     14.05%                   9.98%                    13.92%

RATIOS AND
SUPPLEMENTAL

DATA

Net assets, end of     $166,726                 $103,110                $43,155
period (000
omitted)

Ratio of expenses to   .62% A                   .72%                    1.42%
average net assets                                                     E

Ratio of expenses to   .61% A, F                .71% F                  1.42%
average net assets
after expense
reductions

Ratio of net           3.47% A                  3.63%                   3.56%
investment income
to average net
assets

Portfolio turnover     81% A                    163%                    248%
rate

Average commission     $  .0417                $ .0165
rate G

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE TOTAL
RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER. H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                            PAST 1   LIFE OF
JUNE 30,1997                                             YEAR     FUND

ASSET MANAGER: GROWTH                                    25.51%    23.29%

S&P 500(registered trademark)                            34.70%    33.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figure would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE

ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
  1995/01/31      10000.00  10000.00
10000.00
  1995/02/28      10149.70  10389.70
10319.41
  1995/03/31      10289.42  10696.30
10539.38
  1995/04/30      10558.88  11011.31
10785.08
  1995/05/31      10708.58  11451.43
11198.64
  1995/06/30      11137.72  11717.44
11396.90
  1995/07/31      11546.91  12106.00
11632.64
  1995/08/31      12065.87  12136.38
11694.83
  1995/09/30      12245.51  12648.54
12051.93
  1995/10/31      11776.45  12603.38
12082.78
  1995/11/30      11986.03  13156.67
12486.40
  1995/12/31      12277.71  13410.07
12699.16
  1996/01/31      12569.78  13866.55
13007.00
  1996/02/29      12613.39  13995.09
13008.05
  1996/03/31      12840.37  14129.86
13058.25
  1996/04/30      13143.01  14338.14
13160.97
  1996/05/31      13348.36  14707.92
13378.10
  1996/06/30      13402.41  14763.95
13465.02
  1996/07/31      13067.35  14111.68
13090.93
  1996/08/31      13164.62  14409.30
13265.02
  1996/09/30      13705.04  15220.25
13818.40
  1996/10/31      14104.95  15640.03
14160.36
  1996/11/30      15023.67  16822.26
14932.58
  1996/12/31      14737.79  16489.01
14697.36
  1997/01/31      15367.80  17519.24
15354.72
  1997/02/28      15514.22  17656.59
15451.58
  1997/03/31      14781.88  16931.08
14967.66
  1997/04/30      15401.55  17941.87
15652.51
  1997/05/31      16336.68  19034.17
16360.18
  1997/06/30      16821.15  19886.90
16925.34
Let's say hypothetically that $10,000 was invested in Asset Manager: Growth Portfolio on January 31, 1995, shortly after the fund began. As the chart shows, by June 30, 1997, the value of the investment would have grown to $16,821 - a 68.21% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $19,887 over the same period - a 98.87% increase.
You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The Aggressive Asset Allocation Composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (98.87%), Lehman Brothers Aggregate Bond Index (24.12%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (13.63%) - according to the fund's neutral mix*, assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $16,925 - a 69.25% increase.
* 70% STOCKS, 25% BONDS AND 5% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO DECEMBER 31, 1996.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                                            % OF FUND'S
                                                            INVESTMENTS

Philip Morris Companies, Inc.                               6.4

Federal National Mortgage Association                       4.7

Federal Home Loan Mortgage Corporation                      2.7

International Business Machines Corp.                       2.3

General Motors Corp.                                        2.3

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
(STOCKS ONLY)                                               % OF FUND'S
                                                            INVESTMENTS

Finance                                                     15.1

Technology                                                  12.9

Nondurables                                                 7.5

Retail & Wholesale                                          7.0

Utilities                                                   6.8

ASSET ALLOCATION AS OF JUNE 30, 1997*
Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 16.5
Row: 1, Col: 3, Value: 79.3
Stock class  79.3%
Bond class  16.5%
Short-term class  4.2%
FOREIGN INVESTMENTS  10.4%
*
ASSET ALLOCATION IN THE PIE CHART REFLECTS THE CATEGORIZATION OF ASSETS AS
DEFINED
IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.
% OF FUND'S INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Richard Habermann (top left), Portfolio Manager of Asset
Manager: Growth Portfolio, George Vanderheiden (top right), sub-manager for stocks, Charles Morrison (bottom left), sub-manager for bonds, and John Todd (bottom right), sub-manager for short-term/money market instruments. Charles Morrison became sub-manager for bonds on February 3, 1997, and John Todd became sub-manager for short-term/money market instruments on December 1, 1996.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. The fund's performance historically has been compared to that of the Standard & Poor's 500 Index. However, there are some significant differences between the make-up of the fund and the composition of the index. While the S&P 500 is made up exclusively of stocks, the fund invests in stocks, bonds and short-term/money market instruments. The fund allocates assets among these three categories in order to help control both volatility and risk relative to funds or indexes that invest only in stocks. That being said, the S&P 500 posted a strong 20.61% return during the six months that ended June 30, 1997, and 34.70% over the 12 months ended June 30, 1997. Since the fund is diversified into other asset classes that didn't perform as well as stocks, the fund's performance lagged that of the S&P 500. However, the fund did benefit from the performance of its equity investments and its small stake in high-yield bonds, while the bond and short-term money market portions of the fund performed in line with their respective markets.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. At the end of June 1997, the fund's equity position stood at about 79%, 9% above the new neutral mix the fund instituted on January 1, 1997. That neutral mix comprises 70% stocks, 25% bonds and 5% short-term/money market instruments. In order to add to the equity portion, we reduced both the fund's bond and short-term/money market positions. At the end of the period, the fund held about 17% in bonds and approximately 4% in short-term/money market instruments.
Q. WHY DID YOU INCREASE THE FUND'S STOCK INVESTMENTS?
D.H. Because the investing environment was very favorable not only for all financial assets, but especially for stocks. We've had limited inflation and corporate earnings continued to be strong. Another key factor was the strength of the dollar, although that can act as a double-edged sword. On the negative side, a rising dollar acts as a drag on the economy by slowing exports and suppressing corporate earnings. This especially affects large, multinational corporations. These companies, however, generally were able to post earnings surprises through cost cutting and sustain their stock prices by buying back shares. The positive side of the strong dollar is that it helps to control inflation by keeping import prices down. In addition, investors, especially those abroad, tend to feel more comfortable investing in U.S. markets when the dollar is strong, helping to sustain prices for both stocks and bonds.
Q. WHAT WAS THE ENVIRONMENT LIKE FOR THE BOND MARKET?
D.H. During the latter stages of the first quarter and the beginning of the second quarter, the bond market struggled because of concerns that continued economic growth might lead to inflation. Employment had reached a level where historically there should have been increased upward pressure on wages. The Federal Reserve Board tried to anticipate and head off incipient inflation by raising the fed funds rate - the rate banks charge each other for overnight loans - by 0.25% to 5.50% at the end of March. This move was well-telegraphed, so the rate increase was already priced into the market when the Fed acted. The Fed chose to keep rates steady in May, a stance that surprised many in the market who were anticipating another rate increase. The Fed stood pat mainly because economic growth slowed and there were few if any signs of inflationary pressure. From that point on, the bond market responded favorably.
Q. TURNING TO YOU, GEORGE, HOW DID YOU MANAGE THE STOCK PORTION OF THE FUND IN A VIRTUALLY NO-INFLATION ENVIRONMENT?
G.V. I concentrated on four areas during the period. First, I looked at innovators and unit growers because these companies use unit growth to increase earnings and don't have to rely on price increases. Technology, health care and telecommunications fall within these areas. Second were the interest sensitive sectors that benefited from low interest rates, including mortgage companies, insurance, finance and construction. Third, I looked at global growers - companies with proprietary advantages, such as low costs, unique distribution channels or strong brands - which are seizing market share on a global basis. Fourth were the acquisitive companies in consolidating industries. Certain industries have stopped growing, but certain companies have been able to show earnings growth by acquiring market share and paring costs.
Q. PHILIP MORRIS IS THE FUND'S LARGEST STOCK HOLDING. WHAT IS YOUR POSITION ON TOBACCO STOCKS?
G.V. I own tobacco stocks because they operate a profitable business that historically has offered above-average returns to shareholders over the long term. In the past, the stocks have provided better-than-average earnings growth, lower-than-average price-to-earnings ratios and high yields. Nothing this year has changed that. We have determined that the tobacco stocks are selling at a "litigation discount" in excess of any reasonable estimate of potential liabilities. The cost of the proposed settlement is high, but should be passed completely along to consumers.
Q. STOCK VALUATIONS WERE QUITE HIGH. WHY WAS THAT, AND WILL THEY STAY
INFLATED?
G.V. We had a nearly perfect investing environment during the period - experiencing growth without inflation. Accelerating inflation is usually the killer of all bond and equity bull markets, but inflation just kept receding as the economic expansion continued. During the worst bear market I ever encountered - the 1973-1974 bear that took prices down about 50% - everything that could go wrong did go wrong. Today is an environment where everything that could go right has gone right - from a declining budget deficit, to falling inflation, to surging earnings, to big flows into mutual funds and rising consumer confidence. If any of these factors change for the worse, valuations should deflate. My biggest concern going forward is that the low level of inflation and pricing power in a strong economy will deteriorate to deflation in a slowing or contracting economy, thereby leading to sizable earnings declines.
Q. CHARLIE, WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND'S BOND INVESTMENTS?
C.M. For most of the period, I focused on positioning the bond portion of the portfolio more aggressively by increasing its weighting in securities that offer a yield advantage over Treasuries, such as corporate securities, while decreasing the percentage held in Treasuries. Part of that move was accomplished with Dick's reallocation of assets away from bonds. In reducing the fund's stake in bonds, I sold Treasuries. At the same time, I tended to focus any new purchases on investments that offered a yield advantage over Treasuries. Specific areas of focus included BBB-rated corporate bonds and commercial mortgage-backed securities.
Q. WHAT KINDS OF BONDS DID YOU FOCUS ON IN THE CORPORATE MARKET?
C.M. One area of interest over the period was in the bank market. I continued to add long-term bank paper in the form of capital securities. Last fall, the Federal Reserve Board ruled that domestic banking companies could issue capital securities, which offered the banks significant tax advantages, as well as the opportunity to strengthen their balance sheets. Numerous banks took advantage of this opportunity and inundated the market with these securities. The large amount of supply in a relatively concentrated period of time allowed us to purchase many capital securities at cheap levels. This market has performed well following the initial supply.
Q. JOHN, WHAT HAS THE BACKDROP FOR THE SHORT-TERM AND MONEY MARKETS BEEN LIKE SINCE YOU CAME ON BOARD?
J.T. As Dick pointed out, the Fed raised the fed funds rate at its March meeting, but then chose not to continue to raise rates at its late May meeting. For now, the Fed appears to be in a holding pattern. Some believe that the Fed has abandoned the notion of being pre-emptive - seeking to head off inflation before it actually appears - and instead will respond only to actual evidence of inflation rather than trying to respond to underlying inflationary pressures.
Q. WHAT SORT OF STRATEGY DID YOU PURSUE?
J.T. Because Fed Chairman Alan Greenspan warned that the Fed might raise rates, I reduced the short-term/money market portion's average maturity to about 50 days in the first quarter. Once the market adjusted to the new, higher rate level and expectations of further Fed interest rate increases were built into the yield curve, the maturity was extended. That's because many longer-maturity instruments were attractively valued because their prices and yields reflected a more aggressive Fed interest rate posture than I felt was likely.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. I believe that a lack of pricing power, among other things, makes it clear that corporations are not operating with a very strong wind at their backs. At the same time, U.S. companies - helped by advances in technology that help cut costs - are operating very efficiently, leading to many positive earnings surprises. I don't see much that would change that over the near future. Still, the economic pattern over the past year has been like a seesaw. That is, the economy has grown in spurts, picking up for one quarter then tailing off into weakness during the next. If the economy shows sustained strength, interest rates could rise and put some pressure on the markets. On the other hand, one could argue that rates might fall because inflation is at such a low level. As always, we'll have to wait and see what the future holds.



FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of June 30, 1997, more than $4 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 78.2%
SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.6%
AEROSPACE & DEFENSE - 1.1%
Boeing Co.   80,600 $ 4,276,838
Gulfstream Aerospace Corp. (a)  5,800  171,100
  4,447,938
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.   34,000  1,734,000
SHIP BUILDING & REPAIR - 0.1%
Avondale Industries, Inc. (a)  2,800  58,800
Newport News Shipbuilding, Inc.   8,200  159,388
  218,188
TOTAL AEROSPACE & DEFENSE   6,400,126
BASIC INDUSTRIES - 4.4%
CHEMICALS & PLASTICS - 2.8%
Air Products & Chemicals, Inc.   9,800  796,250
du Pont (E.I.) de Nemours & Co.   108,100  6,796,788
Raychem Corp.   31,900  2,372,563
Union Carbide Corp.   30,000  1,411,875
  11,377,476
PACKAGING & CONTAINERS - 0.8%
Owens-Illinois, Inc. (a)  95,100  2,948,100
PAPER & FOREST PRODUCTS - 0.8%
Boise Cascade Corp.   19,400  685,063
Champion International Corp.   29,000  1,602,250
International Paper Co.   11,500  558,469
Willamette Industries, Inc.   3,900  273,000
  3,118,782
TOTAL BASIC INDUSTRIES   17,444,358
CONSTRUCTION & REAL ESTATE - 0.9%
CONSTRUCTION - 0.7%
Centex Corp.   11,800  479,375
D.R. Horton, Inc.   32,900  341,338
Fleetwood Enterprises, Inc.   48,733  1,452,853
Kaufman & Broad Home Corp.   24,200  425,013
U.S. Home Corp. (a)  2,600  69,063
  2,767,642
ENGINEERING - 0.2%
Fluor Corp.   18,900  1,043,044
TOTAL CONSTRUCTION & REAL ESTATE   3,810,686
DURABLES - 4.3%
AUTOS, TIRES, & ACCESSORIES - 3.6%
Circuit City Stores, Inc. -
 CarMax Group  2,500  35,781
Cummins Engine Co., Inc.   19,500  1,375,969
Dana Corp.   7,500  285,000
Discount Auto Parts, Inc. (a)  12,500  243,750
Federal-Mogul Corp.   8,300  290,500
General Motors Corp.   163,100  9,081,631
Gentex Corp. (a)  7,000  138,250
Goodyear Tire & Rubber Co.   8,100  512,831
Honda Motor Co. Ltd.   13,000  391,208
Magna International, Inc. Class A  21,200  1,274,472
Superior Industries International, Inc.   32,900  871,850
  14,501,242
CONSUMER ELECTRONICS - 0.2%
Newell Co.   15,900  630,038

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.5%
Burlington Industries, Inc. (a)  40,400 $ 484,800
Liz Claiborne, Inc.   10,900  508,213
NIKE, Inc. Class B  15,000  875,625
Reebok International Ltd.   2,400  112,200
  1,980,838
TOTAL DURABLES   17,112,118
ENERGY - 6.5%
ENERGY SERVICES - 0.3%
McDermott International, Inc.   37,600  1,097,450
OIL & GAS - 6.2%
Amerada Hess Corp.   15,700  872,331
Anadarko Petroleum Corp.   1,700  102,000
Atlantic Richfield Co.   28,700  2,023,350
British Petroleum PLC ADR  52,146  3,904,432

Burlington Resources, Inc.   40,100  1,769,413
Canada Occidental Petroleum Ltd.   700  15,717
Chevron Corp.   2,300  170,056
Elf Aquitaine SA sponsored ADR  8,100  440,944
Enron Oil & Gas Co.   5,100  92,438
Fortune Petroleum Corp. warrants
 9/28/98 (a)  100,000  75,000
Kerr-McGee Corp.   7,600  481,650
Louisiana Land & Exploration Co.   31,500  1,799,438
Mobil Corp.   4,600  321,425
Noble Affiliates, Inc.   3,000  116,063
Occidental Petroleum Corp.   67,800  1,699,238
Royal Dutch Petroleum Co. Ord.   3,200  166,346
Royal Dutch Petroleum Co.   129,600  7,047,000
Santa Fe Energy Resources, Inc. (a)  23,400  343,688
Sun Co., Inc.   9,500  294,500
Tosco Corp.   68,100  2,038,744
Total SA:
 Class B  2,420  244,461
 sponsored ADR  15,065  762,666
Union Pacific Resources Group, Inc.  5,300  131,838
  24,912,738
TOTAL ENERGY  26,010,188
FINANCE - 14.9%
BANKS - 0.4%
Canadian Imperial Bank of Commerce  200  5,041
Credit Suisse Group (Reg.)  8,400  1,077,660
NationsBank Corp.   11,500  741,750
1,824,451
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  25,000  462,500
CREDIT & OTHER FINANCE - 0.9%
Fleet Financial Group, Inc.   55,200  3,491,400
FEDERAL SPONSORED CREDIT - 7.4%
Federal Home Loan Mortgage
 Corporation  319,400  10,979,375
Federal National Mortgage Association  428,200  18,680,225
  29,659,600
INSURANCE - 5.6%
AFLAC, Inc.   12,700  600,075
Aegon NV (Reg.)  12,898  903,666
Allmerica Financial Corp.   14,100  562,238
Allstate Corp.   83,100  6,066,300
American International Group, Inc.   33,900  5,063,813
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
CIGNA Corp.   5,300 $ 940,750
Equitable of Iowa Companies   2,000  112,000
General Re Corp.   8,700  1,583,400
Loews Corp.   5,700  570,713
MGIC Investment Corp.   40,400  1,936,675
PMI Group, Inc.   14,700  916,913
Provident Companies, Inc.   1,200  64,200
Providian Financial Corp. (a)  31,200  1,002,300
Reliastar Financial Corp.   5,700  416,813
Torchmark Corp.   18,700  1,332,375
Travelers Property Casualty Corp.
 Class A  4,500  179,438
UNUM Corp.   3,300  138,600
  22,390,269
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.  17,300  1,211,000
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.  28,300  801,244
TOTAL FINANCE   59,840,464
HEALTH - 6.3%
DRUGS & PHARMACEUTICALS - 2.3%
American Home Products Corp.   1,400  107,100
Amgen, Inc.   27,300  1,586,813
Astra AB Class A Free shares  136,700  2,549,515
Merck & Co., Inc.   6,800  703,800
Novartis AG (Reg.)  1,296  2,069,698
Schering-Plough Corp.   44,600  2,135,225
  9,152,151
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Allegiance Corp.   2,660  72,485
Bard (C.R.), Inc.   13,000  472,063
Baxter International, Inc.   5,400  282,150
Biomet, Inc.   30,900  575,513
Boston Scientific Corp. (a)  1,600  98,300
Johnson & Johnson  3,500  225,313
St. Jude Medical, Inc. (a)  35,800  1,396,200
  3,122,024
MEDICAL FACILITIES MANAGEMENT - 3.2%
Columbia/HCA Healthcare Corp.   222,750  8,756,859
Health Management Associates, Inc.
 Class A (a)  1,500  42,750
Humana, Inc. (a)  59,700  1,380,563
Tenet Healthcare Corp. (a)  41,800  1,235,713
United HealthCare Corp.  26,100  1,357,200
  12,773,085
TOTAL HEALTH  25,047,260

HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)  20,900  744,563
INDUSTRIAL MACHINERY & EQUIPMENT - 1.6%
ELECTRICAL EQUIPMENT - 0.9%
Emerson Electric Co.   7,800  429,488
General Electric Co.   35,300  2,307,738
Scientific-Atlanta, Inc.   17,800  389,375
Sensormatic Electronics Corp.   6,200  79,825
Westinghouse Electric Corp.   26,500  612,813
3,819,239

SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Caterpillar, Inc.   15,600 $ 1,675,050
JLK Direct Distribution, Inc. Class A  100  2,563
Ultratech Stepper, Inc. (a)  19,000  434,625
2,112,238
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   18,800  625,100
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   6,556,577
MEDIA & LEISURE - 2.4%
BROADCASTING - 0.1%
Cox Communications, Inc. Class A (a)  4,600  110,400
HSN, Inc. (a)  3,350  104,688
TCI Group Class A (a)  15,600  232,050
  447,138
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  1,300  56,875
Royal Caribbean Cruises Ltd.   3,100  108,306
  165,181
LEISURE DURABLES & TOYS - 0.6%
Nintendo Co. Ltd. Ord.   27,300  2,286,013
LODGING & GAMING - 0.9%
Circus Circus Enterprises, Inc. (a)  42,000  1,034,250
HFS, Inc. (a)  7,200  417,600
Harrah's Entertainment, Inc. (a)  19,500  355,875
Mirage Resorts, Inc. (a)  42,200  1,065,550
Sun International Hotels Ltd. Ord. (a)  19,400  716,588
  3,589,863
PUBLISHING - 0.1%
Cognizant Corp.   11,500  465,750
RESTAURANTS - 0.7%
Brinker International, Inc. (a)  14,100  200,925
Lone Star Steakhouse Saloon (a)  10,300  267,800
McDonald's Corp.   43,100  2,082,269
Papa John's International, Inc. (a)  3,800  139,650
  2,690,644
TOTAL MEDIA & LEISURE   9,644,589
NONDURABLES - 7.5%
HOUSEHOLD PRODUCTS - 0.1%
Premark International, Inc.   4,800  128,400
TOBACCO - 7.4%
Philip Morris Companies, Inc.   576,300  25,573,313
RJR Nabisco Holdings Corp.   121,820  4,020,060
UST, Inc.   5,400  149,850
  29,743,223
TOTAL NONDURABLES   29,871,623
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   4,600  100,120
Newmont Mining Corp.   3,886  151,554
  251,674
RETAIL & WHOLESALE - 7.0%
APPAREL STORES - 0.3%
Gap, Inc.   10,600  412,075
TJX Companies, Inc.   35,200  928,400
  1,340,475
DRUG STORES - 0.0%
CVS Corp.   3,900  199,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 2.2%
Federated Department Stores, Inc. (a)  30,300 $ 1,052,925
Proffitts, Inc. (a)  1,100  48,263
Wal-Mart Stores, Inc.   226,300  7,651,769
  8,752,957
GROCERY STORES - 0.3%
Safeway, Inc. (a)  24,500  1,130,063
RETAIL & WHOLESALE, MISCELLANEOUS - 4.2%
Circuit City Stores, Inc. - Circuit
 City Group  77,500  2,756,094
Corporate Express, Inc.   20,400  294,525
Home Depot, Inc. (The)  96,100  6,624,894
Lowe's Companies, Inc.   80,400  2,984,850
Officemax, Inc. (a)  56,000  808,500
Office Depot, Inc. (a)  8,700  169,106
Rex Stores Corp. (a)  6,800  68,850
Staples, Inc. (a)  23,400  544,050
Toys "R" Us, Inc. (a)  46,900  1,641,500
U.S. Office Products Co. (a)  15,900  485,944
Viking Office Products, Inc. (a)  21,200  402,800
  16,781,113
TOTAL RETAIL & WHOLESALE    28,204,483
SERVICES - 0.0%

ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   2,500  153,281
LEASING & RENTAL - 0.0%
Hanover Compressor Co.   300  5,850
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.   600  22,058
SERVICES - 0.0%
PEAPOD, Inc.    1,100  12,375
TOTAL SERVICES    193,564
TECHNOLOGY - 12.9%
COMMUNICATIONS EQUIPMENT - 0.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  2,100  53,025
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  17,100  2,140,335
Andrew Corp. (a)  6,300  177,188
Cisco Systems, Inc. (a)  8,500  570,563
Nokia Corp. AB sponsored ADR  3,700  272,875
  3,213,986
COMPUTER SERVICES & SOFTWARE - 2.4%
American Management Systems, Inc. (a)  2,800  74,900
Automatic Data Processing, Inc.   25,700  1,207,900
CUC International, Inc. (a)  18,200  469,788
Ceridian Corp. (a)  16,500  697,125
CompUSA, Inc. (a)  10,400  223,600
Electronic Data Systems Corp.  44,100  1,808,100
First Data Corp.   33,500  1,471,906
Microsoft Corp. (a)  12,000  1,516,500
Netscape Communications Corp. (a)  2,900  92,981
Oracle Systems Corp. (a)  20,900  1,052,838
Paychex, Inc.   16,350  621,300
Policy Management Systems Corp. (a)  10,000  470,000
  9,706,938

 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - 4.6%
Bay Networks, Inc. (a)  25,300 $ 672,031
Compaq Computer Corp.  (a)  40,300  3,999,775
Hewlett-Packard Co.   17,600  985,600
Ingram Micro, Inc. Class A (a)  3,500  84,438
International Business Machines Corp.   103,500  9,334,406
SCI Systems, Inc. (a)  42,200  2,690,250
Tech Data Corp. (a)  21,200  666,475
  18,432,975
ELECTRONIC INSTRUMENTS - 1.3%
Applied Materials, Inc. (a)  14,500  1,026,781
Cognex Corp. (a)  8,900  235,850
KLA Instruments Corp. (a)  3,200  156,000
Lam Research Corp. (a)  20,400  756,075
Novellus Systems, Inc. (a)  12,200  1,055,300
Teradyne, Inc. (a)  16,500  647,625
Thermo Electron Corp. (a)  18,600  632,400
Varian Associates, Inc.   10,600  575,050
  5,085,081
ELECTRONICS - 3.8%
AMP, Inc.   59,000  2,463,250
Atmel Corp. (a)  3,900  109,200
Intel Corp.   28,900  4,098,381
Methode Electronics, Inc. Class A  10,200  202,725
Microchip Technology, Inc. (a)  3,350  99,663
Micron Technology, Inc.  67,900  2,711,756
Molex, Inc.   10,875  379,266
Motorola, Inc.   2,300  174,800
Solectron Corp. (a)  49,100  3,437,000
Storage Technology Corp. (a)   8,600  382,700
Texas Instruments, Inc.   13,800  1,160,063
Thomas & Betts Corp.   700  36,794
  15,255,598
TOTAL TECHNOLOGY   51,694,578
TRANSPORTATION - 0.9%
AIR TRANSPORTATION - 0.2%
Continental Airlines, Inc. Class B (a)  4,100  143,244
Delta Air Lines, Inc.   2,800  229,600
Northwest Airlines Corp. Class A (a)  6,800  247,350
  620,194
RAILROADS - 0.5%
Bombardier, Inc. Class B  15,700  355,927
Burlington Northern Santa Fe Corp.   7,000  629,125
CSX Corp.   21,700  1,204,350
  2,189,402
SHIPPING - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  16,500  319,688
Stolt-Nielsen SA  1,700  32,088
  351,776
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc.   3,300  77,138
Yellow Corp. (a)  13,800  308,775
  385,913
TOTAL TRANSPORTATION  3,547,285
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
UTILITIES - 6.7%
CELLULAR - 1.9%
AirTouch Communications, Inc. (a)  94,700 $ 2,592,413

360 Degrees Communications Co. (a)  4,700  80,488
Vodafone Group PLC sponsored ADR  83,700  4,054,219
Vodafone Group PLC  172,641  842,069
  7,569,189
ELECTRIC UTILITY - 0.2%
American Electric Power Co., Inc. 7,900  331,800
Entergy Corp. 23,800  651,525
  983,325
GAS - 0.1%
Enron Corp. 10,300  420,369
TELEPHONE SERVICES - 4.5%
AT&T Corp. 28,300  992,269
Ameritech Corp. 25,900  1,759,581
Bell Atlantic Corp. 18,700  1,418,863
BellSouth Corp. 43,700  2,026,588
Deutsche Telekom AG  10,800  259,311
MCI Communications Corp. 88,000  3,368,750
NextLink Communications, Inc.
 warrants 2/1/09 (a)  5,940  59
NYNEX Corp. 36,700  2,114,838
Qwest Communications
 International, Inc. 700  19,075
SBC Communications, Inc. 35,800  2,215,125
Sprint Corp. 67,700  3,562,713
WorldCom, Inc. (a)  9,600  307,200
  18,044,372
TOTAL UTILITIES  27,017,255
TOTAL COMMON STOCKS
 (Cost $264,403,573) 313,391,391
NONCONVERTIBLE PREFERRED STOCKS - 1.1%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Walden Residential Properties, Inc.
 9.20%  5,800  146,450
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.1%
American Annuity Group Capital Trust II
 8 3/4%  160  159,200
SAVINGS & LOANS - 0.1%
California Federal Preferred Capital
 Corp. 9 1/8%  20,560  524,280
TOTAL FINANCE 683,480
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Fresenius Medical Care Capital
 Trust 9%  166  170,109
MEDIA & LEISURE - 0.7%
BROADCASTING - 0.6%
American Radio Systems Corp. 11 3/8%
 pay-in-kind  3,025  322,163
Cablevision System Corp. 11 1/8%
 depositary shares pay-in-kind  4,910  493,455

 SHARES VALUE (NOTE 1)
PanAmSat Corp. 12 3/4% pay-in-kind  24 $ 29,280
SFX Broadcasting, Inc. 12 5/8%  3,143  338,658
Sinclair Capital 11 5/8% (e)  3,100  327,050
Time Warner, Inc., Series M,
10 1/4% pay-in-kind  964  1,065,220
2,575,826
PUBLISHING - 0.1%
K-III Communications Corp.:
Series B, $11.625 pay-in-kind  206  22,480
Series D, $10  3,386  341,140
363,620
TOTAL MEDIA & LEISURE   2,939,446
UTILITIES - 0.1%
TELEPHONE SERVICES - 0.1%
NextLink Communications, Inc.
14% pay-in-kind  6,150  318,263
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $4,110,913)  4,257,748
NONCONVERTIBLE CORPORATE BONDS - 11.1%
 MOODY'S PRINCIPAL
 RATINGS (D) AMOUNT
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.1%
BE Aerospace, Inc.:
 9 3/4%, 3/1/03 Ba3 $ 400,000  417,000
 9 7/8%, 2/1/06 B2  10,000  10,525
Rohr, Inc. 11 5/8%, 5/15/03 Ba3  50,000  55,625
  483,150
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc. 8 1/2%, 3/1/07 B1  130,000  131,300
SHIP BUILDING & REPAIR - 0.2%
Newport News Shipbuilding, Inc.:
 8 5/8%, 12/1/06 Ba2  155,000  160,038
9 1/4%, 12/1/06 B1  540,000  562,950
  722,988
TOTAL AEROSPACE & DEFENSE 1,337,438
BASIC INDUSTRIES - 0.8%
CHEMICALS & PLASTICS - 0.1%
Acetex Corp. yankee
 9 3/4%, 10/1/03 B1  120,000  121,800

Foamex LP/Foamex Capital Corp.
 9 7/8%, 6/15/07 (e) B3  60,000  60,750
General Chemical Corp.
 9 1/4%, 8/15/03 B2  150,000  153,375
Pioneer Americas Acquisition
 Corp. 9 1/4%, 6/15/07 (e) B1  40,000  39,400
Sterling Chemicals Holdings, Inc.
 11 1/4%, 4/1/07 B3  240,000  254,400
  629,725
IRON & STEEL - 0.1%
Neenah Corp. 11 1/8%,
 5/1/07 (e) B3  210,000  222,600
 NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 0.0%
Well Aluminum Corp. 10 1/8%,
 6/1/05 (e) B2 $ 20,000 $ 20,600
PACKAGING & CONTAINERS - 0.3%
BWAY Corp. 10 1/4%,
 4/15/07 (e) B2  190,000  204,250
Owens Illinois, Inc.:
 7.85%, 5/15/04 Ba1  150,000  152,063
 9.95%, 10/15/04 Ba3  210,000  222,600
 8.10%, 5/15/07 Ba1  210,000  212,888
Silgan Holdings, Inc.
 9%, 6/1/09 (e) B1  260,000  261,950
  1,053,751
PAPER & FOREST PRODUCTS - 0.3%
Asia Pulp & Paper Finance II
 Mauritius Ltd. 12%,
 3/15/04 (e) B3  110,000  112,750
Florida Coast Paper Co.
 LLC/Florida Coast Paper
 Finance Corp., Series B,
 12 3/4%, 6/1/03 Caa  100,000  103,250
Gaylord Container Corp.
 11 1/2%, 5/15/01 B3  40,000  42,050
Repap Wisconsin, Inc.:
 9 1/4%, 2/1/02 B2  230,000  231,150
 9 7/8%, 5/1/06 Caa  30,000  30,225
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 Caa  90,000  84,825
Riverwood International Corp.
 10 1/4%, 4/1/06 B3  220,000  216,700
Stone Container Corp.
 10 3/4%, 10/1/02 B1  300,000  316,500
  1,137,450
TOTAL BASIC INDUSTRIES  3,064,126
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Building Materials Corp. of
 America 0%, 7/1/04 (b) B1  420,000  382,200
Falcon Building Products, Inc.
 9 1/2%, 6/15/07 (e) B3  20,000  19,850
Nortek, Inc. 9 1/4%,
 3/15/07 Ba3  90,000  91,800
  493,850
CONSTRUCTION - 0.1%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 Ba3  200,000  218,500
REAL ESTATE - 0.0%
Iron Mountain, Inc. 10 1/8%,
10/1/06 B3  100,000  106,250
TOTAL CONSTRUCTION & REAL ESTATE  818,600

MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Aftermarket Technology Corp.
12%, 8/1/04 B3 $ 135,000 $ 150,525
Blue Bird Body Co. 10 3/4%,
11/15/06 B2  230,000  243,800
Delco Remy International, Inc.
10 5/8%, 8/1/06 (e) B2  50,000  53,000
Tennessee Gas Pipeline Co.
7%, 3/15/27 Baa3  90,000  89,946
  537,271
HOME FURNISHINGS - 0.1%
Interlake Corp. 12 1/8%,
 3/1/02 B3  240,000  251,400
Knoll, Inc. 10 7/8%, 3/15/06 B1  26,000  28,763
  280,163
TEXTILES & APPAREL - 0.2%
GFSI, Inc. 9 5/8%, 3/1/07 (e) B3  290,000  292,900
Levi Strauss & Co. 7%,
 11/1/06 (e) Baa2  310,000  306,652
  599,552
TOTAL DURABLES 1,416,986
ENERGY - 0.5%
ENERGY SERVICES - 0.1%
Falcon Drilling, Inc. 9 3/4%,

 1/15/01 Ba3  120,000  123,000
Parker Drilling Co. 9 3/4%,
 11/15/06 B1  30,000  31,350
Pride Petroleum Services, Inc.
 9 3/8%, 5/1/07 Ba3  210,000  217,350
  371,700
OIL & GAS - 0.4%
Energy Corp. America
 9 1/2%, 5/15/07 (e) B2  350,000  344,750
Flores & Rucks, Inc. 9 3/4%,
 10/1/06 B3  220,000  229,900
Forcenergy, Inc. 8 1/2%,
 2/15/07 B2  150,000  146,625
Gulf Canada Resources Ltd.
 yankee 9 5/8%, 7/1/05 Ba2  130,000  139,263
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  85,000  83,798
Occidental Petroleum Corp.
 9 3/4%, 6/15/01 Baa3  100,000  109,823
Ocean Energy, Inc. 8 7/8%,
 7/15/07 (e) B3  240,000  240,000
Pennzoil Co. 9 5/8%,
 11/15/99 Baa3  70,000  74,579
Petsec Energy, Inc. 9 1/2%,
 6/15/07 (e) B3  30,000  30,000
 NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Ras Laffan Liquid Natural Gas
 Co. Ltd. yankee 7.628%,
 9/15/06 (e) A3 $ 70,000 $ 70,897
United Refining Co. 10 3/4%,
 6/15/07 (e) B2  100,000  99,000
  1,568,635
TOTAL ENERGY  1,940,335
FINANCE - 2.5%
ASSET-BACKED SECURITIES - 0.5%
Airplanes Pass Through Trust
 10 7/8%, 3/15/19 Ba2  1,100,000  1,271,065
CPS Auto Grantor Trust
 6.55%, 12/15/02  Aaa  105,786  106,017
Green Tree Financial Corp.:
 6 1/2%, 6/15/27 Aaa  100,000  100,218
 6.80%, 6/15/27 Aaa  100,000  100,500
6.45%, 9/15/28 Aaa  110,000  109,691
Olympic Automobile
Receivables Trust:
6.40%, 9/15/01 Aaa  150,000  150,382
  6.70%, 3/15/02 Aaa  70,000  70,306
WFS Financial Owner Trust
 6.55%, 10/20/04 Aaa  140,000  139,620
  2,047,799
BANKS - 0.5%
ABN Amro Bank NV 6 5/8%,
 10/31/01 Aa3  250,000  248,968
Banc One Corp. 6.70%,
 3/24/00 Aa3  150,000  150,699
BanPonce Corp. 6.665%,
 3/5/01 A3  150,000  149,291
BanPonce Trust I 8.327%,
 2/1/27 (e) Baa1  230,000  232,433
Capital One Bank 6.42%,
 11/12/99 Baa3  500,000  497,375
Den Danske Bank AS
 7.40%, 6/15/10 (e)(g) A1  140,000  139,896
Korea Development Bank
 yankee 7 1/4%, 5/15/06 A1  180,000  178,565
Midland Bank PLC yankee
7 5/8%, 6/15/06 A1  125,000  128,731
NB Capital Trust IV 8 1/4%,
4/15/27 A1  150,000  153,711
Nationsbank Corp.
5.67%, 2/9/01 A1  250,000  241,323
2,120,992
CREDIT & OTHER FINANCE - 0.9%
AT&T Capital Corp.:
6.39%, 1/22/99 Baa3  50,000  50,096
6.26%, 2/18/99 Baa3  350,000  349,262
6.65%, 4/30/99 Baa3  250,000  250,700
Ahmanson Capital Trust I
8.36%, 12/1/26 (e) Baa3  250,000  252,088

MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
CIT Group Holdings, Inc.
6 1/4%, 10/4/99 Aa3 $ 250,000 $ 249,375
Chrysler Financial Corp.
 6 3/8%, 1/28/00 A3  230,000  229,310
First Security Capital I
 8.41%, 12/15/26 A3  110,000  112,141
Ford Motor Credit Co.:
 6.65%, 5/22/00 A1  400,000  400,396   7%, 9/25/01 A1  325,000  327,743

General Electric Capital Corp.
 6.94%, 4/13/09 (c) Aaa  250,000  252,353
GreenPoint Capital Trust I
 9.10%, 6/1/27 (e) Ba1  170,000  171,020
Heller Financial, Inc.
 7 7/8%, 11/1/99 A2  180,000  184,900
Household Finance Corp.
 5.7825%, 6/4/98 (g) A2  500,000  500,000
KeyCorp Institutional Capital
 Series A, 7.826%, 12/1/26 A1  130,000  126,257
Nordstrom Credit, Inc.
 7 1/4%, 4/30/02 A2  100,000  101,670
TransAmerican Energy Corp.
 11 1/2%, 6/15/02 (e) B3  40,000  39,000
Triton Energy Ltd./Triton Energy
 Corp. 9 1/4%, 4/15/05 Ba2  110,000  116,463
  3,712,774
INSURANCE - 0.2%
Reliance Group:
 9%, 11/15/00 Ba3  360,000  370,800
 9 3/4%, 11/15/03 B1  270,000  281,475
SunAmerica, Inc. 6.20%,
 10/31/99 Baa1  250,000  248,228
  900,503
SAVINGS & LOANS - 0.4%
Bank UTD Corp. 8 7/8%,
 5/1/07 Ba3  450,000  465,188
Chevy Chase Savings Bank
 FSB 9 1/4%, 12/1/08 B1  260,000  260,650
First Nationwide Holdings, Inc.
 10 5/8%, 10/1/03 Ba3  160,000  173,600
First Nationwide Parent
 Holdings Ltd. 12 1/2%,
 4/15/03 B3  250,000  278,750
Long Island Savings Bank FSB
 7%, 6/13/02 Baa3  250,000  250,313
  1,428,501
TOTAL FINANCE  10,210,569
HEALTH - 0.4%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
McKesson Corp. 6.60%,
 3/1/00 (e) A3  150,000  150,150
MEDICAL FACILITIES MANAGEMENT - 0.4%
Columbia/HCA Healthcare
 Corp.:
  6 1/2%, 3/15/99 A2  125,000  125,434
  6 7/8%, 7/15/01 A2  125,000  125,650
 NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - CONTINUED
Integrated Health Services, Inc.
 9 1/2%, 9/15/07 (e) B1 $ 210,000 $ 214,725
Tenet Healthcare Corp.:
 8%, 1/15/05 Ba1  30,000  30,000
 10 1/8%, 3/1/05 Ba3  240,000  261,600
 8 5/8%, 1/15/07 Ba3  760,000  771,400
  1,528,809
TOTAL HEALTH  1,678,959

HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.
7.05%, 5/1/37 Baa1  220,000  223,287
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Continental Global Group, Inc.
 11%, 4/1/07 (e) B2  100,000  105,000
Exide Corp. 10%, 4/15/05 B1  165,000  170,775
Goss Graphic System, Inc.
 12%, 10/15/06 B2  250,000  275,000
  550,775
POLLUTION CONTROL - 0.1%
Allied Waste of North America,
 Inc. 10 1/4%, 12/1/06 (e) B3  290,000  310,300
WMX Technologies, Inc.
 7.10%, 8/1/26 A3  80,000  81,518
  391,818
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   942,593
MEDIA & LEISURE - 2.6%
BROADCASTING - 1.6%
Adelphia Communications Corp.:
 9 1/2%, 2/15/04 B3  520,000  494,000
 9 7/8%, 3/1/07 (e) -  120,000  115,800
Cablevision System Corp.:
 9 1/4%, 11/1/05 B2  260,000  267,150
 9 7/8%, 5/15/06 B2  180,000  191,250
 9 7/8%, 2/15/13 B2  120,000  126,300
Capstar Broadcasting Partners,
 Inc. 0%, 2/1/09 (b)(e) CCC  80,000  51,400
Capstar Radio Broadcasting
 Partners, Inc. 9 1/4%,
 7/1/07 (e) -  410,000  396,675
Diamond Cable Communications
 PLC yankee (b):

  0%, 9/30/04 B3  270,000  218,025
  0%, 2/15/07 (e) -  190,000  106,638
Echostar DBS Corp. 12 1/2%,
 7/1/02 (e) Caa  120,000  118,950
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (b) Caa  220,000  156,200
Echostar Communications Corp.
 secured discount 0%,
 6/1/04 (b) B2  322,000  270,480
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  30,000  30,375
 9 3/8%, 12/1/05 B3  40,000  38,800
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Intermedia Capital Partners IV
 LP/Intermedia Partners IV
 Capital Corp. 11 1/4%,
 8/1/06 B2 $ 100,000 $ 107,625
International Cabletel, Inc.
 0%, 2/1/06 (b) B3  130,000  89,700
Jacor Communications Co.
 8 3/4%, 6/15/07 (e) B2  50,000  49,375
Lenfest Communications, Inc.
 8 3/8%, 11/1/05 Ba3  550,000  541,750
NTL, Inc. 10%, 2/15/07 -  270,000  270,625
Olympus Communications LP/
 Olympus Capital Corp.
 10 5/8%, 11/15/06 B1  140,000  146,300
Rogers Cablesystems Ltd.
 yankee 11%, 12/1/15 B2  190,000  208,050
SCI Television, Inc. secured
 11%, 6/30/05 Ba1  150,000  158,250
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  320,000  344,800
TCI Communication, Inc.:
 7 1/4%, 6/15/99 Ba1  330,000  332,521
 6.46%, 3/6/00 Ba1  200,000  196,718
TCI Communications Financing III
 9.65%, 3/31/27 Ba3  440,000  460,830
Tele Communications, Inc.
 9 1/4%, 4/15/02 Ba1  100,000  107,302
Telemundo Group, Inc.
 7%, 2/15/06 (c) B1  200,000  191,500
Telewest PLC 0%, 10/1/07 (b) B1  680,000  491,300
Time Warner, Inc. 7.95%,
 2/1/00 Ba1  190,000  195,337
  6,474,026
ENTERTAINMENT - 0.2%
AMC Entertainment, Inc.
 9 1/2%, 3/15/09 (e) B2  180,000  182,700
Cinemark USA, Inc.
9 5/8%, 8/1/08 B2  140,000  142,100
Viacom, Inc. 8%, 7/7/06 B1  470,000  455,900
  780,700
LEISURE DURABLES & TOYS - 0.1%
Coleman Escrow Corp. secured
 1st priority 0%, 5/15/01 (e) B3  380,000  239,400
LODGING & GAMING - 0.5%
American Skiing Co.
 12%, 7/15/06 B3  370,000  388,500
Courtyard by Marriott II LP/
 Courtyard II Finance Co.,
 Series B, 10 3/4%, 2/1/08 B-  150,000  162,375
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  250,000  252,500
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  550,000  573,375
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  50,000  53,000
Horseshoe Gaming LLC
 9 3/8%, 6/15/07 (e) B3  70,000  70,438
Prime Hospitality Corp.
 9 3/4%, 4/1/07 -  220,000  231,550
 NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - CONTINUED
Sun International Hotels Ltd./
 Sun International North
 America, Inc. yankee
 9%, 3/15/07 Ba3 $ 260,000 $ 263,900
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  50,000  55,875
  2,051,513
PUBLISHING - 0.1%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  40,000  37,000
News America Holdings, Inc.
 7.70%, 10/30/25 Baa3  200,000  189,384
Sun Media Corp. (e):
 yankee 9 1/2%, 2/15/07 B3  150,000  151,500
 9 1/2%, 5/15/07  B3  60,000  60,600

  438,484
RESTAURANTS - 0.1%
Foodmaker, Inc. 9 3/4%,
 6/1/02 B3  170,000  174,250
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  450,000  468,000
  642,250
TOTAL MEDIA & LEISURE   10,626,373
NONDURABLES - 0.4%
FOODS - 0.2%
Chiquita Brands International, Inc.:
 9 5/8%, 1/15/04 B1  140,000  144,375
 10 1/4%, 11/1/06 B1  220,000  233,200
ConAgra, Inc. 7 1/8%,
 10/1/26 Baa1  150,000  150,666
Specialty Foods Corp. 11 1/8%,
 10/1/02 B3  180,000  178,200
  706,441
HOUSEHOLD PRODUCTS - 0.1%
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  440,000  468,600
TOBACCO - 0.1%
Philip Morris Companies, Inc.:
 7 1/4%, 9/15/01 A2  150,000  151,143
 6.95%, 6/1/06 A2  140,000  140,466
  291,609
TOTAL NONDURABLES   1,466,650
RETAIL & WHOLESALE - 0.9%
APPAREL STORES - 0.1%
AnnTaylor, Inc. 8 3/4%,
 6/15/00 B3  370,000  371,850
Specialty Retailers, Inc. (e):
 8 1/2%, 7/15/05  Ba3  110,000  109,725
 9%, 7/15/07 B2  20,000  19,900
  501,475

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
GENERAL MERCHANDISE STORES - 0.5%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1 $ 150,000 $ 149,744
 7 1/2%, 7/15/06 Baa1  250,000  254,968
Federated Department
 Stores, Inc.:
  10%, 2/15/01 Baa2  250,000  273,493
  8 1/8%, 10/15/02 Baa2  50,000  52,091
K mart Corp.:
 12 1/2%, 3/1/05 Ba3  440,000  530,200
 7 3/4%, 10/1/12 Ba3  40,000  36,600
 8 1/4%, 1/1/22 Ba3  200,000  182,000
Michaels Stores, Inc. 10 7/8%,
 6/18/06 Ba2  70,000  75,250
Parisian, Inc. 9 7/8%, 7/15/03 B1  240,000  249,600
Penney (J.C.) Co., Inc. 6.95%,
 4/1/00 A2  150,000  151,263
  1,955,209
GROCERY STORES - 0.3%
Kroger Co. 8.15%, 7/15/06 Baa3  125,000  131,795
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  40,000  41,000
 9 5/8%, 5/1/03 B3  620,000  598,300
 0%, 11/1/03 (b) Caa  110,000  75,075
Penn Traffic Co.:
 10 1/4%, 2/15/02 B3  180,000  154,800
 8 5/8%, 12/15/03 B3  70,000  56,525
Pueblo Xtra International, Inc.
 9 1/2%, 8/1/03 (e) B3  90,000  86,850
Randalls Food Markets, Inc.
 9 3/8%, 7/1/07 (e) B2  30,000  29,888
  1,174,233
TOTAL RETAIL & WHOLESALE   3,630,917
SERVICES - 0.4%
LEASING & RENTAL - 0.1%
PHH Corp. 5.6775%,
 6/11/98 (g) A2  500,000  499,945
PRINTING - 0.1%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  200,000  205,500
SERVICES - 0.2%
Borg-Warner Security Corp.
 9 5/8%, 3/15/07 (e) B3  110,000  110,550
Orion Network Systems, Inc. unit:
 11 1/4%, 1/15/07 B2  310,000  316,975
 0%, 1/15/07 (b) B2  490,000  279,300
  706,825
TOTAL SERVICES   1,412,270
TECHNOLOGY - 0.4%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc.:
 7.21%, 7/2/01 Baa1  125,000  126,895
 6 3/8%, 11/30/01 Baa1  300,000  293,667
NONCONVERTIBLE CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)

Unisys Corp.:
 12%, 4/15/03 B1 $ 260,000 $ 281,450
 11 3/4%, 10/15/04 B1  70,000  75,600
  777,612
ELECTRONICS - 0.2%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1  330,000  366,300
Fairchild Semiconductor Corp.:
 10 1/8%, 3/15/07 (e) B2  220,000  232,100
 11.74%, 3/15/08 pay-in-
  kind (f) -  210,000  202,398
Viasystems, Inc. 9 3/4%,
 6/1/07 (e) B3  30,000  30,525
  831,323
TOTAL TECHNOLOGY   1,608,935
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
US Air, Inc.:
 10 3/8%, 3/1/13 B1  170,000  186,150
 pass through trust:
  9 5/8%, 2/1/01 B3  80,000  82,400
  10%, 7/1/03 B3  250,000  257,500
  526,050
UTILITIES - 0.9%
CELLULAR - 0.2%
Globalstar LP/Globalstar
 Capital Corp. (e):
  unit 11 3/8%, 2/15/04  B3  180,000  180,000
  11 1/4%, 6/15/04  B3  160,000  149,600
McCaw International Ltd. unit
 0%, 4/15/07 (b)(e) CCC  380,000  182,400
Millicom International Cellular
SA 0%, 6/1/06 (b) B3  160,000  114,400
Paging Network, Inc.
 8 7/8%, 2/1/06 B2  90,000  81,900
Telesystem International Wireless,
 Inc. 0%, 6/30/07 (b)(e) B-  50,000  26,625
360 Degrees Communications
 Co. 7 1/8%, 3/1/03 Ba1  180,000  179,008
  913,933
ELECTRIC UTILITY - 0.3%
CMS Energy Corp. 8 1/8%,
 5/15/02 Ba3  290,000  292,175
CalEnergy, Inc. 9 1/2%,
 9/15/06 Ba2  100,000  107,000
Cleveland Electric Illuminating
 Co./Toledo Edison Co.
 7.67%, 7/1/04 (e) Ba2  90,000  90,563
Commonwealth Edison Co.
 7 3/8%, 9/15/02 Baa2  170,000  172,518

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Hydro-Quebec yankee
 7.40%, 3/28/25 A2 $ 90,000 $ 97,547
Israel Electric Corp. yankee
 7 7/8%, 12/15/26 (e) A3  120,000  120,848
Long Island Lighting Co.
 8 5/8%, 4/15/04 Ba1  210,000  218,753
NIPSCO Capital Markets, Inc.
 7.39%, 4/1/04 Baa1  100,000  100,906
  1,200,310
TELEPHONE SERVICES - 0.4%
LCI International, Inc.
 7 1/4%, 6/15/07 Ba1  150,000  148,575
MFS Communications, Inc. (b):
 0%, 1/15/04 Ba3  140,000  130,312
 0%, 1/15/06 Ba3  330,000  260,288
McLeodUSA, Inc. 0%, 3/1/07
 (b)(e)  B3  160,000  102,000
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (b) Caa  90,000  80,325
Teleport Communications Group,
 Inc. 0%, 7/1/07 (b) B1  290,000  209,163
Winstar Equipment Corp.
 12 1/2%, 3/15/04 (e) CCC+  130,000  127,075
WorldCom, Inc. 7 3/4%,
 4/1/07 Ba1  400,000  409,072
  1,466,810
TOTAL UTILITIES  3,581,053
TOTAL NONCONVERTIBLE CORPORATE BONDS
 (Cost $43,790,129)   44,485,141
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 2.7%
U.S. TREASURY OBLIGATIONS - 2.3%
9 1/4%, 8/15/98 Aaa  50,000  51,789
8%, 8/15/99 Aaa  50,000  51,844
7 3/4%, 12/31/99 Aaa  450,000  466,101
6 5/8%, 6/30/01 Aaa  1,350,000  1,362,650
7 7/8%, 8/15/01 Aaa  2,102,000  2,215,319
10 3/4%, 5/15/03 Aaa  125,000  150,958

7 7/8%, 11/15/04 Aaa  2,550,000  2,752,011
7%, 7/15/06 Aaa  473,000  486,599
12 3/4%, 11/15/10 (callable) Aaa  500,000  693,830
8 7/8%, 2/15/19 Aaa  489,000  598,414
7 1/4%, 2/ 15/23 Aaa  395,000  406,850
6 1/2%, 11/15/26 Aaa  155,000  148,654
  9,385,019
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.4%
Federal Home Loan Bank:
 7.31%, 6/16/04 Aaa  125,000  129,219
 7.56%, 9/1/04 Aaa  50,000  52,375
Federal Home Loan Mortgage
Corporation 6.783%,
8/18/05 Aaa  440,000  439,657
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal National Mortgage
 Association:
  6.97%, 4/8/04 Aaa $ 190,000 $ 192,968
  6.44%, 6/21/05 Aaa  250,000  244,960
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S.
 Government through
 Export-Import Bank)
 Series 1994-A,
 7.12%, 4/15/06 Aaa  131,683  134,070
U.S. Department of Housing
 and Urban Development
 Government guaranteed
 participation certificates
 Series 1995-A, 8.24%,
 8/1/04 Aaa  20,000  21,603
U.S. Trade Trust Certificates
 (assets of Trust guaranteed
 by U.S. government through
 Export-Import Bank) 6.69%,
  1/15/09 (e) Aaa  200,000  198,804
   1,413,656
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $10,787,191)   10,798,675
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 1.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
7 1/2%, 7/1/27 Aaa  500,000  502,344
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.2%
6%, 3/1/11 to 5/1/11 Aaa  1,962,585  1,898,801
6 1/2%, 2/1/26 to 7/1/26 Aaa  2,421,240  2,319,686
7%, 4/1/26 to 5/1/26 Aaa  494,067  484,804
  4,703,291
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.3%
6%, 5/15/11 to 7/15/11 Aaa  904,957  887,509
8 1/2%, 10/15/26 Aaa  490,919  510,094
  1,397,603
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $6,527,820)  6,603,238
COMMERCIAL MORTGAGE SECURITIES - 0.9%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (e)(g) -  250,000  246,250
Blackrock Capital Funding LLC
 Series 1996 Class C2,
 7.6035%, 11/16/26 (e)(g) Aaa  104,143  105,152

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BKB Commercial Mortgage Trust
 Series 1997-C1 Class D,
 7.83%, 2/25/43 (e)(g) BBB $ 60,000 $ 60,600
CBA Mortgage Corp. Series
 1993-C1 Class E, 7.76%,
 12/25/03 (e)(g) Ba2  250,000  240,313
CS First Boston Mortgage
 Securities Corp. Series 1995-
 AEWI Class E, 9.7975%,
 11/25/97 (e)(g) -  250,000  251,563
DLJ Mortgage Acceptance Corp.
 Series 1993-MF12 Class B-2,
 10.10%, 9/18/03 (e) -  250,000  250,625
First Chicago/Lennar Trust I,
 Series 1997-CHL1 (g):
 Class D, 8.106%, 5/29/08 -  350,000  334,141
 Class E, 8.106%, 4/1/39  -  320,000  244,600
General Motors Acceptance Corp.
 Commercial Mortgage
 Securities, Inc. Series
 1996-C1 Class F, 7.86%,
 11/15/06 (e) Ba3  250,000  234,253

Kidder Peabody Acceptance
 Corp. sequential pay, Series
 1993-M1 Class A-2,
 7.15%, 4/25/25 Aa2  72,233  72,616
Morgan Stanley Capital One, Inc.:
 sequential pay Series 1997-C1
  Class A-1C, 7.63%,
  2/15/20 Aaa  150,000  155,203
 Series 1996-MBL1 Class E,
  8.661%, 5/25/21 (e)(g) -  94,940  87,166
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (e) BB  100,000  87,805
Structured Asset Securities Corp.:
 Series 1993-C1 Class E,
  6.60%, 10/25/24 (e) B  250,000  87,500
 Series 1995-C1 Class E,
  7 3/8%, 9/25/24 (e) BB  1,000,000  890,625
 sequential pay Series 1996
  Class A-2A, 7 3/4%,
  2/25/28 AAA  78,468  79,572
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $3,340,993)   3,427,984
FOREIGN GOVERNMENT OBLIGATIONS (H) - 0.2%
Export Development Corp.
 yankee 8 1/8%, 8/10/99 Aa2  50,000  51,754
Israeli State euro 6 3/8%,
 12/19/01 A3  210,000  206,063
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  125,000  124,990
FOREIGN GOVERNMENT OBLIGATIONS (H) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1 $ 250,000 $ 331,500
Quebec Province yankee
 7.22%, 7/22/36 (c) A2  150,000  156,174
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $865,051)   870,481
CERTIFICATES OF DEPOSIT - 1.2%
Banque Nationale de Paris yankee
 5.85%, 9/30/97   200,000  200,054
Bayerische Vereinsbank AG
 yankee 5.56%, 7/14/97   500,000  499,987
Caisse Nationale de Credit Agricole
 yankee 5.60%, 7/21/97   500,000  499,987
Deutsche Bank AG yankee
 6.20%, 4/10/98   500,000  500,392
Landesbank Hessen-Thuringen
 yankee 5.78%, 1/27/98  300,000  299,786
National Westminster Bank PLC
 yankee 5 1/2%, 8/5/97   400,000  399,899
Rabobank Nederlan Coop
 Central yankee:
  5.97%, 3/20/98   200,000  200,115
  6.20%, 4/10/98   200,000  200,157
Royal Bank of Canada yankee
 5.58%, 12/11/97   400,000  399,432
Sanwa Bank Ltd. yankee
 5 3/4%, 8/27/97   500,000  500,025
Societe Generale yankee
 5.55%, 7/28/97   500,000  499,924
SunTrust Bank 5.85%, 11/25/97  500,000  500,155
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $4,699,379)   4,699,913
COMMERCIAL PAPER - 0.8%
AC Acquisition Holding Co.
 5.56%, 7/9/97  275,000  274,615
American General Finance
 Corp. 5.60%, 8/5/97   100,000  99,447
BMW US Capital Corp.
 yankee:
  5.57%, 7/7/97   100,000  99,892
  5.57%, 8/19/97   300,000  297,675
Citibank Credit Card Master Trust I
 (Dakota Certificate Program)
 5.60%, 7/21/97   275,000  274,092
Fina Oil & Chemical Co.
 5.61%, 8/14/97   100,000  99,293
Goldman Sachs Group LP
 5.83%, 1/26/98   200,000  193,478
Merrill Lynch & Co., Inc.
 5.62%, 7/8/97   435,000  434,465
Nationwide Building Society
 yankee 5.32%, 8/11/97   500,000  496,757
New Center Asset Trust
 5.65%, 7/21/97   100,000  99,676

  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Unifunding, Inc. yankee:
 5.58%, 9/15/97  $200,000 $ 197,613
 5.67%, 11/12/97  300,000  293,700
Westpac Capital Corp. yankee

 5.30%, 8/29/97   165,000  163,479
TOTAL COMMERCIAL PAPER
 (Cost $3,024,500)  3,024,182
BANK NOTES - 0.3%
Bank of Tokyo-Mitsubishi Ltd.
 5.70%, 7/14/97   500,000  500,000
Corestates Bank NA 5.6475%,
 1/30/98 (g)   200,000  199,998
First Bank National Association
 5.5975%, 5/15/98 (g)   200,000  199,874
Sumitomo Bank Ltd. 5.74%,
 7/11/97   500,000  500,000
TOTAL BANK NOTES
 (Cost $1,399,873)   1,399,872
CASH EQUIVALENTS - 1.9%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated 6/30/97
 due 7/1/97:
  at 5.99% $ 13,002  13,000
  at 5.93%  7,727,273  7,726,000
TOTAL CASH EQUIVALENTS   7,739,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $350,688,422)  $ 400,697,625
LEGEND
1. Non-income producing
2. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
3. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
4. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,203,792 or 2.5% of net assets.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Fairchild Semiconductor
 Corp. 11.74%, 3/15/08
 pay-in-kind  4/3/97 $ 183,878
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $194,622,823 and $ 86,184,600, respectively, of which U.S. government and government agency obligations aggregated $16,194,987 and $31,811,662, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,480 for the period.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 6.1% AAA, AA, A 6.1%
Baa 1.3% BBB 1.9%
Ba 3.1% BB 2.6%
B 4.7% B 4.7%
Caa 0.2% CCC 0.4%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.7% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.6%
United Kingdom   2.7
Netherlands    2.2
France   1.2
Others (individually less than 1%)   4.3
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $350,712,855. Net unrealized appreciation aggregated $49,984,770, of which $53,389,318 related to appreciated investment securities and $3,404,548 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment in                               $ 400,697,625
securities, at
value (including
repurchase
agreements of
$7,739,000)
(cost $350,688,422)
- - See
accompanying
schedule

Cash                                         50,675

Receivable for                               265,717
investments sold

Receivable for fund                          912,902
shares sold

Dividends receivable                         650,045

Interest receivable                          1,124,108

 TOTAL ASSETS                                403,701,072

LIABILITIES

Payable for                 $  2,277,300
investments
purchased

Payable for fund             2,636
shares redeemed

Accrued management           195,789
fee

Other payables and           94,137
accrued expenses

 TOTAL LIABILITIES                           2,569,862

NET ASSETS                                  $401,131,210

Net Assets consist of:

Paid in capital                             $338,818,399

Undistributed net                            4,197,523
investment income

Accumulated                                  8,105,402
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                               50,009,886
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                             $401,131,210
26,873,048
shares outstanding

NET ASSET VALUE,                             $14.93
offering price
and redemption
price per share
($401,131,210 (divided by)
26,873,048 shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                          $ 2,430,378
Dividends

Interest                                                    3,085,128

 TOTAL INCOME                                               5,515,506

EXPENSES

Management fee                               $ 996,258

Transfer agent fees                            125,480

Accounting fees and                            99,808
expenses

Non-interested                                 844
trustees'
compensation

Custodian fees and                             39,036
expenses

Audit                                          20,860

Legal                                          295

Miscellaneous                                  3,741

 Total expenses                                1,286,322
before reductions

 Expense reductions                            (18,339)   1,267,983


NET INVESTMENT                                            4,247,523
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                    8,243,632
securities

 Foreign currency                              (1,344)    8,242,288
transactions

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                    31,836,736
securities

 Assets and                                    575        31,837,311
liabilities in
 foreign currencies

NET GAIN (LOSS)                                           40,079,599

NET INCREASE                                             $ 44,327,122
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                        $ 15,565
 Expense reductions
  Directed
brokerage
arrangements

  Custodian credits                                       2,774

                                                         $ 18,339

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS        SIX MONTHS     YEAR ENDED
                                         ENDED          DECEMBER 31,
                                         JUNE 30, 1997  1996
                                         (UNAUDITED)

Operations                               $  4,247,523    $  3,681,563
Net investment
income

 Net realized gain                          8,242,288       6,740,985
(loss)

 Change in net                             31,837,311      16,385,266
unrealized
appreciation
(depreciation)

 NET INCREASE                              44,327,122      26,807,814
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                                    -      (3,802,638)
shareholders

From net
investment income

 From net realized                           (447,876)     (8,710,844
gain                                                      )

 TOTAL DISTRIBUTIONS                         (447,876)    (12,513,482
                                                         )

Share transactions                        127,046,008     180,656,312
Net proceeds from
sales of shares

 Reinvestment of                              447,876      12,513,482
distributions

 Cost of shares                           (23,265,472)    (22,687,189
redeemed                                                )

 NET INCREASE                             104,228,412     170,482,605
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                          148,107,658     184,776,937
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                      253,023,552      68,246,615

 End of period                           $401,131,210    $253,023,552
(including under
(over) distribution
of net investment
income of
$4,197,523 and
$(50,000),
respectively)

OTHER INFORMATION
Shares

 Sold                                       9,228,522      14,392,956

 Issued in                                     32,763         975,606
reinvestment of
distributions

 Redeemed                                  (1,701,939)     (1,851,290)

 Net increase                               7,559,346      13,517,272
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                           SIX MONTHS ENDED    YEAR ENDED     JANUARY 3, 1995
                           JUNE 30, 1997       DECEMBER 31,   (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                              DECEMBER 31,

SELECTED PER-SHARE         (UNAUDITED)                1996                1995
DATA

Net asset value,                   $  13.10       $  11.77             $ 10.00
beginning of period

Income from
Investment
Operations

 Net investment                         .18 D          .21                 .10
income

 Net realized and                      1.67           2.08                2.20
unrealized gain
(loss)

 Total from                            1.85           2.29                2.30
investment
operations

Less Distributions

 From net                                 -           (.21)               (.11)
investment income

 From net realized                     (.02)          (.75)               (.42)
gain

 Total distributions                   (.02)          (.96)               (.53)

Net asset value, end               $  14.93       $  13.10             $ 11.77
of period

TOTAL RETURN B, C                     14.14%         20.04%              23.02%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of                 $401,131       $253,024             $68,247
period (000
omitted)

Ratio of expenses to                    .78% A         .87%               1.00%
average net assets

Ratio of expenses to                    .77% A, F      .85% F             1.00%
average net assets
after expense
reductions

Ratio of net                           2.59% A        2.63%               1.69%
investment income
to average net
assets

Portfolio turnover rate                  56% A         120%                343%

Average commission                 $  .0402        $ .0211
rate G

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                   PAST 1   PAST 5   PAST 10
JUNE 30, 1997                   YEAR     YEARS    YEARS

EQUITY-INCOME                    25.66%   20.09%    13.66%

S&P 500(registered trademark)    34.70%   19.78%    14.64%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 OVER THE PAST 10 YEARS

  1987/06/30      10000.00                    10000.00
  1987/07/31      10380.95                    10507.00
  1987/08/31      10666.67                    10898.91
  1987/09/30      10442.79                    10660.22
  1987/10/31       8404.96                     8364.01
  1987/11/30       8028.88                     7674.82
  1987/12/31       8439.31                     8258.87
  1988/01/31       9039.55                     8606.57
  1988/02/29       9487.50                     9007.64
  1988/03/31       9322.33                     8729.30
  1988/04/30       9476.65                     8826.20
  1988/05/31       9603.73                     8902.98
  1988/06/30      10150.11                     9311.63
  1988/07/31      10131.73                     9276.25
  1988/08/31       9957.04                     8960.85
  1988/09/30      10252.91                     9342.59
  1988/10/31      10429.84                     9602.31
  1988/11/30      10262.22                     9465.00
  1988/12/31      10355.90                     9630.63
  1989/01/31      10995.50                    10335.60
  1989/02/28      10939.07                    10078.24
  1989/03/31      11176.01                    10313.06
  1989/04/30      11607.33                    10848.31
  1989/05/31      11952.38                    11287.67
  1989/06/30      11960.57                    11223.33
  1989/07/31      12657.87                    12236.79
  1989/08/31      12861.25                    12476.64
  1989/09/30      12716.66                    12425.48
  1989/10/31      11983.01                    12137.21
  1989/11/30      12051.48                    12384.81
  1989/12/31      12152.05                    12682.05
  1990/01/31      11331.37                    11831.08
  1990/02/28      11398.51                    11983.70
  1990/03/31      11417.31                    12301.27
  1990/04/30      11021.46                    11993.74
  1990/05/31      11750.66                    13163.13
  1990/06/30      11633.66                    13073.62
  1990/07/31      11349.14                    13031.78
  1990/08/31      10442.90                    11853.71
  1990/09/30       9632.82                    11276.43
  1990/10/31       9387.20                    11227.94
  1990/11/30      10060.00                    11953.27
  1990/12/31      10294.08                    12286.77
  1991/01/31      10846.12                    12822.47
  1991/02/28      11593.01                    13739.28
  1991/03/31      11833.50                    14071.77
  1991/04/30      11888.80                    14105.54
  1991/05/31      12541.30                    14714.90
  1991/06/30      12028.50                    14040.96
  1991/07/31      12710.42                    14695.26
  1991/08/31      12978.71                    15043.54
  1991/09/30      12889.63                    14792.31
  1991/10/31      13104.27                    14990.53
  1991/11/30      12539.43                    14386.41
  1991/12/31      13530.38                    16032.22
  1992/01/31      13713.06                    15734.02
  1992/02/29      14158.37                    15938.56
  1992/03/31      13984.88                    15627.76
  1992/04/30      14422.98                    16087.22
  1992/05/31      14538.27                    16166.04
  1992/06/30      14410.99                    15925.17
  1992/07/31      14852.62                    16576.51
  1992/08/31      14527.21                    16236.69
  1992/09/30      14678.01                    16428.28
  1992/10/31      14853.73                    16485.78
  1992/11/30      15392.59                    17047.95
  1992/12/31      15815.27                    17257.64
  1993/01/31      16287.37                    17402.60
  1993/02/28      16653.24                    17639.28
  1993/03/31      17149.52                    18011.46
  1993/04/30      17078.21                    17575.59
  1993/05/31      17387.21                    18046.61
  1993/06/30      17591.73                    18098.95
  1993/07/31      17831.07                    18026.55
  1993/08/31      18513.20                    18709.76
  1993/09/30      18442.42                    18565.69

  1993/10/31    18611.07                18950.00
  1993/11/30    18285.82                18769.98
  1993/12/31    18708.50                18997.10
  1994/01/31    19532.45                19643.00
  1994/02/28    19029.45                19110.67
  1994/03/31    18233.36                18277.45
  1994/04/30    18861.65                18511.40
  1994/05/31    19041.17                18814.98
  1994/06/30    18923.53                18354.02
  1994/07/31    19555.60                18956.03
  1994/08/31    20561.76                19733.23
  1994/09/30    20224.91                19249.76
  1994/10/31    20640.04                19682.88
  1994/11/30    19965.45                18966.03
  1994/12/31    20030.39                19247.30
  1995/01/31    20343.57                19746.38
  1995/02/28    21119.27                20515.90
  1995/03/31    21848.51                21121.32
  1995/04/30    22456.18                21743.34
  1995/05/31    23132.91                22612.42
  1995/06/30    23465.27                23137.71
  1995/07/31    24368.32                23904.96
  1995/08/31    24673.96                23964.96
  1995/09/30    25493.12                24976.28
  1995/10/31    25199.77                24887.12
  1995/11/30    26289.34                25979.66
  1995/12/31    27059.54                26480.03
  1996/01/31    27845.91                27381.41
  1996/02/29    27939.44                27635.23
  1996/03/31    28233.54                27901.36
  1996/04/30    28601.16                28312.63
  1996/05/31    28909.97                29042.81
  1996/06/30    28645.28                29153.46
  1996/07/31    27248.30                27865.46
  1996/08/31    27807.09                28453.15
  1996/09/30    28998.20                30054.49
  1996/10/31    29468.75                30883.39
  1996/11/30    31439.22                33217.87
  1996/12/31    30924.55                32559.82
  1997/01/31    32130.35                34594.16
  1997/02/28    32486.30                34865.38
  1997/03/31    31278.87                33432.76
  1997/04/30    32388.40                35428.69
  1997/05/31    34395.33                37585.59
  1997/06/30    35994.36                39269.43

Let's say hypothetically $10,000 was invested in Equity-Income Portfolio on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $35,994 - a 259.94% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,269 - a 292.69% increase.

INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997

                                                  % OF FUND'S
                                                  INVESTMENTS
General Electric Co.                                      3.2

Philip Morris Companies, Inc.                             2.7

British Petroleum PLC ADR                                 1.9

Federal National Mortgage Association                     1.6

Royal Dutch Petroleum Co.                                 1.6

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997

                             % OF FUND'S
                             INVESTMENTS
Finance                             19.9

Energy                              12.9

Nondurables                          7.4

Health                               7.1

Aerospace & Defense                  6.8

ASSET ALLOCATION AS OF JUNE 30, 1997 *

Row: 1, Col: 1, Value: 5.8
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 93.0
Stocks  93.0%
Bonds  1.2%
Short-term investments 5.8%

FOREIGN INVESTMENTS 10.2%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

An interview with Stephen Petersen, Portfolio Manager of Equity-Income
Portfolio

Q. STEVE, HOW DID THE FUND PERFORM?
A. For the six- and 12-month periods ending June 30, 1997, the fund underperformed the Standard & Poor's 500 index, which returned 20.61% for the six-month period and 34.70% for the 12-month period.
Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 INDEX, ESPECIALLY OVER THE PAST SIX MONTHS?
A. In general, when you compare the performance of most actively managed diversified funds, like this one, against the S&P 500 index's performance over the period, very few beat the index. In fact, in the first quarter of 1997, less than 9% of all fund managers did so. That's because the index was heavily weighted in a small number of very large-capitalization stocks, and those stocks were the top performers over the period. Diversified funds, by definition, own stocks of several different cap sizes, not just large-cap stocks. In addition, many of the top stocks that contributed to the S&P 500 index's performance, such as technology giant Microsoft, don't pay dividends, and are therefore not the kind of stocks this fund tends to own.
Q. SINCE YOU TOOK OVER THE FUND IN EARLY JANUARY, HAVE YOU CHANGED ITS POSITIONING?
A. Somewhat. In general, I looked for stocks with good dividend yields and attractive valuation characteristics, such as the price-to-earnings ratio. Over the period, I restructured the portfolio so it owned more of those kinds of stocks. Going forward, my universe will be large-capitalization, income-producing common stocks, as well as stocks that are down and out but have great upside potential.
Q. WHAT WERE SOME OF THE FUND'S POSITIVE PERFORMERS DURING THE PERIOD?
A. General Electric, the fund's largest holding, showed consistently strong earnings growth and performed better than initial expectations. Philip Morris, another top five holding, continued to look strong. Over the period, much of its earnings came from its food business and its tobacco business outside the U.S. So, Philip Morris' major growth was outside of the areas of the company affected by the litigation against the tobacco industry.
Q. FINANCIAL STOCKS - WHICH MADE UP ABOUT 20% OF THE FUND AT THE END OF THE PERIOD - GENERALLY DID WELL OVER THE PERIOD. WHY IS THAT AND HOW DID YOU TAKE ADVANTAGE OF THIS TREND?
A. Basically, financial stocks, which tend to do well when interest rates are low, benefited from the interest rate environment over the period. Over the past six months, many banks generated more capital than they needed to run their businesses, and they invested it by buying back their own stock. In addition, both acquiring and acquired financial companies benefited from recent mergers.
Q. WHAT WAS YOUR TOP-WEIGHTED FINANCIAL STOCK?
A. Financial service company Fannie Mae - the Federal National Mortgage Association - which buys mortgages, packages them, creates securities and then sells them back to the marketplace, was the fund's top financial stock. It did well during the period.
Q. DID YOU EXPERIENCE ANY DISAPPOINTMENTS OVER THE PERIOD?
A. Sure. I expected to see a significant lift in the performance of cyclical stocks and positioned the fund accordingly. Unfortunately, cyclicals - those stocks whose performance is closely associated with the strength of the economy - didn't perform well relative to growth-oriented stocks over the period.
Q. STEVE, HOW DOES THE FUND LOOK GOING FORWARD?
A. Generally, I will be sticking with what I call the winners in the portfolio - large-cap, steady earnings-growth companies with attractive fundamentals and valuations. In addition, I will continue to look for attractive, overlooked or oversold types of companies, which I believe show some interesting possibilities going forward.


FUND FACTS
GOAL: seeks reasonable income by investing primarily in income producing equity securities to provide current income and increase the value of the fund's shares
START DATE: October 9,1986
SIZE: as of June 30, 1997, more than $8.5 billion
MANAGER: Stephen Petersen, since January
1997; joined Fidelity in 1980
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.3%
SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 6.8%
AEROSPACE & DEFENSE - 3.8%
AlliedSignal, Inc.   1,055,100 $ 88,628,379
Boeing Co.   1,668,000  88,508,250
GenCorp, Inc.   200,000  4,625,000
Gulfstream Aerospace Corp. (a)  246,200  7,262,900
Lockheed Martin Corp.   850,603  88,090,573
Textron, Inc.   60,000  3,982,500
Thiokol Corp.   376,700  26,369,000

United Technologies Corp.   258,800  21,480,400
328,947,002
DEFENSE ELECTRONICS - 2.1%
Litton Industries, Inc. (a)  842,500  40,703,281
Northrop Grumman Corp.   874,500  76,792,031
Raytheon Co.   1,276,000  65,076,000
182,571,312
SHIP BUILDING & REPAIR - 0.9%
General Dynamics Corp.   991,500  74,362,500
Newport News Shipbuilding, Inc.   60,000  1,166,250
75,528,750
TOTAL AEROSPACE & DEFENSE   587,047,064
BASIC INDUSTRIES - 6.7%
CHEMICALS & PLASTICS - 2.6%
Air Products & Chemicals, Inc.   184,600  14,998,750
du Pont (E.I.) de Nemours & Co.   330,000  20,748,750
Goodrich (B.F.) Co.   91,300  3,954,431
Great Lakes Chemical Corp.   336,400  17,618,950
Hercules, Inc. 228,600  10,944,225
Millennium Chemicals, Inc. 500,000  11,375,000
Monsanto Co. 1,644,000  70,794,750
Olin Corp. 243,300  9,503,906
Union Carbide Corp. 960,000  45,180,000
Witco Corp. 403,700  15,315,369
  220,434,131
IRON & STEEL - 0.4%
Aeroquip Vickers, Inc. 48,700  2,301,075
Allegheny Teledyne, Inc. 300,700  8,118,900
Inland Steel Industries, Inc. 631,300  16,492,713
Quanex Corp.  61,000  1,871,938
USX-U.S. Steel Group  124,100  4,351,256
  33,135,882
METALS & MINING - 2.0%
Alcan Aluminium Ltd. 1,400,000  47,760,113
Alumax, Inc. (a)  835,000  31,677,813
Aluminum Co. of America  740,900  55,845,338
Harsco Corp.  264,700  10,720,350
Inco Ltd. 551,093  16,465,133
Kaiser Aluminum Corp. (a)  250,000  3,062,500
Metallgesellschaft AG Ord. (a)  222,500  4,629,734
Noranda, Inc.  200,000  4,309,564
174,470,545
PACKAGING & CONTAINERS - 0.0%
Owens-Illinois, Inc. (a)  108,600  3,366,600
PAPER & FOREST PRODUCTS - 1.7%
Boise Cascade Corp.   385,400  13,609,438
Champion International Corp.   485,000  26,796,250
Domtar, Inc.   627,300  5,543,085

SHARES VALUE (NOTE 1)
Georgia-Pacific Corp.   191,800 $ 16,374,925
Kimberly-Clark Corp.   656,300  32,650,925
Weyerhaeuser Co.   933,500  48,542,000
143,516,623
TOTAL BASIC INDUSTRIES   574,923,781
CONSTRUCTION & REAL ESTATE - 1.2%
BUILDING MATERIALS - 0.8%
American Standard Companies, Inc.  45,100  2,018,225
Coltec Industries, Inc. (a)  1,371,600  26,746,200
Masco Corp.  1,045,400  43,645,450
  72,409,875
ENGINEERING - 0.2%
EG & G, Inc. 389,900  8,772,750
Fluor Corp. 120,500  6,650,094
  15,422,844
REAL ESTATE - 0.0%
Boston Properties, Inc. 78,500  2,158,750
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Equity Residential Properties Trust (SBI)  300,000  14,250,000
Weeks Corp. 170,500  5,328,125
  19,578,125
TOTAL CONSTRUCTION & REAL ESTATE  109,569,594
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 1.0%
Chrysler Corp. 142,000  4,659,375
Cummins Engine Co., Inc. 138,000  9,737,625
Eaton Corp. 347,400  30,332,363
General Motors Corp. 300,000  16,706,250
Johnson Controls, Inc. 55,000  2,258,438
Modine Manufacturing Co. 98,100  2,918,475
Snap-on Tools Corp.  455,150  17,921,531
Standard Products Co. 76,700  1,936,675
TRW, Inc.  34,700  1,971,394
  88,442,126
CONSUMER DURABLES - 0.6%
Minnesota Mining &
 Manufacturing Co.  504,000  51,408,000
CONSUMER ELECTRONICS - 0.9%
Maytag Co.  688,900  17,997,513
Sunbeam-Oster, Inc. 1,168,400  44,107,100
Whirlpool Corp.  225,000  12,276,563
74,381,176
TEXTILES & APPAREL - 0.5%
Dexter Corp.  353,700  11,318,400

Reebok International Ltd.   687,700  32,149,975
Stride Rite Corp.   191,700  2,468,138
45,936,513
TOTAL DURABLES   260,167,815
ENERGY - 12.6%
ENERGY SERVICES - 1.2%
Halliburton Co.   25,000  1,981,250
Dresser Industries, Inc.   271,700  10,120,825
Schlumberger Ltd.   696,100  87,012,500
99,114,575
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 11.4%
Amerada Hess Corp.   464,500 $ 25,808,781
Amoco Corp. 365,000  31,732,188
Atlantic Richfield Co. 630,000  44,415,000
British Petroleum PLC ADR  2,181,180  163,315,853
Burlington Resources, Inc.  566,700  25,005,638
Chevron Corp. 929,600  68,732,300
Exxon Corp. 1,500,000  92,250,000
Mobil Corp. 302,600  21,144,175
Occidental Petroleum Corp. 1,665,200  41,734,075
Pennzoil Co.  850,400  65,268,200
Phillips Petroleum Co. 412,500  18,046,875
Royal Dutch Petroleum Co. 2,498,000  135,828,750
Texaco, Inc.  580,000  63,075,000
Tosco Corp.  649,800  19,453,388
Total SA:
Class B  831,600  84,005,714
sponsored ADR  200,800  10,165,500
USX-Marathon Group  1,178,600  34,032,075
Unocal Corp.  1,116,517  43,334,816
987,348,328
TOTAL ENERGY   1,086,462,903
FINANCE - 18.8%
BANKS - 9.1%
Bank of New York Co., Inc.   1,715,700  74,632,950
Bank of Nova Scotia Halifax  195,400  8,562,416
BankBoston Corp.   801,100  57,729,269
BankAmerica Corp.   1,562,000  100,846,625
Chase Manhattan Corp.   385,700  37,437,006
Citicorp  974,400  117,476,100
Comerica, Inc.   505,000  34,340,000
Credit Suisse Group (Reg.)  150,400  19,295,245
First Bank System, Inc.   592,530  50,587,249
National Bank of Canada  500,000  6,265,165
National City Corp.   976,335  51,257,588
NationsBank Corp.   1,426,800  92,028,600
Norwest Corp.   579,000  32,568,750
Royal Bank of Canada  400,000  18,121,899
U.S. Bancorp  728,700  46,727,888
Wells Fargo & Co.   144,900  39,050,550
786,927,300
CREDIT & OTHER FINANCE - 2.8%
American Express Co.   955,172  71,160,314
Beneficial Corp.   304,700  21,652,744
Edper Group Ltd. (The)
Class A (ltd. vtg.)  400,000  6,678,014
First Chicago NBD Corp.   1,384,100  83,738,050
Household International, Inc.   345,000  40,515,938
Transamerica Corp.   169,100  15,821,419
239,566,479
FEDERAL SPONSORED CREDIT - 1.7%
Federal Home Loan Mortgage
Corporation  403,600  13,873,750
Federal National Mortgage
 Association  3,115,300  135,904,963
  149,778,713
INSURANCE - 4.0%
Aetna, Inc.  282,700  28,941,413
Allstate Corp. 1,154,999  84,314,927
Brascan Ltd. Class A  1,000,000  24,734,726
CIGNA Corp. 20,000  3,550,000

 SHARES VALUE (NOTE 1)
Fremont General Corp. 423,924 $ 17,062,941
General Re Corp. 110,000  20,020,000
Hartford Financial Services Group, Inc. 663,300  54,888,075
Marsh & McLennan Companies, Inc.  150,600  10,749,075
Norwich Union PLC (a)  844,900  4,493,784
Provident Companies, Inc.  241,600  12,925,600
Providian Financial Corp. (a)  150,000  4,818,750
Reliastar Financial Corp.  509,621  37,266,036
Travelers Group, Inc. (The)  711,667  44,879,479
348,644,806
SAVINGS & LOANS - 0.9%
Ahmanson (H.F.) & Co.   109,900  4,725,700
Great Western Financial Corp.   934,100  50,207,875
TCF Financial Corp.   25,600  1,264,000
Washington Mutual, Inc.   273,800  16,359,550
72,557,125
SECURITIES INDUSTRY - 0.3%
Bear Stearns Companies, Inc.   210,000  7,179,375

First Marathon Inc. Class A (non-vtg.)  299,400  4,228,660
Lehman Brothers Holdings, Inc.   440,200  17,828,100
29,236,135
TOTAL FINANCE   1,626,710,558
HEALTH - 7.1%
DRUGS & PHARMACEUTICALS - 4.3%
American Home Products Corp.   1,473,000  112,684,500
Barr Laboratories, Inc. (a)(d)  1,391,650  61,232,600
Bristol-Myers Squibb Co.   1,350,800  109,414,800
Merck & Co., Inc.   37,000  3,829,500
Novartis AG (Reg.)  13,300  21,239,959
Pharmacia & Upjohn, Inc.   427,100  14,841,725
Schering-Plough Corp.   1,020,000  48,832,500
372,075,584
MEDICAL EQUIPMENT & SUPPLIES - 1.1%
Allegiance Corp.   393,500  10,722,875
Bausch & Lomb, Inc.   250,000  11,781,250
Cardiac Control Systems, Inc. (a)  79,800  64,838
Cardinal Health, Inc.   618,500  35,409,125
Johnson & Johnson  40,000  2,575,000
U.S. Surgical Corp.   909,608  33,882,879
94,435,967
MEDICAL FACILITIES MANAGEMENT - 1.7%
Beverly Enterprises, Inc. (a)(d)  5,222,000  84,857,500
Columbia/HCA Healthcare Corp.   1,522,350  59,847,384
144,704,884
TOTAL HEALTH   611,216,435
HOLDING COMPANIES - 0.5%
CINergy Corp.   415,000  14,447,188
Norfolk Southern Corp.   283,400  28,552,550
42,999,738
INDUSTRIAL MACHINERY & EQUIPMENT - 6.7%
ELECTRICAL EQUIPMENT - 3.6%
General Electric Co.   4,191,100  273,993,163
Westinghouse Electric Corp.   1,489,900  34,453,938
308,447,101
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Cooper Industries, Inc.   60,000  2,985,000
Caterpillar, Inc.   309,500  33,232,563
Harnischfeger Industries, Inc.   279,600  11,603,400
Ingersoll-Rand Co.   430,000  26,552,500
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Parker-Hannifin Corp.   50,000 $ 3,034,375
Stewart & Stevenson Services, Inc.   283,500  7,371,000
Tyco International Ltd.   962,742  66,970,740
151,749,578
POLLUTION CONTROL - 1.3%
Browning-Ferris Industries, Inc.   958,700  31,876,775
Safety Kleen Corp.   313,200  5,285,250
Waste Management, Inc.   2,405,200  77,267,050
114,429,075
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   574,625,754
MEDIA & LEISURE - 3.3%
BROADCASTING - 0.0%
Ascent Entertainment Group, Inc.   119,365  1,089,205
ENTERTAINMENT - 1.3%
All American Communications, Inc. (a) 260,534 3,940,577 MGM Grand, Inc. (a) 266,400 9,856,800
Viacom, Inc. Class B (non-vtg.) (a)  3,148,500  94,455,000
108,252,377
LEISURE DURABLES & TOYS - 0.6%
Brunswick Corp.   375,400  11,731,250
Hasbro, Inc.   1,559,450  44,249,394
55,980,644
LODGING & GAMING - 0.4%
ITT Corp. (a)  520,000  31,752,500
Mirage Resorts, Inc. (a)  157,400  3,974,350
35,726,850
PUBLISHING - 1.0%
ACNielsen Corp. (a)  336,000  6,594,000
Cognizant Corp.   353,700  14,324,850
Harcourt General, Inc.   449,500  21,407,438
Hollinger International, Inc. Class A  1,894,400  21,193,600
Houghton Mifflin Co.   1,600  106,800
McGraw-Hill, Inc.   324,800  19,102,300
82,728,988
TOTAL MEDIA & LEISURE   283,778,064
NONDURABLES - 7.4%
BEVERAGES - 0.5%
Anheuser-Busch Companies, Inc.   902,400  37,844,400
PepsiCo, Inc.   150,000  5,634,375
43,478,775
FOODS - 0.9%
General Mills, Inc. 819,450  53,366,681
Heinz (H.J.) Co.  176,100  8,122,613
Kellogg Co. 124,800  10,686,000
Ralston Purina Co. 110,000  9,040,625
  81,215,919
HOUSEHOLD PRODUCTS - 2.5%
Avon Products, Inc. 86,100  6,075,431
Dial Corp. 517,300  8,082,813

Gillette Co. 200,700  19,016,325
Premark International, Inc. 25,000  668,750
Procter & Gamble Co.  410,800  58,025,500
Rubbermaid, Inc.  1,010,400  30,059,400

 SHARES VALUE (NOTE 1)
Tambrands, Inc.  100,000 $ 4,987,500
Unilever PLC Ord.  1,705,400  48,873,030
Unilever NV:
 Ord.   3,100  652,166
 ADR  200,000  42,812,500
  219,253,415
TOBACCO - 3.5%
BAT Industries PLC Ord.   1,349,500  12,075,005
Gallaher Group PLC sponsored ADR (a)  365,700  6,742,594
Philip Morris Companies, Inc.   5,220,100  231,641,938
RJR Nabisco Holdings Corp.   1,333,400  44,002,200
Universal Corp.   182,600  5,797,550
  300,259,287
TOTAL NONDURABLES         644,207,396
PRECIOUS METALS - 0.3%
Newmont Mining Corp.   567,200  22,120,800
RETAIL & WHOLESALE - 5.2%
APPAREL STORES - 0.3%
Charming Shoppes, Inc. (a)  290,100  1,513,959
Footstar, Inc. (a)  362,600  9,472,925
Limited, Inc. (The)  909,900  18,425,475
  29,412,359
DRUG STORES - 0.2%
Rite Aid Corp. 337,100  16,812,863
GENERAL MERCHANDISE STORES - 2.9%
Coles Myer Ltd. 1,252,000  6,502,059
Consolidated Stores Corp. (a)  2,270,156  78,887,930
Dayton Hudson Corp. 140,000  7,446,250
Federated Department Stores, Inc. (a)  656,400  22,809,900
Sears, Roebuck & Co. 390,000  20,962,500
Wal-Mart Stores, Inc. 1,929,000  65,224,313
Woolworth Corp. (a)  2,061,200  49,468,800
  251,301,752
GROCERY STORES - 0.1%
American Stores Co.  147,200  7,268,000
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Staples, Inc. (a)  1,845,700  42,912,525
Tandy Corp.  852,500  47,740,000
Toys "R" Us, Inc. (a)  1,180,000  41,300,000
U.S. Office Products Co. (a)  513,300  15,687,731
  147,640,256
TOTAL RETAIL & WHOLESALE  452,435,230
SERVICES - 0.8%
LEASING & RENTAL - 0.0%
Hanover Compressor Co.  6,300  122,850
PRINTING - 0.7%
Deluxe Corp.  486,600  16,605,225
Donnelley (R.R.) & Sons Co. 568,400  20,817,650
Ennis Business Forms, Inc. 196,700  1,893,238
Harland (John H.) Co.  1,051,300  23,982,781
  63,298,894
SERVICES - 0.1%
Dun & Bradstreet Corp.   368,800  9,681,000
TOTAL SERVICES   73,102,744
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
TECHNOLOGY - 3.8%
COMMUNICATIONS EQUIPMENT - 0.4%
Alcatel Alsthom Compagnie
Generale d'Electricite SA  263,200 $ 32,943,641
COMPUTER SERVICES & SOFTWARE - 0.2%
Electronic Data Systems Corp.   262,800  10,774,800
Sabre Group Holdings, Inc. Class A (a)  178,800  4,849,950
  15,624,750
COMPUTERS & OFFICE EQUIPMENT - 1.5%
International Business Machines Corp.   700,000  63,131,250
Pitney Bowes, Inc.   791,000  54,974,500
Silicon Graphics, Inc. (a)  344,200  5,163,000
Xerox Corp.   100,000  7,887,500
  131,156,250
ELECTRONICS - 1.0%
AMP, Inc. 499,400  20,849,950
Intel Corp. 359,000  50,910,688
Thomas & Betts Corp. 214,800  11,290,425
  83,051,063
PHOTOGRAPHIC EQUIPMENT - 0.7%
Eastman Kodak Co.  708,500  54,377,375
Polaroid Corp.  200,000  11,100,000
  65,477,375
TOTAL TECHNOLOGY  328,253,079
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.7%
Northwest Airlines Corp. Class A (a)  1,523,500  55,417,313
Viad Corp.  275,800  5,309,150
  60,726,463
RAILROADS - 0.4%
CSX Corp.  635,200  35,253,600
TOTAL TRANSPORTATION  95,980,063

UTILITIES - 6.0%
ELECTRIC UTILITY - 2.2%
Allegheny Power System, Inc. 975,000  26,020,313
American Electric Power Co., Inc.  967,700  40,643,400
Central Maine Power Co. 602,500  7,455,938
CILCORP, Inc.  76,300  3,142,606
Consolidated Edison Co. of
 New York, Inc. 279,100  8,216,006
DPL, Inc. 637,300  15,693,513
Duke Power Co.  50,000  2,396,875
Entergy Corp. 1,439,500  39,406,313
Illinova Corp. 250,000  5,500,000
Niagara Mohawk Power Corp. (a)  1,006,700  8,619,869
PG&E Corp. 648,400  15,723,700
PacifiCorp. 200,000  4,400,000
Pinnacle West Capital Corp. 338,600  10,179,163
  187,397,696
GAS - 0.6%
MCN Corp. 400,000  12,250,000
Nova Corp. 650,000  5,555,354
Pacific Enterprises  285,400  9,596,575
Questar Corp. 713,700  28,815,638
  56,217,567

 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 3.2%
Ameritech Corp. 643,700 $ 43,731,369
AT&T Corp. 113,500  3,979,594
ALLTEL Corp. 508,900  17,016,344
BCE, Inc. 700,000  19,469,091
Bell Atlantic Corp.  365,000  27,694,375
BellSouth Corp.  525,000  24,346,875
Comsat Corp., Series 1  244,200  5,815,013
Frontier Corp. 200,000  3,987,500
MCI Communications Corp. 270,100  10,339,766
Manitoba Telecom Services, Inc.  250,000  2,661,790
NYNEX Corp.  740,000  42,642,500
SBC Communications, Inc.  195,000  12,065,625
Sprint Corp.  312,500  16,445,313
Telus Corp.  450,000  8,262,413
WorldCom, Inc. (a)  1,103,800  35,321,600
  273,779,168
TOTAL UTILITIES   517,394,431
TOTAL COMMON STOCKS
(Cost $6,217,569,762)   7,890,995,449
CONVERTIBLE PREFERRED STOCKS - 1.7%
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Vornado Realty Trust $3.25, Series A  127,600  6,906,350
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  219,200  5,370,400
ENERGY - 0.1%
OIL & GAS - 0.1%
Unocal Capital Trust $3.125  100,000  5,637,500
FINANCE - 1.1%
INSURANCE - 0.8%
Aetna, Inc. Class C 6 1/4%  760,000  71,250,000
SECURITIES INDUSTRY - 0.3%
Salomon, Inc. $2.03  840,700  28,899,063
TOTAL FINANCE   100,149,063
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Loral Space & Communications Ltd.
  $3.00, Series C (b)  183,200  9,114,200
MEDIA & LEISURE - 0.1%
BROADCASTING - 0.1%
Evergreen Media Corp. $3.00 (b)  187,200  10,202,400
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Wang Labs, Inc. $3.25  (b)  80,000  4,040,000
Wang Labs, Inc. $3.25   157,600  7,958,800
  11,998,800
UTILITIES - 0.0%
GAS - 0.0%
MCN Corp. $4.00  25,100  1,364,813
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $122,619,633)   150,743,526
CONVERTIBLE BONDS - 1.2%
MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
CONSTRUCTION & REAL ESTATE - 0.4%
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Liberty Property 8%, 7/1/01 Ba2 $ 27,985,000 $ 34,701,400
DURABLES - 0.1%
CONSUMER ELECTRONICS - 0.1%
Matsushita Electric Industrial Co. Ltd.:
  1.30%, 3/29/02 Aa2 JPY 410,000,000  5,114,048
  1.40%, 3/31/04 Aa2 JPY 190,000,000  2,369,925
  7,483,973
ENERGY - 0.2%
OIL & GAS - 0.2%
Pennzoil Co.
4 3/4%, 10/1/03 Baa3  9,820,000  12,532,775

MEDIA & LEISURE - 0.0%
LODGING & GAMING - 0.0%
Hilton Hotels Corp.
  5%, 5/15/06 Baa2  3,670,000  3,899,375
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc.
  3 1/4%, 10/1/01 A1  5,000,000  5,687,500
U.S. Office Products Co.
  5 1/2%, 2/1/01 B3  10,000,000  12,250,000
  17,937,500
TECHNOLOGY - 0.3%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Unisys Corp.
  8 1/4%, 3/15/06 B3  17,981,000  23,734,920
TOTAL CONVERTIBLE BONDS
  (Cost $93,124,832)   100,289,943
CASH EQUIVALENTS - 5.8%
MATURITY
AMOUNT
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
  6/30/97 due 7/1/97  $ 498,485,098  498,403,000
TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $6,931,717,227)  $ 8,640,431,918
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,356,600 or 0.3% of net assets.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) An affiliated company is a company in which the fund has ownership of companies which are or were affiliates are as follows:
PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Barr Laboratories, Inc.  $ - $ 5,029,783 $ - $ 61,232,600
Beverly Enterprises, Inc.  -  3,388,955  -  84,857,500
Integramed America,
 Inc.   -  166,375  -  -
Synetic, Inc. -  40,768,344  -  -
TOTALS  $- $ 49,353,457 $ - $146,090,100
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,976,701,733 and $2,433,124,647, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $623,898 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.2% AAA, AA, A 0.1%
Baa 0.2% BBB 0.2%
Ba 0.4% BB 0.0%
B 0.4% B 0.4%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   89.8%
United Kingdom   2.7
Netherlands    2.1
Canada   2.1
France   1.5
Netherland Antilles   1.0
Others (individually less than 1%)   0.8
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $6,939,210,994. Net unrealized appreciation aggregated
  $1,701,220,924, of which $1,768,591,981 related to appreciated investment securities and $67,371,057 related to depreciated investment securities. VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
  JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in                                          $8,640,431,918
securities, at
value (including
repurchase
agreements of

$498,403,000) (cost
$6,931,717,227) -
See accompanying
schedule

Cash                                                            63,975

Receivable for                                              59,449,914
investments sold

Receivable for fund                                          7,030,723
shares sold

Dividends receivable                                        12,137,083

Interest receivable                                          1,916,557

Other receivables                                              115,759

 TOTAL ASSETS                                            8,721,145,929

LIABILITIES

Payable for                  $  126,839,504
investments
purchased

Payable for fund                  1,307,053
shares redeemed

Accrued management                3,492,405
fee

Other payables and                  559,932
accrued expenses

 TOTAL LIABILITIES                                         132,198,894

NET ASSETS                                              $8,588,947,035

Net Assets consist of:

Paid in capital                                         $6,566,052,739

Undistributed net                                           64,214,928
investment income

Accumulated                                                249,987,580
undistributed net

realized gain (loss)
on investments and
foreign
currency
transactions

Net unrealized                                           1,708,691,788
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                                         $8,588,947,035
389,282,331
shares outstanding

NET ASSET VALUE,                                                $22.06
offering price
and redemption
price per
share
($8,588,947,035 (divided by)
389,282,331
shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                          $74,933,797
Dividends

Interest                                                    11,519,913

 TOTAL INCOME                                               86,453,710

EXPENSES

Management fee                $  18,948,541

Transfer agent fees               2,670,034

Accounting fees and                 405,779
expenses

Non-interested                       18,445
trustees'
compensation

Custodian fees and                   92,149
expenses

Registration fees                    48,392

Audit                                35,310

Legal                                10,069

Miscellaneous                       238,137

 Total expenses                  22,466,856
before reductions

 Expense reductions                (557,661                 21,909,195
                                  )

NET INVESTMENT                                              64,544,515
INCOME

REALIZED AND
UNREALIZED
GAIN (LOSS)
Net realized gain
(loss) on:

Investment                      265,331,361
securities (including

realized gain of
$12,689,716
on sales of
investments in
affiliated issuers)

 Foreign currency               (16,911                    265,314,450
transactions                   )

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                                847,590,904
securities

 Assets and                     (17,469                    847,573,435
liabilities in                 )
 foreign currencies

NET GAIN (LOSS)                                          1,112,887,885

NET INCREASE                                            $1,177,432,400
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                       $      553,138
 Expense reductions
  Directed
brokerage
arrangements

  Custodian credits                                              4,523

                                                        $      557,661

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS     SIX MONTHS       YEAR ENDED
                                      ENDED            DECEMBER 31,
                                      JUNE 30, 1997    1996
                                      (UNAUDITED)

Operations                            $   64,544,515    $  117,458,579
Net investment
income

 Net realized gain                       265,314,450       597,117,485
(loss)

 Change in net                           847,573,435        90,992,918
unrealized
appreciation
(depreciation)

 NET INCREASE                          1,177,432,400       805,568,982
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                        (119,852,890)       (7,876,787)
shareholders
From net
investment income

 From net realized                      (602,593,699)     (225,801,230)
gain

 TOTAL DISTRIBUTIONS                    (722,446,589)     (233,678,017)

Share transactions                       822,950,455     1,829,128,598
Net proceeds from
sales of shares

 Reinvestment of                         722,446,589       233,678,017
distributions

 Cost of shares                         (372,525,843)     (553,042,238)
redeemed

 NET INCREASE                          1,172,871,201     1,509,764,377
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                       1,627,857,012     2,081,655,342
(DECREASE) IN NET
ASSETS

NET ASSETS

Beginning of period                    6,961,090,023     4,879,434,681

End of period                        $ 8,588,947,035   $ 6,961,090,023
(including
undistributed net
investment
income of
$64,214,928 and
$117,454,549,
respectively)

OTHER INFORMATION
Shares

 Sold                                     40,075,873        93,794,843

 Issued in                                36,487,203        12,390,139
reinvestment of
distributions

 Redeemed                                (18,261,978)      (28,467,146)

 Net increase                             58,301,098        77,717,836
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                      SIX MONTHS ENDED                YEARS ENDED DECEMBER 31,
                      JUNE 30, 1997

SELECTED PER-SHARE    (UNAUDITED)        1996      1995       1994      1993 E       1992
DATA
Net asset
value,                $ 21.03            $ 19.27   $ 15.35    $ 15.44    $ 13.40    $ 11.85
beginning
of period

Income from
Investment
Operations

Net investment            .18 D              .35       .41        .41        .37        .40
income

Net realized and         3.02               2.30      4.69        .64       2.06       1.57

unrealized gain
(loss)

Total from               3.20          2.65          5.10          1.05          2.43        1.97
investment
operations

Less Distributions

From net                 (.36)         (.03)         (.40)         (.37)         (.35)       (.42)
investment income

In excess of net            -             -             -             -          (.04)          -
investment income

From net realized       (1.81)         (.86)         (.78)         (.77)            -           -
gain

 Total distributions    (2.17)         (.89)        (1.18)        (1.14)         (.39)       (.42)

Net asset value, end  $ 22.06      $  21.03      $  19.27      $  15.35      $  15.44    $  13.40
of period

TOTAL RETURN B, C       16.39%        14.28%        35.09%         7.07%        18.29%      16.89%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of    $8,588,947    $6,961,090    $4,879,435    $2,284,412    $1,318,500  $592,880
period (000
omitted)

Ratio of expenses to      .60% A        .58%          .61%          .60%          .62%        .65%
average net assets

Ratio of expenses to      .59% A,       .56%          .61%          .58%          .62%        .65%
average net assets       F             F                           F
after
expense reductions

Ratio of net             1.72% A       1.97%         2.56%         2.83%         2.87%       3.52%
investment income
to average net
assets

Portfolio turnover rate    68% A        186%           87%          134%          120%         74%

Average commission       $  .0438      $ .0426
rate G

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTED TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns will appear once the fund is a year old, and the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain. (checkmark)
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                % OF FUND'S
                                INVESTMENTS

General Electric Co.            3.5

Philip Morris Companies, Inc.   2.4

BankAmerica Corp.               2.4

Tyco International Ltd.         2.2

Citicorp                        1.9

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                                    % OF FUND'S
                                    INVESTMENTS

Finance                             14.7

Health                              12.2

Retail & Wholesale                  9.6

Industrial Machinery & Equipment    9.1

Nondurables                         9.0

ASSET ALLOCATION AS OF JUNE 30, 1997*
Row: 1, Col: 1, Value: 4.8
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 93.40000000000001
Stocks  94.4%
Bonds  0.8%
Short-term investments 4.8%
FOREIGN INVESTMENTS  7.5%
*
% OF FUND'S
INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW

An interview with Beth Terrana, Portfolio Manager of Growth & Income Portfolio
Q. HOW DID THE FUND PERFORM, BETH?
A. For the six months that ended June 30, 1997, the fund trailed the Standard & Poor's 500 Index, which returned 20.61%. Going forward, the fund's semiannual report will also quote 12-month performance.
Q. LOOKING AT THE FUND'S PERFORMANCE VERSUS THAT OF ITS INDEX, WHICH STRATEGIES PLAYED KEY ROLES?
A. Broadly, my decision to emphasize selected stocks in the strong finance, health and diversified industrials sectors was particularly helpful. Within the finance and health areas, I focused on money-center banks and pharmaceuticals, including BankAmerica and Bristol-Myers Squibb - two of the largest contributors to fund performance for the period. General Electric - the fund's top holding - was another notable contributor based on its strong performance as well as its overweighting in the fund. Additionally, a substantial underweighting of generally weak electric and telecommunications utilities stocks proved very helpful. The largest detractor relative to the index was the fund's underexposure to a number of large-capitalization technology and nondurables stocks, which accounted for a disproportionate amount of the index's return. Microsoft and Coca-Cola -two of the largest index constituents - illustrate this point particularly well. Together, these TWO stocks alone accounted for approximately 1.5% of the index's 20.61% return. While in hindsight I clearly wish I'd owned more of these stocks, fundamentals for these companies didn't appear to support their valuations, which were at steep premiums to the overall market as well as comparable firms.
Q. HOW DID SOME OF THE FUND'S TOP POSITIONS FARE RELATIVE TO THE INDEX?
A. Many of the fund's larger exposures did well, performing in line with my expectations. Individual security selection will always be a main driver of performance and the fund's top positions obviously play a key role. Over the course of the period, six of the fund's top ten positions outperformed the index.
Q. FOR THOSE INVESTORS WHO MAY BE UNFAMILIAR WITH YOUR MANAGEMENT STYLE, HOW WOULD YOU CHARACTERIZE YOUR INVESTMENT PROCESS?
A. Fundamentally, I am a bottom-up investor who believes that superior investment performance results from owning companies with improving financial returns. Improvements in financial returns drive both sustainable improvements in a company's secular growth rate and its earnings power. The most important elements I look for in an investment include restructuring potential, rising returns on invested capital, good balance sheet management, strong free cash flow and shareholder-friendly management. Increasingly, global franchises and strong brands have also become important factors. I've generally found that companies exhibiting some or all of these attributes tend to generate improving financial returns -including expanding profit margins and accelerating earnings growth rates -through time. Further, as a firm's financial returns improve, its stock is likely to be rewarded with a higher valuation once the market finally catches on.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. As a backdrop to the stock market, I believe it's very likely that the supportive environment - moderate economic growth and low inflation - will continue. Also, given that there are few signs of incipient inflation, I don't foresee any significant action by the Federal Reserve to raise interest rates - an event that would likely be a negative for the market, at least over the short term. Assuming this favorable economic environment continues, the critical factor going forward will be corporate earnings, which at this time appear relatively sustainable overall. However, I remain focused on those companies with the potential to deliver exceptional numbers, particularly given the recent propensity of the market to dramatically reduce stock prices upon earnings disappointments. Recently, even earnings numbers that come in as expected have resulted in large stock price declines, partly because analysts' "real" expectations were even higher.

FUND FACTS
GOAL: seeks reasonable income by investing primarily in income producing equity securities to provide current income and increase the value of the fund's shares START DATE: October 9,1986
SIZE: as of June 30, 1997, more than $8.5 billion
MANAGER: Stephen Petersen, since January 1997; joined Fidelity in 1980
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 4.5%
AEROSPACE & DEFENSE - 4.1%
AlliedSignal, Inc.   26,700 $ 2,242,800
Boeing Co.   17,200     912,661
Lockheed Martin Corp.   11,600   1,201,325
Textron, Inc. 20,800   1,380,600
United Technologies Corp.   18,500   1,535,500
  7,272,886
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.  14,800     754,800
TOTAL AEROSPACE & DEFENSE   8,027,686
BASIC INDUSTRIES - 5.1%
CHEMICALS & PLASTICS - 3.9%
Air Products & Chemicals, Inc.   9,900   804,375
Avery Dennison Corp.  6,000   240,750
Cytec Industries, Inc. (a)  4,300  160,713
Goodrich (B.F.) Co.   12,600   545,738
Hercules, Inc.  2,300   110,113
Monsanto Co.  35,900   1,545,944
Praxair, Inc.  45,800   2,564,800
Raychem Corp.  5,700   423,938

Sealed Air Corp. (a)  14,200  674,500
  7,070,871
PAPER & FOREST PRODUCTS - 1.2%
Fort Howard Corp. (a)  7,500  379,688
International Paper Co.   3,900  189,394
James River Corp. of Virginia  10,900  403,300
Kimberly-Clark Corp.  22,300  1,109,425
  2,081,807
TOTAL BASIC INDUSTRIES     9,152,678
CONSTRUCTION & REAL ESTATE - 3.0%
BUILDING MATERIALS - 1.8%
American Standard Companies, Inc. (a)  19,900  890,525
Masco Corp.  39,400  1,644,950
Sherwin-Williams Co.   21,300  657,638
  3,193,113
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Beacon Properties Corp.  13,600  453,900
Duke Realty Investors, Inc.  9,300  376,650
Equity Residential Properties Trust (SBI)  12,400  589,000
Public Storage, Inc.  18,400  538,200
Storage USA, Inc.  5,500  210,375
  2,168,125
TOTAL CONSTRUCTION & REAL ESTATE    5,361,238
DURABLES - 3.2%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Eaton Corp.  5,200  454,025
Navistar International Corp. (a)  18,200  313,950
  767,975
CONSUMER DURABLES - 1.7%
Corning, Inc.   13,200  734,250
Minnesota Mining & Manufacturing Co.   23,400  2,386,800
  3,121,050
CONSUMER ELECTRONICS - 0.3%
Newell Co. 14,100  558,713

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.8%
Liz Claiborne, Inc.  20,100 $ 937,163
VF Corp.   5,200  442,650
  1,379,813
TOTAL DURABLES  5,827,551
ENERGY - 7.5%
ENERGY SERVICES - 0.9%
Halliburton Co. 5,900  467,575
McDermott International, Inc.  7,400  215,988
Schlumberger Ltd.  7,800  975,000
  1,658,563
OIL & GAS - 6.6%
Amoco Corp.   13,500  1,173,656
British Petroleum PLC ADR  30,064  2,251,042
Exxon Corp.   22,300  1,371,450
Mobil Corp. 14,800  1,034,150
Royal Dutch Petroleum Co.  33,200  1,805,250
Texaco, Inc. 15,300  1,663,875
Tosco Corp.  21,000  628,688
Total SA sponsored ADR  14,000  708,750
USX-Marathon Group  32,500  938,438
Unocal Corp. 5,900  228,994
  11,804,293
TOTAL ENERGY  13,462,856
FINANCE - 14.7%
BANKS - 7.9%
Bank of New York Co., Inc. 35,700  1,552,950
BankBoston Corp.  7,600  547,675
BankAmerica Corp. 65,500  4,228,844
Citicorp  27,800  3,351,638
First Bank System, Inc.  18,400  1,570,900
First Union Corp.  8,200  758,500
Mellon Bank Corp.  19,800  893,475
NationsBank Corp.  15,100  973,950
Wells Fargo & Co.  1,200  323,400
  14,201,332
CREDIT & OTHER FINANCE - 1.8%
American Express Co. 16,600  1,236,700
Associates First Capital Corp. 8,400  466,200
Household International, Inc.  12,800  1,503,200
  3,206,100
FEDERAL SPONSORED CREDIT - 1.9%
Federal Home Loan Mortgage
 Corporation  50,200  1,725,625
Federal National Mortgage Association  37,400  1,631,575
  3,357,200
INSURANCE - 2.4%
AFLAC, Inc.  7,400  349,650
Allstate Corp. 23,800  1,737,400
MGIC Investment Corp.  3,400  162,988
PMI Group, Inc.   1,600  99,800
Progressive Corp.  300  26,100
Travelers Group, Inc. (The)  29,100  1,835,119
  4,211,057
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.7%

Ahmanson (H.F.) & Co. 4,900 $ 210,700
Charter One Financial Corp. 5,100  274,763
Great Western Financial Corp. 14,600  784,750
  1,270,213
TOTAL FINANCE  26,245,902
HEALTH - 11.9%
DRUGS & PHARMACEUTICALS - 7.9%
American Home Products Corp. 27,300  2,088,450
Bristol-Myers Squibb Co. 38,300  3,102,300
Cytyc Corp. (a)  4,300  116,638
Merck & Co., Inc. 17,100  1,769,850
Pfizer, Inc. 32,400  1,935,900
Schering-Plough Corp. 37,000  1,771,375
SmithKline Beecham PLC ADR  25,500  2,336,438
Warner-Lambert Co. 8,400  1,043,700
  14,164,651
MEDICAL EQUIPMENT & SUPPLIES - 3.7%
Bard (C.R.), Inc. 12,500  453,906
Baxter International, Inc. 26,900  1,405,525
Boston Scientific Corp. (a)  14,300  878,556
Johnson & Johnson  35,200  2,266,000
McKesson Corp.  10,500  813,750
Medtronic, Inc. 9,500  769,500
  6,587,237
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare Corp. 3,000  117,938
Humana, Inc. (a)  20,900  483,313
  601,251
TOTAL HEALTH  21,353,139
HOLDING COMPANIES - 0.1%
CINergy Corp. 6,300  219,319
INDUSTRIAL MACHINERY & EQUIPMENT - 8.5%
ELECTRICAL EQUIPMENT - 4.6%
Emerson Electric Co. 21,600  1,189,350
General Electric Co. 96,400  6,302,150
Harris Corp. 3,200  268,800
Westinghouse Electric Corp. 20,500  474,063
  8,234,363
INDUSTRIAL MACHINERY & EQUIPMENT - 3.7%
Illinois Tool Works, Inc.  21,600  1,078,650
Ingersoll-Rand Co.  10,000  617,500
Stanley Works  22,700  908,000
Tyco International Ltd.  57,400  3,992,888
  6,597,038
POLLUTION CONTROL - 0.2%
Waste Management, Inc.  12,000  385,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  15,216,901
MEDIA & LEISURE - 4.6%
BROADCASTING - 1.1%
Evergreen Media Corp. Class A (a)  20,400  910,350
Time Warner, Inc.   20,800  1,003,600
  1,913,950
ENTERTAINMENT - 0.6%
Disney (Walt) Co. 12,600  1,011,150

 SHARES VALUE (NOTE 1)
LEISURE DURABLES & TOYS - 0.5%
Mattel, Inc. 27,100 $ 918,013
LODGING & GAMING - 0.3%
Host Marriott Corp. (a)  31,200  555,750
PUBLISHING - 2.1%
Cognizant Corp. 15,400  623,700
Harcourt General, Inc. 9,200  438,150
McGraw-Hill, Inc. 12,500  735,156
Scholastic Corp. (a)  6,900  241,500
Times Mirror Co. Class A  27,900  1,541,475
World Color Press, Inc. (a)  7,500  178,125
  3,758,106
TOTAL MEDIA & LEISURE  8,156,969
NONDURABLES - 9.0%
BEVERAGES - 0.7%
PepsiCo, Inc. 31,600  1,186,975
FOODS - 1.6%
Campbell Soup Co. 42,500  2,125,000
Heinz (H.J.) Co. 8,700  401,288
Hershey Foods Corp. 6,800  376,125
  2,902,413
HOUSEHOLD PRODUCTS - 4.2%
Avon Products, Inc. 19,400  1,368,913
Clorox Co. 6,800  897,600
Colgate-Palmolive Co. 1,300  84,825
Procter & Gamble Co. 12,200  1,723,250
Rubbermaid, Inc. 9,800  291,550
Unilever PLC Ord. 30,900  885,526
Unilever NV ADR  10,900  2,333,281
  7,584,945
TOBACCO - 2.5%
Philip Morris Companies, Inc.  98,500  4,370,938
TOTAL NONDURABLES   16,045,271
PRECIOUS METALS - 0.2%
Getchell Gold Corp. (a)  12,100  426,525
RETAIL & WHOLESALE - 9.4%
APPAREL STORES - 1.4%
Gap, Inc. 29,900  1,162,363

Payless ShoeSource, Inc. (a)  24,200  1,323,438
  2,485,801
DRUG STORES - 1.5%
CVS Corp. 37,977  1,946,321
Walgreen Co. 14,500  777,563
  2,723,884
GENERAL MERCHANDISE STORES - 5.2%
Coles Myer Ltd. 71,500  371,324
Consolidated Stores Corp. (a)  89,975  3,126,631
Dayton Hudson Corp. 20,100  1,069,069
Federated Department Stores, Inc. (a)  71,400  2,481,150
Sears, Roebuck & Co. 21,100  1,134,125
Wal-Mart Stores, Inc. 30,900  1,044,806
  9,227,105
GROCERY STORES - 0.7%
American Stores Co. 10,500  518,438
Asda Group PLC  177,400  366,194
Ahold NV  3,600  303,528
  1,188,160
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.6%
Home Depot, Inc. (The)  16,300 $ 1,123,681
TOTAL RETAIL & WHOLESALE  16,748,631
SERVICES - 3.6%
ADVERTISING - 1.8%
Interpublic Group of Companies, Inc. 12,500  766,406
Omnicom Group, Inc. 28,600  1,762,475
Outdoor Systems, Inc. (a)  4,800  183,600
WPP Group PLC  127,000  519,028
  3,231,509
LEASING & RENTAL - 0.3%
Hanover Compressor Co. 100  1,950
Republic Industries, Inc. (a)  5,600  139,300
Ryder Systems, Inc. 12,200  402,600
  543,850
PRINTING - 0.3%
Donnelley (R.R.) & Sons Co. 15,900  582,338
SERVICES - 1.2%
ADT Ltd. (a)  19,800  653,400
Ecolab, Inc. 14,300  682,825
National Service Industries, Inc. 6,300  306,731
Service Corp. International  14,818  487,142
2,130,098
TOTAL SERVICES   6,487,795
TECHNOLOGY - 7.4%
COMMUNICATIONS EQUIPMENT - 0.6%
Alcatel Alsthom Compagnie Generale
d'Electricite SA sponsored ADR  2,400  60,600
Alcatel Alsthom Compagnie Generale
d'Electricite SA  6,600  826,094
Andrew Corp. (a)  5,100  143,438
  1,030,132
COMPUTER SERVICES & SOFTWARE - 1.7%
Adobe Systems, Inc. 2,500  87,656
Automatic Data Processing, Inc. 8,500  399,500
CUC International, Inc. (a)  15,600  402,675
CompUSA, Inc. (a)  22,300  479,450
Microsoft Corp. (a)  9,600  1,213,200
Oracle Systems Corp. (a)  9,700  488,638
  3,071,119
COMPUTERS & OFFICE EQUIPMENT - 3.8%
Compaq Computer Corp. (a)  14,600  1,449,050
Diebold, Inc. 12,550  489,450
International Business Machines Corp. 28,100  2,534,269
Pitney Bowes, Inc. 18,700  1,299,650
Xerox Corp. 13,600  1,072,700
  6,845,119
ELECTRONICS - 1.3%
Intel Corp. 11,500  1,630,844
Texas Instruments, Inc. 8,500  714,531
  2,345,375
TOTAL TECHNOLOGY  13,291,745
UTILITIES - 0.7%
ELECTRIC UTILITY - 0.3%
Edison International  22,000  547,250

  SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 0.4%
WorldCom, Inc. (a)  20,200 $ 646,400
TOTAL UTILITIES   1,193,650
TOTAL COMMON STOCKS
  (Cost $151,597,143)   167,217,856
CONVERTIBLE PREFERRED STOCKS - 1.0%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Vornado Realty Trust $3.25 Series A  5,300  286,863
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  8,600  210,700
ENERGY - 0.3%
OIL & GAS - 0.3%
Tosco Financing Trust $2.875 (b)  8,200  462,275

HEALTH - 0.3%
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
McKesson Financing Trust $2.50 (b)  9,400  571,050
MEDIA & LEISURE - 0.1%
LODGING & GAMING - 0.1%
Host Marriott Financial Trust
  $3.375 (b)  4,800  277,800
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,729,992)   1,808,688
CONVERTIBLE BONDS - 0.8%
MOODY'S PRINCIPAL VALUE
RATINGS (C) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
POLLUTION CONTROL - 0.6%
USA Waste Services, Inc.
  4%, 2/1/02 Ba2 $ 642,000  683,730
United Waste Systems, Inc.
  4 1/2%, 6/1/01 B1  198,000  271,755
  955,485
RETAIL & WHOLESALE - 0.2%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc.
  5%, 10/1/03 Baa3  220,000  262,350
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Staples, Inc.
  4 1/2%, 10/1/00 (b) Ba2  93,000  112,995
TOTAL RETAIL & WHOLESALE   375,345
TOTAL CONVERTIBLE BONDS
  (Cost $1,289,817)   1,330,830
CASH EQUIVALENTS - 4.8%
MATURITY VALUE
AMOUNT (NOTE 1)
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
  trading account at 5.93%, dated
  6/30/97 due 7/1/97  $ 8,616,419 $ 8,615,000
TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $163,231,952)  $ 178,972,374
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,424,120 or 0.8% of net assets.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $189,250,835 and $35,258,709, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $22,730 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $163,231,952. Net unrealized appreciation aggregated $15,740,422, of which $16,585,242 related to appreciated investment securities and $844,820 related to depreciated investment securities. VARIABLE INSURANCE PRODUCTS FUND III: GROWTH & INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in              $178,972,374
securities, at value
(including
repurchase
agreements of
$8,615,000) (cost
$163,231,952) -
See accompanying
schedule

Cash                             21,799

Receivable for                  505,400
investments sold

Receivable for fund             841,663
shares sold

Dividends receivable            160,697

Interest receivable              14,678

 TOTAL ASSETS               180,516,611

LIABILITIES

Payable for                $  1,047,870
investments
purchased

Payable for fund                     80
shares redeemed

Accrued management               68,520
fee

Other payables and               36,258
accrued expenses

 TOTAL LIABILITIES                               1,152,728

NET ASSETS                                    $179,363,883

Net Assets consist of:

Paid in capital                               $163,362,211

Undistributed net                                  592,329
investment income

Accumulated                                       (331,075
undistributed net                                 )
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                  15,740,418
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                              $ 179,363,883
15,613,501
shares outstanding

NET ASSET VALUE,                                    $11.49
offering price
and redemption
price per share
($179,363,883 (divided by)
15,613,501 shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                $   692,052
Dividends

Interest                                                             220,743

 TOTAL INCOME                                                        912,795

EXPENSES

Management fee                                   $ 216,567

Transfer agent fees                                 35,283

Accounting fees and                                 34,705
expenses

Non-interested                                         131
trustees'
compensation

Custodian fees and                                  22,607
expenses

Audit                                               11,519

Legal                                                   16

 Total expenses                                    320,828
before reductions

 Expense reductions                                   (209           320,619
                                                         )

NET INVESTMENT                                                       592,176
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                              (330,979
                                                        )
securities

 Foreign currency                                        (96       (331,075
                                                        )         )
transactions

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                            15,750,754
securities

 Assets and                                            (4)       15,750,750

liabilities in
foreign currencies

NET GAIN (LOSS)                                                  15,419,675

NET INCREASE                                                   $ 16,011,851
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                              $ 209
Expense reductions
 Custodian credits

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE)                   SIX MONTHS      DECEMBER 31,
IN NET ASSETS                         ENDED           1996
                                      JUNE 30, 1997   (COMMENCEMENT
                                      (UNAUDITED)     OF OPERATIONS)

Operations                             $ 592,176         $ 153
Net investment
income

 Net realized gain                         (331,075)              -
(loss)

 Change in net                           15,750,750         (10,332)
unrealized
appreciation
(depreciation)

 NET INCREASE                            16,011,851         (10,179)
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Share transactions                      176,559,612       1,000,010
Net proceeds from
sales of shares

 Cost of shares                         (14,197,411)              -
redeemed

 NET INCREASE                           162,362,201       1,000,010
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                        178,374,052         989,831
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                        989,831               -

 End of period                         $179,363,883      $ 989,831
(including
undistributed net
investment
income of
$592,329 and
$153,
respectively)

OTHER INFORMATION
Shares

 Sold                                    16,857,064         100,001

 Redeemed                                (1,343,564)              -

 Net increase                            15,513,500         100,001
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                           SIX MONTHS ENDED    DECEMBER 31,
                           JUNE 30, 1997       1996
                           (UNAUDITED)         (COMMENCEMENT
                                               OF OPERATIONS)
SELECTED PER-SHARE
DATA

Net asset value,                   $   9.90         $ 10.00
beginning of period

Income from
Investment
Operations

 Net investment                         .07 D           .00
income

 Net realized and                      1.52            (.10)
unrealized gain
(loss)

 Total from                            1.59            (.10)
investment
operations



Net asset value, end               $  11.49         $  9.90
of period

TOTAL RETURN B, C                     16.06%          (1.00)%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of                 $179,364         $   990
period (000
omitted)

Ratio of expenses to                    .75% A         1.00% A,
average net assets                                     E

Ratio of net                           1.38% A         3.89% A
investment income
to average net
assets

Portfolio turnover rate                  86% A            0% A

Average commission                 $  .0280         $ .0120
rate F

ANNUALIZED TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1   LIFE OF
JUNE 30, 1997                      YEAR     FUND
INDEX 500                          34.06%   19.67%

S&P 500(registered trademark)      34.70%   20.03%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to the performance of the Standard & Poor's 500
Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain. (checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992. If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 OVER LIFE OF FUND
  1992/08/27      10000.00                 10000.00
  1992/08/31      10014.00                 10018.36
  1992/09/30      10130.00                 10136.58
  1992/10/31      10152.00                 10172.06
  1992/11/30      10498.00                 10518.92
  1992/12/31      10630.67                 10648.31
  1993/01/31      10707.47                 10737.75
  1993/02/28      10856.70                 10883.79
  1993/03/31      11095.84                 11113.43
  1993/04/30      10822.25                 10844.49
  1993/05/31      11103.95                 11135.12
  1993/06/30      11132.32                 11167.41
  1993/07/31      11081.66                 11122.74
  1993/08/31      11501.17                 11544.30
  1993/09/30      11407.95                 11455.40
  1993/10/31      11641.01                 11692.53
  1993/11/30      11527.52                 11581.45
  1993/12/31      11666.06                 11721.59
  1994/01/31      12059.53                 12120.12
  1994/02/28      11732.95                 11791.67
  1994/03/31      11223.46                 11277.55
  1994/04/30      11357.65                 11421.90
  1994/05/31      11533.77                 11609.22
  1994/06/30      11252.82                 11324.80
  1994/07/31      11623.93                 11696.25
  1994/08/31      12087.29                 12175.80
  1994/09/30      11793.76                 11877.49
  1994/10/31      12055.84                 12144.73
  1994/11/30      11617.64                 11702.42
  1994/12/31      11787.47                 11875.97
  1995/01/31      12099.87                 12183.91
  1995/02/28      12563.64                 12658.72
  1995/03/31      12931.02                 13032.28
  1995/04/30      13311.22                 13416.08
  1995/05/31      13834.52                 13952.32
  1995/06/30      14148.51                 14276.43
  1995/07/31      14620.55                 14749.84
  1995/08/31      14656.86                 14786.86
  1995/09/30      15269.88                 15410.86
  1995/10/31      15218.62                 15355.85
  1995/11/30      15880.76                 16029.97
  1995/12/31      16171.25                 16338.71
  1996/01/31      16724.46                 16894.88
  1996/02/29      16880.36                 17051.49
  1996/03/31      17054.17                 17215.70
  1996/04/30      17292.62                 17469.46
  1996/05/31      17733.85                 17919.99

  1996/06/30      17809.61                 17988.27
  1996/07/31      17020.75                 17193.55
  1996/08/31      17370.61                 17556.16
  1996/09/30      18342.21                 18544.22
  1996/10/31      18848.06                 19055.67
  1996/11/30      20260.89                 20496.09
  1996/12/31      19844.17                 20090.06
  1997/01/31      21074.26                 21345.29
  1997/02/28      21231.99                 21512.63
  1997/03/31      20349.53                 20628.68
  1997/04/30      21559.17                 21860.21
  1997/05/31      22870.18                 23191.06
  1997/06/30      23874.76                 24230.02

Let's say hypothetically that $10,000 was invested in Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $23,875 - a 138.75% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,230 - a 142.30% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF JUNE 30, 1997
                                                          % OF FUND'S
                                                          INVESTMENTS
General Electric Co.                                      2.9

Coca-Cola Co. (The)                                       2.3

Exxon Corp.                                               2.1

Microsoft Corp.                                           2.1

Merck & Co., Inc.                                         1.7

Royal Dutch Petroleum Co.                                 1.6

Intel Corp.                                               1.6

Philip Morris Companies, Inc.                             1.5

Procter & Gamble Co.                                      1.3

International Business Machines Corp.                     1.3

TOP TEN MARKET SECTORS AS OF JUNE 30, 1997
                                                        % OF FUND'S
                                                        INVESTMENTS
Finance                                                 14.3

Technology                                              13.3

Nondurables                                             10.8

Health                                                  10.7

Utilities                                               8.5

Energy                                                  8.3


Industrial Machinery & Equipment                        5.6

Basic Industries                                        5.0

Retail & Wholesale                                      4.4

Durables                                                3.8

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jennifer Farrelly, Portfolio Manager of Index 500 Portfolio
Q. HOW DID THE FUND PERFORM, JEN?
A. For the six months that ended June 30, 1997, the fund performed in line with the 20.61% return of the Standard & Poor's 500 Index. Of course, the fund's total return is slightly lower than the index due to management expenses. The S&P 500 returned 34.70% for the 12 months ended June 30, 1997.
Q. HOW WOULD YOU CHARACTERIZE THE MARKET OVER THE PAST SIX MONTHS?
A. The U.S. stock market continued to be strong, led by large-capitalization companies. There were a number of factors that contributed to the positive investing environment. Most importantly, corporate earnings were healthy, helped by a steadily growing economy that has shown no signs of emerging inflation. Interest rates remained relatively low, helping to sustain economic growth, keep corporate borrowing costs under control and make investment alternatives to stocks less attractive. Economic growth remained moderate enough to discourage the Federal Reserve Board from aggressively raising interest rates to cool an overheated economy and head off potential inflation.
Q. AT THE SAME TIME, THE FED DID RAISE RATES BACK IN MARCH . . .

A. That's right. In February, Fed Chairman Alan Greenspan indicated in his semiannual Congressional testimony that the Fed was inclined to raise short-term rates in the first half of 1997, as a pre-emptive strike against possible inflation caused by a tight labor market. As the Fed's March 25 Open Market Committee meeting approached and data emerged showing the economy picking up speed, the market experienced a sharp sell-off. Investors became convinced that the Fed would raise rates. The Fed did so, increasing a key short-term rate by 0.25% at its March meeting. However, when statistics emerged in the second quarter showing the economy slowing and no significant increase in inflation, the market recovered from its late March and early April correction and continued its steady upward climb through the end of the period.
Q. WHY DID THE STOCKS OF THE LARGEST COMPANIES CONTINUE TO PERFORM WELL?
A. Because they tended to provide reliable earnings, and earnings are one of the main drivers of stock prices. With the economy showing strength, the stock market broadened somewhat with the prices of small- and mid-capitalization stocks also starting to show improvement. At the same time, cost cutting and sustained international sales helped large-cap stocks maintain their status as market leaders.
Q. WERE THERE ANY PARTICULAR SECTORS OF THE MARKET THAT PROVED TO BE MARKET LEADERS?
A. Not really. No one sector stood out above the rest, although many financial services stocks did well. In the past, the uncertain interest-rate environment probably would have adversely affected these stocks. However, interest rates remain at a relatively low level and many financial services companies have emphasized steadier fee-based businesses that tend to insulate them from the negative influence that monetary policy might exert. In addition, many financial services firms benefited from the strong stock market and the positive impact of significant inflows of capital, especially through mutual funds. Positive merger and acquisition activity also bolstered stocks in the sector.
Q. WHAT SECTORS LAGGED DURING THE PERIOD?
A. Precious metals was one area that lagged the market. Although we continue to use more gold than we mine, its price continues to plummet. That's because many central banks have sold their gold reserves off recently because the metal has been such a poor performing asset. For example, Australia recently sold off a fair amount of its reserves to buy U.S. government bonds, among other investments. In addition, gold often is seen as a hedge against inflation, and with such positive news on that front recently, the precious metal has lost its luster.
Q. WHAT'S YOUR OUTLOOK FOR THE REST OF 1997?
A. Even though investors have seen valuations well above historical levels, earnings growth and earnings surprises have supported stock prices and driven them higher. Nevertheless, investors should understand that this situation leads to a great deal of uncertainty looking forward. While the large-cap stocks that make up the S&P 500 have rallied to post annual returns in the 20% to 30% range for more than two years, the index's historical average annual return is approximately 11%. Investors should set their expectations accordingly.



FUND FACTS
GOAL: seeks reasonable income by investing primarily in income producing equity securities to provide current income and increase the value of the fund's shares
START DATE: October 9,1986
SIZE: as of June 30, 1997, more than $8.5 billion
MANAGER: Stephen Petersen, since January
1997; joined Fidelity in 1980
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.0%
  SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.2%
AEROSPACE & DEFENSE - 1.9%
AlliedSignal, Inc.   59,100 $ 4,964,223
Boeing Co.   149,918  7,955,024
Lockheed Martin Corp.   40,393  4,183,200
McDonnell Douglas Corp.   44,500  3,048,250
Rockwell International Corp.   45,900  2,708,100
Textron, Inc.  34,700  2,303,213
United Technologies Corp.  49,600  4,116,800
  29,278,810
DEFENSE ELECTRONICS - 0.2%
Northrop Grumman Corp.   12,000  1,053,750
Raytheon Co.   49,300  2,514,300
  3,568,050
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   13,200  990,000
TOTAL AEROSPACE & DEFENSE   33,836,860
BASIC INDUSTRIES - 5.0%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.   23,300  1,893,125
Avery Dennison Corp.   21,900  878,738
Dow Chemical Co.   50,800  4,425,950
du Pont (E.I.) de Nemours & Co.   235,800  14,825,925

Eastman Chemical Co.   16,175  1,027,113
Engelhard Corp.   30,200  632,313
FMC Corp. (a)  7,700  611,669
Goodrich (B.F.) Co.   11,300  489,431
Great Lakes Chemical Corp.   12,500   654,688
Hercules, Inc.   21,500   1,029,313
Monsanto Co.   123,000   5,296,688
Morton International, Inc.    29,700  896,569
Nalco Chemical Co.   14,000   540,750
PPG Industries, Inc.   38,300   2,226,188
Praxair, Inc.   32,800  1,836,800
Raychem Corp.   9,400  699,125
Rohm & Haas Co.   13,300  1,197,831
Union Carbide Corp.   26,600  1,251,863
W.R. Grace & Co.   15,100  832,388
  41,246,467
IRON & STEEL - 0.2%
Aeroquip Vickers, Inc.   5,800  274,050
Allegheny Teledyne, Inc.   36,384  982,368
Armco, Inc. (a)  22,400  86,800
Bethlehem Steel Corp. (a)  23,300  243,194
Inland Steel Industries, Inc.   10,200  266,475
Nucor Corp.   18,300  1,033,950
USX-U.S. Steel Group  17,800  624,113
Worthington Industries, Inc.   20,150  368,997
  3,879,947
METALS & MINING - 0.6%
ASARCO, Inc.   9,000  275,625
Alcan Aluminium Ltd.   47,257  1,612,143
Aluminum Co. of America  36,200  2,728,575
Cyprus Amax Minerals Co.   19,450  476,525
Freeport-McMoRan Copper & Gold, Inc.
 Class B  40,500  1,260,563
Inco Ltd.   35,136  1,049,766
Phelps Dodge Corp.   13,500  1,150,031
Reynolds Metals Co.   15,300  1,090,125
  9,643,353

 SHARES VALUE (NOTE 1)
PACKAGING & CONTAINERS - 0.2%
Ball Corp.   6,498 $ 195,346
Bemis Co., Inc.   10,900  471,425
Crown Cork & Seal Co., Inc.   26,800  1,432,125
Tupperware Corp.   13,100  478,150
  2,577,046
PAPER & FOREST PRODUCTS - 1.3%
Boise Cascade Corp.   10,200  360,188
Champion International Corp.   19,900  1,099,475
Georgia-Pacific Corp.   19,200  1,639,200
International Paper Co.   62,900  3,054,581
James River Corp. of Virginia  18,100  669,700
Kimberly-Clark Corp.   118,332  5,887,017
Louisiana-Pacific Corp.   22,700  479,538
Mead Corp.   11,000  684,750
Potlatch Corp.   6,100  276,025
Stone Container Corp.   20,800  297,700
Temple-Inland, Inc.   11,500  621,000
Union Camp Corp.   14,500  725,000
Westvaco Corp.   21,250  668,047
Weyerhaeuser Co.   41,600  2,163,200
Willamette Industries, Inc.   11,500  805,000
  19,430,421
TOTAL BASIC INDUSTRIES   76,777,234
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.3%
Armstrong World Industries, Inc.   8,700  638,363
Crane Co.   9,700  405,581
Masco Corp.   33,500  1,398,625
Owens-Corning  10,800  465,750
Sherwin-Williams Co.   36,000  1,111,500
  4,019,819
CONSTRUCTION - 0.0%
Centex Corp.   6,100  247,813
Fleetwood Enterprises, Inc.   7,500  223,594
Kaufman & Broad Home Corp.   8,200  144,013
Pulte Corp.   4,300  148,619
  764,039
ENGINEERING - 0.1%
EG & G, Inc.   10,000  225,000
Fluor Corp.   17,500  965,781
Foster Wheeler Corp.   8,600  348,300
  1,539,081
TOTAL CONSTRUCTION & REAL ESTATE   6,322,939
DURABLES - 3.8%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  31,550  743,397
Chrysler Corp.   147,100  4,826,719
Cooper Tire & Rubber Co.   16,500  363,000
Cummins Engine Co., Inc.   8,200  578,613
Dana Corp.  21,400   813,200
Eaton Corp.  16,200   1,414,463
Echlin, Inc.  13,000   468,000
Ford Motor Co.  248,000   9,362,000
General Motors Corp.  158,278   8,814,106

Genuine Parts Co.   37,850  1,282,169
Goodyear Tire & Rubber Co.   32,600  2,063,988
ITT Industries, Inc.   24,800  638,600
Johnson Controls, Inc.   17,500  718,594
NACCO Industries, Inc. Class A  1,800  101,588
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
Navistar International Corp. (a)  15,270 $ 263,408
PACCAR, Inc.   16,190  751,823
Pep Boys-Manny, Moe & Jack  12,600  429,188
Snap-On Tools Corp.   12,800  504,000
TRW, Inc.   26,500  1,505,531
  35,642,387
CONSUMER DURABLES - 0.8%
Corning, Inc.   47,900  2,664,438
Minnesota Mining & Manufacturing Co.   87,400  8,914,800
  11,579,238
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   19,800  736,313
Maytag Co.   20,900  546,013
Newell Co.   33,300  1,319,513
Whirlpool Corp.   15,500  845,719
  3,447,558
TEXTILES & APPAREL - 0.5%
Fruit of the Loom, Inc. Class A (a)  16,000  496,000
Liz Claiborne, Inc.   14,900  694,713
NIKE, Inc. Class B  60,300  3,520,013
Reebok International Ltd.   11,600  542,300
Russell Corp.   8,100  239,963
Springs Industries, Inc. Class A  4,300  226,825
Stride Rite Corp.   10,300  132,613
VF Corp.   13,400  1,140,675
  6,993,102
TOTAL DURABLES   57,662,285
ENERGY - 8.3%
ENERGY SERVICES - 0.8%
Baker Hughes, Inc.   30,500  1,179,969
Dresser Industries, Inc.   36,700  1,367,075
Halliburton Co.   26,300  2,084,275
Helmerich & Payne, Inc.   5,300  305,413
McDermott International, Inc.   11,400  332,738
Rowan Companies, Inc. (a)  18,000  507,375
Schlumberger Ltd.  51,600  6,450,000
Western Atlas, Inc. (a)  11,300  827,725
13,054,570
OIL & GAS - 7.5%
Amerada Hess Corp.   19,400  1,077,913
Amoco Corp.   104,000  9,041,500
Ashland, Inc.   15,600  723,450
Atlantic Richfield Co.   67,600  4,765,800
Burlington Resources, Inc.   26,200  1,156,075
Chevron Corp.   136,600  10,099,863
Coastal Corp. (The)  22,100  1,175,444
Exxon Corp.   519,700  31,961,550
Kerr-McGee Corp.   10,200  646,425
Louisiana Land & Exploration Co.   7,200  411,300
Mobil Corp.   165,000  11,529,375
Occidental Petroleum Corp.   68,900  1,726,806
Oryx Energy Co. (a)  22,000  464,750
Pennzoil Co.   9,800  752,150
Phillips Petroleum Co.   55,000  2,406,250
Royal Dutch Petroleum Co.   448,400  24,381,750
Santa Fe Energy Resources, Inc. (a)  20,800  305,500
Sun Co., Inc.   15,200  471,200
Texaco, Inc.   55,400  6,024,750

 SHARES VALUE (NOTE 1)
USX-Marathon Group   60,100 $ 1,735,388
Union Pacific Resources Group, Inc.   52,212  1,298,774
Unocal Corp.   52,488  2,037,191
  114,193,204
TOTAL ENERGY   127,247,774
FINANCE - 14.3%
BANKS - 6.6%
Banc One Corp.   114,726  5,557,041
Bank of New York Co., Inc.   82,000  3,567,000
BankBoston Corp.   32,091  2,312,558
BankAmerica Corp.   150,000  9,684,375
Bankers Trust New York Corp.   17,200  1,496,400
Barnett Banks, Inc.   43,600  2,289,000
Chase Manhattan Corp.   91,773  8,907,717
Citicorp  96,862  11,677,925
Comerica, Inc.   22,400  1,523,200
CoreStates Financial Corp.   46,700  2,510,125
Fifth Third Bancorp  22,100  1,813,581
First Bank System, Inc.   28,200  2,407,575
First Union Corp.   59,781  5,529,743
KeyCorp   47,107  2,632,104
Mellon Bank Corp.   54,100  2,441,263
Morgan (J.P.) & Co., Inc.   38,700  4,039,313
National City Corp.   46,780  2,455,950
NationsBank Corp.   152,946  9,865,017

Norwest Corp.   77,600  4,365,000
PNC Financial Corp.   70,300  2,926,238
Republic New York Corp.   11,500  1,236,250
SunTrust Banks, Inc.   46,600  2,565,913
U.S. Bancorp  31,700  2,032,763
Wachovia Corp.   34,500  2,011,781
Wells Fargo & Co.   19,300  5,201,350
  101,049,182
CREDIT & OTHER FINANCE - 1.5%
American Express Co.   99,079  7,381,386
Beneficial Corp.   11,400  810,113
Countrywide Credit Industries, Inc.   20,400  636,225
First Chicago NBD Corp.   66,659  4,032,870
Fleet Financial Group, Inc.   50,874  3,217,781
Green Tree Financial Corp.   28,700  1,022,438
Household International, Inc.   20,210  2,373,412
MBNA Corp.   70,000  2,563,750
Transamerica Corp.   13,929  1,303,232
  23,341,207
FEDERAL SPONSORED CREDIT - 1.0%
Federal Home Loan
 Mortgage Corporation  149,600  5,142,500
Federal National
 Mortgage Association  228,600  9,972,675
  15,115,175
INSURANCE - 4.2%
Aegon NV (Reg.)  7,906  553,914
Aetna, Inc.   31,500  3,224,813
Allstate Corp.   93,121  6,797,833
American General Corp.   50,552  2,413,858
American International Group, Inc.   98,175  14,664,891
Aon Corp.   34,050  1,762,088
CIGNA Corp.   15,800  2,804,500
Chubb Corp. (The)  36,500  2,440,938
Conseco, Inc.   40,000  1,480,000
General Re Corp.   17,300  3,148,600
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Hartford Financial Services
 Group, Inc.   24,500 $ 2,027,375
Jefferson Pilot Corp.   14,900  1,041,138
Lincoln National Corp.   21,900  1,409,813
Loews Corp.   24,000  2,403,000
MBIA, Inc.   2,800  315,875
MGIC Investment Corp.   24,600  1,179,263
Marsh & McLennan Companies, Inc.   30,200  2,155,525
Providian Financial Corp. (a)  19,700  632,863
SAFECO Corp.   26,300  1,227,881
St. Paul Companies, Inc. (The)  17,300  1,319,125
Torchmark Corp.   14,800  1,054,500
Travelers Group, Inc. (The)  133,800  8,437,763
UNUM Corp.   30,700  1,289,400
USF&G Corp.   24,300  583,200
  64,368,156
SAVINGS & LOANS - 0.2%
Ahmanson (H.F.) & Co.   22,000  946,000
Golden West Financial Corp.   11,900  833,000
Great Western Financial Corp.   28,750  1,545,313
  3,324,313
SECURITIES INDUSTRY - 0.8%
Merrill Lynch & Co., Inc.    69,000  4,114,125
Morgan Stanley Dean Witter Discover
 and Co.   119,856  5,161,299
Salomon, Inc.   22,900  1,273,813
Schwab (Charles) Corp.   36,600  1,489,163
  12,038,400
TOTAL FINANCE   219,236,433
HEALTH - 10.7%
DRUGS & PHARMACEUTICALS - 6.9%
ALZA Corp. Class A (a)  17,600  510,400
Allergan, Inc.   13,700  435,831
American Home Products Corp.   133,700  10,228,050
Amgen, Inc.   55,400  3,220,125
Bristol-Myers Squibb Co.   209,700  16,985,700
Lilly (Eli) & Co.   115,396  12,614,225
Merck & Co., Inc.   252,200  26,102,700
Pfizer, Inc.   135,000  16,132,500
Pharmacia & Upjohn, Inc.   106,260  3,692,535
Schering-Plough Corp.   154,700  7,406,263
Sigma Aldrich Corp.   21,000  736,313
Warner-Lambert Co.   56,700  7,044,975
  105,109,617
MEDICAL EQUIPMENT & SUPPLIES - 3.0%
Abbott Laboratories  162,500  10,846,875
Bard (C.R.), Inc.   12,000  435,750
Bausch & Lomb, Inc.   11,700  551,363
Baxter International, Inc.   57,200  2,988,700
Becton, Dickinson & Co.   25,800  1,306,125
Biomet, Inc.   24,000  447,000
Boston Scientific Corp. (a)  40,500  2,488,219
Cardinal Health, Inc.   22,700  1,299,575
Guidant Corp.   15,600  1,326,000

Johnson & Johnson  278,800  17,947,750
Mallinckrodt, Inc.  15,400  585,200
Medtronic, Inc.   50,300  4,074,300
Millipore Corp.   9,000  396,000

 SHARES VALUE (NOTE 1)
Pall Corp.   26,400 $ 613,800
St. Jude Medical, Inc. (a)  19,050  742,950
U.S. Surgical Corp.   14,600  543,850
  46,593,457
MEDICAL FACILITIES MANAGEMENT - 0.8%
Beverly Enterprises, Inc. (a)  20,700  336,375
Columbia/HCA Healthcare Corp.   140,412  5,519,947
HEALTHSOUTH Rehabilitation Corp. (a)  66,000  1,645,875
Humana, Inc. (a)  34,100  788,563
Manor Care, Inc.   13,200  430,650
Tenet Healthcare Corp. (a)  63,100  1,865,394
United HealthCare Corp.   38,600  2,007,200
  12,594,004
TOTAL HEALTH   164,297,078
HOLDING COMPANIES - 0.2%
CINergy Corp.   32,913  1,145,784
Norfolk Southern Corp.   26,100  2,629,575
3,775,359
INDUSTRIAL MACHINERY & EQUIPMENT - 5.6%
ELECTRICAL EQUIPMENT - 3.8%
Emerson Electric Co.   93,500  5,148,344
General Electric Co.   689,200  45,056,450
General Instrument Corp. (a)  28,600  715,000
General Signal Corp.   10,500  458,063
Grainger (W.W.), Inc.   11,200  875,700
Harris Corp.   8,100  680,400
Honeywell, Inc.   26,600  2,018,275
Scientific-Atlanta, Inc.   16,100  352,188
Westinghouse Electric Corp.   132,950  3,074,469
  58,378,889
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Briggs & Stratton Corp.   5,400  270,000
Case Corp.   15,300  1,053,788
Caterpillar, Inc.   40,000  4,295,000
Cincinnati Milacron, Inc.   8,400  217,875
Cooper Industries, Inc.   24,646  1,226,139
Deere & Co.   53,500  2,935,813
Dover Corp.   23,600  1,451,400
Giddings & Lewis, Inc.   7,000  146,125
Harnischfeger Industries, Inc.   10,200  423,300
Illinois Tool Works, Inc.   51,900  2,591,756
Ingersoll-Rand Co.   23,000  1,420,250
Parker-Hannifin Corp.   15,650  949,759
Stanley Works  15,600  624,000
Tenneco, Inc.   35,800  1,617,713
Timken Co.   13,222  470,207
Tyco International Ltd.   34,800  2,420,775
  22,113,900
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   44,500  1,479,625
Safety Kleen Corp.   12,100  204,188
Waste Management, Inc.   94,900  3,048,663
  4,732,476
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT    85,225,265
MEDIA & LEISURE - 3.6%
BROADCASTING - 0.5%
TCI Group Class A (a)  138,900  2,066,138
Time Warner, Inc.   119,102  5,746,672
  7,812,810
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.9%
Disney (Walt) Co.   141,200 $ 11,331,300
King World Productions, Inc.   7,900  276,500
Viacom, Inc. Class B (non-vtg.) (a)  74,100  2,223,000
  13,830,800
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   20,500  640,625
Hasbro, Inc.   27,150  770,381
Mattel, Inc.   60,376  2,045,237
  3,456,243
LODGING & GAMING - 0.5%
HFS, Inc. (a)  32,900  1,908,200
Harrah's Entertainment, Inc. (a)  21,600  394,200
Hilton Hotels Corp.   51,800  1,375,938
ITT Corp. (a)  24,300  1,483,819
Marriott International, Inc.   26,700  1,638,713
  6,800,870
PUBLISHING - 1.0%
American Greetings Corp. Class A  15,600  579,150
Cognizant Corp.   35,700  1,445,850
Dow Jones & Co., Inc.   20,300  815,806
Gannett Co., Inc.   29,400  2,903,250
Harcourt General, Inc.   14,800  704,850
Knight-Ridder, Inc.   19,700  966,531
McGraw-Hill, Inc.   20,900  1,229,181
Meredith Corp.    11,300  327,700

New York Times Co. (The) Class A  20,300  1,004,850
Times Mirror Co. Class A  19,500  1,077,375
Tribune Co.   25,700  1,235,206
U.S. West Media Group (a)  130,800  2,648,700
14,938,449
RESTAURANTS - 0.5%
Darden Restaurants, Inc.  33,400  302,688
McDonald's Corp.  146,100  7,058,456
Wendy's International, Inc.  27,000  700,313
8,061,457
TOTAL MEDIA & LEISURE  54,900,629
NONDURABLES - 10.8%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   17,300  1,384,000
BEVERAGES - 3.7%
Anheuser-Busch Companies, Inc.   104,400  4,378,275
Brown-Forman Corp. Class B  14,500  707,781
Coca-Cola Co. (The)  520,800  35,154,000
Coors (Adolph) Co. Class B  8,000  213,000
PepsiCo, Inc.   325,200  12,215,325
Seagram Co. Ltd.   77,500  3,115,380
Whitman Corp.   21,800  551,813
  56,335,574
FOODS - 2.3%
Archer-Daniels-Midland Co.   113,754  2,673,219
CPC International, Inc.   30,000  2,769,375
Campbell Soup Co.   97,700  4,885,000
ConAgra, Inc.   50,300  3,225,488
General Mills, Inc.   33,700  2,194,713
Heinz (H.J.) Co.   77,150  3,558,544
Hershey Foods Corp.   32,200  1,781,063
Kellogg Co.   44,200  3,784,625
Quaker Oats Co.   28,500  1,278,938

 SHARES VALUE (NOTE 1)
Ralston Purina Co.   22,200 $ 1,824,563
Sara Lee Corp.   100,600  4,187,475
Sysco Corp.   36,900  1,346,850
Wrigley (Wm.) Jr. Co.    24,400  1,634,800
  35,144,653
HOUSEHOLD PRODUCTS - 3.1%
Alberto Culver Co. Class B  11,600  324,800
Avon Products, Inc.   27,900  1,968,694
Clorox Co.   10,900  1,438,800
Colgate-Palmolive Co.   61,400  4,006,350
Gillette Co.   116,200  11,009,950
International Flavors & Fragrances, Inc.   23,000  1,161,500
Procter & Gamble Co.   142,100  20,071,625
Rubbermaid, Inc.   31,400  934,150
Unilever NV ADR  33,400  7,149,688
  48,065,557
TOBACCO - 1.6%
Fortune Brands, Inc.   35,700  1,332,056
Philip Morris Companies, Inc.   511,400  22,693,375
UST, Inc.   38,900  1,079,475
  25,104,906
TOTAL NONDURABLES   166,034,690
PRECIOUS METALS - 0.3%
Barrick Gold Corp.   74,800  1,628,030
Battle Mountain Gold Co.   47,100  267,881
Echo Bay Mines Ltd.   29,200  162,851
Homestake Mining Co.   30,600  399,713
Newmont Mining Corp.   32,565  1,270,035
Placer Dome, Inc.   50,200  814,457
  4,542,967
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 0.3%
Charming Shoppes, Inc. (a)  22,000  114,813
Gap, Inc.   58,500  2,274,188
Limited, Inc. (The)  56,819  1,150,585
TJX Companies, Inc.   32,400  854,550
  4,394,136
DRUG STORES - 0.4%
CVS Corp.   34,800  1,783,500
Long Drug Stores, Inc.   8,100  212,119
Rite Aid Corp.   25,700  1,281,788
Walgreen Co.   51,600  2,767,050
  6,044,457
GENERAL MERCHANDISE STORES - 2.3%
Costco Companies, Inc. (a)  43,839  1,441,207
Dayton Hudson Corp.   45,300  2,409,394
Dillards, Inc. Class A  23,700  820,613
Federated Department Stores, Inc. (a)  43,600  1,515,100
K mart Corp. (a)  101,300  1,240,925
May Department Stores Co. (The)  51,200  2,419,200
Mercantile Stores Co., Inc.   7,800  490,913
Nordstrom, Inc.   16,700  819,344
Penney J C Co., Inc.   51,600  2,692,875
Sears, Roebuck & Co.   82,000  4,407,500
Wal-Mart Stores, Inc.   480,000  16,230,000
Woolworth Corp. (a)  28,100  674,400
35,161,471
GROCERY STORES - 0.5%
Albertson's, Inc.  52,600  1,919,900

American Stores Co.  30,600  1,510,875
Fleming Companies, Inc.  7,988  143,784
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - CONTINUED
Giant Food, Inc. Class A  12,600 $ 407,925
Great Atlantic & Pacific Tea Co., Inc.   7,900  214,781
Kroger Co. (The) (a)  52,700  1,528,300
Supervalu, Inc.   14,100  486,450
Winn-Dixie Stores, Inc.   31,500  1,173,375
7,385,390
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Circuit City Stores, Inc. -
Circuit City Group  16,600  590,338
Comcast Corp. Class A special  68,250  1,458,844
Home Depot, Inc. (The)  100,600  6,935,113
IKON Office Solutions, Inc.   28,100  700,744
Lowe's Companies, Inc.   36,300  1,347,638
Tandy Corp.   12,100  677,600
Toys "R" Us, Inc. (a)  60,700  2,124,500
  13,834,777
TOTAL RETAIL & WHOLESALE   66,820,231
SERVICES - 0.5%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.    16,900  1,036,181
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   15,800  521,400
PRINTING - 0.1%
Deluxe Corp.   17,300  590,363
Donnelley (R.R.) & Sons Co.   31,500  1,153,688
Harland (John H.) Co.   6,400  146,000
Moore Corporation Ltd.   18,400  362,496
  2,252,547
SERVICES - 0.3%
Block (H&R), Inc.   21,700  699,825
Dun & Bradstreet Corp.   35,700  937,125
Ecolab, Inc.   13,600  649,400
Jostens, Inc.   8,000  211,000
National Service Industries, Inc.   9,400  457,663
Service Corp. International  49,400  1,624,025
  4,579,038
TOTAL SERVICES   8,389,166
TECHNOLOGY - 13.3%
COMMUNICATIONS EQUIPMENT - 2.0%
Andrew Corp. (a)  19,112  537,525
Cabletron Systems, Inc. (a)  32,700  925,819
Cisco Systems, Inc. (a)  137,500  9,229,688
DSC Communications Corp. (a)  24,600  547,350
Lucent Technologies, Inc.   133,484  9,619,191
Northern Telecom Ltd.   54,000  4,867,490
Tellabs, Inc. (a)  37,600  2,100,900
3Com Corp. (a)  66,800  3,006,000
  30,833,963
COMPUTER SERVICES & SOFTWARE - 3.8%
Adobe Systems, Inc.   15,100  529,444
Autodesk, Inc.   9,900  379,294
Automatic Data Processing, Inc.   61,200  2,876,400
CUC International, Inc. (a)  83,075  2,144,373
Ceridian Corp. (a)  16,900  714,025
Computer Associates International, Inc.   76,075  4,236,427
Computer Sciences Corp. (a)  16,100  1,161,213
Equifax, Inc.   31,600  1,175,125
First Data Corp.   93,600  4,112,550

 SHARES VALUE (NOTE 1)
Microsoft Corp. (a)  251,700 $ 31,808,588
Novell, Inc. (a)  72,500  502,969
Oracle Systems Corp. (a)  141,400  7,123,025
Parametric Technology Corp. (a)  26,600  1,132,163
Shared Medical Systems Corp.   5,000  270,000
  58,165,596
COMPUTERS & OFFICE EQUIPMENT - 3.9%
Amdahl Corp. (a)  25,300  221,375
Apple Computer, Inc. (a)  26,000  370,500
Bay Networks, Inc. (a)  41,200  1,094,375
Compaq Computer Corp. (a)  56,600  5,617,550
Data General Corp. (a)  8,300  215,800
Dell Computer Corp. (a)  36,700  4,309,956
Digital Equipment Corp. (a)  33,000  1,169,438
EMC Corp. (a)  51,500  2,008,500
Hewlett-Packard Co.   212,300  11,888,800
Intergraph Corp. (a)  10,000  85,000
International Business Machines Corp.    216,700  19,543,631
Pitney Bowes, Inc.   31,000  2,154,500
Seagate Technology (a)  51,800  1,822,713
Silicon Graphics, Inc. (a)  37,000  555,000
Sun Microsystems, Inc. (a)  77,100  2,869,566
Tandem Computers, Inc. (a)  24,800  502,200
Unisys Corp. (a)  36,500  278,313
Xerox Corp.   68,000  5,363,500
  60,070,717
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  37,800  2,676,713

Perkin-Elmer Corp.   9,200  731,975
Tektronix, Inc.   7,000  420,000
Thermo Electron Corp. (a)  31,300  1,064,200
  4,892,888
ELECTRONICS - 2.9%
AMP, Inc.  45,896  1,916,158
Advanced Micro Devices, Inc. (a)  28,500  1,026,000
Intel Corp.  171,800  24,363,388
LSI Logic Corp. (a)  29,300  937,600
Micron Technology, Inc.  43,900  1,753,256
Motorola, Inc.  124,000  9,424,000
National Semiconductor Corp. (a)  29,300  897,313
Texas Instruments, Inc.  39,900  3,354,094
Thomas & Betts Corp. 11,200  588,700
  44,260,509
PHOTOGRAPHIC EQUIPMENT - 0.4%
Eastman Kodak Co.  69,800  5,357,150
Polaroid Corp.  9,600  532,800
  5,889,950
TOTAL TECHNOLOGY  204,113,623
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.3%
AMR Corp. (a)  19,100  1,766,750
Delta Air Lines, Inc.  15,400  1,262,800
Southwest Airlines Co. 30,300  784,013
US Airways Group, Inc. (a)  16,400  574,000
  4,387,563
RAILROADS - 0.6%
Burlington Northern Santa Fe Corp. 31,918  2,868,630
CSX Corp.  45,338  2,516,259
Union Pacific Corp.  51,300  3,616,650
  9,001,539
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.2%
Caliber System, Inc.  8,100 $ 301,725
Federal Express Corp. (a)  23,800  1,374,450
Laidlaw, Inc. Class B  65,800  907,898
  2,584,073
TOTAL TRANSPORTATION  15,973,175
UTILITIES - 8.5%
CELLULAR - 0.2%
AirTouch Communications, Inc. (a)  105,000  2,874,375
ELECTRIC UTILITY - 2.2%
American Electric Power Co., Inc.  39,300  1,650,600
Baltimore Gas & Electric Co.  30,800  821,975
Carolina Power & Light Co.  31,600  1,133,650
Central & South West Corp.  44,200  939,250
Consolidated Edison Co. of
 New York, Inc.  49,100  1,445,381
DTE Energy Co.  30,300  837,038
Dominion Resources, Inc.  37,800  1,384,425
Duke Power Co.  75,207  3,605,236
Edison International  90,600  2,253,675
Entergy Corp.  48,400  1,324,950
FPL Group, Inc.  38,200  1,759,588
GPU, Inc.  25,300  907,638
Houston Industries, Inc.  49,000  1,050,438
Niagara Mohawk Power Corp. (a)  30,300  259,444
Northern States Power Co.  14,400  745,200
Ohio Edison Co.  32,000  698,000
PECO Energy Co.  46,500  976,500
PG&E Corp.  86,200  2,090,350
PP&L Resources, Inc.  33,900  675,881
PacifiCorp.  61,600  1,355,200
Public Service Enterprise Group, Inc.  50,000  1,250,000
Southern Co.  140,900  3,082,188
Texas Utilities Co.  47,100  1,622,006
Unicom Corp.  45,200  1,005,700
Union Electric Co.  21,300  802,744
  33,677,057
GAS - 0.6%
Columbia Gas System, Inc. (The)  11,500  750,375
Consolidated Natural Gas Co.  19,900  1,070,869
ENSERCH Corp.  14,500  322,625
Eastern Enterprises Co.  4,200  145,688
Enron Corp.  53,200  2,171,225
NICOR, Inc.  10,500  376,688
Noram Energy Corp.   28,679  437,355
ONEOK, Inc.  5,789  186,333
Pacific Enterprises  17,700  595,163
Peoples Energy Corp.  7,400  277,038
Sonat, Inc.   18,100  927,625
Williams Companies, Inc.   32,950  1,441,563
  8,702,547
TELEPHONE SERVICES - 5.5%
ALLTEL Corp.  39,100  1,307,406
AT&T Corp.  339,000  11,886,188
Ameritech Corp.  114,900  7,806,019
Bell Atlantic Corp.  91,700  6,957,738
BellSouth Corp.  207,500  9,622,813
Frontier Corp.   34,300  683,856
GTE Corp.   201,200  8,827,650

MCI Communications Corp. 143,400  5,489,531
NYNEX Corp.   92,000  5,301,500

 SHARES VALUE (NOTE 1)
SBC Communications, Inc.  191,824 $ 11,869,110
Sprint Corp.   90,000  4,736,250
U.S. West Communications Group  100,400  3,783,825
WorldCom, Inc. (a)  181,100  5,795,200
  84,067,086
TOTAL UTILITIES  129,321,065
TOTAL COMMON STOCKS
 (Cost $1,138,887,654)   1,424,476,773
U.S. TREASURY OBLIGATIONS - 0.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. Treasury Bills, yields at dates
 of purchase 5.11% to 5.28%,
 8/07/97 to 1/08/98 (b)
 (Cost $3,973,818)   $ 4,050,000  3,973,818
CASH EQUIVALENTS - 6.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97  $ 103,083,977  103,067,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,245,928,472) $  1,531,517,591
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
239 S&P 500 Index Contracts Sept. 1997  $106,384,623 $(54,809)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENTS -
6.9%
LEGEND
(a) Non-income producing
(b) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,973,818.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $494,675,041 and $5,220,911, respectively.
The market value of futures contracts opened and closed during the period amounted to $543,582,086 and $529,220,148 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $63 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At June 30, 1997 the aggregate cost of investment securities for income tax purposes was $1,245,928,472. Net unrealized appreciation aggregated $285,589,119, of which $300,312,750 related to appreciated investment securities and $14,723,631 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in                          $ 1,531,517,591
securities, at value
(including
repurchase
agreements of
$103,067,000) (cost
$1,245,928,472) -
See accompanying
schedule

Cash                                               105

Receivable for fund                          5,931,316
shares sold

Dividends receivable                         1,629,782

Other receivables                                3,346

 TOTAL ASSETS                            1,539,082,140

LIABILITIES

Payable for                            $     1,257,374
investments
purchased

Payable for fund                               979,674
shares redeemed

Accrued management                             188,667
fee

Payable for daily                                      792,556
variation on
futures contracts

Other payables and                                     172,255
accrued expenses

 TOTAL LIABILITIES                                   3,390,526

NET ASSETS                                      $1,535,691,614

Net Assets consist of:

Paid in capital                                 $1,226,167,647

Undistributed net                                   10,647,945
investment income

Accumulated                                         13,341,727
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                     285,534,295
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                                 $1,535,691,614
14,820,532
shares outstanding

NET ASSET VALUE,                                $       103.62
offering price
and redemption
price per share
($1,535,691,614 (divided by)
14,820,532 shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                               $    9,963,719
Dividends

Interest                                             2,280,379

 TOTAL INCOME                                       12,244,098

EXPENSES

Management fee                                  $    1,607,543

Transfer agent fees                                    426,756

Accounting fees and                                    247,982
expenses

Non-interested                                           2,305
trustees'
compensation

Custodian fees and                                      25,316
expenses

Registration fees                                        8,223

Audit                                                   26,892

Legal                                                    1,004

Miscellaneous                                           13,097

 Total expenses                                      2,359,118
before reductions

 Expense reductions                     (771,246)    1,587,872


NET INVESTMENT                                      10,656,226
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                          1,026,442
securities

 Foreign currency                                    (17)
transactions

 Futures contracts                    11,550,416    12,576,841

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                        190,817,156
securities

 Assets and                                                 25
liabilities in
 foreign currencies

 Futures contracts                       810,769   191,627,950

NET GAIN (LOSS)                                    204,204,791

NET INCREASE                                      $214,861,017
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                 $     23,179
 Expense reductions
 Directed
brokerage
arrangements

  Custodian credits                                        629

  FMR                                                  747,438
reimbursement

                                                  $    771,246

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE)    SIX MONTHS     YEAR ENDED
IN NET ASSETS          ENDED          DECEMBER 31,
                       JUNE 30, 1997  1996
                       (UNAUDITED)

Operations             $ 10,656,226  $ 10,838,949
Net investment
income

 Net realized gain       12,576,841    22,654,377
(loss)

 Change in net          191,627,950    68,025,688
unrealized
appreciation
(depreciation)

 NET INCREASE           214,861,017     101,519,014
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to        (10,847,444)     (3,387,922)
shareholders
From net
investment income

 From net realized      (22,010,833)     (8,711,800)
gain

 TOTAL DISTRIBUTIONS    (32,858,277)    (12,099,722)


Share transactions      621,256,178     568,794,744
Net proceeds from
sales of shares

 Reinvestment of         32,858,277      12,099,722
distributions

 Cost of shares        (123,668,266)    (92,770,768)
redeemed

 NET INCREASE           530,446,189     488,123,698
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE        712,448,929     577,542,990

(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period    823,242,685     245,699,695

 End of period       $1,535,691,614    $823,242,685
(including
undistributed net
investment
income of
$10,647,945 and
$10,839,163,
respectively)

OTHER INFORMATION
Shares

 Sold                     6,545,398       6,984,700

 Issued in                  357,466         161,200
reinvestment of
distributions

 Redeemed                (1,326,621)     (1,146,896)


 Net increase             5,576,243       5,999,004
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                      SIX MONTHS ENDED      YEARS ENDED DECEMBER 31,                           AUGUST 27, 1992
                      JUNE 30, 1997                                                            (COMMENCEMENT
                                                                                               OF OPERATIONS) TO
                                                                                               DECEMBER 31,

SELECTED PER-SHARE    (UNAUDITED)           1996                     1995     1994   1993 E    1992
DATA



Net asset value,           $ 89.05       $ 75.71     $ 56.22     $ 55.74    $ 52.60    $ 50.00
beginning of period

Income from
Investment
Operations

Net investment                 .87 D        1.04         .85        1.14       1.31        .44
income

Net realized and             16.82         15.55       19.72        (.56)      3.80       2.71
unrealized gain
(loss)

 Total from                  17.69         16.59       20.57         .58       5.11       3.15
investment
operations


Less Distributions

From net                     (1.03)         (.91)       (.95)          -      (1.28)      (.47)
investment income

From net realized            (2.09)        (2.34)       (.11)       (.10)      (.60)      (.08)
gain

In excess of net                 -             -        (.02)          -       (.09)         -
realized gain

 Total distributions         (3.12)        (3.25)      (1.08)       (.10)     (1.97)      (.55)

Net asset value, end       $103.62       $ 89.05     $ 75.71     $ 56.22    $ 55.74    $ 52.60
of period

TOTAL RETURN B, C         20.31%        22.71%      37.19%      1.04%      9.74%      6.31%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of       $1,535,692    $823,243    $245,700    $51,301    $25,153    $17,961
period (000
omitted)

Ratio of expenses to      .28% A,       .28% F      .28% F      .28% F     .28% F     .28% A,
average net assets       F                                                           F

Ratio of net              1.88% A       2.26%       2.70%       2.81%      2.65%      2.89% A
investment income
to average net
assets

Portfolio turnover rate   1% A          14%         16%         2%         9%         0%

Average commission        $ .0322       $ .0315
rate G

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                       PAST 1   LIFE OF
                                                   YEAR     FUND

GROWTH OPPORTUNITIES                              29.02%    26.86%

S&P 500(registered trademark)                     34.70%    33.11%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 3, 1995.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. $10,000 OVER LIFE OF FUND
  1987/06/30       10000.00  10000.00
  1987/07/31       10400.00  10507.00
  1987/08/31       10710.20  10898.91
  1987/09/30       10587.76  10660.22
  1987/10/31        8261.22   8364.01
  1987/11/30        7681.63   7674.82
  1987/12/31        8473.47   8258.87
  1988/01/31        8657.31   8606.57
  1988/02/29        9359.26   9007.64
  1988/03/31        9275.69   8729.30
  1988/04/30        9392.68   8826.20
  1988/05/31        9309.12   8902.98
  1988/06/30        9777.08   9311.63
  1988/07/31        9726.94   9276.25
  1988/08/31        9492.96   8960.85
  1988/09/30        9760.37   9342.59
  1988/10/31        9785.44   9602.31
  1988/11/30        9693.52   9465.00
  1988/12/31        9793.79   9630.63
  1989/01/31       10495.74  10335.60
  1989/02/28       10278.47  10078.24
  1989/03/31       10589.20  10313.06
  1989/04/30       11149.21  10848.31
  1989/05/31       11548.00  11287.67
  1989/06/30       11395.27  11223.33
  1989/07/31       12413.46  12236.79
  1989/08/31       12625.58  12476.64
  1989/09/30       12735.89  12425.48
  1989/10/31       12379.52  12137.21
  1989/11/30       12583.16  12384.81
  1989/12/31       12880.13  12682.05
  1990/01/31       12133.46  11831.08
  1990/02/28       12249.36  11983.70
  1990/03/31       12399.06  12301.27
  1990/04/30       12038.01  11993.74
  1990/05/31       13103.55  13163.13
  1990/06/30       13376.54  13073.62
  1990/07/31       13165.20  13031.78
  1990/08/31       11809.05  11853.71
  1990/09/30       10593.80  11276.43
  1990/10/31       10215.14  11227.94
  1990/11/30       11042.91  11953.27
  1990/12/31       11368.74  12286.77
  1991/01/31       12126.07  12822.47
  1991/02/28       13030.73  13739.28
  1991/03/31       13423.97  14071.77
  1991/04/30       13298.85  14105.54
  1991/05/31       14085.34  14714.90
  1991/06/30       13039.67  14040.96
  1991/07/31       14281.96  14695.26
  1991/08/31       14916.52  15043.54
  1991/09/30       15032.71  14792.31
  1991/10/31       15497.45  14990.53
  1991/11/30       14612.65  14386.41
  1991/12/31       16543.13  16032.22
  1992/01/31       17553.05  15734.02
  1992/02/29       17920.26  15938.56
  1992/03/31       16821.98  15627.76
  1992/04/30       16163.01  16087.22
  1992/05/31       16025.73  16166.04
  1992/06/30       15403.37  15925.17
  1992/07/31       15998.27  16576.51
  1992/08/31       15558.96  16236.69
  1992/09/30       15833.53  16428.28
  1992/10/31       16446.73  16485.78
  1992/11/30       17545.01  17047.95
  1992/12/31       18085.00  17257.64
  1993/01/31       18441.94  17402.60
  1993/02/28       18061.76  17639.28
  1993/03/31       18781.98  18011.46
  1993/04/30       18585.56  17575.59
  1993/05/31       19969.89  18046.61
  1993/06/30       20175.67  18098.95
  1993/07/31       20119.55  18026.55
  1993/08/31       21129.73  18709.76

  1993/09/30       21522.58  18565.69
  1993/10/31       21728.36  18950.00
  1993/11/30       20849.13  18769.98
  1993/12/31       21588.06  18997.10
  1994/01/31       22130.57  19643.00
  1994/02/28       21902.31  19110.67
  1994/03/31       20907.20  18277.45
  1994/04/30       21036.57  18511.40
  1994/05/31       20548.96  18814.98
  1994/06/30       19504.10  18354.02
  1994/07/31       20180.77  18956.03
  1994/08/31       21325.15  19733.23
  1994/09/30       21066.42  19249.76
  1994/10/31       21922.21  19682.88
  1994/11/30       21046.52  18966.03
  1994/12/31       21583.88  19247.30
  1995/01/31       21175.88  19746.38
  1995/02/28       22052.83  20515.90
  1995/03/31       22853.30  21121.32
  1995/04/30       23623.75  21743.34
  1995/05/31       24544.28  22612.42
  1995/06/30       26715.55  23137.71
  1995/07/31       29357.09  23904.96
  1995/08/31       29717.30  23964.96
  1995/09/30       30487.74  24976.28
  1995/10/31       30177.56  24887.12
  1995/11/30       30157.55  25979.66
  1995/12/31       29217.00  26480.03
  1996/01/31       29677.27  27381.41
  1996/02/29       30672.28  27635.23
  1996/03/31       30790.66  27901.36
  1996/04/30       31996.03  28312.63
  1996/05/31       32996.92  29042.81
  1996/06/30       32351.18  29153.46
  1996/07/31       29875.88  27865.46
  1996/08/31       30769.14  28453.15
  1996/09/30       32835.48  30054.49
  1996/10/31       32760.15  30883.39
  1996/11/30       34578.96  33217.87
  1996/12/31       33513.50  32559.82
  1997/01/31       35439.94  34594.16
  1997/02/28       34634.29  34865.38
  1997/03/31       32693.44  33432.76
  1997/04/30       34266.20  35428.69
  1997/05/31       36642.08  37585.59
  1997/06/30       38147.92  39269.43
Let's say hypothetically that $10,000 was invested in Growth Opportunities Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $18,095 - a 80.95% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,400 - a 104.00% increase. INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                                     % OF FUND'S
                                                     INVESTMENTS

Philip Morris Companies, Inc.                        5.9

Federal National Mortgage Association                4.6

Federal Home Loan Mortgage Corporation               2.9

International Business Machines Corp.                2.4

General Motors Corp.                                 2.4

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                                                     % OF FUND'S
                                                     INVESTMENTS

Finance                                              16.5

Technology                                           13.8

Retail & Wholesale                                   7.1

Nondurables                                          7.0

Energy                                               6.8

ASSET ALLOCATION AS OF JUNE 30, 1997*
Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 82.0
Stocks  82.0%
Bonds  12.0%
Short-term investments 6.0%
FOREIGN INVESTMENTS  8.0%
*
% OF FUND'S
INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

An interview with George Vanderheiden, Portfolio Manager of Growth Opportunities Portfolio
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the six- and 12-month periods that ended June 30, 1997, the fund underperformed the Standard & Poor's 500 Index, which rose 20.61% for the six-month period and 34.70% for the 12-month period.
Q. WHY DID THE FUND'S RETURN TRAIL THE S&P 500 DURING THE PERIOD?
A. Much of the fund's underperformance relative to the S&P 500 can be traced to asset allocation. Over the six-month period, the fund had an average of 13% of assets in Treasury bonds and 4% of assets in cash. This total of 17% of assets appreciated only about 1% during the period. Conversely, the other 83% in stocks was up about 18%, close to the S&P 500 gain.
Q. THE ECONOMY STRENGTHENED IN THE FIRST HALF OF 1997 AND YOU STILL OWNED
BONDS. WHY?
A. Bonds were purchased originally as a short-term tactical move to hedge against slowing corporate earnings growth in 1996. Earnings growth did slow as I expected in 1996, but the stock market did not correct as it has done in the past. However, with Treasury bond yields at 3.5-times the yield on the S&P 500, I considered bonds a good safety cushion in an expensive market.
Q. WHAT IS YOUR POSITION ON TOBACCO STOCKS?
A. I own the tobacco stocks because they operate a profitable business that historically has offered above-average returns to shareholders over the long term. In the past, the stocks have provided better-than-average earnings growth, lower-than-average price-to-earnings ratios and high yields. Nothing this year has changed that. We have determined that the tobacco stocks are selling at a "litigation discount" far in excess of any reasonable estimate of potential liabilities. The cost of the proposed settlement is high, but should be completely passed along to consumers.
Q. WHY ARE STOCK VALUATIONS SO HIGH AND DO YOU THINK THEY WILL STAY INFLATED?
A. We had a near perfect investing environment during the period -experiencing growth without inflation. Accelerating inflation is usually a killer of all bond and equity bull markets, but inflation just keeps receding as the economic expansion continues. During the worst bear market I ever encountered - the 1973-1974 bear that took prices down about 50% -everything that could go wrong did go wrong. Today is an environment where everything that could go right has gone right - from a declining budget deficit, to falling inflation, to surging earnings, to big flows into mutual funds and rising consumer confidence. If any of these factors change for the worse, valuations will deflate. My biggest concern going forward is that the low level of inflation and pricing power in a strong economy will deteriorate to deflation in a slowing or contracting economy, thereby leading to sizable earnings declines.
Q. HOW DID YOU MANAGE IN A LOW-INFLATION ENVIRONMENT?
A. I concentrated on four areas during the period. First, I looked at innovators and unit growers because these companies use unit growth to grow earnings and don't need price increases. Technology, health care and telecommunications companies fall within these areas. Second were the interest-sensitive sectors that benefited from low interest rates, including mortgage companies, insurance, finance and construction. Third were global growers - companies with proprietary advantages such as low costs or unique distribution channels and strong brands - which are seizing market share on a global basis. Fourth were the acquisitive companies in consolidating industries. Certain industries have stopped growing, but certain companies have been able to show great earnings growth by acquiring market share and paring costs.
Q. WHAT'S YOUR OUTLOOK?
A. With the market continuing to advance sharply over the past six months and Fed policy becoming restrictive in the spring, the investing climate has become more precarious. Investors with short-term orientations should be prepared for some downside risk. Risks to the market include rising inflation and/or falling earnings. However, whatever the shorter term holds, remember that since 1945 the stock market has risen 70% of the time, so chances are if one year is down, the next two could very well be up.



FUND FACTS
GOAL: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks
START DATE: January 3, 1995
SIZE: as of June 30, 1997, more than $706 million
MANAGER: George Vanderheiden, since
inception; joined Fidelity in 1971
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.0%
SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
AEROSPACE & DEFENSE - 1.2%
Boeing Co.  151,700 $ 8,049,408

Gulfstream Aerospace Corp. (a)  10,700  315,650
  8,365,058
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.  62,800  3,202,800
SHIP BUILDING & REPAIR - 0.1%
Avondale Industries, Inc. (a)  5,300  111,300
Newport News Shipbuilding, Inc.  15,200  295,450
  406,750
TOTAL AEROSPACE & DEFENSE  11,974,608
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 3.0%
Air Products & Chemicals, Inc.  18,200  1,478,750
du Pont (E.I.) de Nemours & Co.  201,700  12,681,888
Raychem Corp.  59,200  4,403,000
Union Carbide Corp.  55,700  2,621,381
  21,185,019
PACKAGING & CONTAINERS - 0.8%
Owens-Illinois, Inc. (a)  176,700  5,477,700
PAPER & FOREST PRODUCTS - 0.8%
Boise Cascade Corp.  36,000  1,271,250
Champion International Corp. 53,800  2,972,450
International Paper Co.  21,400  1,039,238
Willamette Industries, Inc. 7,200  504,000
  5,786,938
TOTAL BASIC INDUSTRIES  32,449,657
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 0.7%
Centex Corp.  22,000  893,750
D.R. Horton, Inc.  48,636  504,599
Fleetwood Enterprises, Inc.  90,562  2,699,880
Kaufman & Broad Home Corp. 44,900  788,556
U.S. Home Corp. (a)  4,800  127,500
  5,014,285
ENGINEERING - 0.3%
Fluor Corp.  35,100  1,937,081
TOTAL CONSTRUCTION & REAL ESTATE  6,951,366
DURABLES - 4.5%
AUTOS, TIRES, & ACCESSORIES - 3.8%
Circuit City Stores, Inc. - CarMax Group  4,200  60,113
Cummins Engine Co., Inc.  36,300  2,561,419
Dana Corp. 13,600  516,800
Discount Auto Parts, Inc. (a)  29,400  573,300
Federal-Mogul Corp.  13,300  465,500
General Motors Corp.  309,600  17,240,850
Gentex Corp. (a)  13,100  258,725
Goodyear Tire & Rubber Co. 14,700  930,694
Honda Motor Co. Ltd. 24,000  722,229
Magna International, Inc. Class A  39,300  2,362,583
Superior Industries International, Inc. 59,600  1,579,400
  27,271,613
CONSUMER ELECTRONICS - 0.2%
Newell Co.  29,500  1,168,938

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.5%
Burlington Industries, Inc. (a)  75,100 $ 901,200
Liz Claiborne, Inc.  19,800  923,175
NIKE, Inc. Class B  28,300  1,652,013
Reebok International Ltd.  4,400  205,700
  3,682,088
TOTAL DURABLES  32,122,639
ENERGY - 6.8%
ENERGY SERVICES - 0.3%
McDermott International, Inc.  69,800  2,037,288
OIL & GAS - 6.5%
Amerada Hess Corp. 29,200  1,622,425
Anadarko Petroleum Corp.  3,200  192,000
Atlantic Richfield Co.  54,600  3,849,300
British Petroleum PLC ADR  94,528  7,077,784
Burlington Resources, Inc.  74,400  3,282,900
Canada Occidental Petroleum Ltd.  1,300  29,189
Chevron Corp. 4,300  317,931
Elf Aquitaine SA sponsored ADR  14,700  800,231
Enron Oil & Gas Co.  9,400  170,375
Kerr-McGee Corp.  14,200  899,925
Louisiana Land & Exploration Co.  58,500  3,341,813
Mobil Corp. 8,600  600,925
Noble Affiliates, Inc.  5,600  216,650
Occidental Petroleum Corp. 125,900  3,155,369
Royal Dutch Petroleum Co.  239,600  13,028,250
Santa Fe Energy Resources, Inc. (a)  43,500  638,906
Sun Co., Inc.  18,800  582,800
Tosco Corp.  137,700  4,122,394
Total SA:
 Class B  3,853  389,218
 sponsored ADR  28,368  1,436,130
Union Pacific Resources Group, Inc.  9,700  241,288
 45,995,803
TOTAL ENERGY  48,033,091
FINANCE - 16.5%
BANKS - 0.5%
Credit Suisse Group (Reg.)  15,100  1,937,222
NationsBank Corp.  21,400  1,380,300
 3,317,522

CREDIT & OTHER FINANCE - 2.1%
Fleet Financial Group, Inc.  235,282  14,881,587
FEDERAL SPONSORED CREDIT - 7.4%
Federal Home Loan Mortgage
Corporation  593,300  20,394,688
Federal National Mortgage Association  741,700  32,356,663
52,751,351
INSURANCE - 6.0%
AFLAC, Inc.  23,650  1,117,463
Aegon NV (Reg.)  23,341  1,635,329
Allmerica Financial Corp.  23,400  933,075
Allstate Corp.  167,859  12,253,707
American International Group, Inc.  64,800  9,679,500
CIGNA Corp.  9,900  1,757,250
Equitable of Iowa Companies  3,700  207,200
General Re Corp.  16,100  2,930,200
Loews Corp.  10,600  1,061,325
MGIC Investment Corp.  75,000  3,595,313
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Nationwide Financial Services, Inc.
 Class A  3,500 $ 92,969
PMI Group, Inc.  26,700  1,665,413
Provident Companies, Inc. 2,400  128,400
Providian Financial Corp. (a)  57,700  1,853,613
Reliastar Financial Corp. 10,700  782,438
Torchmark Corp.  34,800  2,479,500
Travelers Property Casualty Corp.
 Class A  8,400  334,950
UNUM Corp.  6,200  260,400
  42,768,045
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.  32,100  2,247,000
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp. 51,800  1,466,588
TOTAL FINANCE  117,432,093
HEALTH - 6.5%
DRUGS & PHARMACEUTICALS - 2.4%
American Home Products Corp.  2,600  198,900
Amgen, Inc.  50,400  2,929,500
Astra AB Class A Free shares  247,566  4,617,213
Merck & Co., Inc.  12,600  1,304,100
Novartis AG (Reg.)  2,300  3,673,076
Schering-Plough Corp.  82,900  3,968,838
  16,691,627
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Allegiance Corp.  4,880  132,980
Bard (C.R.), Inc.  24,200  878,763
Baxter International, Inc.  10,300  538,175
Biomet, Inc.  57,500  1,070,938
Boston Scientific Corp. (a)  2,900  178,169
Johnson & Johnson  6,600  424,875
St. Jude Medical, Inc. (a)  66,500  2,593,500
  5,817,400
MEDICAL FACILITIES MANAGEMENT - 3.3%
Columbia/HCA Healthcare Corp.  411,550  16,179,059
Health Management Associates, Inc.
  Class A (a)  2,900  82,650
Humana, Inc. (a)  113,700  2,629,313
Tenet Healthcare Corp. (a)  77,600  2,294,050
United HealthCare Corp.  48,400  2,516,800
23,701,872
TOTAL HEALTH   46,210,899
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc. (a)  38,800  1,382,250
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co.   14,500  798,406
General Electric Co.   65,600  4,288,600
Scientific-Atlanta, Inc.   33,100  724,063
Sensormatic Electronics Corp.   11,000  141,625
Westinghouse Electric Corp.   50,300  1,163,188
7,115,882
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Caterpillar, Inc.   29,000  3,113,875
JLK Direct Distribution, Inc. Class A  200  5,125
Ultratech Stepper, Inc. (a)  34,400  786,900
  3,905,900

 SHARES VALUE (NOTE 1)
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.  35,700 $ 1,187,025
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  12,208,807
MEDIA & LEISURE - 2.7%
BROADCASTING - 0.1%
Cox Communications, Inc. Class A (a)  8,600  206,400
HSN, Inc. (a)  6,440  201,250
TCI Group Class A (a)  29,100  432,863
  840,513
ENTERTAINMENT - 0.3%
Cedar Fair LP (depositary unit)  2,500  109,375
Royal Carribean Cruises Ltd. 50,100  1,750,369

  1,859,744
LEISURE DURABLES & TOYS - 0.6%
Nintendo Co. Ltd. Ord.  49,100  4,111,474
LODGING & GAMING - 0.9%
Circus Circus Enterprises, Inc. (a)  78,100  1,923,213
HFS, Inc. (a)  13,700  794,600
Harrah's Entertainment, Inc. (a)  36,300  662,475
Mirage Resorts, Inc. (a)  80,300  2,027,575
Sun International Hotels Ltd. Ord. (a)  33,200  1,226,325
  6,634,188
PUBLISHING - 0.1%
Cognizant Corp.  21,600  874,800
RESTAURANTS - 0.7%
Brinker International, Inc. (a)  26,200  373,350
Lone Star Steakhouse Saloon (a)  19,300  501,800
McDonald's Corp.  81,800  3,951,963
Papa John's International, Inc. (a)  7,200  264,600
  5,091,713
TOTAL MEDIA & LEISURE  19,412,432
NONDURABLES - 7.0%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.  8,900  238,075
TOBACCO - 7.0%
Philip Morris Companies, Inc.  939,000  41,668,125
RJR Nabisco Holdings Corp. 226,260  7,466,580
UST, Inc.  10,100  280,275
  49,414,980
TOTAL NONDURABLES  49,653,055
PRECIOUS METALS - 0.1%
Barrick Gold Corp.  8,300  180,650
Newmont Mining Corp.  7,269  283,491
  464,141
RETAIL & WHOLESALE - 7.1%
APPAREL STORES - 0.4%
Gap, Inc.  19,700  765,838
TJX Companies, Inc.  66,800  1,761,850
  2,527,688
DRUG STORES - 0.0%
CVS Corp.  6,800  348,500
GENERAL MERCHANDISE STORES - 2.3%
Federated Department Stores, Inc. (a)  56,200  1,952,950
Proffitts, Inc. (a)  1,900  83,363
Wal-Mart Stores, Inc.   420,300  14,211,394
16,247,707
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.3%
Safeway, Inc. (a)  45,500 $ 2,098,688
RETAIL & WHOLESALE, MISCELLANEOUS - 4.1%
Circuit City Stores, Inc. -
Circuit City Group  91,900  3,268,194
Corporate Express, Inc.   37,900  547,181
Home Depot, Inc. (The)  178,600  12,312,238
Lowe's Companies, Inc.   147,400  5,472,225
Officemax, Inc. (a)  104,075  1,502,583
Office Depot, Inc. (a)  16,200  314,888
Rex Stores Corp. (a)  12,700  128,588
Staples, Inc. (a)  43,500  1,011,375
Toys "R" Us, Inc. (a)  87,100  3,048,500
U.S. Office Products Co. (a)  28,800  880,200
Viking Office Products, Inc. (a)  43,400  824,600
  29,310,572
TOTAL RETAIL & WHOLESALE  50,533,155
SERVICES - 0.1%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc. 4,700  288,169
LEASING & RENTAL - 0.0%
Hanover Compressor Co.  600  11,700
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.  1,100  40,439
SERVICES - 0.0%
PEAPOD, Inc.  2,000  22,500
TOTAL SERVICES  362,808
TECHNOLOGY - 13.8%
COMMUNICATIONS EQUIPMENT - 0.8%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  3,800  95,950
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  31,000  3,880,140
Andrew Corp. (a)  11,300  317,813
Cisco Systems, Inc. (a)  15,800  1,060,575
Nokia Corp. AB sponsored ADR  6,700  494,125
  5,848,603
COMPUTER SERVICES & SOFTWARE - 2.7%
American Management Systems, Inc. (a)  5,100  136,425
Automatic Data Processing, Inc.  47,700  2,241,900
CUC International, Inc. (a)  33,200  856,975
Ceridian Corp. (a)  30,600  1,292,850
CompUSA, Inc. (a)  20,300  436,450
Electronic Data Systems Corp.  83,400  3,419,400
First Data Corp.  62,200  2,732,913
Microsoft Corp. (a)  22,400  2,830,800
Netscape Communications Corp. (a)  5,500  176,344

Oracle Systems Corp. (a)  38,750  1,952,031
Paychex, Inc. 30,200  1,147,600
Policy Management Systems Corp. (a)  40,200  1,889,400
  19,113,088
COMPUTERS & OFFICE EQUIPMENT - 4.5%
Bay Networks, Inc. (a)  48,000  1,275,000
Compaq Computer Corp. (a)  74,600  7,404,050
Hewlett-Packard Co.  32,700  1,831,200
Ingram Micro, Inc. Class A (a)  6,600  159,225
International Business Machines Corp.  191,700  17,288,944
SCI Systems, Inc. (a)  44,000  2,805,000
Tech Data Corp. (a)  39,300  1,235,494
  31,998,913

 SHARES VALUE (NOTE 1)
ELECTRONIC INSTRUMENTS - 1.3%
Applied Materials, Inc. (a)  27,000 $ 1,911,938
Cognex Corp. (a)  16,500  437,250
KLA Instruments Corp. (a)  5,900  287,625
Lam Research Corp. (a)  35,000  1,297,188
Novellus Systems, Inc. (a)  22,100  1,911,650
Teradyne, Inc. (a)  30,700  1,204,975
Thermo Electron Corp. (a)  34,500  1,173,000
Varian Associates, Inc.  19,800  1,074,150
  9,297,776
ELECTRONICS - 4.5%
AMP, Inc.  109,100  4,554,925
Atmel Corp. (a)  7,000  196,000
Intel Corp.  57,900  8,210,944
Methode Electronics, Inc. Class A  114,100  2,267,738
Microchip Technology, Inc. (a)  6,250  185,938
Micron Technology, Inc. 128,600  5,135,963
Molex, Inc.  20,243  705,975
Motorola, Inc. 4,200  319,200
Solectron Corp. (a)  103,500  7,245,000
Storage Technology Corp. (a)  16,000  712,000
Texas Instruments, Inc.  25,700  2,160,406
Thomas & Betts Corp.  1,200  63,075
  31,757,164
TOTAL TECHNOLOGY  98,015,544
TRANSPORTATION - 0.9%
AIR TRANSPORTATION - 0.1%
Continental Airlines, Inc. Class B (a)  7,400  258,538
Delta Air Lines, Inc.  5,200  426,400
Northwest Airlines Corp. Class A (a)  12,600  458,325
1,143,263
RAILROADS - 0.6%
Bombardier, Inc. Class B  28,400  643,842
Burlington Northern Santa Fe Corp.  13,000  1,168,375
CSX Corp.  40,300  2,236,650
  4,048,867
SHIPPING - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  29,400  569,625
Stolt-Nielsen SA  4,300  81,163
  650,788
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc. 6,200  144,925
Yellow Corp. (a)  26,200  586,225
  731,150
TOTAL TRANSPORTATION  6,574,068
UTILITIES - 6.8%
CELLULAR - 1.7%
AirTouch Communications, Inc. (a)  174,200  4,768,725
360 Degrees Communications Co. (a)  8,706  149,090
Vodafone Group PLC sponsored ADR  142,380  6,896,531
Vodafone Group PLC  24,023  117,174
11,931,520
ELECTRIC UTILITY - 0.3%
American Electric Power Co., Inc.  14,600  613,200
Entergy Corp.   44,200  1,209,975
1,823,175
GAS - 0.1%
Enron Corp.   19,600  799,925
COMMON STOCKS - CONTINUED
SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 4.7%
AT&T Corp.   52,600 $ 1,844,288
Ameritech Corp.   46,700  3,172,681
Bell Atlantic Corp.   34,600  2,625,275
BellSouth Corp.   81,200  3,765,650
Deutsche Telekom AG  19,600  470,602
MCI Communications Corp.   163,500  6,258,984
NYNEX Corp.   68,100  3,924,263
Qwest Communications
International, Inc.   1,200  32,700
SBC Communications, Inc.   66,500  4,114,688
Sprint Corp.   125,700  6,614,963
WorldCom, Inc. (a)  17,700  566,400
33,390,494
TOTAL UTILITIES   47,945,114
TOTAL COMMON STOCKS
(Cost $476,697,141)   581,725,727
U.S. TREASURY OBLIGATIONS - 12.0%

 PRINCIPAL
 AMOUNT
8 1/8%, 8/15/19 $ 21,640,000  24,686,479
7 5/8%, 11/15/22  2,000,000  2,178,440
6 1/4%, 8/15/23  45,953,000  42,542,368
stripped principal:
 0%, 2/15/19  43,750,000  9,819,688
 0%, 8/15/19  10,000,000  2,170,600
 0%, 8/15/20  20,000,000  4,047,200
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $85,961,758)   85,444,775
CASH EQUIVALENTS - 6.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97 $ 42,594,015  42,587,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $605,245,899)  $ 709,757,502
LEGEND
1. Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $298,528,669 and $68,291,517, respectively, of which U.S. government and government agency obligations aggregated $33,871,823 and $6,563,299, respectively.
The market value of futures contracts opened and closed during the period amounted to $9,619,242 and $9,579,433, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research. The commissions paid to these affiliated firms were $45,612 for the period. (see Note 4 of Notes to Financial Statements)
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $605,271,604. Net unrealized appreciation aggregated $104,485,898, of which $110,709,066 related to appreciated investment securities and $6,223,168 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

Investment in                               $ 709,757,502
securities, at
value (including
repurchase
agreements of
$42,587,000)
(cost $605,245,899)
- - See
accompanying
schedule

Cash                                          808

Receivable for                                491,197
investments sold

Receivable for fund                           2,101,658
shares sold

Dividends receivable                          1,086,338

Interest receivable                           1,745,837

 TOTAL ASSETS                                 715,183,340

LIABILITIES

Payable for                 $  8,490,520
investments
purchased

Payable for fund               152
shares redeemed

Accrued management             337,600
fee

Other payables and             106,664
accrued expenses

 TOTAL LIABILITIES                            8,934,936

NET ASSETS                                   $706,248,404

Net Assets consist of:

Paid in capital                              $582,572,383

Undistributed net                                       4,997,998
investment income

Accumulated                                            14,166,109
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                        104,511,914
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                                      $706,248,404
41,242,299
shares outstanding

NET ASSET VALUE,                                           $17.12
offering price
and redemption
price per
share
($706,248,404 (divided by)
41,242,299 shares)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                   $ 3,981,833
Dividends

Interest                                                              3,195,610

 TOTAL INCOME                                                         7,177,443

EXPENSES

Management fee                                           $            1,583,318

Transfer agent fees                                                     191,171

Accounting fees and                                                     150,696
expenses

Non-interested                                                            1,358
trustees'
compensation

Custodian fees and                                                       50,475
expenses

Registration fees                                                            21

Audit                                                                    14,906

Legal                                                                     4,232

Miscellaneous                                                               356

 Total expenses                                                       1,996,533
before reductions

 Expense reductions                                       (20,025     1,976,508
                                                         )

NET INVESTMENT                                                        5,200,935
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                                          14,399,104
securities

 Foreign currency                                                        (2,166
transactions                                             )

 Futures contracts                                        (39,809    14,357,129
                                                         )

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                          58,370,392
securities

 Assets and                                          347             58,370,739
liabilities in
 foreign currencies

NET GAIN (LOSS)                                                      72,727,868

NET INCREASE                                                        $77,928,803
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                                  $     19,204
Expense reductions
Directed brokerage
arrangements

 Custodian credits                                                          821
                                                                   $     20,025

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS            SIX MONTHS          YEAR ENDED
                                             ENDED               DECEMBER 31,
                                             JUNE 30, 1997       1996
                                             (UNAUDITED)

Operations                                    $  5,200,935    $  6,366,110
Net investment
income

 Net realized gain                              14,357,129       9,088,610
(loss)

 Change in net                                  58,370,739      35,812,890
unrealized
appreciation
(depreciation)

 NET INCREASE                                   77,928,803      51,267,610
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                                (6,567,693)              -
shareholders
From net
investment income

 From net realized                              (9,194,770)       (705,098
gain                                                             )

 TOTAL DISTRIBUTIONS                           (15,762,463)       (705,098
                                                                 )

Share transactions                             253,984,326     170,852,927
Net proceeds from
sales of shares

 Reinvestment of                                15,762,463         705,098
distributions

 Cost of shares                                 (8,750,145)     (3,337,769
redeemed                                                       )

 NET INCREASE                                  260,996,644     168,220,256
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                               323,162,984     218,782,768
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                           383,085,420     164,302,652

 End of period                                $706,248,404    $383,085,420
(including
undistributed net
investment
income of
$4,997,998 and
$6,366,110,
respectively)

OTHER INFORMATION
Shares

 Sold                                           15,911,548      12,499,499

 Issued in                                       1,011,711          53,538
reinvestment of
distributions

 Redeemed                                         (556,728)       (246,129
                                                                 )

 Net increase                                   16,366,531      12,306,908
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                                SIX MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                JUNE 30, 1997

SELECTED PER-SHARE DATA         (UNAUDITED)         1996                1995

Net asset value,                 $  15.40           $ 13.07             $ 10.00
beginning of period

Income from
Investment
Operations

 Net investment                  .16 D              .26                 .11
income

 Net realized and                2.16               2.12                3.14
unrealized gain
(loss)

 Total from                      2.32               2.38                3.25
investment
operations

Less Distributions

 From net                        (.25)              -                   (.11)
investment income

 From net realized               (.35)              (.05)               (.07)
gain

 Total distributions             (.60)              (.05)               (.18)

Net asset value, end             $  17.12           $  15.40            $  13.07
of period

TOTAL RETURN B, C                15.45%             18.27%              32.52%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of               $706,248           $383,085            $164,303
period (000
omitted)

Ratio of expenses to             .77% A             .77%                .85%
average net assets                                                      E

Ratio of expenses to             .76% A, F          .76%                .83%
average net assets                                  F                   F
after expense
reductions

Ratio of net                     1.99% A            2.29%               2.49%
investment income
to average net
assets

Portfolio turnover rate          27% A              28%                 38%

Average commission               $  .0364          $  .0367
rate G

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO

FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                          PAST 1   LIFE OF
JUNE 30, 1997                          YEAR     FUND

CONTRAFUND                             25.07%    29.11%

S&P 500(registered trademark)          34.70%    33.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to the performance of the Standard & Poor's 500
Index -a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations January 3, 1995.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. $10,000 OVER LIFE OF FUND
  1995/01/03         10000.00  10000.00
  1995/01/31         9870.00  10258.23
  1995/02/28         10370.00  10658.00
  1995/03/31         10890.00  10972.51
  1995/04/30         11480.00  11295.66
  1995/05/31         11730.00  11747.14
  1995/06/30         12490.00  12020.03
  1995/07/31         13470.00  12418.61
  1995/08/31         13640.00  12449.78
  1995/09/30         13940.00  12975.16
  1995/10/31         13650.00  12928.84
  1995/11/30         13900.00  13496.42
  1995/12/31         13971.98  13756.36
  1996/01/31         14073.30  14224.63
  1996/02/29         14124.25  14356.49
  1996/03/31         14584.49  14494.74
  1996/04/30         15065.18  14708.39
  1996/05/31         15239.05  15087.72
  1996/06/30         15116.32  15145.21
  1996/07/31         14410.62  14476.09
  1996/08/31         14962.90  14781.39
  1996/09/30         15597.01  15613.29
  1996/10/31         16077.71  16043.91

  1996/11/30         17039.10  17256.66
  1996/12/31         16936.82  16914.81
  1997/01/31         17591.38  17971.65
  1997/02/28         17103.08  18112.54
  1997/03/31         16660.22  17368.30
  1997/04/30         17060.91  18405.19
  1997/05/31         18115.35  19525.70
  1997/06/30         18906.18  20400.45
Let's say hypothetically that $10,000 was invested in Contrafund Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $18,906 - a 89.06% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,400 - a 104.00% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF JUNE 30, 1997
                                                       % OF FUND'S
                                                       INVESTMENTS

Schlumberger Ltd.                                      1.6

Microsoft Corp.                                        1.2

Lucent Technologies, Inc.                              1.1

Home Depot, Inc. (The)                                 1.1

American International Group, Inc.                     1.1

Royal Dutch Petroleum Co.                              1.0

Alcatel Alsthom Compagnie Generale d'Electricite SA    1.0

Texas Instruments, Inc.                                1.0

Tyco International Ltd.                                1.0

Westinghouse Electric Corp.                            1.0

TOP TEN MARKET SECTORS AS OF JUNE 30, 1997
                                                       % OF FUND'S
                                                       INVESTMENTS

Technology                                             14.8

Finance                                                13.5

Energy                                                 12.8

Retail & Wholesale                                     7.5

Industrial Machinery & Equipment                       6.2

Media & Leisure                                        6.2

Durables                                               4.8

Basic Industries                                       4.8

Health                                                 4.7

Nondurables                                            3.8

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW


An interview with
Will Danoff, Portfolio Manager of
Contrafund Portfolio
Q. HOW DID THE FUND PERFORM, WILL?
A. Results were disappointing. For the six months that ended June 30, 1997, the fund trailed the 20.61% return of the Standard & Poor's 500 Index. From a 12-month perspective, the fund also lagged the S&P 500, which had a return of 34.70%. I consider this performance to be unsatisfactory and I'm working as hard as ever with Fidelity's research staff to find stocks that can help boost second-half performance.
Q. WHAT FACTORS WERE BEHIND THE FUND'S UNDERPERFORMANCE RELATIVE TO THE S&P 500?
A. A primary reason was the narrowness of the market. By that I mean that the market's advance was concentrated chiefly among stocks of the largest companies in the index. To illustrate, shares of the 100 largest S&P 500 stocks appreciated approximately 25% over the past six months, while the 100 smallest stocks in the index rose only around 15%. This phenomenon hurt the fund, which tends to emphasize small- and mid-sized companies.
Q. WERE THERE ANY OTHER SPECIFIC FACTORS THAT HAD A NEGATIVE IMPACT ON THE FUND'S RETURN?
A. The fund's underweighting in health care stocks relative to the index -health care stocks make up around 11% of the index, while they comprised almost 5% of the fund - hurt performance. With governments throughout the world attempting to limit health care expenditure growth and U.S. health maintenance organizations
(HMOs) trying to contain industry costs, I thought the industry would suffer a slowdown. Unfortunately, many health care stocks - particularly pharmaceuticals -continued to perform well, rising about 23% during the period. Thus, my strategy of underweighting these stocks hurt the fund's return.
Q. ASIDE FROM HEALTH STOCKS, HOW DID OTHER SECTORS PERFORM DURING THE PERIOD?
A. The finance sector, which accounted for around 14% of the fund's investments at the end of the period, rose approximately 23%. This strong showing was due largely to falling interest rates, good expense control and continuing industry consolidation. Some financial stocks held by the fund included American International Group, a leading insurer with operations in Asia; Washington Mutual, a rapidly growing West Coast thrift; and First Bank Systems, a Minneapolis bank with one of the lowest expense ratios in the industry and a recent acquirer of another stock in Contrafund's portfolio, U.S. Bancorp. On the other hand, the fund's energy exploration and production positions were hurt by falling oil and natural gas prices. As of period end, the fund's exposure to these stocks had fallen from about 23% six months ago to approximately 13%. Low capital investment in the energy sector has resulted in a tight supply of oil service equipment. Examples of fund positions that benefited from this positive trend included Schlumberger, Halliburton, ENSCO International and Smith International, all top 25 positions within the portfolio.
Q. DID YOU PLAY ANY OTHER PARTICULAR THEMES DURING THE PERIOD?
A. One area of optimism is the Internet and certain stocks that could benefit from the Internet's popularity. The cable television industry is an example. These stocks have had a tough four-year stretch, as government regulation limited companies' ability to raise prices, and subscriber growth slowed. As a result, the market still holds a pessimistic view on cable TV stocks. However, with the Internet's popularity, these companies have a huge opportunity to reaccelerate their earnings growth. Many cable TV companies are offering access to the Internet at dramatically faster speeds than is currently available over telephone wires. This could help turn the cable TV industry's fortunes around. Along the same lines, the technology and telecommunications industries could also benefit from the Internet demand. Two of the fund's top positions - Lucent Technologies and Alcatel - are leading providers of the equipment being used to improve the Internet's operating efficiency.
Q. WHAT'S YOUR OUTLOOK?
A. As I mentioned, the biggest stocks in the S&P 500 are quite expensive, a trend that could continue for several years. If it does, I'll continue my contrarian approach of looking for undervalued companies that are growing their earnings rapidly and therefore have the capability to produce good share price appreciation.


FUND FACTS
GOAL: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks
START DATE: January 3, 1995
SIZE: as of June 30, 1997, more than $706 million
MANAGER: George Vanderheiden, since inception; joined Fidelity in 1971
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.0%
SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.3%
AEROSPACE & DEFENSE - 2.2%
AlliedSignal, Inc.   115,900 $ 9,736,589
Boeing Co.   178,500  9,471,656
GenCorp, Inc.   96,700  2,236,188
General Motors Corp. Class H  10,600  612,150
Gulfstream Aerospace Corp. (a)  125,000  3,687,500
Kellstrom Industries, Inc. (a)  189,100  2,978,325
Lockheed Martin Corp.   116,000  12,013,250
Sundstrand Corp.   99,300  5,542,181
Textron, Inc.    104,700  6,949,463
United Technologies Corp.  205,400 17,048,200
  70,275,502
DEFENSE ELECTRONICS - 0.0%
Datum, Inc. (a)  8,000  248,000
Raytheon Co.    11,900  606,900
  854,900
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.    23,600  1,770,000
TOTAL AEROSPACE & DEFENSE 72,900,402
BASIC INDUSTRIES - 4.8%
CHEMICALS & PLASTICS - 2.5%
Air Products & Chemicals, Inc.  27,100  2,201,875
Avery Dennison Corp. 6,200  248,775
Cambrex Corp.  90,800  3,609,300
Crompton & Knowles Corp.   332,292  7,393,497
Cytec Industries, Inc. (a)  170,100  6,357,488
du Pont (E.I.) de Nemours & Co.   65,400  4,112,025
Engelhard Corp.   1,000  20,938
FMC Corp. (a)  1,800  142,988

Ferro Corp.  24,000  889,500
Fuller (H.B.) Co.  53,900  2,964,500
Goodrich (B.F.) Co.   47,600  2,061,675
International Specialty Products, Inc. (a)  75,500  1,061,719
Monsanto Co.  337,500  14,533,594
Morton International, Inc.   150,900  4,555,294
Nalco Chemical Co.  46,100  1,780,613
Praxair, Inc.  138,500  7,756,000
Raychem Corp.  22,600  1,680,875
Sealed Air Corp. (a)  242,100  11,499,750
Union Carbide Corp.  42,600  2,004,863
W.R. Grace & Co.  62,900  3,467,363
Witco Corp.   53,000  2,010,688
  80,353,320
IRON & STEEL - 0.1%
Aeroquip Vickers, Inc.   9,700  458,325
Nucor Corp.  51,000  2,881,500
Steel Dynamics, Inc. (a)  42,100  1,052,500
  4,392,325
METALS & MINING - 0.7%
Alcan Aluminium Ltd.   44,300  1,511,266
Aluminum Co. of America  103,600  7,808,850
Falconbridge Ltd.   79,200  1,554,572
Reynolds Metals Co.   62,600  4,460,250
Rio Tinto PLC (Reg.)  309,900  5,398,794
  20,733,732
PACKAGING & CONTAINERS - 0.5%
Crown Cork & Seal Co., Inc.   48,800  2,607,750
Owens-Illinois, Inc. (a)  397,900  12,334,900

 SHARES VALUE (NOTE 1)
Peak International, Ltd.   38,900 $ 466,800
Silgan Holdings, Inc.   37,100  1,437,625
  16,847,075
PAPER & FOREST PRODUCTS - 1.0%
Abitibi-Consolidated, Inc.   28,300  505,266
American Pad & Paper Co. (a)  90,100  1,520,438
Bowater, Inc.   23,900  1,105,375
Champion International Corp.   39,900  2,204,475
Deltic Timber Corp.   16,557  485,327
Fort Howard Corp. (a)  12,400  627,750
Georgia-Pacific Corp.   12,500  1,067,188
International Paper Co.   29,300  1,422,881
James River Corp. of Virginia  271,600  10,049,200
Kimberly-Clark Corp.   181,100  9,009,725
Mail-Well, Inc. (a)  83,500  2,379,750
Temple-Inland, Inc.   33,000  1,782,000
  32,159,375
TOTAL BASIC INDUSTRIES   154,485,827
CONSTRUCTION & REAL ESTATE - 3.3%
BUILDING MATERIALS - 0.9%
American Residential Services, Inc. (a)  42,100  978,825
American Standard Companies,
 Inc. (a)  9,400  420,650
Coltec Industries, Inc. (a)  166,900  3,254,550
Lilly Industrial Coatings, Inc. Class A  66,400  1,336,300
Mark IV Industries, Inc.    25,000  600,000
Masco Corp.   168,600  7,039,050
Medusa Corp.   20,200  775,175
Nortek, Inc. (a)  29,200  704,450
Sherwin-Williams Co.   140,500  4,337,938
Southdown, Inc.   73,600  3,210,800
USG Corp. (a)  155,400  5,672,100
York International Corp.   2,100  96,600
  28,426,438
CONSTRUCTION - 0.1%
Centex Corp.   31,500  1,279,688
Lennar Corp.   33,300  1,063,519
Morrison Knudsen Corp. (a)  56,700  772,538
Walter Industries, Inc. (a)  3,600  60,300
  3,176,045
ENGINEERING - 0.0%
DSP Group, Inc. (a)  13,900  208,283
Stone & Webster, Inc.   1,300  55,494
  263,777
REAL ESTATE - 0.2%
Boston Properties, Inc.   67,200  1,848,000
Catellus Development Corp. (a)  18,700  338,938
Crescent Operating, Inc.   27,790  333,480
Rouse Co. (The)  185,723  5,478,829
Stewart Enterprises, Inc. Class A  2,100  88,200
  8,087,447
REAL ESTATE INVESTMENT TRUSTS - 2.1%
Arden Realty Group, Inc.   74,300  1,931,800
BRE Properties, Inc. Class A  3,600  90,450
Bay Apartment Communities, Inc.  40,200  1,487,400
Bedford Property Investors, Inc.   72,900  1,467,113
Bradley Real Estate Trust (SBI)  33,200  639,100
Cali Realty Corp.  49,300  1,676,200
Crescent Real Estate Equities, Inc.   277,900  8,823,325
Duke Realty Investors, Inc.   22,400  907,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED

Equity Residential Properties Trust (SBI)  121,000 $ 5,747,500
Essex Property Trust, Inc.   13,300  427,263
Felcor Suite Hotels, Inc.  132,700  4,943,075
First Industrial Realty Trust, Inc.   80,200  2,345,850
Glenborough Realty Trust, Inc.   53,000  1,338,250
Golf Trust of America, Inc.  89,600  2,492,000
Home Properties of NY, Inc.  8,900  200,250
Irvine Apartment Communities, Inc.   3,600  106,200
Kilroy Realty Corp.   11,800  297,950
Kimco Realty Corp.   70,100  2,225,675
LTC Properties, Inc.   51,700  937,063
Macerich Co.   60,400  1,676,100
Pacific Gulf Properties, Inc.   2,600  57,200
Patriot American Hospitality, Inc.  147,800  3,768,900
Public Storage, Inc.  40,700  1,190,475
Reckson Associates Realty Corp.   124,500  2,863,500
Speiker Properties, Inc.   72,200  2,540,538
Starwood Lodging Trust combined
 certificate (SBI)   270,000  11,525,625
Sunstone Hotel Investors, Inc.  32,600  472,700
Urban Shopping Centers, Inc.   5,100  162,563
Vornado Realty Trust  32,900  2,372,913
Weeks Corp.  31,300  978,125
  65,692,303
TOTAL CONSTRUCTION & REAL ESTATE   105,646,010
DURABLES - 4.8%
AUTOS, TIRES, & ACCESSORIES - 2.1%
Chrysler Corp.   212,200  6,962,813
Circuit City Stores, Inc. - CarMax Group  88,400  1,265,225
Cross-Continent Auto Retailers, Inc. (a)  43,900  463,694
Danaher Corp.   227,100  11,539,519
Eaton Corp.   28,400  2,479,675
Echlin, Inc.    49,400  1,778,400
Federal-Mogul Corp.   40,700  1,424,500
Ford Motor Co.   293,000  11,060,750
General Motors Corp.   103,200  5,746,950
Lear Corp. (a)  131,000  5,813,125
Navistar International Corp. (a)  203,600  3,512,100
O'Gara Co. (a)  297,400  3,048,350
OmniQuip International, Inc.   24,400  564,250
SPX Corp.   102,400  6,636,800
Superior Industries International, Inc.   1,700  45,050
TRW, Inc.   9,600  545,400
Tower Automotive, Inc. (a)  41,500  1,784,500
Toyota Motor Corp.   66,000  1,945,833
United Auto Group, Inc. (a)  50,300  996,569
  67,613,503
CONSUMER DURABLES - 1.2%
Blyth Industries, Inc. (a)  14,100  475,875
Corning, Inc.  249,700  13,889,563
Minnesota Mining & Manufacturing Co. 203,200 20,726,400 Samsonite Corp. (a) 50,300 2,219,488
  37,311,326
CONSUMER ELECTRONICS - 0.5%
Electrolux AB  7,100  513,120
Gemstar International Group Ltd. (a)  46,900  861,788
Maytag Co.   48,400  1,264,450
Philips Electronics NV  165,000  11,859,375

 SHARES VALUE (NOTE 1)
Philips Electronics NV (Bearer)  36,350 $ 2,602,113
Sunbeam-Oster, Inc.   12,500  471,875
  17,572,721
HOME FURNISHINGS - 0.3%
Carpetright PLC  347,500  2,903,986
Furniture Brands International, Inc.   12,500  242,188
Leggett & Platt, Inc.  61,500  2,644,500
Linens'n Things, Inc.  91,800  2,719,575
Miller (Herman), Inc.  4,000  144,000
  8,654,249
TEXTILES & APPAREL - 0.7%
Cutter & Buck, Inc. (a)  144,200  2,343,250
Dexter Corp.  50,200  1,606,400
House of Fraser PLC Class L  673,400  1,788,009
Intimate Brands, Inc. Class A  41,500  871,500
Kellwood Co.   6,400  177,600
Liz Claiborne, Inc.   117,900  5,497,088
Mohawk Industries, Inc. (a)  2,100  47,775
Oxford Industries, Inc.   33,100  939,213
Polo Ralph Lauren Corp. Class A  9,100  249,113
Reebok International Ltd.   154,000  7,199,500
Stride Rite Corp.   41,100  529,163
Unifi, Inc.   22,300  833,463
Warnaco Group, Inc. Class A  45,000  1,434,375
  23,516,449
TOTAL DURABLES  154,668,248
ENERGY - 12.8%
ENERGY SERVICES - 6.3%
BJ Services Co. (a)  172,700  9,261,038
Baker Hughes, Inc.  120,300  4,654,106
Diamond Offshore Drilling, Inc. (a)  208,500  16,236,938
Dresser Industries, Inc.  190,300  7,088,675
ENSCO International, Inc. (a)  475,387  25,076,664

Falcon Drilling, Inc. (a)  75,800  4,367,975
Global Marine, Inc. (a)  217,000  5,045,250
Halliburton Co.   305,900  24,242,575
Marine Drilling Companies, Inc. (a)  287,300  5,638,263
McDermott International, Inc.   195,700  5,711,994
Nabors Industries, Inc. (a)  311,300  7,782,500
Noble Drilling Corp. (a)  260,100  5,868,506
Reading & Bates Corp. (a)  29,300  783,775
Smedvig AS, Series B  55,200  1,356,136
Santa Fe International Corp.   7,200  244,800
Schlumberger Ltd.   402,200  50,275,000
Smith International, Inc. (a)  361,600  21,967,200
Varco International, Inc. (a)  63,300  2,041,425
Weatherford Enterra, Inc. (a)  81,100  3,122,350
Western Atlas, Inc. (a)  8,800  644,600
  201,409,770
OIL & GAS - 6.5%
Amoco Corp.   120,500  10,475,969
Anadarko Petroleum Corp.   5,000  300,000
Atlantic Richfield Co.   12,400  874,200
Barrett Resources Corp. (a)  600  17,963
British Petroleum PLC ADR  292,284  21,884,765
Burlington Resources, Inc.   220,000  9,707,500
Camco International, Inc.   168,600  9,230,850
Canadian Natural Resources Ltd. (a)  186,400  4,840,068
Chesapeake Energy Corp. (a)  10,700  104,994
Coastal Corp. (The)  109,900  5,845,306
Cooper Cameron Corp. (a)  167,140  7,813,795
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Enron Oil & Gas Co.  7,000 $ 126,875
Forcenergy Gas Exploration, Inc. (a)  107,900  3,277,463
Mesa, Inc. (a)  160,600  923,450
Mobil Corp.   130,700  9,132,663
Murphy Oil Corp.   153,900  7,502,625
Newfield Exploration Co. (a)  214,300  4,286,000
Norcen Energy Resources Ltd.   17,800  424,163
Ocean Energy, Inc. (a)  9,800  453,250
Oryx Energy Co. (a)  46,400  980,200
Parker & Parsley Petroleum Co.   53,100  1,878,413
Penn West Petroleum Ltd. (a)  38,600  493,456
Penn West Petroleum Ltd. (a)(b)  68,600  876,971
Petsec Energy Ltd. sponsored ADR  73,000  1,660,750
Phillips Petroleum Co.   85,900  3,758,125
Pogo Producing Co.   133,000  5,145,438
Renaissance Energy Ltd. (a)  238,800  6,641,741
Rio Alto Exploration Ltd. (a)  32,200  269,373
Royal Dutch Petroleum Co.   598,000  32,516,250
Santa Fe Energy Resources, Inc. (a)  217,700  3,197,469
Swift Energy Co. (a)  127,300  3,039,288
Texaco, Inc.   102,500  11,146,875
Tosco Corp.   379,900  11,373,256
Total SA Class B  123,633  12,489,031
United Meridian Corp. (a)  138,300  4,149,000
Unocal Corp.   287,400  11,154,713
Vastar Resources, Inc.   4,000  140,250
Vintage Petroleum, Inc.  11,000  338,250
YPF Sociedad Anonima sponsored ADR  2,600  79,950
YPF Sociedad Anonima D shares  4,200  129,379
  208,680,077
TOTAL ENERGY   410,089,847
FINANCE - 13.5%
BANKS - 3.9%
Bank of New York Co., Inc.   229,300  9,974,550
Bank of Nova Scotia Halifax  2,600  114,314
BankBoston Corp.  500  36,031
BankAmerica Corp.   331,900  21,428,294
Citicorp  24,200  2,917,613
Comerica, Inc.  71,300  4,848,400
Credit Suisse Group (Reg.)  87,200  11,187,137
Credito Italiano Ord.   1,584,000  2,897,378
Fifth Third Bancorp  23,200  1,903,850
First Bank System, Inc.   224,500  19,166,688
First Union Corp.  29,400  2,719,500
HSBC Holdings PLC   226,655  6,716,164
Imperial Bancorp  6,200  179,025
Lloyds TSB Group PLC  198,900  2,039,630
Mellon Bank Corp.   28,500  1,286,063
National City Corp.  98,100  5,150,250
North Fork Bancorp., Inc.   186,500  3,986,438
Norwest Corp.  43,000  2,418,750
Royal Bank of Canada  6,200  280,889
Standard Chartered Bank PLC  278,000  4,239,125
Star Banc Corp.   1,900  80,275
Texas Regional Bancshares, Inc.
 Class A (vtg.)  116,300  4,884,600
U.S. Bancorp  168,700  10,817,888

 SHARES VALUE (NOTE 1)
Wells Fargo & Co.   11,500 $ 3,099,250
Zions Bancorp  83,200  3,130,400
  125,502,502

CLOSED-END INVESTMENT COMPANIES - 0.1%
Morgan Stanley Emerging Markets
 Fund, Inc.  23,900  427,213
Morgan Stanley Asia-Pacific Fund, Inc.   82,100  862,050
Templeton Dragon Fund, Inc.   43,400  705,250
  1,994,513
CREDIT & OTHER FINANCE - 1.9%
American Express Co.   263,900  19,660,550
Associates First Capital Corp.   23,200  1,287,600
Finova Group, Inc.   32,800  2,509,200
Fleet Financial Group, Inc.   240,300  15,198,975
Greenpoint Financial Corp.   159,200  10,596,750
Homeside, Inc.  2,100  45,319
Household International, Inc.   83,900  9,853,006
  59,151,400
FEDERAL SPONSORED CREDIT - 1.3%
Federal Home Loan Mortgage
 Corporation  487,400  16,754,375
Federal National Mortgage Association  582,400  25,407,200
  42,161,575
INSURANCE - 4.6%
AFLAC, Inc.   39,400  1,861,650
ARM Financial Group, Inc. Class A  2,300  46,000
ACE Ltd.   31,700  2,341,838
Aetna, Inc.   68,800  7,043,400
Allmerica Financial Corp.   79,400  3,166,075
Allstate Corp.   296,700  21,659,100
AMBAC, Inc.   12,000  916,500
American General Corp.   28,400  1,356,100
American International Group, Inc.   225,800  33,728,875
Aon Corp.   61,350  3,174,863
Berkshire Hathaway, Inc. (a)  60  2,832,000
Brascan Ltd. Class A  13,600  336,392
CIGNA Corp.   38,900  6,904,750
Chubb Corp. (The)  8,800  588,500
Exel Ltd.   6,200  327,050
Hartford Financial Services Group, Inc.   78,100  6,462,775
MGIC Investment Corp.  31,500  1,510,031
Mid Ocean Ltd.   4,900  256,944
Old Republic International Corp.   9,500  287,969
Progressive Corp.   51,400  4,471,800
Provident Companies, Inc.   19,100  1,021,850
Providian Financial Corp. (a)  13,000  417,625
Reinsurance Group of America, Inc.   4,000  230,000
Reliastar Financial Corp.  24,600  1,798,875
St. Paul Companies, Inc. (The)  24,000  1,830,000
Security-Connecticut Corp.   70,800  3,898,425
SunAmerica, Inc.  77,900  3,797,625
Torchmark Corp.   65,200  4,645,500
Travelers Property Casualty Corp.
 Class A  90,800  3,620,650
Travelers Group, Inc. (The)  305,766  19,282,368
UNUM Corp.  124,200  5,216,400
USF&G Corp.   152,200  3,652,800
  148,684,730
SAVINGS & LOANS - 1.6%
Ahmanson (H.F.) & Co.   90,400  3,887,200
Charter One Financial Corp.   25,185  1,356,842
Dime Bancorp., Inc.  117,400  2,054,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
SAVINGS & LOANS - CONTINUED
Glendale Federal Bank FSB (a)  247,900 $ 6,476,388
Golden West Financial Corp.  71,080  4,975,600
Great Western Financial Corp.   182,200  9,793,250
Ocwen Financial Corp.      10,000  326,250
TCF Financial Corp.      50,300  2,483,563
Washington Mutual, Inc.   323,900  19,353,025
  50,706,618
SECURITIES INDUSTRY - 0.1%
Guoco Group Ltd.  450,000  2,369,950
Morgan Stanley Dean Witter Discover
 and Co.  18,900  813,881
  3,183,831
TOTAL FINANCE   431,385,169
HEALTH - 4.6%
DRUGS & PHARMACEUTICALS - 2.1%
Andrx Corp.   78,600  3,006,450
Barr Laboratories, Inc. (a)  207,700  9,138,800
Bristol-Myers Squibb Co.   118,400  9,590,400
Elan Corp. PLC ADR (a)  55,400  2,506,850
Glaxo PLC sponsored ADR  12,500  522,656
Immunex Corp.  1,000  36,250
Interneuron Pharmaceuticals, Inc.   3,600  72,450
Merck & Co., Inc.  11,400  1,179,900
Novartis AG (Reg.)  15,111  24,132,107
Pfizer, Inc.  58,400  3,489,400
Schering-Plough Corp.   156,000  7,468,500
Sepracor, Inc. (a)  23,400  604,013
Warner-Lambert Co.  55,800  6,933,150
  68,680,926
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
Bausch & Lomb, Inc.   56,700  2,671,988

Baxter International, Inc.   38,700  2,022,075
Boston Scientific Corp. (a)  2,300  141,306
Cardinal Health, Inc.   22,500  1,288,125
McKesson Corp.   12,500  968,750
Medtronic, Inc.    51,200  4,147,200
Nitinol Medical Technologies, Inc.   1,000  15,125
St. Jude Medical, Inc. (a)  102,400  3,993,600
Sybron International Corp. (a)  36,800  1,467,400
Ventana Medical Systems, Inc.   65,000  804,375
  17,519,944
MEDICAL FACILITIES MANAGEMENT - 1.9%
Beverly Enterprises, Inc. (a)  75,400  1,225,250
Carematrix Corp. (a)  53,200  1,313,375
Columbia/HCA Healthcare Corp.   7,800  306,638
Coventry Corp. (a)  102,600  1,551,825
FPA Medical Management, Inc.   11,500  272,406
HEALTHSOUTH Rehabilitation Corp. (a)  617,500  15,398,906
Health Management Associates, Inc.
Class A (a)  316,200  9,011,700
Humana, Inc. (a)  46,900  1,084,563
Integrated Health Services, Inc.   194,100  7,472,850
NovaCare, Inc. (a)  48,600  674,325
Oxford Health Plans, Inc. (a)  64,600  4,635,050
Quorum Health Group, Inc. (a)  9,300  332,475
Safeguard Health Enterprises, Inc. (a)  63,700  676,813
Sunrise Assisted Living, Inc. (a)  119,300  4,175,500
Tenet Healthcare Corp. (a)  196,400  5,806,075

SHARES VALUE (NOTE 1)
Trigon Healthcare, Inc.   131,000 $ 3,176,750
United HealthCare Corp.   36,500  1,898,000
Vencor, Inc. (a)  31,500  1,330,875
60,343,376
TOTAL HEALTH   146,544,246
HOLDING COMPANIES - 0.5%
Norfolk Southern Corp.   161,500  16,271,125
PartnerRe Ltd.   16,000  610,000
Triarc Companies, Inc. Class A (a)  24,000  489,000
  17,370,125
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
ELECTRICAL EQUIPMENT - 1.9%
AMETEK, Inc.   67,000  1,574,500
Common Development International
 Ltd. (a)(b)  41,200  753,486
Computer Products, Inc. (a)  2,100  52,500
General Electric Co.   85,400  5,583,025
General Instrument Corp. (a)  86,800  2,170,000
Honeywell, Inc.  43,000  3,262,625
Kuhlman Corp.  9,900  319,275
Loral Space & Communications Ltd. (a)  864,600  12,969,000
Roper Industries, Inc.   8,700  451,313
Scientific-Atlanta, Inc.   166,900  3,650,938
Spectrain Corp.  3,100  114,313
Viasat, Inc.   6,800  98,600
Westinghouse Electric Corp.   1,348,615  31,186,722
  62,186,297
INDUSTRIAL MACHINERY & EQUIPMENT - 3.2%
AGCO Corp.   10,200  366,563
Case Corp.   204,100  14,057,388
Caterpillar, Inc.  84,000  9,019,500
Cooper Industries, Inc.   26,800  1,333,300
Dover Corp.   34,600  2,127,900
Harnischfeger Industries, Inc.   80,200  3,328,300
Illinois Tool Works, Inc.   209,900  10,481,881
Ingersoll-Rand Co.   121,000  7,471,750
Kaydon Corp.  117,800  5,845,825
Keystone International, Inc.   98,700  3,423,656
New Holland NV  324,100  8,872,238
Parker-Hannifin Corp.  16,000  971,000
Stanley Works  63,300  2,532,000
Tyco International Ltd.  453,714  31,560,506
Thermo Fibergen, Inc.
rights 12/31/01 (a)  13,700  36,819
101,428,626
POLLUTION CONTROL - 1.1%
Allied Waste Industries, Inc. (a)  17,300  300,588
Browning-Ferris Industries, Inc.    32,800  1,090,600
Thermo Instrument Systems, Inc. (a)  68,800  2,107,000
USA Waste Services, Inc. (a)  573,780  22,162,253
United Waste Systems, Inc. (a)  186,200  7,634,200
Waste Management, Inc.   2,800  89,950
33,384,591
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   196,999,514
MEDIA & LEISURE - 6.2%
BROADCASTING - 1.6%
APT Satellite Holdings Ltd.
sponsored ADR  263,500  3,326,688
American Radio Systems Corp.
 Class A (a)  32,700  1,303,913
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Asia Satellite Telecommunications

 Holdings Ltd.   255,000 $ 781,754
Canal Plus SA  2,200  428,013
Clear Channel Communications, Inc. (a)  41,400  2,548,688
Cox Communications, Inc. Class A (a)  56,300  1,351,200
Evergreen Media Corp. Class A (a)  5,600  249,900
HSN, Inc. (a)  8,300  259,375
Jacor Communications, Inc. Class A (a)  110,100  4,211,325
Metro Networks, Inc. (a)  40,500  982,125
Smartalk Teleservices, Inc. (a)  46,900  726,950
TCA Cable TV, Inc.  9,300  349,913
TCI Group Class A (a)  269,100  4,002,863
Telemundo Group, Inc. Class A (a)  136,400  3,273,600
Time Warner, Inc.  488,100  23,550,825
Univision Communications, Inc.
 Class A (a)  9,900  387,338
Westwood One, Inc. (a)  50,000  1,612,500
49,346,970
ENTERTAINMENT - 0.8%
Airtours PLC  29,600  572,577
Disney (Walt) Co.   237,800  19,083,450
Family Golf Centers, Inc. (a)  12,200  280,600
Premier Parks, Inc. (a)  93,300  3,440,438
Regal Cinemas, Inc. (a)  19,600  646,800
Viacom, Inc. (a):
 Class A  39,900  1,184,531
 Class B (non-vtg.)  49,800  1,494,000
  26,702,396
LEISURE DURABLES & TOYS - 1.0%
Brunswick Corp.  200,500  6,265,625
Callaway Golf Co.  67,700  2,403,350
Champion Enterprises, Inc. (a)  36,600  549,000
Harley-Davidson, Inc.   35,200  1,687,400
Hasbro, Inc.   466,025  13,223,459
Mattel, Inc.   142,550  4,828,881
Nintendo Co. Ltd. Ord.  33,300  2,788,434
  31,746,149
LODGING & GAMING - 1.0%
Bristol Hotel Co. (a)  7,200  277,200
Doubletree Corp. (a)  39,000  1,603,875
Four Seasons Hotels, Inc.   125,800  3,735,777
HFS, Inc. (a)  260,600  15,114,800
Hilton Hotels Corp.  3,600  95,625
Host Marriott Corp. (a)  102,900  1,832,906
ITT Corp.  6,300  384,117
La Quinta Motor Inns, Inc.  132,700  2,902,813
Marriott International, Inc.  3,000  184,125
Patriot American Hospitality, Inc.   76,700  3,458,217
WMS Industries, Inc.  105,300  2,639,081
  32,228,536
PUBLISHING - 0.8%
Big Flower Press Holdings, Inc. (a)  194,600  4,037,950
Dow Jones & Co., Inc.  32,500  1,306,094
Harte Hanks Communications, Inc.   7,700  227,150
Meredith Corp.  51,500  1,493,500
New York Times Co. (The) Class A  99,900  4,945,050
Pearson, PLC  215,600  2,498,009
Playboy Enterprises, Inc. Class B (a)  30,400  351,500

 SHARES VALUE (NOTE 1)
Times Mirror Co. Class A  158,900 $ 8,779,225
Tribune Co.   61,500  2,955,844
  26,594,322
RESTAURANTS - 1.0%
Boston Chicken, Inc. (a)  88,100  1,233,400
Chart House Enterprises, Inc.  4,800  35,976
Compass Group PLC Ord.   46,600  522,468
Cracker Barrel Old Country Store, Inc.  10,800  286,200
Fine Host Corp. (a)  31,500  992,250
Foodmaker, Inc. (a)  58,600  959,575
Landry's Seafood Restaurants, Inc. (a)  96,000  2,208,000
Logan's Roadhouse, Inc. (a)  24,900  591,375
Lone Star Steakhouse Saloon  2,600  67,600
McDonald's Corp.   246,700  11,918,694
Morton's Restaurant Group, Inc. (a)  316,900  6,298,388
Papa John's International, Inc. (a)  14,400  529,200
Rainforest Cafe, Inc. (a)  11,100  281,663
ShowBiz Pizza Time, Inc. (a)  77,700  2,049,338
Starbucks Corp. (a)  17,600  685,300
30,124,896
TOTAL MEDIA & LEISURE   196,743,269
NONDURABLES - 3.8%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   17,900  1,432,000
BEVERAGES - 0.7%
Cadbury-Schweppes PLC Ord.  1,103,597  9,847,166
Coors (Adolph) Co. Class B  25,000  665,625
COTT Corp.  6,200  66,012
PepsiCo, Inc.   343,600  12,906,475
  23,485,278
FOODS - 1.5%
CPC International, Inc.   2,100  193,856
Campbell Soup Co.   133,400  6,670,000
Dean Foods Co.   103,100  4,162,663

Dole Food, Inc.   30,000  1,282,500
Earthgrains Co.   6,200  406,488
Flowers Industries, Inc.   30,000  504,375
Hershey Foods Corp.  83,500  4,618,594
Interstate Bakeries Corp.  7,800  462,638
Nabisco Holdings Corp. Class A  182,500  7,277,188
Nestle SA (Reg.)  6,735  8,875,546
Ralston Purina Co.   83,600  6,870,875
Sara Lee Corp.   87,100  3,625,538
Tasty Baking Co.   500  8,750
Tootsie Roll Industries, Inc.   23,455  1,043,748
Tyson Foods, Inc.   88,400  1,690,650
  47,693,409
HOUSEHOLD PRODUCTS - 1.3%
Church & Dwight Co., Inc.   24,200  647,350
Dial Corp.   249,800  3,903,125
Estee Lauder Companies, Inc.   12,100  608,025
Gillette Co.   163,100  15,453,725
Premark International, Inc.   69,500  1,859,125
Stanhome, Inc.   5,500  180,813
Unilever NV:
 Ord.   74,810  15,738,248
 ADR  21,430  4,587,359
  42,977,770
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
TOBACCO - 0.2%
Consolidated Cigar Holdings, Inc.
 Class A (a)  93,000 $ 2,580,750
Culbro Corp. (a)  2,200  306,213
Dimon, Inc.   7,200  190,800
Gallaher Group PLC sponsored ADR (a)  79,700  1,469,469
General Cigar Holdings, Inc. Class A  10,700  314,981
Swisher International Group, Inc.
 Class A  60,100  1,036,725
Universal Corp.   8,200  260,350
  6,159,288
TOTAL NONDURABLES     121,747,745
PRECIOUS METALS - 0.7%
Euro-Nevada Mining Ltd.   177,700  5,470,068
Franco-Nevada Mining Corp.    228,900  11,481,060
Getchell Gold Corp. (a)  43,300  1,526,325
Indochina Goldfields Ltd. (a)  133,900  630,391
Indochina Goldfields Ltd. (a)(b)  75,600  355,919
Newmont Mining Corp.   48,000  1,872,000
  21,335,763
RETAIL & WHOLESALE - 7.4%
APPAREL STORES - 0.8%
AnnTaylor Stores Corp. (a)  53,600  1,045,200
Charming Shoppes, Inc. (a)  1,202,800  6,277,113
Footstar, Inc. (a)  17,500  457,188
Gap, Inc.   113,000  4,392,875
Goody's Family Clothing (a)  161,900  4,432,013
Payless ShoeSource, Inc. (a)  34,488  1,886,063
Ross Stores, Inc.   9,800  320,338
TJX Companies, Inc.  219,000  5,776,125
  24,586,915
DRUG STORES - 0.9%
CVS Corp.   524,061  26,858,126
General Nutrition Companies, Inc. (a)  12,400  347,200
  27,205,326
GENERAL MERCHANDISE STORES - 2.2%
Coles Myer Ltd.   261,700  1,359,096
Costco Companies, Inc. (a)  227,400  7,475,775
Dayton Hudson Corp.   176,400  9,382,275
Dollar Tree Stores (a)  20,000  1,007,500
Federated Department Stores, Inc. (a)  41,800  1,452,550
Hudson's Bay Co. Ord.   7,000  157,172
K mart Corp. (a)  319,200  3,910,200
Kohls Corp. (a)  54,600  2,890,388
Meyer (Fred), Inc. (a)  38,900  2,010,644
Michaels Stores, Inc. (a)  3,600  76,275
99 Cents Only Stores (a)  50,000  1,506,250
Nordstrom, Inc.  72,500  3,557,031
Stein Mart, Inc. (a)  99,200  2,976,000
Wal-Mart Stores, Inc.   685,200  23,168,325
Woolworth Corp. (a)  347,200  8,332,800
Woolworths Ltd.   440,700  1,444,973
  70,707,254
GROCERY STORES - 1.1%
Ahold NV  23,645  1,993,591
American Stores Co.  9,600  474,000
Asda Group PLC  866,100  1,787,828
Dominick's Supermarkets, Inc. (a)  161,000  4,286,625

SHARES VALUE (NOTE 1)
Fleming Companies, Inc.   28,500 $ 513,000
Loblaw Companies Ltd.   37,600  517,437
Quality Food Centers, Inc. (a)  142,200  5,403,600
Richfood Holdings, Inc. Class A  313,100  8,140,600
Safeway, Inc. (a)  289,600  13,357,800
  36,474,481
RETAIL & WHOLESALE, MISCELLANEOUS - 2.4%

Barnes & Noble, Inc. (a)  2,200  94,600
Bed Bath & Beyond, Inc.   1,000  30,375
Circuit City Stores, Inc. - Circuit City
 Group  223,900  7,962,444
Comcast Corp.:
 Class A  109,000  2,282,188
 Class A special  123,800  2,646,225
Fabri-Centers of America, Inc.
 Class A (a)  3,500  95,375
Fingerhut Companies, Inc.   23,100  402,806
Hancock Fabrics, Inc.   79,400  1,091,750
Home Depot, Inc. (The)  493,800  34,041,338
Pier 1 Imports, Inc.   7,200  190,800
Staples, Inc. (a)  307,100  7,140,075
Tiffany & Co., Inc.   39,700  1,833,644
Toys "R" Us, Inc. (a)  253,507  8,872,745
U.S. Office Products Co. (a)  291,600  8,912,025
Viking Office Products, Inc. (a)  16,300  309,700
Williams-Sonoma, Inc.   1,000  42,750
  75,948,840
TOTAL RETAIL & WHOLESALE   234,922,816
SERVICES - 3.4%
ADVERTISING - 0.4%
Interpublic Group of Companies, Inc.   75,400  4,622,963
Lycos, Inc. (a)  5,200  66,300
Omnicom Group, Inc.   64,400  3,968,650
Outdoor Systems, Inc. (a)  88,200  3,373,650
  12,031,563
EDUCATIONAL SERVICES - 0.0%
Apollo Group, Inc. Class A (a)  700  24,675
LEASING & RENTAL - 0.6%
Alrenco, Inc. (a)  150,000  1,987,500
Budget Group, Inc. Class A (a)  106,600  3,677,700
Danka Business Systems PLC
 sponsored ADR  21,300  870,638
Hanover Compressor Co.   2,400  46,800
Hertz Corp. Class A  185,700  6,685,200
Rent-Way, Inc. (a)  37,800  557,550
Republic Industries, Inc. (a)  162,400  4,039,700
Ryder Systems, Inc.   48,300  1,593,900
  19,458,988
PRINTING - 0.2%
ASM Lithography Holding NV (a)  56,800  3,322,800
Standard Register Co.   72,300  2,214,188
Valassis Communications, Inc. (a)  35,400  849,600
  6,386,588
SERVICES - 2.2%
ADT Ltd. (a)  465,900  15,374,700
APAC Teleservices, Inc. (a)  695,000  13,509,063
AccuStaff, Inc. (a)  186,400  4,415,350
Assisted Living Concepts, Inc. (a)  8,100  223,763
Borg Warner Security Corp. (a)  37,400  668,525
Corestaff, Inc.   3,100  83,700
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - CONTINUED
Corrections Corp. of America (a)  29,700 $ 1,180,575
Dun & Bradstreet Corp.   48,300  1,267,875
Ecolab, Inc.   237,400  11,335,850
Hays PLC  271,800  2,579,053
International Service Systems AS,
 Series B (a)  22,100  791,948
Learning Tree International, Inc. (a)  12,200  541,375
National Service Industries, Inc.   48,300  2,351,606
Norrell Corp. GA  7,100  234,300
Personnel Group of America, Inc. (a)  6,900  198,806
Pierce Leahy Corp.   8,600  154,800
Pittston Co. (Brinks Group)  7,600  228,000
Premier Technologies, Inc. (a)  11,700  304,200
Registry, Inc.   1,200  55,200
Rentokil Group PLC  741,244  2,598,696
Robert Half International, Inc. (a)  64,600  3,040,238
Securicor Group PLC  528,800  2,508,836
Securitas AB Class B  83,800  2,366,067
Service Corp. International  8,300  272,863
Snyder Communications, Inc. (a)  15,200  409,450
Staffmark, Inc. (a)  17,300  387,088
SGS Societe Generale de Surveillance
Holdings SA:
(Bearer)  900  1,921,314
(Reg.)  1,340  527,198
Telespectrum Worldwide, Inc. (a)  135,700  954,141
Wackenhut Corp.   2,600  62,400
Wackenhut Corrections Corp. (a)  27,900  812,588
  71,359,568
TOTAL SERVICES   109,261,382
TECHNOLOGY - 14.7%
COMMUNICATIONS EQUIPMENT - 4.2%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  258,660  32,375,388
ADC Telecommunications, Inc.   11,300  377,138
Advanced Fibre Communication, Inc.   93,900  5,669,213
Boston Technology, Inc. (a)  27,600  815,925

Ciena Corp.   84,800  3,996,200
Cisco Systems, Inc. (a)  49,900  3,349,538
DSC Communications Corp. (a)  66,700  1,484,075
Davox Corp. (a)  23,650  845,488
Dynatech Corp. (a)  31,300  1,118,975
Ericsson (L.M.) Telephone Co.:
 Class B  5,800  228,740
 Class B ADR  116,800  4,599,000
Lucent Technologies, Inc.   482,600  34,777,363
Newbridge Networks Corp. (a)  212,000  9,222,000
Nokia Corp. AB sponsored ADR  111,900  8,252,625
Northern Telecom Ltd.   184,200  16,603,549
Tekelec (a)  9,800  346,675
Tellabs, Inc. (a)  156,300  8,733,263
  132,795,155
COMPUTER SERVICES & SOFTWARE - 3.6%
Acxiom Corp. (a)  2,100  43,050
Advanced Communication Systems, Inc.   275,100  2,097,638
Alphanet Solutions, Inc. (a)  29,900  441,025
Aspen Technology, Inc. (a)  2,500  94,063
Automatic Data Processing, Inc.   280,300  13,174,100
Broderbund Software, Inc. (a)  49,300  1,217,094
Baan Co. NV (a)  23,100  1,591,013

 SHARES VALUE (NOTE 1)
CBT Group PLC sponsored ADR (a)  20,000 $ 1,262,500
CUC International, Inc. (a)  321,300  8,293,556
Ceridian Corp. (a)  252,216  10,656,126
Citrix Systems, Inc. (a)  61,300  2,689,538
Computer Learning Centers, Inc.   2,000  84,000
Computer Sciences Corp. (a)  17,600  1,269,400
DST Systems, Inc.   94,000  3,131,375
ECI Telecom Ltd.   51,600  1,535,100
Electronic Arts, Inc. (a)  11,700  393,413
Electronics for Imaging, Inc.   4,000  189,000
Engineering Animation, Inc. (a)  36,900  1,245,375
Equifax, Inc.   145,300  5,403,344
First Data Corp.   172,000  7,557,250
GT Interactive Software, Inc. (a)  94,000  1,116,250
HBO & Co.   11,900  819,613
Intersolv, Inc. (a)  22,600  211,875
Keane, Inc. (a)  67,400  3,504,800
Maxis, Inc. (a)  32,000  384,000
McAfee Associates, Inc. (a)  37,900  2,392,438
Metro Information Services, Inc.   3,100  61,225
Microsoft Corp. (a)  302,300  38,203,163
Netscape Communications Corp. (a)  12,400  397,575
New Era of Networks, Inc.   27,800  458,700
Ontrack Data International, Inc.   3,600  82,800
Open Market, Inc. (a)  48,000  636,000
Oracle Systems Corp. (a)  4,400  221,650
Paychex, Inc.   11,250  427,500
RWD Technologies, Inc.   500  8,625
Radiant Systems, Inc.   4,400  91,850
Saville Systems Ireland PLC
 sponsored ADR (a)  19,000  988,000
Scopus Technology, Inc. (a)  46,500  1,040,438
Simulation Sciences, Inc.   7,700  117,425
Symantec Corp. (a)  6,300  122,850
USCS International, Inc. (a)  23,000  753,250
Visio Corp. (a)  8,600  606,300
  115,014,287
COMPUTERS & OFFICE EQUIPMENT - 2.3%
Apex PC Solutions, Inc.   2,600  51,350
Bay Networks, Inc. (a)  5,200  138,125
Bell & Howell Co. (a)  13,700  422,131
Compaq Computer Corp. (a)  147,000  14,589,750
Comverse Technology, Inc. (a)  14,700  764,400
Creative Technology Corp. Ltd. (a)  36,700  623,900
Data General Corp. (a)  53,900  1,401,400
Dell Computer Corp. (a)  117,100  13,751,931
Diebold, Inc.   10,575  412,425
EMC Corp. (a)  455,600  17,768,400
International Business Machines Corp.  48,000  4,329,000
Kronos, Inc. (a)  58,800  1,617,000
Overland Data, Inc.   6,300  33,863
Pitney Bowes, Inc.   97,600  6,783,200
Procom Technology, Inc.   44,900  482,675
Quantum Corp. (a)  136,200  2,766,563
Seagate Technology (a)  500  17,594
Stratus Computer, Inc. (a)  27,900  1,395,000
Sun Microsystems, Inc. (a)  38,500  1,432,922
Symbol Technologies, Inc.  132,300  4,448,588
73,230,217
ELECTRONIC INSTRUMENTS - 1.1%
Applied Materials, Inc. (a)  104,200  7,378,663
KLA Instruments Corp. (a)  31,400  1,530,750
Laser Power Corp.   100,000  587,500
Perkin-Elmer Corp.   142,100  11,305,831
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - CONTINUED
Tektronix, Inc.   28,000 $ 1,680,000

Teradyne, Inc. (a)  51,100  2,005,675
Thermo Electron Corp. (a)  219,800  7,473,200
Thermoquest Corp. (a)  5,100  79,050
Waters Corp. (a)  113,100  4,057,463
  36,098,132
ELECTRONICS - 3.3%
Altera Corp. (a)  92,300  4,661,150
Analog Devices, Inc. (a)  15,200  403,750
DII Group, Inc.  9,300  409,200
Etec Systems, Inc. (a)  4,900  210,088
Griffon Corp. (a)  118,300  1,619,231
Intel Corp.   111,700  14,167,069
KEMET Corp. (a)  15,700  390,538
Kent Electronics Corp. (a)  7,400  271,488
Lattice Semiconductor Corp. (a)  49,100  2,774,150
Linear Technology Corp.  35,400  1,831,950
MRV Communications, Inc. (a)  12,400  365,800
Maxim Integrated Products, Inc. (a)  53,700  3,054,188
Micro Linear Corp. (a)  17,000  178,500
Microchip Technology, Inc. (a)  29,300  871,675
Micron Technology, Inc.  259,700  10,371,769
Motorola, Inc.  120,900  9,188,400
National Semiconductor Corp. (a)  206,000  6,308,750
PMC-Sierra, Inc. (a)  34,700  910,875
Photronics, Inc. (a)  8,100  386,775
SGS Thomson Microelectronics NV (a)  7,400  592,000
Sanmina Corp. (a)  5,950  377,825
Semtech Corp. (a)  52,400  1,912,600
Solectron Corp. (a)  25,500  1,785,000
Sterling Commerce, Inc.   9,400  309,025
Storage Technology Corp. (a)  75,500  3,359,750
Texas Instruments, Inc.   381,900  32,103,469
Unitrode Corp. (a)  102,600  5,168,475
Vishay Intertechnology, Inc.   115  3,328
Vitesse Semiconductor Corp. (a)  33,000  1,078,688
Zero Corp.   74,400  1,953,000
  107,018,506
PHOTOGRAPHIC EQUIPMENT - 0.2%
Polaroid Corp.   125,500  6,965,250
TOTAL TECHNOLOGY   471,121,547
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.3%
Comair Holdings, Inc.   13,600  376,550
Continental Airlines, Inc. Class B (a)  169,400  5,918,413
Delta Air Lines, Inc.   33,900  2,779,800
Ryanair Holdings PLC sponsored ADR  13,100  355,338
Viad Corp.   43,700  841,225
  10,271,326
RAILROADS - 0.3%
Bombardier, Inc. Class B  73,600  1,668,547
CSX Corp.   25,100  1,393,050
Canadian Pacific Ltd.   2,300  65,469
Canadian National Railway Co.   17,600  767,407
Wisconsin Central Transportation
 Corp. (a)  158,200  5,892,950
  9,787,423

 SHARES VALUE (NOTE 1)
TRUCKING & FREIGHT - 0.5%
Air Express International Corp.    7,700 $ 306,075
Airborne Freight Corp.   1,500  62,813
CNF Transportation, Inc.    168,700  5,440,575
Expeditors International of
 Washington, Inc.   84,800  2,406,200
Roadway Express, Inc.   21,300  497,888
Swift Transportation Co., Inc. (a)  43,400  1,280,300
USFreightways Corp.   98,200  2,540,925
Werner Enterprises, Inc.   3,400  65,875
XTRA Corp.   4,600  202,113
Yellow Corp. (a)  124,100  2,776,738
15,579,502
TOTAL TRANSPORTATION   35,638,251
UTILITIES - 2.9%
CELLULAR - 0.3%
Mobile Telecommunications Technologies,
 Inc. (a)  138,900  1,988,006
Vodafone Group PLC sponsored ADR  128,100  6,204,844
  8,192,850
ELECTRIC UTILITY - 0.5%
Edison International  333,200  8,288,350
National Grid Co. PLC  1,637,600  5,983,817
Ogden Corp.   9,300  202,275
  14,474,442
GAS - 0.2%
El Paso Natural Gas Co.   81,400  4,477,000
Enron Corp.  39,300  1,603,931
Sonat, Inc.  28,800  1,476,000
  7,556,931
TELEPHONE SERVICES - 1.9%
Brooks Fiber Properties, Inc. (a)  122,500  4,134,375
Cable & Wireless PLC Ord.   666,900  6,106,036
Cincinnati Bell, Inc.   27,000  850,500
Excel Communication, Inc.   20,300  583,625
MCI Communications Corp.   192,000  7,350,000

McLeodUSA, Inc.   132,600  4,475,250
Qwest Communications
 International, Inc.   45,000  1,226,250
Sprint Corp.   5,600  294,700
STAR Telecommunications, Inc.   49,400  654,550
Tel-Save Holdings, Inc. (a)  2,600  39,650
Telco Communications Group, Inc.   40,000  1,300,000
Teleport Communications Group, Inc.
 Class A (a)  101,000  3,446,625
US WEST Media Group (a)  108,400  2,195,100
WorldCom, Inc. (a)  909,390  29,100,480
 61,757,141
TOTAL UTILITIES  91,981,364
TOTAL COMMON STOCKS
 (Cost $2,418,784,303)  2,972,841,525
PREFERRED STOCKS - 0.8%
CONVERTIBLE PREFERRED STOCKS - 0.3%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Vornado Realty Trust $3.25, Series A  120,800  6,538,300
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc.,
 Series E, $7.00   8,400 $ 2,394,000
TOTAL CONVERTIBLE PREFERRED STOCKS   8,932,300
NONCONVERTIBLE PREFERRED STOCKS - 0.5%
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
SAP AG  27,900  5,754,225
UTILITIES - 0.4%
TELEPHONE SERVICES - 0.4%
Stet (Societa Finanziaria
 Telefonica) Spa  1,396,200  4,838,120
Telecom Italia Mobile Spa de Risp  4,234,800  7,516,731
 12,354,851
TOTAL NONCONVERTIBLE PREFERRED STOCKS   18,109,076
TOTAL PREFERRED STOCKS
 (Cost $25,279,293)   27,041,376
CONVERTIBLE BONDS - 0.1%
 MOODY'S PRINCIPAL
 RATINGS (C) AMOUNT
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
NovaCare, Inc.
 5 1/2%, 1/15/00 B1 $ 1,624,000  1,526,560
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Home Shopping Network, Inc.
 5 7/8%, 3/1/06 (b) B-  445,000  570,713
Home Shopping Network, Inc.
 5 7/8%, 3/1/06 B3  29,000  37,193
Jacor Communications, Inc.
 liquid yield option notes
 0%, 6/12/11 B3  302,000  169,498
  777,404
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
National Semiconductor Corp.
 6 1/2%, 10/1/02 (b) Ba2  1,355,000  1,397,344
TOTAL CONVERTIBLE BONDS
 (Cost $3,298,523)   3,701,308
U.S. TREASURY OBLIGATIONS - 1.2%
7 5/8%, 2/15/25 Aaa $ 30,000,000  32,850,000
6 3/4%, 8/15/26 Aaa  5,000,000  4,948,450
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $38,564,727)   37,798,450
CASH EQUIVALENTS - 4.9%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97  $ 157,004,858 $ 156,979,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,642,905,846) $  3,198,361,659
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,954,433 or 0.1% of net assets.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Cutter & Buck, Inc.  $ - $ 130,000 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,581,519,143 and $2,067,054,575, respectively, of which U.S. government and government agency obligations aggregated $12,330,855 and $83,163,081, respectively.
The market value of futures contracts opened and closed during the period amounted to $191,296,108 and $192,542,878, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $736,024 for the period.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  85.1%
Netherlands   2.6
United Kingdom  2.6
Canada  2.2
Netherland Antilles  1.6
Switzerland  1.4
France  1.4
Bermuda  1.1
Others (individually less than 1%)  2.0
TOTAL  100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $2,644,690,371. Net unrealized appreciation aggregated $553,671,288, of which $586,693,869 related to appreciated investment securities and $33,022,581 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment in                                 $ 3,198,361,659
securities, at
value (including
repurchase
agreements of
$156,979,000) (cost
$2,642,905,846) -
See accompanying
schedule

Receivable for                                  59,459,081
investments sold

Receivable for fund                             6,523,051
shares sold

Dividends receivable                            2,975,377

Interest receivable                             1,050,854

 TOTAL ASSETS                                   3,268,370,022

LIABILITIES

Payable to custodian         $ 9,448
bank

Payable for                   42,551,506
investments
purchased

Payable for fund             751,649
shares redeemed

Accrued management          1,562,871
fee

Other payables and            294,808
accrued expenses

 TOTAL LIABILITIES                              45,170,282

NET ASSETS                                    $  3,223,199,740

Net Assets consist of:

Paid in capital                               $  2,591,680,584

Undistributed net                               14,872,629
investment income

Accumulated                                     61,194,489
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                 555,452,038

appreciation
(depreciation) on
investments
and assets and
liabilities in foreign
currencies

NET ASSETS, for                            $3,223,199,740
179,793,883 shares
outstanding

NET ASSET VALUE,                           $17.93
offering price
and redemption
price per share
($3,223,199,740 (divided by)
179,793,883
shares)


STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME                                             $ 16,173,638
Dividends

Interest                                                         9,201,324

 TOTAL INCOME                                                   25,374,962

EXPENSES

Management fee                             $ 8,331,378

Transfer agent fees                            997,003

Accounting fees and                            401,998
expenses

Non-interested                                 5,810
trustees'
compensation

Custodian fees and                             207,894
expenses

Registration fees                              13,357

Audit                                          20,419

Legal                                          2,911

Miscellaneous                                  46,997

 Total expenses                                10,027,767
before reductions

 Expense reductions                            (513,563        9,514,204
                                              )

NET INVESTMENT                                                 15,860,758
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                                    69,106,380
securities (including

realized gain of
$2,496 on sales of
investments in
affiliated issuers)

 Foreign currency                              (13,416
transactions                                  )

 Futures contracts                             1,246,770       70,339,734

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                                    232,852,484
securities

 Assets and                                    (4,098          232,848,386
liabilities in                                )
 foreign currencies

NET GAIN (LOSS)                                                303,188,120

NET INCREASE                               $319,048,878
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                          $ 506,300
 Expense reductions
 Directed
brokerage
arrangements

  Custodian interest                         7,263
credits

                                           $ 513,563


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS        YEAR ENDED
                                    ENDED             DECEMBER 31,
                                    JUNE 30, 1997     1996
                                    (UNAUDITED)
Operations                          $ 15,860,758      $ 20,976,837
Net investment
income

 Net realized gain                    70,339,734        49,001,422
(loss)

 Change in net                        232,848,386      254,150,553
unrealized
appreciation
(depreciation)

 NET INCREASE                         319,048,878      324,128,812
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                      (21,846,321)     -
shareholders
From net
investment income

 From net realized                    (57,736,705)     (9,296,351)
gain

 TOTAL DISTRIBUTIONS                  (79,583,026)     (9,296,351)

Share transactions                    704,874,447      1,380,209,873
Net proceeds from
sales of shares

 Reinvestment of                      79,583,026       9,296,351
distributions

 Cost of shares                       (194,826,644)    (187,235,370)
redeemed

 NET INCREASE                         589,630,829      1,202,270,854
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                      829,096,681      1,517,103,315
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                  2,394,103,059    876,999,744

 End of period                      $  3,223,199,740  $ 2,394,103,059
(including
undistributed net
investment
income of
$14,872,629 and
$20,976,837,
respectively)

OTHER INFORMATION
Shares

 Sold                                  42,121,561       92,660,951

 Issued in                             4,834,935        674,626
reinvestment of
distributions

 Redeemed                              (11,722,580)     (12,369,121)

 Net increase         35,233,916        80,966,456
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                          SIX MONTHS      YEARS ENDED    JANUARY 3, 1995
                          ENDED           DECEMBER 31,   (COMMENCEMENT
                          JUNE 30, 1997                  OF OPERATIONS) TO
                                                         DECEMBER 31,

SELECTED PER-SHARE DATA   (UNAUDITED)     1996           1995
Net asset value,          $ 16.56         $ 13.79        $ 10.00
beginning of period

Income from
Investment
Operations

 Net investment            .10 D           .14            .06
income

 Net realized and          1.78            2.76           3.91
unrealized gain
(loss)

 Total from                1.88            2.90           3.97
investment
operations

Less Distributions

 From net                 (.14)            -             (.06)
investment income

 From net realized        (.37)            (.13)         (.12)
gain

 Total distributions      (.51)            (.13)         (.18)

Net asset value, end     $ 17.93          $ 16.56       $ 13.79
of period

TOTAL RETURN B, C          11.63%           21.22%        39.72%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of       $3,223,200       $2,394,103    $ 877,000
period (000
omitted)

Ratio of expenses to       .73% A           .74%         .72%
average net assets

Ratio of expenses to       .69% A, E        .71% E       .72%
average net assets
after expense
reductions

Ratio of net              1.16% A          1.33%        1.07%
investment income
to average net
assets

Portfolio turnover rate   163% A           178%         132%

Average commission      $  .0365         $  .0343
rate F

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E  FMR OR THE FUND HAS ENTERED INTO VARYING

ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                        PAST 1   PAST 5   PAST 10
JUNE 30, 1997                                         YEAR    YEARS    YEARS

GROWTH                                               17.92%   19.89%    14.33%

S&P 500 (registered trademark)                       34.70%   19.78%    14.64%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT
INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

$10,000 OVER  THE PAST 10 YEARS
  1995/01/03      10000.00              10000.00
  1995/01/31      10060.00              10258.23
  1995/02/28      10370.00              10658.00
  1995/03/31      10560.00              10972.51
  1995/04/30      10930.00              11295.66
  1995/05/31      11440.00              11747.14
  1995/06/30      11790.00              12020.03
  1995/07/31      12180.00              12418.61
  1995/08/31      12260.00              12449.78
  1995/09/30      12470.00              12975.16
  1995/10/31      12560.00              12928.84
  1995/11/30      12920.00              13496.42
  1995/12/31      13251.81              13756.36
  1996/01/31      13444.45              14224.63
  1996/02/29      13434.43              14356.49
  1996/03/31      13393.72              14494.74
  1996/04/30      13607.45              14708.39
  1996/05/31      13912.77              15087.72
  1996/06/30      14024.73              15145.21
  1996/07/31      13617.62              14476.09
  1996/08/31      13699.05              14781.39
  1996/09/30      14360.59              15613.29
  1996/10/31      14950.89              16043.91
  1996/11/30      16080.60              17256.66
  1996/12/31      15673.50              16914.81
  1997/01/31      16416.46              17971.65
  1997/02/28      16573.05              18112.54
  1997/03/31      15727.48              17368.30
  1997/04/30      16446.21              18405.19
  1997/05/31      17513.74              19525.70
  1997/06/30      18095.06              20400.45
Let's say hypothetically that $10,000 was invested in Growth Portfolio on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $38,148 - a 281.48% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,269 - a 292.69% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                            % OF FUND'S
                                            INVESTMENTS

Philip Morris Companies, Inc.               4.3

Microsoft Corp.                             3.3

Merck & Co., Inc.                           3.1

Wal-Mart Stores, Inc.                       2.3

Boeing Co.                                  2.2

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                                            % OF FUND'S
                                            INVESTMENTS

Technology                                  20.1

Health                                      16.7

Nondurables                                  9.2

Retail & Wholesale                           8.5

Finance                                      7.8

ASSET ALLOCATION AS OF JUNE 30, 1997 *
Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 91.59999999999999
Stocks  91.6%
Short-term investments 8.4%
FOREIGN INVESTMENTS 6.8%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Jennifer Uhrig,
Portfolio Manager of Growth Portfolio
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. The performance was disappointing. For the six months that ended June 30, 1997, the fund underperformed the Standard & Poor's 500 Index, which had a six-month return of 20.61%. For the 12-month period that ended June 30, 1997, the fund trailed the S&P 500's return of 34.70%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. A distinct lack of market breadth during the period affected the performance of many diversified stock funds, as much of the market's gain throughout the period was concentrated among a select group of household-name, large-cap stocks. Many of these "mega-cap" stocks comprised the top tier of the S&P 500. The fund participated in this rally to some extent - I increased the fund's weightings in the market's 50 largest stocks to around 35% of total investments - but I wasn't overweighted in enough of them to fully capitalize on the large-cap rally. Additionally, a technology stock correction in early 1997 had a negative impact on performance.
Q. WHAT SORTS OF CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND IN
JANUARY?
A. First off, I've reduced the number of individual positions within the portfolio. Rather than having an abundance of smaller positions, none of which are particularly meaningful to performance, I've concentrated on the stocks in which I'm most confident. A by-product of this strategy is that the concentration among the fund's top positions has increased. At the beginning of the period, the fund's top 10 positions comprised approximately 18% of the fund's investments; at the end of the period, that percentage had jumped to approximately 25%. In addition, I also raised the fund's average market capitalization weighting. At the beginning of the period, the fund's weighted market cap was around $13 billion. This figure rose to around $23 billion by period's end, but still was well below the S&P 500's average market cap of $33 billion.
Q. WHICH STOCKS PERFORMED WELL? WHERE DID THE DISAPPOINTMENTS LIE?
A. Health care stocks did well, with some of the larger pharmaceutical companies leading the way. The fund owned large-cap health care names such as Bristol-Myers Squibb and Schering-Plough, both of which performed well. Other stocks that contributed positively included WorldCom, a telecommunications services company, CompUSA and Philip Morris. Retail stocks, on the other hand, turned in a subpar performance as the fund's positions in PETsMART, Viking Office Products and Just for Feet had negative effects on performance.
Q. PHILIP MORRIS IS THE FUND'S LARGEST SINGLE POSITION AT AROUND 4.3%. CAN YOU EXPLAIN HOW THIS STOCK WILL BE AFFECTED BY THE RECENT TOBACCO LITIGATION SETTLEMENT?
A. I think the settlement will eventually benefit everyone involved. Cigarette prices will likely rise, as tobacco companies search for ways to fund their liabilities. From a public health perspective, a price increase would almost certainly reduce the number of smokers. So that's positive. From a shareholder perspective, Philip Morris' earnings may be affected by lower sales volumes, but any decline may be offset by the potential for the stock's price-to-earnings ratio to rise. This is because the valuation of the stock was penalized during litigation due to certain risks. As a final note, I would add that the settlement still needs to go to Congress to become law. So while the settlement appears logical from all sides, it still may get bogged down in the political arena.
Q. WHAT'S YOUR OUTLOOK?
A. Over the past year or so, stocks in general have benefited from favorable investment conditions. Economic growth has remained strong and, with no signs of inflation, interest rate levels have remained low. I don't know how long this backdrop can continue, but I'm optimistic about the outlook for growth stocks. High interest rates, even more so than weak earnings, have a negative influence on growth stocks. I think higher rates, as a result of an acceleration in the economy and higher inflation, are unlikely given the Federal Reserve Board's recent action to reign in the economy before it overheats.

FUND FACTS
GOAL: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks
START DATE: January 3, 1995
SIZE: as of June 30, 1997, more than
$706 million
MANAGER: George Vanderheiden, since
inception; joined Fidelity in 1971
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.8%
AEROSPACE & DEFENSE - 3.3%
Boeing Co.   2,843,000 $ 150,856,688
Gulfstream Aerospace Corp. (a)  514,300  15,171,850
Lockheed Martin Corp.   323,800  33,533,538
United Technologies Corp.   301,000  24,983,000
Wyman-Gordon Co. (a)  184,200  4,973,400
  229,518,476
DEFENSE ELECTRONICS - 0.5%
Raytheon Co.   619,000  31,569,000
TOTAL AEROSPACE & DEFENSE   261,087,476
BASIC INDUSTRIES - 3.1%
CHEMICALS & PLASTICS - 1.0%
Air Products & Chemicals, Inc.   158,300  12,861,875
Cytec Industries, Inc. (a)  443,300  16,568,338
Monsanto Co.   782,700  33,705,019
Praxair, Inc.   178,300  9,984,800
  73,120,032
IRON & STEEL - 0.7%
Inland Steel Industries, Inc.   557,000  14,551,625
Nucor Corp.   555,500  31,385,750
  45,937,375
PACKAGING & CONTAINERS - 0.5%
Owens-Illinois, Inc.   1,050,100  32,553,100
PAPER & FOREST PRODUCTS - 0.9%
Kimberly-Clark Corp.   1,024,700  50,978,825
Stone Container Corp.   595,000  8,515,938
  59,494,763
TOTAL BASIC INDUSTRIES   211,105,270
DURABLES - 1.9%
AUTOS, TIRES, & ACCESSORIES - 0.2%
AutoZone, Inc. (a)  357,900  8,433,019
Circuit City Stores, Inc. - CarMax Group  324,500  4,644,406
  13,077,425
CONSUMER DURABLES - 0.8%
Corning, Inc.   491,300  27,328,563
Minnesota Mining & Manufacturing Co.   255,400  26,050,800
  53,379,363
TEXTILES & APPAREL - 0.9%
Liz Claiborne, Inc.   322,500  15,036,563
Reebok International Ltd.   399,900  18,695,325
Timberland Co. Class A (a)(b)  481,700  31,310,500
  65,042,388
TOTAL DURABLES   131,499,176
ENERGY - 6.1%
ENERGY SERVICES - 3.7%
Dresser Industries, Inc.   657,100  24,476,975
Falcon Drilling, Inc. (a)  445,000  25,643,125
Halliburton Co.   800,200  63,415,850
Schlumberger Ltd.   769,600  96,200,000
Transocean Offshore, Inc.   132,400  9,615,550
Varco International, Inc. (a)  292,000  9,417,000
Western Atlas, Inc. (a)  337,500  24,721,875
  253,490,375

 SHARES VALUE (NOTE 1)
OIL & GAS - 2.4%
British Petroleum PLC ADR  376,326 $ 28,177,409
Burlington Resources, Inc.   168,300  7,426,238
Chesapeake Energy Corp. (a)  372,000  3,650,250
EVI, Inc. (a)  154,000  6,468,000
Royal Dutch Petroleum Co.   706,800  38,432,250
Tosco Corp.   1,099,600  32,919,275
Total SA:
 Class B  310,400  31,355,668
 sponsored ADR  179,800  9,102,375
Union Pacific Resources Group, Inc.   247,441  6,155,095
Vintage Petroleum, Inc.   209,200  6,432,900
  170,119,460
TOTAL ENERGY   423,609,835
FINANCE - 7.8%
BANKS - 0.9%
Bank of New York Co., Inc.   533,900  23,224,650
NationsBank Corp.   642,500  41,441,250
  64,665,900
CREDIT & OTHER FINANCE - 1.7%
American Express Co.   645,600  48,097,200
Associates First Capital Corp.   271,600  15,073,800
Beneficial Corp.   266,900  18,966,581
Household International, Inc.   268,108  31,485,933
  113,623,514
FEDERAL SPONSORED CREDIT - 2.5%
Federal Home Loan Mortgage
Corporation  1,883,600  64,748,750
Federal National Mortgage Association 1,760,500 76,801,813 Student Loan Marketing Association 262,300 33,312,100
  174,862,663
INSURANCE - 2.7%
Allmerica Financial Corp. 313,100  12,484,863
Allstate Corp. 503,600  36,762,800
AMBAC, Inc. 424,200  32,398,275
American International Group, Inc. 300,000  44,812,500
MBIA, Inc. 92,000  10,378,750
UNUM Corp. 1,165,600  48,955,200
  185,792,388
TOTAL FINANCE 538,944,465
HEALTH - 16.7%
DRUGS & PHARMACEUTICALS - 9.0%
American Home Products Corp. 1,048,500  80,210,250
Barr Laboratories, Inc. (a)  52,400  2,305,600
Bristol-Myers Squibb Co.  1,834,600  148,602,600
Elan Corp. PLC ADR (a)  456,900  20,674,725
Genentech, Inc. (a)  356,900  21,034,794
Merck & Co., Inc. 2,084,900  215,787,150
Novartis sponsored ADR  485,400  38,832,000
Schering-Plough Corp.   1,198,000  57,354,250
SmithKline Beecham PLC ADR  429,400  39,343,775
  624,145,144
MEDICAL EQUIPMENT & SUPPLIES - 4.9%
Abbott Laboratories  1,103,400  73,651,950
Boston Scientific Corp. (a)  569,000  34,957,938
Cardinal Health, Inc.   210,100  12,028,225
Johnson & Johnson  2,193,300  141,193,688
Medtronic, Inc.   275,600  22,323,600
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
St. Jude Medical, Inc. (a)  777,700 $ 30,330,300
Sofamor/Danek Group, Inc. (a)  346,300  15,843,225
Sybron International Corp. (a)  259,100  10,331,613
  340,660,539
MEDICAL FACILITIES MANAGEMENT - 2.8%
Carematrix Corp. (a)  205,300  5,068,344
Columbia/HCA Healthcare Corp.   621,837  24,445,967
HEALTHSOUTH Rehabilitation
 Corp. (a)  1,907,800  47,575,763
Health Management Associates, Inc.
 Class A (a)  672,800  19,174,800
Humana, Inc. (a)  518,900  11,999,563
Oxford Health Plans, Inc. (a)  448,700  32,194,225
Tenet Healthcare Corp. (a)  741,800  21,929,463
United HealthCare Corp.   632,500  32,890,000
  195,278,125
TOTAL HEALTH   1,160,083,808
HOLDING COMPANIES - 0.4%
Norfolk Southern Corp.   289,500  29,167,125
INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%
ELECTRICAL EQUIPMENT - 1.5%
General Electric Co.   876,300  57,288,113
Harris Corp.   277,900  23,343,600
Westinghouse Electric Corp.   1,159,700  26,818,063
  107,449,776
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Tyco International Ltd.   169,500  11,790,844
POLLUTION CONTROL - 0.6%
USA Waste Services, Inc. (a)  918,700  35,484,788
Zurn Industries, Inc.   146,500  4,211,875
  39,696,663

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   158,937,283
MEDIA & LEISURE - 5.3%
BROADCASTING - 0.2%
Clear Channel Communications,
 Inc. (a)  168,800  10,391,750
ENTERTAINMENT - 1.6%
Disney (Walt) Co.   1,398,200  112,205,550
LEISURE DURABLES & TOYS - 0.2%
Harley-Davidson, Inc.   240,000  11,505,000
Nintendo Co. Ltd. Ord.   64,000  5,359,152
  16,864,152
LODGING & GAMING - 1.7%
Circus Circus Enterprises, Inc. (a)  635,100  15,639,338
HFS, Inc. (a)  891,500  51,707,000
Mirage Resorts, Inc. (a)  1,314,800  33,198,700
Sun International Hotels Ltd. Ord. (a)  487,900  18,021,806
  118,566,844
PUBLISHING - 0.5%
New York Times Co. (The) Class A  72,000  3,564,000
Times Mirror Co. Class A  534,700  29,542,175
  33,106,175

 SHARES VALUE (NOTE 1)
RESTAURANTS - 1.1%
Landry's Seafood Restaurants, Inc. (a)  324,100 $ 7,454,300
McDonald's Corp.   475,500  22,972,594
Starbucks Corp. (a)  1,093,300  42,570,369
  72,997,263
TOTAL MEDIA & LEISURE   364,131,734
NONDURABLES - 9.2%
BEVERAGES - 2.2%
Coca-Cola Enterprises, Inc.   805,400  18,524,200
PepsiCo, Inc.   3,600,600  135,247,538
  153,771,738
FOODS - 0.7%
Campbell Soup Co.   499,900  24,995,000
Hershey Foods Corp.   391,600  21,660,375
  46,655,375
HOUSEHOLD PRODUCTS - 1.4%
Clorox Co.   301,300  39,771,600
Procter & Gamble Co.   416,100  58,774,125
  98,545,725
TOBACCO - 4.9%
Philip Morris Companies, Inc.   6,685,600  296,673,500
RJR Nabisco Holdings Corp.   1,286,100  42,441,300
  339,114,800
TOTAL NONDURABLES   638,087,638
PRECIOUS METALS - 0.4%
Barrick Gold Corp.   415,000  9,032,521
Getchell Gold Corp. (a)  270,753  9,544,043
Newmont Mining Corp.   295,000  11,505,000
  30,081,564
RETAIL & WHOLESALE - 8.5%
APPAREL STORES - 1.1%
Just for Feet, Inc. (a)  1,110,500  19,364,344
Ross Stores, Inc.   550,100  17,981,394
TJX Companies, Inc.   1,065,200  28,094,650
Talbots, Inc.   264,700  8,999,800
  74,440,188
DRUG STORES - 1.0%
CVS Corp. 917,805  47,037,506
Rite Aid Corp. 497,600  24,817,800
  71,855,306
GENERAL MERCHANDISE STORES - 3.0%
Consolidated Stores Corp. (a)  667,812  23,206,467
Costco Companies, Inc. (a)  694,900  22,844,838
Wal-Mart Stores, Inc.  4,798,800  162,259,425
  208,310,730
GROCERY STORES - 0.1%
Safeway, Inc. (a)  200,500  9,248,063
RETAIL & WHOLESALE, MISCELLANEOUS - 3.3%
Bed Bath & Beyond, Inc. (a)  461,400  14,015,025
Corporate Express, Inc.  1,244,900  17,973,244
Home Depot, Inc. (The)  1,117,500  77,037,656
Lowe's Companies, Inc.   992,300  36,839,138
Officemax, Inc. (a)  490,600  7,083,038
Staples, Inc. (a)  386,400  8,983,800
Toys "R" Us, Inc. (a)  1,266,900  44,341,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
U.S. Office Products Co. (a)  243,300 $ 7,435,856
Viking Office Products, Inc. (a)  621,600  11,810,400
  225,519,657
TOTAL RETAIL & WHOLESALE   589,373,944
SERVICES - 1.7%
ADVERTISING - 0.1%
Omnicom Group, Inc.   82,900  5,108,713
EDUCATIONAL SERVICES - 0.2%
Apollo Group, Inc. Class A (a)  334,300  11,784,075
LEASING & RENTAL - 0.2%
Hanover Compressor Co.  5,100  99,450
Hertz Corp. Class A  328,100  11,811,600

  11,911,050
SERVICES - 1.2%
ADT Ltd. (a)  706,800  23,324,400
AccuStaff, Inc. (a)  1,002,500  23,746,719
Gartner Group, Inc. Class A (a)  837,000  30,079,688
Sitel Corp. (a)  497,900  10,269,188
  87,419,995
TOTAL SERVICES   116,223,833
TECHNOLOGY - 20.1%
COMMUNICATIONS EQUIPMENT - 3.6%
ADC Telecommunications, Inc. (a)  754,400  25,178,100
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR  16,000  404,000
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  599,900  75,086,970
Aspect Telecommunications Corp. (a)  822,000  18,289,500
Cisco Systems, Inc. (a)  94,900  6,370,163
Lucent Technologies, Inc.   835,900  60,237,044
Nokia Corp. AB sponsored ADR  458,300  33,799,625
Tellabs, Inc. (a)  583,700  32,614,238
  251,979,640
COMPUTER SERVICES & SOFTWARE - 7.8%
Broderbund Software, Inc. (a)  659,900  16,291,281
CUC International, Inc. (a)  1,482,600  38,269,613
Cadence Design Systems, Inc. (a)  573,300  19,205,550
CompUSA, Inc. (a)  2,059,700  44,283,550
Electronics for Imaging, Inc. (a)  345,900  16,343,775
Equifax, Inc.   420,500  15,637,344
Henry (Jack) & Associates, Inc.   165,600  4,015,800
Keane, Inc. (a)  344,100  17,893,200
Microsoft Corp. (a)  1,799,700  227,437,088
Oracle Systems Corp. (a)  810,800  40,844,050
Parametric Technology Corp. (a)  437,700  18,629,606
PeopleSoft, Inc. (a)  699,100  36,877,525
Policy Management Systems Corp. (a)  206,500  9,705,500
Sabre Group Holdings, Inc. Class A (a)  376,600  10,215,275
SunGard Data Systems, Inc. (a)  393,600  18,302,400
Yahoo, Inc. (a)  204,800  7,219,200
  541,170,757
COMPUTERS & OFFICE EQUIPMENT - 2.5%
Adaptec, Inc. (a)  692,400  24,060,900
Compaq Computer Corp. (a)  677,100  67,202,175
Fore Systems, Inc. (a)  1,457,200  19,854,350

 SHARES VALUE (NOTE 1)
Ingram Micro, Inc. Class A (a)  162,200 $ 3,913,075
Pitney Bowes, Inc.   379,500  26,375,250
Quantum Corp. (a)  560,400  11,383,125
SCI Systems, Inc. (a)  100,200  6,387,750
Tech Data Corp. (a)  539,400  16,957,388
  176,134,013
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)  210,600  14,913,113
Novellus Systems, Inc. (a)  33,600  2,906,400
Waters Corp. (a)  217,800  7,813,575
  25,633,088
ELECTRONICS - 5.8%
Altera Corp. (a)  393,100  19,851,550
Intel Corp.  359,900  51,038,319
Linear Technology Corp.   375,400  19,426,950
Maxim Integrated Products, Inc. (a)  273,700  15,566,688
Micron Technology, Inc.  950,600  37,964,588
Motorola, Inc.  716,600  54,461,600
Sanmina Corp. (a)  501,600  31,851,600
Solectron Corp. (a)  204,500  14,315,000
Texas Instruments, Inc.  1,315,400  110,575,813
Uniphase Corp. (a)  380,800  22,181,600
Xilinx, Inc. (a)  429,000  21,047,813
  398,281,521
TOTAL TECHNOLOGY   1,393,199,019
TRANSPORTATION - 0.5%
RAILROADS - 0.5%
Wisconsin Central Transportation
 Corp. (a)  919,800  34,262,550
UTILITIES - 3.8%
CELLULAR - 0.9%
AirTouch Communications, Inc. (a)  1,227,800  33,611,025
Nextel Communications, Inc.
 Class A (a)  659,800  12,494,963
Vanguard Cellular Systems, Inc.
 Class A (a)  1,146,700  15,623,788
  61,729,776
TELEPHONE SERVICES - 2.9%
Cincinnati Bell, Inc.   657,800  20,720,700
MCI Communications Corp.   260,300  9,964,609
Sprint Corp.   893,300  47,009,913
WorldCom, Inc. (a)  3,860,170  123,525,420
  201,220,642
TOTAL UTILITIES   262,950,418
TOTAL COMMON STOCKS
 (Cost $4,948,655,239)   6,342,745,138
CASH EQUIVALENTS - 8.4%
 MATURITY
 AMOUNT

Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.93%, dated
 6/30/97 due 7/1/97  $ 584,241,222  584,145,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $5,532,800,239)  $ 6,926,890,138
LEGEND
1. Non-income producing
2. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Timberland Co. Class A   $ 3,474,754 $ 1,222,255 $ - $ 31,310,500
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,244,176,604 and $4,238,684,327, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,377,437 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At June 30, 1996, the aggregate cost of investment securities for income tax purposes was $5,537,054,914. Net unrealized appreciation aggregated $1,389,835,224, of which $1,460,271,254 related to appreciated investment securities and $70,436,030 related to depreciated investment securities. VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
  JUNE 30, 1997 (UNAUDITED)

ASSETS
Investment in                                  $ 6,926,890,138
securities, at
value (including
repurchase
agreements of
$584,145,000) (cost
$5,532,800,239) -
See accompanying
schedule

Cash                                             251

Receivable for                                   18,347,400
investments sold

Receivable for fund                              3,541,061
shares sold

Dividends receivable                             7,495,963

Other receivables                                728,658

 TOTAL ASSETS                                    6,957,003,471

LIABILITIES

Payable for             $   15,738,603
investments
purchased

Payable for fund            1,935,837
shares redeemed

Accrued management          3,400,703
fee

Other payables and          509,241
accrued expenses

 TOTAL LIABILITIES                               21,584,384

NET ASSETS                                      $6,935,419,087

Net Assets consist of:

Paid in capital                                 $4,909,839,898

Undistributed net                                20,298,488
investment income

Accumulated                                      611,204,466
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                   1,394,076,235
appreciation

(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                    $6,935,419,087
202,783,458 shares
outstanding

NET ASSET VALUE,                   $34.20
offering price
and redemption
price per
share
($6,935,419,087 (divided by)
202,783,458
shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                       $   31,247,401
Dividends

Interest                                                    10,168,233

 TOTAL INCOME                                               41,415,634

EXPENSES

Management fee                     $  19,103,779

Transfer agent fees                  2,231,258

Accounting fees and                  404,942
expenses

Non-interested                       13,729
trustees'
compensation

Custodian fees and                   106,069
expenses

Registration fees                    60,637

Audit                                25,840

Legal                                10,909

Miscellaneous                        211,034

 Total expenses                      22,168,197
before reductions

 Expense reductions                  (787,052)                           21,381,145


NET INVESTMENT                                                           20,034,489
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                          626,563,617
securities (including
realized gain of
$281,124 on sales of
investments in
affiliated issuers)

 Foreign currency                    288                                 626,563,905
transactions

Change in net
unrealized
appreciation
(depreciation) on:

 Investment                          189,156,287
securities

 Assets and                          (13,643)                            189,142,644
liabilities in
 foreign currencies

NET GAIN (LOSS)                                                          815,706,549

NET INCREASE                                                            $835,741,038
(DECREASE) IN NET

ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                               $    781,353
Expense reductions
 Directed brokerage
arrangements

 Custodian interest                                                  5,699
credits

                                                                $    787,052

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS       SIX MONTHS ENDED    YEAR ENDED
                                        JUNE 30, 1997       DECEMBER 31,
                                        (UNAUDITED)         1996
Operations                              $ 20,034,489        $ 42,344,647
Net investment
income

 Net realized gain                       626,563,905         186,713,569
(loss)

 Change in net                           189,142,644         451,420,339
unrealized
appreciation
(depreciation)

 NET INCREASE                            835,741,038         680,478,555
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                         (41,142,087)        (11,769,237)
shareholders
From net
investment income

 From net realized                      (184,159,819)        (297,173,230)
gain

 TOTAL DISTRIBUTIONS                    (225,301,906)        (308,942,467)

Share transactions                       805,853,592         2,599,782,601
Net proceeds from
sales of shares

 Reinvestment of                         225,301,906         308,942,467
distributions

 Cost of shares                         (792,599,197)        (1,356,539,313)
redeemed

 NET INCREASE                            238,556,301         1,552,185,755
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                         848,995,433         1,923,721,843
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period                   6,086,423,654         4,162,701,811

 End of period                          $6,935,419,087      $ 6,086,423,654
(including
undistributed net
investment
income of
$20,298,488 and
$41,404,557,
respectively)

OTHER INFORMATION
Shares

 Sold                                     25,455,810         87,784,118

 Issued in                                 7,138,844         11,121,040
reinvestment of
distributions

 Redeemed                                (25,234,555)        (46,058,296)

 Net increase                            7,360,099           52,846,862
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                          SIX MONTHS ENDED        YEARS ENDED DECEMBER 31,
                          JUNE 30, 1997

SELECTED PER-SHARE DATA   (UNAUDITED)             1996         1995        1994      1993 D     1992
Net asset value,          $ 31.14              $ 29.20       $ 21.69      $ 23.08    $ 19.76   $ 18.51
beginning of period

Income from
Investment
Operations

Net investment             .10 G                  .22           .08           .12           .12           .09
income

Net realized and           4.11                   3.82          7.55          (.12)         3.64          1.64
unrealized gain
(loss)

Total from                 4.21                   4.04          7.63          -            3.76          1.73
investment
operations



Less Distributions

From net                   (.21)                  (.08)         (.12)         (.12)        (.11)         (.05)
investment income

From net realized          (.94)                  (2.02)        -             (1.27)       (.21)         (.43)
gain

In excess of net           -                       -            -              -           (.12)         -
realized gain

Total distributions        (1.15)                 (2.10)        (.12)         (1.39)        (.44)       (.48)

Net asset value, end    $    34.20           $    31.14    $    29.20    $    21.69    $    23.08    $  19.76
of period

TOTAL RETURN B, C            13.83%               14.71%        35.36%        (.02)%        19.37%       9.32%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of       $6,935,419           $6,086,424    $4,162,702    $2,141,869    $1,383,849    $749,837
period (000
omitted)

Ratio of expenses to        .71% A                .69%          .70%          .70%         .71%          .75%
average net assets

Ratio of expenses to        .68% A,               .67%          .70%          .69%         .71%          .75%
average net assets         E             E                           E
after expense
reductions

Ratio of net                .64% A                .81%          .37%          .69%         .72%          .83%
investment income
to average net
assets

Portfolio turnover rate     144% A                 81%           108%          122%        159%          262%

Average commission         $ .0428       $ .0416
rate F

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   PAST 10
JUNE 30, 1997                YEAR     YEARS    YEARS

OVERSEAS                     22.69%   11.30%     8.93%

Morgan Stanley EAFE Index    12.88%   12.84%     6.58%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's figures to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. (checkmark) Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
  1987/06/30               10000.00  10000.00
  1987/07/31                9885.93   9982.53
  1987/08/31               10760.46  10731.04
  1987/09/30               10522.81  10562.10
  1987/10/31                8327.00   9082.16
  1987/11/30                8403.04   9171.60

  1987/12/31     8994.45                     9443.94
  1988/01/31     8686.62                     9612.55
  1988/02/29     8917.49                    10253.29
  1988/03/31     9321.52                    10883.72
  1988/04/30     9475.43                    11041.88
  1988/05/31     9302.28                    10687.92
  1988/06/30     9138.74                    10406.21
  1988/07/31     9071.41                    10732.69
  1988/08/31     8753.95                    10034.87
  1988/09/30     9129.12                    10473.34
  1988/10/31     9533.15                    11369.46
  1988/11/30     9706.31                    12046.70
  1988/12/31     9725.55                    12113.86
  1989/01/31    10014.14                    12327.00
  1989/02/28    10187.29                    12390.36
  1989/03/31    10178.12                    12147.18
  1989/04/30    10478.61                    12259.84
  1989/05/31    10090.88                    11592.87
  1989/06/30    10052.10                    11397.72
  1989/07/31    10992.37                    12828.97
  1989/08/31    10914.82                    12252.00
  1989/09/30    11593.36                    12810.10
  1989/10/31    10963.29                    12295.42
  1989/11/30    11554.59                    12913.51
  1989/12/31    12281.59                    13389.98
  1990/01/31    12116.81                    12891.76
  1990/02/28    11833.99                    11991.98
  1990/03/31    12281.29                    10742.71
  1990/04/30    12349.36                    10657.45
  1990/05/31    13156.44                    11873.48
  1990/06/30    13448.16                    11768.90
  1990/07/31    14128.83                    11934.67
  1990/08/31    12689.69                    10775.72
  1990/09/30    11483.93                     9273.97
  1990/10/31    12553.56                    10719.02
  1990/11/30    12164.60                    10086.73
  1990/12/31    12077.09                    10250.13
  1991/01/31    12193.77                    10581.67
  1991/02/28    12604.58                    11716.01
  1991/03/31    12235.91                    11012.68
  1991/04/30    12504.94                    11120.82
  1991/05/31    12534.83                    11236.86
  1991/06/30    11847.31                    10411.17
  1991/07/31    12435.19                    10922.69
  1991/08/31    12475.05                    10700.87
  1991/09/30    12983.22                    11303.96
  1991/10/31    13072.89                    11464.20
  1991/11/30    12604.58                    10929.00
  1991/12/31    13043.00                    11493.41
  1992/01/31    13202.43                    11247.91
  1992/02/29    12927.30                    10845.33
  1992/03/31    12664.72                    10129.36
  1992/04/30    13452.48                    10177.51
  1992/05/31    14038.24                    10858.75
  1992/06/30    13775.66                    10343.69
  1992/07/31    12897.01                    10078.96
  1992/08/31    12785.91                    10711.12
  1992/09/30    12270.84                    10499.61
  1992/10/31    11432.59                     9948.86
  1992/11/30    11371.99                    10042.48
  1992/12/31    11644.67                    10094.42
  1993/01/31    11977.96                    10093.18
  1993/02/28    12212.57                    10398.06
  1993/03/31    13059.80                    11304.42
  1993/04/30    13927.70                    12377.23
  1993/05/31    14227.33                    12638.64
  1993/06/30    13876.04                    12441.45
  1993/07/31    14423.64                    12876.96
  1993/08/31    15198.55                    13572.10
  1993/09/30    15115.90                    13266.60
  1993/10/31    15663.50                    13675.44
  1993/11/30    15002.24                    12480.07
  1993/12/31    15994.13                    13381.22
  1994/01/31    17037.67                    14512.54
  1994/02/28    16737.18                    14472.34
  1994/03/31    16321.86                    13849.00
  1994/04/30    16861.77                    14436.60
  1994/05/31    16654.11                    14353.71
  1994/06/30    16477.61                    14556.56
  1994/07/31    16913.69                    14696.55
  1994/08/31    17110.96                    15044.49
  1994/09/30    16664.50                    14570.66
  1994/10/31    17007.13                    15055.86
  1994/11/30    16363.39                    14332.27
  1994/12/31    16269.95                    14422.02
  1995/01/31    15595.06                    13867.99
  1995/02/28    15636.10                    13828.19
  1995/03/31    16117.53                    14690.67
  1995/04/30    16578.03                    15243.17
  1995/05/31    16808.28                    15061.46
  1995/06/30    16965.27                    14797.33
  1995/07/31    17718.81                    15718.56
  1995/08/31    17226.92                    15118.95
  1995/09/30    17478.10                    15414.22

  1995/10/31    17132.72                  14999.89
  1995/11/30    17331.58                  15417.24
  1995/12/31    17854.87                  16038.41
  1996/01/31    18189.78                  16104.25
  1996/02/29    18229.84                  16158.69
  1996/03/31    18508.65                  16501.84
  1996/04/30    19023.38                  16981.60
  1996/05/31    19034.10                  16669.11
  1996/06/30    19173.51                  16762.92
  1996/07/31    18605.16                  16272.99
  1996/08/31    18744.57                  16308.64
  1996/09/30    19291.46                  16741.89
  1996/10/31    19098.44                  16570.58
  1996/11/30    20095.72                  17229.89
  1996/12/31    20202.96                  17008.25
  1997/01/31    20202.96                  16413.00
  1997/02/28    20671.03                  16681.45
  1997/03/31    20858.84                  16741.86
  1997/04/30    21034.92                  16830.69
  1997/05/31    22349.60                  17929.23
  1997/06/30    23523.42                  18921.25
Let's say hypothetically that $10,000 was invested in Overseas Portfolio on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $23,523 - a 135.23% increase on the initial investment. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,921 over the same period - a 89.21% increase. INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF JUNE 30, 1997
                                                          % OF FUND'S
                                                          INVESTMENTS

Alcatel Alsthom Compagnie Generale d'Electricite SA       2.1

Novartis AG (Reg.)                                        1.9

Total SA Class B                                          1.8

Philips Electronics NV (Bearer)                           1.8

Takeda Chemical Industries Ltd.                           1.5

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                    % OF FUND'S
                    INVESTMENTS

Finance             15.1

Technology          10.1

Durables             9.8

Basic Industries     9.7

Health               8.8

TOP FIVE COUNTRIES AS OF JUNE 30, 1997
(EXCLUDING CASH EQUIVALENTS)     % OF FUND'S
                                 INVESTMENTS

Japan                            25.4

United Kingdom                   13.5

France                            9.5

Netherlands                       7.9

Sweden                            5.3

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Overseas Portfolio
Q. HOW HAS THE FUND PERFORMED, RICK?
A. Pretty well. For the six months that ended June 30, 1997, the fund topped the 11.25% return registered by the Morgan Stanley Capital International EAFE Index. For the 12-month period that ended June 30, 1997, the fund again topped the EAFE index, which returned 12.88%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. Individual stock selection had the biggest influence on the fund's return, as several of the fund's larger positions posted positive results. Market selection -specifically, the fund's underweighting in Japan relative to the index - also played a key role. While the EAFE index had an approximate Japanese weighting of 30% during the period, I kept the fund at around 23% on average. As Japan's well-documented economic woes continued to hamper the overall performance of Japanese securities, my strategy of underweighting Japanese securities worked in the fund's favor. I would add, however, that while market selection is important, I place more emphasis on analyzing the specific pluses and minuses of a stock than I do on the country where a stock is issued.
Q. HOW DID THE EUROPEAN PORTION OF THE PORTFOLIO PERFORM?
A. The across-the-board decline in European interest rates had favorable implications for Europe's stock markets. This rate environment, which may have been related to continuing optimism on proposed economic unity throughout Europe, led to strong performances in countries such as Spain, Italy and Sweden. In Europe, I basically continued my strategy of looking for companies based on three themes: those that would benefit from a rising dollar, those that would gain from the overall improvement of world economies and those companies that were engaging in restructurings designed to improve the return on capital employed in their businesses.
Q. DID YOUR STRATEGIES LEAD YOU TO ANY OTHER REGIONS OF THE WORLD?
A. One area that came into play was Canada. I've previously mentioned my strategy of looking for stocks than can benefit from improving economies, and Canada's many natural resource-related stocks fit that bill. Stocks such as Inco, a nickel producer; Alcan, an aluminum producer; and Noranda, a paper and forest products company, reflected this strategy.
Q. FOLLOWING THE LEAD OF MANY AMERICAN COMPANIES, SOME INTERNATIONAL FIRMS HAVE BEEN IMPLEMENTING VARIOUS COST-CUTTING AND RESTRUCTURING STRATEGIES. WHY IS THIS A POSITIVE TREND? HOW HAS IT AFFECTED THE FUND?
A. Worldwide, I think company managements have gotten smarter about how they run their businesses. In order to earn returns above their cost of capital, companies have had to reduce expenses, either by cutting personnel, restructuring their balance sheets or upgrading their technology. As they strive to become more shareholder-friendly, international companies also are coming up with new ways to utilize their existing assets. In terms of the fund, several individual holdings are good illustrations of this trend. For example, Volvo, one of the fund's larger stakes and a strong performer during the period, divested many of its non-core businesses and announced plans to implement a share redemption program in which the company will buy back one of every 20 outstanding shares.
Q. WHICH INDIVIDUAL STOCK POSITIONS BENEFITED THE FUND? WERE THERE ANY DISAPPOINTMENTS?
A. As I mentioned earlier, individual stock selection was a real key to performance. Aside from the strong performances of Volvo and Telebras, a Brazilian telecommunications company, the fund's stake in Total, a French-based oil company, and Alcatel, which specializes in telecommunications and electrical equipment, turned in favorable results. Disappointments included the poor performance of several Japanese brokerage companies, including Nomura Securities and Nikko Securities.
Q. WHAT'S YOUR OUTLOOK?
A. More and more, individual stock selection is outdistancing country selection in terms of performance influence. I think this trend will most likely continue and will place even more emphasis on thorough research and analysis of individual stocks. With this in mind, I'll continue to use my three-pronged approach of looking for stocks that can benefit from a rising dollar, stronger economies and increased corporate efficiencies.



FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in stocks in Europe, the Far East and the Pacific Basin
START DATE: January 28, 1987
SIZE: as of June 30, 1997, more than $2.0 billion
MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.0%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  481,414 $ 3,866,315
AUSTRALIA - 1.8%
Aberfoyle Ltd.  22,800  63,586
Australia & New Zealand Banking
 Group Ltd.  376,800  2,811,729
Brambles Industries Ltd.  200,200  3,952,242
Broken Hill Proprietary Co. Ltd. (The)  226,800  3,330,629
CSR Ltd. 882,500  3,412,396
Coles Myer Ltd.  877,000  4,554,557
Colonial Ltd. (a)  682,200  1,738,024
National Australia Bank Ltd.   182,300  2,606,642
Pasminco Ltd.  476,800  966,754
QNI Ltd.  871,880  1,570,659
Tabcorp Holdings Ltd.   162,800  883,516
Western Mining Holdings Ltd.  953,939  6,003,913
Westpac Banking Corp.  143,800  863,862
Woolworths Ltd.  1,211,500  3,972,281
  36,730,790
AUSTRIA - 0.1%
Voest-Alpine Stahl AG  21,900  992,005
BELGIUM - 0.2%

BBL (Banque Bruxelles Lambert)  6,700  1,693,329
Credit Communal Holding/Dexia (b)  13,500  1,449,133
  3,142,462
BERMUDA - 0.1%
Fuji International Trust unit sponsored
 ADR (b)  100  2,698,015
BRAZIL - 1.0%
Centrais Electricas Brasileiras SA  2,080,000  1,240,464
Compania Energertica Minas Gerais  87,262,000  4,498,880
Multicanal Participacoes SA
 sponsored ADR  92,800  1,264,400
Telebras sponsored ADR  95,000  14,416,250
  21,419,994
CANADA - 2.8%
Alcan Aluminium Ltd.  269,700  9,200,645
Alliance Forest Products (a)(b)  83,700  2,043,016
BCE, Inc.  233,000  6,480,426
Bro-X Minerals Ltd.  42,700  -
Canadian Imperial Bank of Commerce  34,800  877,152
Canadian Natural Resources Ltd. (a)  159,900  4,151,968
Cominco Ltd. (a)  245,900  6,545,341
Domtar, Inc.   312,700  2,763,148
Greenstone Resources Ltd. (a)  141,300  1,238,352
Inco Ltd.  310,100  9,264,930
National Bank of Canada  361,200  4,525,955
Noranda, Inc.  373,200  8,041,647
Renaissance Energy Ltd. (a)  66,900  1,860,689
St Laurent Paperboard, Inc. (a)(b)  155,900  2,427,733
  59,421,002
CHINA (PEOPLES REPUBLIC) - 0.0%
First Tractor Co. Ltd. Class H (a)  416,000  273,861
DENMARK - 0.8%
Den Danske Bank Group AS  55,900  5,437,154
International Service Systems AS,
 Series B (a)  128,800  4,615,514
Novo-Nordisk AS Class B  30,900  3,368,405
Sophus Berendsen AS, Series B  6,300  910,624
Unidanmark AS Class A  34,500  1,937,560
  16,269,257

SHARES VALUE (NOTE 1)
EMERGING MARKETS - 0.3%
GT Global Developing Markets Fund  249,700 $ 3,511,406
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  82,500  1,227,188
Templeton Dragon Fund, Inc.   52,300  849,875
  5,588,469
FINLAND - 1.9%
Cultor OY, Series 1  57,600  3,046,271
Huhtamaki Ord.  190,700  8,196,748
Metsa-Serla Ltd. Class B  575,100  4,678,397
Nokia Corp. AB, Series A  130,300  9,720,253
Outokumpu OY Class A  135,300  2,680,084
Pohjola Class B  124,900  3,699,104
Rauma OY  2,317  53,026
UPM-Kymmene Corp.  83,200  1,920,074
Valmet OY  344,400  5,947,752
  39,941,709
FRANCE - 9.5%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  356,650  44,640,386
Axa SA  114,726  7,131,110
Axime SA Ex Segin (a)  2,100  248,206
Canal Plus SA  5,189  1,009,526
Cap Gemini Sogeti SA  28,700  1,513,044
Carrefour Supermarche SA  2,400  1,741,982
Compagnie de Saint Gobain  15,900  2,317,319
Credit Commercial de France Ord.   56,700  2,400,990
Eramet SA  98,162  4,523,979
Generale des Eaux, Cie  18,950  2,426,678
Generale des Eaux warrants
 5/2/01 (a)  18,950  11,344
Groupe Danone  30,800  5,086,017
Lafarge Coppee SA  62,520  3,886,103
Lagardere S.C.A. (Reg.)  77,700  2,255,602
Michelin SA (Compagnie Generale
 des Etablissements) Class B  163,000  9,782,439
Nationale Elf Aquitaine  127,700  13,768,545
Pechiney SA Class A  384,164  15,124,310
Paribas SA (Cie Financiere) Class A  46,200  3,189,892
Rhone Poulenc SA Class A  653,400  26,668,480
Societe Generale Class A  65,500  7,307,234
Total SA Class B  378,614  38,246,440
Unibail  8,100  757,627
Usinor Sacilor  242,100  4,364,239
Valeo SA  15,900  986,956
  199,388,448
GERMANY - 3.8%
Allianz Aktiengesellschaft Holdings (Reg.)  12,500  2,604,555
Altana AG  7,000  739,903
Beta Systems Software AG  3,000  171,999
BASF AG  136,400  4,962,131
Bayer AG  269,300  10,414,065
Buderus AG  8,300  4,564,881

Continental Gummi-Werke AG  134,300  3,335,380
Daimler-Benz AG Ord. 77,900  6,274,844
Dresdner Bank AG Ord. 30,000  1,034,145
Emerging Germany Fund, Inc. 70,600  732,475
Hoechst AG Ord. 84,000  3,556,345
Lufthansa  117,300  2,210,925
Mannesmann AG Ord. 11,300  4,999,708
Metallgesellschaft AG Ord. 276,300  5,749,193
New Germany Fund, Inc. (The)  231,800  3,650,850
Thyssen AG Ord.  4,300  1,022,343
COMMON STOCKS - CONTINUED
  SHARES VALUE (NOTE 1)
GERMANY - CONTINUED
Veba AG Ord.  113,500 $ 6,320,367
Volkswagen AG  23,965  18,150,518
  80,494,627
HONG KONG - 1.6%
Great Eagle Holdings Ltd.  546,000  1,800,736
HSBC Holdings PLC  745,100  22,078,550
Hong Kong & China Gas Co. Ltd. 1,708,800 3,418,923 Hutchison Whampoa Ltd. Ord. 240,000 2,075,642
Peregrine Investments Holdings Ltd. 1,200,000 2,470,634 Wharf Holdings Ltd. 206,000 893,456
  32,737,941
INDONESIA - 0.4%
Matahari Putra Prima PT (For. Reg.)  2,301,000  4,636,058
PT Multipolar (For. Reg.)  2,383,000  808,377
PT Multipolar Corp. rights 12/31/97
  (For. Reg.)  13,106,500  1,751,485
Putra Surya Multidana PT (For. Reg.) (a)  880,000  1,402,137
  8,598,057
IRELAND - 0.8%
Bank of Ireland, Inc. 968,400  10,639,830
CRH PLC  145,000  1,511,364
Independent Newspapers PLC  889,749  5,035,962
  17,187,156
ITALY - 1.2%
Credito Italiano Ord. 3,572,700  6,535,015
Eni Spa  2,128,800  12,042,644
Mondadori Arnoldo Editore Spa  1,700  9,925
Telecom Italia:
 Mobile Spa  1,942,000  6,250,390  Spa  380,000  1,220,358
  26,058,332
JAPAN - 23.6%
Acom Co. Ltd. 100,900  4,858,197
Amway Japan Ltd. 171,200  5,794,025
Aoyama Trading Co. Ord. 3,300  105,927
Asahi Chemical Industry Co. Ltd. 271,000  1,619,216
Asahi Breweries Ltd. 50,000  745,780
Bank of Tokyo-Mitsubishi Ltd. 327,000  6,560,251
Canon, Inc. 355,000  9,661,127
Circle K Japan Co. Ltd. 13,000  746,129
Citizen Watch Co. Ltd. Ord. 472,000  3,639,478
Dai-Ichi Kangyo Bank  124,000  1,687,295
DDI Corp. Ord. 913  6,737,302
Dai-Tokyo Fire & Marine Insurance Ord. 354,000 2,050,294 Daiichi Pharmaceutical Co. Ltd. 99,000 1,744,341
Daiwa House Industry Co. Ltd. 227,000  2,772,035
Daiwa Securities Co. Ltd. 774,000  6,103,153
Denso Corp. 212,000  5,066,771
Denny's Japan Co. Ltd. 79,000  2,377,339
Daito Trust Construction Co. 340,700  4,011,906
Fuji Bank Ltd. 498,000  7,471,411
Fuji Photo Film Co. Ltd. 719,000  28,911,770
Fujitsu Ltd. 1,086,000  15,061,624
Hitachi Ltd. 2,232,000  24,920,056
Hitachi Maxell Ltd. 385,000  9,537,267
Honda Motor Co. Ltd. 425,000  12,789,480
Hoya Corp. 22,000  978,673
Ibiden Co. Ltd. 200,000  2,878,451
Ito-Yokado Co. Ltd. 152,000  8,816,782
Japan Associated Finance Co. 46,000  3,611,147
Jusco Co. Ltd. 111,000  3,746,958

 SHARES VALUE (NOTE 1)
Kao Corp. 301,000 $ 4,174,539
Kobe Steel Ltd. Ord. (a)  847,000  1,617,977
Komatsu Ltd. Ord. 1,001,000  8,120,109
Kyocera Corp. 58,000  4,603,777
Long Term Credit Bank of Japan Ltd. (The)  413,000  1,783,200
Matsushita Electric Industrial Co. Ltd. 1,300,000  26,193,902
Matsushita Communication Industrial
 Co. Ltd. 185,000  6,244,930
Matsushita Electric Works Co. Ltd. 293,000  3,322,430
Minebea Co. Ltd. 273,000  2,905,142
Minolta Camera Co. Ltd. 711,000  4,452,859
Mitsubishi Estate Co. Ltd. 282,000  4,083,213
Mitsubishi Heavy Industries Ltd. 625,000  4,791,966
Mitsubishi Trust & Banking Corp. 100,000  1,578,787
Mitsui Fudosan (Re Devel) Co. 60,000  826,900
Murata Manufacturing Co. Ltd. 31,000  1,233,024
NKK Corp. 775,000  1,662,960
NEC Corp. 313,000  4,368,267
Nikko Securities Co. Ltd. 570,000  3,505,168

Nintendo Co. Ltd. Ord. 182,000  15,240,088
Nippon Telegraph & Telephone
 Corp. Ord. 1,744  16,733,394
Nitto Denko Corp. 27,000  525,186
Nomura Securities Co. Ltd. 805,000  11,094,247
Nichiei Co. Ltd. 31,400  3,642,723
Onward Kashiyama & Co. Ltd. 233,000  3,861,485
Omron Corp. 176,000  3,730,472
Orix Corp. 198,100  14,670,234
Ricoh Co. Ltd. Ord. 493,000  6,450,346
Rohm Co. Ltd. 93,000  9,572,157
Sakura Bank Ltd. 2,191,000  16,779,606
Sankyo Co. Ltd. 345,000  11,585,764
Sekisui Chemical Co. Ltd. 6,000  60,709
Shin-Etsu Chemical Co. Ltd. 113,000  2,996,380
Sony Corp. 214,200  18,665,078
Sumitomo Sitix Corp. 39,000  833,442Sony Music Entertainment Japan, Inc.
 32,500  1,522,308Shohkoh Fund & Co. Ltd. 3,600  1,089,624
Shinko Electric Industries Co. Ltd. 44,600  1,630,023
TDK Corp. 102,000  7,482,402
Takeda Chemical Industries Ltd. 1,128,000  31,681,799
Takefuji Corp. 16,000  873,653
Terumo Corp. 125,000  2,387,806
THK Co. Ltd. 184,600  3,155,968
Toyota Motor Corp. 665,000  19,605,739
Toyo Trust & Banking Co. Ltd. 33,000  277,770
Tokyo Electron Ltd. 107,800  5,152,811
Uni Charm Corp. Ord. 80,000  2,847,049
Uny Co. Ltd. 310,000  6,056,958
World Co. Ltd. 35,300  1,548,772
Xebio Co. Ltd. 37,200  915,033
Yamanouchi Pharmaceutical Co. Ltd. 79,000  2,122,378
Yasuda Trust & Banking  212,000  809,944
  496,074,683
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp. 204,960  6,116,486
MALAYSIA - 0.3%
Arab Malaysian Corp. BHD  668,000  2,487,304
Magnum Corp. BHD  397,000  597,584
Oriental Holdings BHD  178,000  1,339,671
Rothmans of Pall Mall Malaysia BHD  79,000  776,074
  5,200,633
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - 0.4%
Cifra SA de CV:
 Series A  227,993 $ 421,927
 Series C  1,864,100  2,984,440
Gruma SA Class B sponsored
 ADR (a)(b)  91,596  1,671,627
Grupo Financiero Bancomer Class B (a)  2,228,000  1,072,923
Grupo Financiero Inbursa SA Class B  237,000  1,009,846
Tubos De Acero De Mexico ADR (a)  78,200  1,441,813
  8,602,576
MULTI-NATIONAL  - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc. 82,900  870,450
NETHERLANDS - 7.9%
AKZO Nobel NV  145,500  19,927,448
Ahold NV  36,600  3,085,871
Chicago Bridge & Iron Co. NV  94,000  2,079,750
DSM NV  71,700  7,129,479
ING Groep NV  377,422  17,390,505
KBB NV Ord. 37,200  2,600,458
KLM Royal Dutch Air Lines NV  39,506  1,216,900
Koninklijke Hoogovens NV  121,600  6,773,097
Koninklijke KNP BT NV  288,800  6,572,659
Koninklijke Pakhoed NV  24,600  866,718
New Holland NV  248,000  6,789,000
Philips Electronics NV (Bearer)  521,700  37,345,868
Royal Dutch Petroleum Co. Ord. 456,160  23,712,609
Unilever NV Ord. 101,900  21,437,340
VNU Ord. 33,300  735,818
Vendex International NV (b)  121,600  6,655,466
Vedior NV BDR (a)(b)  66,800  1,765,144
  166,084,130
NETHERLANDS ANTILLES - 0.2%
Schlumberger Ltd. 32,700  4,087,500
NEW ZEALAND - 0.2%
Air New Zealand Ltd. Class B  552,200  1,689,359
Lion Nathan Ltd. 572,000  1,450,501
Lion Nathan Ltd. (Australia) (a)  59,200  151,715
  3,291,575
NORWAY - 0.6%
Den Norske Bank AS Class A Free shares  682,500  2,673,475
Elkem ASA  275,400  5,393,956
NCL Holdings AS (a)  460,300  1,451,258
Orkla AS Class B (non-vtg.)  15,600  1,058,212
Saga Petroleum AS Class B  126,300  2,206,505
  12,783,406
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  80,200  1,578,938
PORTUGAL - 0.2%
Electricidade de Portugal SA (a)  234,300  4,295,057

RUSSIA - 0.0%
Vimpel Communications sponsored ADR  12,800  486,400
SINGAPORE - 0.2%
Creative Technology Corp. Ltd. (a)  109,000  1,853,000
Kim Engineering Holdings Ltd.   2,683,000  2,251,941
  4,104,941
SOUTH AFRICA - 0.3%
Gencor Ltd. (Reg.)  820,800  3,782,739
JCI Ltd.   187,500  1,442,944
  5,225,683

 SHARES VALUE (NOTE 1)
SPAIN - 2.1%
Acerinox SA (Reg.)  29,750 $ 5,567,853
Asturiana del Zinc SA (a)(b)  259,900  5,496,614
Banco Bilbao Vizcaya SA Ord. (Reg.)  74,600  6,052,954
Banco de Santander SA Ord. (Reg.)  127,800  3,932,974
Banco Intercontinental Espanol  10,500  1,850,534
Tabacalera SA, Series A  126,300  6,771,957
Telefonica de Espana SA Ord. 511,500  14,770,310
  44,443,196
SWEDEN - 5.3%
ABB AB:
 Series A  297,900  4,186,265
 Series B  153,000  2,140,137
Astra AB Class A Free shares  1,216,000  22,678,928
Assi Doman AB Free shares  63,600  1,812,200
Electrolux AB  87,200  6,301,982
Ericsson (L.M.) Telephone Co.:
 Class B  154,400  6,089,211
 Class B ADR  49,400  1,945,125
Esselte AB Class B Free shares  90,900  2,142,702
Graenges AB (Reg.) (a)  48,600  645,188
Investor AB Class B Free shares 82,000  4,327,807
Nordbanken AB  156,900  5,303,834
SKF AB Ord. 34,100  883,305
Scania AB Class B  211,700  6,470,820
Skandia Foersaekrings AB  249,800  9,220,697
Svenska Cellulosa AB (SCA) Class B Ord.  101,900  2,138,039
Svenska Handelsbanken  160,200  5,104,157
Swedish Match Co. 4,500,200  15,154,151
Volvo AB Class B  582,600  15,619,505
  112,164,053
SWITZERLAND - 4.8%
ABB AG (Bearer)  650  982,894
Credit Suisse Group (Reg.)  190,477  24,436,837
Danzas Holdings AG (Reg.)  1,160  226,206
Julius Baer Holding AG  5,313  8,124,909
Nestle SA (Reg.)  9,030  11,899,952
Novartis AG (Reg.)  25,000  39,924,735
Roche Holding AG participation
 certificates  1,250  11,294,047
Sulzer AG (Reg.)  2,500  2,138,214
SGS Societe Generale de Surveillance
 Holding SA (Bearer)  800  1,707,834
  100,735,628
UNITED KINGDOM - 13.5%
Allied Domecq PLC  6,200  44,587
Asda Group PLC  2,705,400  5,584,562
BAT Industries PLC Ord. 1,709,800  15,298,884
BOC Group PLC  49,900  868,066
Barclays PLC Ord. 227,500  4,514,333
Barratt Developments PLC  847,125  3,469,114
Bass PLC Ord. 242,300  2,956,605
Blue Circle Industries PLC  430,400  3,073,729
Boots Co. PLC Class L (The)  323,900  3,793,246
British Aerospace PLC  257,400  5,726,819
British Petroleum PLC:
 ADR  47,800  3,579,025
 Ord.  998,909  12,413,428
British Land Co. PLC, (The) Ord. 176,200  1,663,125
British Steel PLC Ord. 1,230,000  3,061,134
British Telecommunications PLC Ord. 850,300  6,313,105
Cable & Wireless PLC Ord. 348,900  3,194,476
Caradon PLC  2,419,380  8,095,359
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Cookson Group PLC  4,377,200 $ 15,411,423
Dixons Group PLC  333,400  2,625,202
DR Solomons Group PLC sponsored
 ADR  13,400  340,025
English China Clay PLC  352,200  1,196,067
Glaxo Holdings PLC  538,800  11,122,060
Granada Group PLC  811,000  10,665,566
Grand Metropolitan PLC  1,492,491  14,360,698
Guinness PLC Ord. 221,100  2,164,223
HSBC Holdings PLC Ord. 57,600  1,772,465
Hays PLC  94,200  893,844
ICI (Imperial Chemical Industries) PLC
 Class L  133,900  1,859,014
Inchcape PLC Ord. 739,600  3,484,330
Ladbroke Group PLC Ord. 1,328,800  5,220,446
Lloyds TSB Group PLC  1,896,498  19,447,737

LucasVarity PLC  2,165,700  7,498,901
Mercury Asset Management Group PLC  77,400  1,591,270
National Grid Co. PLC  1,566,100  5,722,555
Norwich Union PLC (a)  194,300  1,033,427
Pearson, PLC  68,300  791,345
Perpetual PLC  19,600  874,434
Prudential Corp. PLC  428,318  4,146,217
Reckitt & Colman Ltd. Ord. 91,800  1,370,791
Redland PLC Ord. 458,900  2,597,365
Rentokil Group PLC  5,403,900  18,945,307
Rio Tinto PLC (Reg.)  53,900  938,997
Rolls Royce PLC Ord. 765,355  2,917,658
Rugby Group PLC  795,600  1,589,322Somerfield PLC  866,000  2,609,351
Shell Transport & Trading Co. PLC (Reg.)  2,313,300  15,769,642
SmithKline Beecham PLC Ord. 947,218  17,431,898
Tarmac  128,200  264,634
Thames Water PLC Ord. 144,800  1,663,235
Tomkins PLC Ord. 179,800  778,214
Unigate PLC  333,200  2,679,095
Unilever PLC Ord. 276,800  7,932,482
Vodafone Group PLC  1,865,929  9,101,201
WPP Group PLC  252,900  1,033,561
  283,493,599
UNITED STATES OF AMERICA - 1.5%
Alumax, Inc. (a)  222,700  8,448,681
Aluminum Co. of America  139,600  10,522,350
D.R. Horton, Inc. 161,600  1,676,600
Hanover Compressor Co. 1,500  29,250
Jefferson Smurfit Corp. 34,400  550,400
Kaiser Aluminum Corp. (a)  8,200  100,450
MCI Communications Corp. 213,800  8,184,531
Newmont Mining Corp. 46,000  1,794,000
Silgan Holdings, Inc. 2,600  100,750
  31,407,012
TOTAL COMMON STOCKS
 (Cost $1,450,354,067)  1,845,854,386
PREFERRED STOCKS - 1.0%
SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust   73,000 $ 1,272,938
NONCONVERTIBLE PREFERRED STOCKS - 0.9%
ITALY - 0.9%
Stet (Societa Finanziaria Telefonica) Spa  3,435,100  11,903,329
Telecom Italia:
Mobile Spa de Risp   3,961,100  7,030,916   Ord. 435,400  871,518
TOTAL NONCONVERTIBLE PREFERRED STOCKS  19,805,763
TOTAL PREFERRED STOCKS
  (Cost $12,443,054)   21,078,701
CORPORATE BONDS - 0.8%
 MOODY'S PRINCIPAL
 RATINGS (D) AMOUNT
BERMUDA - 0.2%
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2 $ 4,472,000  4,896,840
JAPAN - 0.6%
Asahi Breweries Ltd
  6.40%, 10/16/98  - JPY 501,000,000  6,817,218
Matsushita Electric Industrial
Co. Ltd.:
  1.30%, 3/29/02 Aa2 JPY 186,000,000  2,320,031
  1.40%, 3/31/04 Aa2 JPY 174,000,000  2,170,352
  11,307,601
TOTAL CORPORATE BONDS
  (Cost $15,280,034)   16,204,441
GOVERNMENT OBLIGATIONS - 0.0%
U.S. Treasury Bills, yields at dates of purchase
  4.85%, to 5.28%, 8/7/97 to 1/8/98 (c)
  (Cost $886,510)   $900,000  886,492
CASH EQUIVALENTS - 10.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
  (U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
  6/30/97 due 7/1/97  $ 214,820,380  214,785,000
TOTAL INVESTMENT IN SECURITIES - 100%
  (Cost $1,693,748,665) $ 2,098,809,020
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
232 Nikkei 225 Stock
Index Contracts Sept. 1997 $ 23,890,200 $ 40,693
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.1%
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,206,748 or 1.2% of net assets.
(c) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $788,676.
(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $712,738,103 and $575,228,156, respectively.
The market value of futures contracts opened and closed during the period amounted to $49,056,147 and $39,254,194, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $127,548 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investments
Aerospace & Defense   0.4%
Basic Industries    9.7
Cash Equivalents   10.2
Construction & Real Estate    2.9
Durables    9.8
Energy    6.5
Finance    15.1
Government Obligations   0.0
Health    8.8
Holding Companies   1.3
Industrial Machinery & Equipment    2.5
Media & Leisure   2.2
Nondurables   6.6
Precious Metals   0.5
Retail & Wholesale   3.7
Services    2.1
Technology    10.1
Transportation   0.5
Utilities   7.1
 100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $1,694,697,195. Net unrealized appreciation aggregated $404,111,825, of which $447,629,963 related to appreciated investment securities and $43,518,138 related to depreciated investment securities. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in                                             $2,098,809,020
securities, at
value (including
repurchase
agreements of
$214,785,000) (cost
$1,693,748,665) -
See accompanying
schedule

Cash                                                               2,443

Receivable for                                                 3,065,615
investments sold

Receivable for fund                                            1,404,647
shares sold

Dividends receivable                                           7,012,340

Interest receivable                                              149,101

Other receivables                                                 27,542

 TOTAL ASSETS                                              2,110,470,708

LIABILITIES

Payable for                          $   16,404,484
investments
purchased

Payable for fund                          2,602,874
shares redeemed

Accrued management                        1,275,223
fee

Payable for daily                            34,800
variation on
futures contracts

Other payables and                          342,806
accrued expenses
accrued expenses

 TOTAL LIABILITIES                              20,660,187

NET ASSETS                                  $2,089,810,521

Net Assets consist of:

Paid in capital                             $1,603,802,130

Undistributed net                               14,431,091
investment income

Accumulated                                     66,527,361
undistributed net
realized gain (loss)
on investments and
foreign currency
transactions

Net unrealized                                 405,049,939
appreciation
(depreciation) on
investments
and assets and
liabilities in
foreign currencies

NET ASSETS, for                             $2,089,810,521
104,279,605
shares outstanding

NET ASSET VALUE,                                    $20.04
offering price
and redemption
price per share
($2,089,810,521 (divided by)
104,279,605
shares)

STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                    26,148,620
Dividends

Interest                                                       $  5,052,251

                                                                 31,200,871

Less foreign taxes                                               (3,188,198)
withheld

 TOTAL INCOME                                                    28,012,673

EXPENSES

Management fee                              $    6,739,466

Transfer agent fees                                648,554

Accounting fees and                                400,724
expenses

Non-interested                                       3,852
trustees'
compensation

Custodian fees and                                 422,619
expenses

Registration fees                                    4,483

Audit                                               14,836

Legal                                                2,287

Miscellaneous                                       71,824

 Total expenses                                  8,308,645
before reductions

 Expense reductions                                (71,550)       8,237,095

NET INVESTMENT                                                   19,775,578
INCOME

REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:

 Investment                   69,225,765
securities

 Foreign currency                (83,526)
transactions

 Futures contracts               (182,586)         68,959,653
 Change in net
unrealized
appreciation
(depreciation) on:

 Investment                   199,312,047
securities

 Assets and                       (61,369)
liabilities in
 foreign currencies

 Futures contracts                511,033        199,761,711

NET GAIN (LOSS)                                  268,721,364

NET INCREASE                                    $288,496,942
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION                                 $   70,664
Expense reductions
 Directed brokerage
arrangements

 Custodian credits                                       886

                                                  $   71,550

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS       YEAR ENDED
                                    ENDED            DECEMBER 31,
                                    JUNE 30, 1997    1996
                                    (UNAUDITED)

Operations                          $ 19,775,578      $ 28,360,200
Net investment
income

 Net realized gain                    68,959,653       114,395,097
(loss)

 Change in net                       199,761,711        46,672,077
unrealized
appreciation
(depreciation)

 NET INCREASE                        288,496,942       189,427,374
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS

Distributions to                     (29,012,812)      (16,689,141)
shareholders
From net
investment income

 From net realized                  (115,172,073)      (18,358,055)
gain

 TOTAL DISTRIBUTIONS                (144,184,885)      (35,047,196)

Share transactions                   478,306,941       649,592,564
Net proceeds from
sales of shares

 Reinvestment of                     144,184,885        35,047,196
distributions

 Cost of shares                     (344,594,600)     (514,552,645)
redeemed

 NET INCREASE                        277,897,226       170,087,115
(DECREASE) IN NET
ASSETS RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL INCREASE                     422,209,283       324,467,293
(DECREASE) IN NET
ASSETS

NET ASSETS

 Beginning of period      1,667,601,238     1,343,133,945

 End of period           $2,089,810,521    $1,667,601,238
(including
undistributed net
investment
income of
$14,431,091 and
$22,748,929,
respectively)

OTHER INFORMATION
Shares

 Sold                        26,141,924        37,069,614

 Issued in                    8,319,959         2,053,145
reinvestment of
distributions

 Redeemed                   (18,706,716)      (29,349,715)

 Net increase                15,755,167         9,773,044
(decrease)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                         SIX MONTHS ENDED   YEARS ENDED DECEMBER 31,
                         JUNE 30, 1997

SELECTED PER-SHARE DATA  (UNAUDITED)        1996                       1995    1994   1993 F   1992

Net asset value,         $ 18.84            $ 17.06       $ 15.67       $ 15.48       $ 11.53     $ 13.09
beginning of period

Income from
Investment
Operations

 Net investment              .20 D              .32 D,        .17           .19           .06         .16
income                                         E

 Net realized and           2.64               1.88          1.34           .08          4.16       (1.54)
unrealized gain
(loss)

 Total from                 2.84               2.20          1.51           .27          4.22       (1.38)
investment
operations

Less Distributions

 From net                   (.33)              (.20)         (.06)         (.08)         (.18)       (.18)
investment income

 In excess of net              -                  -             -             -          (.04)          -
investment income

 From net realized         (1.31)              (.22)         (.02)            -             -           -
gain

 In excess of net              -                  -          (.04)            -          (.05)          -
realized gain

Total distributions        (1.64)              (.42)         (.12)         (.08)         (.27)       (.18)

Net asset value, end     $ 20.04            $ 18.84       $ 17.06       $ 15.67       $ 15.48     $ 11.53
of period

TOTAL RETURN B, C          16.44%             13.15%         9.74%         1.72%        37.35%     (10.72)%

RATIOS AND
SUPPLEMENTAL
DATA

Net assets, end of   $ 2,089,811        $ 1,667,601   $ 1,343,134   $ 1,297,701     $ 777,961   $ 180,837
period (000

omitted)

Ratio of expenses to        .94% A               .93%          .91%           .92%        1.03%       1.14%
average net assets

Ratio of expenses to        .93% A, G            .92%          .91%           .92%        1.03%       1.14%
average net assets                              G
after expense
reductions

Ratio of net               2.23% A              1.84%         1.88%          1.28%       1.21%       1.86%
investment income
to average net
assets

Portfolio turnover rate      72% A                92%           50%            42%         42%         61%

Average commission      $ .0115              $ .0137
rate H

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
ARE NOT ANNUALIZED AND DO NOT
REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C THE TOTAL
RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE. F EFFECTIVE JANUARY 1,
1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. G FMR OR
THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Index 500 Portfolio and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. On July 17, 1997, the Board of Trustees approved the creation of Service Class, a new class of shares of each fund. The Service Class shares of High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, Overseas Portfolio, Asset Manager Portfolio, Asset Manager: Growth Portfolio, Contrafund Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio will be subject to an annual distribution and service fee of .10% of each class' average net assets. Service Class shares of the Money Market Portfolio, Index 500 Portfolio and Investment Grade Portfolio will be available without a 12b-1 fee. Service Class shares of each fund are expected to be available on or about October 31, 1997. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
MONEY MARKET PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INVESTMENT GRADE BOND PORTFOLIO. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. HIGH INCOME PORTFOLIO. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
ASSET MANAGER, BALANCED AND ASSET MANAGER: GROWTH PORTFOLIOS. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
EQUITY-INCOME, GROWTH & INCOME, INDEX 500, GROWTH OPPORTUNITIES, CONTRAFUND
AND GROWTH PORTFOLIOS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
OVERSEAS PORTFOLIO. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
OVERSEAS PORTFOLIO - CONTINUED
or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. Growth & Income intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:
MONEY MARKET PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
INVESTMENT GRADE BOND, HIGH INCOME, ASSET MANAGER, BALANCED, ASSET MANAGER:
GROWTH, EQUITY-INCOME, INDEX 500, GROWTH OPPORTUNITIES, GROWTH & INCOME, CONTRAFUND, GROWTH AND OVERSEAS PORTFOLIOS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Certain foreign currency gains (losses), if applicable, are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distributions.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures and options transactions, defaulted bonds, foreign currency transactions, passive foreign investment companies
(PFIC), market discount, partnerships, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds generally use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $10,000,000, $3,505,987, $1,696,288 and $202,398 or 0.9%, 0.2%, 0.0% and 0.1% of net assets of the Money
Market, High Income, Asset Manager and Asset Manager: Growth Portfolios, respectively.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee. For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and an income-based fee. The group fee rate is the weighted average of a series of rates ranging from .1100% to .3700% and is based on the monthly average net assets of all the mutual funds advised by FMR. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% of average net assets.
For the Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .28% of the fund's average net assets. For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the Investment Grade Bond and High Income Portfolios and .2500% to .5200% for
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED MANAGEMENT FEE - CONTINUED the Asset Manager, Balanced, Asset Manager: Growth, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth and Overseas Portfolios for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
The annual individual fund fee rates are .30% for Investment Grade Bond, Asset
Manager: Growth, Growth Opportunities, Contrafund and Growth and, .45% for High Income and Overseas, .25% for Asset Manager, .15% for Balanced, and .20% for Equity-Income and Growth & Income Portfolios. For the period, each funds' management fee was equivalent to the following annualized rates expressed as a percentage of average net assets:
Money Market .21%
Investment Grade Bond .44%
High Income .60%
Asset Manager .56%
Balanced .46%
Asset Manager: Growth, Growth Opportunities,
Contrafund, Growth .61%
Equity-Income .51%
Growth & Income .50%
Index 500 .28%
Overseas .76%
SUB-ADVISER FEE. As the Money Market Portfolio's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect. FMR, on behalf of the High Income, Asset Manager, Balanced, Asset Manager: Growth, Growth & Income, Growth Opportunities, Contrafund and Overseas Portfolios, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and with respect only to Overseas Portfolio, Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each funds' transfer agent fees was equivalent to the following annualized rates expressed as a percentage of average net assets: Money Market, High Income, .07 Asset Manager, Balanced, Equity-Income, %

Growth Opportunities, Contrafund,
Growth and Overseas

Investment Grade Bond, Asset Manager: .08 Growth,
Growth & Income and Index 500         %

ACCOUNTING FEES. Fidelity Service Company Inc., an affiliate of FMR, maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the Index 500 fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .28% of average net assets. FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. INTERFUND LENDING PROGRAM.
Contrafund Portfolio participated in the interfund lending program as a lender. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $36,999,000 and $17,934,833, respectively. The weighted average interest rate was 5.42%. Interest earned from the interfund lending program amounted to $16,203 and is included in interest income on the Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares and certain unaffiliated insurance companies were record owners of 10% or more of the total outstanding shares of the following funds:
FILI UNAFFILIATED INSURANCE COMPANIES FUND % OF OWNERSHIP # OF % OF OWNERSHIP Money Market 50 1 11
Investment Grade Bond 35 1 11
High Income 14 2 57
Asset Manager 20 3 49
Balanced 23 1 76
Asset Manager: Growth 76 - -
Equity-Income 20 1 29
Growth & Income 90 - -
Index 500 44 1 10
Growth Opportunities 28 1 71
Contrafund 37 2 35
Growth  15 1 28
Overseas 15 1 36
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in the "Legend" at the end of each applicable fund's schedule of investments.
9. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Money Market Fund, Government Investment Fund, High Yield Fund, and Overseas Fund of the Fidelity Advisor Annuity Fund trust, and to transfer the assets of those funds to Money Market Portfolio, Investment Grade Bond Portfolio, High Income Portfolio, and Overseas Portfolio, respectively. The liquidation and transfer of assets was completed on March 14, 1997.
 VALUE OF FUND ASSETS TRANSFERRED SHARES EACH SHARE
Money Market Fund $27,320,971 27,320,971 $ 1.00
Investment Grade Portfolio $19,784,453 1,717,566 $ 11.52
High Income Portfolio $91,391,383 7,733,642 $ 11.82
Overseas Portfolio $46,754,098 2,644,463 $ 17.68



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
 MONEY MARKET PORTFOLIO
Fidelity Management & Research (U.K.) Inc.,
 London, England
 HIGH INCOME, ASSET MANAGER, ASSET MANAGER: GROWTH,
 CONTRAFUND, BALANCED, GROWTH OPPORTUNITIES,
 GROWTH & INCOME AND OVERSEAS PORTFOLIOS
Fidelity Management & Research (Far East) Inc.,

 Tokyo, Japan
 HIGH INCOME, ASSET MANAGER, ASSET MANAGER: GROWTH,
 CONTRAFUND, BALANCED, GROWTH OPPORTUNITIES,
 GROWTH & INCOME AND OVERSEAS PORTFOLIOS
Fidelity International Investment Advisors
 Pembroke, Bermuda
 OVERSEAS PORTFOLIO
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
 OVERSEAS PORTFOLIO
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Abigail Johnson, VICE PRESIDENT - GROWTH, CONTRAFUND
 AND GROWTH OPPORTUNITIES PORTFOLIOS
Richard A. Spillane, Jr., VICE PRESIDENT - EQUITY INCOME,
 OVERSEAS, BALANCED AND GROWTH & INCOME PORTFOLIOS
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT - HIGH INCOME,
 INVESTMENT GRADE BOND, ASSET MANAGER AND
 ASSET MANAGER: GROWTH PORTFOLIOS
Robert A. Lawrence, VICE PRESIDENT - INVESTMENT GRADE BOND,
 INDEX 500, ASSET MANAGER, ASSET MANAGER: GROWTH AND
 HIGH INCOME PORTFOLIOS
Barry J. Coffman, VICE PRESIDENT - HIGH INCOME PORTFOLIO
William Danoff, VICE PRESIDENT - CONTRAFUND PORTFOLIO
Bettina Doulton, VICE PRESIDENT - BALANCED PORTFOLIO
Jennifer Farrelly, VICE PRESIDENT - INDEX 500 PORTFOLIO
Kevin E. Grant, VICE PRESIDENT - INVESTMENT GRADE BOND
 AND BALANCED PORTFOLIOS
Richard C. Habermann, VICE PRESIDENT - ASSET MANAGER
 AND ASSET MANAGER: GROWTH PORTFOLIOS
Robert K. Duby, VICE PRESIDENT - MONEY MARKET PORTFOLIO
Richard M. Mace, Jr., VICE PRESIDENT - OVERSEAS PORTFOLIO
Charles S. Morrison, VICE PRESIDENT - ASSET MANAGER AND
 ASSET MANAGER: GROWTH PORTFOLIOS
Stephen Petersen, VICE PRESIDENT - EQUITY INCOME
Beth Terrana, VICE PRESIDENT - GROWTH & INCOME PORTFOLIO
John Todd, VICE PRESIDENT - ASSET MANAGER AND
 ASSET MANAGER: GROWTH PORTFOLIOS
Jennifer Uhrig, VICE PRESIDENT - GROWTH OPPORTUNITIES PORTFOLIO
George Vanderheiden, VICE PRESIDENT -
 ASSET MANAGER, ASSET MANAGER: GROWTH AND
 GROWTH OPPORTUNITIES PORTFOLIOS
Sarah H. Zenoble, VICE PRESIDENT - MONEY MARKET PORTFOLIOS
Thomas D. Maher, ASSISTANT VICE PRESIDENT -
 MONEY MARKET PORTFOLIO
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
Boyce Greer, VICE PRESIDENT - MONEY MARKET PORTFOLIO
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER -
 MONEY MARKET PORTFOLIO
BOARD OF TRUSTEES
Robert C. Pozen **
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates **
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
 MONEY MARKET, INVESTMENT GRADE BOND AND
 HIGH INCOME PORTFOLIOS
The Chase Manhattan Bank, New York, NY
 EQUITY-INCOME, ASSET MANAGER, ASSET MANAGER: GROWTH,
 GROWTH & INCOME, BALANCED AND OVERSEAS PORTFOLIOS
Brown Brothers Harriman & Co., Boston, MA
 GROWTH, GROWTH OPPORTUNITIES, CONTRAFUND AND
 INDEX 500 PORTFOLIOS
* INDEPENDENT TRUSTEES
** BALANCED, GROWTH & INCOME AND GROWTH OPPORTUNITIES PORTFOLIOS ONLY